UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

John Fitzgerald

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2007 through December 31, 2007.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

SEMI-ANNUAL REPORT
SIX MONTHS ENDED (UNAUDITED)

JPMorgan Funds

Small Cap

Funds

JPMorgan Dynamic Small Cap Growth Fund
JPMorgan Micro Cap Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan U.S. Small Company Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Dynamic Small Cap Growth Fund	2
JPMorgan Micro Cap Fund	4
JPMorgan Small Cap Core Fund	6
JPMorgan Small Cap Equity Fund	8
JPMorgan Small Cap Growth Fund	10
JPMorgan Small Cap Value Fund	12
JPMorgan Strategic Small Cap Value Fund	14
JPMorgan U.S. Small Company Fund	16
Schedules of Portfolio Investments	18
Financial Statements	52
Financial Highlights	68
Notes to Financial Statements	84
Trustees	92
Officers	94
Schedule of Shareholder Expenses	95
Board Approval of Investment Advisory Agreements	98

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Small Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007.”

Challenges mount in second half of 2007

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the final six months of the year, the S&P 500 Index posted a total return of –1.37%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts across the board. In the small-cap segment, the Russell 2000 Growth Index returned –2.09%, and the Russell 2000 Value Index returned –13.08%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   1

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 19, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$242,130
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Dynamic Small Cap Growth Fund, which seeks capital growth over the long term*, returned 2.90%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the –2.09% return for the Russell 2000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the healthcare, technology and energy sectors. At the individual stock level, ANSYS Inc., an engineering simulation software developer, contributed to performance. The company’s shares advanced after issuing a fourth-quarter and fiscal 2007 profit outlook that was roughly in line with estimates. Additionally, the company reported third-quarter profit that more than doubled due to increased sales and cost controls. GameStop Corp. also helped returns. The company’s shares advanced after it reported that third-quarter profits had nearly tripled due to a robust video game market. Another contributor to performance was INVESTools Inc., which provides investor education products and services. The company topped fiscal third-quarter profit expectations, citing strong revenue and increased growth in its brokerage division.

On the negative side, stock selection in the materials and energy sectors as well as an underweight in the utility sector hurt returns. At the individual stock level, Smith & Wesson Holding Corp., a gun manufacturer, detracted from performance. The company’s shares declined after it reported that preliminary second-quarter income was below estimates and reduced its outlook for the year. Results in the second quarter were hurt by softness in the market for hunting rifles and shotguns, driven by lower-than-expected consumer demand, a buildup in pre-season retail inventories and unseasonably warm autumn weather, which decreased retail traffic and compressed the fall hunting season. Liquidity Services Inc., an online auction marketplace, also hurt returns. The company’s shares declined after it lowered fourth-quarter guidance to reflect the loss of a pilot customer and heavier-than-expected seasonality. Another detractor from performance was Security Capital Assurance Ltd., a financial guaranty insurer. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ViaSat, Inc.	2.5%
2.	Penn Virginia Corp.	2.1
3.	INVESTools, Inc.	2.1
4.	Cbeyond, Inc.	2.1
5.	WMS Industries, Inc.	2.0
6.	ANSYS, Inc.	1.9
7.	Gentiva Health Services, Inc.	1.9
8.	Chemed Corp.	1.9
9.	SunOpta, Inc. (Canada)	1.9
10.	Affiliated Managers Group, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	22.9%
Health Care	21.5
Consumer Discretionary	16.5
Energy	9.5
Industrials	8.9
Financials	8.3
Telecommunication Services	3.7
Consumer Staples	3.1
Materials	2.9
Short-Term Investment	2.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –2.50%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	05/19/97
Without Sales Charge		13.22%	15.86%	8.55%
With Sales Charge*		7.25	14.62	7.97
CLASS B SHARES	05/19/97
Without CDSC		12.59	15.17	7.98
With CDSC**		7.59	14.94	7.98
CLASS C SHARES	01/07/98
Without CDSC		12.55	15.17	7.85
With CDSC***		11.55	15.17	7.85
SELECT CLASS SHARES	04/05/99	13.67	16.33	8.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Select Class Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   3

JPMorgan Micro Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 31, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$16,246
Primary Benchmark	Russell Microcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Micro Cap Fund, which seeks capital growth over the long term*, returned –11.38%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –11.78% return for the Russell Microcap Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial service, healthcare and technology sectors. At the individual stock level, Third Wave Technologies Inc., a leading provider of genetic analysis products, contributed to performance. The company benefited from investors’ confidence in management’s near-term focus on execution and a clear five-year strategy for penetrating the clinical molecular diagnostic market. INVESTools Inc., which provides investor education products and services, also helped returns. The company topped fiscal third-quarter profit expectations, citing strong revenue and increased growth in its brokerage division. Another contributor to performance was Concur Technologies Inc., a global provider of corporate expense management software. The company’s acquisition of Gelco Expense Management was well received by investors. In addition, the company delivered strong growth and raised earnings estimates for 2008.

On the negative side, stock selection in the consumer discretionary, producer durables and energy sectors hurt returns. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with its asset class. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential (small-cap stocks, high yield bonds) and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Smith & Wesson Holding Corp., a gun manufacturer, detracted from performance. The company’s shares declined after it reported that preliminary second-quarter income was below estimates and reduced its outlook for the year. Results in the second quarter were hurt by softness in the market for hunting rifles and shotguns, driven by lower-than-expected consumer demand, a buildup in pre-season retail inventories and unseasonably warm autumn weather, which decreased retail traffic and compressed the fall hunting season. Ashworth Inc., a casual sports apparel company, also hurt returns. The company reported lower-than-expected earnings results for the second and third quarter. Another detractor from performance was Wet Seal Inc., a specialty contemporary apparel and accessory retailer. The company’s stock declined after replacing its senior management team and experiencing a headwind of slowing mall traffic.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify micro-cap companies with durable franchises and management teams with a proven track record. Our research involved separating those with strong long-term prospects from those that exhibit deteriorating business fundamentals or experience deep cyclicality. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Third Wave Technologies, Inc.	3.3%
2.	Magma Design Automation, Inc.	3.3
3.	INVESTools, Inc.	2.8
4.	Cornell Cos., Inc.	2.6
5.	Five Star Quality Care, Inc.	2.6
6.	ScanSource, Inc.	2.5
7.	ProCentury Corp.	2.3
8.	DemandTec, Inc.	2.3
9.	PDF Solutions, Inc.	2.2
10.	GMX Resources, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.2%
Consumer Discretionary	17.3
Health Care	15.3
Financials	11.9
Industrials	11.5
Energy	3.2
Consumer Staples	2.9
Investment Company	4.1
Other (less than 1.0%)	0.6
Short-Term Investment	6.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	10/31/05
Without Sales Charge		(6.72)%	1.97%
With Sales Charge*		(11.60)	(0.53)
CLASS C SHARES	10/31/05
Without CDSC		(7.19)	1.46
With CDSC**		(8.19)	1.46
SELECT CLASS SHARES	10/31/05	(6.46)	2.25

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/31/05 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 31, 2005.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Micro Cap Fund, the Russell Microcap Index, the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index from October 31, 2005 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Microcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Micro-Cap Funds Index and the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Microcap Index is an unmanaged index which measures the 1,000 smallest stocks (on the basis of capitalization) in the small cap Russell 2000 Index plus the next 1,000 smaller companies. The Lipper Micro-Cap Funds Index and Lipper Small-Cap Core Funds Index are indices based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through November 30, 2006, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   5

JPMorgan Small Cap Core Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$743,707
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Core Fund, which seeks capital growth over the long term*, returned –12.17%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –7.53% return for the Russell 2000 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due to stock selection in the industrial cyclical and financial sectors. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with its asset class. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential (small-cap stocks, high yield bonds) and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Ceradyne Inc., a ceramics manufacturer, detracted from performance. Lower violence levels in Iraq brought into question the need for further ceramic armor contracts from the government. Alliance One International Inc., a tobacco company, also hurt returns. The stock declined following a disappointing tobacco crop yield.

On the positive side, stock selection in the basic materials and software and service sectors contributed to returns. At the individual stock level, major contributors included Terra Industries Inc. and CF Industries Holdings Inc., which are agricultural chemicals manufacturers. The companies’ shares benefited from global food demand and ethanol subsidies, both of which increased demand for fertilizer products.

Q:	HOW WAS THE FUND MANAGED?

A:	We attempted to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we typically only allowed small deviations in the Fund’s sector weightings relative to the benchmark’s sector weights. We have found that minimizing sector bets is an effective way to reduce residual risk without impacting the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund were limited relative to the stock’s weight in the Russell 2000 Index.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	CF Industries Holdings, Inc.	1.5%
2.	Terra Industries, Inc.	1.4
3.	priceline.com, Inc.	1.2
4.	Tupperware Brands Corp.	1.2
5.	Deluxe Corp.	1.2
6.	Digital Realty Trust, Inc.	1.1
7.	Applied Industrial Technologies, Inc.	1.0
8.	Premiere Global Services, Inc.	0.9
9.	Cash America International, Inc.	0.9
10.	Nationwide Health Properties, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	18.4%
Industrials	17.0
Information Technology	15.8
Health Care	14.9
Consumer Discretionary	13.2
Materials	6.1
Energy	5.2
Utilities	3.0
Telecommunication Services	2.5
Consumer Staples	1.8
Short-Term Investments	2.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	01/01/97	(5.27)%	13.44%	5.22%

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investor’s cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 20, 1994
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,303,662
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Equity Fund, which seeks capital growth over the long term*, returned –6.85%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the –7.53% return for the Russell 2000 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial service, producer durable and technology sectors. At the individual stock level, MICROS Systems Inc., an information system manufacturer, contributed to performance. The company’s shares advanced after it reported a solid fiscal first-quarter, driven by hardware sales and a sharp increase in service revenue. In addition, gross margins on hardware and services were also better than expected. FMC Technologies Inc., an oil-field service company, also helped returns. The company reported increased third-quarter profit, driven by strength in its subsea systems business as inbound orders rose. Another contributor to performance was TransDigm Group Inc., an aerospace supplier. The company announced that its fiscal fourth-quarter earnings rose due to increased demand for replacement parts and the inclusion of results from acquisitions. Sales increased significantly, surpassing expectations, with the majority of the gain coming from recent acquisitions.

On the negative side, stock selection in the consumer discretionary and auto and transportation sectors as well as an underweight in the healthcare sector hurt returns. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with its asset class. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential (small-cap stocks, high yield bonds) and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Jarden Corp., a consumer products manufacturer, detracted from performance. Shares declined on decreased third-quarter profit, with the company citing costs related to an acquisition. NCI Building Systems Inc., a building products manufacturer, also hurt returns. The company announced that its fiscal fourth-quarter profit declined due to a challenging industry environment that led to slow sales in its largest divisions. Specifically, sales of engineered building products and metal components declined. Another detractor from performance was Pool Corp., a distributor of swimming pool supplies. The company’s shares declined after it reported decreased third-quarter profit due to a drop in new pool construction and unfavorable weather conditions.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify undervalued small-cap companies with leading competitive positions and strong management. The research process was designed to identify companies that exhibit sustainable free cash flow, are in industries with high barriers to entry and have a proven management team. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	TransDigm Group, Inc.	2.4%
2.	ProAssurance Corp.	2.3
3.	Exterran Holdings, Inc.	2.2
4.	Silgan Holdings, Inc.	2.2
5.	Airgas, Inc.	2.1
6.	Alliant Techsystems, Inc.	1.9
7.	MICROS Systems, Inc.	1.9
8.	Waste Connections, Inc.	1.8
9.	PSS World Medical, Inc.	1.8
10.	Compass Minerals International, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Industrials	18.3%
Information Technology	17.1
Financials	17.0
Consumer Discretionary	10.3
Materials	9.5
Health Care	9.2
Consumer Staples	4.6
Energy	4.5
Utilities	3.1
Telecommunication Services	2.3
Short-Term Investment	4.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –11.74%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/19/94
Without Sales Charge		3.55%	18.82%	9.44%
With Sales Charge*		(1.88)	17.55	8.85
CLASS B SHARES	03/28/95
Without CDSC		3.03	18.13	8.82
With CDSC**		(1.97)	17.92	8.82
CLASS C SHARES	02/19/05
Without CDSC		3.05	18.12	8.70
With CDSC***		2.05	18.12	8.70
CLASS R5 SHARES****	05/15/06	4.08	19.43	10.00
SELECT CLASS SHARES	05/07/96	3.84	19.35	9.97

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$576,332
Primary Benchmark	Russell 2000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Growth Fund, which seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies*, returned 3.16%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the –2.09% return for the Russell 2000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the healthcare, technology and energy sectors. At the individual stock level, ANSYS Inc., an engineering simulation software developer, contributed to performance. Shares advanced after the company issued a fourth-quarter and fiscal 2007 profit outlook that was roughly in line with estimates. Additionally, the company reported third-quarter profit that more than doubled due to increased sales and cost controls. Adams Respiratory Therapeutics Inc., a specialty pharmaceutical company, also helped returns. The company’s shares advanced after Reckitt Benckiser Group PLC announced its intention to buy it. The deal places a substantial premium on the company’s over-the-counter business, compared with previous acquisitions in this space. Another contributor to performance was INVESTools Inc., which provides investor education products and services. The company topped fiscal third-quarter profit expectations, citing strong revenue and increased growth in its brokerage division.

On the negative side, stock selection in the materials and utility sectors as well as an underweight in the energy sector hurt returns. At the individual stock level, Smith & Wesson Holding Corp., a gun manufacturer, detracted from performance. The company’s shares declined after it reported that preliminary second-quarter income was below estimates and reduced its outlook for the year. Results in the second quarter were hurt by softness in the market for hunting rifles and shotguns, driven by lower-than-expected consumer demand, a buildup in pre-season retail inventories and unseasonably warm autumn weather, which decreased retail traffic and compressed the fall hunting season. Bare Escentuals Inc., a retailer of cosmetics and body care products, also hurt returns. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products. Another detractor from performance was Security Capital Assurance Ltd., a financial guaranty insurer. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Our aim was to identify growth companies with leading competitive positions, run by highly motivated and talented management. Potential investments were subjected to rigorous financial analysis. We believe that a disciplined valuation process is necessary to enhance long-term returns.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	ANSYS, Inc.	1.9%
2.	General Cable Corp.	1.8
3.	INVESTools, Inc.	1.7
4.	Penn Virginia Corp.	1.7
5.	Gentiva Health Services, Inc.	1.6
6.	Nuance Communications, Inc.	1.6
7.	Chemed Corp.	1.6
8.	Enzo Biochem, Inc.	1.5
9.	Icon plc ADR (Ireland)	1.5
10.	Tessera Technologies, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	23.9%
Health Care	22.9
Consumer Discretionary	17.4
Industrials	10.1
Financials	8.4
Energy	7.6
Materials	2.9
Consumer Staples	2.8
Telecommunication Services	2.2
Short-Term Investment	1.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –2.21%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	07/01/91
Without Sales Charge		12.34%	17.49%	8.02%
With Sales Charge*		6.45	16.23	7.44
CLASS B SHARES	09/12/94
Without CDSC		11.66	16.74	7.34
With CDSC**		6.66	16.52	7.34
CLASS C SHARES	11/04/97
Without CDSC		11.65	16.72	7.24
With CDSC***		10.65	16.72	7.24
SELECT CLASS SHARES	03/26/96	12.59	17.79	8.26
INSTITUTIONAL CLASS SHARES	02/19/05	12.82	17.89	8.30

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Historical performance shown for Institutional Class Shares prior to their inception is based on the performance of Select Class Shares. The actual returns for Institutional Class Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   11

JPMorgan Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 27, 1995
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$754,583
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Small Cap Value Fund, which seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies*, returned –12.86%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –13.08% return for the Russell 2000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark due primarily to stock selection in the basic materials and real estate investment trust sectors. At the individual stock level, Terra Industries Inc., a fertilizer manufacturer, contributed to performance. The company’s shares benefited from global food demand and ethanol subsidies, which increased fertilizer prices. GameStop Corp., a videogame retailer, also helped returns. The company’s shares rose on the back of excitement for next-generation video game consoles, resulting in increased sales.

On the negative side, stock selection in the consumer staples and insurance sectors detracted from performance. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with its asset class. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential (small-cap stocks, high yield bonds) and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, AmeriCredit Corp., an automotive finance lender, hindered returns. The company’s shares fell in sync with the financial sector’s deterioration. Alliance One International Inc., a tobacco company, also hurt performance. The company’s shares declined following a disappointing tobacco crop yield and volatile exchange rate movements.

Q:	HOW WAS THE FUND MANAGED?

A:	We attempted to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we typically only allowed small deviations in the Fund’s sector weightings relative to the benchmark’s sector weights. We found that minimizing sector bets is an effective way to reduce residual risk without impacting the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund were limited relative to the stock’s weight in the Russell 2000 Value Index.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	CF Industries Holdings, Inc.	1.5%
2.	Nicor, Inc.	1.5
3.	Stone Energy Corp.	1.4
4.	UMB Financial Corp.	1.2
5.	BMC Software, Inc.	1.2
6.	Cleveland-Cliffs, Inc.	1.2
7.	Terra Industries, Inc.	1.1
8.	Orbital Sciences Corp.	1.1
9.	Bank of Hawaii Corp.	1.0
10.	EPIQ Systems, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	31.3%
Information Technology	13.4
Industrials	11.9
Consumer Discretionary	11.6
Materials	8.6
Health Care	6.1
Energy	6.1
Utilities	5.6
Consumer Staples	2.9
Telecommunication Services	1.1
Short-Term Investments	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	01/27/95
Without Sales Charge		(7.23)%	14.27%	9.07%
With Sales Charge*		(12.10)	13.05	8.49
CLASS B SHARES	01/27/95
Without CDSC		(7.82)	13.51	8.44
With CDSC**		(12.82)	13.27	8.44
CLASS C SHARES	03/22/99
Without CDSC		(7.76)	13.52	8.32
With CDSC***		(8.76)	13.52	8.32
CLASS R5 SHARES****	05/15/06	(6.89)	14.58	9.35
SELECT CLASS SHARES	01/27/95	(6.98)	14.55	9.34
ULTRA SHARES	02/22/05	(6.89)	14.64	9.38

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

****	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The performance data includes the performance of the Pegasus Small Cap Opportunity Fund and its predecessors for the period before the consolidation with the Fund on March 22, 1999.

Returns for Class C, Class R5 Shares and Ultra Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Class R5 Shares and Ultra Shares would have been different than those shown because Class R5 Shares and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   13

JPMorgan Strategic Small Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$9,390
Primary Benchmark	Russell 2000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Strategic Small Cap Value Fund, which seeks capital growth over the long term*, returned –14.56%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –13.08% return for the Russell 2000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the materials, healthcare and financial service sectors. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with its asset class. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential (small-cap stocks, high yield bonds) and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Security Capital Assurance Ltd. detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. BlueLinx Holdings Inc., a building products distributor, also hurt returns. The company reported lower sales due to decreased revenue in structural product sales and specialty products. In addition, the company announced plans to take a restructuring charge in the fourth quarter, stop paying dividends to save costs and, ultimately, offset the challenging housing market. Another detractor from performance was American Dental Partners Inc., a business service for dental practices. The company’s shares fell after one of its major clients won a $130.5 million verdict against it for breaching a service agreement.

On the positive side, stock selection in the consumer discretionary, producer durables and technology sectors aided returns. At the individual stock level, INVESTools Inc., which provides investor education products and services, contributed to performance. The company provides investor education products and services. The company topped fiscal third-quarter profit expectations, citing strong revenue and increased growth in its brokerage division. Powell Industries Inc., which provides electrical power products and process control systems, also helped returns. The company announced fourth-quarter results that met expectations, and closed orders at an “unprecedented rate.” Another contributor to performance was Energen Corp., an energy holding company. The company’s shares advanced after it increased its 2008 profit forecast, citing minimal impact of some expenses and a strong hedge position.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The strategy attempted to achieve superior stock selection by departing from the consensus view of future cash flow and being correct. Potential investments were subjected to rigorous financial analysis.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Vector Group Ltd.	3.7%
2.	Champion Enterprises, Inc.	3.4
3.	WSFS Financial Corp.	3.0
4.	Marlin Business Services Corp.	2.9
5.	CMS Energy Corp.	2.6
6.	Kaydon Corp.	2.5
7.	INVESTools, Inc.	2.5
8.	AbitibiBowater, Inc. (Canada)	2.4
9.	Switch & Data Facilities Co., Inc.	2.3
10.	Associated Estates Realty Corp.	2.2

PORTFOLIO COMPOSITION BY SECTOR***

Financials	31.2%
Industrials	18.4
Consumer Discretionary	12.9
Information Technology	10.4
Materials	6.4
Consumer Staples	5.8
Utilities	4.8
Energy	3.6
Health Care	3.5
Telecommunication Services	1.7
Short-Term Investment	1.3

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	02/28/06
Without Sales Charge		(6.67)%	0.74%
With Sales Charge*		(11.55)	(2.17)
CLASS C SHARES	02/28/06
Without CDSC		(7.22)	0.18
With CDSC**		(8.22)	0.18
CLASS R5 SHARES***	07/31/07	(6.30)	1.08
SELECT CLASS SHARES	02/28/06	(6.42)	1.00

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (02/28/06 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2006.

Returns for Class R5 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses then Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Strategic Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from February 28, 2006 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through March 23, 2007, the Fund did not experience any shareholder purchase and sales activity. If such activity had occurred the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   15

JPMorgan U.S. Small Company Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 4, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$66,233
Primary Benchmark	Russell 2000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Small Company Fund, which seeks to provide high total return from a portfolio of small company stocks*, returned –13.17%** (Institutional Class Shares) over the six months ended December 31, 2007, compared to the –7.53% return for the Russell 2000 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark due primarily to stock selection in the consumer cyclical and health service sectors. In addition, on an absolute basis, Fund performance was lackluster, which was in sync with its asset class. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential (small-cap stocks, high yield bonds) and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Sturm Ruger & Co. Inc., a firearm manufacturer, detracted from performance. The company’s shares fell when the restructuring of its manufacturing process led to production problems. Alliance One International Inc., a tobacco company, also hurt returns. The company’s shares declined following a disappointing tobacco crop yield.

On the positive side, the basic materials and software and system sectors contributed to performance. At the individual stock level, Terra Industries Inc., an agricultural chemicals maker, contributed to performance. The company’s shares benefited from global food demand and ethanol subsidies, which increased fertilizer prices. Priceline.com Inc., a travel booking website, also helped returns. The company benefited from international growth, as exchange rate movements made it more affordable for Europeans to visit the United States.

Q:	HOW WAS THE FUND MANAGED?

A:	We attempted to add value exclusively through stock selection rather than sector, style or theme bets. To minimize sector risk, we typically only allowed small deviations in the Fund’s sectors weightings relative to the benchmark’s sector weights. We found that minimizing sector bets was an effective way to reduce residual risk without impacting the ability to add performance. Finally, to control stock-specific risk, individual stock weights in the Fund were limited relative to the stock’s weight in the Russell 2000 Index.

Beginning on August 15, 2007, the Fund was managed more aggressively in an effort to seek higher returns for its shareholders, relative to its benchmark. Instead of identifying undervalued companies with strong business trends and stock momentum, the portfolio managers’ new process focused on identifying undervalued companies with high-quality earnings, businesses and management teams.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Terra Industries, Inc.	1.7%
2.	BMC Software, Inc.	1.6
3.	Nicor, Inc.	1.5
4.	Plains Exploration & Production Co.	1.4
5.	Mentor Corp.	1.4
6.	Aspen Technology, Inc.	1.3
7.	Methode Electronics, Inc.	1.3
8.	Teleflex, Inc.	1.2
9.	Federal Agricultural Mortgage Corp., Class C	1.2
10.	Emulex Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.5%
Financials	19.1
Health Care	16.8
Consumer Discretionary	13.3
Industrials	11.1
Materials	6.7
Energy	5.8
Utilities	2.8
Consumer Staples	2.2
Telecommunication Services	1.5
Short-Term Investment	0.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

16   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES
Without Sales Charge	11/01/07	(6.66)%	12.28%	4.72%
With Sales Charge*		(6.66)	12.28	4.72
CLASS C SHARES
Without CDSC	11/01/07	(6.75)	12.26	4.71
With CDSC**		(7.75)	12.26	4.71
SELECT CLASS SHARES	09/10/01	(6.55)	12.31	4.73
INSTITUTIONAL CLASS SHARES	11/04/93	(6.36)	12.49	4.92

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from December 31, 1997 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Institutional Class Shares, the original class offered. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses then Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   17

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.2%
	Common Stocks — 97.2%
	Aerospace & Defense — 0.8%
37	Heico Corp. (c)	2,027
	Biotechnology — 1.9%
83	BioMarin Pharmaceuticals, Inc. (a) (c)	2,924
37	Myriad Genetics, Inc. (a) (c)	1,731
		4,655
	Capital Markets — 4.7%
38	Affiliated Managers Group, Inc. (a) (c)	4,428
73	Investment Technology Group, Inc. (a)	3,496
87	Lazard Ltd., Class A (Bermuda)	3,539
		11,463
	Chemicals — 0.5%
72	Innospec, Inc. (United Kingdom)	1,232
	Commercial Services & Supplies — 5.3%
47	FTI Consulting, Inc. (a)	2,916
113	GEO Group, Inc. (The) (a)	3,168
192	Interface, Inc., Class A	3,136
118	Taleo Corp., Class A (a) (c)	3,524
		12,744
	Communications Equipment — 5.4%
68	F5 Networks, Inc. (a)	1,951
145	Foundry Networks, Inc. (a)	2,538
133	Neutral Tandem, Inc. (a)	2,528
173	ViaSat, Inc. (a)	5,941
		12,958
	Computers & Peripherals — 0.4%
22	Synaptics, Inc. (a) (c)	910
	Diversified Consumer Services — 2.1%
284	INVESTools, Inc. (a) (c)	5,044
	Diversified Financial Services — 1.2%
74	MSCI, Inc., Class A (a)	2,849
	Diversified Telecommunication Services — 3.7%
128	Cbeyond, Inc. (a) (c)	4,991
166	Cogent Communications Group, Inc. (a) (c)	3,932
		8,923
	Electrical Equipment — 2.6%
58	General Cable Corp. (a) (c)	4,236
84	EnerSys (a)	2,105
		6,341
	Electronic Equipment & Instruments — 1.4%
108	FLIR Systems, Inc. (a) (c)	3,368
	Energy Equipment & Services — 3.4%
51	Exterran Holdings, Inc. (a)	4,139
61	Oceaneering International, Inc. (a)	4,078
		8,217
	Food & Staples Retailing — 1.2%
92	United Natural Foods, Inc. (a)	2,902
	Food Products — 1.9%
339	SunOpta, Inc. (Canada) (a)	4,521
	Health Care Equipment & Supplies — 4.3%
56	Hologic, Inc. (a) (c)	3,816
41	IDEXX Laboratories, Inc. (a)	2,410
60	Masimo Corp. (a)	2,379
59	Meridian Bioscience, Inc.	1,769
		10,374
	Health Care Providers & Services — 7.4%
82	Chemed Corp. (c)	4,563
245	Gentiva Health Services, Inc. (a)	4,672
64	Healthways, Inc. (a) (c)	3,714
67	Psychiatric Solutions, Inc. (a) (c)	2,184
61	VCA Antech, Inc. (a)	2,689
		17,822
	Health Care Technology — 2.9%
122	Allscripts Healthcare Solutions, Inc. (a) (c)	2,377
76	MedAssets, Inc. (a) (c)	1,824
101	Omnicell, Inc. (a)	2,712
		6,913
	Hotels, Restaurants & Leisure — 5.1%
110	California Pizza Kitchen, Inc. (a) (c)	1,706
97	Red Robin Gourmet Burgers, Inc. (a) (c)	3,105
130	Sonic Corp. (a) (c)	2,847
129	WMS Industries, Inc. (a)	4,741
		12,399
	Household Durables — 1.4%
354	Champion Enterprises, Inc. (a) (c)	3,339
	Insurance — 2.3%
70	National Financial Partners Corp. (c)	3,211
45	ProAssurance Corp. (a)	2,444
		5,655
	Internet & Catalog Retail — 0.9%
178	FTD Group, Inc. (c)	2,294
	Internet Software & Services — 2.0%
65	DealerTrack Holdings, Inc. (a)	2,162

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet Software & Services — Continued
43	Digital River, Inc. (a)	1,421
87	LoopNet, Inc. (a) (c)	1,222
		4,805
	IT Services — 2.1%
75	Syntel, Inc. (c)	2,904
99	VeriFone Holdings, Inc. (a) (c)	2,300
		5,204
	Leisure Equipment & Products — 0.6%
226	Smith & Wesson Holding Corp. (a) (c)	1,378
	Life Sciences Tools & Services — 3.7%
48	Covance, Inc. (a)	4,175
302	Enzo Biochem, Inc. (a) (c)	3,848
104	Exelixis, Inc. (a)	902
		8,925
	Machinery — 1.7%
19	Bucyrus International, Inc., Class A	1,854
130	TurboChef Technologies, Inc. (a) (c)	2,143
		3,997
	Metals & Mining — 2.4%
33	Allegheny Technologies, Inc.	2,864
55	Century Aluminum Co. (a)	2,983
		5,847
	Oil, Gas & Consumable Fuels — 6.1%
67	Cabot Oil & Gas Corp.	2,689
37	Comstock Resources, Inc. (a)	1,251
85	Forest Oil Corp. (a)	4,326
119	Penn Virginia Corp.	5,188
39	SandRidge Energy, Inc. (a) (c)	1,409
		14,863
	Pharmaceuticals — 1.3%
129	Sucampo Pharmaceuticals, Inc., Class A (a) (c)	2,364
110	ViroPharma, Inc. (a) (c)	875
		3,239
	Semiconductors & Semiconductor Equipment — 4.0%
150	Anadigics, Inc. (a) (c)	1,736
11	FormFactor, Inc. (a)	366
61	Hittite Microwave Corp. (a)	2,913
68	Tessera Technologies, Inc. (a)	2,833
49	Varian Semiconductor Equipment Associates, Inc. (a)	1,831
		9,679
	Software — 6.1%
113	ANSYS, Inc. (a)	4,675
78	Blackboard, Inc. (a)	3,147
266	Magma Design Automation, Inc. (a) (c)	3,242
204	Nuance Communications, Inc. (a) (c)	3,813
		14,877
	Specialty Retail — 3.1%
46	Children’s Place Retail Stores, Inc. (The) (a) (c)	1,203
55	GameStop Corp., Class A (a)	3,385
220	Pacific Sunwear of California, Inc. (a) (c)	3,104
		7,692
	Textiles, Apparel & Luxury Goods — 3.3%
189	American Apparel, Inc. (a)	2,832
175	Iconix Brand Group, Inc. (a) (c)	3,446
37	Under Armour, Inc., Class A (a) (c)	1,596
		7,874
	Total Long-Term Investments (Cost $199,950)	235,330
Short-Term Investment — 2.7%
	Investment Company — 2.7%
6,636	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,636)	6,636

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 19.6%
	Corporate Notes — 6.5%
1,150	Alliance and Leister plc (United Kingdom), FRN, 5.26%, 09/02/08	1,146
2,000	Banque Federative Du Credit Mutuel (France), FRN, 5.21%, 08/01/08	1,994
2,000	Beta Finance, Inc., FRN, 4.37%, 01/15/08 (i) (s)	2,000
2,100	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	2,100
2,400	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08 (i)	2,400
1,500	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 02/04/08	1,500
2,500	Metropolitan Life Global Funding, FRN, 4.89%, 08/21/08	2,498
2,000	Nationwide Building Society (United Kingdom), FRN, 5.30%, 07/03/08	1,999
		15,637

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   19

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Repurchase Agreements — 13.1%
9,688	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $9,691, collateralized by U.S. Government Agency Mortgages	9,688
8,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $8,002, collateralized by U.S. Government Agency Mortgages	8,000
6,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $6,002, collateralized by U.S. Government Agency Mortgages	6,000
8,120	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $8,122, collateralized by U.S. Government Agency Mortgages	8,120
		31,808
	Total Investments of Cash Collateral for Securities on Loan (Cost $47,445)	47,445
	Total Investments — 119.5% (Cost $254,031)	289,411
	Liabilities in Excess of Other Assets — (19.5)%	(47,281)
	NET ASSETS — 100.0%	$242,130

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 92.1%
	Common Stocks — 87.5%
	Air Freight & Logistics — 0.9%
5	Forward Air Corp.	153
	Biotechnology — 0.9%
3	Myriad Genetics, Inc. (a)	140
	Capital Markets — 1.9%
8	American Physicians Service Group, Inc.	160
15	Cowen Group, Inc. (a)	142
		302
	Chemicals — 0.6%
7	Zep, Inc. (a)	101
	Commercial Banks — 2.9%
17	AmericanWest Bancorp	308
10	Mercantile Bank Corp.	157
		465
	Commercial Services & Supplies — 4.6%
18	Cornell Cos., Inc. (a)	419
18	Interface, Inc., Class A	290
5	PRG-Schultz International, Inc. (a)	39
		748
	Communications Equipment — 1.0%
9	Neutral Tandem, Inc. (a)	165
	Diversified Consumer Services — 3.9%
25	INVESTools, Inc. (a)	438
13	Nobel Learning Communities, Inc. (a)	191
		629
	Electrical Equipment — 0.2%
9	Microvision, Inc. (a)	34
	Electronic Equipment & Instruments — 2.4%
12	ScanSource, Inc. (a)	396
	Energy Equipment & Services — 1.0%
3	Lufkin Industries, Inc.	158
	Food & Staples Retailing — 0.6%
5	Susser Holdings Corp. (a)	104
	Food Products — 1.2%
15	Cuisine Solutions, Inc. (a)	63
4	J & J Snack Foods Corp.	140
		203
	Health Care Equipment & Supplies — 4.4%
10	NeuroMetrix, Inc. (a)	91
11	NMT Medical, Inc. (a)	59
9	Northstar Neuroscience, Inc. (a)	85
19	Power Medical Interventions, Inc. (a)	257
88	Synergetics USA, Inc. (a)	215
		707
	Health Care Providers & Services — 3.5%
49	Five Star Quality Care, Inc. (a)	409
5	Genoptix, Inc. (a)	163
		572
	Hotels, Restaurants & Leisure — 7.7%
7	Ambassadors Group, Inc.	133
6	Benihana, Inc. (a)	74
12	Benihana, Inc., Class A (a)	156
10	Carrols Restaurant Group, Inc. (a)	99
7	Gaylord Entertainment Co. (a)	263
22	Great Wolf Resorts, Inc. (a)	211
9	Monarch Casino & Resort, Inc. (a)	213
88	Youbet.com, Inc. (a)	98
		1,247
	Insurance — 6.0%
10	Darwin Professional Underwriters, Inc. (a)	252
3	ProAssurance Corp. (a)	181
24	ProCentury Corp.	368
3	RLI Corp.	168
		969
	Internet & Catalog Retail — 0.9%
6	Shutterfly, Inc. (a)	156
	Internet Software & Services — 9.2%
6	Bankrate, Inc. (a)	300
2	Equinix, Inc. (a)	236
5	Greenfield Online, Inc. (a)	75
15	Liquidity Services, Inc. (a)	192
58	Spark Networks, Inc. (a)	289
156	Think Partnership, Inc. (a)	237
5	Vocus, Inc. (a)	162
		1,491
	IT Services — 0.9%
25	SM&A Corp. (a)	143
	Leisure Equipment & Products — 1.8%
24	Smith & Wesson Holding Corp. (a)	143
32	Summer Infant, Inc. (a)	156
		299
	Life Sciences Tools & Services — 5.8%
19	Enzo Biochem, Inc. (a)	247

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   21

JPMorgan Micro Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Life Sciences Tools & Services — Continued
3	Illumina, Inc. (a)	162
55	Third Wave Technologies, Inc. (a)	530
		939
	Machinery — 2.4%
9	Hardinge, Inc.	144
6	RBC Bearings, Inc. (a)	243
		387
	Media — 1.2%
5	Alloy, Inc. (a)	47
22	Imax Corp. (Canada) (a)	149
		196
	Oil, Gas & Consumable Fuels — 2.1%
11	GMX Resources, Inc. (a)	346
	Personal Products — 0.9%
13	Physicians Formula Holdings, Inc. (a)	153
	Pharmaceuticals — 0.5%
14	Somaxon Pharmaceuticals, Inc. (a)	74
	Real Estate Management & Development — 0.4%
2	FirstService Corp. (Canada) (a)	71
	Road & Rail — 1.0%
11	Knight Transportation, Inc.	162
	Semiconductors & Semiconductor Equipment — 2.2%
39	PDF Solutions, Inc. (a)	355
	Software — 10.9%
14	BluePhoenix Solutions Ltd. (Israel) (a)	245
39	Callidus Software, Inc. (a)	200
7	Concur Technologies, Inc. (a)	266
19	DemandTec, Inc. (a)	360
42	Magma Design Automation, Inc. (a)	518
24	SumTotal Systems, Inc. (a)	112
8	Unica Corp. (a)	72
		1,773
	Specialty Retail — 0.7%
37	Shoe Pavilion, Inc. (a)	39
29	Wet Seal, Inc. (The), Class A (a)	67
		106
	Textiles, Apparel & Luxury Goods — 0.8%
43	Ashworth, Inc. (a)	124
	Trading Companies & Distributors — 2.1%
15	Interline Brands, Inc. (a)	339
	Total Common Stocks (Cost $14,668)	14,207
	Preferred Stock — 0.6%
	Real Estate Management & Development — 0.6%
5	FirstService Corp., 7.00% (Canada) (m) (w) (Cost $68)	94
	Investment Company — 4.0%
9	iShares Russell 2000 Index Fund (Cost $661)	653
	Total Long-Term Investments (Cost $15,397)	14,954
Short-Term Investment — 5.9%
	Investment Company — 5.9%
962	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $962)	962
	Total Investments — 98.0% (Cost $16,359)	15,916
	Other Assets in Excess of Liabilities — 2.0%	330
	NET ASSETS — 100.0%	$16,246

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
	Common Stocks — 97.3%
	Aerospace & Defense — 2.6%
132	Ceradyne, Inc. (a) (c)	6,199
23	Curtiss-Wright Corp. (c)	1,170
86	Esterline Technologies Corp. (a)	4,440
16	Heico Corp. (c)	888
114	Moog, Inc., Class A (a) (c)	5,229
28	Orbital Sciences Corp. (a)	682
13	Triumph Group, Inc. (c)	1,054
		19,662
	Air Freight & Logistics — 0.2%
58	Hub Group, Inc., Class A (a)	1,552
	Airlines — 0.9%
186	Republic Airways Holdings, Inc. (a)	3,648
122	SkyWest, Inc.	3,286
		6,934
	Auto Components — 1.1%
69	Aftermarket Technology Corp. (a)	1,875
16	American Axle & Manufacturing Holdings, Inc. (c)	304
38	Cooper Tire & Rubber Co.	630
56	Lear Corp. (a) (c)	1,557
101	Standard Motor Products, Inc. (c)	824
127	Tenneco, Inc. (a)	3,298
		8,488
	Biotechnology — 4.2%
63	Acadia Pharmaceuticals, Inc. (a) (c)	697
36	Alexion Pharmaceuticals, Inc. (a)	2,679
63	Alkermes, Inc. (a)	978
68	Arena Pharmaceuticals, Inc. (a) (c)	529
97	BioMarin Pharmaceuticals, Inc. (a) (c)	3,427
131	Bionovo, Inc. (a)	224
43	Cell Genesys, Inc. (a) (c)	98
30	CombinatoRx, Inc. (a) (c)	134
45	GTx, Inc. (a) (c)	643
146	Human Genome Sciences, Inc. (a)	1,522
40	InterMune, Inc. (a) (c)	528
62	Keryx Biopharmaceuticals, Inc. (a) (c)	518
73	LifeCell Corp. (a) (c)	3,160
32	Martek Biosciences Corp. (a) (c)	956
81	Medarex, Inc. (a) (c)	845
73	Myriad Genetics, Inc. (a) (c)	3,379
48	Onyx Pharmaceuticals, Inc. (a) (c)	2,653
34	Progenics Pharmaceuticals, Inc. (a) (c)	611
58	Protalix BioTherapeutics, Inc. (Israel) (a)	197
76	Regeneron Pharmaceuticals, Inc. (a)	1,828
61	Savient Pharmaceuticals, Inc. (a) (c)	1,394
37	Telik, Inc. (a) (c)	128
39	United Therapeutics Corp. (a) (c)	3,808
		30,936
	Building Products — 0.8%
156	Goodman Global, Inc. (a)	3,835
145	Insteel Industries, Inc. (c)	1,695
21	Universal Forest Products, Inc. (c)	613
		6,143
	Capital Markets — 1.4%
17	Calamos Asset Management, Inc., Class A	515
23	HFF, Inc., Class A (a)	175
122	Knight Capital Group, Inc., Class A (a)	1,760
38	Kohlberg Capital Corp. (c)	452
43	MCG Capital Corp. (c)	493
20	optionsXpress Holdings, Inc. (c)	666
19	Patriot Capital Funding, Inc. (c)	190
9	Piper Jaffray Cos. (a) (c)	398
115	SWS Group, Inc.	1,454
122	TICC Capital Corp. (c)	1,126
11	TradeStation Group, Inc. (a) (c)	158
4	US Global Investors, Inc., Class A (c)	67
78	Waddell & Reed Financial, Inc., Class A	2,808
		10,262
	Chemicals — 3.5%
17	Balchem Corp. (c)	379
102	CF Industries Holdings, Inc.	11,237
61	H.B. Fuller Co.	1,372
224	Terra Industries, Inc. (a) (c)	10,708
66	W.R. Grace & Co. (a) (c)	1,733
22	Zep, Inc. (a)	303
		25,732
	Commercial Banks — 4.8%
10	1st Source Corp. (c)	180
40	Ameris Bancorp (c)	667
8	Associated Banc-Corp.	211
10	BancFirst Corp. (c)	411
41	Banco Latinoamericano de Exportaciones S.A. (Panama) (c)	669
11	Capital Corp. of the West (c)	213
25	Center Financial Corp. (c)	307

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
39	Central Pacific Financial Corp. (c)	725
16	Citizens Republic Bancorp, Inc. (c)	238
43	City Holding Co.	1,452
47	City Bank (c)	1,054
23	Columbia Banking System, Inc. (c)	693
20	Community Bancorp (a) (c)	353
60	Community Bank System, Inc. (c)	1,194
18	Community Trust Bancorp, Inc. (c)	491
43	East West Bancorp, Inc.	1,049
157	First Bancorp (c)	1,144
23	First Community Bancshares, Inc. (c)	721
35	First Regional Bancorp (a) (c)	667
33	Glacier Bancorp, Inc. (c)	624
13	Great Southern Bancorp, Inc. (c)	283
20	Green Bancshares, Inc. (c)	382
176	Hanmi Financial Corp. (c)	1,513
8	Heritage Commerce Corp. (c)	154
10	Horizon Financial Corp. (c)	175
79	IBERIABANK Corp. (c)	3,698
13	Independent Bank Corp. (c)	127
43	International Bancshares Corp. (c)	907
23	Lakeland Financial Corp. (c)	489
9	MainSource Financial Group, Inc. (c)	143
153	Nara Bancorp, Inc. (c)	1,788
24	NBT Bancorp, Inc. (c)	548
91	Pacific Capital Bancorp (c)	1,826
23	Peoples Bancorp, Inc. (c)	582
8	Renasant Corp. (c)	164
6	Republic Bancorp, Inc., Class A (c)	93
4	Sierra BanCorp (c)	92
12	Simmons First National Corp., Class A	329
60	Southwest Bancorp, Inc.	1,096
176	Sterling Bancshares, Inc.	1,968
60	Sterling Financial Corp. (c)	1,004
41	Taylor Capital Group, Inc.	832
3	TCF Financial Corp.	61
12	TriCo Bancshares (c)	237
50	W Holding Co., Inc. (c)	60
59	West Coast Bancorp	1,088
61	Westamerica Bancorp (c)	2,731
34	Wilshire Bancorp, Inc.	265
		35,698
	Commercial Services & Supplies — 4.3%
12	Bowne & Co., Inc.	218
33	COMSYS IT Partners, Inc. (a)	525
64	Consolidated Graphics, Inc. (a) (c)	3,075
259	Deluxe Corp.	8,528
36	Ennis, Inc. (c)	646
74	GEO Group, Inc. (The) (a)	2,072
41	Heidrick & Struggles International, Inc.	1,510
82	Herman Miller, Inc.	2,640
58	Hudson Highland Group, Inc. (a)	487
220	IKON Office Solutions, Inc. (c)	2,863
172	Kforce, Inc. (a) (c)	1,676
98	Knoll, Inc. (c)	1,615
70	Korn/Ferry International (a)	1,312
29	Navigant Consulting, Inc. (a) (c)	392
115	TeleTech Holdings, Inc. (a)	2,444
75	TrueBlue, Inc. (a)	1,085
24	United Stationers, Inc. (a)	1,095
1	Waste Connections, Inc. (a)	28
		32,211
	Communications Equipment — 2.5%
149	3Com Corp. (a)	672
246	Arris Group, Inc. (a)	2,458
49	Avocent Corp. (a)	1,140
19	Bel Fuse, Inc., Class B	568
33	Black Box Corp.	1,194
40	Comtech Telecommunications Corp. (a)	2,166
14	Digi International, Inc. (a) (c)	199
75	Extreme Networks, Inc. (a)	267
146	Finisar Corp. (a) (c)	211
67	Foundry Networks, Inc. (a)	1,172
44	Harmonic, Inc. (a) (c)	464
52	InterDigital, Inc. (a) (c)	1,213
18	MasTec, Inc. (a) (c)	186
84	MRV Communications, Inc. (a) (c)	195
36	NETGEAR, Inc. (a)	1,266
45	Network Equipment Technologies, Inc. (a)	377
12	Packeteer, Inc. (a) (c)	71
82	Plantronics, Inc.	2,137
47	Polycom, Inc. (a)	1,300
39	Powerwave Technologies, Inc. (a) (c)	157
32	Sonus Networks, Inc. (a) (c)	187
98	Symmetricom, Inc. (a) (c)	461
53	Tekelec (a) (c)	656
19	UTStarcom, Inc. (a) (c)	51
		18,768

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Computers & Peripherals — 1.3%
35	Adaptec, Inc. (a) (c)	118
13	Electronics for Imaging, Inc. (a)	299
206	Emulex Corp. (a)	3,359
33	Hypercom Corp. (a) (c)	164
54	Imation Corp. (c)	1,126
33	Intevac, Inc. (a) (c)	480
146	Novatel Wireless, Inc. (a)	2,362
62	Palm, Inc. (c)	394
153	Quantum Corp. (a) (c)	410
26	Synaptics, Inc. (a) (c)	1,058
		9,770
	Construction & Engineering — 0.4%
72	Perini Corp. (a)	2,966
	Construction Materials — 0.1%
28	Headwaters, Inc. (a) (c)	332
72	U.S. Concrete, Inc. (a) (c)	240
		572
	Consumer Finance — 2.1%
72	Advance America Cash Advance Centers, Inc. (c)	730
42	Advanta Corp., Class B (c)	338
205	Cash America International, Inc.	6,621
39	CompuCredit Corp. (a) (c)	389
142	Dollar Financial Corp. (a)	4,372
66	EZCORP, Inc., Class A (a)	743
24	First Cash Financial Services, Inc. (a)	357
38	Nelnet, Inc., Class A (c)	487
57	World Acceptance Corp. (a) (c)	1,546
		15,583
	Containers & Packaging — 1.0%
10	AEP Industries, Inc. (a) (m)	333
26	Greif, Inc., Class A	1,700
138	Myers Industries, Inc.	1,997
22	Rock-Tenn Co., Class A	561
52	Silgan Holdings, Inc.	2,701
		7,292
	Diversified Consumer Services — 0.4%
56	DeVry, Inc.	2,884
9	INVESTools, Inc. (a)	163
		3,047
	Diversified Financial Services — 0.2%
21	Asta Funding, Inc. (c)	563
23	Encore Capital Group, Inc. (a)	219
30	Financial Federal Corp. (c)	673
		1,455
	Diversified Telecommunication Services — 2.0%
985	Cincinnati Bell, Inc. (a)	4,681
29	Golden Telecom, Inc. (Russia) (a)	2,938
473	Premiere Global Services, Inc. (a)	7,018
		14,637
	Electric Utilities — 1.6%
119	El Paso Electric Co. (a)	3,041
154	Portland General Electric Co.	4,289
10	UIL Holdings Corp.	367
154	Westar Energy, Inc.	3,992
		11,689
	Electrical Equipment — 1.7%
25	A.O. Smith Corp. (c)	880
44	Acuity Brands, Inc. (c)	1,971
48	Evergreen Solar, Inc. (a) (c)	831
269	GrafTech International Ltd. (a) (c)	4,776
23	Power-One, Inc. (a) (c)	91
99	Regal-Beloit Corp. (c)	4,446
		12,995
	Electronic Equipment & Instruments — 2.4%
83	Anixter International, Inc. (a) (c)	5,193
83	Benchmark Electronics, Inc. (a) (c)	1,479
29	Checkpoint Systems, Inc. (a)	764
61	CTS Corp. (c)	607
6	Echelon Corp. (a)	128
46	Insight Enterprises, Inc. (a)	841
38	Itron, Inc. (a) (c)	3,628
32	Methode Electronics, Inc.	526
48	Plexus Corp. (a)	1,255
23	Rofin-Sinar Technologies, Inc. (a) (c)	1,087
48	Technitrol, Inc.	1,363
93	TTM Technologies, Inc. (a)	1,080
		17,951
	Energy Equipment & Services — 3.0%
90	Allis-Chalmers Energy, Inc. (a) (c)	1,332
25	Basic Energy Services, Inc. (a) (c)	553
16	Exterran Holdings, Inc. (a)	1,284
208	Grey Wolf, Inc. (a) (c)	1,110
113	Gulfmark Offshore, Inc. (a) (c)	5,283
52	Hercules Offshore, Inc. (a) (c)	1,237
52	ION Geophysical Corp. (a) (c)	813

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   25

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
19	Lufkin Industries, Inc.	1,077
23	Matrix Service Co. (a)	491
23	Newpark Resources (a) (c)	125
45	Oil States International, Inc. (a)	1,542
132	Parker Drilling Co. (a) (c)	995
59	RPC, Inc. (c)	685
26	T-3 Energy Services, Inc. (a)	1,213
115	Trico Marine Services, Inc. (a) (c)	4,242
38	Union Drilling, Inc. (a)	601
		22,583
	Food & Staples Retailing — 1.1%
118	Nash Finch Co. (c)	4,149
42	Pantry, Inc. (The) (a) (c)	1,087
123	Spartan Stores, Inc.	2,820
		8,056
	Gas Utilities — 1.0%
43	New Jersey Resources Corp. (c)	2,126
43	Nicor, Inc. (c)	1,838
32	Northwest Natural Gas Co. (c)	1,577
48	WGL Holdings, Inc. (c)	1,572
		7,113
	Health Care Equipment & Supplies — 3.4%
97	CONMED Corp. (a)	2,235
121	Greatbatch, Inc. (a) (c)	2,417
3	Haemonetics Corp. (a)	176
46	Hologic, Inc. (a) (c)	3,137
77	Immucor, Inc. (a)	2,630
32	Integra LifeSciences Holdings Corp. (a) (c)	1,342
89	Invacare Corp.	2,250
16	Inverness Medical Innovations, Inc. (a)	916
34	Medical Action Industries, Inc. (a)	707
20	Mentor Corp. (c)	770
47	NeuroMetrix, Inc. (a) (c)	433
15	Palomar Medical Technologies, Inc. (a) (c)	225
108	Quidel Corp. (a)	2,101
119	STERIS Corp.	3,418
16	SurModics, Inc. (a) (c)	863
87	Thoratec Corp. (a) (c)	1,579
		25,199
	Health Care Providers & Services — 3.6%
115	Alliance Imaging, Inc. (a)	1,110
71	AMERIGROUP Corp. (a)	2,584
167	AMN Healthcare Services, Inc. (a) (c) (m)	2,864
53	Apria Healthcare Group, Inc. (a)	1,152
77	Centene Corp. (a)	2,116
45	Chemed Corp. (c)	2,537
28	Emergency Medical Services Corp. (a) (c)	805
114	Five Star Quality Care, Inc. (a) (c)	945
182	Gentiva Health Services, Inc. (a)	3,460
74	inVentiv Health, Inc. (a)	2,279
26	LCA-Vision, Inc. (c)	511
9	Molina Healthcare, Inc. (a) (c)	352
137	PSS World Medical, Inc. (a)	2,679
35	Psychiatric Solutions, Inc. (a)	1,147
48	Res-Care, Inc. (a)	1,198
40	Sunrise Senior Living, Inc. (a) (c)	1,230
		26,969
	Health Care Technology — 0.8%
28	MedAssets, Inc. (a) (c)	668
133	Omnicell, Inc. (a)	3,574
77	Trizetto Group (a) (c)	1,337
		5,579
	Hotels, Restaurants & Leisure — 1.1%
23	Bob Evans Farms, Inc. (c)	627
34	CBRL Group, Inc. (c)	1,111
89	Domino’s Pizza, Inc. (c)	1,174
18	Dover Downs Gaming & Entertainment, Inc. (c)	200
121	Jack in the Box, Inc. (a)	3,116
25	Monarch Casino & Resort, Inc. (a) (c)	592
99	Ruby Tuesday, Inc.	968
35	Triarc Cos., Inc., Class B (c)	307
		8,095
	Household Durables — 2.2%
103	Champion Enterprises, Inc. (a) (c)	969
1	CSS Industries, Inc.	37
53	Helen of Troy Ltd. (Bermuda) (a)	914
21	Jarden Corp. (a)	484
202	Tempur-Pedic International, Inc. (c)	5,243
260	Tupperware Brands Corp.	8,591
		16,238
	Industrial Conglomerates — 0.3%
52	Walter Industries, Inc.	1,868
	Insurance — 3.5%
25	American Physicians Capital, Inc.	1,045
24	Amerisafe, Inc. (a)	371

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
25	Argo Group International Holdings Ltd. (Bermuda) (a)	1,040
68	Aspen Insurance Holdings Ltd. (Bermuda)	1,950
51	Commerce Group, Inc.	1,821
115	Delphi Financial Group, Inc.	4,061
44	Max Capital Group Ltd. (Bermuda) (c)	1,217
109	Meadowbrook Insurance Group, Inc. (a)	1,029
24	National Financial Partners Corp. (c)	1,095
3	Navigators Group, Inc. (a)	195
28	Odyssey Re Holdings Corp. (c)	1,028
53	Platinum Underwriters Holdings Ltd. (Bermuda)	1,877
215	PMA Capital Corp., Class A (a) (c)	1,770
64	Safety Insurance Group, Inc. (c)	2,340
62	Selective Insurance Group (c)	1,421
90	Zenith National Insurance Corp.	4,041
		26,301
	Internet & Catalog Retail — 1.4%
98	FTD Group, Inc.	1,265
78	priceline.com, Inc. (a) (c)	8,970
		10,235
	Internet Software & Services — 1.3%
23	Ariba, Inc. (a) (c)	258
29	Art Technology Group, Inc. (a) (c)	124
40	AsiaInfo Holdings, Inc. (China) (a)	438
140	Chordiant Software, Inc. (a)	1,194
35	CMGI, Inc. (a)	463
47	CNET Networks, Inc. (a) (c)	431
30	Digital River, Inc. (a)	989
20	iMergent, Inc. (c)	212
55	Interwoven, Inc. (a)	778
20	iPass, Inc. (a) (c)	82
58	j2 Global Communications, Inc. (a) (c)	1,219
188	United Online, Inc.	2,219
70	ValueClick, Inc. (a)	1,522
		9,929
	IT Services — 1.3%
41	CACI International, Inc., Class A (a) (c)	1,840
126	CIBER, Inc. (a)	767
39	CSG Systems International, Inc. (a)	570
101	Cybersource Corp. (a)	1,793
42	Gartner, Inc. (a)	743
41	infoUSA, Inc. (c)	366
12	Lionbridge Technologies, Inc. (a)	41
51	ManTech International Corp., Class A (a)	2,217
87	Perot Systems Corp., Class A (a)	1,176
		9,513
	Leisure Equipment & Products — 1.1%
253	JAKKS Pacific, Inc. (a) (c)	5,983
59	RC2 Corp. (a) (c)	1,648
54	Sturm Ruger & Co., Inc. (a) (c)	446
		8,077
	Life Sciences Tools & Services — 1.3%
14	AMAG Pharmaceuticals, Inc. (a) (c) (m)	860
8	Bio-Rad Laboratories, Inc., Class A (a)	808
265	Exelixis, Inc. (a) (c)	2,287
59	Illumina, Inc. (a) (c)	3,502
12	Kendle International, Inc. (a)	592
60	Medivation, Inc. (a) (c)	861
128	Nektar Therapeutics (a) (c)	856
		9,766
	Machinery — 3.2%
53	Accuride Corp. (a)	418
50	Astec Industries, Inc. (a)	1,867
121	Barnes Group, Inc. (c)	4,040
32	Cascade Corp. (c)	1,491
27	CIRCOR International, Inc.	1,252
106	EnPro Industries, Inc. (a)	3,249
16	FreightCar America, Inc. (c)	571
17	Middleby Corp. (a) (c)	1,272
19	Miller Industries, Inc. (a) (c)	253
13	NACCO Industries, Inc., Class A	1,306
27	Valmont Industries, Inc. (c)	2,415
152	Wabtec Corp.	5,242
24	Watts Water Technologies, Inc., Class A (c)	703
		24,079
	Marine — 0.9%
28	Excel Maritime Carriers Ltd. (Greece) (c)	1,105
50	Genco Shipping & Trading Ltd. (c)	2,749
156	Horizon Lines Inc., Class A (c)	2,903
		6,757
	Media — 1.5%
38	Belo Corp., Class A	664
31	Entercom Communications Corp. (c)	429
62	Lee Enterprises, Inc. (c)	902
79	LIN TV Corp., Class A (a)	958
38	Marvel Entertainment, Inc. (a) (c)	1,012

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   27

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
45	Scholastic Corp. (a)	1,560
619	Sinclair Broadcast Group, Inc., Class A	5,079
32	Valassis Communications, Inc. (a)	368
		10,972
	Metals & Mining — 1.4%
27	Century Aluminum Co. (a)	1,451
60	Metal Management, Inc.	2,736
86	Quanex Corp. (c)	4,441
26	Schnitzer Steel Industries, Inc.	1,777
		10,405
	Multi-Utilities — 0.5%
26	Black Hills Corp. (c)	1,129
111	PNM Resources, Inc.	2,379
		3,508
	Oil, Gas & Consumable Fuels — 2.1%
76	Alon USA Energy, Inc. (c)	2,060
84	Alpha Natural Resources, Inc. (a) (c)	2,719
12	ATP Oil & Gas Corp. (a)	627
31	Bois d’Arc Energy, Inc. (a)	619
64	FX Energy, Inc. (a) (c)	362
35	Gulfport Energy Corp. (a)	632
94	Mariner Energy, Inc. (a)	2,144
30	Penn Virginia Corp.	1,313
56	PetroHawk Energy Corp. (a)	962
37	Stone Energy Corp. (a)	1,750
33	Swift Energy Co. (a) (c)	1,431
62	USEC, Inc. (a) (c)	557
97	VAALCO Energy, Inc. (a) (c)	452
		15,628
	Paper & Forest Products — 0.1%
74	Buckeye Technologies, Inc. (a)	920
	Personal Products — 0.2%
88	American Oriental Bioengineering, Inc. (China) (a) (c)	974
41	Elizabeth Arden, Inc. (a)	832
		1,806
	Pharmaceuticals — 1.5%
25	Adams Respiratory Therapeutics, Inc. (a)	1,464
35	Alpharma, Inc., Class A (a) (c)	705
48	Auxilium Pharmaceuticals, Inc. (a)	1,445
29	Barrier Therapeutics, Inc. (a) (c)	116
20	Bentley Pharmaceuticals, Inc. (a) (c)	294
61	Bradley Pharmaceuticals, Inc. (a)	1,196
55	Cardiome Pharma Corp. (Canada) (a) (c)	486
127	Cypress Bioscience, Inc. (a) (c)	1,403
46	DURECT, Corp. (a) (c)	293
26	Par Pharmaceutical Cos., Inc. (a) (c)	624
14	Salix Pharmaceuticals Ltd. (a) (c)	109
14	Sucampo Pharmaceuticals, Inc., Class A (a)	248
38	ULURU, Inc. (a)	104
36	Valeant Pharmaceuticals International (a)	434
179	ViroPharma, Inc. (a) (c)	1,422
20	Xenoport, Inc. (a)	1,101
		11,444
	Real Estate Investment Trusts (REITs) — 5.3%
108	Anthracite Capital, Inc. (c)	781
82	Ashford Hospitality Trust, Inc. (c)	592
19	BioMed Realty Trust, Inc.	429
214	Digital Realty Trust, Inc.	8,200
387	FelCor Lodging Trust, Inc.	6,036
48	Glimcher Realty Trust (c)	689
155	GMH Communities Trust	856
48	Gramercy Capital Corp. (c) (m)	1,164
25	Home Properties, Inc. (c)	1,126
16	LaSalle Hotel Properties (c)	501
114	Lexington Realty Trust (c)	1,659
144	MFA Mortgage Investments, Inc.	1,334
199	Nationwide Health Properties, Inc.	6,233
120	NorthStar Realty Finance Corp. (c)	1,072
122	Pennsylvania Real Estate Investment Trust (c)	3,612
16	PS Business Parks, Inc.	815
32	RAIT Financial Trust (c)	279
19	Saul Centers, Inc. (c)	994
159	Sunstone Hotel Investors, Inc.	2,914
		39,286
	Road & Rail — 0.2%
93	Saia, Inc. (a)	1,236
	Semiconductors & Semiconductor Equipment — 3.9%
6	Actel Corp. (a)	87
69	Advanced Energy Industries, Inc. (a)	908
104	AMIS Holdings, Inc. (a)	1,046
502	Amkor Technology, Inc. (a) (c)	4,282
28	Applied Micro Circuits Corp. (a) (c)	246
101	Asyst Technologies, Inc. (a)	330
26	Axcelis Technologies, Inc. (a)	120
73	Brooks Automation, Inc. (a) (c)	960

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
113	Cirrus Logic, Inc. (a)	596
150	Conexant Systems, Inc. (a) (c)	125
56	Credence Systems Corp. (a) (c)	135
54	Diodes, Inc. (a) (c)	1,619
76	Entegris, Inc. (a)	653
34	IXYS Corp. (a)	269
76	Kulicke & Soffa Industries, Inc. (a) (c)	524
32	Lattice Semiconductor Corp. (a)	104
13	LTX Corp. (a) (c)	40
87	Mattson Technology, Inc. (a) (c)	741
88	Micrel, Inc.	744
30	Microsemi Corp. (a) (c)	660
81	MIPS Technologies, Inc. (a) (c)	404
46	MKS Instruments, Inc. (a)	873
20	OmniVision Technologies, Inc. (a) (c)	315
333	ON Semiconductor Corp. (a) (c)	2,954
16	Photronics, Inc. (a)	193
101	PMC-Sierra, Inc. (a) (c)	658
75	RF Micro Devices, Inc. (a) (c)	429
10	Semitool, Inc. (a) (c)	90
48	Semtech Corp. (a)	740
4	Sigma Designs, Inc. (a) (c)	221
92	Silicon Image, Inc. (a)	415
66	Silicon Storage Technology, Inc. (a)	197
130	Skyworks Solutions, Inc. (a)	1,101
19	Standard Microsystems Corp. (a) (c)	727
13	Supertex, Inc. (a) (c)	413
94	Techwell, Inc. (a) (c)	1,037
173	Zoran Corp. (a)	3,890
		28,846
	Software — 3.0%
145	Actuate Corp. (a)	1,123
15	Ansoft Corp. (a)	393
43	ANSYS, Inc. (a)	1,779
188	Aspen Technology, Inc. (a)	3,051
33	Epicor Software Corp. (a) (c)	386
17	EPIQ Systems, Inc. (a) (c)	291
35	eSpeed, Inc., Class A (a) (c)	397
70	Informatica Corp. (a)	1,258
12	InterVoice, Inc. (a)	99
23	JDA Software Group, Inc. (a)	462
16	Macrovision Corp. (a) (c)	297
38	Magma Design Automation, Inc. (a) (c)	460
17	Manhattan Associates, Inc. (a)	440
58	Mentor Graphics Corp. (a)	627
9	MicroStrategy, Inc., Class A (a) (c)	837
69	Nuance Communications, Inc. (a)	1,283
114	Parametric Technology Corp. (a)	2,043
8	Pegasystems, Inc.	89
94	Progress Software Corp. (a) (c)	3,149
26	Secure Computing Corp. (a)	250
47	Smith Micro Software, Inc. (a) (c)	400
11	SPSS, Inc. (a)	395
107	Sybase, Inc. (a)	2,784
		22,293
	Specialty Retail — 2.4%
55	Aeropostale, Inc. (a)	1,465
124	Brown Shoe Co., Inc. (c)	1,874
68	Collective Brands, Inc. (a)	1,176
134	Gymboree Corp. (a)	4,091
73	JOS A. Bank Clothiers, Inc. (a) (c)	2,068
144	Men’s Wearhouse, Inc.	3,880
209	Rent-A-Center, Inc. (a)	3,030
		17,584
	Textiles, Apparel & Luxury Goods — 2.0%
26	Columbia Sportswear Co. (c)	1,129
27	Deckers Outdoor Corp. (a) (c)	4,186
88	Kellwood Co. (c)	1,464
204	Maidenform Brands, Inc. (a) (c)	2,761
44	Movado Group, Inc.	1,103
10	Oxford Industries, Inc. (c)	245
125	Perry Ellis International, Inc. (a) (c)	1,929
21	Steven Madden Ltd. (a) (c)	428
38	UniFirst Corp. (c)	1,444
		14,689
	Thrifts & Mortgage Finance — 1.0%
41	BankUnited Financial Corp., Class A (c)	283
180	Corus Bankshares, Inc. (c)	1,925
20	Federal Agricultural Mortgage Corp., Class C	524
81	First Niagara Financial Group, Inc.	974
13	First Place Financial Corp. (c)	180
19	FirstFed Financial Corp. (a) (c)	670
48	Franklin Bank Corp. (a) (c)	208
14	Imperial Capital Bancorp, Inc.	262

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   29

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
135	Ocwen Financial Corp. (a) (c)	750
58	United Community Financial Corp. (c)	318
30	WSFS Financial Corp.	1,486
		7,580
	Tobacco — 0.5%
670	Alliance One International, Inc. (a)	2,728
24	Universal Corp.	1,230
		3,958
	Trading Companies & Distributors — 1.2%
261	Applied Industrial Technologies, Inc.	7,566
67	BlueLinx Holdings, Inc. (c)	264
34	Kaman Corp.	1,259
		9,089
	Wireless Telecommunication Services — 0.5%
82	Centennial Communications Corp. (a)	765
61	Rural Cellular Corp., Class A (a)	2,698
23	Syniverse Holdings, Inc. (a)	358
		3,821
	Total Long-Term Investments (Cost $666,103)	723,765
Short-Term Investments — 2.0%
	Investment Company — 1.9%
14,143	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $14,143)	14,143

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,145	U.S. Treasury Note, 4.63%, 11/30/08 (k) (m) (n) (Cost $1,159)	1,159
	Total Short-Term Investments (Cost $15,302)	15,302
Investments of Cash Collateral for Securities on Loan — 24.3%
	Certificates of Deposit — 3.0%
7,600	Depfa Bank, New York, 5.00%, 01/29/08	7,600
6,300	Deutsche Bank, New York (Germany), FRN, 4.60%, 01/22/08	6,300
8,000	Natexis Banques Populaires, New York, FRN, 4.39%, 01/09/08	8,000
		21,900
	Commercial Paper — 0.9%
4,000	Liberty Street Funding Co., 6.29%, 01/28/08	3,982
3,000	Market Street Funding, 6.54%, 01/22/08	2,989
		6,971
	Corporate Notes — 16.9%
5,000	Alliance and Leister plc (United Kingdom), FRN, 5.26%, 09/02/08	5,000
5,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	5,000
300	Banque Federative Du Credit Mutuel (France), FRN, 5.21%, 08/01/08	300
12,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	11,759
13,500	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 06/30/08	13,500
12,550	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08 (i)	12,550
10,000	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08 (i)	10,000
13,000	Goldman Sachs Group, Inc., (The), FRN, 4.62%, 02/13/09	13,000
6,000	K2 (USA) LLC, FRN, 4.38%, 02/15/08 (i) (s)	6,000
12,500	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	12,500
14,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	14,000
12,000	Nationwide Building Society (United Kingdom), FRN, 5.30%, 07/03/08	12,002
5,000	Pricoa Global Funding I, FRN, 4.86%, 09/26/08	5,000
5,000	Sigma Finance, Inc., FRN, 4.39%, 02/27/08 (i) (s)	5,000
		125,611
	Repurchase Agreement — 3.5%
25,785	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $25,791, collateralized by U.S. Government Agency Mortgages	25,785
	Total Investments of Cash Collateral for Securities on Loan (Cost $180,267)	180,267
	Total Investments — 123.6% (Cost $861,672)	919,334
	Liabilities in Excess of Other Assets — (23.6)%	(175,627)
	NET ASSETS — 100.0%	$743,707

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
47	Russell 2000 Index	March, 2008	$18,147	$(83)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   31

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 95.8%
	Common Stocks — 95.8%
	Aerospace & Defense — 4.3%
222	Alliant Techsystems, Inc. (a)	25,228
680	TransDigm Group, Inc. (a)	30,697
		55,925
	Biotechnology — 1.3%
372	Myriad Genetics, Inc. (a) (c)	17,287
	Building Products — 1.1%
519	NCI Building Systems, Inc. (a) (c)	14,930
	Capital Markets — 1.8%
443	Calamos Asset Management, Inc., Class A	13,184
1,358	HFF, Inc., Class A (a)	10,511
		23,695
	Chemicals — 3.3%
515	Airgas, Inc.	26,842
442	Scotts Miracle-Gro Co. (The), Class A	16,524
		43,366
	Commercial Banks — 4.2%
267	First Community Bancorp, Inc. (c)	11,003
446	Hancock Holding Co. (c)	17,026
484	S.Y. Bancorp, Inc. (c)	11,586
527	United Bancshares, Inc. (c)	14,758
		54,373
	Commercial Services & Supplies — 4.6%
1,774	Comfort Systems USA, Inc.	22,674
134	FTI Consulting, Inc. (a) (c)	8,285
599	Hudson Highland Group, Inc. (a)	5,036
772	Waste Connections, Inc. (a)	23,862
		59,857
	Communications Equipment — 1.0%
696	Neutral Tandem, Inc. (a)	13,242
	Containers & Packaging — 3.6%
453	AptarGroup, Inc.	18,545
539	Silgan Holdings, Inc.	28,016
		46,561
	Diversified Financial Services — 0.5%
155	MSCI, Inc., Class A (a)	5,948
	Diversified Telecommunication Services — 1.8%
112	Cbeyond, Inc. (a) (c)	4,363
656	NTELOS Holdings Corp.	19,488
		23,851
	Electric Utilities — 0.7%
167	ITC Holdings Corp. (c)	9,445
	Electrical Equipment — 1.8%
316	General Cable Corp. (a)	23,186
	Electronic Equipment & Instruments — 2.5%
358	Anixter International, Inc. (a) (c)	22,268
328	ScanSource, Inc. (a) (c)	10,594
		32,862
	Energy Equipment & Services — 3.2%
351	Exterran Holdings, Inc. (a)	28,704
230	FMC Technologies, Inc. (a)	13,035
		41,739
	Food & Staples Retailing — 1.9%
240	Pantry, Inc. (The) (a) (c)	6,274
1,096	Winn-Dixie Stores, Inc. (a) (c)	18,486
		24,760
	Food Products — 2.7%
1,451	B&G Foods, Inc., Class A	14,813
821	Reddy Ice Holdings, Inc.	20,767
		35,580
	Gas Utilities — 2.4%
361	Atmos Energy Corp.	10,122
430	Northwest Natural Gas Co.	20,900
		31,022
	Health Care Equipment & Supplies — 2.3%
234	ArthroCare Corp. (a) (c)	11,234
318	IDEXX Laboratories, Inc. (a)	18,668
		29,902
	Health Care Providers & Services — 5.6%
805	AMN Healthcare Services, Inc. (a) (c)	13,818
460	LifePoint Hospitals, Inc. (a)	13,678
210	MWI Veterinary Supply, Inc. (a) (c)	8,408
917	PharMerica Corp. (a) (c)	12,727
1,213	PSS World Medical, Inc. (a)	23,738
		72,369
	Hotels, Restaurants & Leisure — 1.0%
554	Papa John’s International, Inc. (a)	12,578
	Household Durables — 1.5%
850	Jarden Corp. (a)	20,076
	Insurance — 4.8%
307	American Physicians Capital, Inc.	12,708
106	eHealth, Inc. (a) (c)	3,408

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
545	ProAssurance Corp. (a)	29,910
300	RLI Corp.	17,060
		63,086
	Internet Software & Services — 3.4%
1,584	Dice Holdings, Inc. (a)	12,656
1,137	Liquidity Services, Inc. (a) (c)	14,667
1,234	Travelzoo, Inc. (a) (c)	16,877
		44,200
	Leisure Equipment & Products — 0.6%
423	Pool Corp. (c)	8,384
	Machinery — 4.4%
309	Kaydon Corp. (c)	16,836
217	Manitowoc Co., Inc. (The)	10,586
319	Oshkosh Truck Corp.	15,081
353	RBC Bearings, Inc. (a)	15,339
		57,842
	Marine — 0.7%
461	Horizon Lines Inc., Class A (c)	8,597
	Media — 4.9%
957	Cinemark Holdings, Inc. (c)	16,272
672	Entercom Communications Corp., Class A (c)	9,196
493	Interactive Data Corp.	16,280
1,040	Lee Enterprises, Inc. (c)	15,232
85	Morningstar, Inc. (a) (c)	6,642
		63,622
	Metals & Mining — 2.6%
369	Commercial Metals Co.	10,873
574	Compass Minerals International, Inc. (c)	23,538
		34,411
	Oil, Gas & Consumable Fuels — 1.3%
155	Southwestern Energy Co. (a)	8,659
212	St. Mary Land & Exploration Co.	8,170
		16,829
	Real Estate Investment Trusts (REITs) — 4.9%
124	Alexandria Real Estate Equities, Inc.	12,566
383	EastGroup Properties, Inc.(c)	16,024
513	First Potomac Realty Trust (m)	8,872
739	Franklin Street Properties Corp. (c)	10,940
369	Mid-America Apartment Communities, Inc. (c)	15,762
		64,164
	Real Estate Management & Development — 0.8%
138	Jones Lang LaSalle, Inc.	9,791
	Road & Rail — 0.6%
185	Landstar System, Inc.	7,785
	Semiconductors & Semiconductor Equipment — 2.2%
395	Microsemi Corp. (a) (c)	8,734
177	Standard Microsystems Corp. (a) (c)	6,896
348	Varian Semiconductor Equipment Associates, Inc. (a)	12,876
		28,506
	Software — 8.0%
1,091	Aspen Technology, Inc. (a)	17,698
403	Blackboard, Inc. (a) (c)	16,209
346	MICROS Systems, Inc. (a)	24,303
888	Monotype Imaging Holdings, Inc. (a)	13,477
472	Nuance Communications, Inc. (a)	8,821
534	Solera Holdings, Inc. (a)	13,242
888	SuccessFactors, Inc. (a) (c)	10,494
		104,244
	Specialty Retail — 1.2%
357	Barnes & Noble, Inc.	12,313
598	New York & Co., Inc. (a) (c)	3,813
		16,126
	Textiles, Apparel & Luxury Goods — 1.0%
656	Iconix Brand Group, Inc. (a) (c)	12,889
	Trading Companies & Distributors — 0.8%
248	UAP Holding Corp.	9,588
	Wireless Telecommunication Services — 0.5%
658	Centennial Communications Corp. (a)	6,117
	Total Long-Term Investments (Cost $1,119,595)	1,248,735
Short-Term Investment — 4.1%
	Investment Company — 4.1%
53,303	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $53,303)	53,303

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   33

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 13.1%
	Commercial Paper — 1.8%
8,000	Aquinas Funding LLC, 6.03%, 01/03/08	7,999
8,000	Market Street Funding, 6.54%, 01/22/08	7,971
8,000	Liberty Street Funding Co., 6.29%, 01/28/08	7,964
		23,934
	Corporate Notes — 9.7%
5,000	Alliance and Leister plc (United Kingdom), FRN, 5.26%, 09/02/08	5,000
2,000	Allstate Life Global Funding, FRN, 4.90%, 08/27/08	2,000
9,000	Anglo Irish Bank Corp. plc (Ireland), FRN, 5.29%, 09/05/08	9,000
6,200	Banque Federative Du Credit Mutuel (France), FRN, 5.21%, 08/01/08	6,200
	Beta Finance, Inc.,
5,500	FRN, 4.37%, 01/15/08 (i) (s)	5,500
7,000	FRN, 4.38%, 02/20/09 (i) (s)	6,859
10,500	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 06/30/08	10,500
8,700	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08 (i)	8,700
10,000	Dorada Finance, Inc., FRN, 4.37%, 01/14/08 (i) (s)	10,000
13,000	First Tennessee Bank, FRN, 5.05%, 08/15/08	13,000
5,000	K2 (USA) LLC, FRN, 4.38%, 02/15/08 (i) (s)	5,000
8,500	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	8,500
9,500	Macquarie Bank, Ltd. (Australia), FRN, 4.95%, 08/20/08	9,499
8,000	National Rural Utilities Cooperative Finance., FRN, 5.22%, 09/04/08	8,000
5,000	Pricoa Global Funding I, FRN, 4.86%, 09/26/08	5,000
2,000	Sigma Finance Inc., FRN, 4.39%, 02/27/08 (i) (s)	2,000
12,000	Wachovia Bank N.A., FRN, 4.36%, 02/23/09	12,000
		126,758
	Repurchase Agreement — 1.6%
20,473	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $20,478, collateralized by U.S. Government Agency Mortgages	20,473
	Total Investments of Cash Collateral for Securities on Loan (Cost $171,165)	171,165
	Total Investments — 113.0% (Cost $1,344,063)	1,473,203
	Liabilities in Excess of Other Assets — (13.0)%	(169,541)
	NET ASSETS — 100.0%	$1,303,662

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 0.9%
95	HEICO Corp. (c)	5,184
	Air Freight & Logistics — 0.5%
152	UTI Worldwide, Inc.	2,986
	Biotechnology — 2.7%
198	BioMarin Pharmaceuticals, Inc. (a) (c)	6,992
220	Keryx Biopharmaceuticals, Inc. (a) (c)	1,851
89	Myriad Genetics, Inc. (a) (c)	4,145
129	Theravance, Inc. (a) (c)	2,521
		15,509
	Capital Markets — 2.3%
41	Affiliated Managers Group, Inc. (a) (c)	4,857
174	Investment Technology Group, Inc. (a)	8,266
		13,123
	Chemicals — 0.5%
169	Innospec, Inc. (United Kingdom)	2,894
	Commercial Banks — 0.4%
177	Bancorp, Inc. (The) (a) (c)	2,385
	Commercial Services & Supplies — 2.6%
104	FTI Consulting, Inc. (a)	6,410
194	GEO Group, Inc. (The) (a)	5,431
190	Interface, Inc., Class A	3,106
		14,947
	Communications Equipment — 2.4%
309	Neutral Tandem, Inc. (a)	5,875
228	ViaSat, Inc. (a)	7,834
		13,709
	Computers & Peripherals — 0.4%
53	Synaptics, Inc. (a) (c)	2,194
	Construction Materials — 0.9%
140	Eagle Materials, Inc. (c)	4,962
	Distributors — 1.0%
282	LKQ Corp. (a)	5,917
	Diversified Consumer Services — 1.7%
548	INVESTools, Inc. (a) (c)	9,723
	Diversified Financial Services — 1.8%
306	Marlin Business Services Corp. (a)	3,690
174	MSCI, Inc., Class A (a)	6,663
		10,353
	Diversified Telecommunication Services — 2.2%
164	Cbeyond, Inc. (a)	6,390
258	Cogent Communications Group, Inc. (a) (c)	6,127
		12,517
	Electrical Equipment — 3.2%
201	EnerSys (a)	5,013
139	General Cable Corp. (a) (c)	10,199
79	Powell Industries, Inc. (a)	3,466
		18,678
	Electronic Equipment & Instruments — 1.4%
171	FLIR Systems, Inc. (a) (c)	5,355
142	IPG Photonics Corp. (a)	2,831
		8,186
	Energy Equipment & Services — 3.3%
72	Exterran Holdings, Inc. (a)	5,869
77	Hornbeck Offshore Services, Inc. (a) (c)	3,471
102	Oceaneering International, Inc. (a)	6,839
54	W-H Energy Services, Inc. (a)	3,027
		19,206
	Food & Staples Retailing — 1.8%
247	Susser Holdings Corp. (a)	5,061
174	United Natural Foods, Inc. (a)	5,532
		10,593
	Food Products — 1.0%
419	SunOpta, Inc. (Canada) (a) (c)	5,592
	Health Care Equipment & Supplies — 4.9%
75	ArthroCare Corp. (a) (c)	3,625
101	Hologic, Inc. (a)	6,905
134	Masimo Corp. (a)	5,302
138	Meridian Bioscience, Inc.	4,139
286	NeuroMetrix, Inc. (a) (c)	2,629
197	Northstar Neuroscience, Inc. (a) (c)	1,831
220	Thoratec Corp. (a) (c)	4,009
		28,440
	Health Care Providers & Services — 5.3%
164	Chemed Corp.	9,159
492	Gentiva Health Services, Inc. (a)	9,366
137	Healthways, Inc. (a) (c)	8,032
127	Psychiatric Solutions, Inc. (a)	4,123
		30,680

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   35

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 2.8%
289	Allscripts Healthcare Solutions, Inc. (a) (c)	5,608
178	MedAssets, Inc. (a) (c)	4,271
242	Omnicell, Inc. (a)	6,504
		16,383
	Hotels, Restaurants & Leisure — 4.7%
261	California Pizza Kitchen, Inc. (a) (c)	4,057
105	Gaylord Entertainment Co. (a)	4,241
230	Red Robin Gourmet Burgers, Inc. (a) (c)	7,366
311	Sonic Corp. (a)	6,816
120	WMS Industries, Inc. (a)	4,396
		26,876
	Household Durables — 0.8%
499	Champion Enterprises, Inc. (a) (c)	4,698
	Insurance — 2.7%
476	Castlepoint Holdings Ltd. (Bermuda)	5,711
153	National Financial Partners Corp.	6,962
51	ProAssurance Corp. (a)	2,815
		15,488
	Internet & Catalog Retail — 0.9%
424	FTD Group, Inc.	5,462
	Internet Software & Services — 5.2%
846	Art Technology Group, Inc. (a)	3,656
107	Bankrate, Inc. (a) (c)	5,150
152	DealerTrack Holdings, Inc. (a)	5,086
100	Digital River, Inc. (a)	3,297
202	LoopNet, Inc. (a) (c)	2,842
433	Switch & Data Facilities Co., Inc. (a)	6,929
198	TechTarget, Inc. (a)	2,927
		29,887
	IT Services — 2.1%
181	Syntel, Inc. (c)	6,960
233	VeriFone Holdings, Inc. (a) (c)	5,422
		12,382
	Leisure Equipment & Products — 0.5%
509	Smith & Wesson Holding Corp. (a) (c)	3,104
	Life Sciences Tools & Services — 4.7%
695	Enzo Biochem, Inc. (a) (c)	8,852
272	Exelixis, Inc. (a) (c)	2,349
135	Icon plc ADR (Ireland) (a)	8,351
87	Illumina, Inc. (a)	5,176
160	Medivation, Inc. (a) (c)	2,299
		27,027
	Machinery — 2.5%
45	Bucyrus International, Inc., Class A	4,463
93	Kaydon Corp. (c)	5,080
296	TurboChef Technologies, Inc. (a) (c)	4,880
		14,423
	Marine — 0.3%
113	American Commercial Lines, Inc. (a) (c)	1,840
	Media — 0.7%
53	Morningstar, Inc. (a)	4,125
	Metals & Mining — 1.6%
26	Allegheny Technologies, Inc.	2,216
125	Century Aluminum Co. (a)	6,766
		8,982
	Oil, Gas & Consumable Fuels — 4.3%
116	Cabot Oil & Gas Corp.	4,693
88	Comstock Resources, Inc. (a)	2,996
219	Penn Virginia Corp.	9,559
93	SandRidge Energy, Inc. (a) (c)	3,317
139	World Fuel Services Corp.	4,047
		24,612
	Pharmaceuticals — 2.3%
93	Adams Respiratory Therapeutics, Inc. (a)	5,547
311	Sucampo Pharmaceuticals, Inc., Class A (a)	5,703
264	ViroPharma, Inc. (a) (c)	2,094
		13,344
	Real Estate Investment Trusts (REITs) — 0.6%
353	Resource Capital Corp. (c)	3,285
	Semiconductors & Semiconductor Equipment — 5.4%
353	Anadigics, Inc. (a) (c)	4,085
165	Diodes, Inc. (a) (c)	4,960
27	FormFactor, Inc. (a)	889
110	Hittite Microwave Corp. (a)	5,259
246	Microsemi Corp. (a) (c)	5,441
201	Tessera Technologies, Inc. (a)	8,351
61	Varian Semiconductor Equipment Associates, Inc. (a)	2,248
		31,233

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — 6.8%
260	ANSYS, Inc. (a)	10,759
182	Blackboard, Inc. (a)	7,315
494	Magma Design Automation, Inc. (a)	6,032
493	Nuance Communications, Inc. (a) (c)	9,203
195	Taleo Corp., Class A (a)	5,795
		39,104
	Specialty Retail — 3.8%
112	Children’s Place Retail Stores, Inc. (The) (a) (c)	2,899
79	GameStop Corp., Class A (a)	4,882
130	J Crew Group, Inc. (a) (c)	6,262
529	Pacific Sunwear of California, Inc. (a) (c)	7,466
		21,509
	Textiles, Apparel & Luxury Goods — 3.2%
466	American Apparel, Inc. (a) (c)	6,995
323	Iconix Brand Group, Inc. (a) (c)	6,354
316	Quiksilver, Inc. (a)	2,710
52	Under Armour, Inc., Class A (a) (c)	2,256
		18,315
	Thrifts & Mortgage Finance — 0.6%
67	WSFS Financial Corp.	3,373
	Total Long-Term Investments (Cost $472,847)	563,230
Short-Term Investment — 1.8%
	Investment Company — 1.8%
10,229	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $10,229)	10,229

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 19.2%
	Certificates of Deposit — 1.5%
5,000	Bank of New York, FRN, 4.93%, 05/02/08	5,000
3,500	Calyon, New York, FRN, 4.40%, 03/15/10	3,499
		8,499
	Corporate Notes — 16.7%
7,000	Anglo Irish Bank Corp. plc (Ireland), FRN, 5.29%, 09/05/08	6,999
6,000	BBVA Senior Finance S.A. (Spain), FRN, 5.18%, 03/12/10	6,000
7,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	6,859
7,300	Caixa Catal (Spain), FRN, 5.18%, 06/30/08	7,300
700	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08	700
7,000	First Tennessee Bank N.A., FRN, 5.05%, 08/15/08	7,000
7,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	6,907
3,000	Goldman Sachs Group, Inc., FRN, 4.62%, 02/13/09	3,000
7,698	HBOS Treasury Services plc, FRN, 5.30%, 08/29/08	7,698
9,000	K2 (USA) LLC, FRN, 4.38%, 02/15/08 (i) (s)	9,000
6,500	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	6,500
7,250	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	7,250
6,000	Monumental Global Funding, FRN, 5.07%, 05/24/10	6,000
1,000	Monumental Global Funding II, FRN, 4.40%, 03/26/10	1,000
7,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.22%, 09/04/08	7,000
	Pricoa Global Funding I,
2,000	FRN, 4.41%, 12/15/09	2,000
5,000	FRN, 4.86%, 09/26/08	5,000
		96,213
	Repurchase Agreement — 1.0%
5,943	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $5,944, collateralized by U.S. Government Agency Mortgages	5,943
	Total Investments of Cash Collateral for Securities on Loan (Cost $110,655)	110,655
	Total Investments — 118.7% (Cost $593,731)	684,114
	Liabilities in Excess of Other Assets — (18.7)%	(107,782)
	NET ASSETS — 100.0%	$576,332

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 1.3%
50	Cubic Corp.	1,940
327	Orbital Sciences Corp. (a)	8,013
		9,953
	Air Freight & Logistics — 0.7%
33	Atlas Air Worldwide Holdings, Inc. (a)	1,789
268	Pacer International, Inc.	3,907
		5,696
	Airlines — 0.7%
222	Continental Airlines, Inc., Class B (a)	4,933
232	ExpressJet Holdings, Inc. (a) (c)	575
		5,508
	Auto Components — 0.7%
233	ArvinMeritor, Inc. (c)	2,735
94	Modine Manufacturing Co.	1,549
160	Visteon Corp. (a) (c)	701
		4,985
	Biotechnology — 0.7%
35	Acadia Pharmaceuticals, Inc. (a) (c)	383
38	Arena Pharmaceuticals, Inc. (a) (c)	296
100	Bionovo, Inc. (a)	171
25	InterMune, Inc. (a) (c)	333
48	Keryx Biopharmaceuticals, Inc. (a) (c)	405
59	Protalix BioTherapeutics, Inc. (Israel) (a)	202
28	Regeneron Pharmaceuticals, Inc. (a)	686
62	Savient Pharmaceuticals, Inc. (a) (c)	1,426
15	United Therapeutics Corp. (a) (c)	1,475
		5,377
	Capital Markets — 1.1%
32	Affiliated Managers Group, Inc. (a) (c)	3,794
33	Federated Investors, Inc., Class B	1,346
73	Investment Technology Group, Inc. (a)	3,455
		8,595
	Chemicals — 4.6%
106	CF Industries Holdings, Inc.	11,633
15	GenTek, Inc. (a) (c)	445
118	Georgia Gulf Corp. (c)	779
226	H.B. Fuller Co.	5,072
73	Innophos Holdings, Inc. (c)	1,085
58	Sensient Technologies Corp.	1,652
173	Spartech Corp.	2,439
73	Stepan Co. (c)	2,358
182	Terra Industries, Inc. (a) (c)	8,668
47	Zep, Inc. (a)	652
		34,783
	Commercial Banks — 10.3%
69	1st Source Corp. (c)	1,194
38	AMCORE Financial, Inc. (c)	858
51	BancFirst Corp. (c)	2,198
152	Bank of Hawaii Corp.	7,794
47	Chemical Financial Corp. (c)	1,109
112	City Holding Co. (c)	3,800
154	Commerce Bancshares, Inc. (c)	6,888
139	Community Bank System, Inc. (c)	2,760
77	Community Trust Bancorp, Inc. (c)	2,114
70	Cullen/Frost Bankers, Inc.	3,561
175	First Bancorp (c)	1,272
6	First Citizens BancShares, Inc., Class A	861
27	First Community Bancshares, Inc. (c)	861
15	First Financial Bankshares, Inc. (c)	561
21	First Indiana Corp.	683
24	First Regional Bancorp (a)	459
34	First State Bancorp, Inc. (c)	467
256	FirstMerit Corp. (c)	5,127
9	FNB Corp.	209
1	Fulton Financial Corp.	13
15	Great Southern Bancorp, Inc. (c)	336
46	Heartland Financial USA, Inc. (c)	845
16	Horizon Financial Corp. (c)	275
67	Lakeland Bancorp, Inc. (c)	782
17	Lakeland Financial Corp. (c)	351
8	Mercantile Bank Corp.	117
22	Old National Bancorp (c)	325
15	Old Second Bancorp, Inc. (c)	391
70	Pacific Capital Bancorp (c)	1,411
79	Provident Bankshares Corp. (c)	1,692
12	Santander BanCorp (c)	107
12	SCBT Financial Corp. (c)	384
64	Simmons First National Corp., Class A	1,701
33	Southwest Bancorp, Inc. (c)	607
11	Suffolk Bancorp (c)	335
51	Taylor Capital Group, Inc.	1,049
282	TCF Financial Corp.	5,047
23	Tompkins Financial Corp. (c)	889
245	UMB Financial Corp. (c)	9,391
66	Umpqua Holdings Corp. (c)	1,011

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — Continued
237	W Holding Co., Inc. (c)	286
101	Washington Trust Bancorp, Inc. (c)	2,548
36	Westamerica Bancorp (c)	1,599
130	Whitney Holding Corp. (c)	3,400
		77,668
	Commercial Services & Supplies — 2.7%
10	Amrep Corp. (c)	309
90	Compx International, Inc.	1,314
32	COMSYS IT Partners, Inc. (a) (c)	500
224	Deluxe Corp.	7,354
97	HNI Corp. (c)	3,401
221	Standard Register Co. (The) (c)	2,576
208	Steelcase, Inc.	3,300
44	United Stationers, Inc. (a)	2,047
		20,801
	Communications Equipment — 1.2%
41	Bel Fuse, Inc., Class B (c)	1,190
91	Black Box Corp.	3,295
89	CommScope, Inc. (a)	4,355
59	UTStarcom, Inc. (a) (c)	162
		9,002
	Computers & Peripherals — 1.2%
268	Electronics for Imaging, Inc. (a)	6,013
112	Emulex Corp. (a)	1,833
57	Imation Corp. (c)	1,195
		9,041
	Construction & Engineering — 1.1%
271	EMCOR Group, Inc. (a)	6,409
63	Quanta Services, Inc. (a) (c)	1,645
		8,054
	Construction Materials — 0.1%
45	Headwaters, Inc. (a) (c)	527
	Consumer Finance — 2.1%
347	AmeriCredit Corp. (a) (c)	4,433
14	Credit Acceptance Corp. (a) (c)	292
153	Dollar Financial Corp. (a) (c)	4,693
245	World Acceptance Corp. (a) (c)	6,610
		16,028
	Containers & Packaging — 1.3%
355	Graphic Packaging Corp. (a) (c)	1,310
156	Myers Industries, Inc.	2,257
104	Silgan Holdings, Inc.	5,396
55	Smurfit-Stone Container Corp. (a)	583
		9,546
	Diversified Consumer Services — 1.3%
163	Coinstar, Inc. (a)	4,591
84	Jackson Hewitt Tax Service, Inc. (c)	2,673
273	Stewart Enterprises, Inc., Class A (c)	2,427
		9,691
	Diversified Financial Services — 0.2%
57	Financial Federal Corp. (c)	1,268
20	Marlin Business Services Corp. (a)	241
3	Nasdaq Stock Market, Inc. (The) (a)	139
		1,648
	Diversified Telecommunication Services — 1.1%
57	CenturyTel, Inc.	2,380
273	Citizens Communications Co.	3,478
65	Consolidated Communications Holdings, Inc.	1,299
46	North Pittsburgh Systems, Inc.	1,048
		8,205
	Electric Utilities — 0.9%
245	El Paso Electric Co. (a)	6,254
16	Great Plains Energy, Inc. (c)	475
		6,729
	Electrical Equipment — 0.9%
94	Acuity Brands, Inc. (c)	4,216
154	LSI Industries, Inc.	2,796
		7,012
	Electronic Equipment & Instruments — 2.6%
143	Agilysys, Inc. (c)	2,155
128	Cognex Corp. (c)	2,573
179	Coherent, Inc. (a)	4,495
370	CTS Corp. (c)	3,672
168	Park Electrochemical Corp.	4,730
65	Tech Data Corp. (a)	2,456
		20,081
	Energy Equipment & Services — 2.1%
108	Global Industries Ltd. (a)	2,307
341	Grey Wolf, Inc. (a) (c)	1,817
42	Gulfmark Offshore, Inc. (a) (c)	1,942
78	Helmerich & Payne, Inc.	3,125
184	Trico Marine Services, Inc. (a)	6,793
		15,984

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   39

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Food & Staples Retailing — 0.9%
173	Nash Finch Co. (c)	6,110
37	Pantry, Inc. (The) (a) (c)	954
		7,064
	Food Products — 0.7%
195	Reddy Ice Holdings, Inc.	4,938
	Gas Utilities — 1.6%
262	Nicor, Inc. (c)	11,079
20	ONEOK, Inc.	904
		11,983
	Health Care Equipment & Supplies — 2.3%
42	Advanced Medical Optics, Inc. (a) (c)	1,028
66	Datascope Corp.	2,384
194	Invacare Corp.	4,879
238	Quidel Corp. (a)	4,628
153	STERIS Corp.	4,404
		17,323
	Health Care Providers & Services — 1.9%
30	Chemed Corp.	1,699
230	Gentiva Health Services, Inc. (a)	4,379
28	Healthways, Inc. (a) (c)	1,607
142	Magellan Health Services, Inc. (a)	6,607
		14,292
	Health Care Technology — 0.1%
29	MedAssets, Inc. (a) (c)	685
	Hotels, Restaurants & Leisure — 0.9%
430	Denny’s Corp. (a)	1,611
57	Domino’s Pizza, Inc.	757
160	Jack in the Box, Inc. (a)	4,118
		6,486
	Household Durables — 1.6%
260	American Greetings Corp., Class A (c)	5,280
73	Blyth, Inc.	1,610
162	Tupperware Brands Corp.	5,361
		12,251
	Industrial Conglomerates — 1.0%
115	Teleflex, Inc.	7,240
	Insurance — 7.2%
181	Alfa Corp.	3,931
22	Arch Capital Group Ltd. (Bermuda) (a)	1,527
134	Aspen Insurance Holdings Ltd. (Bermuda)	3,859
40	Axis Capital Holdings Ltd. (Bermuda)	1,574
445	Conseco, Inc. (a)	5,589
113	Crawford & Co., Class B (a) (c)	471
179	Delphi Financial Group, Inc., Class A	6,327
19	FBL Financial Group, Inc., Class A (c)	653
198	Harleysville Group, Inc.	7,005
272	Horace Mann Educators Corp.	5,146
74	LandAmerica Financial Group, Inc. (c)	2,472
83	Meadowbrook Insurance Group, Inc. (a) (c)	784
43	Odyssey Re Holdings Corp. (c)	1,593
94	Platinum Underwriters Holdings Ltd. (Bermuda)	3,339
48	ProAssurance Corp. (a)	2,620
83	Protective Life Corp.	3,417
27	RenaissanceRe Holdings Ltd. (Bermuda)	1,608
53	StanCorp Financial Group, Inc.	2,675
		54,590
	Internet Software & Services — 0.7%
310	SonicWALL, Inc. (a)	3,326
147	United Online, Inc. (c)	1,738
		5,064
	IT Services — 1.2%
224	Acxiom Corp.	2,622
313	CSG Systems International, Inc. (a)	4,604
463	Unisys Corp. (a)	2,188
		9,414
	Leisure Equipment & Products — 1.2%
208	Hasbro, Inc.	5,311
133	JAKKS Pacific, Inc. (a) (c)	3,128
103	Sturm Ruger & Co., Inc. (a)	853
		9,292
	Life Sciences Tools & Services — 0.5%
103	Enzo Biochem, Inc. (a) (c)	1,312
112	Exelixis, Inc. (a)	970
25	Illumina, Inc. (a) (c)	1,464
		3,746
	Machinery — 2.6%
20	Accuride Corp. (a)	156
112	AGCO Corp. (a) (m)	7,600
15	CIRCOR International, Inc. (c)	714
11	Flowserve Corp.	1,039
56	Freightcar America, Inc. (c)	1,960
15	NACCO Industries, Inc., Class A	1,445
193	Wabtec Corp.	6,647
		19,561

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 1.8%
161	Belo Corp., Class A	2,806
175	Cumulus Media, Inc., Class A (a) (c)	1,409
136	John Wiley & Sons, Inc., Class A	5,818
100	RCN Corp. (a)	1,554
153	Sinclair Broadcast Group, Inc., Class A	1,255
225	Westwood One, Inc. (c)	447
		13,289
	Metals & Mining — 1.9%
86	Cleveland-Cliffs, Inc.	8,699
62	Quanex Corp. (c)	3,231
35	Steel Dynamics, Inc.	2,079
		14,009
	Multi-Utilities — 3.2%
278	Avista Corp.	5,988
416	CenterPoint Energy, Inc.	7,131
50	NorthWestern Corp.	1,463
218	Puget Energy, Inc.	5,982
111	Vectren Corp.	3,209
		23,773
	Multiline Retail — 0.8%
298	Big Lots, Inc. (a) (c)	4,767
64	Saks, Inc. (a) (c)	1,337
		6,104
	Oil, Gas & Consumable Fuels — 4.0%
75	Forest Oil Corp. (a)	3,834
28	General Maritime Corp. (Singapore) (c)	690
93	Harvest Natural Resources, Inc. (a) (c)	1,166
64	Holly Corp.	3,267
156	Mariner Energy, Inc. (a)	3,566
134	Meridian Resource Corp. (a)	242
21	Overseas Shipholding Group, Inc.	1,533
219	Stone Energy Corp. (a)	10,259
89	Swift Energy Co. (a)	3,923
177	USEC, Inc. (a) (c)	1,592
		30,072
	Paper & Forest Products — 0.9%
267	Buckeye Technologies, Inc. (a)	3,341
108	Neenah Paper, Inc. (c)	3,143
		6,484
	Personal Products — 0.3%
84	NBTY, Inc. (a)	2,302
	Pharmaceuticals — 0.6%
23	Adams Respiratory Therapeutics, Inc. (a)	1,356
46	Alpharma, Inc., Class A (a) (c)	925
16	Auxilium Pharmaceuticals, Inc. (a)	475
31	Barrier Therapeutics, Inc. (a) (c)	123
83	Cypress Bioscience, Inc. (a) (c)	918
15	Sucampo Pharmaceuticals, Inc., Class A (a)	275
63	ULURU, Inc. (a)	171
52	ViroPharma, Inc. (a) (c)	411
		4,654
	Real Estate Investment Trusts (REITs) — 7.8%
133	Annaly Capital Management, Inc.	2,416
345	Anworth Mortgage Asset Corp.	2,851
111	Apartment Investment & Management Co.	3,848
30	Brandywine Realty Trust	543
83	Cousins Properties, Inc. (c)	1,843
79	Deerfield Capital Corp. (c) (m)	628
199	DiamondRock Hospitality Co.	2,976
84	Home Properties, Inc. (c)	3,763
41	Hospitality Properties Trust	1,318
66	LaSalle Hotel Properties (c)	2,096
68	Lexington Realty Trust (c)	995
79	LTC Properties, Inc.	1,974
457	MFA Mortgage Investments, Inc.	4,228
10	Pennsylvania Real Estate Investment Trust (c)	282
116	PS Business Parks, Inc.	6,112
166	Ramco-Gershenson Properties Trust	3,541
95	Senior Housing Properties Trust	2,159
92	Strategic Hotel & Resorts, Inc.	1,542
396	Sunstone Hotel Investors, Inc. (c)	7,246
125	Taubman Centers, Inc.	6,154
70	Universal Health Realty Income Trust (c)	2,495
		59,010
	Road & Rail — 0.2%
47	Arkansas Best Corp. (c)	1,038
27	Saia, Inc. (a)	363
		1,401
	Semiconductors & Semiconductor Equipment — 2.4%
491	Asyst Technologies, Inc. (a)	1,600
181	Axcelis Technologies, Inc. (a)	833
563	Cirrus Logic, Inc. (a)	2,973
72	Cohu, Inc. (c)	1,094
121	Fairchild Semiconductor International, Inc. (a)	1,750
37	Genesis Microchip, Inc. (a) (c)	321

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   41

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Semiconductors & Semiconductor Equipment — Continued
29	Integrated Device Technology, Inc. (a)	328
449	Lattice Semiconductor Corp. (a)	1,460
96	Novellus Systems, Inc. (a)	2,655
133	OmniVision Technologies, Inc. (a) (c)	2,074
44	Semtech Corp. (a)	689
247	Silicon Storage Technology, Inc. (a) (c)	737
195	TriQuint Semiconductor, Inc. (a)	1,291
		17,805
	Software — 4.1%
78	Ansoft Corp. (a)	2,004
319	Aspen Technology, Inc. (a)	5,174
253	BMC Software, Inc. (a)	9,013
444	EPIQ Systems, Inc. (a) (c)	7,723
18	Fair Isaac Corp. (c)	582
109	Magma Design Automation, Inc. (a)	1,325
30	MicroStrategy, Inc. (a)	2,872
46	Parametric Technology Corp. (a)	814
31	Progress Software Corp. (a)	1,041
11	SPSS, Inc. (a)	388
		30,936
	Specialty Retail — 2.6%
78	Advance Auto Parts, Inc.	2,963
98	Barnes & Noble, Inc.	3,366
311	Collective Brands, Inc. (a) (c)	5,401
290	CSK Auto Corp. (a) (c)	1,454
59	GameStop Corp., Class A (a)	3,646
217	Midas, Inc. (a)	3,181
		20,011
	Textiles, Apparel & Luxury Goods — 0.7%
279	Kellwood Co.	4,639
25	Wolverine World Wide, Inc.	608
		5,247
	Thrifts & Mortgage Finance — 2.4%
308	Astoria Financial Corp.	7,165
29	Centerline Holding Co. (c)	222
93	Corus Bankshares, Inc. (c)	992
166	Federal Agricultural Mortgage Corp., Class C (c)	4,358
17	First Financial Holdings, Inc. (c)	461
196	First Niagara Financial Group, Inc.	2,360
54	FirstFed Financial Corp. (a) (c)	1,916
35	United Community Financial Corp. (c)	193
16	WSFS Financial Corp.	793
		18,460
	Tobacco — 1.0%
702	Alliance One International, Inc. (a)	2,857
89	Universal Corp.	4,543
		7,400
	Trading Companies & Distributors — 0.6%
129	Applied Industrial Technologies, Inc.	3,751
158	BlueLinx Holdings, Inc. (c)	621
		4,372
	Total Long-Term Investments (Cost $702,069)	744,172
Short-Term Investments — 1.4%
	Investment Company — 1.3%
9,568	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $9,568)	9,568

PRINCIPAL AMOUNT($)
	U.S. Treasury Obligation — 0.1%
1,165	U.S. Treasury Note, 4.63%, 11/30/08 (k) (m) (n) (Cost $1,180)	1,179
	Total Short-Term Investments (Cost $10,748)	10,747
Investments of Cash Collateral for Securities on Loan — 15.9%
	Certificates of Deposit — 1.1%
5,000	Calyon, New York, FRN, 4.40%, 03/15/10	4,999
3,000	Canadian Imperial Bank of Commerce, New York, FRN, 4.37%, 02/14/08	3,000
		7,999
	Corporate Notes — 13.8%
2,000	Allstate Life Global Funding Trusts, FRN, 4.90%, 08/27/08	2,000
9,000	BBVA Senior Finance S.A. (Spain), FRN, 5.18%, 03/12/10	9,000
4,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	3,920
500	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 06/30/08	500
8,000	CC U.S.A., Inc., FRN, 4.37%, 01/25/08 (i) (s)	8,000
2,000	Fifth Third Bancorp, FRN, 4.91%, 08/22/08	2,000
10,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	9,867

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
4,000	Goldman Sachs Group, Inc., FRN, 4.62%, 02/13/09	4,000
1,520	HBOS Treasury Services plc (United Kingdom), FRN, 5.30%, 08/29/08	1,520
2,500	K2 (USA) LLC, FRN, 4.38%, 02/15/08 (i) (s)	2,500
10,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	10,000
8,500	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	8,500
500	Monumental Global Funding III, FRN, 4.40%, 03/26/10	500
10,050	Monumental Global Funding III, FRN, 5.07%, 05/24/10	10,050
	Pricoa Global Funding I,
5,000	FRN, 4.41%, 12/15/09	5,000
5,000	FRN, 4.86%, 09/26/08	5,000
12,000	Sigma Finance, Inc., FRN, 4.39%, 02/27/08 (i) (s)	11,999
10,000	Wachovia Bank N.A, FRN, 4.36%, 02/23/09	10,000
		104,356
	Repurchase Agreement — 1.0%
7,441	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $7,443, collateralized by U.S. Government Agency Mortgages	7,441
	Total Investments of Cash Collateral for Securities on Loan (Cost $119,796)	119,796
	Total Investments — 115.9% (Cost $832,613)	874,715
	Liabilities in Excess of Other Assets — (15.9)%	(120,132)
	NET ASSETS — 100.0%	$754,583

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
31	Russell 2000 Index	March, 2008	$11,969	$36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   43

JPMorgan Strategic Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.9%
	Common Stocks — 98.9%
	Aerospace & Defense — 2.2%
5	AAR Corp. (a)	205
	Biotechnology — 0.4%
2	Theravance, Inc. (a)	37
	Building Products — 1.1%
22	PGT, Inc. (a)	103
	Capital Markets — 3.7%
1	Affiliated Managers Group, Inc. (a)	94
3	Investment Technology Group, Inc. (a)	153
11	PennantPark Investment Corp.	105
		352
	Commercial Banks — 4.6%
10	Bancorp, Inc. (The) (a)	132
4	East West Bancorp, Inc.	85
4	S.Y. Bancorp, Inc.	98
6	West Coast Bancorp	118
		433
	Commercial Services & Supplies — 1.8%
24	Spherion Corp. (a)	173
	Communications Equipment — 2.7%
3	CommScope, Inc. (a)	128
10	Tekelec (a)	121
		249
	Containers & Packaging — 1.4%
2	Silgan Holdings, Inc.	128
	Diversified Consumer Services — 2.5%
13	INVESTools, Inc. (a)	236
	Diversified Financial Services — 3.9%
6	KKR Financial Holdings LLC	90
23	Marlin Business Services Corp. (a)	274
		364
	Diversified Telecommunication Services — 1.7%
4	Cbeyond, Inc. (a)	161
	Electrical Equipment — 5.4%
7	EnerSys (a)	175
3	General Cable Corp. (a)	184
3	Powell Industries, Inc. (a)	147
		506
	Energy Equipment & Services — 2.0%
3	Oceaneering International, Inc. (a)	185
	Food & Staples Retailing — 1.8%
5	Ruddick Corp.	166
	Gas Utilities — 2.2%
3	Energen Corp.	204
	Health Care Equipment & Supplies — 0.6%
1	Hologic, Inc. (a)	54
	Health Care Providers & Services — 2.2%
4	Kindred Healthcare, Inc. (a)	104
6	Sun Healthcare Group, Inc. (a)	100
		204
	Household Durables — 5.4%
34	Champion Enterprises, Inc. (a)	317
6	Tupperware Brands Corp.	188
		505
	Insurance — 7.5%
14	Castlepoint Holdings Ltd. (Bermuda)	170
2	Hanover Insurance Group, Inc. (The)	96
18	Meadowbrook Insurance Group, Inc. (a)	165
3	National Financial Partners Corp.	119
3	ProAssurance Corp. (a)	152
		702
	Internet Software & Services — 3.6%
4	Digital River, Inc. (a)	119
13	Switch & Data Facilities Co., Inc. (a)	215
		334
	IT Services — 0.8%
5	RightNow Technologies, Inc. (a)	78
	Machinery — 5.5%
6	Greenbrier Cos., Inc.	128
4	Kaydon Corp.	240
3	Toro Co.	152
		520
	Marine — 1.3%
8	American Commercial Lines, Inc. (a)	123
	Metals & Mining — 2.6%
2	Century Aluminum Co. (a)	126
4	Commercial Metals Co.	122
		248
	Multi-Utilities — 2.6%
14	CMS Energy Corp.	247
	Multiline Retail — 1.1%
11	Fred’s, Inc., Class A	106

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Oil, Gas & Consumable Fuels — 1.7%
5	Comstock Resources, Inc. (a)	156
	Paper & Forest Products — 2.4%
11	AbitibiBowater, Inc. (Canada)	222
	Pharmaceuticals — 0.3%
6	Somaxon Pharmaceuticals, Inc. (a)	32
	Real Estate Investment Trusts (REITs) — 7.5%
22	Associated Estates Realty Corp.	207
5	Brandywine Realty Trust	87
7	MFA Mortgage Investments, Inc.	64
2	Mid-America Apartment Communities, Inc.	81
20	Resource Capital Corp.	186
4	Sun Communities, Inc.	86
		711
	Semiconductors & Semiconductor Equipment — 2.4%
1	Formfactor, Inc. (a)	31
5	Tessera Technologies, Inc. (a)	200
		231
	Software — 0.9%
8	Lawson Software, Inc. (a)	85
	Specialty Retail — 2.1%
20	Blockbuster, Inc., Class A (a)	78
7	Collective Brands, Inc. (a)	122
		200
	Textiles, Apparel & Luxury Goods — 1.8%
6	Hanesbrands, Inc. (a)	166
	Thrifts & Mortgage Finance — 4.0%
17	Ocwen Financial Corp. (a)	94
6	WSFS Financial Corp.	280
		374
	Tobacco — 4.1%
9	Alliance One International, Inc. (a)	35
17	Vector Group Ltd.	349
		384
	Trading Companies & Distributors — 1.1%
27	BlueLinx Holdings, Inc.	106
	Total Long-Term Investments (Cost $9,421)	9,290
Short-Term Investment — 1.3%
	Investment Company — 1.3%
122	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $122)	122
	Total Investments — 100.2% (Cost $9,543)	9,412
	Liabilities in Excess of Other Assets — (0.2)%	(22)
	NET ASSETS — 100.0%	$9,390

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   45

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.9%
	Common Stocks — 97.9%
	Aerospace & Defense — 1.1%
30	Orbital Sciences Corp. (a)	743
	Air Freight & Logistics — 0.8%
37	Pacer International, Inc.	533
	Airlines — 0.8%
22	Continental Airlines, Inc., Class B (a)	487
1	UAL Corp. (a) (c)	32
		519
	Auto Components — 1.6%
22	Aftermarket Technology Corp. (a)	592
16	ArvinMeritor, Inc. (c)	186
10	Drew Industries, Inc. (a)	263
		1,041
	Automobiles — 0.1%
10	Monaco Coach Corp. (c)	91
	Biotechnology — 3.1%
9	Acadia Pharmaceuticals, Inc. (a) (c) (m)	101
3	Alexion Pharmaceuticals, Inc. (a)	217
5	Alkermes, Inc. (a)	78
7	Arena Pharmaceuticals, Inc. (a) (c)	51
7	BioMarin Pharmaceuticals, Inc. (a) (c)	230
12	Bionovo, Inc. (a)	20
1	Cephalon, Inc. (a)	72
3	Combinatorx, Inc. (a)	14
22	Human Genome Sciences, Inc. (a) (c)	229
2	InterMune, Inc. (a) (c)	31
6	Keryx Biopharmaceuticals, Inc. (a) (c)	51
1	Martek Biosciences Corp. (a) (c)	21
4	Progenics Pharmaceuticals, Inc. (a) (c)	65
7	Protalix BioTherapeutics, Inc. (Israel) (a)	24
8	Regeneron Pharmaceuticals, Inc. (a)	188
16	Savient Pharmaceuticals, Inc. (a) (c)	358
1	Telik, Inc. (a) (c)	4
3	United Therapeutics Corp. (a)	322
		2,076
	Capital Markets — 1.8%
5	Affiliated Managers Group, Inc. (a) (c)	623
14	Federated Investors, Inc., Class B	572
1	LaBranche & Co., Inc. (a)	4
		1,199
	Chemicals — 3.3%
6	CF Industries Holdings, Inc.	671
17	Innospec, Inc. (United Kingdom)	297
8	Spartech Corp.	110
23	Terra Industries, Inc. (a)	1,084
		2,162
	Commercial Banks — 5.2%
2	1st Source Corp. (c)	42
18	BancFirst Corp.	767
7	City Holding Co.	234
2	Commerce Bancshares, Inc.	89
2	FNB Corp.	37
20	Great Southern Bancorp, Inc. (c)	448
10	Horizon Financial Corp. (c)	171
1	Lakeland Financial Corp.	27
23	Simmons First National Corp., Class A	602
16	Suffolk Bancorp (c)	476
9	Taylor Capital Group, Inc.	173
22	TCF Financial Corp.	387
10	W Holding Co., Inc. (c)	12
		3,465
	Commercial Services & Supplies — 3.1%
16	Administaff, Inc. (m)	441
8	Compx International, Inc.	119
11	Deluxe Corp.	368
52	Diamond Management & Technology Consultants, Inc.	380
1	Standard Parking Corp. (a)	63
55	Standard Register Co. (The)	639
2	Steelcase, Inc.	35
		2,045
	Communications Equipment — 2.6%
9	Adtran, Inc. (c) (m)	182
8	Avocent Corp. (a)	193
16	Black Box Corp.	568
6	CommScope, Inc. (a)	295
20	InterDigital, Inc. (a) (c)	474
4	Tellabs, Inc. (a)	25
		1,737
	Computers & Peripherals — 1.7%
47	Emulex Corp. (a)	772
17	Imation Corp.	353
		1,125
	Construction & Engineering — 0.8%
23	EMCOR Group, Inc. (a)	536

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Construction Materials — 0.0% (g)
1		Headwaters, Inc. (a) (c)	15
		Consumer Finance — 1.7%
39		AmeriCredit Corp. (a) (c)	503
3		Credit Acceptance Corp. (a) (c)	58
14		Dollar Financial Corp. (a) (c)	417
6		World Acceptance Corp. (a) (c)	164
			1,142
		Containers & Packaging — 1.0%
85		Graphic Packaging Corp. (a) (c)	314
32		Smurfit-Stone Container Corp. (a)	341
			655
		Diversified Consumer Services — 0.8%
13		Coinstar, Inc. (a)	377
5		Sotheby’s (c)	171
			548
		Diversified Telecommunication Services — 0.9%
16		Citizens Communications Co.	208
19		Consolidated Communications Holdings, Inc.	382
			590
		Electric Utilities — 0.7%
9		El Paso Electric Co. (a)	238
7		Portland General Electric Co.	197
			435
		Electrical Equipment — 0.2%
8		LSI Industries, Inc.	149
		Electronic Equipment & Instruments — 4.0%
23		Coherent, Inc. (a)	577
51		Methode Electronics, Inc.	834
3		Mettler-Toledo International, Inc. (a)	376
16		MTS Systems Corp.	678
96		Sanmina-SCI Corp. (a)	175
1		Tech Data Corp. (a)	26
			2,666
		Energy Equipment & Services — 1.9%
23		Global Industries Ltd. (a)	488
17		Grey Wolf, Inc. (a) (c)	88
45		ION Geophysical Corp. (a) (c)	704
			1,280
		Food & Staples Retailing — 0.7%
13		Nash Finch Co. (c)	459
		Gas Utilities — 1.5%
23		Nicor, Inc. (c)	983
		Health Care Equipment & Supplies — 3.9%
6		Advanced Medical Optics, Inc. (a) (c)	142
8		Datascope Corp.	273
3		Hologic, Inc. (a)	233
30		Invacare Corp.	766
23		Mentor Corp. (c)	892
7		Quidel Corp. (a)	144
9		Thoratec Corp. (a) (c)	155
			2,605
		Health Care Providers & Services — 3.8%
12		Apria Healthcare Group, Inc. (a)	267
5		Chemed Corp.	251
3		Healthways, Inc. (a) (c)	164
12		Landauer, Inc.	622
11		LCA-Vision, Inc. (c)	214
15		Magellan Health Services, Inc. (a)	686
11		Medcath Corp. (a) (c)	268
1		Sunrise Senior Living, Inc. (a) (c)	43
			2,515
		Health Care Technology — 1.1%
6		MedAssets, Inc. (a) (c)	141
34		Trizetto Group (a)	584
			725
		Hotels, Restaurants & Leisure — 2.0%
28		AFC Enterprises, Inc. (a) (c) (m)	320
73		Denny’s Corp. (a) (c)	273
10		Domino’s Pizza, Inc.	134
17		Monarch Casino & Resort, Inc. (a)	405
9		Papa John’s International, Inc. (a) (c)	197
			1,329
		Household Durables — 2.1%
31		American Greetings Corp., Class A (c)	619
8		Blyth, Inc.	169
2		CSS Industries, Inc.	84
3		Helen of Troy Ltd. (Bermuda) (a)	50
—	(h)	Jarden Corp. (a)	2
15		Tupperware Brands Corp.	495
			1,419
		Industrial Conglomerates — 1.2%
13		Teleflex, Inc.	788

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   47

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — 3.4%
5	Argo Group International Holdings Ltd. (Bermuda) (a) (c)	225
8	Aspen Insurance Holdings Ltd. (Bermuda)	237
2	Axis Capital Holdings Ltd. (Bermuda)	90
14	Conseco, Inc. (a)	175
10	Harleysville Group, Inc.	336
4	LandAmerica Financial Group, Inc. (c)	120
6	Meadowbrook Insurance Group, Inc. (a)	59
6	Navigators Group, Inc. (a) (c)	390
3	Odyssey Re Holdings, Corp. (c)	121
6	Platinum Underwriters Holdings Ltd. (Bermuda)	199
3	ProAssurance Corp. (a)	187
2	RenaissanceRe Holdings Ltd. (Bermuda)	90
		2,229
	Internet & Catalog Retail — 0.1%
1	priceline.com, Inc. (a) (c)	92
	Internet Software & Services — 1.6%
6	AsiaInfo Holdings, Inc. (China) (a)	68
4	Chordiant Software, Inc. (a)	34
3	CMGI, Inc. (a)	34
2	Imergent, Inc. (c)	24
30	SonicWALL, Inc. (a)	322
27	ValueClick, Inc. (a)	585
		1,067
	IT Services — 0.6%
3	Acxiom Corp. (m)	40
6	CSG Systems International, Inc. (a)	90
4	Cybersource Corp. (a)	79
45	Unisys Corp. (a)	212
		421
	Leisure Equipment & Products — 1.3%
19	Hasbro, Inc.	478
8	JAKKS Pacific, Inc. (a)	189
27	Sturm Ruger & Co., Inc. (a)	227
		894
	Life Sciences Tools & Services — 2.0%
2	AMAG Pharmaceuticals, Inc. (a) (c) (m)	96
24	Exelixis, Inc. (a)	206
4	Illumina, Inc. (a)	255
4	Medivation, Inc. (a) (c)	55
15	Nektar Therapeutics (a)	98
23	PerkinElmer, Inc.	606
		1,316
	Machinery — 2.3%
4	AGCO Corp. (a) (m)	245
5	Freightcar America, Inc.	175
11	Nordson Corp. (c)	626
14	Wabtec Corp.	478
		1,524
	Media — 1.1%
29	Charter Communications, Inc., Class A (a) (c)	34
13	Cumulus Media, Inc., Class A (a)	104
11	Entercom Communications Corp., Class A (c)	152
54	Sinclair Broadcast Group, Inc., Class A	446
		736
	Metals & Mining — 1.9%
5	Cleveland-Cliffs, Inc.	534
9	Quanex Corp. (c)	473
5	Steel Dynamics, Inc.	268
		1,275
	Multi-Utilities — 0.7%
15	NorthWestern Corp.	431
	Multiline Retail — 1.2%
32	Big Lots, Inc. (a) (c)	518
12	Saks, Inc. (a)	245
		763
	Oil, Gas & Consumable Fuels — 3.8%
8	Frontier Oil Corp.	317
6	Harvest Natural Resources, Inc. (a) (c)	77
7	Mariner Energy, Inc. (a)	156
53	Meridian Resource Corp. (a)	95
17	Plains Exploration & Production Co. (a)	896
16	Stone Energy Corp. (a)	751
5	Swift Energy Co. (a) (c)	211
		2,503
	Paper & Forest Products — 0.3%
19	Buckeye Technologies, Inc. (a)	231
	Personal Products — 0.3%
6	NBTY, Inc. (a)	151
	Pharmaceuticals — 2.5%
5	Adams Respiratory Therapeutics, Inc. (a) (m)	281
4	Auxilium Pharmaceuticals, Inc. (a)	126
3	Barrier Therapeutics, Inc. (a)	10
8	Cardiome Pharma Corp. (Canada) (a) (c)	73
13	Cypress Bioscience, Inc. (a) (c)	143
5	MGI Pharma, Inc. (a)	203

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
9	Nastech Pharmaceutical Co., Inc. (a) (c)	33
7	Pozen, Inc. (a) (c)	87
5	Sucampo Pharmaceuticals, Inc., Class A (a)	88
6	ULURU, Inc. (a)	15
21	ViroPharma, Inc. (a) (c)	169
16	Watson Pharmaceuticals, Inc. (a)	432
		1,660
	Real Estate Investment Trusts (REITs) — 5.1%
48	Anthracite Capital, Inc. (c)	348
30	Cousins Properties, Inc. (c)	672
4	Home Properties, Inc. (c)	157
10	LTC Properties, Inc.	258
26	MFA Mortgage Investments, Inc.	236
1	Mid-America Apartment Communities, Inc.	39
5	Pennsylvania Real Estate Investment Trust (c)	134
24	Ramco-Gershenson Properties Trust	502
6	Senior Housing Properties Trust	141
9	Strategic Hotel & Resorts, Inc.	152
33	Sunstone Hotel Investors, Inc.	605
2	Taubman Centers, Inc.	113
		3,357
	Road & Rail — 0.4%
6	Con-way, Inc.	249
	Semiconductors & Semiconductor Equipment — 3.6%
9	Amkor Technology, Inc. (a)	76
10	Asyst Technologies, Inc. (a)	31
7	Atmel Corp. (a)	30
41	Cirrus Logic, Inc. (a)	217
18	Credence Systems Corp. (a) (c)	43
16	Cymer, Inc. (a)	611
2	Integrated Device Technology, Inc. (a)	26
96	LSI Corp. (a)	511
42	Micrel, Inc.	352
16	OmniVision Technologies, Inc. (a) (c)	251
5	Semtech Corp. (a)	84
32	Silicon Storage Technology, Inc. (a)	96
3	Zoran Corp. (a)	70
		2,398
	Software — 6.0%
52	Aspen Technology, Inc. (a)	843
30	BMC Software, Inc. (a)	1,069
18	EPIQ Systems, Inc. (a) (c)	319
6	eSpeed, Inc., Class A (a) (c)	71
1	Fair Isaac Corp. (c)	22
8	Magma Design Automation, Inc. (a)	92
5	MicroStrategy, Inc. (a)	428
5	Pegasystems, Inc. (c)	62
2	SPSS, Inc. (a)	75
14	Sybase, Inc. (a)	376
23	Synopsys, Inc. (a)	594
		3,951
	Specialty Retail — 2.7%
5	Advance Auto Parts, Inc.	190
14	Barnes & Noble, Inc.	482
31	Collective Brands, Inc. (a)	532
37	Midas, Inc. (a)	546
		1,750
	Thrifts & Mortgage Finance — 1.6%
3	Centerline Holding Co. (c)	20
10	Clayton Holdings, Inc. (a) (c)	52
12	Corus Bankshares, Inc. (c)	131
30	Federal Agricultural Mortgage Corp., Class C (c)	782
7	Ocwen Financial Corp. (a) (c)	37
		1,022
	Tobacco — 1.2%
104	Alliance One International, Inc. (a)	424
7	Universal Corp.	369
		793
	Trading Companies & Distributors — 0.2%
32	BlueLinx Holdings, Inc. (c)	126
	Wireless Telecommunication Services — 0.5%
7	Rural Cellular Corp., Class A (a)	309
3	USA Mobility, Inc. (a)	46
		355
	Total Long-Term Investments (Cost $65,733)	64,869

PRINCIPAL AMOUNT($)
Short-Term Investment — 0.2%
U.S. Treasury Obligation — 0.2%
140	U.S. Treasury Note, 4.63%, 11/30/08 (k) (m) (n) (Cost $142)	142

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   49

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 19.8%
	Certificate of Deposit — 2.9%
1,900	Deutsche Bank, New York (Germany), FRN, 4.60%, 01/22/08	1,900
	Corporate Notes — 6.8%
1,000	Alliance and Leister plc (United Kingdom), FRN, 5.26%, 09/02/08	997
1,500	Banque Federative Du Credit Mutuel (France), FRN, 5.21%, 08/01/08	1,495
500	Citigroup Global Markets Inc., FRN, 4.65%, 01/07/08 (i)	500
1,500	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	1,499
		4,491
	Repurchase Agreements — 10.1%
1,204	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $1,204, collateralized by U.S. Government Agency Mortgages	1,204
1,500	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
1,500	Bear Stearns, Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
1,000	Credit Suisse (USA) LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
1,500	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
		6,704
	Total Investments of Cash Collateral for Securities on Loan (Cost $13,095)	13,095
	Total Investments — 117.9% (Cost $78,970)	78,106
	Other Liabilities in Excess of Assets — (17.9)%	(11,873)
	NET ASSETS — 100.0%	$66,233

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	Russell 2000 Index	March, 2008	1,544	$5

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

JPMorgan Small Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)—	The rate shown is the effective yield at the date of purchase.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

(w)—	When-issued security.

ADR—	American Depositary Receipt

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   51

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Micro Cap Fund		Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$250,967	$14,954		$879,406	$1,399,427
Investments in affiliates, at value	6,636	962		14,143	53,303
Repurchase agreements, at value	31,808	—		25,785	20,473
Total investment securities, at value	289,411	15,916		919,334	1,473,203
Cash	1	—	(c)	—	912
Receivables:
Investment securities sold	—	17		4,361	567
Fund shares sold	898	893		649	2,719
Interest and dividends	78	9		1,594	1,603
Variation margin on futures contracts	—	—		26	—
Total Assets	290,388	16,835		925,964	1,479,004

LIABILITIES:
Payables:
Due to custodian	—	—		38	—
Collateral for securities lending program	47,445	—		180,267	171,165
Investment securities purchased	9	70		—	—
Fund shares redeemed	257	458		1,208	2,858
Variation margin on futures contracts	—	—		22	—
Accrued liabilities:
Investment advisory fees	82	7		434	740
Administration fees	20	1		70	23
Shareholder servicing fees	36	3		—	248
Distribution fees	90	1		—	153
Custodian and accounting fees	11	12		26	25
Trustees’ and Chief Compliance Officer’s fees	7	—	(c)	16	22
Other	301	37		176	108
Total Liabilities	48,258	589		182,257	175,342
Net Assets	$242,130	$16,246		$743,707	$1,303,662

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Dynamic Small Cap Growth Fund	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$210,311	$18,251	$688,005	$1,181,382
Accumulated undistributed (distributions in excess of) net investment income	(1,477)	(114)	(149)	11
Accumulated net realized gains (losses)	(2,084)	(1,448)	(1,728)	(6,871)
Net unrealized appreciation (depreciation)	35,380	(443)	57,579	129,140
Total Net Assets	$242,130	$16,246	$743,707	$1,303,662

Net Assets:
Class A	$99,937	$522	$—	$456,797
Class B	35,928	—	—	26,181
Class C	73,635	516	—	56,562
Class R5 (a)	—	—	—	18,282
Select Class	32,630	15,208	743,707	745,840
Total	$242,130	$16,246	$743,707	$1,303,662

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,132	35	—	15,772
Class B	2,027	—	—	1,035
Class C	4,162	35	—	2,239
Class R5 (a)	—	—	—	584
Select Class	1,604	1,026	19,355	23,826

Net Asset Value:
Class A — Redemption price per share	$19.47	$14.74	$—	$28.96
Class B — Offering price per share (b)	17.73	—	—	25.30
Class C — Offering price per share (b)	17.69	14.57	—	25.26
Class R5 (a) — Offering and redemption price per share	—	—	—	31.31
Select Class — Offering and redemption price per share	20.35	14.83	38.42	31.30
Class A maximum sales charge	5.25%	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$20.55	$15.56	$—	$30.56

Cost of investments in non-affiliates	$247,395	$15,397	$847,529	$1,290,760
Cost of investments in affiliates	6,636	962	14,143	53,303
Market value of securities on loan	45,890	—	173,758	166,682

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund		Small Cap Value Fund		Strategic Small Cap Value Fund		U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$667,942		$857,706		$9,290		$71,402
Investments in affiliates, at value	10,229		9,568		122		—
Repurchase agreements, at value	5,943		7,441		—		6,704
Total investment securities, at value	684,114		874,715		9,412		78,106
Cash	15		13		—		—
Receivables:
Investment securities sold	—		786		47		2,385
Fund shares sold	6,097		1,867		2		10
Interest and dividends	350		2,182		15		128
Due from advisor	—		—		8		—
Prepaid expenses and other assets	—	(c)	—	(c)	—		—
Total Assets	690,576		879,563		9,484		80,629

LIABILITIES:
Payables:
Dividends	—		—	(c)	—		—
Due to custodian	—		—		47		909
Collateral for securities lending program	110,655		119,796		—		13,095
Investment securities purchased	1,561		—		—		318
Fund shares redeemed	1,424		4,342		—		—
Variation margin on futures contracts	—		48		—		2
Accrued liabilities:
Investment advisory fees	321		432		—		9
Administration fees	47		49		—		3
Shareholder servicing fees	67		92		1		11
Distribution fees	53		80		1		—	(c)
Custodian and accounting fees	12		15		7		20
Trustees’ and Chief Compliance Officer’s fees	6		3		—	(c)	2
Other	98		123		38		27
Total Liabilities	114,244		124,980		94		14,396
Net Assets	$576,332		$754,583		$9,390		$66,233

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$481,044	$707,054	$10,087	$64,199
Accumulated undistributed (distributions in excess of) net investment income	(1,497)	448	16	(50)
Accumulated net realized gains (losses)	6,402	4,943	(582)	2,943
Net unrealized appreciation (depreciation)	90,383	42,138	(131)	(859)
Total Net Assets	$576,332	$754,583	$9,390	$66,233

Net Assets:
Class A	$128,415	$172,063	$744	$15
Class B	19,246	24,481	—	—
Class C	22,543	39,820	558	38
Class R5 (a)	—	10,685	3,939	—
Select Class	324,017	457,165	4,149	43,919
Institutional Class	82,111	—	—	22,261
Ultra	—	50,369	—	—
Total	$576,332	$754,583	$9,390	$66,233

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,101	9,180	51	2
Class B	2,150	1,449	—	—
Class C	2,415	2,373	39	4
Class R5 (a)	—	550	271	—
Select Class	29,400	23,529	286	4,844
Institutional Class	7,411	—	—	2,461
Ultra	—	2,592	—	—

Net Asset Value:
Class A — Redemption price per share	$10.61	$18.74	$14.47	$9.04
Class B — Offering price per share (b)	8.95	16.89	—	—
Class C — Offering price per share (b)	9.33	16.78	14.34	9.03
Class R5 (a) — Offering and redemption price per share	—	19.42	14.53	—
Select Class — Offering and redemption price per share	11.02	19.43	14.51	9.07
Institutional Class — Offering and redemption price per share	11.08	—	—	9.04
Ultra Class — Offering and redemption price per share	—	19.43	—	—

Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.20	$19.78	$15.27	$9.54

Cost of investments in non-affiliates	$583,502	$823,045	$9,421	$78,970
Cost of investments in affiliates	10,229	9,568	122	—
Market value of securities on loan	107,213	116,279	—	12,671

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   55

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Micro Cap Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$254	$27	$5,082	$7,721
Dividend income from affiliates (a)	152	19	503	1,389
Interest income	—	— (c)	52	—
Income from securities lending (net)	168	—	713	713
Foreign taxes withheld	—	(1)	—	—
Total investment income	574	45	6,350	9,823

EXPENSES:
Investment advisory fees	770	135	2,934	4,718
Administration fees	116	11	442	712
Distribution fees:
Class A	117	1	—	626
Class B	135	—	—	109
Class C	279	2	—	233
Shareholder servicing fees:
Class A	117	1	—	626
Class B	45	—	—	36
Class C	93	1	—	78
Class R5 (b)	—	—	—	4
Select Class	41	25	1,128	1,053
Custodian and accounting fees	22	14	90	65
Interest expense	—	1	—	—
Professional fees	27	22	39	34
Trustees’ and Chief Compliance Officer’s fees	2	— (c)	6	9
Printing and mailing costs	43	— (c)	94	96
Registration and filing fees	41	7	4	53
Transfer agent fees	610	16	49	574
Other	6	2	10	9
Total expenses	2,464	238	4,796	9,035
Less amounts waived	(421)	(79)	(1,178)	(1,413)
Less earnings credits	(1)	— (c)	(7)	(10)
Net expenses	2,042	159	3,611	7,612
Net investment income (loss)	(1,468)	(114)	2,739	2,211

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	8,859	(272)	19,525	32,507
Futures	—	—	(5,348)	—
Net realized gain (loss)	8,859	(272)	14,177	32,507
Change in net unrealized appreciation/depreciation of:
Investments	(1,774)	(2,411)	(136,302)	(135,582)
Futures	—	—	597	—
Change in net unrealized appreciation (depreciation)	(1,774)	(2,411)	(135,705)	(135,582)
Net realized/unrealized gains (losses)	7,085	(2,683)	(121,528)	(103,075)
Change in net assets resulting from operations	$5,617	$(2,797)	$(118,789)	$(100,864)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Dividend income	$757	$7,474	$62	$556
Dividend income from affiliates (a)	307	676	8	51
Interest income	— (c)	45	—	7
Income from securities lending (net)	740	496	—	61
Total investment income	1,804	8,691	70	675

EXPENSES:
Investment advisory fees	1,956	2,824	38	269
Administration fees	295	426	4	44
Distribution fees:
Class A	151	240	1	— (c)
Class B	77	109	—	—
Class C	82	177	2	— (c)
Shareholder servicing fees:
Class A	151	240	1	— (c)
Class B	26	36	—	—
Class C	27	59	1	— (c)
Class R5 (b)	—	3	— (c)	—
Select Class	455	670	6	75
Institutional Class	37	—	—	15
Custodian and accounting fees	25	55	17	63
Interest expense	— (c)	—	— (c)	3
Professional fees	21	27	32	25
Trustees’ and Chief Compliance Officer’s fees	3	4	— (c)	1
Printing and mailing costs	36	58	19	8
Registration and filing fees	33	36	22	16
Transfer agent fees	220	382	6	17
Other	14	17	5	3
Total expenses	3,609	5,363	154	539
Less amounts waived	(322)	(481)	(45)	(108)
Less earnings credits	(2)	(12)	— (c)	(1)
Less expense reimbursements	—	—	(56)	—
Less reimbursements for legal matters	— (c)	— (c)	—	—
Net expenses	3,285	4,870	53	430
Net investment income (loss)	(1,481)	3,821	17	245

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	43,031	38,783	(335)	13,288
Futures	—	(3,386)	—	82
Payment by affiliate (see Note 3)	17	24	—	—
Net realized gain (loss)	43,048	35,421	(335)	13,370
Change in net unrealized appreciation/depreciation of:
Investments	(22,953)	(160,125)	(961)	(26,687)
Futures	—	88	—	(25)
Change in net unrealized appreciation (depreciation)	(22,953)	(160,037)	(961)	(26,712)
Net realized/unrealized gains (losses)	20,095	(124,616)	(1,296)	(13,342)
Change in net assets resulting from operations	$18,614	$(120,795)	$(1,279)	$(13,097)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Micro Cap Fund		Small Cap Core Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,468)	$(2,557)	$(114)	$(151)	$2,739	$5,213
Net realized gain (loss)	8,859	13,592	(272)	(574)	14,177	111,211
Change in net unrealized appreciation (depreciation)	(1,774)	24,448	(2,411)	1,854	(135,705)	40,401
Change in net assets resulting from operations	5,617	35,483	(2,797)	1,129	(118,789)	156,825

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(8,441)	(8,093)	(20)	(11)	—	—
Class B
From net realized gains	(3,288)	(3,714)	—	—	—	—
Class C
From net realized gains	(6,696)	(6,387)	(20)	(11)	—	—
Select Class
From net investment income	—	—	—	—	(5,185)	(4,887)
From net realized gains	(2,665)	(2,771)	(554)	(297)	(109,821)	(64,371)
Total distributions to shareholders	(21,090)	(20,965)	(594)	(319)	(115,006)	(69,258)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	30,468	6,790	(3,403)	16,806	(39,324)	(175,827)

NET ASSETS:
Change in net assets	14,995	21,308	(6,794)	17,616	(273,119)	(88,260)
Beginning of period	227,135	205,827	23,040	5,424	1,016,826	1,105,086
End of period	$242,130	$227,135	$16,246	$23,040	$743,707	$1,016,826
Accumulated undistributed (distributions in excess of) net investment income	$(1,477)	$(9)	$(114)	$— (a)	$(149)	$2,297

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,211	$5,833	$(1,481)	$(2,757)	$3,821	$5,573
Net realized gain (loss)	32,507	41,341	43,048	64,834	35,421	93,357
Change in net unrealized appreciation (depreciation)	(135,582)	153,327	(22,953)	29,700	(160,037)	46,970
Change in net assets resulting from operations	(100,864)	200,501	18,614	91,777	(120,795)	145,900

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,926)	(22)	—	—	(423)	(1,140)
From net realized gains	(26,288)	(14,265)	(16,815)	(12,544)	(20,676)	(21,475)
Class B
From net investment income	—	—	—	—	(27)	(54)
From net realized gains	(1,721)	(1,149)	(3,122)	(3,561)	(3,242)	(4,378)
Class C
From net investment income	(54)	—	—	—	(45)	(90)
From net realized gains	(3,713)	(1,495)	(3,453)	(2,658)	(5,311)	(6,562)
Class R5 (a)
From net investment income	(139)	(35)	—	—	(39)	(64)
From net realized gains	(844)	(319)	—	—	(1,250)	(691)
Select Class
From net investment income	(4,860)	(1,388)	—	—	(1,422)	(4,687)
From net realized gains	(40,222)	(19,027)	(44,995)	(54,873)	(54,237)	(68,799)
Institutional Class
From net realized gains	—	—	(11,111)	(8,413)	—
Ultra
From net investment income	—	—	—	—	(194)	(577)
From net realized gains	—	—	—	—	(5,785)	(7,184)
Total distributions to shareholders	(79,767)	(37,700)	(79,496)	(82,049)	(92,651)	(115,701)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(25,936)	655,880	48,217	2,664	9,072	33,859

NET ASSETS:
Change in net assets	(206,567)	818,681	(12,665)	12,392	(204,374)	64,058
Beginning of period	1,510,229	691,548	588,997	576,605	958,957	894,899
End of period	$1,303,662	$1,510,229	$576,332	$588,997	$754,583	$958,957
Accumulated undistributed (distributions in excess of) net investment income	$11	$4,779	$(1,497)	$(16)	$448	$(1,223)

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17	$— (d)	$245	$507
Net realized gain (loss)	(335)	74	13,370	18,213
Change in net unrealized appreciation (depreciation)	(961)	850	(26,712)	962
Change in net assets resulting from operations	(1,279)	924	(13,097)	19,682

DISTRIBUTIONS TO SHAREHOLDERS:
Class A (a)
From net investment income	—	(1)	— (d)	—
From net realized gains	(28)	(5)	— (d)	—
Class C (a)
From net investment income	—	—	(1)	—
From net realized gains	(21)	(5)	(1)	—
Class R5 (b) (c)
From net realized gains	(117)	—	—	—
Select Class
From net investment income	—	(16)	(299)	(322)
From net realized gains	(156)	(41)	(15,163)	(11,335)
Institutional Class
From net investment income	—	—	(228)	(327)
From net realized gains	—	—	(7,566)	(6,147)
Total distributions to shareholders	(322)	(68)	(23,258)	(18,131)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	4,859	245	(19,296)	(29,536)

NET ASSETS:
Change in net assets	3,258	1,101	(55,651)	(27,985)
Beginning of period	6,132	5,031	121,884	149,869
End of period	$9,390	$6,132	$66,233	$121,884
Accumulated undistributed (distributions in excess of) net investment income	$16	$(1)	$(50)	$233

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Dynamic Small Cap Growth Fund		Micro Cap Fund		Small Cap Core Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$21,143	$18,121	$—	$—	$—	$—
Dividends and distributions reinvested	7,248	6,789	20	11	—	—
Cost of shares redeemed	(9,313)	(26,029)	—	—	—	—
Change in net assets from Class A capital transactions	$19,078	$(1,119)	$20	$11	$—	$—
Class B
Proceeds from shares issued	$10,923	$16,452	$—	$—	$—	$—
Dividends and distributions reinvested	934	1,491	—	—	—	—
Cost of shares redeemed	(8,877)	(24,982)	—	—	—	—
Change in net assets from Class B capital transactions	$2,980	$(7,039)	$—	$—	$—	$—
Class C
Proceeds from shares issued	$24,570	$36,860	$—	$—	$—	$—
Dividends and distributions reinvested	515	561	20	11	—	—
Cost of shares redeemed	(19,319)	(23,491)	—	—	—	—
Change in net assets from Class C capital transactions	$5,766	$13,930	$20	$11	$—	$—
Select Class
Proceeds from shares issued	$5,431	$13,008	$3,173	$21,502	$20,168	$37,352
Dividends and distributions reinvested	2,619	1,171	549	296	73,947	38,021
Cost of shares redeemed	(5,406)	(13,161)	(7,165)	(5,017)	(133,439)	(251,200)
Redemption fees	—	—	— (a)	3	—	—
Change in net assets from Select Class capital transactions	$2,644	$1,018	$(3,443)	$16,784	$(39,324)	$(175,827)

Total change in net assets from capital transactions	$30,468	$6,790	$(3,403)	$16,806	$(39,324)	$(175,827)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Micro Cap Fund		Small Cap Core Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	970	937	—	—	—	—
Reinvested	389	360	1	1	—	—
Redeemed	(441)	(1,349)	—	—	—	—
Change in Class A Shares	918	(52)	1	1	—	—
Class B
Issued	575	920	—	—	—	—
Reinvested	55	85	—	—	—	—
Redeemed	(455)	(1,394)	—	—	—	—
Change in Class B Shares	175	(389)	—	—	—	—
Class C
Issued	1,308	2,072	—	—	—	—
Reinvested	30	32	1	1	—	—
Redeemed	(998)	(1,310)	—	—	—	—
Change in Class C Shares	340	794	1	1	—	—
Select Class
Issued	245	656	200	1,268	457	772
Reinvested	135	60	39	17	1,971	792
Redeemed	(244)	(662)	(468)	(297)	(2,879)	(5,166)
Change in Select Class Shares	136	54	(229)	988	(451)	(3,602)

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$56,560	$266,671	$40,480	$40,160	$39,189	$80,148
Dividends and distributions reinvested	24,191	12,776	13,642	10,749	17,853	18,946
Cost of shares redeemed	(83,021)	(99,623)	(20,185)	(36,018)	(46,151)	(60,703)
Change in net assets from Class A capital transactions	$(2,270)	$179,824	$33,937	$14,891	$10,891	$38,391
Class B
Proceeds from shares issued	$365	$10,489	$1,358	$1,784	$1,248	$2,626
Dividends and distributions reinvested	1,509	1,030	2,880	3,367	2,947	3,941
Cost of shares redeemed	(2,641)	(6,926)	(3,223)	(8,468)	(5,580)	(8,067)
Change in net assets from Class B capital transactions	$(767)	$4,593	$1,015	$(3,317)	$(1,385)	$(1,500)
Class C
Proceeds from shares issued	$2,883	$40,292	$5,313	$6,121	$6,390	$13,640
Dividends and distributions reinvested	2,848	1,141	2,137	1,651	3,192	3,786
Cost of shares redeemed	(5,510)	(4,574)	(2,313)	(4,175)	(10,845)	(12,203)
Change in net assets from Class C capital transactions	$221	$36,859	$5,137	$3,597	$(1,263)	$5,223
Class R5 (a)
Proceeds from shares issued	$3,876	$12,883	$—	$—	$1,298	$9,137
Dividends and distributions reinvested	983	355	—	—	1,289	755
Cost of shares redeemed	(1,149)	(2,478)	—	—	(365)	(2,019)
Change in net assets from Class R5 capital transactions	$3,710	$10,760	$—	$—	$2,222	$7,873
Select Class
Proceeds from shares issued	$116,583	$540,026	$45,170	$94,593	$78,024	$116,479
Dividends and distributions reinvested	27,707	14,070	5,758	5,089	21,075	20,646
Cost of shares redeemed	(171,120)	(130,252)	(67,265)	(114,896)	(104,508)	(151,834)
Change in net assets from Select Class capital transactions	$(26,830)	$423,844	$(16,337)	$(15,214)	$(5,409)	$(14,709)
Institutional Class
Proceeds from shares issued	$—	$—	$31,612	$31,872	$—	$—
Dividends and distributions reinvested	—	—	5,514	2,851	—	—
Cost of shares redeemed	—	—	(12,661)	(32,016)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$24,465	$2,707	$—	$—
Ultra
Proceeds from shares issued	$—	$—	$—	$—	$6,801	$6,333
Dividends and distributions reinvested	—	—	—	—	2,777	3,271
Cost of shares redeemed	—	—	—	—	(5,562)	(11,023)
Change in net assets from Ultra capital transactions	$—	$—	$—	$—	$4,016	$(1,419)

Total change in net assets from capital transactions	$(25,936)	$655,880	$48,217	$2,664	$9,072	$33,859

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund		Small Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,770	8,521	3,385	3,516	1,764	3,326
Reinvested	855	429	1,341	974	976	813
Redeemed	(2,608)	(3,233)	(1,638)	(3,113)	(2,061)	(2,523)
Change in Class A Shares	17	5,717	3,088	1,377	679	1,616
Class B
Issued	13	385	132	177	62	119
Reinvested	62	39	335	350	179	185
Redeemed	(95)	(258)	(308)	(836)	(275)	(364)
Change in Class B Shares	(20)	166	159	(309)	(34)	(60)
Class C
Issued	106	1,459	507	596	337	620
Reinvested	116	43	239	166	195	179
Redeemed	(199)	(169)	(213)	(397)	(540)	(553)
Change in Class C Shares	23	1,333	533	365	(8)	246
Class R5 (a)
Issued	118	388	—	—	55	370
Reinvested	32	11	—	—	68	31
Redeemed	(33)	(74)	—	—	(18)	(82)
Change in Class R5 Shares	117	325			105	319
Select Class
Issued	3,395	16,201	3,965	8,127	3,606	4,730
Reinvested	904	438	545	447	1,112	859
Redeemed	(4,998)	(3,918)	(5,285)	(9,707)	(4,586)	(6,113)
Change in Select Class Shares	(699)	12,721	(775)	(1,133)	132	(524)
Institutional Class
Issued	—	—	2,553	2,699	—	—
Reinvested	—	—	519	250	—	—
Redeemed	—	—	(1,045)	(2,665)	—	—
Change in Institutional Class Shares	—	—	2,027	284	—	—
Ultra
Issued	—	—	—	—	320	256
Reinvested	—	—	—	—	146	136
Redeemed	—	—	—	—	(230)	(437)
Change in Ultra Shares	—	—	—	—	236	(45)

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Strategic Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007		Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A (a)
Proceeds from shares issued	$238	$59		$15	$—
Dividends and distributions reinvested	28	6		— (d)	—
Cost of shares redeemed	(24)	—	(d)	—	—
Change in net assets from Class A capital transactions	$242	$65		$15	$—
Class C (a)
Proceeds from shares issued	$26	$43		$39	$—
Dividends and distributions reinvested	21	5		1	—
Cost of shares redeemed	(5)	—		—	—
Change in net assets from Class C capital transactions	$42	$48		$40	$—
Class R5 (b) (c)
Proceeds from shares issued	$4,283	$—		$—	$—
Dividends and distributions reinvested	117	—		—	—
Cost of shares redeemed	(1)	—		—	—
Change in net assets from Class R5 capital transactions	$4,399	$—		$—	$—
Select Class
Proceeds from shares issued	$111	$75		$1,057	$8,990
Dividends and distributions reinvested	156	57		13,826	9,852
Cost of shares redeemed	(91)	—	(d)	(27,840)	(34,197)
Change in net assets from Select Class capital transactions	$176	$132		$(12,957)	$(15,355)
Institutional Class
Proceeds from shares issued	$—	$—		$2,105	$21,751
Dividends and distributions reinvested	—	—		3,352	3,518
Cost of shares redeemed	—	—		(11,851)	(39,450)
Change in net assets from Institutional Class capital transactions	$—	$—		$(6,394)	$(14,181)

Total change in net assets from capital transactions	$4,859	$245		$(19,296)	$(29,536)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Strategic Small Cap Value Fund				U.S. Small Company Fund
	Six Months Ended 12/31/2007 (Unaudited)		Year Ended 6/30/2007		Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A (a)
Issued	14		4		2	—
Reinvested	2		—	(d)	— (d)	—
Redeemed	(2)		—	(d)	—	—
Change in Class A Shares	14		4		2	—
Class C (a)
Issued	2		3		4	—
Reinvested	1		—	(d)	— (d)	—
Redeemed	—	(d)	—		—	—
Change in Class C Shares	3		3		4	—
Class R5 (b) (c)
Issued	263		—		—	—
Reinvested	8		—		—	—
Redeemed	—	(d)	—		—	—
Change in Class R5 Shares	271		—		—	—
Select Class
Issued	7		4		95	655
Reinvested	11		3		1,377	749
Redeemed	(6)		—	(d)	(2,410)	(2,485)
Change in Select Class Shares	12		7		(938)	(1,081)
Institutional Class
Issued	—		—		200	1,541
Reinvested	—		—		335	267
Redeemed	—		—		(982)	(2,826)
Change in Institutional Class Shares	—		—		(447)	(1,018)

(a)	Commencement of offering of class of shares effective November 1, 2007 for U.S. Small Company Fund.

(b)	Commencement of offering of class of shares effective July 31, 2007 for Strategic Small Cap Value Fund.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   67

FINANCIAL HIGHLIGHTS
For the periods indicated

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$20.73	$(0.11	)(g)	$0.65	$0.54	$—	$(1.80)	$(1.80)	$—
Year Ended June 30, 2007	19.34	(0.19	)(g)	3.59	3.40	—	(2.01)	(2.01)	—
January 1, 2006 through June 30, 2006 (d)	18.12	(0.09	)(g)	1.31	1.22	—	—	—	—
Year Ended December 31, 2005	18.46	(0.21	)(g)	1.20	0.99	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	16.81	(0.19	)(g)	1.84	1.65	—	—	—	—
Year Ended December 31, 2003	12.14	(0.16	)(g)	4.83	4.67	—	—	—	—
Year Ended December 31, 2002	15.72	(0.18)		(3.40)	(3.58)	—	—	—	—
Micro Cap Fund
Six Months Ended December 31, 2007 (Unaudited)	17.35	(0.10)		(1.92)	(2.02)	—	(0.59)	(0.59)	—
Year Ended June 30, 2007	16.26	(0.21)		1.62	1.41	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (d)	15.47	(0.11)		0.90	0.79	—	—	—	—
October 31, 2005 (e) through December 31, 2005	15.00	(0.04)		0.51	0.47	—	—	—	—
Small Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	33.16	0.03	(g)	(2.35)	(2.32)	(0.12)	(1.76)	(1.88)	—
Year Ended June 30, 2007	28.30	0.13	(g)	6.01	6.14	— (h)	(1.28)	(1.28)	—
January 1, 2006 through June 30, 2006 (d)	26.30	(0.01	)(g)	2.01	2.00	—	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(g)	3.36	3.28	—	(3.42)	(3.42)	—
Year Ended December 31, 2004	24.11	(0.17	)(g)	6.33	6.16	—	(3.83)	(3.83)	—
Year Ended December 31, 2003	17.68	(0.15	)(g)	6.58	6.43	—	—	—	—
Year Ended December 31, 2002	21.53	(0.15	)(g)	(3.57)	(3.72)	—	(0.13)	(0.13)	—
Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	11.98	(0.04	)(g)	0.37	0.33	—	(1.70)	(1.70)	—
Year Ended June 30, 2007	11.91	(0.07	)(g)	1.93	1.86	—	(1.79)	(1.79)	—
Year Ended June 30, 2006	12.54	(0.08)		2.03	1.95	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.73	(0.11)		0.98	0.87	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.76	(0.07)		3.04	2.97	—	—	—	—
Year Ended June 30, 2003	9.14	(0.05)		(0.33)	(0.38)	—	—	—	—
Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	24.56	0.09	(g)	(3.35)	(3.26)	(0.05)	(2.51)	(2.56)	—
Year Ended June 30, 2007	23.89	0.11	(g)	3.70	3.81	(0.14)	(3.00)	(3.14)	—
Year Ended June 30, 2006	25.00	0.11	(g)	3.11	3.22	(0.13)	(4.20)	(4.33)	—
Year Ended June 30, 2005	24.38	0.13		2.78	2.91	(0.11)	(2.18)	(2.29)	—
Year Ended June 30, 2004	18.05	0.02		6.33	6.35	(0.02)	—	(0.02)	—
Year Ended June 30, 2003	20.81	0.07		(1.78)	(1.71)	(0.07)	(0.98)	(1.05)	—
Strategic Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	17.63	0.02		(2.62)	(2.60)	—	(0.56)	(0.56)	—
Year Ended June 30, 2007	15.09	(0.02)		2.74	2.72	(0.03)	(0.15)	(0.18)	—
February 28, 2006 (e) through June 30, 2006	15.00	(0.01	)(g)	0.10	0.09	—	—	—	—
U.S. Small Company Fund
November 1, 2007 (f) through December 31, 2007 (Unaudited)	9.73	0.01	(g)	(0.45)	(0.44)	(0.08)	(0.17)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount less than $0.01.

(i)	Includes interest expense of 0.01%.

(j)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.47	3.00%		$99,937	1.50%		(1.02)%	1.88%	53%
20.73	18.59		87,347	1.50		(1.00)	2.04	144
19.34	6.73		82,529	1.50		(0.94)	1.82	86
18.12	5.29		75,940	1.50		(1.16)	1.67	143
18.46	9.82		86,000	1.50		(1.14)	1.73	112
16.81	38.47		89,000	1.50		(1.19)	1.86	55
12.14	(22.77)		82,000	1.50		(1.20)	1.82	52

14.74	(11.49)		522	1.71	(i)	(1.27)	2.44	39
17.35	8.74		589	1.70		(1.27)	3.33	73
16.26	5.11		542	1.70		(1.38)	5.19	45
15.47	3.13		516	1.70		(1.43)	5.58	8

28.96	(6.85)		456,797	1.20		0.16	1.36	23
33.16	22.23		522,428	1.15		0.41	1.39	26
28.30	7.60		284,104	1.28		(0.05)	1.36	21
26.30	12.39		209,321	1.35		(0.28)	1.41	70
26.44	26.13		129,000	1.38		(0.66)	1.62	44
24.11	36.37		88,000	1.38		(0.75)	1.65	38
17.68	(17.30)		77,000	1.38		(0.74)	1.40	51

10.61	3.34	(j)	128,415	1.25		(0.65)	1.37	39
11.98	16.90		108,013	1.25		(0.65)	1.36	86
11.91	16.96		90,963	1.25		(0.82)	1.39	97
12.54	7.40		82,281	1.24		(0.78)	1.36	129
11.73	33.90		81,501	1.24		(0.72)	1.34	62
8.76	(4.16)		57,896	1.28		(0.70)	1.39	95

18.74	(12.99	)(j)	172,063	1.25		0.76	1.38	19
24.56	16.73		208,767	1.24		0.47	1.35	38
23.89	14.07		164,506	1.25		0.43	1.36	45
25.00	12.20		149,283	1.25		0.53	1.37	57
24.38	35.21		152,126	1.23		0.10	1.35	41
18.05	(7.72)		93,133	1.25		0.46	1.37	46

14.47	(14.69)		744	1.60		0.20	4.32	56
17.63	18.12		654	1.60		(0.15)	4.88	103
15.09	0.60		503	1.60		(0.15)	6.50	28

9.04	(4.43)		15	1.25		0.71	1.68	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Dynamic Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$19.09	$(0.16	)(e)	$0.60	$0.44	$—	$(1.80)	$(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	—	(2.01)	(2.01)
January 1, 2006 through June 30, 2006 (d)	16.97	(0.14	)(e)	1.24	1.10	—	—	—
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	—	(1.33)	(1.33)
Year Ended December 31, 2004	16.01	(0.28	)(e)	1.74	1.46	—	—	—
Year Ended December 31, 2003	11.63	(0.24	)(e)	4.62	4.38	—	—	—
Year Ended December 31, 2002	15.16	(0.27)		(3.26)	(3.53)	—	—	—

Small Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	29.17	(0.05	)(e)	(2.06)	(2.11)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (d)	23.44	(0.07	)(e)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(e)	3.05	2.85	—	(3.42)	(3.42)
Year Ended December 31, 2004	22.34	(0.34	)(e)	5.84	5.50	—	(3.83)	(3.83)
Year Ended December 31, 2003	16.50	(0.27	)(e)	6.11	5.84	—	—	—
Year Ended December 31, 2002	20.26	(0.29	)(e)	(3.34)	(3.63)	—	(0.13)	(0.13)

Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	10.41	(0.07	)(e)	0.31	0.24	—	(1.70)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71	1.58	—	(1.79)	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93	1.70	—	(2.58)	(2.58)
Year Ended June 30, 2005	10.84	(0.23)		0.95	0.72	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.15	(0.15)		2.84	2.69	—	—	—
Year Ended June 30, 2003	8.57	(0.11)		(0.31)	(0.42)	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	22.47	0.01	(e)	(3.06)	(3.05)	(0.02)	(2.51)	(2.53)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40	3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(e)	2.90	2.86	(0.02)	(4.20)	(4.22)
Year Ended June 30, 2005	23.11	(0.09)		2.68	2.59	(0.03)	(2.18)	(2.21)
Year Ended June 30, 2004	17.22	(0.13)		6.02	5.89	—	—	—
Year Ended June 30, 2003	19.97	(0.04)		(1.72)	(1.76)	(0.01)	(0.98)	(0.99)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.73	2.74%		$35,928	2.10%	(1.62)%	2.38%	53%
19.09	17.81		35,349	2.10	(1.61)	2.53	144
18.07	6.48		40,478	2.10	(1.54)	2.32	86
16.97	4.66		41,440	2.06	(1.72)	2.15	143
17.47	9.12		62,000	2.12	(1.76)	2.23	112
16.01	37.66		63,000	2.12	(1.81)	2.35	55
11.63	(23.28)		48,000	2.12	(1.82)	2.32	52

25.30	(7.07)		26,181	1.70	(0.34)	1.87	23
29.17	21.60		30,769	1.65	(0.10)	1.89	26
25.16	7.34		22,370	1.78	(0.55)	1.86	21
23.44	11.85		17,106	1.87	(0.83)	1.91	70
24.01	25.22		17,000	2.12	(1.43)	2.12	44
22.34	35.39		22,000	2.12	(1.49)	2.21	38
16.50	(17.94)		23,000	2.12	(1.50)	2.16	51

8.95	2.97	(f)	19,246	1.85	(1.25)	1.87	39
10.41	16.26		20,719	1.84	(1.25)	1.86	86
10.62	16.25		24,434	1.85	(1.43)	1.89	97
11.50	6.62		28,918	1.94	(1.48)	1.96	129
10.84	33.01		30,280	1.99	(1.47)	1.99	62
8.15	(4.90)		23,044	2.03	(1.45)	2.04	95

16.89	(13.26	)(f)	24,481	1.86	0.13	1.88	19
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45
23.49	11.42		34,648	1.94	(0.17)	1.96	57
23.11	34.20		40,608	1.98	(0.65)	2.00	41
17.22	(8.39)		27,754	2.00	(0.29)	2.02	46

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$19.06	$(0.16	)(g)	$0.59	$0.43	$—	$(1.80)	$(1.80)	$—
Year Ended June 30, 2007	18.04	(0.29	)(g)	3.32	3.03	—	(2.01)	(2.01)	—
January 1, 2006 through June 30, 2006 (d)	16.95	(0.14	)(g)	1.23	1.09	—	—	—	—
Year Ended December 31, 2005	17.44	(0.30	)(g)	1.14	0.84	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	15.98	(0.28	)(g)	1.74	1.46	—	—	—	—
Year Ended December 31, 2003	11.61	(0.25	)(g)	4.62	4.37	—	—	—	—
Year Ended December 31, 2002	15.13	(0.21)		(3.31)	(3.52)	—	—	—	—

Micro Cap Fund
Six Months Ended December 31, 2007 (Unaudited)	17.21	(0.13)		(1.92)	(2.05)	—	(0.59)	(0.59)	—
Year Ended June 30, 2007	16.20	(0.29)		1.62	1.33	—	(0.32)	(0.32)	—	(h)
January 1, 2006 through June 30, 2006 (d)	15.46	(0.16)		0.90	0.74	—	—	—	—
October 31, 2005 (e) through December 31, 2005	15.00	(0.05)		0.51	0.46	—	—	—	—

Small Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	29.15	(0.05	)(g)	(2.06)	(2.11)	(0.02)	(1.76)	(1.78)	—
Year Ended June 30, 2007	25.14	(0.02	)(g)	5.31	5.29	—	(1.28)	(1.28)	—
January 1, 2006 through June 30, 2006 (d)	23.43	(0.06	)(g)	1.77	1.71	—	—	—	—
February 19, 2005 (f) through December 31, 2005	24.08	(0.14	)(g)	2.91	2.77	—	(3.42)	(3.42)	—

Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	10.78	(0.07	)(g)	0.32	0.25	—	(1.70)	(1.70)	—
Year Ended June 30, 2007	10.94	(0.13	)(g)	1.76	1.63	—	(1.79)	(1.79)	—
Year Ended June 30, 2006	11.77	(0.09)		1.84	1.75	—	(2.58)	(2.58)	—
Year Ended June 30, 2005	11.09	(0.15)		0.89	0.74	—	(0.06)	(0.06)	—
Year Ended June 30, 2004	8.34	(0.14)		2.89	2.75	—	—	—	—
Year Ended June 30, 2003	8.76	(0.07)		(0.35)	(0.42)	—	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	22.34	0.01	(g)	(3.04)	(3.03)	(0.02)	(2.51)	(2.53)	—
Year Ended June 30, 2007	22.02	(0.03	)(g)	3.39	3.36	(0.04)	(3.00)	(3.04)	—
Year Ended June 30, 2006	23.39	(0.04	)(g)	2.89	2.85	(0.02)	(4.20)	(4.22)	—
Year Ended June 30, 2005	23.02	(0.08)		2.66	2.58	(0.03)	(2.18)	(2.21)	—
Year Ended June 30, 2004	17.15	(0.13)		6.00	5.87	—	—	—	—
Year Ended June 30, 2003	19.91	(0.04)		(1.73)	(1.77)	(0.01)	(0.98)	(0.99)	—

Strategic Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	17.54	(0.02)		(2.62)	(2.64)	—	(0.56)	(0.56)	—
Year Ended June 30, 2007	15.06	(0.09)		2.72	2.63	—	(0.15)	(0.15)	—
February 28, 2006 (e) through June 30, 2006	15.00	(0.03	)(g)	0.09	0.06	—	—	—	—

U.S. Small Company Fund
November 1, 2007 (f) through December 31, 2007 (Unaudited)	9.73	0.01	(g)	(0.46)	(0.45)	(0.08)	(0.17)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount less than $0.01.

(i)	Includes interest expense of 0.01%.

(j)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$17.69	2.69%		$73,635	2.10%		(1.62)%	2.38%	53%
19.06	17.84		72,836	2.10		(1.60)	2.55	144
18.04	6.43		54,608	2.10		(1.54)	2.32	86
16.95	4.73		43,211	2.06		(1.72)	2.18	143
17.44	9.14		34,000	2.12		(1.76)	2.23	112
15.98	37.64		23,000	2.12		(1.82)	2.35	55
11.61	(23.26)		10,000	2.12		(1.82)	2.32	52

14.57	(11.76)		516	2.21	(i)	(1.77)	2.94	39
17.21	8.28		585	2.20		(1.77)	3.83	73
16.20	4.79		540	2.20		(1.88)	5.69	45
15.46	3.07		515	2.20		(1.93)	6.08	8

25.26	(7.06)		56,562	1.70		(0.34)	1.87	23
29.15	21.61		64,603	1.65		(0.07)	1.89	26
25.14	7.30		22,209	1.77		(0.51)	1.86	21
23.43	11.48		10,678	1.85		(0.49)	1.91	70

9.33	2.95	(j)	22,543	1.85		(1.25)	1.87	39
10.78	16.25		20,280	1.84		(1.24)	1.86	86
10.94	16.31		16,589	1.85		(1.42)	1.89	97
11.77	6.65		12,794	1.93		(1.47)	1.95	129
11.09	32.97		11,362	1.99		(1.47)	1.99	62
8.34	(4.79)		6,166	2.03		(1.43)	2.04	95

16.78	(13.24	)(j)	39,820	1.86		0.13	1.88	19
22.34	16.03		53,186	1.84		(0.13)	1.85	38
22.02	13.38		47,012	1.85		(0.18)	1.86	45
23.39	11.42		44,479	1.92		(0.17)	1.95	57
23.02	34.23		52,934	1.98		(0.65)	2.00	41
17.15	(8.47)		30,383	2.00		(0.29)	2.02	46

14.34	(15.00)		558	2.10		(0.29)	4.83	56
17.54	17.57		633	2.10		(0.65)	5.38	103
15.06	0.40		502	2.10		(0.65)	7.00	28

9.03	(4.53)		38	1.73		0.58	2.19	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$35.75	$0.12	(g)	$(2.53)	$(2.41)	$(0.27)	$(1.76)	$(2.03)
Year Ended June 30, 2007	30.38	0.32	(g)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (e) through June 30, 2006 (f)	31.21	0.05	(g)	(0.88)	(0.83)	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	25.32	0.13	(g)	(3.45)	(3.32)	(0.07)	(2.51)	(2.58)
Year Ended June 30, 2007	24.54	0.20	(g)	3.80	4.00	(0.22)	(3.00)	(3.22)
May 15, 2006 (e) through June 30, 2006	24.98	0.08	(g)	(0.46)	(0.38)	(0.06)	—	(0.06)

Strategic Small Cap Value Fund
July 31, 2007 (e) through December 31, 2007 (Unaudited)	16.49	0.02		(1.42)	(1.40)	—	(0.56)	(0.56)

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such; the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from December 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (b)
Net asset value, end of period	Total return (c)(d)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$31.31	(6.61)%		$18,282	0.70%	0.67%	0.91%	23%
35.75	22.84		16,692	0.65	0.95	0.94	26
30.38	(2.66)		4,297	0.65	1.21	0.90	21

19.42	(12.82	)(h)	10,685	0.91	1.13	0.93	19
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

14.53	(8.43)		3,939	1.15	0.80	3.52	56

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Dynamic Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$21.53	$(0.07	)(f)	$0.69	$0.62	$—	$(1.80)	$(1.80)	$—
Year Ended June 30, 2007	19.95	(0.12	)(f)	3.71	3.59	—	(2.01)	(2.01)	—
January 1, 2006 through June 30, 2006 (d)	18.65	(0.05	)(f)	1.35	1.30	—	—	—	—
Year Ended December 31, 2005	18.89	(0.14	)(f)	1.23	1.09	—	(1.33)	(1.33)	—
Year Ended December 31, 2004	17.13	(0.13	)(f)	1.89	1.76	—	—	—	—
Year Ended December 31, 2003	12.32	(0.11	)(f)	4.92	4.81	—	—	—	—
Year Ended December 31, 2002	15.89	(0.08)		(3.49)	(3.57)	—	—	—	—

Micro Cap Fund
Six Months Ended December 31, 2007 (Unaudited)	17.43	(0.10)		(1.91)	(2.01)	—	(0.59)	(0.59)	—	(g)
Year Ended June 30, 2007	16.28	(0.12)		1.59	1.47	—	(0.32)	(0.32)	—	(g)
January 1, 2006 through June 30, 2006 (d)	15.48	(0.09)		0.89	0.80	—	—	—	—
October 31, 2005 (e) through December 31, 2005	15.00	(0.03)		0.51	0.48	—	—	—	—

Small Cap Core Fund
Six Months Ended December 31, 2007 (Unaudited)	51.34	0.14		(6.59)	(6.45)	(0.26)	(6.21)	(6.47)	—
Year Ended June 30, 2007	47.21	0.25		7.07	7.32	(0.22)	(2.97)	(3.19)	—
January 1, 2006 through June 30, 2006 (d)	43.99	0.09		3.13	3.22	—	—	—	—
Year Ended December 31, 2005	43.46	0.18		1.52	1.70	(0.19)	(0.98)	(1.17)	—
Year Ended December 31, 2004	44.39	0.09		9.51	9.60	(0.07)	(10.46)	(10.53)	—
Year Ended December 31, 2003	33.35	0.02		11.70	11.72	(0.01)	(0.67)	(0.68)	—
Year Ended December 31, 2002	40.46	0.04		(6.86)	(6.82)	(0.03)	(0.26)	(0.29)	—

Small Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	35.71	0.08	(f)	(2.53)	(2.45)	(0.20)	(1.76)	(1.96)	—
Year Ended June 30, 2007	30.38	0.25	(f)	6.45	6.70	(0.09)	(1.28)	(1.37)	—
January 1, 2006 through June 30, 2006 (d)	28.17	0.06	(f)	2.15	2.21	—	—	—	—
Year Ended December 31, 2005	27.96	0.05	(f)	3.58	3.63	—	(3.42)	(3.42)	—
Year Ended December 31, 2004	25.18	(0.05	)(f)	6.66	6.61	—	(3.83)	(3.83)	—
Year Ended December 31, 2003	18.37	(0.04	)(f)	6.85	6.81	—	—	—	—
Year Ended December 31, 2002	22.25	(0.04	)(f)	(3.71)	(3.75)	—	(0.13)	(0.13)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount less than $0.01.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.35	3.27%	$32,630	1.10%		(0.61)%	1.63%	53%
21.53	19.00	31,603	1.10		(0.60)	1.80	144
19.95	6.97	28,212	1.10		(0.54)	1.57	86
18.65	5.70	21,753	1.10		(0.77)	1.43	143
18.89	10.27	10,000	1.10		(0.74)	1.32	112
17.13	39.04	16,000	1.10		(0.79)	1.28	55
12.32	(22.47)	12,000	1.10		(0.79)	1.22	52

14.83	(11.38)	15,208	1.46	(h)	(1.03)	2.19	39
17.43	9.10	21,866	1.45		(0.98)	2.62	73
16.28	5.17	4,342	1.45		(1.13)	4.94	45
15.48	3.20	4,127	1.45		(1.18)	5.33	8

38.42	(12.17)	743,707	0.80		0.61	1.06	16
51.34	15.99	1,016,826	0.80		0.49	1.08	37
47.21	7.32	1,105,086	0.80		0.37	1.04	24
43.99	3.90	815,905	0.80		0.39	1.06	37
43.46	22.31	904,000	0.64		0.25	1.12	170
44.39	35.20	386,000	0.60		0.04	1.10	48
33.35	(16.94)	259,000	0.51		0.10	1.11	52

31.30	(6.71)	745,840	0.90		0.46	1.11	23
35.71	22.58	875,737	0.85		0.74	1.14	26
30.38	7.85	358,568	0.85		0.38	1.11	21
28.17	12.98	243,437	0.85		0.18	1.14	70
27.96	26.81	211,000	0.85		(0.17)	1.11	44
25.18	37.07	636,000	0.85		(0.22)	1.12	38
18.37	(16.87)	502,000	0.85		(0.22)	1.09	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$12.37	$(0.03	)(f)	$0.38	$0.35	$—	$(1.70)	$(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(f)	2.00	1.95	—	(1.79)	(1.79)
Year Ended June 30, 2006	12.77	(0.07)		2.09	2.02	—	(2.58)	(2.58)
Year Ended June 30, 2005	11.91	(0.06)		0.98	0.92	—	(0.06)	(0.06)
Year Ended June 30, 2004	8.87	(0.05)		3.09	3.04	—	—	—
Year Ended June 30, 2003	9.23	(0.03)		(0.33)	(0.36)	—	—	—

Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	25.33	0.12	(f)	(3.45)	(3.33)	(0.06)	(2.51)	(2.57)
Year Ended June 30, 2007	24.55	0.18	(f)	3.79	3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(f)	3.20	3.37	(0.19)	(4.20)	(4.39)
Year Ended June 30, 2005	24.87	0.21		2.83	3.04	(0.16)	(2.18)	(2.34)
Year Ended June 30, 2004	18.40	0.08		6.45	6.53	(0.06)	—	(0.06)
Year Ended June 30, 2003	21.19	0.11		(1.81)	(1.70)	(0.11)	(0.98)	(1.09)

Strategic Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	17.65	0.04		(2.62)	(2.58)	—	(0.56)	(0.56)
Year Ended June 30, 2007	15.10	0.01		2.75	2.76	(0.06)	(0.15)	(0.21)
February 28, 2006 (d) through June 30, 2006	15.00	0.01	(f)	0.09	0.10	—	—	—

U.S. Small Company Fund
Six Months Ended December 31, 2007 (Unaudited)	14.03	0.03	(f)	(1.63)	(1.60)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(f)	2.02	2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (e)	12.94	0.01		0.94	0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02		0.57	0.59	(0.01)	(1.42)	(1.43)
Year Ended December 31, 2004	13.90	(0.03	)(f)	1.91	1.88	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.97	0.02	(f)	3.94	3.96	(0.03)	—	(0.03)
Year Ended December 31, 2002	12.57	0.03		(2.60)	(2.57)	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of operations.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

(h)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.02	3.40	%(h)	$324,017	1.00%		(0.40)%	1.12%	39%
12.37	17.25		373,174	1.00		(0.40)	1.11	86
12.21	17.25		382,257	1.00		(0.58)	1.14	97
12.77	7.62		460,265	0.99		(0.53)	1.04	129
11.91	34.27		643,958	0.99		(0.47)	0.99	62
8.87	(3.90)		447,634	1.03		(0.45)	1.04	95

19.43	(12.86	)(h)	457,165	1.00		1.00	1.13	19
25.33	16.98		592,724	0.99		0.71	1.10	38
24.55	14.37		587,203	1.00		0.68	1.11	45
25.57	12.50		611,925	0.98		0.75	1.02	57
24.87	35.55		819,264	0.98		0.36	1.00	41
18.40	(7.50)		604,837	1.00		0.70	1.02	46

14.51	(14.56)		4,149	1.35		0.43	4.08	56
17.65	18.43		4,845	1.35		0.09	4.63	103
15.10	0.67		4,026	1.35		0.10	6.25	28

9.07	(13.21)		43,919	1.02	(g)	0.48	1.25	92
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32
13.78	13.73		119,000	1.01		(0.18)	1.15	129
13.90	39.72		156,000	1.01		0.15	1.11	78
9.97	(20.48)		199,000	1.01		0.23	1.10	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$12.41	$(0.02	)(f)	$0.39	$0.37	$—	$(1.70)	$(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(f)	2.00	1.97	—	(1.79)	(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07	2.04	—	(2.58)	(2.58)
February 19, 2005 (d) through June 30, 2005	12.57	(0.01)		0.21	0.20	—	—	—

U.S. Small Company Fund
Six Months Ended December 31, 2007 (Unaudited)	14.02	0.04	(f)	(1.63)	(1.59)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(f)	2.01	2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (e)	12.93	0.01		0.96	0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(f)	0.56	0.61	(0.03)	(1.42)	(1.45)
Year Ended December 31, 2004	13.88	—	(f)	1.89	1.89	—	(2.00)	(2.00)
Year Ended December 31, 2003	9.95	0.04	(f)	3.94	3.98	(0.05)	—	(0.05)
Year Ended December 31, 2002	12.57	0.05		(2.61)	(2.56)	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense of 0.01%.

(h)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.08	3.54%(h)	$82,111	0.85%		(0.24)%	0.97%	39%
12.41	17.39	66,811	0.85		(0.25)	0.96	86
12.23	17.42	62,362	0.85		(0.42)	0.99	97
12.77	1.59	56,395	0.85		(0.37)	1.07	57

9.04	(13.17)	22,261	0.84	(g)	0.68	1.10	92
14.02	16.06	40,769	0.83		0.49	0.99	46
13.90	7.50	54,551	0.83		0.37	1.02	22
12.93	4.34	46,690	0.83		0.39	0.98	32
13.77	13.82	92,000	0.83		—	0.97	129
13.88	40.03	183,000	0.83		0.33	0.95	78
9.95	(20.36)	214,000	0.83		0.41	0.93	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Small Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$25.34	$0.14	(e)	$(3.46)	$(3.32)	$(0.08)	$(2.51)	$(2.59)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81	4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19	3.40	(0.22)	(4.20)	(4.42)
February 22, 2005 (d) through June 30, 2005	24.63	0.12		0.92	1.04	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based on average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.43	(12.83	)%(f)	$50,369	0.86%	1.17%	0.88%	19%
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45
25.57	4.21		33,520	0.82	1.30	0.86	57

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   83

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Micro Cap Fund	Class A, Class C and Select Class	JPM I
Small Cap Core Fund	Select Class	JPM I
Small Cap Equity Fund	Class A, Class B, Class C, Class R5 (formerly R Class) and Select Class	JPM I
Small Cap Growth Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPM II
Small Cap Value Fund	Class A, Class B, Class C, Class R5 (formerly R Class), Select Class and Ultra	JPM II
Strategic Small Cap Value Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
U.S. Small Company Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class R5 Shares commenced operations on July 31, 2007, for the Strategic Small Cap Value Fund.

Class A and Class C commenced operations on November 1, 2007, for the U.S. Small Company Fund.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A and Class C shares of Micro Cap Fund currently are not publicly offered for investment. All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of these Funds unless they meet certain requirements as described in their prospectuses. During the period, all share classes of the Small Cap Core Fund were also offered only on a limited basis, but effective on February 22, 2008, shares of Small Cap Core Fund are now publicly offered for investment without limitations.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent

84   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of December 31, 2007 (amounts in thousands):

	Market Value	Percentage
Dynamic Small Cap Growth Fund	$4,400	1.8%
Small Cap Core Fund	45,309	6.1
Small Cap Equity Fund	38,059	2.9
Small Cap Growth Fund	15,859	2.8
Small Cap Value Fund	26,419	3.5
U.S. Small Company Fund	500	0.8

D.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of December 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Securities Lending — To generate additional income, each Fund, except for the Micro Cap Fund and Strategic Small Cap Value Fund, may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

securities outstanding during a given month. For the six months ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
Dynamic Small Cap Growth Fund	$45,890	$47,445	$14
Small Cap Core Fund	173,758	180,267	55
Small Cap Equity Fund	166,682	171,165	58
Small Cap Growth Fund	107,213	110,655	36
Small Cap Value Fund	116,279	119,796	39
U.S. Small Company Fund	12,671	13,095	5

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J.  Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid annually, except for the Small Cap Growth Fund and Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K.  Redemption Fees — Generally, shares of the Micro Cap Fund held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the Fund and are credited to paid in capital.

86   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

L.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

{notes;}3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Dynamic Small Cap Growth Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund and U.S. Small Company Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Small Cap Growth Fund and Small Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Investment Advisory Fee
Dynamic Small Cap Growth Fund	0.65%
Micro Cap Fund	1.25
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
Strategic Small Cap Value Fund	1.00
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007 were as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$6
Micro Cap Fund	1
Small Cap Core Fund	18
Small Cap Equity Fund	50
Small Cap Growth Fund	10
Small Cap Value Fund	23
Strategic Small Cap Value Fund	—	(a)
U.S. Small Company Fund	2

(a)	Amount rounds to less than $1,000.

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%
Micro Cap Fund	0.25	n/a	0.75
Small Cap Equity Fund	0.25	0.75	0.75
Small Cap Growth Fund	0.25	0.75	0.75
Small Cap Value Fund	0.25	0.75	0.75
Strategic Small Cap Value Fund	0.25	n/a	0.75
U.S. Small Company Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$2		$8
Small Cap Equity Fund	6		60
Small Cap Growth Fund	13		21
Small Cap Value Fund	41		56
Strategic Small Cap Value Fund	—	(a)	—	(a)

(a)	Amount rounds to less than $1,000.

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	0.25%	n/a
Micro Cap Fund	0.25	n/a	0.25	n/a	0.25	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	0.25	n/a
Small Cap Equity Fund	0.25	0.25	0.25	0.05%	0.25	n/a
Small Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.10%
Small Cap Value Fund	0.25	0.25	0.25	0.05	0.25	n/a
Strategic Small Cap Value Fund	0.25	n/a	0.25	0.05	0.25	n/a
U.S. Small Company Fund	0.25	n/a	0.25	n/a	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

88   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class	Ultra
Dynamic Small Cap Growth Fund	1.50%	2.12%	2.12%	n/a	1.10%	n/a	n/a
Micro Cap Fund	1.70	n/a	2.20	n/a	1.45	n/a	n/a
Small Cap Core Fund	n/a	n/a	n/a	n/a	1.00	n/a	n/a
Small Cap Equity Fund	1.38	2.12	2.12	0.80%	1.00	n/a	n/a
Small Cap Growth Fund	1.25	1.87	1.87	n/a	1.00	0.85%	n/a
Small Cap Value Fund	1.25	2.00	2.00	0.91	1.00	n/a	0.86%
Strategic Small Cap Value Fund	1.60	n/a	2.10	1.15	1.35	n/a	n/a
U.S. Small Company Fund	1.26	n/a	1.76	n/a	1.01	0.83	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2008.

Effective November 1, 2007, the contractual expense limitations for the Small Cap Equity Fund were changed from 0.65% to 0.80% and 0.85% to 1.00% for Class R5 and Select Class Shares, respectively.

Effective February 1, 2008, the contractual expense limitations for the Micro Cap Fund were changed to 1.50%, 2.00% and 1.25% for Class A, Class C and Select Class Shares, respectively.

For the six months ended December 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$319	$3	$88	$410	—
Micro Cap Fund	76	3	—	79	—
Small Cap Core Fund	—	—	276	276	—
Small Cap Equity Fund	530	181	215	926	—
Small Cap Growth Fund	—	40	279	319	—
Small Cap Value Fund	—	74	400	474	—
Strategic Small Cap Value Fund	38	4	3	45	$56
U.S. Small Company Fund	61	19	28	108	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$8	$3	—	$11
Small Cap Core Fund	20	30	$852	902
Small Cap Equity Fund	365	122	—	487
Small Cap Growth Fund	—	3	—	3
Small Cap Value Fund	—	7	—	7

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Small Cap Growth Fund and Small Cap Value Fund, from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds, TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator, and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Dynamic Small Cap Growth Fund	$126,073	$122,415
Micro Cap Fund	7,718	13,296
Small Cap Core Fund	135,569	271,086
Small Cap Equity Fund	313,771	405,313
Small Cap Growth Fund	229,302	264,134
Small Cap Value Fund	162,394	232,075
Strategic Small Cap Value Fund	9,172	4,286
U.S. Small Company Fund	79,488	120,538

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$254,031	$44,232	$8,852	$35,380
Micro Cap Fund	16,359	1,823	2,266	(443)
Small Cap Core Fund	861,672	155,614	97,952	57,662
Small Cap Equity Fund	1,344,063	255,912	126,772	129,140
Small Cap Growth Fund	593,731	124,929	34,546	90,383
Small Cap Value Fund	832,613	127,127	85,025	42,102
Strategic Small Cap Value Fund	9,543	854	985	(131)
U.S. Small Company Fund	78,970	6,727	7,591	(864)

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

90   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2007. Average borrowings for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Micro Cap Fund	$4,298	1	$1
Small Cap Growth Fund	864	1	—	(a)
U.S. Small Company Fund	3,317	6	3

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA, now known as JPMorgan Investment Advisors Inc., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   91

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

92   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   93

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

94   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,030.00	$7.65	1.50%
Hypothetical*	1,000.00	1,017.60	7.61	1.50
Class B
Actual*	1,000.00	1,027.40	10.75	2.10
Hypothetical*	1,000.00	1,014.53	10.68	2.10
Class C
Actual*	1,000.00	1,026.90	10.75	2.10
Hypothetical*	1,000.00	1,014.53	10.68	2.10
Select Class
Actual*	1,000.00	1,032.70	5.62	1.10
Hypothetical*	1,000.00	1,019.61	5.58	1.10

Micro Cap Fund
Class A
Actual*	1,000.00	885.10	8.15	1.71
Hypothetical*	1,000.00	1,016.49	8.72	1.71
Class C
Actual*	1,000.00	882.40	10.50	2.21
Hypothetical*	1,000.00	1,013.98	11.24	2.21
Select Class
Actual*	1,000.00	886.20	6.92	1.46
Hypothetical*	1,000.00	1,017.80	7.41	1.46

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   95

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007	Annualized Expense Ratio
Small Cap Core Fund
Select Class
Actual*	1,000.00	878.30	3.78	0.80
Hypothetical*	1,000.00	1,021.11	4.06	0.80

Small Cap Equity Fund
Class A
Actual*	1,000.00	931.50	5.83	1.20
Hypothetical*	1,000.00	1,019.10	6.09	1.20
Class B
Actual*	1,000.00	929.30	8.24	1.70
Hypothetical*	1,000.00	1,016.59	8.62	1.70
Class C
Actual*	1,000.00	929.40	8.24	1.70
Hypothetical*	1,000.00	1,016.59	8.62	1.70
Class R5**
Actual*	1,000.00	933.90	3.40	0.70
Hypothetical*	1,000.00	1,021.62	3.56	0.70
Select Class
Actual*	1,000.00	932.90	4.37	0.90
Hypothetical*	1,000.00	1,020.61	4.57	0.90

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,033.40	6.39	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class B
Actual*	1,000.00	1,029.70	9.49	1.85
Hypothetical*	1,000.00	1,015.79	9.42	1.85
Class C
Actual*	1,000.00	1,029.50	9.49	1.85
Hypothetical*	1,000.00	1,015.79	9.42	1.85
Select Class
Actual*	1,000.00	1,034.00	5.11	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00
Institutional Class
Actual*	1,000.00	1,035.40	4.35	0.85
Hypothetical*	1,000.00	1,020.86	4.32	0.85

Small Cap Value Fund
Class A
Actual*	1,000.00	870.10	5.92	1.25
Hypothetical*	1,000.00	1,018.80	6.39	1.25
Class B
Actual*	1,000.00	867.40	8.78	1.86
Hypothetical*	1,000.00	1,015.74	9.48	1.86
Class C
Actual*	1,000.00	867.60	8.78	1.86
Hypothetical*	1,000.00	1,015.74	9.48	1.86
Class R5**
Actual*	1,000.00	871.80	4.28	0.91
Hypothetical*	1,000.00	1,020.56	4.62	0.91

96   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007	Annualized Expense Ratio
Select Class
Actual*	1,000.00	871.40	4.70	1.00
Hypothetical*	1,000.00	1,020.11	5.08	1.00
Ultra Class
Actual*	1,000.00	871.70	4.05	0.86
Hypothetical*	1,000.00	1,020.81	4.37	0.86

Strategic Small Cap Value Fund
Class A
Actual*	1,000.00	853.10	7.50	1.60
Hypothetical*	1,000.00	1,017.04	8.16	1.60
Class C
Actual*	1,000.00	850.00	9.81	2.10
Hypothetical*	1,000.00	1,014.53	10.68	2.10
Class R5**
Actual***	1,000.00	915.70	4.59	1.15
Hypothetical*	1,000.00	1,019.41	5.79	1.15
Select Class
Actual*	1,000.00	854.40	6.34	1.35
Hypothetical*	1,000.00	1,018.30	6.90	1.35

U.S. Small Company Fund
Class A
Actual****	1,000.00	955.70	2.04	1.25
Hypothetical*	1,000.00	1,018.85	6.34	1.25
Class C
Actual****	1,000.00	954.70	2.83	1.73
Hypothetical*	1,000.00	1,016.39	8.82	1.73
Select Class
Actual*	1,000.00	867.90	4.79	1.02
Hypothetical*	1,000.00	1,020.01	5.18	1.02
Institutional Class
Actual*	1,000.00	868.30	3.94	0.84
Hypothetical*	1,000.00	1,020.91	4.27	0.84

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

***	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 154/365 (to reflect the one-half year period). The Class commenced operations on July 31, 2007.

****	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the one-half year period). The Class commenced operations on November 1, 2007.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

98   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b–1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund, and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Micro Cap Fund, Small Cap Core Fund, Small Cap Equity Fund, Strategic Small Cap Value Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Dynamic Small Cap Growth Fund’s performance in the first, second and second quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Micro Cap Fund’s performance in the fifth quintile for Class A shares and in the fifth quintile for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and concluded that they were satisfied with the Advisor’s analysis of the Fund’s performance. The Trustees requested the Fund’s Advisor to review the Fund with the members of the Equity sub-committee at each of their regular meetings over the course of the year.

The Trustees noted the Small Cap Core Fund’s performance in the third, third and fourth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Equity Fund’s performance in the first, first and second quintiles for Class A shares and in the first quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Growth Fund’s performance in the first quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Small Cap Value Fund’s performance in the second, third and third quintiles for the Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Strategic Small Cap Value Fund appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the U.S. Small Company Fund’s performance in the third, fifth and fifth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the

100   JPMORGAN SMALL CAP FUNDS        DECEMBER 31, 2007

review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Micro Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fifth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Strategic Small Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for the Select Class shares was in the first quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2007        JPMORGAN SMALL CAP FUNDS   101

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-SC-1207

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	54
Financial Highlights	72
Notes to Financial Statements	92
Trustees	100
Officers	102
Schedule of Shareholder Expenses	103
Board Approval of Investment Advisory Agreements	106

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Mid/Multi Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007.”

Challenges mount in second half of 2007

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the final six months of the year, the S&P 500 Index posted a total return of –1.37%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, growth stocks outpaced their value counterparts across the board. In the mid-cap segment, the Russell Midcap Growth Index returned 0.41%, while the Russell Midcap Value Index returned –9.30%. In the multi-cap space, the Russell 3000 Growth Index returned 2.93%, and the Russell 3000 Value Index returned –6.62%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,040,639
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned 4.84%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the 0.41% return for the Russell Midcap Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, technology and healthcare sectors. At the individual stock level, Amphenol Corp., a manufacturer of electrical and fiber optic connectors, contributed to performance. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets. ANSYS Inc., an engineering simulation software developer, also helped returns. The company’s shares advanced after Ansys issued a fourth-quarter and fiscal 2007 profit outlook that was roughly in line with estimates. Additionally, the company reported third-quarter profit that more than doubled due to increased sales and cost controls. Another contributor to performance was GameStop Corp., whose third-quarter profit nearly tripled due to increased revenues, solid same-store sales growth and strong market share. In addition, the company’s new video hardware sales more than doubled, compared to the same 13-week period a year earlier.

On the negative side, an underweight in materials and energy sectors as well as stock selection in the consumer staples sector hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings Inc., a supplier of electronic payment equipment, also hurt returns. The company’s shares declined after announcing the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor from performance was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.5%
2.	MasterCard, Inc., Class A	1.7
3.	Roper Industries, Inc.	1.6
4.	Time Warner Telecom, Inc., Class A	1.6
5.	Southwestern Energy Co.	1.6
6.	General Cable Corp.	1.6
7.	Forest Oil Corp.	1.5
8.	VCA Antech, Inc.	1.5
9.	ANSYS, Inc.	1.4
10.	Cabot Oil & Gas Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.1%
Consumer Discretionary	18.0
Industrials	16.5
Health Care	14.5
Energy	11.4
Financials	8.7
Materials	3.3
Telecommunication Services	2.5
Consumer Staples	1.5
Utilities	1.0
Short-Term Investment	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –0.67%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		17.04%	17.77%	7.78%
With Sales Charge*		10.89	16.51	7.20
CLASS B SHARES	11/4/93
Without CDSC		16.47	17.17	7.35
With CDSC**		11.47	16.96	7.35
CLASS C SHARES	1/2/98
Without CDSC		16.45	17.14	7.14
With CDSC***		15.45	17.14	7.14
SELECT CLASS SHARES	1/25/96	17.35	18.15	8.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, Russell Midcap Growth Index, and Lipper Mid-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher financial growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,310,444
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and secondarily, current income by investing primarily in equity securities,* returned 4.86%** (Select Class Shares) over the six months ended December 31, 2007, compared to the 0.41% return for the Russell Midcap Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, technology and healthcare sectors. At the individual stock level, Amphenol Corp., a manufacturer of electrical and fiber optic connectors, contributed to performance. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets. ANSYS Inc., an engineering simulation software developer, also helped returns. The company’s shares advanced after Ansys issued a fourth-quarter and fiscal 2007 profit outlook that was roughly in line with estimates. Additionally, the company reported third-quarter profit that more than doubled due to increased sales and cost controls. Another contributor to performance was GameStop Corp., whose third-quarter profit nearly tripled due to increased revenues, solid same-store sales growth and strong market share. In addition, the company’s new video hardware sales more than doubled, compared to the same 13-week period a year earlier.

On the negative side, underweights in the materials and energy sectors as well as stock selection in the consumer staples sector hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings Inc., a supplier of electronic payment equipment, also hurt returns. The company’s shares declined after announcing the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor from performance was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.5%
2.	MasterCard, Inc., Class A	1.7
3.	Roper Industries, Inc.	1.6
4.	Time Warner Telecom, Inc., Class A	1.6
5.	Southwestern Energy Co.	1.6
6.	General Cable Corp.	1.6
7.	Forest Oil Corp.	1.5
8.	VCA Antech, Inc.	1.5
9.	ANSYS, Inc.	1.4
10.	Cabot Oil & Gas Corp.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	21.2%
Consumer Discretionary	18.1
Industrials	16.5
Health Care	14.6
Energy	11.5
Financials	8.7
Materials	3.3
Telecommunication Services	2.5
Consumer Staples	1.5
Utilities	1.0
Short-Term Investment	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		16.84%	15.38%	10.44%
With Sales Charge*		10.69	14.13	9.85
CLASS B SHARES	1/14/94
Without CDSC		16.07	14.59	9.78
With CDSC**		11.07	14.36	9.78
CLASS C SHARES	11/4/97
Without CDSC		16.08	14.58	9.74
With CDSC***		15.08	14.58	9.74
SELECT CLASS SHARES	3/2/89	17.11	15.66	10.72
ULTRA SHARES	2/22/05	17.23	15.73	10.76

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index, which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$449,050
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –6.43%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –9.30% return for the Russell Midcap Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. At the individual stock level, Hilton Hotels Corp., a hotel franchise, contributed to performance. The company’s shares surged after The Blackstone Group announced plans to acquire it at a 40% premium in an all-cash transaction. Many lodging companies have recently gone private in similar transactions, but Hilton is the largest and has continued to demonstrate strong industry fundamentals in the U.S. and internationally. Murphy Oil Corp., an oil and gas explorer and producer, also helped returns. The company posted better-than-expected quarterly results, benefiting from higher-than-average oil prices, increased production volumes and lower maintenance costs.

On the negative side, stock selection in the energy and materials sectors hurt returns. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Biovail Corp., a specialty pharmaceutical company, detracted from performance. The company’s shares tumbled after the U.S. Food and Drug Administration rejected its new drug application for a once-daily version of its bupropion salt antidepressant, which potentially pushed back the approval date by at least a year. Problems at the company were further compounded by lackluster quarterly earnings due to increased competition for its Wellbutrin antidepressant drug. Jarden Corp., a consumer products company, also hurt returns. The company was hindered by a tough retail environment, driven by weaker consumer spending, that pressured retailers to scale back their inventories.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	1.9%
2.	V.F. Corp.	1.5
3.	Devon Energy Corp.	1.4
4.	Old Republic International Corp.	1.4
5.	PG&E Corp.	1.4
6.	Safeway, Inc.	1.3
7.	Assurant, Inc.	1.3
8.	AutoZone, Inc.	1.3
9.	Marriott International, Inc., Class A	1.3
10.	American Electric Power Co., Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.9%
Consumer Discretionary	21.1
Utilities	11.8
Consumer Staples	9.0
Industrials	8.8
Energy	7.7
Materials	5.6
Information Technology	4.5
Health Care	4.1
Telecommunication Services	2.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		0.71%	14.55%	9.21%
With Sales Charge*		(4.58)	13.32	8.63
CLASS B SHARES	1/14/94
Without CDSC		0.09	13.79	8.56
With CDSC**		(4.91)	13.55	8.56
CLASS C SHARES	3/22/99
Without CDSC		0.13	13.81	8.47
With CDSC***		(0.87)	13.81	8.47
SELECT SHARES	3/2/89	0.97	14.84	9.48
ULTRA SHARES	2/22/05	1.08	14.94	9.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index, which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$309,424
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned 10.87%** (Class A Shares, no sales charge) over the six months ended December 31, 2007, compared to the 2.93% return for the Russell 3000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, financial service and technology sectors. At the individual stock level, Apple Inc., which provides Macintosh hardware, software, and Internet tools, contributed to performance. The company reported solid fiscal fourth-quarter profits, driven by unprecedented momentum in its Macintosh computer business, demand for iPods and the successful launch of the iPhone. Monsanto Co., an agricultural product and service provider, also helped returns. The company announced third- and fourth-quarter earnings that exceeded expectations, driven by strong sales and improved pricing. Another contributor to performance was Research in Motion Ltd., a wireless solutions provider. Shares advanced after the company reported that earnings doubled in the third-quarter and exceeded expectations. The company also reported strong holiday sales.

On the negative side, an underweight in the consumer staples, integrated oils and energy sectors hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, detracted from performance. The company was placed on a negative rating watch by Fitch Ratings due to its exposure to collateralized debt obligations and residential mortgage-backed securities. VeriFone Holdings Inc., a supplier of electronic payment equipment, also hurt returns. The company’s shares declined after an announcement of the need to restate results from the first three quarters of fiscal 2007. The restatement was necessary because the company incorrectly valued products in its inventory and, after accounting for higher inventory costs, expected a reduction in its pre-tax income. Another detractor from performance was Bare Escentuals Inc., a retailer of cosmetics and body care products. The company was hurt by decreased margins due partially to increased reliance on the wholesale segment and competition, particularly from celebrity-backed products.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	2.1%
2.	Apple, Inc.	2.0
3.	Google, Inc., Class A	1.8
4.	Microsoft Corp.	1.8
5.	Cisco Systems, Inc.	1.5
6.	MasterCard, Inc., Class A	1.5
7.	Merck & Co., Inc.	1.5
8.	VCA Antech, Inc.	1.4
9.	Intel Corp.	1.4
10.	Southwestern Energy Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.1%
Consumer Discretionary	14.7
Industrials	12.5
Health Care	11.2
Financials	8.5
Energy	8.3
Materials	3.9
Telecommunication Services	3.6
Consumer Staples	1.7
Utilities	0.9
Short-Term Investment	7.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was 5.09%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		25.07%	20.53%	(0.90)%
With Sales Charge*		18.54	19.22	(1.55)
CLASS B SHARES	10/29/99
Without CDSC		24.17	19.71	(1.57)
With CDSC**		19.17	19.52	(1.57)
CLASS C SHARES	5/1/06
Without CDSC		24.31	19.74	(1.58)
With CDSC***		23.31	19.74	(1.58)
SELECT CLASS SHARES	5/1/06	25.45	20.63	(0.85)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, Russell 3000 Growth Index and Lipper Multi-Cap Growth Funds Index from October 29, 1999 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$217,749
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, which seeks long-term capital growth, * returned 0.02%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –3.92% return for the Russell Midcap Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and information technology sectors. At the individual stock level, Amphenol Corp., an electronic connector maker, contributed to performance. The company lifted its annual outlook after posting strong third-quarter results, citing strong sales to the military, commercial aerospace, automotive and mobile device markets. ANSYS Inc., an engineering simulation software developer, also helped returns. The company reported record earnings due to increased sales of software licenses and stringent cost controls. In addition, shares advanced after the company issued a fourth-quarter and fiscal 2007 profit outlook that was in line with expectations.

On the negative side, stock selection in the energy and consumer staples sectors hurt returns. At the individual stock level, Security Capital Assurance Ltd., a financial guaranty insurer, was among the detractors from performance. The company was placed on a negative rating watch by Fitch Ratings due to exposure to collateralized debt obligations and residential mortgage-backed securities. Synovus Financial Corp., a diversified financial services company, also hurt returns. The company lowered its 2007 earnings guidance, citing increased credit costs and declining growth in loan originations.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	1.7%
2.	Coventry Health Care, Inc.	1.5
3.	Synovus Financial Corp.	1.3
4.	Williams Cos., Inc.	1.1
5.	WABCO Holdings, Inc.	1.1
6.	Burger King Holdings, Inc.	1.1
7.	Questar Corp.	1.0
8.	Assurant, Inc.	1.0
9.	Devon Energy Corp.	1.0
10.	Cincinnati Financial Corp.	1.0

PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	18.5%
Financials	16.7
Information Technology	12.6
Industrials	12.5
Health Care	9.8
Energy	9.5
Utilities	6.9
Materials	4.4
Consumer Staples	4.0
Telecommunication Services	2.9
Short-Term Investment	2.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	9.81%	16.77%	11.65%

TEN YEAR FUND PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, Russell Midcap Index, and Lipper Mid-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the smallest 800 companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$7,262,000
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –4.61%** (Institutional Class Shares) over the six months ended December 31, 2007, compared to the –9.30% return for the Russell Midcap Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. At the individual stock level, Hilton Hotels Corp., a hotel franchise, contributed to performance. The company’s shares surged after The Blackstone Group announced plans to acquire it at a 40% premium in an all-cash transaction. Many lodging companies have recently gone private in similar transactions, but Hilton is the largest and has continued to demonstrate strong industry fundamentals in the U.S. and internationally. Sigma-Aldrich Corp., which manufactures chemical and biochemical products for laboratory research, also helped returns. The company announced better-than-expected results for consecutive quarters, citing strong profit margins, sales growth and better-than-anticipated international business.

On the negative side, stock selection in the energy and materials sectors hurt returns. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets (large-cap stocks, U.S. Treasury bonds). At the individual stock level, Synovus Financial Corp., a diversified financial services company, detracted from performance. The company lowered its 2007 earnings guidance, citing increased credit costs and declining growth in loan originations. M&T Bank Corp., a mid-Atlantic regional bank, also hurt returns. As concerns about sub-prime mortgages significantly devalued mortgage-backed securities, particularly Alt-A mortgage loans, the company’s earnings fell in early 2007. The company also posted disappointing third-quarter results, citing mortgage and other loan losses from rising delinquencies.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that have the potential to grow intrinsic value per share. The research process is designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	2.4%
2.	Williams Cos., Inc.	2.3
3.	Coventry Health Care, Inc.	2.3
4.	Assurant, Inc.	2.1
5.	Devon Energy Corp.	2.1
6.	Cincinnati Financial Corp.	2.0
7.	Brown-Forman Corp., Class B	1.8
8.	American Electric Power Co., Inc.	1.8
9.	PG&E Corp.	1.8
10.	M&T Bank Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Financials	25.3%
Consumer Discretionary	19.1
Utilities	13.0
Industrials	8.5
Energy	7.6
Consumer Staples	6.7
Materials	5.7
Health Care	5.4
Information Technology	4.4
Telecommunication Services	3.4
Short-Term Investment	0.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		2.36%	15.28%	15.50%
With Sales Charge*		(3.02)	14.04	14.87
CLASS B SHARES	4/30/01
Without CDSC		1.84	14.61	15.02
With CDSC**		(3.16)	14.38	15.02
CLASS C SHARES	4/30/01
Without CDSC		1.83	14.61	15.04
With CDSC***		0.83	14.61	15.04
SELECT CLASS SHARES	10/31/01	2.83	15.84	15.88
INSTITUTIONAL CLASS SHARES	11/13/97	2.60	15.57	15.71

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, Russell Midcap Value Index, and Lipper Mid-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth rates. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,355,008
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –5.06%** (Select Class Shares) over the six months ended December 31, 2007, compared to the 2.40% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark during the period, facing particular difficulties from July 31 through December. These difficulties appeared to be widespread for relative value, market-neutral and quantitative equity managers. Intense de-leveraging activity across global equity markets in July and August negatively affected market-neutral strategies and, consequently, the Fund’s performance. During this period, we believe certain large, highly leveraged traders rapidly reduced the size of their market-neutral portfolios, indiscriminately selling long positions and buying back short positions to reduce total portfolio exposure. This intense liquidation activity resulted in uncharacteristically sharp price increases for many short stock positions, as investors bought them back to cover short exposures. Furthermore, the prices of many attractively valued stocks fell further, because they came under pressure from traders selling their long positions.

Specifically, the Fund underperformed its benchmark due to its overall stock selection process, which is driven by valuation and fundamentals. In particular, valuation produced negative returns during the period. Conversely, fundamentals, such as growth and balance sheet factors, had a positive impact on stock selection but not enough to offset the weakness from valuation. Stocks within the Fund are assigned to one of five super-sectors: consumer, financial, industrials, technology and healthcare. During the period, technology worked the best and financial the least. The Fund continued to employ a sector-neutral approach, selecting the best stocks and industries within each of 20 sectors. The Fund’s top three contributing industries were communication services, hardware and retail, while its bottom three detracting industries were capital equipment, health technology and asset management.

With respect to long positions at the individual stock level, Golden Telecom Inc., Terra Industries Inc. and CF Industries Holdings Inc. were the top performers. For short positions, Spansion Inc., Chico’s FAS Inc. and Circuit City Stores Inc. added to returns. On the downside, Washington Mutual Inc., NutriSystem Inc. and First Marblehead Corp. hindered performance on the long end, while Mosaic Co., Onyx Pharmaceutical Inc. and LKQ Corp. dragged on the short end.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 400 positions in the Fund during the period. The Fund was extremely well-diversified, and maintained sector- and dollar-neutrality as part of our risk management process. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. We attempted to produce alpha over the benchmark for the full market cycle, applying a low risk strategy that is non-correlated to stocks and bonds.

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***

1.	Amazon.com, Inc.	0.5%
2.	Assurant, Inc.	0.5
3.	Celanese Corp., Class A	0.5
4.	Duke Energy Corp.	0.4
5.	Textron, Inc.	0.4
6.	Apache Corp.	0.4
7.	Noble Energy, Inc.	0.4
8.	priceline.com, Inc.	0.4
9.	OM Group, Inc.	0.4
10.	Intuitive Surgical, Inc.	0.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Arch Coal, Inc.	0.5%
2.	Consol Energy, Inc.	0.5
3.	Joy Global, Inc.	0.5
4.	Electronic Arts, Inc.	0.5
5.	THQ, Inc.	0.5
6.	Bucyrus International, Inc.	0.5
7.	Respironics, Inc.	0.4
8.	United Natural Foods, Inc.	0.4
9.	Foundation Coal Holdings, Inc.	0.4
10.	Community Health Systems, Inc.	0.4

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Consumer Discretionary	20.4%
Industrials	15.4
Information Technology	14.0
Health Care	11.5
Financials	11.3
Energy	7.2
Materials	6.5
Utilities	5.5
Consumer Staples	3.8
Telecommunication Services	1.5
Short-Term Investment	2.9

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	16.7%
Consumer Discretionary	15.3
Industrials	14.9
Financials	12.1
Health Care	11.8
Energy	9.3
Consumer Staples	6.5
Utilities	6.2
Materials	5.2
Telecommunication Services	2.0

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of December 31, 2007. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of December 31, 2007. The Fund’s composition is subject to change.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(2.77)%	2.86%	3.34%
With Sales Charge*		(7.89)	1.04	2.14
CLASS B SHARES	5/23/03
Without CDSC		(3.50)	2.11	2.57
With CDSC**		(8.50)	1.14	2.17
CLASS C SHARES	5/23/03
Without CDSC		(3.42)	2.14	2.59
With CDSC***		(4.42)	2.14	2.59
SELECT CLASS SHARES	5/23/03	(2.47)	3.14	3.60

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index which represents the performance of 3-month U.S. Treasury bills and it is based on a single issue held for a month, sold and then rolled into a new issue the next month. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$465,198
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –4.75%** (Class C Shares, no sales charge) over the six months ended December 31, 2007, compared to the –6.62% for the Russell 3000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial, healthcare and information technology sectors. At the individual stock level, Charles Schwab Corp., a financial services firm, contributed to performance. The company benefited from strong account growth and net asset inflows. In addition, the company received approximately $2.5 billion in after-tax proceeds from the sale of U.S. Trust to Bank of America, which it used to enhance shareholder value by undertaking a Dutch Tender Auction and paying a special dividend. Devon Energy Corp., an oil and natural gas exploration and production company, also helped returns. The company’s shares rose after it reported solid earnings results, driven by increased U.S. onshore production volumes and improving profitability. Another contributor to performance was Assurant Inc., a U.S. specialty insurer. The company reported solid results, driven by increased premium growth in its specialty property unit and higher-than-expected investment income. Analysts revised earnings estimates upward, based on lower-than-expected year-to-date catastrophic losses and increased volumes in its creditor-placed homeowners business.

On the negative side, stock selection in the industrials, energy and utility sectors detracted from results. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments like the Fund which include higher risk/reward potential as a result of their small-cap and mid-cap stocks components and seek the relative safety of “less risky” assets. At the individual stock level, Cemex S.A.B. de C.V., a cement manufacturer, hurt returns. The company’s shares declined on weak operating profits from lower cement volumes. Additionally, the company reduced earnings expectations due to a decline in U.S. sales, resulting from ongoing weakness in U.S. residential construction. Synovus Financial Corp., a diversified financial services company, also hurt returns. The company lowered its 2007 earnings guidance, citing increased credit costs and declining growth in loan originations. Another detractor from performance was United Community Banks Inc., which provides personal and business banking services in Georgia and North Carolina. Management lowered future guidance and announced a loan loss provision due to the company’s loan exposure to a fraudulent residential developer in North Carolina. Slower loan growth and margin compression also proved detrimental.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies possessing the ability to generate cash flow and effectively allocate excess capital in order to maximize their intrinsic value per share. The research process is designed to find companies that we define as durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Synovus Financial Corp.	4.9%
2.	Devon Energy Corp.	3.9
3.	W.P. Carey & Co. LLC	3.6
4.	Clear Channel Communications, Inc.	2.7
5.	SEACOR Holdings, Inc.	2.6
6.	Agree Realty Corp.	2.5
7.	ProAssurance Corp.	2.4
8.	National Healthcare Corp.	2.3
9.	National Health Investors, Inc.	2.2
10.	Anheuser-Busch Cos., Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***

Financials	39.0%
Consumer Discretionary	17.2
Energy	13.4
Consumer Staples	6.5
Health Care	6.2
Industrials	5.8
Materials	5.8
Investment Company	1.5
Telecommunication Services	1.4
Information Technology	1.1
Utilities	0.7
Short-Term Investment	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class C Shares including a sales charge was –5.75%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		2.91%	11.13%
With Sales Charge*		(2.49)	9.04
CLASS C SHARES	2/28/05
Without CDSC		2.35	10.57
With CDSC**		1.35	10.57
SELECT CLASS SHARES	2/28/05	3.41	11.46
INSTITUTIONAL CLASS SHARES	2/28/05	3.16	11.40

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class C Shares of the JPMorgan Value Advantage Fund, Russell 3000 Value Index and Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2007. The Fund has changed the class used in the graph from Class A to Class C because Class C is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class C Shares have a $1,000 minimum initial investment and carry a 1.00% CDSC for the one year period after investment and 0% thereafter.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.3%
	Common Stocks — 98.3%
	Aerospace & Defense — 2.5%
88	Precision Castparts Corp.	12,205
185	Rockwell Collins, Inc.	13,304
		25,509
	Auto Components — 3.8%
245	BorgWarner, Inc.	11,860
807	Gentex Corp.	14,346
266	WABCO Holdings, Inc.	13,344
		39,550
	Biotechnology — 0.6%
144	Celgene Corp. (a)	6,631
	Capital Markets — 5.9%
89	Affiliated Managers Group, Inc. (a) (c)	10,426
252	Investment Technology Group, Inc. (a)	11,998
232	Lazard Ltd., Class A (Bermuda)	9,422
98	Northern Trust Corp.	7,474
189	T. Rowe Price Group, Inc.	11,506
534	TD AMERITRADE Holding Corp. (a)	10,706
		61,532
	Chemicals — 2.6%
285	Ecolab, Inc.	14,585
361	Rockwood Holdings, Inc. (a)	11,992
		26,577
	Commercial Services & Supplies — 3.7%
447	Corrections Corp. of America (a)	13,188
229	Stericycle, Inc. (a)	13,579
387	Waste Connections, Inc. (a)	11,946
		38,713
	Communications Equipment — 1.1%
182	Harris Corp.	11,420
	Computers & Peripherals — 0.7%
295	Seagate Technology (Cayman Islands)	7,528
	Construction & Engineering — 1.5%
212	Quanta Services, Inc. (a) (c)	5,568
159	Shaw Group, Inc. (The) (a)	9,610
		15,178
	Diversified Consumer Services — 1.5%
135	Apollo Group, Inc., Class A (a)	9,442
67	ITT Educational Services, Inc. (a)	5,730
		15,172
	Diversified Financial Services — 1.2%
371	Interactive Brokers Group, Inc. (a)	12,000
	Diversified Telecommunication Services — 1.6%
838	Time Warner Telecom, Inc., Class A (a)	17,009
	Electrical Equipment — 3.8%
23	First Solar, Inc. (a)	6,224
222	General Cable Corp. (a)	16,283
273	Roper Industries, Inc.	17,055
		39,562
	Electronic Equipment & Instruments — 4.3%
565	Amphenol Corp., Class A	26,208
183	Dolby Laboratories, Inc., Class A (a)	9,114
302	Flir Systems, Inc. (a)	9,459
		44,781
	Energy Equipment & Services — 6.3%
221	Cameron International Corp. (a)	10,656
120	Exterran Holdings, Inc. (a)	9,849
236	Helmerich & Payne, Inc.	9,444
109	National Oilwell Varco, Inc. (a)	8,014
164	Noble Corp.	9,268
161	Oceaneering International, Inc. (a)	10,816
132	W-H Energy Services, Inc. (a)	7,437
		65,484
	Food & Staples Retailing — 0.7%
169	Whole Foods Market, Inc. (c)	6,908
	Food Products — 0.8%
149	Wm. Wrigley, Jr., Co.	8,747
	Gas Utilities — 1.0%
200	Questar Corp.	10,831
	Health Care Equipment & Supplies — 3.8%
95	Beckman Coulter, Inc.	6,945
187	Dentsply International, Inc.	8,428
196	Hologic, Inc. (a)	13,479
185	IDEXX Laboratories, Inc. (a)	10,829
		39,681
	Health Care Providers & Services — 5.1%
138	Coventry Health Care, Inc. (a)	8,182
209	DaVita, Inc. (a)	11,800
108	Humana, Inc. (a)	8,156
273	Lincare Holdings, Inc. (a)	9,606
354	VCA Antech, Inc. (a)	15,649
		53,393

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.0%
188	Cerner Corp. (a) (c)	10,575
	Hotels, Restaurants & Leisure — 2.2%
491	Burger King Holdings, Inc.	13,993
239	Panera Bread Co., Class A (a) (c)	8,564
		22,557
	Household Durables — 1.0%
104	Garmin Ltd. (Cayman Islands)	10,069
	Industrial Conglomerates — 1.1%
188	McDermott International, Inc. (a)	11,092
	Insurance — 1.6%
199	National Financial Partners Corp. (c)	9,053
198	Philadelphia Consolidated Holding Co. (a)	7,772
		16,825
	Internet Software & Services — 0.6%
178	DealerTrack Holdings, Inc. (a)	5,944
	IT Services — 3.5%
488	Genpact Ltd. (a) (Bermuda)	7,439
82	MasterCard, Inc., Class A	17,711
482	VeriFone Holdings, Inc. (a) (c)	11,202
		36,352
	Life Sciences Tools & Services — 1.7%
144	Covance, Inc. (a)	12,499
85	Illumina, Inc. (a)	5,037
		17,536
	Machinery — 3.1%
53	Bucyrus International, Inc.	5,248
69	Cummins, Inc.	8,750
153	Kaydon Corp. (c)	8,345
259	Pall Corp.	10,427
		32,770
	Media — 1.2%
261	DreamWorks Animation SKG, Inc., Class A (a)	6,661
3	Gemstar-TV Guide International, Inc. (a)	15
74	Morningstar, Inc. (a)	5,761
		12,437
	Metals & Mining — 0.7%
139	Century Aluminum Co. (a)	7,519
	Multiline Retail — 0.9%
444	Saks, Inc. (a) (c)	9,213
	Office Electronics — 1.1%
326	Zebra Technologies Corp., Class A (a)	11,326
	Oil, Gas & Consumable Fuels — 5.1%
368	Cabot Oil & Gas Corp.	14,840
311	Forest Oil Corp. (a)	15,811
168	SandRidge Energy, Inc. (a) (c)	6,025
299	Southwestern Energy Co. (a)	16,666
		53,342
	Pharmaceuticals — 2.2%
157	Allergan, Inc.	10,054
183	Shire plc ADR (United Kingdom)	12,645
		22,699
	Road & Rail — 0.8%
296	J.B. Hunt Transport Services, Inc.	8,166
	Semiconductors & Semiconductor Equipment — 5.0%
231	Broadcom Corp., Class A (a)	6,040
168	KLA-Tencor Corp.	8,105
159	MEMC Electronic Materials, Inc. (a)	14,097
431	NVIDIA Corp. (a)	14,669
214	Tessera Technologies, Inc. (a) (c)	8,886
		51,797
	Software — 4.8%
257	Amdocs Ltd. (a) (United Kingdom)	8,848
358	ANSYS, Inc. (a)	14,847
217	Autodesk, Inc. (a)	10,813
135	NAVTEQ Corp. (a)	10,229
267	Nuance Communications, Inc. (a)	4,995
		49,732
	Specialty Retail — 7.4%
303	AnnTaylor Stores Corp. (a)	7,742
337	Barnes & Noble, Inc.	11,606
151	Best Buy Co., Inc.	7,966
198	GameStop Corp., Class A (a)	12,323
210	J Crew Group, Inc. (a)	10,143
414	Penske Auto Group, Inc.	7,222
389	PetSmart, Inc.	9,160
415	Urban Outfitters, Inc. (a)	11,302
		77,464
	Wireless Telecommunication Services — 0.8%
196	Rogers Communications, Inc., Class B (Canada)	8,846
	Total Long-Term Investments (Cost $833,336)	1,022,467

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.5%
	Investment Company — 1.5%
15,706	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $15,706)	15,706

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 5.5%
	Certificates of Deposit — 0.5%
1,700	Bank of Tokyo, UFJ Ltd., New York, FRN, 5.00%, 01/24/08	1,700
1,000	Depfa Bank, New York FRN, 5.00%, 01/29/08	1,000
2,500	Dexia Bank (United Kingdom), FRN, 4.99%, 01/24/08	2,500
		5,200
	Corporate Notes — 3.6%
5,850	Alliance & Leicester plc (United Kingdom), FRN, 5.26%, 01/08/08	5,850
6,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	6,000
7,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	6,859
6,500	Dorada Finance, Inc., FRN, 4.37%, 01/14/08 (i) (s)	6,500
6,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	6,000
6,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	6,000
		37,209
	Repurchase Agreements — 1.1%
1,906	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $1,906, collateralized by U.S. Government Agency Mortgages	1,906
5,000	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
2,250	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $2,251, collateralized by U.S. Government Agency Mortgages	2,250
2,250	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $2,251, collateralized by U.S. Government Agency Mortgages	2,250
		11,406
	Time Deposit — 0.3%
3,500	Banesto S.A. (Spain), 5.36%, 01/14/08	3,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $57,315)	57,315
	Total Investments — 105.3% (Cost $906,357)	1,095,488
	Liabilities in Excess of Other Assets — (5.3)%	(54,849)
	NET ASSETS — 100.0%	$1,040,639

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.1%
	Common Stocks — 99.1%
	Aerospace & Defense — 2.5%
112	Precision Castparts Corp.	15,507
235	Rockwell Collins, Inc.	16,902
		32,409
	Auto Components — 3.9%
311	BorgWarner, Inc.	15,065
1,026	Gentex Corp.	18,227
344	WABCO Holdings, Inc.	17,231
		50,523
	Biotechnology — 0.6%
182	Celgene Corp. (a)	8,424
	Capital Markets — 6.0%
113	Affiliated Managers Group, Inc. (a) (c)	13,242
320	Investment Technology Group, Inc. (a)	15,241
294	Lazard Ltd., Class A (Bermuda)	11,971
124	Northern Trust Corp.	9,496
240	T. Rowe Price Group, Inc.	14,617
678	TD AMERITRADE Holding Corp. (a)	13,601
		78,168
	Chemicals — 2.6%
362	Ecolab, Inc.	18,528
459	Rockwood Holdings, Inc. (a)	15,234
		33,762
	Commercial Services & Supplies — 3.8%
568	Corrections Corp. of America (a)	16,756
290	Stericycle, Inc. (a)	17,250
491	Waste Connections, Inc. (a)	15,176
		49,182
	Communications Equipment — 1.1%
232	Harris Corp.	14,510
	Computers & Peripherals — 0.7%
375	Seagate Technology (Cayman Islands)	9,563
	Construction & Engineering — 1.5%
270	Quanta Services, Inc. (a) (c)	7,074
202	Shaw Group, Inc. (The) (a)	12,209
		19,283
	Diversified Consumer Services — 1.5%
171	Apollo Group, Inc., Class A (a)	11,996
85	ITT Educational Services, Inc. (a)	7,282
		19,278
	Diversified Financial Services — 1.2%
472	Interactive Brokers Group, Inc. (a)	15,245
	Diversified Telecommunication Services — 1.6%
1,065	Time Warner Telecom, Inc., Class A (a)	21,609
	Electrical Equipment — 3.8%
30	First Solar, Inc. (a)	7,907
282	General Cable Corp. (a)	20,687
346	Roper Industries, Inc.	21,664
		50,258
	Electronic Equipment & Instruments — 4.3%
718	Amphenol Corp., Class A	33,294
233	Dolby Laboratories, Inc., Class A (a)	11,580
384	Flir Systems, Inc. (a) (c)	12,016
		56,890
	Energy Equipment & Services — 6.3%
281	Cameron International Corp. (a)	13,534
153	Exterran Holdings, Inc. (a)	12,515
299	Helmerich & Payne, Inc.	11,997
139	National Oilwell Varco, Inc. (a)	10,182
208	Noble Corp.	11,777
204	Oceaneering International, Inc. (a)	13,739
168	W-H Energy Services, Inc. (a)	9,449
		83,193
	Food & Staples Retailing — 0.7%
215	Whole Foods Market, Inc. (c)	8,776
	Food Products — 0.8%
190	Wm. Wrigley, Jr., Co.	11,113
	Gas Utilities — 1.1%
254	Questar Corp.	13,758
	Health Care Equipment & Supplies — 3.7%
121	Beckman Coulter, Inc.	8,823
238	Dentsply International, Inc.	10,706
250	Hologic, Inc. (a) (c)	17,127
235	IDEXX Laboratories, Inc. (a)	13,755
		50,411
	Health Care Providers & Services — 5.2%
176	Coventry Health Care, Inc. (a)	10,398
266	DaVita, Inc. (a)	14,992
138	Humana, Inc. (a)	10,363
347	Lincare Holdings, Inc. (a)	12,204
450	VCA Antech, Inc. (a)	19,881
		67,838

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.0%
238	Cerner Corp. (a) (c)	13,434
	Hotels, Restaurants & Leisure — 2.2%
624	Burger King Holdings, Inc.	17,776
304	Panera Bread Co., Class A (a) (c)	10,882
		28,658
	Household Durables — 1.0%
132	Garmin Ltd. (Cayman Islands)	12,794
	Industrials & Conglomerates — 1.1%
239	McDermott International, Inc. (a)	14,091
	Insurance — 1.6%
252	National Financial Partners Corp. (c)	11,503
251	Philadelphia Consolidated Holding Co. (a)	9,873
		21,376
	Internet Software & Services — 0.6%
226	DealerTrack Holdings, Inc. (a)	7,551
	IT Services — 3.5%
621	Genpact Ltd. (Bermuda) (a)	9,450
105	MasterCard, Inc., Class A	22,510
612	VeriFone Holdings, Inc. (a) (c)	14,231
		46,191
	Life Sciences Tools & Services — 1.7%
183	Covance, Inc. (a)	15,878
108	Illumina, Inc. (a) (c)	6,400
		22,278
	Machinery — 3.2%
67	Bucyrus International, Inc.	6,669
87	Cummins, Inc.	11,119
194	Kaydon Corp.	10,603
329	Pall Corp.	13,245
		41,636
	Media — 1.2%
331	DreamWorks Animation SKG, Inc., Class A (a)	8,462
94	Morningstar, Inc. (a) (c)	7,322
		15,784
	Metals & Mining — 0.7%
177	Century Aluminum Co. (a)	9,553
	Multiline Retail — 0.9%
564	Saks, Inc. (a) (c)	11,704
	Office Electronics — 1.1%
415	Zebra Technologies Corp., Class A (a)	14,390
	Oil, Gas & Consumable Fuels — 5.2%
467	Cabot Oil & Gas Corp.	18,853
395	Forest Oil Corp. (a)	20,087
213	SandRidge Energy, Inc. (a) (c)	7,652
380	Southwestern Energy Co. (a)	21,171
		67,763
	Pharmaceuticals — 2.2%
199	Allergan, Inc.	12,771
233	Shire plc ADR (United Kingdom)	16,065
		28,836
	Road & Rail — 0.8%
377	J.B. Hunt Transport Services, Inc.	10,375
	Semiconductors & Semiconductor Equipment — 5.0%
294	Broadcom Corp., Class A (a)	7,673
214	KLA-Tencor Corp.	10,297
202	MEMC Electronic Materials, Inc. (a)	17,910
548	NVIDIA Corp. (a)	18,638
271	Tessera Technologies, Inc. (a)	11,290
		65,808
	Software — 4.8%
326	Amdocs Ltd. (United Kingdom) (a)	11,242
455	ANSYS, Inc. (a)	18,860
276	Autodesk, Inc. (a)	13,739
172	NAVTEQ Corp. (a)	12,996
340	Nuance Communications, Inc. (a)	6,346
		63,183
	Specialty Retail — 7.5%
385	AnnTaylor Stores Corp. (a)	9,835
428	Barnes & Noble, Inc.	14,745
192	Best Buy Co., Inc.	10,119
252	GameStop Corp., Class A (a)	15,658
267	J Crew Group, Inc. (a) (c)	12,887
526	Penske Auto Group, Inc.	9,175
495	PetSmart, Inc.	11,638
527	Urban Outfitters, Inc. (a)	14,358
		98,415
	Wireless Telecommunication Services — 0.9%
248	Rogers Communications, Inc., Class B (Canada)	11,240
	Total Long-Term Investments (Cost $1,059,363)	1,299,253

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.1%
	Investment Company — 1.1%
14,153	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $14,153)	14,153

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 6.3%
	Certificate of Deposit — 0.3%
4,499	Calyon, New York, FRN, 4.40%, 03/15/10	4,486
	Corporate Notes — 5.5%
5,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	4,984
5,000	BBVA U.S. Senior SAU (Spain), FRN, 5.18%, 03/12/10	4,977
9,700	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 06/30/08	9,689
1,000	CC USA, Inc., FRN, 4.37%, 01/25/08 (i) (s)	1,000
5,000	First Tennessee Bank N.A., FRN, 5.05%, 08/15/08	4,985
6,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	5,920
7,000	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	7,000
5,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	4,997
1,000	Monumental Global Funding III, FRN, 4.40%, 03/26/10	990
7,000	Monumental Global Funding III, FRN, 5.07%, 05/24/10	6,966
6,000	Mutuel Nationwide Building Society, FRN, 5.30%, 07/03/08	5,999
5,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.22%, 07/03/08	4,996
2,000	Pricoa Global Funding I, FRN, 4.41%, 12/15/09	1,992
5,000	Pricoa Global Funding I, FRN, 4.89%, 09/26/08	4,984
2,000	Sigma Finance, Inc., FRN, 4.39%, 02/27/08 (i) (s)	2,000
		71,479
	Repurchase Agreements — 0.5%
5,998	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $6,000, collateralized by U.S. Government Agency Mortgages	5,998
	Total Investments of Cash Collateral for Securities on Loan (Cost $81,963)	81,963
	Total Investments — 106.5% (Cost $1,155,479)	1,395,369
	Liabilities in Excess of Other Assets — (6.5)%	(84,925)
	NET ASSETS — 100.0%	$1,310,444

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 100.7%
	Common Stocks — 100.7%
	Aerospace & Defense — 2.5%
47	Alliant Techsystems, Inc. (a)	5,342
165	Spirit Aerosystems Holdings, Inc., Class A (a)	5,703
		11,045
	Auto Components — 0.6%
55	WABCO Holdings, Inc.	2,735
	Beverages — 2.9%
78	Brown-Forman Corp., Class B	5,771
113	Constellation Brands, Inc., Class A (a)	2,662
114	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	4,348
		12,781
	Building Products — 0.7%
160	Owens Corning, Inc. (a) (c)	3,239
	Capital Markets — 2.7%
21	Affiliated Managers Group, Inc. (a) (c)	2,502
30	Bear Stearns Cos., Inc. (The) (c)	2,603
78	Charles Schwab Corp. (The)	2,001
33	Northern Trust Corp.	2,489
41	T. Rowe Price Group, Inc.	2,501
		12,096
	Chemicals — 3.6%
91	Albemarle Corp.	3,761
49	Lubrizol Corp.	2,643
51	PPG Industries, Inc.	3,596
50	Rohm & Haas Co.	2,643
65	Sigma-Aldrich Corp.	3,549
		16,192
	Commercial Banks — 5.8%
55	City National Corp. (c)	3,281
91	Cullen/Frost Bankers, Inc.	4,590
55	East West Bancorp, Inc. (c)	1,328
52	M&T Bank Corp.	4,281
366	Synovus Financial Corp.	8,804
160	United Community Banks, Inc. (c)	2,522
24	Zions Bancorp	1,135
		25,941
	Commercial Services & Supplies — 0.6%
92	Republic Services, Inc.	2,884
	Computers & Peripherals — 0.8%
138	NCR Corp. (a)	3,456
	Construction Materials — 0.8%
64	Cemex S.A.B. de C.V. ADR (Mexico) (a)	1,665
24	Vulcan Materials Co.	1,906
		3,571
	Containers & Packaging — 0.9%
58	Ball Corp.	2,601
72	Temple-Inland, Inc.	1,497
		4,098
	Distributors — 0.8%
72	Genuine Parts Co.	3,352
	Diversified Financial Services — 0.1%
24	Guaranty Financial Group, Inc. (a)	383
	Diversified Telecommunication Services — 2.0%
53	CenturyTel, Inc.	2,198
442	Qwest Communications International, Inc. (a) (c)	3,096
295	Windstream Corp.	3,843
		9,137
	Electric Utilities — 4.3%
124	American Electric Power Co., Inc.	5,776
79	Edison International	4,240
67	FirstEnergy Corp.	4,825
177	Westar Energy, Inc.	4,586
		19,427
	Electrical Equipment — 0.8%
77	Ametek, Inc.	3,623
	Electronic Equipment & Instruments — 1.7%
56	Amphenol Corp., Class A	2,606
127	Arrow Electronics, Inc. (a)	4,993
		7,599
	Energy Equipment & Services — 1.3%
97	Helix Energy Solutions Group, Inc. (a)	4,017
38	Unit Corp. (a)	1,753
		5,770
	Food & Staples Retailing — 2.8%
79	Great Atlantic & Pacific Tea Co., Inc. (a)	2,472
176	Safeway, Inc.	6,021
113	SUPERVALU, Inc.	4,243
		12,736
	Food Products — 1.6%
89	Archer-Daniels-Midland Co.	4,127
79	Dean Foods Co.	2,051
20	Wm. Wrigley, Jr., Co.	1,192
		7,370

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 3.2%
68	Energen Corp.	4,355
90	ONEOK, Inc.	4,043
48	Questar Corp.	2,575
125	UGI Corp.	3,392
		14,365
	Health Care Equipment & Supplies — 0.3%
20	Beckman Coulter, Inc.	1,463
	Health Care Providers & Services — 2.6%
88	Community Health Systems, Inc. (a)	3,258
73	Coventry Health Care, Inc. (a)	4,304
21	Henry Schein, Inc. (a)	1,314
74	Lincare Holdings, Inc. (a)	2,584
		11,460
	Hotels, Restaurants & Leisure — 3.3%
125	Burger King Holdings, Inc.	3,555
173	Marriott International, Inc., Class A	5,923
3	MGM Mirage (a)	219
98	Vail Resorts, Inc. (a) (c)	5,252
		14,949
	Household Durables—2.0%
74	Fortune Brands, Inc.	5,383
155	Jarden Corp. (a)	3,668
		9,051
	Household Products — 0.7%
50	Clorox Co.	3,236
	Industrial Conglomerates — 0.6%
78	Carlisle Cos., Inc.	2,899
	Insurance — 9.9%
24	AMBAC Financial Group, Inc. (c)	625
89	Assurant, Inc.	5,938
117	Cincinnati Financial Corp.	4,614
35	Everest Re Group Ltd. (Bermuda)	3,480
47	IPC Holdings Ltd. (Bermuda)	1,344
114	Loews Corp.	5,719
409	Old Republic International Corp.	6,305
204	OneBeacon Insurance Group Ltd.	4,377
53	Principal Financial Group, Inc.	3,621
73	ProAssurance Corp. (a) (c)	3,993
43	Protective Life Corp.	1,760
92	W.R. Berkley Corp.	2,728
		44,504
	IT Services — 1.0%
68	Fidelity National Information Services, Inc.	2,822
68	Western Union Co. (The)	1,644
		4,466
	Leisure Equipment & Products — 0.5%
109	Mattel, Inc.	2,075
	Machinery — 3.1%
87	Dover Corp.	4,012
38	Harsco Corp.	2,415
27	Joy Global, Inc.	1,784
57	Kennametal, Inc.	2,147
79	Oshkosh Truck Corp.	3,729
		14,087
	Media — 4.0%
110	Cablevision Systems Corp., Class A (a)	2,698
121	Clear Channel Communications, Inc.	4,193
89	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	2,457
80	Grupo Televisa S.A. ADR (Mexico)	1,899
44	Lamar Advertising Co., Class A	2,125
55	Omnicom Group, Inc.	2,590
3	Washington Post Co. (The), Class B	2,018
		17,980
	Metals & Mining — 0.4%
21	Carpenter Technology Corp.	1,556
	Multi-Utilities — 4.3%
309	CMS Energy Corp.	5,376
83	MDU Resources Group, Inc. (c)	2,280
70	NSTAR (c)	2,528
145	PG&E Corp.	6,261
135	Xcel Energy, Inc.	3,056
		19,501
	Oil, Gas & Consumable Fuels — 6.5%
49	CVR Energy, Inc. (a)	1,227
72	Devon Energy Corp.	6,405
62	Kinder Morgan Management LLC (a)	3,263
48	Murphy Oil Corp.	4,089
51	Newfield Exploration Co. (a)	2,677
74	Penn Virginia Corp.	3,216
81	Teekay Corp. (Bahamas) (c)	4,326
112	Williams Cos., Inc.	4,007
		29,210

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 1.2%
157	Biovail Corp. (Canada)	2,113
194	Warner Chilcott Ltd., Class A (Bermuda) (a) (c)	3,433
		5,546
	Real Estate Investment Trusts (REITs) — 3.4%
81	Cousins Properties, Inc. (c)	1,779
105	Host Hotels & Resorts, Inc.	1,787
40	Kimco Realty Corp.	1,441
59	PS Business Parks, Inc.	3,111
24	Public Storage	1,761
52	Rayonier, Inc.	2,454
32	Vornado Realty Trust	2,843
		15,176
	Real Estate Management & Development — 1.1%
180	Brookfield Properties Corp. (Canada)	3,464
20	Forest City Enterprises, Inc., Class A	880
24	Forestar Real Estate Group, Inc. (a)	565
		4,909
	Road & Rail — 0.5%
43	Norfolk Southern Corp.	2,149
	Software — 1.0%
62	Jack Henry & Associates, Inc.	1,512
196	Symantec Corp. (a)	3,165
		4,677
	Specialty Retail — 6.7%
42	Abercrombie & Fitch Co., Class A (m)	3,335
50	AutoZone, Inc. (a)	5,936
42	Bed Bath & Beyond, Inc. (a)	1,223
131	Limited Brands, Inc.	2,470
59	Sherwin-Williams Co. (The) (c)	3,429
218	Staples, Inc.	5,027
96	Tiffany & Co.	4,403
143	TJX Cos., Inc.	4,120
		29,943
	Textiles, Apparel & Luxury Goods — 3.4%
120	Coach, Inc. (a)	3,682
51	Columbia Sportswear Co. (c)	2,253
71	Phillips-Van Heusen Corp.	2,606
99	V.F. Corp.	6,808
		15,349
	Thrifts & Mortgage Finance — 2.2%
68	FirstFed Financial Corp. (a) (c)	2,446
151	Hudson City Bancorp, Inc.	2,268
281	People’s United Financial, Inc.	4,993
		9,707
	Tobacco — 1.0%
52	Loews Corp. — Carolina Group	4,393
	Wireless Telecommunication Services — 0.5%
36	Telephone & Data Systems, Inc.	2,091
	Total Long-Term Investments (Cost $384,995)	452,177

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.6%
	Certificate of Deposit — 0.6%
2,499	Calyon, New York FRN, 4.40%, 03/15/10	2,492
	Corporate Notes — 6.1%
2,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	1,994
4,000	BBVA U.S. Senior SAU (Spain), FRN, 5.18%, 03/12/10	3,982
4,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	3,947
3,000	Macquarie Bank Ltd (Australia), FRN, 4.95%, 08/20/08	2,998
2,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	1,999
3,000	Monumental Global Funding III, FRN, 5.07%, 05/24/10	2,985
3,000	Pricoa Global Funding I, FRN, 4.41%, 12/15/09	2,988
500	Sigma Finance, Inc., FRN, 4.37%, 01/17/08 (i) (s)	500
3,000	Unicredito Italiano Bank Ireland plc (Ireland), FRN, 5.26%, 08/08/08	2,993
3,000	Wachovia Bank N.A., FRN, 4.36%, 02/23/09	2,992
		27,378
	Repurchase Agreement — 0.9%
3,991	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $3,991, collateralized by U.S. Government Agency Mortgages	3,991
	Total Investments of Cash Collateral for Securities on Loan (Cost $33,861)	33,861
	Total Investments — 108.3% (Cost $418,856)	486,038
	Liabilities in Excess of Other Assets — (8.3)%	(36,988)
	NET ASSETS — 100.0%	$449,050

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.0%
	Common Stocks — 96.0%
	Aerospace & Defense — 2.0%
16	Precision Castparts Corp.	2,254
51	United Technologies Corp.	3,896
		6,150
	Auto Components — 3.1%
52	BorgWarner, Inc.	2,512
185	Gentex Corp. (c)	3,279
77	WABCO Holdings, Inc.	3,857
		9,648
	Biotechnology — 1.6%
43	Celgene Corp. (a)	1,969
65	Gilead Sciences, Inc. (a)	2,981
		4,950
	Capital Markets — 5.4%
25	Affiliated Managers Group, Inc. (a) (c)	2,948
67	Investment Technology Group, Inc. (a)	3,165
46	Lazard Ltd., Class A (Bermuda)	1,867
42	State Street Corp.	3,370
42	T. Rowe Price Group, Inc.	2,533
141	TD AMERITRADE Holding Corp. (a)	2,832
		16,715
	Chemicals — 3.3%
64	Ecolab, Inc.	3,252
34	Monsanto Co.	3,753
100	Rockwood Holdings, Inc. (a)	3,312
		10,317
	Commercial Services & Supplies — 3.0%
117	Corrections Corp. of America (a)	3,450
45	Stericycle, Inc. (a)	2,697
101	Waste Connections, Inc. (a)	3,125
		9,272
	Communications Equipment — 5.5%
181	Cisco Systems, Inc. (a)	4,889
145	Corning, Inc.	3,486
120	Neutral Tandem, Inc. (a)	2,273
92	Nokia OYJ ADR (Finland)	3,516
26	Research In Motion Ltd. (Canada) (a)	2,892
		17,056
	Computers & Peripherals — 4.1%
32	Apple, Inc. (a)	6,289
85	Hewlett-Packard Co.	4,301
85	Seagate Technology (Cayman Islands)	2,160
		12,750
	Construction & Engineering — 0.9%
45	Shaw Group, Inc. (The) (a)	2,738
	Distributors — 0.8%
116	LKQ Corp. (a)	2,430
	Diversified Consumer Services — 1.8%
41	Apollo Group, Inc., Class A (a)	2,848
152	INVESTools, Inc. (a)	2,693
		5,541
	Diversified Financial Services — 3.5%
6	CME Group, Inc.	4,116
100	Interactive Brokers Group, Inc. (a)	3,216
88	MSCI, Inc., Class A (a)	3,391
		10,723
	Diversified Telecommunication Services — 2.4%
60	AT&T, Inc.	2,489
61	Cbeyond Communications, Inc. (a) (c)	2,375
59	Verizon Communications, Inc.	2,560
		7,424
	Electrical Equipment — 3.5%
61	Emerson Electric Co.	3,434
50	General Cable Corp. (a)	3,682
60	Roper Industries, Inc.	3,777
		10,893
	Electronic Equipment & Instruments — 3.9%
148	Amphenol Corp., Class A	6,849
50	Dolby Laboratories, Inc., Class A (a)	2,496
92	Flir Systems, Inc. (a)	2,889
		12,234
	Energy Equipment & Services — 5.3%
53	Cameron International Corp. (a)	2,537
29	Exterran Holdings, Inc. (a)	2,389
62	Helmerich & Payne, Inc.	2,492
32	National Oilwell Varco, Inc. (a)	2,314
38	Oceaneering International, Inc. (a)	2,566
24	Schlumberger Ltd.	2,390
51	ShawCor Ltd., Class A (Canada)	1,806
		16,494
	Food & Staples Retailing — 1.7%
58	CVS/Caremark Corp.	2,320
44	United Natural Foods, Inc. (a)	1,399
40	Whole Foods Market, Inc. (c)	1,648
		5,367

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 0.9%
54	Questar Corp.	2,932
	Health Care Equipment & Supplies — 1.0%
47	Hologic, Inc. (a) (c)	3,244
	Health Care Providers & Services — 3.3%
47	DaVita, Inc. (a)	2,654
146	Gentiva Health Services, Inc. (a) (c)	2,776
105	VCA Antech, Inc. (a)	4,644
		10,074
	Health Care Technology — 0.6%
33	Cerner Corp. (a) (c)	1,867
	Hotels, Restaurants & Leisure — 1.7%
111	Burger King Holdings, Inc.	3,153
67	Red Robin Gourmet Burgers, Inc. (a)	2,140
		5,293
	Household Durables — 0.9%
29	Garmin Ltd. (Cayman Islands)	2,784
	Industrial Conglomerates — 0.9%
45	McDermott International, Inc. (a)	2,680
	Internet & Catalog Retail — 1.1%
35	Amazon.com, Inc. (a)	3,279
	Internet Software & Services — 2.2%
36	DealerTrack Holdings, Inc. (a)	1,188
8	Google, Inc., Class A (a)	5,739
		6,927
	IT Services — 2.3%
22	MasterCard, Inc., Class A	4,778
101	VeriFone Holdings, Inc. (a) (c)	2,355
		7,133
	Life Sciences Tools & Services — 1.2%
59	Enzo Biochem, Inc. (a) (c)	750
47	Icon plc ADR (Ireland) (a)	2,926
		3,676
	Machinery — 2.7%
18	Cummins, Inc.	2,267
41	Deere & Co.	3,827
43	Kaydon Corp.	2,329
		8,423
	Media — 0.0% (g)
1	Gemstar-TV Guide International, Inc. (a)	3
	Metals & Mining — 0.7%
42	Century Aluminum Co. (a) (c)	2,239
	Multiline Retail — 0.8%
117	Saks, Inc. (a)	2,423
	Office Electronics — 0.6%
54	Zebra Technologies Corp., Class A (a)	1,856
	Oil, Gas & Consumable Fuels — 3.2%
69	Forest Oil Corp. (a)	3,498
79	Southwestern Energy Co. (a)	4,379
42	XTO Energy, Inc.	2,161
		10,038
	Pharmaceuticals — 4.0%
33	Allergan, Inc.	2,126
81	Merck & Co., Inc.	4,719
100	Schering-Plough Corp.	2,664
40	Shire plc ADR (United Kingdom)	2,765
		12,274
	Semiconductors & Semiconductor Equipment — 4.3%
165	Intel Corp.	4,407
36	KLA-Tencor Corp.	1,734
42	MEMC Electronic Materials, Inc. (a)	3,716
98	NVIDIA Corp. (a)	3,336
		13,193
	Software — 5.2%
74	ANSYS, Inc. (a)	3,085
168	Magma Design Automation, Inc. (a) (c)	2,048
159	Microsoft Corp.	5,664
118	Nuance Communications, Inc. (a)	2,206
134	Oracle Corp. (a)	3,014
		16,017
	Specialty Retail — 5.2%
77	Barnes & Noble, Inc.	2,635
44	Best Buy Co., Inc.	2,327
52	GameStop Corp., Class A (a)	3,254
57	J Crew Group, Inc. (a) (c)	2,758
101	Penske Auto Group, Inc.	1,769
118	Urban Outfitters, Inc. (a)	3,206
		15,949
	Wireless Telecommunication Services — 1.4%
37	America Movil S.A.B. de C.V. ADR, Series L (Mexico)	2,277
42	Rogers Communications, Inc., Class B (Canada)	1,919
		4,196
	Total Long-Term Investments (Cost $278,021)	297,202

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 7.9%
	Investment Company — 7.9%
24,507	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $24,507)	24,507

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 2.8%
	Certificate of Deposit — 0.1%
400	Deutsche Bank AG (Germany), FRN, 4.60%, 01/22/08	400
	Corporate Notes — 0.4%
300	Alliance and Leister plc (United Kingdom), FRN, 5.26%, 09/02/08	299
250	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	249
300	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	300
300	Citigroup Global Markets Inc., FRN, 4.65%, 01/07/08	300
		1,148
	Repurchase Agreements — 2.3%
1,517	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $1,517, collateralized by U.S. Government Agency Mortgages	1,517
1,500	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
1,500	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
1,000	Credit Suisse First Boston LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
1,500	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $1,500, collateralized by U.S. Government Agency Mortgages	1,500
		7,017
	Total Investments of Cash Collateral for Securities Loaned (Cost $8,565)	8,565
	Total Investments — 106.7% (Cost $311,093)	330,274
	Liabilities in Excess of Other Assets — (6.7)%	(20,850)
	NET ASSETS — 100.0%	$309,424

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 1.8%
11	Alliant Techsystems, Inc. (a)	1,251
9	Precision Castparts Corp.	1,276
19	Rockwell Collins, Inc.	1,386
		3,913
	Auto Components — 2.4%
26	BorgWarner, Inc.	1,239
85	Gentex Corp. (c)	1,502
48	WABCO Holdings, Inc.	2,410
		5,151
	Beverages — 1.2%
26	Brown-Forman Corp., Class B	1,954
31	Constellation Brands, Inc., Class A (a)	731
		2,685
	Biotechnology — 0.3%
15	Celgene Corp. (a)	693
	Building Products — 0.3%
27	Owens Corning, Inc. (a)	542
	Capital Markets — 4.1%
15	Affiliated Managers Group, Inc. (a) (c)	1,755
26	Investment Technology Group, Inc. (a)	1,252
24	Lazard Ltd., Class A (Bermuda)	982
2	Legg Mason, Inc.	161
20	Northern Trust Corp.	1,516
33	T. Rowe Price Group, Inc.	2,033
56	TD AMERITRADE Holding Corp. (a)	1,117
		8,816
	Chemicals — 3.0%
33	Albemarle Corp.	1,362
30	Ecolab, Inc.	1,521
20	PPG Industries, Inc.	1,412
38	Rockwood Holdings, Inc. (a)	1,252
20	Sigma-Aldrich Corp.	1,076
		6,623
	Commercial Banks — 3.2%
21	Cullen/Frost Bankers, Inc.	1,084
23	M&T Bank Corp.	1,884
114	Synovus Financial Corp.	2,736
27	Wilmington Trust Corp.	943
6	Zions Bancorp	294
		6,941
	Commercial Services & Supplies — 2.4%
47	Corrections Corp. of America (a)	1,378
40	Republic Services, Inc.	1,257
24	Stericycle, Inc. (a)	1,420
40	Waste Connections, Inc. (a)	1,247
		5,302
	Communications Equipment — 0.5%
19	Harris Corp.	1,191
	Computers & Peripherals — 0.8%
33	NCR Corp. (a)	838
31	Seagate Technology (Cayman Islands)	786
		1,624
	Construction & Engineering — 0.7%
22	Quanta Services, Inc. (a)	580
17	Shaw Group, Inc. (The) (a)	1,003
		1,583
	Construction Materials — 0.3%
7	Vulcan Materials Co.	585
	Containers & Packaging — 0.6%
29	Ball Corp.	1,296
	Distributors — 0.8%
40	Genuine Parts Co.	1,838
	Diversified Consumer Services — 0.7%
14	Apollo Group, Inc., Class A (a)	989
7	ITT Educational Services, Inc. (a)	597
		1,586
	Diversified Financial Services — 0.6%
39	Interactive Brokers Group, Inc. (a)	1,254
	Diversified Telecommunication Services — 1.8%
19	CenturyTel, Inc.	804
88	Time Warner Telecom, Inc., Class A (a)	1,775
101	Windstream Corp.	1,319
		3,898
	Electric Utilities — 2.3%
42	American Electric Power Co., Inc.	1,932
24	FirstEnergy Corp.	1,722
55	Westar Energy, Inc.	1,429
		5,083
	Electrical Equipment — 2.4%
24	Ametek, Inc.	1,134
2	First Solar, Inc. (a)	641

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — Continued
23	General Cable Corp. (a) (c)	1,700
29	Roper Industries, Inc.	1,782
		5,257
	Electronic Equipment & Instruments — 3.3%
78	Amphenol Corp., Class A	3,603
41	Arrow Electronics, Inc. (a)	1,610
19	Dolby Laboratories, Inc., Class A (a)	950
32	Flir Systems, Inc. (a)	989
		7,152
	Energy Equipment & Services — 3.8%
23	Cameron International Corp. (a)	1,117
13	Exterran Holdings, Inc. (a)	1,031
30	Helix Energy Solutions Group, Inc. (a)	1,228
25	Helmerich & Payne, Inc.	986
11	National Oilwell Varco, Inc. (a)	837
20	Noble Corp.	1,141
17	Oceaneering International, Inc. (a)	1,131
14	W-H Energy Services, Inc. (a)	776
		8,247
	Food & Staples Retailing — 1.5%
26	Safeway, Inc.	876
43	SUPERVALU, Inc.	1,610
18	Whole Foods Market, Inc. (c)	722
		3,208
	Food Products — 0.7%
15	Dean Foods Co.	378
21	Wm. Wrigley, Jr., Co.	1,212
		1,590
	Gas Utilities — 2.5%
24	Energen Corp.	1,561
19	ONEOK, Inc.	851
41	Questar Corp.	2,240
32	UGI Corp.	866
		5,518
	Health Care Equipment & Supplies — 1.9%
10	Beckman Coulter, Inc.	728
20	Dentsply International, Inc.	878
21	Hologic, Inc. (a)	1,408
19	IDEXX Laboratories, Inc. (a)	1,131
		4,145
	Health Care Providers & Services — 4.6%
28	Community Health Systems, Inc. (a)	1,028
55	Coventry Health Care, Inc. (a)	3,286
22	DaVita, Inc. (a)	1,230
2	Henry Schein, Inc. (a)	121
11	Humana, Inc. (a)	851
56	Lincare Holdings, Inc. (a)	1,955
37	VCA Antech, Inc. (a)	1,632
		10,103
	Health Care Technology — 0.5%
20	Cerner Corp. (a) (c)	1,105
	Hotels, Restaurants & Leisure — 1.9%
81	Burger King Holdings, Inc.	2,298
25	Marriott International, Inc., Class A	855
25	Panera Bread Co., Class A (a) (c)	895
		4,048
	Household Durables — 1.6%
26	Fortune Brands, Inc.	1,845
11	Garmin Ltd. (Cayman Islands)	1,048
23	Jarden Corp. (a)	543
		3,436
	Household Products — 0.6%
19	Clorox Co.	1,238
	Industrial Conglomerates — 1.0%
30	Carlisle Cos., Inc.	1,100
20	McDermott International, Inc. (a)	1,151
		2,251
	Insurance — 5.9%
4	AMBAC Financial Group, Inc.	113
33	Assurant, Inc.	2,221
53	Cincinnati Financial Corp.	2,110
12	Everest Re Group Ltd. (Bermuda)	1,245
21	National Financial Partners Corp. (c)	944
117	Old Republic International Corp.	1,810
49	OneBeacon Insurance Group Ltd.	1,045
21	Philadelphia Consolidated Holding Co. (a)	811
21	Principal Financial Group, Inc.	1,466
39	W.R. Berkley Corp.	1,159
		12,924
	Internet Software & Services — 0.3%
19	DealerTrack Holdings, Inc. (a)	619

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		IT Services — 2.1%
51		Genpact Ltd. (Bermuda) (a) (c)	777
9		MasterCard, Inc., Class A (c)	1,851
50		VeriFone Holdings, Inc. (a) (c)	1,169
30		Western Union Co. (The)	731
			4,528
		Life Sciences Tools & Services — 0.8%
15		Covance, Inc. (a)	1,308
9		Illumina, Inc. (a)	527
			1,835
		Machinery — 3.0%
6		Bucyrus International, Inc.	547
7		Cummins, Inc.	917
40		Dover Corp.	1,857
16		Kaydon Corp. (c)	873
27		Oshkosh Truck Corp.	1,285
27		Pall Corp.	1,089
			6,568
		Media — 2.9%
46		Cablevision Systems Corp., Class A (a)	1,127
24		Clear Channel Communications, Inc.	835
25		Clear Channel Outdoor Holdings, Inc., Class A (a)	682
27		DreamWorks Animation SKG, Inc., Class A (a)	695
—	(h)	Gemstar-TV Guide International, Inc. (a)	2
11		Lamar Advertising Co., Class A	524
8		Morningstar, Inc. (a) (c)	604
14		Omnicom Group, Inc.	656
1		Washington Post Co. (The), Class B	1,156
			6,281
		Metals & Mining — 0.5%
4		Carpenter Technology Corp.	323
15		Century Aluminum Co. (a)	788
			1,111
		Multi-Utilities — 2.1%
81		CMS Energy Corp.	1,399
44		PG&E Corp.	1,892
54		Xcel Energy, Inc.	1,210
			4,501
		Multiline Retail — 0.4%
46		Saks, Inc. (a)	961
		Office Electronics — 0.5%
34		Zebra Technologies Corp., Class A (a)	1,183
		Oil, Gas & Consumable Fuels — 5.7%
38		Cabot Oil & Gas Corp.	1,550
12		CVR Energy, Inc. (a)	304
25		Devon Energy Corp.	2,196
33		Forest Oil Corp. (a)	1,652
13		Kinder Morgan Management LLC (a)	677
18		SandRidge Energy, Inc. (a) (c)	628
31		Southwestern Energy Co. (a)	1,738
22		Teekay Corp. (Bahamas)	1,176
69		Williams Cos., Inc.	2,455
			12,376
		Pharmaceuticals — 1.6%
16		Allergan, Inc.	1,047
19		Shire plc ADR (United Kingdom)	1,317
65		Warner Chilcott Ltd., Class A (Bermuda) (a)	1,154
			3,518
		Real Estate Investment Trusts (REITs) — 1.8%
12		Plum Creek Timber Co., Inc.	539
14		Public Storage	1,050
32		Rayonier, Inc.	1,494
9		Vornado Realty Trust	818
			3,901
		Real Estate Management & Development — 0.6%
57		Brookfield Properties Co. (Canada)	1,106
4		Forest City Enterprises, Inc., Class A	191
			1,297
		Road & Rail — 0.8%
31		J.B. Hunt Transport Services, Inc. (c)	852
16		Norfolk Southern Corp.	822
			1,674
		Semiconductors & Semiconductor Equipment — 2.5%
24		Broadcom Corp., Class A (a)	632
18		KLA-Tencor Corp.	848
17		MEMC Electronic Materials, Inc. (a)	1,469
45		NVIDIA Corp. (a)	1,522
22		Tessera Technologies, Inc. (a)	928
			5,399
		Software — 2.6%
27		Amdocs Ltd. (United Kingdom) (a)	924
37		ANSYS, Inc. (a)	1,551
23		Autodesk, Inc. (a)	1,130
23		Jack Henry & Associates, Inc.	552

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
14	NAVTEQ Corp. (a)	1,066
28	Nuance Communications, Inc. (a)	523
		5,746
	Specialty Retail — 6.6%
32	AnnTaylor Stores Corp. (a)	810
29	AutoNation, Inc. (a)	459
12	AutoZone, Inc. (a)	1,451
35	Barnes & Noble, Inc.	1,213
16	Best Buy Co., Inc.	832
21	GameStop Corp., Class A (a)	1,286
22	J Crew Group, Inc. (a) (c)	1,061
41	Limited Brands, Inc.	778
43	Penske Auto Group, Inc. (c)	754
41	PetSmart, Inc.	955
53	Staples, Inc.	1,214
19	Tiffany & Co.	856
52	TJX Cos., Inc.	1,505
43	Urban Outfitters, Inc. (a)	1,183
		14,357
	Textiles, Apparel & Luxury Goods — 1.2%
19	Columbia Sportswear Co.	851
25	V.F. Corp.	1,682
		2,533
	Thrifts & Mortgage Finance — 0.6%
67	People’s United Financial, Inc.	1,191
	Wireless Telecommunication Services — 1.1%
20	Rogers Communications, Inc., Class B (Canada)	923
26	Telephone & Data Systems, Inc.	1,509
		2,432
	Total Long-Term Investments (Cost $166,787)	212,837
Short-Term Investments — 2.2%
	Investment Company — 2.2%
4,748	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $4,748)	4,748

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.8%
	Corporate Notes — 1.0%
1,000	Alliance and Leicester plc (United Kingdom), FRN, 5.26%, 09/02/08	997
500	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	498
750	CDC Financial Products, Inc., FRN, 4.65%, 01/31/08	750
		2,245
	Repurchase Agreements — 3.8%
2,202	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $2,203, collateralized by U.S. Government Agency Mortgages	2,202
2,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $2,001, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $2,001, collateralized by U.S. Government Agency Securities	2,000
2,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $2,000, collateralized by U.S. Government Agency Securities	2,000
		8,202
	Total Investments of Cash Collateral for Securities on Loan (Cost $10,447)	10,447
	Total Investments — 104.7% (Cost $181,982)	228,032
	Liabilities in Excess of Other Assets — (4.7)%	(10,283)
	NET ASSETS — 100.0%	$217,749

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 1.2%
756	Alliant Techsystems, Inc. (a) (c)	85,968
	Auto Components — 0.8%
1,176	WABCO Holdings, Inc.	58,901
	Beverages — 2.5%
1,802	Brown-Forman Corp., Class B (c)	133,556
2,112	Constellation Brands, Inc., Class A (a) (c)	49,917
		183,473
	Building Products — 0.4%
1,619	Owens Corning, Inc. (a) (c)	32,726
	Capital Markets — 2.3%
390	Affiliated Managers Group, Inc. (a) (c)	45,827
149	Legg Mason, Inc.	10,863
658	Northern Trust Corp.	50,359
946	T. Rowe Price Group, Inc.	57,580
		164,629
	Chemicals — 3.7%
2,271	Albemarle Corp.	93,697
1,384	PPG Industries, Inc.	97,205
1,360	Sigma-Aldrich Corp.	74,240
		265,142
	Commercial Banks — 6.4%
1,473	Cullen/Frost Bankers, Inc.	74,607
1,593	M&T Bank Corp.	129,933
7,132	Synovus Financial Corp.	171,738
1,846	Wilmington Trust Corp. (c)	64,976
434	Zions Bancorp	20,254
		461,508
	Commercial Services & Supplies — 1.2%
2,734	Republic Services, Inc.	85,703
	Computers & Peripherals — 0.8%
2,300	NCR Corp. (a)	57,738
	Construction Materials — 0.6%
511	Vulcan Materials Co.	40,407
	Containers & Packaging — 1.2%
1,985	Ball Corp.	89,323
	Distributors — 1.7%
2,733	Genuine Parts Co.	126,556
	Diversified Telecommunication Services — 2.0%
1,337	CenturyTel, Inc.	55,448
6,971	Windstream Corp.	90,760
		146,208
	Electric Utilities — 4.8%
2,856	American Electric Power Co., Inc.	132,994
1,624	FirstEnergy Corp.	117,502
3,792	Westar Energy, Inc. (c)	98,370
		348,866
	Electrical Equipment — 1.1%
1,663	Ametek, Inc.	77,900
	Electronic Equipment & Instruments — 2.3%
1,276	Amphenol Corp., Class A	59,187
2,821	Arrow Electronics, Inc. (a)	110,820
		170,007
	Energy Equipment & Services — 1.2%
2,035	Helix Energy Solutions Group, Inc. (a) (c)	84,461
	Food & Staples Retailing — 2.4%
1,762	Safeway, Inc.	60,281
2,955	SUPERVALU, Inc.	110,883
		171,164
	Food Products — 0.6%
1,005	Dean Foods Co.	25,976
348	Wm. Wrigley, Jr., Co.	20,358
		46,334
	Gas Utilities — 4.2%
1,676	Energen Corp.	107,643
1,307	ONEOK, Inc.	58,519
1,409	Questar Corp.	76,232
2,192	UGI Corp.	59,742
		302,136
	Health Care Providers & Services — 4.3%
1,921	Community Health Systems, Inc. (a)	70,809
2,798	Coventry Health Care, Inc. (a)	165,767
133	Henry Schein, Inc. (a)	8,177
1,862	Lincare Holdings, Inc. (a) (c)	65,478
		310,231
	Hotels, Restaurants & Leisure — 1.5%
2,025	Burger King Holdings, Inc.	57,730
1,522	Marriott International, Inc., Class A	52,032
		109,762
	Household Durables — 2.1%
1,600	Fortune Brands, Inc.	115,754
1,407	Jarden Corp. (a)	33,224
		148,978

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.2%
1,308	Clorox Co.	85,223
	Industrial Conglomerates — 1.0%
2,044	Carlisle Cos., Inc. (c)	75,689
	Insurance — 10.6%
303	AMBAC Financial Group, Inc. (c)	7,813
2,284	Assurant, Inc. (c)	152,780
3,673	Cincinnati Financial Corp.	145,237
853	Everest Re Group Ltd. (Bermuda)	85,631
8,089	Old Republic International Corp.	124,646
3,347	OneBeacon Insurance Group Ltd. (c)	71,954
1,467	Principal Financial Group, Inc.	101,016
2,681	W.R. Berkley Corp.	79,930
		769,007
	IT Services — 0.7%
2,076	Western Union Co. (The)	50,396
	Machinery — 2.8%
2,776	Dover Corp.	127,946
1,645	Oshkosh Truck Corp.	77,757
		205,703
	Media — 4.7%
3,168	Cablevision Systems Corp., Class A (a) (c)	77,623
1,668	Clear Channel Communications, Inc.	57,569
1,701	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	47,039
751	Lamar Advertising Co., Class A (c)	36,120
948	Omnicom Group, Inc.	45,073
98	Washington Post Co. (The), Class B	77,632
		341,056
	Metals & Mining — 0.3%
293	Carpenter Technology Corp.	22,003
	Multi-Utilities — 4.1%
5,545	CMS Energy Corp.	96,363
3,022	PG&E Corp.	130,231
3,043	Xcel Energy, Inc. (c)	68,676
		295,270
	Oil, Gas & Consumable Fuels — 6.4%
842	CVR Energy, Inc. (a) (c)	20,990
1,703	Devon Energy Corp.	151,369
880	Kinder Morgan Management LLC (a)	46,593
1,495	Teekay Corp. (Bahamas) (c)	79,554
4,726	Williams Cos., Inc.	169,093
		467,599
	Pharmaceuticals — 1.1%
4,482	Warner Chilcott Ltd., Class A (Bermuda) (a) (c)	79,469
	Real Estate Investment Trusts (REITs) — 3.7%
808	Plum Creek Timber Co., Inc.	37,182
984	Public Storage	72,199
2,177	Rayonier, Inc. (c)	102,850
641	Vornado Realty Trust	56,350
		268,581
	Real Estate Management & Development — 1.2%
3,958	Brookfield Properties Co. (Canada) (c)	76,192
293	Forest City Enterprises, Inc., Class A (c)	13,039
		89,231
	Road & Rail — 0.8%
1,125	Norfolk Southern Corp.	56,760
	Software — 0.5%
1,562	Jack Henry & Associates, Inc.	38,029
	Specialty Retail — 5.9%
2,015	AutoNation, Inc. (a) (c)	31,560
833	AutoZone, Inc. (a)	99,891
2,830	Limited Brands, Inc.	53,578
3,619	Staples, Inc.	83,497
1,283	Tiffany & Co.	59,047
3,608	TJX Cos., Inc.	103,664
		431,237
	Textiles, Apparel & Luxury Goods — 2.4%
1,328	Columbia Sportswear Co. (c)	58,551
1,690	V.F. Corp.	116,022
		174,573
	Thrifts & Mortgage Finance — 1.1%
4,603	People’s United Financial, Inc.	81,937
	Wireless Telecommunication Services — 1.4%
1,801	Telephone & Data Systems, Inc.	103,732
	Total Long-Term Investments (Cost $6,146,453)	7,203,616
Short-Term Investment — 0.9%
	Investment Company — 0.9%
63,890	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $63,890)	63,890

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Certificates of Deposit — 0.2%
13,000	Natixis, New York FRN, 4.37%, 01/28/08	13,000
10,000	Unicredito Italiano, New York, FRN, 5.16%, 05/06/08	9,990
		22,990
	Commercial Paper — 0.7%
19,000	Aquinas Funding LLC, 6.03%, 01/03/08	18,997
15,000	Cedar Springs Capital Company LLC, 6.80%, 01/25/08	14,935
15,000	Grampian Funding LLC, 5.17%, 01/23/08	14,955
		48,887
	Corporate Note — 2.2%
2,000	Alliance and Leicester plc (United Kingdom), FRN, 5.26%, 09/02/08	2,000
15,000	Anglo Irish Bank Corp plc (Ireland), FRN, 5.29%, 09/05/08	15,000
16,050	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	16,050
10,000	BCP Finance Bank Ltd (Cayman Islands), FRN, 5.28%, 09/02/08	10,000
15,000	Berkshire Hathaway Finance Corp., FRN, 5.30%, 01/11/08	15,000
2,500	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	2,450
16,500	Caixa d’Estalvis Catalunya (Spain), FRN, 5.18%, 06/30/08	16,500
8,200	Citigroup Global Markets, Inc., FRN, 4.65%, 01/07/08	8,200
5,000	First Tennessee Bank N.A., FRN, 5.05%, 08/15/08	5,000
17,000	General Electric Capital Corp., FRN, 4.83%, 12/12/08	16,972
11,000	Liberty Lighthouse Co. LLC, FRN, 4.34%, 02/04/08	11,000
9,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	9,000
15,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.22%, 09/04/08	15,000
5,000	Pricoa Global Funding I, FRN, 4.86%, 09/26/08	5,000
10,000	Wachovia Bank N.A., FRN, 4.36%, 02/23/09	10,000
		157,172
	Repurchase Agreements — 1.5%
57,555	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $57,570, collateralized by U.S. Government Agency Mortgages	57,555
50,000	Barclays Capital, Inc., 4.75%, dated 12/31/07, due 01/02/08, repurchase price $50,013, collateralized by U.S. Government Agency Mortgages	50,000
		107,555
	Time Deposit — 0.3%
18,500	Credit Suisse First Boston, 5.27%, 01/18/08	18,500
	Total Investments of Cash Collateral for Securities on Loan (Cost $355,104)	355,104
	Total Investments — 105.0% (Cost $6,565,447)	7,622,610
	Liabilities in Excess of Other Assets — (5.0)%	(360,610)
	NET ASSETS — 100.0%	$7,262,000

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 91.6%
	Common Stocks — 91.6%
	Aerospace & Defense — 2.9%
44	Boeing Co.	3,810
44	DRS Technologies, Inc.	2,361
75	Goodrich Corp.	5,262
34	L-3 Communications Holdings, Inc.	3,653
36	Lockheed Martin Corp.	3,798
51	Northrop Grumman Corp.	3,973
29	Precision Castparts Corp.	4,006
82	Raytheon Co.	4,971
65	TransDigm Group, Inc. (a)	2,919
51	Triumph Group, Inc.	4,234
		38,987
	Airlines — 0.3%
29	Continental Airlines, Inc., Class B (a)	646
1	SkyWest, Inc.	31
23	U.S. Airways Group, Inc. (a)	342
96	UAL Corp. (a)	3,418
		4,437
	Auto Components — 0.9%
160	American Axle & Manufacturing Holdings, Inc.	2,988
213	Cooper Tire & Rubber Co.	3,526
35	Goodyear Tire & Rubber Co. (The) (a)	986
158	Lear Corp. (a)	4,365
		11,865
	Automobiles — 0.3%
167	Ford Motor Co. (a)	1,121
90	Thor Industries, Inc.	3,417
		4,538
	Beverages — 0.9%
133	Coca-Cola Enterprises, Inc.	3,460
122	Pepsi Bottling Group, Inc.	4,826
105	PepsiAmericas, Inc.	3,514
		11,800
	Biotechnology — 0.7%
75	Alkermes, Inc. (a)	1,165
52	Amgen, Inc. (a)	2,406
56	Cubist Pharmaceuticals, Inc. (a)	1,144
116	Medarex, Inc. (a)	1,213
206	Millennium Pharmaceuticals, Inc. (a)	3,084
53	PDL BioPharma, Inc. (a)	926
		9,938
	Building Products — 0.6%
49	Lennox International, Inc.	2,012
180	Masco Corp.	3,900
61	Trane, Inc.	2,840
		8,752
	Capital Markets — 1.0%
59	American Capital Strategies Ltd.	1,959
209	Apollo Investment Corp.	3,558
20	Goldman Sachs Group, Inc. (The)	4,232
30	Lehman Brothers Holdings, Inc.	1,965
24	State Street Corp.	1,927
		13,641
	Chemicals — 3.1%
137	Celanese Corp., Class A	5,803
49	CF Industries Holdings, Inc.	5,382
79	Dow Chemical Co. (The)	3,128
150	H.B. Fuller Co.	3,372
55	Lubrizol Corp.	2,996
27	Minerals Technologies, Inc.	1,779
6	Monsanto Co.	710
202	Olin Corp.	3,901
95	OM Group, Inc. (a)	5,441
94	Rockwood Holdings, Inc. (a)	3,127
101	Terra Industries, Inc. (a)	4,814
48	Zoltek Cos, Inc. (a)	2,048
		42,501
	Commercial Banks — 2.0%
86	Cathay General Bancorp	2,269
135	Citizens Republic Bancorp, Inc.	1,962
215	Colonial BancGroup, Inc. (The)	2,907
52	Comerica, Inc.	2,276
132	East-West Bancorp, Inc.	3,194
135	Keycorp	3,174
122	Marshall & Ilsley Corp.	3,230
162	South Financial Group, Inc. (The)	2,536
85	SVB Financial Group (a)	4,264
18	U.S. Bancorp	564
25	Wells Fargo & Co.	749
		27,125
	Commercial Services & Supplies — 2.6%
43	ACCO Brands Corp. (a)	687
87	Administaff, Inc.	2,458
228	Allied Waste Industries, Inc. (a)	2,518
82	Copart, Inc. (a)	3,505

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
109	Deluxe Corp.	3,599
76	FTI Consulting, Inc. (a)	4,676
98	Herman Miller, Inc.	3,171
55	HNI Corp.	1,915
56	Manpower, Inc.	3,179
23	R.R. Donnelley & Sons Co.	868
125	Steelcase, Inc.	1,984
75	United Stationers, Inc. (a)	3,448
77	Watson Wyatt Worldwide, Inc., Class A	3,595
		35,603
	Communications Equipment — 1.3%
114	ADC Telecommunications, Inc. (a)	1,765
224	Arris Group, Inc. (a)	2,238
68	Avocent Corp. (a)	1,594
115	Ciena Corp. (a)	3,922
21	CommScope, Inc. (a)	1,010
275	Foundry Networks, Inc. (a)	4,814
90	Plantronics, Inc.	2,332
		17,675
	Computers & Peripherals — 1.3%
1	Emulex Corp. (a)	19
76	Hewlett-Packard Co.	3,815
21	Lexmark International, Inc., Class A (a)	732
136	NCR Corp. (a)	3,407
184	Seagate Technology (Cayman Islands)	4,680
158	Western Digital Corp. (a)	4,786
		17,439
	Construction & Engineering — 0.5%
144	EMCOR Group, Inc. (a)	3,401
70	Perini Corp. (a)	2,888
		6,289
	Consumer Finance — 0.5%
44	American Express Co.	2,289
219	AmeriCredit Corp. (a)	2,796
139	First Marblehead Corp. (The)	2,127
		7,212
	Containers & Packaging — 0.6%
44	Ball Corp.	1,964
26	Owens-Illinois, Inc. (a)	1,301
133	Rock-Tenn Co., Class A	3,389
44	Sonoco Products Co.	1,423
		8,077
	Diversified Consumer Services — 0.8%
95	DeVry, Inc.	4,938
37	Service Corp. International	514
106	Sotheby’s	4,023
42	Weight Watchers International, Inc.	1,880
		11,355
	Diversified Financial Services — 0.4%
105	CIT Group, Inc.	2,531
100	Citigroup, Inc.	2,951
		5,482
	Diversified Telecommunication Services — 1.1%
71	CenturyTel, Inc.	2,957
22	Cincinnati Bell, Inc. (a)	107
157	Cogent Communications Group, Inc. (a)	3,719
73	Embarq Corp.	3,615
37	Golden Telecom, Inc. (Russia) (a)	3,716
67	Windstream Corp.	868
		14,982
	Electric Utilities — 2.2%
274	Duke Energy Corp.	5,528
71	Edison International	3,800
58	FirstEnergy Corp.	4,173
98	Pepco Holdings, Inc.	2,873
94	Pinnacle West Capital Corp.	3,989
125	Portland General Electric Co.	3,465
86	Progress Energy, Inc.	4,173
45	Reliant Energy, Inc. (a)	1,191
		29,192
	Electrical Equipment — 1.5%
74	A.O. Smith Corp.	2,582
89	Acuity Brands, Inc.	4,007
4	First Solar, Inc. (a)	1,189
16	General Cable Corp. (a)	1,194
87	Hubbell, Inc., Class B	4,500
47	Regal-Beloit Corp.	2,096
39	Rockwell Automation, Inc.	2,661
43	Thomas & Betts Corp. (a)	2,109
		20,338
	Electronic Equipment & Instruments — 1.1%
64	Arrow Electronics, Inc. (a)	2,517
124	Avnet, Inc. (a)	4,325
296	Celestica, Inc. (Canada) (a)	1,720
982	Sanmina-SCI Corp. (a)	1,787
89	Tech Data Corp. (a)	3,343

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — Continued
6	Technitrol, Inc.	176
86	Vishay Intertechnology, Inc. (a)	980
		14,848
	Energy Equipment & Services — 3.0%
13	Atwood Oceanics, Inc. (a)	1,283
73	Complete Production Services, Inc. (a)	1,314
72	ENSCO International, Inc.	4,274
296	Grey Wolf, Inc. (a)	1,578
35	Halliburton Co.	1,319
54	National Oilwell Varco, Inc. (a)	3,988
81	Noble Corp.	4,598
84	Oil States International, Inc. (a)	2,880
184	Patterson-UTI Energy, Inc.	3,601
45	Rowan Cos., Inc.	1,775
21	SEACOR Holdings, Inc. (a)	1,928
105	Superior Energy Services, Inc. (a)	3,628
50	Tidewater, Inc.	2,728
28	Transocean, Inc.	4,034
37	Unit Corp. (a)	1,693
		40,621
	Food & Staples Retailing — 0.6%
21	BJ’s Wholesale Club, Inc. (a)	712
90	Casey’s General Stores, Inc.	2,654
113	Kroger Co. (The)	3,026
63	SUPERVALU, Inc.	2,357
		8,749
	Food Products — 0.8%
12	Bunge Ltd.	1,357
42	Del Monte Foods Co.	400
151	Fresh Del Monte Produce, Inc. (Cayman Islands) (a)	5,069
143	Pilgrim’s Pride Corp.	4,149
		10,975
	Gas Utilities — 0.6%
60	Atmos Energy Corp.	1,691
55	Energen Corp.	3,564
57	New Jersey Resources Corp.	2,874
25	UGI Corp.	682
		8,811
	Health Care Equipment & Supplies — 1.9%
270	Align Technology, Inc. (a)	4,511
66	Baxter International, Inc.	3,854
51	Gen-Probe, Inc. (a)	3,230
59	Hologic, Inc. (a)	4,063
1	Integra LifeSciences Holdings Corp. (a)	33
17	Intuitive Surgical, Inc. (a)	5,419
78	Kinetic Concepts, Inc. (a)	4,191
		25,301
	Health Care Providers & Services — 4.1%
86	Aetna, Inc.	4,938
118	AMERIGROUP Corp. (a)	4,285
82	AmerisourceBergen Corp.	3,684
167	Apria Healthcare Group, Inc. (a)	3,594
62	Chemed Corp.	3,486
82	Cigna Corp.	4,395
58	Coventry Health Care, Inc. (a)	3,417
28	Express Scripts, Inc. (a)	2,076
46	Health Net, Inc. (a)	2,231
86	HealthSpring, Inc. (a)	1,648
54	Humana, Inc. (a)	4,102
2	LifePoint Hospitals, Inc. (a)	58
38	Lincare Holdings, Inc. (a)	1,339
66	Magellan Health Services, Inc. (a)	3,070
44	McKesson Corp.	2,891
49	Medco Health Solutions, Inc. (a)	4,997
112	WellCare Health Plans, Inc. (a)	4,736
		54,947
	Hotels, Restaurants & Leisure — 2.2%
84	Bob Evans Farms, Inc.	2,266
62	Carnival Corp.	2,774
132	CBRL Group, Inc.	4,276
97	Darden Restaurants, Inc.	2,695
133	Jack in the Box, Inc. (a)	3,429
73	McDonald’s Corp.	4,320
172	Sonic Corp. (a)	3,766
108	Wyndham Worldwide Corp.	2,544
29	Wynn Resorts Ltd.	3,261
		29,331
	Household Durables — 1.6%
172	American Greetings Corp., Class A	3,488
49	Black & Decker Corp.	3,407
20	Leggett & Platt, Inc.	342
15	Mohawk Industries, Inc. (a)	1,116
6	NVR, Inc. (a)	3,296
88	Tempur-Pedic International, Inc.	2,281
112	Tupperware Brands Corp.	3,705
45	Whirlpool Corp.	3,682
		21,317

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.1%
25	Church & Dwight Co., Inc.	1,336
	Independent Power Producers & Energy Traders — 0.6%
79	Mirant Corp. (a)	3,071
121	NRG Energy, Inc. (a)	5,244
		8,315
	Industrial Conglomerates — 0.9%
61	Teleflex, Inc.	3,842
78	Textron, Inc.	5,527
74	Tyco International Ltd. (Bermuda)	2,929
		12,298
	Insurance — 6.1%
69	ACE Ltd. (Bermuda)	4,236
34	Allied World Assurance Holdings Ltd. (Bermuda)	1,714
31	AMBAC Financial Group, Inc.	803
147	American Financial Group, Inc.	4,255
60	Arch Capital Group Ltd. (Bermuda) (a)	4,239
117	Aspen Insurance Holdings Ltd. (Bermuda)	3,388
87	Assurant, Inc.	5,833
139	Assured Guaranty Ltd. (Bermuda)	3,676
69	Chubb Corp. (The)	3,774
105	Endurance Specialty Holdings Ltd. (Bermuda)	4,386
36	Everest Re Group Ltd. (Bermuda)	3,616
39	Hartford Financial Services Group, Inc.	3,440
99	Max Capital Group Ltd. (Bermuda)	2,784
107	MBIA, Inc.	2,002
73	MetLife, Inc.	4,518
105	Montpelier Reinsurance Holdings Ltd. (Bermuda)	1,787
46	PartnerRe Ltd. (Bermuda)	3,830
142	Phoenix Cos., Inc. (The)	1,691
85	Platinum Underwriters Holdings Ltd. (Bermuda)	3,027
39	Prudential Financial, Inc.	3,589
27	RenaissanceRe Holdings Ltd. (Bermuda)	1,630
47	RLI Corp.	2,666
71	Safeco Corp.	3,949
76	Travelers Cos., Inc. (The)	4,102
4	W.R. Berkley Corp.	115
62	XL Capital Ltd., Class A (Bermuda)	3,110
		82,160
	Internet & Catalog Retail — 2.1%
64	Amazon.com, Inc. (a)	5,891
45	Blue Nile, Inc. (a)	3,056
126	Expedia, Inc. (a)	3,981
117	IAC/InterActive Corp. (a)	3,137
136	Netflix, Inc. (a)	3,619
128	NutriSystem, Inc. (a)	3,463
48	priceline.com, Inc. (a)	5,510
		28,657
	Internet Software & Services — 0.7%
156	SAVVIS, Inc. (a)	4,353
84	Sohu.com, Inc. (China) (a)	4,582
		8,935
	IT Services — 1.9%
107	Accenture Ltd., Class A (Bermuda)	3,840
43	Automatic Data Processing, Inc.	1,898
51	Broadridge Financial Solutions, Inc.	1,153
43	Cognizant Technology Solutions Corp., Class A (a)	1,475
77	Computer Sciences Corp. (a)	3,829
161	CSG Systems International, Inc. (a)	2,376
174	Electronic Data Systems Corp.	3,599
108	MPS Group, Inc. (a)	1,178
199	SAIC, Inc. (a)	4,010
435	Unisys Corp. (a)	2,059
		25,417
	Leisure Equipment & Products — 1.2%
58	Brunswick Corp.	981
258	Callaway Golf Co.	4,494
149	Eastman Kodak Co.	3,261
148	Hasbro, Inc.	3,776
83	Polaris Industries, Inc.	3,982
		16,494
	Life Sciences Tools & Services — 0.7%
46	Affymetrix, Inc. (a)	1,064
22	Charles River Laboratories International, Inc. (a)	1,438
42	Invitrogen Corp. (a)	3,958
44	Varian, Inc. (a)	2,895
		9,355
	Machinery — 3.0%
67	AGCO Corp. (a)	4,558
33	Cummins, Inc.	4,207
27	Deere & Co.	2,522
32	Eaton Corp.	3,146
114	Gardner Denver, Inc. (a)	3,776
74	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	3,426

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Machinery — Continued
108	Manitowoc Co., Inc. (The)	5,262
41	Oshkosh Truck Corp.	1,946
48	Parker-Hannifin Corp.	3,589
44	SPX Corp.	4,541
22	Toro Co.	1,173
113	Trinity Industries, Inc.	3,137
		41,283
	Marine — 0.6%
84	Genco Shipping & Trading Ltd.	4,623
77	Kirby Corp. (a)	3,578
		8,201
	Media — 3.0%
44	Central European Media Enterprises Ltd. (Bermuda) (a)	5,056
95	DreamWorks Animation SKG, Inc., Class A (a)	2,426
144	Idearc, Inc.	2,534
121	Liberty Global, Inc., Class A (a)	4,759
37	Liberty Media Corp. - Capital, Class A (a)	4,328
44	McGraw-Hill Cos., Inc. (The)	1,938
54	Meredith Corp.	2,993
86	Omnicom Group, Inc.	4,103
158	Regal Entertainment Group, Class A	2,858
29	RH Donnelley Corp. (a)	1,042
112	Scholastic Corp. (a)	3,896
97	Viacom, Inc. (a)	4,275
		40,208
	Metals & Mining — 2.2%
113	AK Steel Holding Corp. (a)	5,205
69	Carpenter Technology Corp.	5,207
39	Freeport-McMoRan Copper & Gold, Inc., Class B	4,021
75	Reliance Steel & Aluminum Co.	4,063
30	Southern Copper Corp.	3,118
13	Steel Dynamics, Inc.	775
41	United States Steel Corp.	4,981
135	Worthington Industries, Inc.	2,422
		29,792
	Multi-Utilities — 1.7%
219	CenterPoint Energy, Inc.	3,748
239	CMS Energy Corp.	4,162
46	Dominion Resources, Inc.	2,177
28	DTE Energy Co.	1,229
181	NiSource, Inc.	3,414
30	PG&E Corp.	1,285
16	Public Service Enterprise Group, Inc.	1,568
30	Sempra Energy	1,847
96	Vectren Corp.	2,787
65	Xcel Energy, Inc.	1,476
		23,693
	Multiline Retail — 0.8%
150	Big Lots, Inc. (a)	2,403
128	Dollar Tree Stores, Inc. (a)	3,322
132	Family Dollar Stores, Inc.	2,535
49	J.C. Penney Co., Inc.	2,142
		10,402
	Oil, Gas & Consumable Fuels — 3.8%
24	Alon USA Energy, Inc.	654
51	Apache Corp.	5,525
71	Comstock Resources, Inc. (a)	2,423
36	ConocoPhillips	3,145
36	Devon Energy Corp.	3,212
71	El Paso Corp.	1,232
112	Frontier Oil Corp.	4,549
98	Frontline Ltd. (Bermuda)	4,687
49	Mariner Energy, Inc. (a)	1,126
127	Massey Energy Co.	4,533
69	Noble Energy, Inc.	5,510
68	Occidental Petroleum Corp.	5,270
22	Quicksilver Resources, Inc. (a)	1,339
31	St. Mary Land & Exploration Co.	1,185
53	Swift Energy Co. (a)	2,312
40	Valero Energy Corp.	2,808
87	W&T Offshore, Inc.	2,615
		52,125
	Paper & Forest Products — 0.2%
397	Domtar Corp. (Canada) (a)	3,051
	Personal Products — 0.5%
99	Herbalife Ltd. (Bermuda)	3,985
108	NBTY, Inc. (a)	2,949
		6,934
	Pharmaceuticals — 3.5%
72	Abbott Laboratories	4,044
210	Biovail Corp. (Canada)	2,825
167	Bristol-Myers Squibb Co.	4,429
77	Eli Lilly & Co.	4,122
151	Endo Pharmaceuticals Holdings, Inc. (a)	4,035
98	Forest Laboratories, Inc. (a)	3,566

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
298	King Pharmaceuticals, Inc. (a)	3,053
153	Medicis Pharmaceutical Corp., Class A	3,978
36	MGI Pharma, Inc. (a)	1,461
148	Perrigo Co.	5,199
94	Pfizer, Inc.	2,144
90	Schering-Plough Corp.	2,407
163	Valeant Pharmaceuticals International (a)	1,949
136	Watson Pharmaceuticals, Inc. (a)	3,681
16	Wyeth	712
		47,605
	Real Estate Investment Trusts (REITs) — 0.4%
87	CapitalSource, Inc.	1,529
97	DCT Industrial Trust, Inc.	903
40	Duke Realty Corp.	1,052
26	Equity Residential	939
30	Pennsylvania Real Estate Investment Trust	888
		5,311
	Real Estate Management & Development — 0.1%
48	Brookfield Properties Corp. (Canada)	925
	Road & Rail — 0.9%
57	Con-way, Inc.	2,385
71	CSX Corp.	3,139
36	Kansas City Southern Industries, Inc. (a)	1,226
24	Union Pacific Corp.	3,045
106	YRC Worldwide, Inc. (a)	1,810
		11,605
	Semiconductors & Semiconductor Equipment — 4.1%
489	Amkor Technology, Inc. (a)	4,167
95	Cymer, Inc. (a)	3,708
291	Entegris, Inc. (a)	2,514
132	International Rectifier Corp. (a)	4,469
100	Lam Research Corp. (a)	4,339
53	MEMC Electronic Materials, Inc. (a)	4,646
5	MKS Instruments, Inc. (a)	89
153	Novellus Systems, Inc. (a)	4,216
49	NVIDIA Corp. (a)	1,671
503	ON Semiconductor Corp. (a)	4,464
795	RF Micro Devices, Inc. (a)	4,542
50	Sigma Designs, Inc. (a)	2,769
60	Silicon Laboratories, Inc. (a)	2,250
419	Skyworks Solutions, Inc. (a)	3,563
48	STMicroelectronics N.V. (Switzerland)	681
87	Teradyne, Inc. (a)	896
49	Varian Semiconductor Equipment Associates, Inc. (a)	1,808
205	Zoran Corp. (a)	4,605
		55,397
	Software — 2.9%
120	Activision, Inc. (a)	3,569
94	BMC Software, Inc. (a)	3,333
139	CA, Inc.	3,475
266	Cadence Design Systems, Inc. (a)	4,519
484	Compuware Corp. (a)	4,300
109	Macrovision Corp. (a)	2,001
67	McAfee, Inc. (a)	2,508
9	Microsoft Corp.	308
665	Novell, Inc. (a)	4,570
62	Parametric Technology Corp. (a)	1,099
94	Sybase, Inc. (a)	2,461
238	Symantec Corp. (a)	3,839
148	Synopsys, Inc. (a)	3,842
		39,824
	Specialty Retail — 4.6%
41	Abercrombie & Fitch Co., Class A	3,310
174	Aeropostale, Inc. (a)	4,599
174	American Eagle Outfitters, Inc.	3,615
36	AutoZone, Inc. (a)	4,322
82	Barnes & Noble, Inc.	2,823
102	Bed Bath & Beyond, Inc. (a)	2,990
78	Best Buy Co., Inc.	4,120
158	Brown Shoe Co., Inc.	2,389
207	Charming Shoppes, Inc. (a)	1,121
77	Collective Brands, Inc. (a)	1,343
259	Dress Barn, Inc. (a)	3,242
63	GameStop Corp., Class A (a)	3,931
41	Gap, Inc. (The)	880
67	Guess?, Inc.	2,552
48	Gymboree Corp. (a)	1,469
128	Men’s Wearhouse, Inc.	3,455
127	OfficeMax, Inc.	2,619
82	Penske Auto Group, Inc.	1,428
188	RadioShack Corp.	3,177
67	Sherwin-Williams Co. (The)	3,882
71	Tiffany & Co.	3,281
75	TJX Cos., Inc.	2,161
		62,709

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 1.8%
153	Carter’s, Inc. (a)	2,960
17	Columbia Sportswear Co.	738
23	Deckers Outdoor Corp. (a)	3,490
118	Fossil, Inc. (a)	4,946
39	Jones Apparel Group, Inc.	623
53	Nike, Inc., Class B	3,417
29	Phillips-Van Heusen Corp.	1,062
31	V.F. Corp.	2,109
128	Warnaco Group, Inc. (The) (a)	4,470
		23,815
	Thrifts & Mortgage Finance — 0.2%
148	Sovereign Bancorp, Inc.	1,688
30	Washington Mutual, Inc.	413
		2,101
	Tobacco — 0.6%
46	Altria Group, Inc.	3,455
2	Reynolds American, Inc.	155
95	Universal Corp.	4,887
		8,497
	Trading Companies & Distributors — 0.7%
47	Aircastle Ltd.	1,247
79	Applied Industrial Technologies, Inc.	2,293
85	GATX Corp.	3,106
71	WESCO International, Inc. (a)	2,834
		9,480
	Wireless Telecommunication Services — 0.3%
61	Telephone & Data Systems, Inc.	3,810
	Total Long-Term Investments (Cost $1,163,653)	1,241,863
Short-Term Investment — 2.8%
	Investment Company — 2.8%
37,443	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $37,443)	37,443
	Total Investments — 94.4% (Cost $1,201,096)	1,279,306
	Other Assets in Excess of Liabilities — 5.6%	75,702
	NET ASSETS — 100.0%	$1,355,008

Short Positions — 92.4%
	Common Stocks — 92.4%
	Aerospace & Defense — 1.0%
187	Hexcel Corp. (a)	4,540
41	Moog, Inc., Class A (a)	1,877
53	Rockwell Collins, Inc.	3,812
106	Spirit Aerosystems Holdings, Inc., Class A (a)	3,672
		13,901
	Air Freight & Logistics — 0.4%
25	CH Robinson Worldwide, Inc.	1,334
88	Expeditors International of Washington, Inc.	3,948
9	Hub Group, Inc., Class A (a)	226
		5,508
	Airlines — 0.6%
418	Airtran Holdings, Inc. (a)	2,989
168	JetBlue Airways Corp. (a)	991
295	Southwest Airlines Co.	3,596
		7,576
	Auto Components — 0.3%
33	Johnson Controls, Inc.	1,184
111	Tenneco, Inc. (a)	2,896
		4,080
	Beverages — 1.3%
63	Brown-Forman Corp.,	4,697
66	Central European Distribution Corp. (a)	3,859
57	Coca-Cola Co. (The)	3,505
215	Constellation Brands, Inc., Class A (a)	5,082
		17,143
	Biotechnology — 1.5%
25	Alexion Pharmaceuticals, Inc. (a)	1,910
8	Celgene Corp. (a)	377
21	Genentech, Inc. (a)	1,411
106	Gilead Sciences, Inc. (a)	4,872
90	ImClone Systems, Inc. (a)	3,849
48	Onyx Pharmaceuticals, Inc. (a)	2,697
45	OSI Pharmaceuticals, Inc. (a)	2,185
36	United Therapeutics Corp. (a)	3,514
		20,815
	Building Products — 0.6%
213	Owens Corning, Inc. (a)	4,298
90	USG Corp. (a)	3,224
		7,522

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — 3.1%
50	Bank of New York Mellon Corp. (The)	2,425
25	Bear Stearns Cos., Inc. (The)	2,244
172	Charles Schwab Corp. (The)	4,401
72	Cohen & Steers, Inc.	2,158
90	Federated Investors, Inc., Class B	3,718
5	Franklin Resources, Inc.	550
22	GFI Group, Inc. (a)	2,084
60	Investment Technology Group, Inc. (a)	2,847
120	Jefferies Group, Inc.	2,769
319	Knight Capital Group, Inc., Class A (a)	4,594
43	Legg Mason, Inc.	3,132
65	T. Rowe Price Group, Inc.	3,955
110	TD Ameritrade Holding Corp. (a)	2,199
124	Waddell & Reed Financial, Inc.,	4,457
		41,533
	Chemicals — 1.7%
16	Air Products & Chemicals, Inc.	1,541
43	Airgas, Inc.	2,257
34	Albemarle Corp.	1,422
93	Ecolab, Inc.	4,752
45	FMC Corp.	2,430
67	International Flavors & Fragrances, Inc.	3,242
41	Mosaic Co. (The) (a)	3,905
23	Rohm & Haas Co.	1,240
33	Scotts Miracle-Gro Co. (The), Class A	1,235
72	Valspar Corp.	1,621
		23,645
	Commercial Banks — 2.3%
32	Cullen/Frost Bankers, Inc.	1,638
90	First Community Bancorp, Inc.	3,711
180	First Horizon National Corp.	3,259
107	First Midwest Bancorp, Inc.	3,270
274	Huntington Bancshares, Inc.	4,048
285	National City Corp.	4,685
57	PNC Financial Services Group, Inc.	3,728
373	Popular, Inc.	3,956
24	Regions Financial Corp.	556
106	Valley National Bancorp	2,028
22	Wilmington Trust Corp.	772
		31,651
	Commercial Services & Supplies — 3.5%
63	Avery Dennison Corp.	3,351
130	ChoicePoint, Inc. (a)	4,745
48	Cintas Corp.	1,603
141	Corrections Corp. of America (a)	4,157
144	Covanta Holding Corp. (a)	3,971
122	Equifax, Inc.	4,443
132	GEO Group, Inc. (The) (a)	3,682
59	IHS, Inc., Class A (a)	3,588
30	Mine Safety Appliances Co.	1,556
116	Pitney Bowes, Inc.	4,400
161	Resources Connection, Inc.	2,923
174	Tetra Tech, Inc. (a)	3,739
156	Waste Management, Inc.	5,091
		47,249
	Communications Equipment — 1.4%
76	Adtran, Inc.	1,623
136	F5 Networks, Inc. (a)	3,888
270	JDS Uniphase Corp. (a)	3,592
226	Motorola, Inc.	3,618
50	QUALCOMM, Inc.	1,974
682	Sonus Networks, Inc. (a)	3,977
		18,672
	Computers & Peripherals — 1.3%
567	Brocade Communications Systems, Inc. (a)	4,164
44	Dell, Inc. (a)	1,088
90	Diebold, Inc.	2,621
120	Electronics for Imaging, Inc. (a)	2,702
116	EMC Corp. (a)	2,150
171	Intermec, Inc. (a)	3,466
52	SanDisk Corp. (a)	1,738
		17,929
	Construction & Engineering — 0.8%
173	Aecom Technology Corp. (a)	4,956
11	Foster Wheeler Ltd. (a)	1,693
142	Quanta Services, Inc. (a)	3,738
14	Shaw Group, Inc. (The) (a)	867
		11,254
	Construction Materials — 1.1%
111	Eagle Materials, Inc.	3,952
31	Martin Marietta Materials, Inc.	4,170
62	Texas Industries, Inc.	4,333
40	Vulcan Materials Co.	3,170
		15,625

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Containers & Packaging — 0.6%
76	AptarGroup, Inc.	3,129
109	Bemis Co.	2,972
23	Crown Holdings, Inc. (a)	580
3	Greif, Inc., Class A	211
18	Sealed Air Corp.	421
1	Silgan Holdings, Inc.	43
22	Smurfit-Stone Container Corp. (a)	230
22	Temple-Inland, Inc.	455
		8,041
	Distributors — 0.5%
51	Genuine Parts Co.	2,343
230	LKQ Corp. (a)	4,845
		7,188
	Diversified Consumer Services — 1.0%
144	Career Education Corp. (a)	3,622
237	Corinthian Colleges, Inc. (a)	3,656
107	Jackson Hewitt Tax Service, Inc.	3,393
15	Strayer Education, Inc.	2,542
		13,213
	Diversified Financial Services — 0.8%
7	Guaranty Financial Group, Inc. (a)	117
55	Nasdaq Stock Market, Inc. (The) (a)	2,739
31	Nymex Holdings Inc	4,128
49	NYSE Euronext	4,304
		11,288
	Diversified Telecommunication Services — 0.9%
269	Citizens Communications Co.	3,431
1,572	Level 3 Communications, Inc. (a)	4,779
168	Time Warner Telecom, Inc., Class A (a)	3,416
		11,626
	Electric Utilities — 2.7%
74	Allegheny Energy, Inc.	4,726
149	Cleco Corp.	4,129
32	Entergy Corp.	3,860
45	Exelon Corp.	3,682
44	FPL Group, Inc.	3,016
45	Great Plains Energy, Inc.	1,328
124	Hawaiian Electric Industries, Inc.	2,818
61	ITC Holdings Corp.	3,460
124	Northeast Utilities	3,868
227	Sierra Pacific Resources	3,862
30	Southern Co. (The)	1,147
18	Westar Energy, Inc.	456
		36,352
	Electrical Equipment — 1.1%
24	Ametek, Inc.	1,106
76	Baldor Electric Co.	2,570
95	Brady Corp., Class A	3,350
137	Energy Conversion Devices, Inc. (a)	4,614
58	Roper Industries, Inc.	3,629
		15,269
	Electronic Equipment & Instruments — 2.1%
15	Agilent Technologies, Inc. (a)	564
8	Anixter International, Inc. (a)	479
174	Benchmark Electronics, Inc. (a)	3,092
197	Cogent, Inc. (a)	2,200
97	Daktronics, Inc.	2,189
114	Flir Systems, Inc. (a)	3,578
55	Itron, Inc. (a)	5,272
15	L-1 Identity Solutions Inc (a)	276
157	Molex, Inc.	4,288
52	National Instruments Corp.	1,742
109	Trimble Navigation Ltd. (a)	3,309
29	Tyco Electronics Ltd. (Bermuda)	1,059
		28,048
	Energy Equipment & Services — 2.8%
48	Baker Hughes, Inc.	3,912
33	BJ Services Co.	799
91	CARBO Ceramics, Inc.	3,399
68	Dril-Quip, Inc. (a)	3,788
28	Grant Prideco, Inc. (a)	1,545
48	Helmerich & Payne, Inc.	1,926
205	Hercules Offshore, Inc. (a)	4,884
173	Nabors Industries Ltd. (Bermuda) (a)	4,728
39	Schlumberger Ltd.	3,845
270	Tetra Technologies, Inc. (a)	4,202
64	Weatherford International Ltd. (a)	4,412
		37,440
	Food & Staples Retailing — 1.9%
95	CVS/Caremark Corp.	3,760
129	Great Atlantic & Pacific Tea Co., Inc. (a)	4,028
1,243	Rite Aid Corp. (a)	3,469
56	Ruddick Corp.	1,931
173	United Natural Foods, Inc. (a)	5,486
87	Walgreen Co.	3,308
86	Whole Foods Market, Inc.	3,525
		25,507

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Food Products — 2.1%
93	Archer-Daniels-Midland Co.	4,331
95	Campbell Soup Co.	3,388
175	Dean Foods Co.	4,534
101	Hershey Co. (The)	3,983
1	Hormel Foods Corp.	39
115	McCormick & Co., Inc.	4,359
8	Ralcorp Holdings, Inc. (a)	461
153	Smithfield Foods, Inc. (a)	4,439
61	Wm. Wrigley, Jr., Co.	3,563
		29,097
	Gas Utilities — 1.5%
118	AGL Resources, Inc.	4,434
92	Equitable Resources, Inc.	4,922
23	National Fuel Gas Co.	1,064
40	Northwest Natural Gas Co.	1,950
100	Piedmont Natural Gas Co.	2,609
20	Questar Corp.	1,062
88	Southern Union Co.	2,588
43	Southwest Gas Corp.	1,272
		19,901
	Health Care Equipment & Supplies — 3.9%
166	Advanced Medical Optics, Inc. (a)	4,073
26	Alcon, Inc. (Switzerland)	3,679
311	American Medical Systems Holdings, Inc. (a)	4,492
311	Boston Scientific Corp. (a)	3,621
92	Cooper Cos., Inc. (The)	3,493
66	Covidien Ltd. (Bermuda)	2,920
58	Haemonetics Corp. (a)	3,686
109	Hospira, Inc. (a)	4,637
37	Immucor, Inc. (a)	1,262
18	Inverness Medical Innovations, Inc. (a)	988
51	Medtronic, Inc.	2,552
59	NuVasive, Inc. (a)	2,334
99	ResMed, Inc. (a)	5,225
84	Respironics, Inc. (a)	5,521
94	West Pharmaceutical Services, Inc.	3,823
		52,306
	Health Care Providers & Services — 2.7%
131	Brookdale Senior Living, Inc.	3,720
145	Community Health Systems, Inc. (a)	5,349
23	DaVita, Inc. (a)	1,283
82	Health Management Associates, Inc., Class A	490
79	Healthways, Inc. (a)	4,607
144	Omnicare, Inc.	3,274
19	Owens & Minor, Inc.	807
107	Patterson Cos., Inc. (a)	3,630
137	PSS World Medical, Inc. (a)	2,673
59	Quest Diagnostics, Inc.	3,105
70	Universal Health Services, Inc., Class B	3,604
88	VCA Antech, Inc. (a)	3,909
		36,451
	Health Care Technology — 0.9%
213	Allscripts Healthcare Solutions, Inc. (a)	4,143
1	Cerner Corp. (a)	51
303	HLTH Corp. (a)	4,065
184	IMS Health, Inc.	4,243
		12,502
	Hotels, Restaurants & Leisure — 3.1%
78	Ameristar Casinos, Inc.	2,156
208	Cheesecake Factory, Inc. (The) (a)	4,929
69	Gaylord Entertainment Co. (a)	2,793
36	Las Vegas Sands Corp. (a)	3,685
77	Life Time Fitness, Inc. (a)	3,834
65	Orient-Express Hotels Ltd., Class H (Bermuda)	3,718
91	Panera Bread Co., Class A (a)	3,276
141	Pinnacle Entertainment, Inc. (a)	3,327
143	Scientific Games Corp. (a)	4,768
187	Starbucks Corp. (a)	3,835
68	Tim Hortons, Inc. (Canada)	2,521
69	WMS Industries, Inc. (a)	2,538
28	Yum! Brands, Inc.	1,058
		42,438
	Household Durables — 1.6%
193	Centex Corp.	4,868
253	D.R. Horton, Inc.	3,328
26	Fortune Brands, Inc.	1,906
15	Harman International Industries, Inc.	1,087
206	Lennar Corp., Class A	3,689
105	MDC Holdings, Inc.	3,891
219	Pulte Homes, Inc.	2,311
		21,080
	Household Products — 0.2%
38	Colgate-Palmolive Co.	2,925

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
		Independent Power Producers & Energy Traders — 0.4%
35		Constellation Energy Group, Inc.	3,638
39		Ormat Technologies, Inc.	2,132
			5,770
		Industrial Conglomerates — 0.6%
37		3M Co.	3,102
120		General Electric Co.	4,460
			7,562
		Insurance — 2.9%
65		Aflac, Inc.	4,041
162		Arthur J. Gallagher & Co.	3,917
45		Brown & Brown, Inc.	1,049
—	(h)	Cincinnati Financial Corp.	4
377		Conseco, Inc. (a)	4,732
234		Fidelity National Financial, Inc., Class A	3,426
79		First American Corp.	2,708
68		Hilb, Rogal & Hobbs Co.	2,746
3		Markel Corp. (a)	1,639
176		Marsh & McLennan Cos., Inc.	4,665
18		Mercury General Corp.	917
43		Odyssey Re Holdings, Corp.	1,587
249		Old Republic International Corp.	3,831
242		Progressive Corp. (The)	4,644
			39,906
		Internet & Catalog Retail — 0.4%
262		Liberty Media Corp. — Interactive (a)	5,000
		Internet Software & Services — 1.8%
123		Akamai Technologies, Inc. (a)	4,253
239		CNET Networks, Inc. (a)	2,187
42		DealerTrack Holdings, Inc. (a)	1,390
102		Digital River, Inc. (a)	3,368
36		Equinix, Inc. (a)	3,613
63		Omniture, Inc. (a)	2,110
118		VeriSign, Inc. (a)	4,455
141		Yahoo!, Inc. (a)	3,290
			24,666
		IT Services — 2.1%
743		BearingPoint, Inc. (a)	2,103
92		Euronet Worldwide, Inc. (a)	2,759
36		Fidelity National Information Services, Inc.	1,493
192		Gartner, Inc. (a)	3,373
108		Iron Mountain, Inc. (a)	3,992
75		Paychex, Inc.	2,723
196		Perot Systems Corp., Class A (a)	2,641
106		VeriFone Holdings, Inc. (a)	2,462
167		Western Union Co. (The)	4,060
86		Wright Express Corp. (a)	3,037
			28,643
		Leisure Equipment & Products — 0.3%
121		Mattel, Inc.	2,307
93		Pool Corp.	1,848
			4,155
		Life Sciences Tools & Services — 1.1%
16		Covance, Inc. (a)	1,366
51		Millipore Corp. (a)	3,723
120		Pharmaceutical Product Development, Inc.	4,855
17		Techne Corp. (a)	1,105
78		Thermo Fisher Scientific, Inc. (a)	4,516
			15,565
		Machinery — 3.7%
71		Briggs & Stratton Corp.	1,619
57		Bucyrus International, Inc.	5,670
70		Clarcor, Inc.	2,670
18		Danaher Corp.	1,598
99		Donaldson Co., Inc.	4,609
120		ESCO Technologies, Inc. (a)	4,784
18		Flowserve Corp.	1,749
117		Graco, Inc.	4,368
128		IDEX Corp.	4,618
88		Joy Global, Inc.	5,810
85		Kaydon Corp.	4,644
53		Nordson Corp.	3,098
85		PACCAR, Inc.	4,628
			49,865
		Marine — 0.3%
68		Alexander & Baldwin, Inc.	3,496
		Media — 2.3%
81		Arbitron, Inc.	3,386
132		Discovery Holding Co., Class A (a)	3,326
1		E.W. Scripps Co., Class A	52
279		Gemstar-TV Guide International, Inc. (a)	1,328
94		Getty Images, Inc. (a)	2,727
15		Interactive Data Corp.	487
113		Interpublic Group of Companies, Inc. (The) (a)	919
80		Lamar Advertising Co., Class A	3,870
102		Live Nation, Inc. (a)	1,476
146		News Corp., Class A	2,987

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Media — Continued
1,205	Sirius Satellite Radio, Inc. (a)	3,651
171	Virgin Media, Inc.	2,937
13	Walt Disney Co. (The)	426
5	Washington Post Co. (The), Class B	3,854
		31,426
	Metals & Mining — 0.5%
49	Newmont Mining Corp.	2,378
143	Titanium Metals Corp.	3,794
		6,172
	Multi-Utilities — 0.8%
85	Ameren Corp.	4,595
96	Black Hills Corp.	4,252
45	Integrys Energy Group, Inc.	2,320
2	Wisconsin Energy Corp.	75
		11,242
	Multiline Retail — 1.1%
236	Dillard’s, Inc., Class A	4,425
22	Kohl’s Corp. (a)	989
100	Nordstrom, Inc.	3,667
192	Saks, Inc. (a)	3,978
10	Sears Holdings Corp. (a)	1,062
18	Target Corp.	893
		15,014
	Office Electronics — 0.1%
26	Zebra Technologies Corp., Class A (a)	909
	Oil, Gas & Consumable Fuels — 5.9%
149	Alpha Natural Resources, Inc. (a)	4,850
142	Arch Coal, Inc.	6,372
3	Berry Petroleum Co., Class A	111
67	Bill Barrett Corp. (a)	2,793
122	Cabot Oil & Gas Corp.	4,945
137	Cheniere Energy, Inc. (a)	4,463
119	Cimarex Energy Co.	5,046
84	CNX Gas Corp. (a)	2,675
83	Consol Energy, Inc.	5,904
159	Delta Petroleum Corp. (a)	3,000
107	Encore Acquisition Co. (a)	3,579
20	EOG Resources, Inc.	1,771
238	EXCO Resources, Inc. (a)	3,682
103	Foundation Coal Holdings, Inc.	5,394
12	Holly Corp.	609
42	Murphy Oil Corp.	3,558
84	Peabody Energy Corp.	5,156
75	Pioneer Natural Resources Co.	3,687
20	Southwestern Energy Co. (a)	1,104
120	Spectra Energy Corp.	3,103
46	Teekay Corp. (Bahamas)	2,466
88	Tesoro Corp.	4,205
30	World Fuel Services Corp.	880
		79,353
	Paper & Forest Products — 0.9%
274	Louisiana-Pacific Corp.	3,744
117	MeadWestvaco Corp.	3,665
60	Weyerhaeuser Co.	4,398
		11,807
	Personal Products — 0.4%
91	Avon Products, Inc.	3,594
59	Estee Lauder Cos., Inc. (The),	2,566
		6,160
	Pharmaceuticals — 0.8%
72	Adams Respiratory Therapeutics, Inc. (a)	4,316
84	Barr Pharmaceuticals, Inc. (a)	4,473
105	Mylan Laboratories, Inc.	1,479
		10,268
	Real Estate Investment Trusts (REITs) — 0.5%
30	Apartment Investment & Management Co.	1,037
25	Cousins Properties, Inc.	548
56	Douglas Emmett, Inc.	1,269
62	Equity One, Inc.	1,434
3	Essex Property Trust, Inc.	278
17	First Industrial Realty Trust, Inc.	575
11	Post Properties, Inc.	381
53	UDR, Inc.	1,047
		6,569
	Real Estate Management & Development — 0.0% (g)
7	Forestar Real Estate Group, Inc. (a)	172
	Road & Rail — 0.8%
231	Avis Budget Group, Inc. (a)	2,999
20	Burlington Northern Santa Fe Corp.	1,673
155	Heartland Express, Inc.	2,193
244	Knight Transportation, Inc.	3,616
		10,481

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Semiconductors & Semiconductor Equipment — 3.8%
410	Advanced Micro Devices, Inc. (a)	3,072
178	Altera Corp.	3,441
35	Analog Devices, Inc.	1,098
320	Atmel Corp. (a)	1,381
124	ATMI, Inc. (a)	3,984
91	Cree, Inc. (a)	2,506
107	Cypress Semiconductor Corp. (a)	3,838
77	Hittite Microwave Corp. (a)	3,656
396	LSI Corp. (a)	2,102
102	Microchip Technology, Inc.	3,201
510	Micron Technology, Inc. (a)	3,701
145	Microsemi Corp. (a)	3,220
255	Rambus, Inc. (a)	5,341
163	Sirf Technology Holdings, Inc. (a)	4,106
645	Spansion, Inc., Class A (a)	2,536
115	Tessera Technologies, Inc. (a)	4,774
		51,957
	Software — 2.8%
85	ANSYS, Inc. (a)	3,523
56	Concur Technologies, Inc. (a)	2,013
98	Electronic Arts, Inc. (a)	5,723
13	Factset Research Systems, Inc.	727
145	Intuit, Inc. (a)	4,583
48	MICROS Systems, Inc. (a)	3,346
121	Net 1 UEPS Technologies, Inc. (South Africa) (a)	3,550
117	Red Hat, Inc. (a)	2,444
83	Take-Two Interactive Software, Inc. (a)	1,536
202	THQ, Inc. (a)	5,693
585	TIBCO Software, Inc. (a)	4,723
		37,861
	Specialty Retail — 2.6%
48	Aaron Rents, Inc.	929
81	Bebe Stores, Inc.	1,038
87	Borders Group, Inc.	926
115	Cabela’s, Inc. (a)	1,727
232	CarMax, Inc. (a)	4,587
263	Chico’s FAS, Inc. (a)	2,374
668	Circuit City Stores, Inc.	2,806
5	J Crew Group, Inc. (a)	243
193	Limited Brands, Inc.	3,658
124	O’Reilly Automotive, Inc. (a)	4,011
93	Office Depot, Inc. (a)	1,300
159	Pacific Sunwear of California, Inc. (a)	2,249
172	Talbots, Inc.	2,038
96	Tractor Supply Co. (a)	3,448
43	Urban Outfitters, Inc. (a)	1,185
206	Zale Corp. (a)	3,316
		35,835
	Textiles, Apparel & Luxury Goods — 0.9%
46	Hanesbrands, Inc. (a)	1,246
176	Liz Claiborne, Inc.	3,575
305	Quiksilver, Inc. (a)	2,615
165	Timberland Co., Class A (a)	2,988
41	Under Armour, Inc., Class A (a)	1,785
		12,209
	Thrifts & Mortgage Finance — 1.5%
197	Countrywide Financial Corp.	1,763
8	Fannie Mae	305
94	Freddie Mac	3,206
145	MGIC Investment Corp.	3,255
176	NewAlliance Bancshares, Inc.	2,032
261	People’s United Financial, Inc.	4,645
341	PMI Group, Inc. (The)	4,534
		19,740
	Trading Companies & Distributors — 0.5%
113	Fastenal Co.	4,548
43	UAP Holding Corp.	1,651
27	Watsco, Inc.	988
		7,187
	Water Utilities — 0.3%
186	Aqua America, Inc.	3,952
	Wireless Telecommunication Services — 1.0%
95	American Tower Corp., Class A (a)	4,038
113	Crown Castle International Corp. (a)	4,703
131	MetroPCS Communications, Inc. (a)	2,545
34	NII Holdings, Inc. (a)	1,649
66	Sprint Nextel Corp.	864
		13,799
	Total Short Positions (Proceeds $1,331,283)	$1,251,516

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
		Common Stocks — 96.6%
		Beverages — 3.4%
185		Anheuser-Busch Cos., Inc.	9,698
25		Diageo plc ADR (United Kingdom)	2,146
100		Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	3,817
			15,661
		Capital Markets — 5.0%
260		Charles Schwab Corp. (The)	6,643
500		W.P. Carey & Co. LLC	16,600
			23,243
		Chemicals — 1.0%
115		Albemarle Corp.	4,744
		Commercial Banks — 11.3%
100		M&T Bank Corp.	8,157
65		SunTrust Banks, Inc.	4,062
950		Synovus Financial Corp.	22,876
360		United Community Banks, Inc.	5,688
212		Wachovia Corp.	8,068
100		Wilmington Trust Corp.	3,520
			52,371
		Communications Equipment — 0.5%
55		QUALCOMM, Inc.	2,164
		Construction Materials — 2.0%
275		Cemex S.A.B. de C.V. ADR (Mexico) (a)	7,116
25		Vulcan Materials Co.	1,977
			9,093
		Consumer Finance — 1.0%
90		American Express Co.	4,682
		Containers & Packaging — 1.6%
100		Rock-Tenn Co., Class A	2,541
225		Temple-Inland, Inc.	4,700
			7,241
		Distributors — 0.6%
60		Genuine Parts Co.	2,778
		Diversified Financial Services — 1.5%
105		Guaranty Financial Group, Inc. (a)	1,680
155		Onex Corp. (Canada)	5,495
			7,175
		Diversified Telecommunication Services — 1.4%
494		Windstream Corp.	6,434
		Electrical Equipment — 1.0%
140		Baldor Electric Co.	4,712
		Energy Equipment & Services — 3.1%
215		RPC, Inc.	2,518
130		SEACOR Holdings, Inc. (a)	12,056	>
			14,574
		Food & Staples Retailing — 1.6%
123		Great Atlantic & Pacific Tea Co., Inc. (a)	3,847
100		SUPERVALU, Inc.	3,752
			7,599
		Food Products — 1.0%
460		B&G Foods, Inc., Class A	4,697
		Gas Utilities — 0.7%
75		ONEOK, Inc.	3,358
		Health Care Providers & Services — 5.1%
105		Community Health Systems, Inc. (a)	3,870
160		Coventry Health Care, Inc. (a)	9,480
204		National Healthcare Corp.	10,533
			23,883
		Hotels, Restaurants & Leisure — 0.3%
20		McDonald’s Corp.	1,178
		Household Durables — 1.2%
75		Fortune Brands, Inc.	5,427
		Industrial Conglomerates — 1.2%
155		Carlisle Cos., Inc.	5,740
		Insurance — 9.7%
130		Assurant, Inc.	8,697
—	(h)	Berkshire Hathaway, Inc., Class A (a)	3,540
120		Loews Corp.	6,041
600		Old Republic International Corp.	9,246
300		OneBeacon Insurance Group Ltd.	6,450
200		ProAssurance Corp. (a)	10,984
			44,958
		Machinery — 2.4%
50		Joy Global, Inc.	3,291
80		Kennametal, Inc.	3,029
100		Oshkosh Truck Corp.	4,726
			11,046
		Media — 7.1%
300		Belo Corp., Class A	5,232
150		Cablevision Systems Corp., Class A (a)	3,675
363		Clear Channel Communications, Inc.	12,520

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
200	Entercom Communications Corp., Class A	2,738
265	Lin TV Corp., Class A (a)	3,225
75	McClatchy Co., Class A	939
6	Washington Post Co. (The), Class B	4,749
		33,078
	Metals & Mining — 1.2%
55	Cleveland-Cliffs, Inc.	5,544
	Oil, Gas & Consumable Fuels — 10.2%
205	Devon Energy Corp.	18,226
80	Energy Transfer Equity LP	2,818
99	Kinder Morgan Management LLC (a)	5,224
100	NuStar GP Holdings LLC	2,855
170	Teekay Corp. (Bahamas)	9,046
260	Williams Cos., Inc.	9,303
		47,472
	Pharmaceuticals — 1.0%
80	Merck & Co., Inc.	4,649
	Real Estate Investment Trusts (REITs) — 6.3%
386	Agree Realty Corp.	11,603
370	National Health Investors, Inc.	10,323
40	Plum Creek Timber Co., Inc.	1,842
30	PS Business Parks, Inc.	1,576
30	Public Storage	2,202
40	Rayonier, Inc.	1,890
		29,436
	Real Estate Management & Development — 2.5%
130	Brookfield Asset Management, Inc., Class A (Canada)	4,637
240	Brookfield Properties Co. (Canada)	4,620
105	Forestar Real Estate Group, Inc. (a)	2,477
		11,734
	Software — 0.6%
80	Microsoft Corp.	2,848
	Specialty Retail — 5.3%
175	AutoNation, Inc. (a)	2,741
45	AutoZone, Inc. (a)	5,396
100	Bed Bath & Beyond, Inc. (a)	2,939
165	Home Depot, Inc.	4,445
130	Staples, Inc.	2,999
215	TJX Cos., Inc.	6,177
		24,697
	Textiles, Apparel & Luxury Goods — 2.6%
100	Columbia Sportswear Co.	4,409
115	V.F. Corp.	7,896
		12,305
	Thrifts & Mortgage Finance — 1.5%
387	People’s United Financial, Inc.	6,890
	Tobacco — 0.5%
30	Altria Group, Inc.	2,267
	Trading Companies & Distributors — 1.2%
150	GATX Corp.	5,502
	Total Common Stocks (Cost $439,422)	449,180
	Investment Company — 1.5%
256	Cohen & Steers Select Utility Fund, Inc. (Cost $6,125)	7,035
	Total Long-Term Investments (Cost $445,547)	456,215
Short-Term Investment — 1.3%
	Investment Company — 1.3%
6,228	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,228)	6,228
	Total Investments — 99.4% (Cost $451,775)	462,443
	Other Assets in Excess of Liabilities — 0.6%	2,755
	NET ASSETS — 100.0%	$465,198

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

ABBREVIATIONS:

(a)	— Non-income producing security

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares or dollars).

(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)	— All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(s)	— These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

ADR	— American Depositary Receipt

FRN	— Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$1,079,782	$1,381,216	$486,038	$305,767
Investments in affiliates, at value	15,706	14,153	—	24,507
Total investment securities, at value	1,095,488	1,395,369	486,038	330,274
Cash	3	129	—	5
Receivables:
Investment securities sold	—	—	4,477	—
Fund shares sold	4,100	1,533	117	5,568
Interest and dividends	272	330	687	161
Prepaid expenses and other assets	—	1	1	—
Total Assets	1,099,863	1,397,362	491,320	336,008

LIABILITIES:
Payables:
Due to custodian	—	—	1,555	—
Dividends	—	—	—	—
Investment securities purchased	—	—	714	17,525
Interfund lending	—	—	776	—
Collateral for securities lending program	57,315	81,963	33,861	8,565
Fund shares redeemed	849	3,316	4,716	145
Accrued liabilities:
Investment advisory fees	354	744	277	145
Administration fees	100	115	27	22
Shareholder servicing fees	221	161	69	35
Distribution fees	145	202	80	24
Custodian and accounting fees	14	29	17	15
Trustees’ and Chief Compliance Officer’s fees	33	3	1	2
Other	193	385	177	106
Total Liabilities	59,224	86,918	42,270	26,584
Net Assets:	$1,040,639	$1,310,444	$449,050	$309,424

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$843,612	$1,044,829	$366,603	$521,683
Accumulated undistributed (distributions in excess of) net investment income	(2,841)	(4,821)	(873)	(209)
Accumulated net realized gains (losses)	10,737	30,546	16,138	(231,231)
Net unrealized appreciation (depreciation)	189,131	239,890	67,182	19,181
Total Net Assets	$1,040,639	$1,310,444	$449,050	$309,424

Net Assets:
Class A	$540,790	$496,421	$170,808	$74,149
Class B	18,678	108,610	42,665	3,686
Class C	27,702	35,644	22,247	12,384
Select Class	453,469	666,885	210,833	219,205
Ultra	—	2,884	2,497	—
Total	$1,040,639	$1,310,444	$449,050	$309,424

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,906	22,421	17,066	8,166
Class B	501	6,080	4,641	429
Class C	759	1,756	2,421	1,442
Select Class	10,069	28,453	21,213	24,041
Ultra	—	123	251	—

Net Asset Value:
Class A — Redemption price per share	$41.90	$22.14	$10.01	$9.08
Class B — Offering price per share (a)	37.25	17.86	9.19	8.58
Class C — Offering price per share (a)	36.52	20.30	9.19	8.59
Select Class — Offering and redemption price per share	45.04	23.44	9.94	9.12
Ultra — Offering and redemption price per share	—	23.54	9.95	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$44.22	$23.37	$10.56	$9.58

Cost of investments in non-affiliates	$890,651	$1,141,326	$418,856	$286,586
Cost of investments in affiliates	15,706	14,153	—	24,507
Market value of securities on loan	55,775	79,781	33,157	8,299

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$223,284	$7,558,720	$1,241,863	$456,215
Investments in affiliates, at value	4,748	63,890	37,443	6,228
Total investment securities, at value	228,032	7,622,610	1,279,306	462,443
Cash	8	471	20	35
Deposit with broker for securities sold short	—	—	1,333,161	—
Receivables:
Investment securities sold	114	7,486	—	6,742
Fund shares sold	213	9,798	1,773	1,463
Interest and dividends	227	12,130	6,071	2,272
Prepaid expenses and other assets	—	—	1	—
Total Assets	228,594	7,652,495	2,620,332	472,955

LIABILITIES:
Payables:
Dividends for securities sold short	—	—	1,165	—
Investment securities purchased	11	448	—	4,922
Securities sold short	—	—	1,251,516	—
Collateral for securities lending program	10,447	355,104	—	—
Fund shares redeemed	165	27,941	10,756	2,232
Accrued liabilities:
Investment advisory fees	130	3,396	1,353	220
Administration fees	16	292	103	16
Shareholder servicing fees	14	1,119	33	97
Distribution fees	—	1,303	126	188
Custodian and accounting fees	2	71	21	7
Trustees’ and Chief Compliance Officer’s fees	5	9	7	1
Other	55	812	244	74
Total Liabilities	10,845	390,495	1,265,324	7,757
Net Assets	$217,749	$7,262,000	$1,355,008	$465,198

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$165,939	$6,159,562	$1,397,298	$452,765
Accumulated undistributed (distributions in excess of) net investment income	(103)	(5,699)	2,067	599
Accumulated net realized gains (losses)	5,863	50,974	(202,334)	1,166
Net unrealized appreciation (depreciation)	46,050	1,057,163	157,977	10,668
Total Net Assets	$217,749	$7,262,000	$1,355,008	$465,198

Net Assets:
Class A	$—	$3,322,206	$117,826	$178,906
Class B	—	202,232	19,278	—
Class C	—	683,206	126,463	229,474
Select Class	217,749	908,721	1,091,441	36,781
Institutional Class	—	2,145,635	—	20,037
Total	$217,749	$7,262,000	$1,355,008	$465,198

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	137,528	11,581	9,789
Class B	—	8,554	1,917	—
Class C	—	28,827	12,563	12,623
Select Class	6,966	37,280	106,926	2,008
Institutional Class	—	87,462	—	1,098

Net Asset Value:
Class A — Redemption price per share	$—	$24.16	$10.17	$18.28
Class B — Offering price per share (a)	—	23.64	10.05	—
Class C — Offering price per share (a)	—	23.70	10.07	18.18
Select Class — Offering and redemption price per share	31.26	24.38	10.21	18.32
Institutional Class — Offering and redemption price per share	—	24.53	—	18.25
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$25.50	$10.73	$19.29

Cost of investments in non-affiliates	$177,234	$6,501,557	$1,163,653	$445,547
Cost of investments in affiliates	4,748	63,890	37,443	6,228
Market value of securities on loan	10,095	345,602	—	—
Proceeds from securities sold short	—	—	1,331,283	—

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income	$1,888	$2,573	$4,685	$326
Dividend income from affiliates (a)	439	435	195	206
Income from securities lending (net)	236	416	167	18
Foreign taxes withheld	(10)	(13)	(35)	—
Total investment income	2,553	3,411	5,012	550

EXPENSES:
Investment advisory fees	2,051	4,524	2,054	388
Administration fees	503	683	310	59
Distribution fees:
Class A	687	625	240	72
Class B	74	447	182	9
Class C	101	142	99	14
Shareholder servicing fees:
Class A	687	625	240	72
Class B	25	149	60	3
Class C	34	48	33	5
Select Class	537	915	453	69
Custodian and accounting fees	38	51	28	39
Interest expense	2	— (b)	10	1
Professional fees	32	35	28	32
Trustees’ and Chief Compliance Officer’s fees	4	9	4	1
Printing and mailing costs	108	62	36	28
Registration and filing fees	27	42	28	44
Transfer agent fees	428	661	264	38
Other	14	19	12	15
Total expenses	5,352	9,037	4,081	889
Less amounts waived	—	(825)	(385)	(132)
Less earnings credits	(3)	(3)	(2)	— (b)
Less reimbursement for legal matters	—	— (b)	— (b)	—
Net expenses	5,349	8,209	3,694	757
Net investment income (loss)	(2,796)	(4,798)	1,318	(207)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	44,778	73,113	58,784	1,297
Payment by affiliate (See Note 3)	—	68	50	—
Net realized gain (loss)	44,778	73,181	58,834	1,297
Change in net unrealized appreciation (depreciation) of:
Investments	4,825	(4,650)	(103,734)	5,880
Securities sold short	—	—	—	(3)
Change in net unrealized appreciation (depreciation)	4,825	(4,650)	(103,734)	5,877
Net realized/unrealized gains (losses)	49,603	68,531	(44,900)	7,174
Change in net assets resulting from operations	$46,807	$63,733	$(43,582)	$6,967

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income	$1,216	$60,227	$14,526	$6,809
Dividend income from affiliates (a)	117	3,516	2,699	816
Interest income	—	—	39,905 (b)	—
Income from securities lending (net)	30	798	—	—
Foreign taxes withheld	(3)	(79)	(31)	(14)
Total investment income	1,360	64,462	57,099	7,611

EXPENSES:
Investment advisory fees	858	26,160	11,824	1,633
Administration fees	129	3,946	927	246
Distribution fees:
Class A	—	4,524	209	246
Class B	—	834	85	—
Class C	—	2,856	616	920
Shareholder servicing fees:
Class A	—	4,524	209	246
Class B	—	278	28	—
Class C	—	952	205	307
Select Class	330	1,314	1,922	48
Institutional Class	—	1,198	—	11
Custodian and accounting fees	24	224	85	22
Interest expense	3	— (c)	2	—
Professional fees	26	115	37	25
Trustees’ and Chief Compliance Officer’s fees	2	49	12	3
Printing and mailing costs	13	473	73	24
Registration and filing fees	5	93	32	54
Transfer agent fees	47	4,613	320	226
Dividend expense on securities sold short	—	—	9,457	—
Other	4	84	23	6
Total expenses	1,441	52,237	26,066	4,017
Less amounts waived	(249)	(6,741)	(3,634)	(366)
Less earnings credits	(1)	(30)	(5)	(1)
Less reimbursement for legal matters	—	—	— (c)	—
Net expenses	1,191	45,466	22,427	3,650
Net investment income (loss)	169	18,996	34,672	3,961

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	18,312	241,104	81,028	1,063
Securities sold short	—	—	(194,105)	—
Net realized gain (loss)	18,312	241,104	(113,077)	1,063
Change in net unrealized appreciation (depreciation) of:
Investments	(18,897)	(661,245)	(271,408)	(28,751)
Securities sold short	—	—	237,097	—
Change in net unrealized appreciation (depreciation)	(18,897)	(661,245)	(34,311)	(28,751)
Net realized/unrealized gains (losses)	(585)	(420,141)	(147,388)	(27,688)
Change in net assets resulting from operations	$(416)	$(401,145)	$(112,716)	$(23,727)

(a)	Includes reimbursement of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Interest income earned on segregated cash for short positions.

(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,796)	$(4,548)	$(4,798)	$(9,044)
Net realized gain (loss)	44,778	101,852	73,181	225,078
Change in net unrealized appreciation (depreciation)	4,825	59,558	(4,650)	10,761
Change in net assets resulting from operations	46,807	156,862	63,733	226,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(55,966)	(37,430)	(73,492)	(70,626)
Class B
From net realized gains	(2,169)	(2,088)	(19,720)	(25,785)
Class C
From net realized gains	(3,222)	(1,859)	(5,686)	(6,792)
Select Class
From net investment income	—	(74)	—	—
From net realized gains	(43,643)	(25,344)	(97,118)	(107,952)
Ultra
From net realized gains	—	—	(400)	(1,418)
Total distributions to shareholders	(105,000)	(66,795)	(196,416)	(212,573)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	130,240	37,496	57,502	(62,785)

NET ASSETS:
Change in net assets	72,047	127,563	(75,181)	(48,563)
Beginning of period	968,592	841,029	1,385,625	1,434,188
End of period	$1,040,639	$968,592	$1,310,444	$1,385,625
Accumulated undistributed (distributions in excess of) net investment income	$(2,841)	$(45)	$(4,821)	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,318	$7,035	$(207)	$(498)
Net realized gain (loss)	58,834	156,003	1,297	10,762
Change in net unrealized appreciation (depreciation)	(103,734)	(6,646)	5,877	4,914
Change in net assets resulting from operations	(43,582)	156,392	6,967	15,178

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(123)	(1,948)	—	—
From net realized gains	(55,891)	(37,633)	—	—
Class B
From net investment income	—	(228)	—	—
From net realized gains	(14,795)	(9,974)	—	—
Class C
From net investment income	—	(124)	—	—
From net realized gains	(7,793)	(5,288)	—	—
Select Class
From net investment income	(474)	(5,575)	—	—
From net realized gains	(80,906)	(92,296)	—	—
Ultra
From net investment income	(4)	(38)	—	—
From net realized gains	(800)	(483)	—	—
Total distributions to shareholders	(160,786)	(153,587)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(85,962)	(192,190)	239,938	(25,455)

NET ASSETS:
Change in net assets	(290,330)	(189,385)	246,905	(10,277)
Beginning of period	739,380	928,765	62,519	72,796
End of period	$449,050	$739,380	$309,424	$62,519
Accumulated undistributed (distributions in excess of) net investment income	$(873)	$(1,590)	$(209)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$169	$1,017	$18,996	$65,981
Net realized gain (loss)	18,312	37,615	241,104	488,854
Change in net unrealized appreciation (depreciation)	(18,897)	12,225	(661,245)	789,575
Change in net assets resulting from operations	(416)	50,857	(401,145)	1,344,410

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(17,155)	(33,796)
From net realized gains	—	—	(263,331)	(145,970)
Class B
From net investment income	—	—	—	(1,118)
From net realized gains	—	—	(16,458)	(10,457)
Class C
From net investment income	—	—	—	(3,695)
From net realized gains	—	—	(55,482)	(35,418)
Select Class
From net investment income	(312)	(827)	(6,750)	(14,785)
From net realized gains	(41,318)	(23,004)	(74,470)	(55,110)
Institutional Class
From net investment income	—	—	(22,463)	(31,824)
From net realized gains	—	—	(169,310)	(95,197)
Total distributions to shareholders	(41,630)	(23,831)	(625,419)	(427,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(24,751)	(40,584)	(340,143)	424,154

NET ASSETS:
Change in net assets	(66,797)	(13,558)	(1,366,707)	1,341,194
Beginning of period	284,546	298,104	8,628,707	7,287,513
End of period	$217,749	$284,546	$7,262,000	$8,628,707
Accumulated undistributed (distributions in excess of) net investment income	$(103)	$40	$(5,699)	$21,673

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,672	$71,876	$3,961	$3,843
Net realized gain (loss)	(113,077)	(65,025)	1,063	24,756
Change in net unrealized appreciation (depreciation)	(34,311)	105,853	(28,751)	31,286
Change in net assets resulting from operations	(112,716)	112,704	(23,727)	59,885

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,552)	(5,486)	(2,315)	(748)
From net realized gains	—	—	(9,329)	(1,731)
Class B
From net investment income	(762)	(515)	—	—
From net realized gains	—	—	—	—
Class C
From net investment income	(4,924)	(3,745)	(1,899)	(533)
From net realized gains	—	—	(11,897)	(2,199)
Select Class
From net investment income	(57,423)	(51,420)	(558)	(221)
From net realized gains	—	—	(1,869)	(389)
Institutional Class
From net investment income	—	—	(363)	(76)
From net realized gains	—	—	(1,031)	(116)
Total distributions to shareholders	(68,661)	(61,166)	(29,261)	(6,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(732,339)	340,365	7,647	289,151

NET ASSETS:
Change in net assets	(913,716)	391,903	(45,341)	343,023
Beginning of period	2,268,724	1,876,821	510,539	167,516
End of period	$1,355,008	$2,268,724	$465,198	$510,539
Accumulated undistributed (distributions in excess of) net investment income	$2,067	$36,056	$599	$1,773

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$51,525	$66,012	$64,749	$91,587
Dividends and distributions reinvested	52,254	34,864	66,742	63,206
Cost of shares redeemed	(58,393)	(93,518)	(63,985)	(132,338)
Change in net assets from Class A capital transactions	$45,386	$7,358	$67,506	$22,455

Class B
Proceeds from shares issued	$1,178	$2,399	$2,639	$4,435
Dividends and distributions reinvested	1,820	1,754	18,946	24,710
Cost of shares redeemed	(3,240)	(13,705)	(22,207)	(57,020)
Change in net assets from Class B capital transactions	$(242)	$(9,552)	$(622)	$(27,875)

Class C
Proceeds from shares issued	$3,601	$5,975	$2,193	$3,330
Dividends and distributions reinvested	2,096	1,230	4,516	5,265
Cost of shares redeemed	(1,599)	(4,331)	(5,794)	(11,972)
Change in net assets from Class C capital transactions	$4,098	$2,874	$915	$(3,377)

Select Class
Proceeds from shares issued	$65,181	$81,512	$92,077	$202,985
Dividends and distributions reinvested	42,403	24,390	20,424	16,561
Cost of shares redeemed	(26,586)	(69,086)	(123,198)	(260,625)
Change in net assets from Select Class capital transactions	$80,998	$36,816	$(10,697)	$(41,079)

Ultra
Proceeds from shares issued	$—	$—	$400	$1,213
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	— (a)	(14,122)
Change in net assets from Ultra capital transactions	$—	$—	$400	$(12,909)

Total change in net assets from capital transactions	$130,240	$37,496	$57,502	$(62,785)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,118	1,589	2,585	3,821
Reinvested	1,284	862	3,105	2,784
Redeemed	(1,264)	(2,251)	(2,553)	(5,492)
Change in Class A Shares	1,138	200	3,137	1,113

Class B
Issued	30	64	130	218
Reinvested	50	48	1,092	1,294
Redeemed	(79)	(365)	(1,071)	(2,776)
Change in Class B Shares	1	(253)	151	(1,264)

Class C
Issued	92	163	98	150
Reinvested	59	34	229	248
Redeemed	(39)	(118)	(243)	(527)
Change in Class C Shares	112	79	84	(129)

Select Class
Issued	1,321	1,850	3,773	8,196
Reinvested	969	567	897	697
Redeemed	(545)	(1,563)	(4,575)	(10,352)
Change in Select Class Shares	1,745	854	95	(1,459)

Ultra
Issued	—	—	18	50
Reinvested	—	—	— (a)	—
Redeemed	—	—	— (a)	(538)
Change in Ultra Shares	—	—	18	(488)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$8,637	$30,190	$27,605	$3,407
Dividends and distributions reinvested	52,535	36,920	—	—
Cost of shares redeemed	(33,876)	(81,934)	(8,740)	(37,514)
Change in net assets from Class A capital transactions	$27,296	$(14,824)	$18,865	$(34,107)

Class B
Proceeds from shares issued	$584	$1,373	$2,361	$396
Dividends and distributions reinvested	14,191	9,628	—	—
Cost of shares redeemed	(7,678)	(16,655)	(360)	(396)
Change in net assets from Class B capital transactions	$7,097	$(5,654)	$2,001	$—

Class C
Proceeds from shares issued	$1,489	$1,573	$12,504	$260
Dividends and distributions reinvested	5,916	4,220	—	—
Cost of shares redeemed	(5,046)	(8,959)	(480)	(40)
Change in net assets from Class C capital transactions	$2,359	$(3,166)	$12,024	$220

Select Class
Proceeds from shares issued	$54,091	$74,337	$208,305	$24,360
Dividends and distributions reinvested	9,912	5,663	—	—
Cost of shares redeemed	(187,517)	(243,125)	(1,257)	(15,928)
Change in net assets from Select Class capital transactions	$(123,514)	$(163,125)	$207,048	$8,432

Ultra
Proceeds from shares issued	$800	$— (a)	$—	$—
Cost of shares redeemed	— (a)	(5,421)	—	—
Change in net assets from Ultra capital transactions	$800	$(5,421)	$—	$—

Total change in net assets from capital transactions	$(85,962)	$(192,190)	$239,938	$(25,455)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	628	1,904	3,066	465
Reinvested	5,318	2,472	—	—
Redeemed	(2,294)	(5,140)	(987)	(5,160)
Change in Class A Shares	3,652	(764)	2,079	(4,695)

Class B
Issued	55	92	278	56
Reinvested	1,565	682	—	—
Redeemed	(566)	(1,102)	(43)	(56)
Change in Class B Shares	1,054	(328)	235	—

Class C
Issued	160	108	1,465	35
Reinvested	653	299	—	—
Redeemed	(363)	(587)	(55)	(5)
Change in Class C Shares	450	(180)	1,410	30

Select Class
Issued	5,321	4,969	22,845	3,344
Reinvested	1,010	381	—	—
Redeemed	(13,069)	(15,427)	(143)	(2,007)
Change in Select Class Shares	(6,738)	(10,077)	22,702	1,337

Ultra
Issued	82	— (a)	—	—
Redeemed	— (a)	(322)	—	—
Change in Ultra Shares	82	(322)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$318,235	$1,034,419
Dividends and distributions reinvested	—	—	255,309	161,657
Cost of shares redeemed	—	—	(611,679)	(765,918)
Change in net assets from Class A capital transactions	$—	$—	$(38,135)	$430,158

Class B
Proceeds from shares issued	$—	$—	$2,953	$9,136
Dividends and distributions reinvested	—	—	13,830	9,616
Cost of shares redeemed	—	—	(24,108)	(37,761)
Change in net assets from Class B capital transactions	$—	$—	$(7,325)	$(19,009)

Class C
Proceeds from shares issued	$—	$—	$19,888	$42,240
Dividends and distributions reinvested	—	—	38,842	27,199
Cost of shares redeemed	—	—	(98,292)	(132,764)
Change in net assets from Class C capital transactions	$—	$—	$(39,562)	$(63,325)

Select Class
Proceeds from shares issued	$16,035	$34,107	$41,002	$181,275
Dividends and distributions reinvested	13,688	6,210	36,585	31,011
Cost of shares redeemed	(54,474)	(80,901)	(217,716)	(429,576)
Change in net assets from Select Class capital transactions	$(24,751)	$(40,584)	$(140,129)	$(217,290)

Institutional Class
Proceeds from shares issued	$—	$—	$145,973	$688,235
Dividends and distributions reinvested	—	—	157,226	100,503
Cost of shares redeemed	—	—	(418,191)	(495,118)
Change in net assets from Institutional Class capital transactions	$—	$—	$(114,992)	$293,620

Total change in net assets from capital transactions	$(24,751)	$(40,584)	$(340,143)	$424,154

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Mid Cap Equity Fund		Mid Cap Value Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	—	—	11,931	39,369
Reinvested	—	—	10,633	6,236
Redeemed	—	—	(22,985)	(29,046)
Change in Class A Shares	—	—	(421)	16,559

Class B
Issued	—	—	119	358
Reinvested	—	—	592	380
Redeemed	—	—	(928)	(1,467)
Change in Class B Shares	—	—	(217)	(729)

Class C
Issued	—	—	820	1,648
Reinvested	—	—	1,658	1,072
Redeemed	—	—	(3,770)	(5,195)
Change in Class C Shares	—	—	(1,292)	(2,475)

Select Class
Issued	474	959	1,513	6,808
Reinvested	446	178	1,507	1,186
Redeemed	(1,456)	(2,273)	(8,074)	(16,049)
Change in Select Class Shares	(536)	(1,136)	(5,054)	(8,055)

Institutional Class
Issued	—	—	5,405	25,631
Reinvested	—	—	6,416	3,814
Redeemed	—	—	(15,448)	(18,403)
Change in Institutional Class Shares	—	—	(3,627)	11,042

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,275	$106,779	$31,893	$127,656
Dividends and distributions reinvested	3,476	2,524	9,217	1,939
Cost of shares redeemed	(94,687)	(100,921)	(42,505)	(27,429)
Change in net assets from Class A capital transactions	$(70,936)	$8,382	$(1,395)	$102,166

Class B
Proceeds from shares issued	$836	$2,218	$—	$—
Dividends and distributions reinvested	373	251	—	—
Cost of shares redeemed	(4,834)	(6,264)	—	—
Change in net assets from Class B capital transactions	$(3,625)	$(3,795)	$—	$—

Class C
Proceeds from shares issued	$8,663	$41,272	$30,485	$152,709
Dividends and distributions reinvested	2,370	1,678	10,498	2,028
Cost of shares redeemed	(57,504)	(60,511)	(33,718)	(16,771)
Change in net assets from Class C capital transactions	$(46,471)	$(17,561)	$7,265	$137,966

Select Class
Proceeds from shares issued	$139,669	$662,742	$11,270	$31,389
Dividends and distributions reinvested	6,580	2,685	1,132	236
Cost of shares redeemed	(757,556)	(312,088)	(8,479)	(4,807)
Change in net assets from Select Class capital transactions	$(611,307)	$353,339	$3,923	$26,818

Institutional Class
Proceeds from shares issued	$—	$—	$3,346	$23,082
Dividends and distributions reinvested	—	—	1,353	179
Cost of shares redeemed	—	—	(6,845)	(1,060)
Change in net assets from Institutional Class capital transactions	$—	$—	$(2,146)	$22,201

Total change in net assets from capital transactions	$(732,339)	$340,365	$7,647	$289,151

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,865	9,631	1,616	6,704
Reinvested	341	230	509	102
Redeemed	(8,777)	(9,099)	(2,170)	(1,496)
Change in Class A Shares	(6,571)	762	(45)	5,310

Class B
Issued	79	203	—	—
Reinvested	37	23	—	—
Redeemed	(456)	(574)	—	—
Change in Class B Shares	(340)	(348)	—	—

Class C
Issued	816	3,779	1,565	8,078
Reinvested	235	155	585	107
Redeemed	(5,435)	(5,545)	(1,726)	(886)
Change in Class C Shares	(4,384)	(1,611)	424	7,299

Select Class
Issued	12,673	59,506	571	1,725
Reinvested	644	244	62	12
Redeemed	(70,213)	(27,997)	(422)	(246)
Change in Select Class Shares	(56,896)	31,753	211	1,491

Institutional Class
Issued	—	—	169	1,207
Reinvested	—	—	75	9
Redeemed	—	—	(353)	(54)
Change in Institutional Class Shares	—	—	(109)	1,162

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$44.71	$(0.14	)(f)	$2.16	$2.02	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(f)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (d)	39.13	(0.01	)(f)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	—	(1.40)	(1.40)
Year Ended December 31, 2002	40.10	(0.38	)(f)	(10.86)	(11.24)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	24.89	(0.10	)(f)	1.16	1.06	—	(3.81)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41	4.23	—	(4.19)	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—	—	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—	—	—
Year Ended June 30, 2003	18.24	(0.09)		—	(0.09)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.85	0.03	(f)	(1.14)	(1.11)	(0.01)	(4.72)	(4.73)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)
Year Ended June 30, 2003	15.39	0.05		(1.14)	(1.09)	(0.05)	(0.71)	(0.76)

Growth Advantage Fund (e)
Six Months Ended December 31, 2007 (Unaudited)	8.18	(0.02	)(f)	0.92	0.90	—	—	—
Year Ended June 30, 2007	6.63	(0.05	)(f)	1.60	1.55	—	—	—
January 1, 2006 through June 30, 2006 (d)	6.35	(0.01	)(f)	0.29	0.28	—	—	—
Year Ended December 31, 2005	5.74	(0.05	)(f)	0.66	0.61	—	—	—
Year Ended December 31, 2004	4.91	(0.03	)(f)	0.86	0.83	—	—	—
Year Ended December 31, 2003	3.57	(0.04	)(f)	1.38	1.34	—	—	—
Year Ended December 31, 2002	5.06	(0.05	)(f)	(1.44)	(1.49)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$41.90	4.84%		$540,790	1.12%		(0.63)%	1.13%	52%
44.71	19.01		526,157	1.14		(0.59)	1.14	121
40.68	3.96		470,613	1.14		(0.03)	1.17	63
39.13	9.77		458,716	1.17		(0.60)	1.17	119
38.51	16.90		441,000	1.35		(0.61)	1.37	122
37.47	36.10		412,000	1.35		(1.05)	1.46	68
28.60	(28.04)		330,000	1.35		(1.13)	1.38	93

22.14	4.73	(g)	496,421	1.24		(0.75)	1.38	49
24.89	18.65		480,084	1.24		(0.73)	1.36	119
24.85	12.20		451,565	1.24		(0.42)	1.41	112
23.99	9.84		436,185	1.24		(0.76)	1.37	119
21.84	20.33		544,217	1.22		(0.69)	1.33	48
18.15	(0.49)		409,354	1.24		(0.65)	1.41	71

10.01	(6.58	)(g)	170,808	1.25	(h)	0.38	1.38	32
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24
13.54	(6.68)		175,561	1.24		0.39	1.35	99

9.08	11.00		74,149	1.35		(0.44)	1.62	44
8.18	23.38		49,782	1.36	(h)	(0.71)	1.66	159
6.63	4.41		71,538	1.35		(0.37)	1.90	81
6.35	10.63		54,737	1.35		(0.81)	1.75	140
5.74	16.90		54,000	1.35		(0.61)	1.79	118
4.91	37.53		58,000	1.35		(1.05)	1.77	69
3.57	(29.45)		53,000	1.35		(1.15)	1.62	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$27.71	$0.05		$(1.42)	$(1.37)	$(0.12)	$(2.06)	$(2.18)	$—
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)	—
January 1, 2006 through June 30, 2006 (d)	23.28	0.14		1.31	1.45	—	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)	—
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)	—
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)	—
Year Ended December 31, 2002	14.10	0.07	(f)	0.31	0.38	(0.03)	(0.01)	(0.04)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.24	0.19	(f)	(0.77)	(0.58)	(0.49)	—	(0.49)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	(0.49)	—	(g)
Year Ended June 30, 2005	10.61	0.04		0.40	0.44	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)		0.64	0.59	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.45	0.18		(1.12)	(0.94)	(0.24)	(0.99)	(1.23)	—
Year Ended June 30, 2007	17.17	0.26	(f)	3.42	3.68	(0.12)	(0.28)	(0.40)	—
January 1, 2006 through June 30, 2006 (d)	15.88	0.10	(f)	1.19	1.29	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.13	(f)	0.99	1.12	(0.06)	(0.18)	(0.24)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$24.16	(4.84)%	$3,322,206	1.25%	1.25%	0.36%	1.39%	1.39%	18%
27.71	18.21	3,822,632	1.25	1.25	0.71	1.35	1.35	45
24.73	6.23	3,001,515	1.25	1.25	1.15	1.39	1.39	20
23.28	8.87	2,822,767	1.25	1.25	0.54	1.39	1.39	45
22.05	20.32	1,333,000	1.25	1.25	0.34	1.60	1.60	41
18.62	30.07	275,000	1.25	1.25	0.51	1.65	1.65	32
14.44	2.68	26,000	1.25	1.25	0.50	1.70	1.70	51

10.17	(5.19)	117,826	2.50	1.50	3.53	2.91	1.91	60
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257
10.05	0.50	25,478	2.48	1.50	(0.42)	3.05	2.07	—

18.28	(4.49)	178,906	1.25	1.25	1.77	1.39	1.39	54
20.45	21.58	201,151	1.25	1.25	1.36	1.41	1.41	77
17.17	8.12	77,691	1.25	1.25	1.16	1.67	1.67	55
15.88	7.46	45,163	1.25	1.25	1.02	1.82	1.82	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$40.38	$(0.23	)(f)	$1.93	$1.70	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(f)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (d)	35.89	(0.09	)(f)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	—	(1.40)	(1.40)
Year Ended December 31, 2002	38.24	(0.65	)(f)	(10.20)	(10.85)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	20.88	(0.15	)(f)	0.94	0.79	—	(3.81)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76	3.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	—	(2.01)	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—	—	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—	—	—
Year Ended June 30, 2003	16.48	(0.22)		0.03	(0.19)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.01	(0.02	)(f)	(1.08)	(1.10)	—	(4.72)	(4.72)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.05)		(1.12)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund (e)
Six Months Ended December 31, 2007 (Unaudited)	7.76	(0.05	)(f)	0.87	0.82	—	—	—
Year Ended June 30, 2007	6.33	(0.10	)(f)	1.53	1.43	—	—	—
January 1, 2006 through June 30, 2006 (d)	6.08	(0.03	)(f)	0.28	0.25	—	—	—
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54	—	—	—
Year Ended December 31, 2004	4.77	(0.07	)(f)	0.84	0.77	—	—	—
Year Ended December 31, 2003	3.49	(0.07	)(f)	1.35	1.28	—	—	—
Year Ended December 31, 2002	4.99	(0.08	)(f)	(1.42)	(1.50)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Prior to August 17, 2005, the Fund was named Mid Cap Growth Fund.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$37.25	4.56%		$18,678	1.63%		(1.13)%	1.63%	52%
40.38	18.41		20,189	1.64		(1.09)	1.64	121
37.22	3.71		28,031	1.64		(0.50)	1.66	63
35.89	9.23		34,126	1.67		(1.11)	1.67	119
35.73	16.31		51,000	1.85		(1.10)	1.88	122
35.27	35.37		61,000	1.85		(1.55)	1.96	68
27.13	(28.39)		59,000	1.85		(1.64)	1.89	93

17.86	4.34	(g)	108,610	1.88		(1.38)	1.88	49
20.88	17.93		123,779	1.86		(1.35)	1.86	119
21.59	11.51		155,268	1.89		(1.07)	1.91	112
21.21	9.10		195,917	1.96		(1.48)	1.98	119
19.44	19.34		238,738	1.97		(1.44)	1.98	48
16.29	(1.15)		226,174	1.99		(1.40)	2.06	71

9.19	(6.91	)(g)	42,665	1.85		(0.23)	1.88	32
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24
13.21	(7.45)		57,501	1.99		(0.36)	2.00	99

8.58	10.57		3,686	2.03		(1.09)	2.11	44
7.76	22.59		1,501	2.06	(h)	(1.43)	2.17	159
6.33	4.11		1,230	2.05		(1.02)	2.40	81
6.08	9.75		1,359	2.05		(1.51)	2.24	140
5.54	16.14		3,000	2.05		(1.31)	2.29	118
4.77	36.68		3,000	2.05		(1.75)	2.33	69
3.49	(30.06)		3,000	2.05		(1.85)	2.32	39

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$27.11	$(0.02)		$(1.39)	$(1.41)	$—	$(2.06)	$(2.06)	$—
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)	—
Period Ended June 30, 2006 (d)	22.86	0.08		1.27	1.35	—	—	—	—
Year Ended December 31, 2005	21.66	—	(f)(g)	1.81	1.81	—	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.37	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.32	(0.03	)(f)	4.19	4.16	—	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.06	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.07	0.15	(f)	(0.77)	(0.62)	(0.40)	—	(0.40)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.02)		0.37	0.35	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)		0.64	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) to June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$23.64	(5.11)%	$202,232	1.75%	1.75%	(0.15)%	1.89%	1.89%	18%
27.11	17.65	237,745	1.75	1.75	0.20	1.85	1.85	45
24.21	5.91	229,998	1.75	1.75	0.64	1.89	1.89	20
22.86	8.36	233,396	1.77	1.77	(0.01)	1.89	1.89	45
21.66	19.60	173,000	1.90	1.90	(0.32)	2.10	2.10	41
18.37	29.06	68,000	1.95	1.95	(0.21)	2.19	2.19	32
14.32	1.94	14,000	2.00	2.00	(0.27)	2.49	2.49	51

10.05	(5.59)	19,278	3.25	2.25	2.77	3.41	2.41	60
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	2.25	(1.65)	3.43	2.55	257
10.04	0.40	12,389	3.23	2.25	(1.15)	3.68	2.70	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$39.68	$(0.23	)(f)	$1.90	$1.67	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(f)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (d)	35.32	(0.10	)(f)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	—	(1.40)	(1.40)
Year Ended December 31, 2002	37.82	(0.53	)(f)	(10.20)	(10.73)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	23.21	(0.16	)(f)	1.06	0.90	—	(3.81)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14	3.83	—	(4.19)	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	—	(2.01)	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—	—	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—	—	—
Year Ended June 30, 2003	17.86	(0.22)		0.01	(0.21)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.01	(0.02	)(f)	(1.08)	(1.10)	—	(4.72)	(4.72)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—
Year Ended June 30, 2003	15.09	(0.03)		(1.14)	(1.17)	—	(0.71)	(0.71)

Growth Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	7.76	(0.04	)(f)	0.87	0.83	—	—	—
Year Ended June 30, 2007	6.34	(0.11	)(f)	1.53	1.42	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	6.80	(0.04	)(f)	(0.42)	(0.46)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$36.52	4.56%		$27,702	1.63%		(1.13)%	1.63%	52%
39.68	18.41		25,672	1.64		(1.09)	1.64	121
36.63	3.71		20,817	1.64		(0.56)	1.67	63
35.32	9.26		17,120	1.65		(1.07)	1.66	119
35.20	16.32		7,000	1.85		(1.09)	1.87	122
34.81	35.17		4,000	1.85		(1.55)	1.96	68
26.83	(28.39)		3,000	1.85		(1.63)	1.88	93

20.30	4.38	(g)	35,644	1.88		(1.38)	1.88	49
23.21	17.90		38,805	1.86		(1.35)	1.86	119
23.57	11.53		42,448	1.89		(1.07)	1.91	112
22.98	9.06		46,607	1.96		(1.48)	1.98	119
21.07	19.38		67,274	1.97		(1.44)	1.98	48
17.65	(1.18)		58,321	1.99		(1.40)	2.06	71

9.19	(6.87	)(g)	22,247	1.85		(0.24)	1.88	32
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24
13.21	(7.38)		17,722	1.99		(0.35)	2.00	99

8.59	10.70		12,384	2.00		(1.03)	2.05	44
7.76	22.40		251	2.07	(h)	(1.49)	2.18	159
6.34	(6.76)		14	2.05		(1.32)	2.37	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$27.17	$(0.02)		$(1.39)	$(1.41)	$—	$(2.06)	$(2.06)	$—
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)	—
January 1, 2006 through June 30, 2006 (d)	22.90	0.08		1.28	1.36	—	—	—	—
Year Ended December 31, 2005	21.70	—	(f)(g)	1.81	1.81	— (g)	(0.61)	(0.61)	—
Year Ended December 31, 2004	18.41	(0.06	)(f)	3.66	3.60	—	(0.31)	(0.31)	—
Year Ended December 31, 2003	14.35	(0.03	)(f)	4.20	4.17	— (g)	(0.11)	(0.11)	—
Year Ended December 31, 2002	14.09	(0.04	)(f)	0.31	0.27	—	(0.01)	(0.01)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.07	0.15	(f)	(0.76)	(0.61)	(0.39)	—	(0.39)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	(0.41)	—	(g)
Year Ended June 30, 2005	10.53	(0.01)		0.37	0.36	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)		0.62	0.52	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	(0.01)		0.05	0.04	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.31	0.12		(1.11)	(0.99)	(0.15)	(0.99)	(1.14)	—
Year Ended June 30, 2007	17.10	0.17	(f)	3.38	3.55	(0.06)	(0.28)	(0.34)	—
January 1, 2006 through June 30, 2006 (d)	15.85	0.05	(f)	1.20	1.25	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.06	(f)	1.00	1.06	(0.03)	(0.18)	(0.21)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$23.70	(5.10)%	$683,206	1.75%	1.75%	(0.15)%	1.89%	1.89%	18%
27.17	17.64	818,261	1.75	1.75	0.20	1.85	1.85	45
24.26	5.94	790,689	1.75	1.75	0.64	1.89	1.89	20
22.90	8.34	822,366	1.76	1.76	0.01	1.89	1.89	45
21.70	19.56	483,000	1.90	1.90	(0.31)	2.10	2.10	41
18.41	29.09	103,000	1.95	1.95	(0.19)	2.19	2.19	32
14.35	1.94	9,000	2.00	2.00	(0.28)	2.51	2.51	51

10.07	(5.52)	126,463	3.25	2.25	2.78	3.41	2.41	60
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257
10.04	0.40	54,094	3.23	2.25	(1.16)	3.68	2.70	—

18.18	(4.75)	229,474	1.75	1.75	1.29	1.89	1.89	54
20.31	20.93	247,794	1.75	1.75	0.87	1.91	1.91	77
17.10	7.89	83,777	1.75	1.75	0.64	2.17	2.17	55
15.85	7.03	55,875	1.75	1.75	0.47	2.39	2.39	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$47.64	$(0.09	)(f)	$2.32	$2.23	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(f)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (d)	41.36	0.04	(f)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(f)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(f)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2003	29.57	(0.21	)(f)	10.99	10.78	—	(1.40)	(1.40)
Year Ended December 31, 2002	41.26	(0.24	)(f)	(11.19)	(11.43)	—	(0.26)	(0.26)

Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	26.10	(0.07	)(f)	1.22	1.15	—	(3.81)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60	4.48	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	—	(2.01)	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—	—	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—	—	—
Year Ended June 30, 2003	18.70	(0.06)		0.02	(0.04)	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.77	0.04	(f)	(1.13)	(1.09)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)
Year Ended June 30, 2003	15.33	0.08		(1.14)	(1.06)	(0.08)	(0.71)	(0.79)

Growth Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	8.20	(0.01	)(f)	0.93	0.92	—	—	—
Year Ended June 30, 2007	6.64	(0.04	)(f)	1.60	1.56	—	—	—
May 1, 2006 (e) through June 30, 2006 (d)	7.11	(0.01	)(f)	(0.46)	(0.47)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$45.04	4.98%		$453,469	0.87%		(0.38)%	0.88%	52%
47.64	19.30		396,574	0.89		(0.34)	0.89	121
43.05	4.09		321,568	0.89		0.19	0.92	63
41.36	10.10		275,518	0.90		(0.33)	0.90	119
40.42	17.37		43,000	0.93		(0.21)	1.30	122
38.95	36.64		4,000	0.93		(0.63)	1.54	68
29.57	(27.71)		2,000	0.93		(0.71)	1.26	93

23.44	4.86	(g)	666,885	0.99		(0.50)	1.13	49
26.10	18.95		740,208	0.99		(0.48)	1.11	119
25.81	12.51		769,574	0.99		(0.19)	1.16	112
24.78	10.13		1,040,265	0.99		(0.50)	1.05	119
22.50	20.58		1,764,404	0.97		(0.44)	0.98	48
18.66	(0.21)		1,493,114	0.99		(0.40)	1.06	71

9.94	(6.49	)(g)	210,833	0.99		0.57	1.13	32
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24
13.48	(6.48)		1,269,438	0.99		0.65	1.00	99

9.12	11.22		219,205	1.10		(0.17)	1.29	44
8.20	23.49		10,985	1.11	(h)	(0.50)	1.45	159
6.64	(6.61)		14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Mid Cap Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$37.93	$0.02		$(0.15)	$(0.13)	$(0.04)	$(6.50)	$(6.54)	$—
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)	—
January 1, 2006 through June 30, 2006 (d)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)	—
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)	—
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)	—
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)	—
Year Ended December 31, 2002	29.51	0.13		(4.07)	(3.94)	(0.13)	(1.05)	(1.18)	—

Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	27.96	0.10		(1.44)	(1.34)	(0.18)	(2.06)	(2.24)	—
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)	—
January 1, 2006 through June 30, 2006 (d)	23.44	0.17		1.32	1.49	—	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)	—
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)	—
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)	—
Year Ended December 31, 2002	14.14	0.14	(f)	0.27	0.41	(0.06)	(0.01)	(0.07)	—

Multi-Cap Market Neutral Fund
Six Months Ended December 31, 2007 (Unaudited)	11.31	0.21	(f)	(0.78)	(0.57)	(0.53)	—	(0.53)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	(0.51)	—	(g)
Year Ended June 30, 2005	10.64	0.07		0.40	0.47	—	(0.12)	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)		0.66	0.62	—	(0.03)	(0.03)	—
May 23, 2003 (e) through June 30, 2003	10.00	—	(g)	0.05	0.05	—	—	—	—

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.52	0.19		(1.11)	(0.92)	(0.29)	(0.99)	(1.28)	—
Year Ended June 30, 2007	17.22	0.31	(f)	3.43	3.74	(0.16)	(0.28)	(0.44)	—
January 1, 2006 through June 30, 2006 (d)	15.91	0.12	(f)	1.19	1.31	—	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.15	(f)	1.01	1.16	(0.07)	(0.18)	(0.25)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$31.26	0.02%	$217,749	0.90%	0.90%	0.13%	1.09%	1.09%	34%
37.93	18.97	284,546	0.90	0.90	0.35	1.09	1.09	82
34.51	5.42	298,104	0.90	0.90	0.85	1.08	1.08	41
32.87	9.61	268,582	0.90	0.90	0.29	1.08	1.08	99
33.30	19.36	227,000	0.90	0.90	0.32	1.14	1.14	102
31.18	32.29	194,000	0.90	0.90	0.48	1.14	1.14	62
24.39	(13.39)	139,000	0.77	0.77	0.51	1.14	1.14	84

24.38	(4.70)	908,721	1.00	1.00	0.59	1.14	1.14	18
27.96	18.49	1,183,839	1.00	1.00	0.95	1.10	1.10	45
24.93	6.36	1,255,960	1.00	1.00	1.40	1.14	1.14	20
23.44	9.16	1,222,881	1.00	1.00	0.80	1.13	1.13	45
22.18	20.67	485,000	1.00	1.00	0.60	1.20	1.20	41
18.70	30.34	76,000	1.00	1.00	0.74	1.24	1.24	32
14.48	2.90	14,000	1.00	1.00	0.96	1.71	1.71	51

10.21	(5.06)	1,091,441	2.25	1.25	3.79	2.66	1.66	60
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257
10.05	0.50	196,513	2.23	1.25	(0.16)	2.71	1.73	—

18.32	(4.38)	36,781	1.00	1.00	2.05	1.14	1.14	54
20.52	21.89	36,884	1.00	1.00	1.62	1.16	1.16	77
17.22	8.23	5,275	1.00	1.00	1.42	1.42	1.42	55
15.91	7.71	3,107	1.00	1.00	1.14	1.87	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$28.17	$0.12		$(1.44)	$(1.32)	$(0.26)	$(2.06)	$(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (d)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)
Year Ended December 31, 2002	14.14	0.15	(f)	0.30	0.45	(0.06)	(0.01)	(0.07)

Value Advantage Fund
Six Months Ended December 31, 2007 (Unaudited)	20.47	0.24		(1.14)	(0.90)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(f)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (d)	15.83	0.25	(f)	1.08	1.33	—	—	—
February 28, 2005 (e) through December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$24.53	(4.61)%	$2,145,635	0.75%	0.85%	0.99%	18%
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32
14.52	3.23	59,000	0.75	1.01	1.22	51

18.25	(4.27)	20,037	0.75	2.25	0.99	54
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$26.19	$(0.05	)(e)	$1.21	$1.16	$—	$(3.81)	$(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(e)	4.62	4.53	—	(4.19)	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	—	(2.01)	(2.01)
February 22, 2005 (d) through June 30, 2005	23.72	(0.04)		1.11	1.07	—	—	—

Diversified Mid Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	15.77	0.06	(e)	(1.14)	(1.08)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.85	0.17	(e)	2.80	2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (d) through June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(g)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$23.54	4.88	%(f)	$2,884	0.87%		(0.39)%	0.87%	49%
26.19	19.13		2,749	0.86		(0.34)	0.86	119
25.85	12.63		15,333	0.88		(0.06)	0.91	112
24.79	4.51		11,641	0.88		(0.44)	0.90	119

9.95	(6.40	)(f)	2,497	0.85	(g)	0.80	0.88	32
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

During the period, all share classes of the Diversified Mid Cap Value Fund, Mid Cap Equity Fund and Mid Cap Value Fund were publicly offered only on a limited basis. Investors were not eligible to purchase shares of these funds unless they met certain requirements as described in their prospectus. Effective on February 28, 2008, shares of the Diversified Mid Cap Value Fund, Mid Cap Equity Fund and Mid Cap Value Fund are now offered for investment without limitations.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the market values and percentage of net assets of illiquid securities as of December 31, 2007 (amounts in thousands):

	Market Value	Percentage
Capital Growth Fund	$13,359	1.3%
Diversified Mid Cap Growth Fund	3,000	0.2
Diversified Mid Cap Value	500	0.1
Mid Cap Value Fund	2,450	—	(a)

(a)	Amount rounds to less than 0.1%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Futures Contracts — The Funds (except Multi-Cap Market Neutral Fund) may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2007, the Funds had no outstanding futures contracts.

E. Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

F. Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
Capital Growth Fund	$55,775	$57,315	$25
Diversified Mid Cap Growth Fund	79,781	81,963	46
Diversified Mid Cap Value Fund	33,157	33,861	12
Growth Advantage Fund	8,299	8,565	6
Mid Cap Equity Fund	10,095	10,447	4
Mid Cap Value Fund	345,602	355,104	65

G. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007 were as follows (amounts in thousands):

Capital Growth Fund	$16
Diversified Mid Cap Growth Fund	15
Diversified Mid Cap Value Fund	6
Growth Advantage Fund	8
Mid Cap Equity Fund	4
Mid Cap Value Fund	128
Multi-Cap Market Neutral Fund	91
Value Advantage Fund	30

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$12	$17
Diversified Mid Cap Growth Fund	12	92
Diversified Mid Cap Value Fund	2	56
Growth Advantage Fund	31	13
Mid Cap Value Fund	12	320
Multi-Cap Market Neutral Fund	4	80
Value Advantage Fund	37	40

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%
Multi-Cap market Neutral Fund	0.25	0.25	0.25	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2008.

For the six months ended December 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$—	$825	$825
Diversified Mid Cap Value Fund	—	95	277	372
Growth Advantage Fund	37	4	91	132
Mid Cap Equity Fund	—	—	117	117
Mid Cap Value Fund	3,826	1,041	1,198	6,065
Multi-Cap Market Neutral Fund	1	—	1,355	1,356
Value Advantage Fund	226	128	12	366

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Value Fund	$—	$13	$—	$13
Mid Cap Equity Fund	—	11	121	132
Mid Cap Value Fund	532	144	—	676
Multi-Cap Market Neutral Fund	1,367	135	776	2,278

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund from these Funds’ Advisor. This payment results from the resolution of a Securities and Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator, and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007  (Unaudited) (continued)

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2007, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$533,936	$527,778	$—	$—
Diversified Mid Cap Growth Fund	669,554	803,079	—	—
Diversified Mid Cap Value Fund	194,595	430,326	—	—
Growth Advantage Fund	283,027	55,071	—	—
Mid Cap Equity Fund	88,223	154,079	—	—
Mid Cap Value Fund	1,428,449	2,168,074	—	—
Multi-Cap Market Neutral Fund	1,028,985	1,674,447	1,103,538	1,870,276
Value Advantage Fund	283,629	252,992	—	—

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$906,357	$209,144	$20,013	$189,131
Diversified Mid Cap Growth Fund	1,155,479	264,333	24,443	239,890
Diversified Mid Cap Value Fund	418,856	92,099	24,917	67,182
Growth Advantage Fund	311,093	24,002	4,821	19,181
Mid Cap Equity Fund	181,982	50,849	4,799	46,050
Mid Cap Value Fund	6,565,447	1,318,715	261,552	1,057,163
Multi-Cap Market Neutral Fund	1,201,096	168,722	90,512	78,210
Value Advantage Fund	451,775	39,053	28,385	10,668

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2007. The outstanding borrowings from another fund and average borrowings from the Facility for the six months ended December 31, 2007, were as follows (amounts in thousands):

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Outstanding Balance at December 31, 2007	Average Borrowings	Number of Days Used	Interest Paid
Diversified Mid Cap Growth Fund	—	$939	2	$—	(a)
Diversified Mid Cap Value Fund	$776	4,223	19	10
Growth Advantage Fund	—	370	1	—	(a)
Mid Cap Equity Fund	—	1,632	12	3
Multi-Cap Market Neutral Fund	—	2,880	4	2

(a)	Amounts rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$1,048.40	$5.78	1.12%
Hypothetical	1,000.00	1,019.56	5.70	1.12
Class B
Actual	1,000.00	1,045.60	8.40	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Class C
Actual	1,000.00	1,045.60	8.40	1.63
Hypothetical	1,000.00	1,016.99	8.29	1.63
Select Class
Actual	1,000.00	1,049.80	4.49	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

Diversified Mid Cap Growth Fund
Class A
Actual	1,000.00	1,047.30	6.40	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	1,043.40	9.68	1.88
Hypothetical	1,000.00	1,015.73	9.55	1.88
Class C
Actual	1,000.00	1,043.80	9.68	1.88
Hypothetical	1,000.00	1,015.73	9.55	1.88

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$1,048.60	$5.11	0.99%
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	1,048.80	4.49	0.87
Hypothetical	1,000.00	1,020.82	4.43	0.87

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	953.00	6.09	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	930.90	9.00	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Class C
Actual	1,000.00	931.30	9.01	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Select Class
Actual	1,000.00	935.10	4.83	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra
Actual	1,000.00	936.00	4.15	0.85
Hypothetical	1,000.00	1,020.92	4.33	0.85

Growth Advantage Fund
Class A
Actual	1,000.00	1,110.00	7.18	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,105.70	10.77	2.03
Hypothetical	1,000.00	1,014.97	10.31	2.03
Class C
Actual	1,000.00	1,107.00	10.62	2.00
Hypothetical	1,000.00	1,015.12	10.16	2.00
Select Class
Actual	1,000.00	1,112.20	5.86	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Mid Cap Equity Fund
Select Class
Actual	1,000.00	1,000.20	4.54	0.90
Hypothetical	1,000.00	1,020.67	4.58	0.90

Mid Cap Value Fund
Class A
Actual	1,000.00	951.60	6.15	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class B
Actual	1,000.00	948.90	8.60	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$949.00	$8.60	1.75%
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	953.00	4.92	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	953.90	3.69	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	948.10	12.28	2.50
Hypothetical	1,000.00	1,012.60	12.68	2.50
Class B
Actual	1,000.00	944.10	15.93	3.25
Hypothetical	1,000.00	1,008.82	16.46	3.25
Class C
Actual	1,000.00	944.80	15.93	3.25
Hypothetical	1,000.00	1,008.82	16.46	3.25
Select Class
Actual	1,000.00	949.40	11.06	2.25
Hypothetical	1,000.00	1,013.86	11.42	2.25

Value Advantage Fund
Class A
Actual	1,000.00	955.10	6.16	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	952.50	8.61	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	956.20	4.93	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Institutional Class
Actual	1,000.00	957.30	3.70	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Capital Growth Fund’s performance in the second quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Growth Fund’s performance in the second quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Diversified Mid Cap Value Fund’s performance in the second, fourth and fourth quintiles for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth Advantage Fund’s performance in the first quintile for Class A shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Equity Fund’s performance in the second quintile for Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Mid Cap Value Fund’s performance in the second, third and first quintiles for the Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Multi-Cap Market Neutral Fund’s performance in the second quintile for the Class A shares and in the first quintile for the Select Class shares for the one and three year periods, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Value Advantage Fund’s performance in first quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

108   JPMORGAN MID CAP/MULTI-CAP FUNDS        DECEMBER 31, 2007

The Trustees noted that the Capital Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Diversified Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth Advantage Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee for the Select Class shares was in the second quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for the Class A shares was in the fourth quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2007        JPMORGAN MID CAP/MULTI-CAP FUNDS   109

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-MC-1207

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

JPMorgan Funds

Large Cap

Funds

JPMorgan Disciplined Equity Fund
JPMorgan Equity Income Fund
JPMorgan Equity Income II Fund
JPMorgan Growth and Income Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Disciplined Equity Fund	2
JPMorgan Equity Income Fund	4
JPMorgan Equity Income II Fund	6
JPMorgan Growth and Income Fund	8
JPMorgan Large Cap Growth Fund	10
JPMorgan Large Cap Value Fund	12
JPMorgan U.S. Equity Fund	14
JPMorgan U.S. Large Cap Core Plus Fund	16
Schedules of Portfolio Investments	19
Financial Statements	46
Financial Highlights	62
Notes to Financial Statements	86
Trustees	95
Officers	97
Schedule of Shareholder Expenses	98
Board Approval of Investment Advisory Agreements	101

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Large Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007.”

Challenges mount in second half of 2007

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the final six months of the year, the S&P 500 Index posted a total return of –1.37%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, large-cap growth stocks fared the best in the period’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 3.41% for the six months, compared with -6.03% for the Russell 1000 Value Index.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   1

JPMorgan Disciplined Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 3, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$263,293
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Disciplined Equity Fund, which seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index,* returned –2.57%** (Institutional Class Shares) for the six months ended December 31, 2007, compared to the –1.37% return of the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, capital markets and basic materials sectors. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

Ambac Financial Group, Inc., a bond insurer, was a top detractor from performance due to continued credit market turmoil and concerns regarding its exposure to sub-prime mortgages. Its shares declined further when the company announced mark-to-market losses in its credit derivative portfolio. An overweight in MBIA, Inc., a financial guarantee provider, also detracted after the company disclosed it had insured $8.1 billion in collateralized debt obligations (CDOs) of multi-sector high-grade collateral, backed by a combination of other CDOs and mortgages. Additionally, Fitch announced that it placed MBIA on credit watch for potential downgrade from AAA. CIT Group, Inc., the business and consumer financing company, held back returns as it reported disappointing earnings and lowered earnings guidance for 2007. CIT was hurt by a challenging environment for its home lending and construction unit, which led the company to decide to divest the unit.

Alternatively, stock selection in the telecommunications, media, and software and services sectors contributed to returns.

Internet company Google, Inc. contributed to performance as investors reacted to positive news highlighting the company’s continued market share gains in the Internet search space. Plans to enter the mobile phone arena sent shares higher later in the year as investors were encouraged by the prospect of another source of company growth. Another contributor was pharmaceutical company Merck & Co., Inc. Shares rose as the company reported solid third-quarter earnings driven by strong gross margins and new product launches, including Gardisil, a vaccine against human papilloma virus, and Januvia, which helps control blood sugar levels in patients with type 2 diabetes. An underweight in the cable operator Comcast Corp. contributed to performance as the company suffered a slowdown in subscriber growth and tougher competition.

Q:	HOW WAS THE FUND MANAGED?

A:	We manage the Fund to its objective. To help ensure that stock selection is the principal source of potential excess return, we allow only modest deviations in sector weightings relative to the S&P 500 Index. The Fund currently has a higher growth rate than the index and a lower 12-month forward price/earnings (P/E) ratio. We continue to seek investment opportunities in companies that are attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.5%
2.	Microsoft Corp.	3.2
3.	General Electric Co.	2.3
4.	AT&T, Inc.	2.2
5.	Altria Group, Inc.	2.2
6.	Procter & Gamble Co.	2.1
7.	Bank of America Corp.	2.1
8.	Merck & Co., Inc.	1.9
9.	Cisco Systems, Inc.	1.7
10.	Verizon Communications, Inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.0%
Financials	17.4
Energy	12.4
Health Care	11.9
Industrials	10.4
Consumer Staples	10.0
Consumer Discretionary	7.1
Telecommunication Services	4.0
Utilities	4.0
Materials	3.6
U.S. Treasury Obligation	0.1
Short-Term Investment	1.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		4.75%	12.21%	4.94%
With Sales Charge*		(0.78)	11.01	4.38
SELECT CLASS SHARES	9/10/01	4.99	12.54	5.12
INSTITUTIONAL CLASS SHARES	1/3/97	5.13	12.71	5.37
ULTRA SHARES	3/24/03	5.24	12.82	5.42

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01, operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares from 12/31/97 to 9/7/01 reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

The returns for the Ultra Shares prior to their inception date are based on the performance of Institutional Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   3

JPMorgan Equity Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$273,235
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income Fund, which seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities,* returned –4.72%** (Select Class Shares) for the six months ended December 31, 2007, compared to the –1.37% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology, materials and financials sectors. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

A top detractor from performance was mortgage buyer and guarantor Freddie Mac. The company reported significant credit and mark-to-market losses in November stemming from its guarantee and hedging portfolios. Given the severity of the losses, the company was forced to raise capital by issuing $6 billion of preferred stock and severely cutting its dividend.

Diversified financial services company Citigroup, Inc. also detracted from performance. The company’s stock suffered due to multiple industry headwinds including disruptions in the market for mortgage-backed securities and deteriorating consumer credit. Though Citigroup had better-than-expected earnings estimates for the second quarter, future guidance was lowered due to rising credit costs and additional asset write-downs resulting for mortgage-related investment activity.

On the positive side stock selection in the telecommunications services, consumer staples and utilities sectors aided returns. A top contributor was the oil company Exxon Mobil Corp., which earned record profits in the midst of this extended period of strong energy prices. Exxon benefited from its global presence, strong balance sheet and management team as well as its disciplined approach to capital management.

Another positive contributor was the pharmaceutical company Merck & Co., Inc. Shares rose as the company reported solid third-quarter earnings driven by strong gross margins and new product launches, including Gardisil, a vaccine against human papilloma virus, and Januvia, which helps control blood sugar levels in patients with type 2 diabetes.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remains on stock selection, believing that quality companies trading at attractive valuations will have the greatest potential to outperform in the long-term. As the Fund seeks to purchase stocks that have above-average dividend yields, the research process is designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.5%
2.	AT&T, Inc.	3.1
3.	ConocoPhillips	3.0
4.	Bank of America Corp.	3.0
5.	Chevron Corp.	3.0
6.	General Electric Co.	2.7
7.	Merck & Co., Inc.	2.5
8.	Coca-Cola Co. (The)	2.4
9.	Altria Group, Inc.	2.4
10.	Chubb Corp.	2.4

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.4%
Consumer Staples	17.0
Energy	14.4
Health Care	9.2
Industrials	8.7
Consumer Discretionary	8.0
Telecommunication Services	7.4
Utilities	6.2
Materials	5.2
Information Technology	1.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	2/18/92
Without Sales Charge		1.24%	11.99%	5.25%
With Sales Charge*		(4.05)	10.79	4.69
CLASS B SHARES	1/14/94
Without CDSC		0.72	11.32	4.67
With CDSC**		(4.28)	11.06	4.67
CLASS C SHARES	11/4/97
Without CDSC		0.83	11.34	4.58
With CDSC***		(0.17)	11.34	4.58
SELECT CLASS SHARES	7/2/87	1.60	12.32	5.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the S&P 500 Index and the Lipper Equity Income Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   5

JPMorgan Equity Income II Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$76,144
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Income II Fund, which seeks current income and as a secondary objective, capital appreciation,* returned –5.09%** (Select Class Shares) for the six months ended December 31, 2007, compared to the –1.37% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the information technology, materials and financials sectors. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

A top detractor from performance was mortgage buyer and guarantor Freddie Mac. The company reported significant credit and mark-to-market losses in November stemming from its guarantee and hedging portfolios. Given the severity of the losses, the company was forced to raise capital by issuing $6 billion of preferred stock and severely cutting its dividend.

Diversified financial services company Citigroup, Inc. also detracted from performance. The company’s stock suffered due to multiple industry headwinds including disruptions in the market for mortgage-backed securities and deteriorating consumer credit. Though Citigroup had better-than-expected earnings estimates for the second quarter, future guidance was lowered due to rising credit costs and additional asset write-downs resulting for mortgage-related investment activity.

On the positive side stock selection in the telecommunications services, consumer staples and utilities sectors aided returns. A top contributor was the oil company Exxon Mobil Corp., which earned record profits in the midst of this extended period of strong energy prices. Exxon benefited from its global presence, strong balance sheet and management team as well as its disciplined approach to capital management.

Another positive contributor was the pharmaceutical company Merck & Co., Inc. Shares rose as the company reported solid third-quarter earnings driven by strong gross margins and new product launches, including Gardisil, a vaccine against human papilloma virus, and Januvia, which helps control blood sugar levels in patients with type 2 diabetes.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio managers’ focus remains on stock selection, believing that quality companies trading at attractive valuations will have the greatest potential to outperform in the long-term. As the Fund seeks to purchase stocks that have above-average dividend yields, the research process is designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.3%
2.	AT&T, Inc.	2.9
3.	Bank of America Corp.	2.9
4.	ConocoPhillips	2.9
5.	Chevron Corp.	2.8
6.	General Electric Co.	2.6
7.	Merck & Co., Inc.	2.4
8.	Coca-Cola Co. (The)	2.3
9.	Altria Group, Inc.	2.3
10.	Chubb Corp.	2.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	21.5%
Consumer Staples	16.3
Energy	13.8
Consumer Discretionary	12.0
Health Care	8.8
Industrials	8.3
Telecommunication Services	7.0
Utilities	5.9
Materials	5.0
Information Technology	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
Select Class Shares	1/1/97	1.14%	12.90%	4.12%

TEN YEAR FUND PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2006, the Fund’s investment objective and strategies changed and the Fund is no longer managed in a tax-sensitive manner. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

As of September 15, 2006, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Tax Aware Large Cap Value. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to September 15, 2006 might be less pertinent for investors considering whether to purchase shares of the Fund.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income II Fund, S&P 500 Index and Lipper Equity Income Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Equity Income Funds Index represents the total returns of the funds in the indicated category, as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on the net asset value calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   7

JPMorgan Growth and Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$535,547
Primary Benchmark	S&P 500/Citigroup Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth and Income Fund, which seeks to provide capital growth over the long term and earn income from dividends,* returned –7.22%** (Class A Shares, no sales charge) for the six months ended December 31, 2007, compared to the –5.01% return for the S&P 500/Citigroup Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the financials, utilities and industrials sectors. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

A top detractor from performance was mortgage buyer and guarantor Freddie Mac. The company reported significant credit and mark-to-market losses in November stemming from its guarantee and hedging portfolios. Given the severity of the losses, the company was forced to raise capital by issuing $6 billion of preferred stock and severely cutting its dividend.

Diversified financial services company Citigroup, Inc. also detracted from performance. The company’s stock suffered due to multiple industry headwinds, including disruptions in the market for mortgage-backed securities and deteriorating consumer credit. Though Citigroup had better-than-expected earnings estimates for the second quarter, future guidance was lowered due to rising credit costs and additional asset write-downs resulting from mortgage-related investment activity.

On the positive side, stock selection in the energy, consumer discretionary and telecommunications services sectors aided returns.

Microsoft Corp. was a top contributor after the company reported fiscal first-quarter earnings exceeding expectations and raising its full-year guidance. The company benefited from strong results across all of its core business lines, with performance being driven by strength in personal computer sales and continued demand for Office 2007 and Xbox 360 videogame consoles.

Another top contributor was oil company Exxon Mobil Corp., which earned record profits in the midst of this extended period of strong energy prices. Exxon benefited from its global presence, strong balance sheet and management team as well as its disciplined approach to capital management.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio manager seeks to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. Given this approach, the Fund’s investments typically include companies that the portfolio manager believes to possess sustainable competitive advantages, healthy balance sheets and management committed to increasing shareholder value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.1%
2.	ConocoPhillips	3.1
3.	Bank of America Corp.	2.8
4.	Chevron Corp.	2.7
5.	American Express Co.	2.3
6.	Devon Energy Corp.	2.3
7.	Verizon Communications, Inc.	2.2
8.	Microsoft Corp.	2.2
9.	Chubb Corp.	2.2
10.	Merck & Co., Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	22.1%
Energy	15.0
Consumer Discretionary	12.2
Health Care	11.2
Information Technology	10.5
Consumer Staples	8.7
Telecommunication Services	4.8
Industrials	4.7
Materials	4.7
Utilities	4.7
Short-Term Investments	1.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The performance of the Class A Shares including a sales charge was –12.09%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	9/23/87
Without Sales Charge		0.05%	12.10%	4.55%
With Sales Charge*		(5.21)	10.90	3.99
CLASS B SHARES	11/4/93
Without CDSC		(0.43)	11.55	4.13
With CDSC**		(5.43)	11.29	4.13
CLASS C SHARES	1/2/98
Without CDSC		(0.42)	11.54	3.85
With CDSC***		(1.42)	11.54	3.85
SELECT CLASS SHARES	1/24/96	0.35	12.50	5.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and Lipper Large-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   9

JPMorgan Large Cap Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 1992
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,064,439
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Growth Fund, which seeks long-term capital appreciation and growth of income by investing primarily in equity securities,* returned 13.38%** (Select Class Shares) for the six months ended December 31, 2007, compared to the 3.41% return for the Russell 1000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period primarily due to stock selection in the materials, information technology and consumer discretionary sectors.

At the stock level, shares of Monsanto Co., a producer of crop-protection products and seeds, benefited from the company’s announcement that its fiscal third- and fourth-quarter earnings exceeded Wall Street analyst expectations. Strong sales in South America and improved pricing of its Roundup herbicide drove results.

Also contributing to performance was technology manufacturer Apple, Inc. The company’s fiscal fourth-quarter profits were driven by momentum in the company’s Macintosh computer business, as well as continued demand for iPods and the successful launch of the iPhone. In addition to Apple’s foray into the cell phone market, the company has gained considerable market share in the PC market as Macintosh computers have begun to become mainstream.

Wireless communications manufacturer Research in Motion Ltd. also contributed to performance. Shares of the company advanced after it reported that earnings doubled in the third-quarter, exceeding expectations. The company announced strong holiday sales despite concerns about consumer spending and turmoil in the financial sector. The company’s international growth remained strong as it rapidly added new carrier partners in Asia and Latin America.

Alternatively, stock selection in consumer staples and energy sectors hurt returns.

Real estate firm CB Richard Ellis Group, Inc. was a top detractor in the period as its stock came under pressure due to investor fears of weakness in the U.S. credit markets affecting the company’s investment sales volumes.

Also detracting in the period was biopharmaceutical maker Celgene Corp. The company reported disappointing third-quarter revenues due to weaker-than-expected sales of Revlimid, the company’s new class of oral cancer drugs. This led to concerns about the drug’s ability to meet analysts’ high-growth expectations.

Akamai Technologies, Inc., the technology provider, also detracted in the period. Investors became increasingly concerned about the company’s competitive environment and gross-margin pressures.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. Potential investments were subjected to rigorous financial analysis and a disciplined approach which attempts to identify companies with strong fundamentals that are not fully appreciated by the market. We sought to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Google, Inc., Class A	5.1%
2.	Monsanto Co.	4.9
3.	Apple, Inc.	4.8
4.	Hewlett-Packard Co.	3.8
5.	MasterCard, Inc., Class A	3.4
6.	Altria Group, Inc.	2.8
7.	CME Group, Inc.	2.6
8.	Schlumberger Ltd.	2.5
9.	Lockheed Martin Corp.	2.4
10.	Praxair, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	30.9%
Industrials	14.5
Materials	11.2
Energy	9.2
Health Care	9.2
Consumer Discretionary	9.1
Financials	8.0
Consumer Staples	4.0
Telecommunication Services	3.4
Short-Term Investment	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	2/22/94
Without Sales Charge		23.40%	13.16%	3.91%
With Sales Charge*		16.92	11.95	3.36
CLASS B SHARES	1/14/94
Without CDSC		22.71	12.45	3.32
With CDSC**		17.71	12.20	3.32
CLASS C SHARES	11/4/97
Without CDSC		22.79	12.45	3.22
With CDSC***		21.79	12.45	3.22
SELECT CLASS SHARES	2/28/92	23.70	13.42	4.18
ULTRA SHARES	2/22/05	23.98	13.56	4.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   11

JPMorgan Large Cap Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	March 1, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$678,939
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Large Cap Value Fund, which seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities,* returned –8.30%** (Select Class Shares) for the six months ended December 31, 2007, compared to the –6.03% return for the Russell 1000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period due primarily to stock selection in the insurance, financials and industrial cyclical sectors. On an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

A top detractor from performance was MGIC Investment Corp., a mortgage insurance provider whose shares plunged when the company announced disappointing second-quarter earnings resulting from accelerating credit losses in a few key states. In addition, its subsidiary, C-Bass, was caught in the liquidity crunch brought on by the sub-prime mortgage crisis. Issues with C-Bass forced the termination of MGIC’s merger with Radian, which further depressed the stock. Ambac Financial Group, Inc., a bond insurer, also detracted from performance due to continued credit market turmoil and concerns regarding its exposure to sub-prime mortgages. Its shares declined further when the company announced mark-to-market losses in its credit derivative portfolio. Shares of online publisher R.H. Donnelley Corporation fell as investors reacted negatively to its large acquisition of Business.com, a business search engine and directory. Deteriorating credit markets made it harder for the company to refinance some of its high-coupon debt. Investors also reacted to the company’s cautionary tone about its ability to achieve positive ad sales growth in the second half of 2007.

Alternatively, stock selection in the consumer staples, technology and real estate investment trust (REIT) sectors contributed to returns.

A top contributor to Fund performance was internet broker TD AMERITRADE Holding Corp. Shares rose from a combination of healthy account activity levels and an increased market share. Another contributor was pharmaceutical company Merck & Co., Inc., whose shares rose on reported solid third-quarter earnings driven by strong gross margins and new product launches, including Gardisil, a vaccine against human papilloma virus, and Januvia, which helps control blood sugar levels in patients with type 2 diabetes. Telecommunications service provider Verizon Communications, Inc. also aided returns. The company provided protection during July’s bear market as it posted strong second-quarter earnings. The stock price was also supported by rumors of a possible takeover bid by Vodafone Group Plc.

Q:	HOW WAS THE FUND MANAGED?

A:	The portfolio management team focuses on stock selection as its primary driver of excess returns. While sector bets are relatively constrained, we have established positions in companies that reflect broader themes. One of the larger sector overweights is in autos and transportation, where we maintain a positive view on railroads. Railroad companies have benefited from the flow of goods resulting from domestic and global expansion. We believe the sector is experiencing a secular rebirth after decades of under-investment and low returns on capital.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	5.4%
2.	Verizon Communications, Inc.	4.6
3.	General Electric Co.	3.5
4.	Bank of America Corp.	3.4
5.	Procter & Gamble Co.	3.2
6.	Citigroup, Inc.	2.7
7.	Genworth Financial, Inc.	2.4
8.	ConocoPhillips	2.4
9.	Freddie Mac	2.1
10.	Chevron Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	26.9%
Energy	14.2
Industrials	10.7
Consumer Staples	8.2
Health Care	7.4
Consumer Discretionary	7.1
Utilities	6.9
Information Technology	6.2
Telecommunication Services	5.4
Materials	4.4
Short-Term Investment	2.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	2/18/92
Without Sales Charge		(1.36)%	12.79%	5.09%
With Sales Charge*		(6.54)	11.57	4.52
CLASS B SHARES	1/14/94
Without CDSC		(1.84)	12.14	4.47
With CDSC**		(6.84)	11.88	4.47
CLASS C SHARES	3/22/99
Without CDSC		(1.82)	12.12	4.37
With CDSC***		(2.82)	12.12	4.37
CLASS R5 SHARES****	5/15/06	(0.96)	13.15	5.36
SELECT CLASS SHARES	3/1/91	(1.15)	13.08	5.33
ULTRA SHARES	2/22/05	(0.84)	13.25	5.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
****	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares, Class R5 Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. With respect to the Class C Shares, prior class performance has been adjusted to reflect the difference in expenses and sales charges between classes. The actual returns of Class R5 and Ultra Shares would have been different than shown because Class R5 and Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   13

JPMorgan U.S. Equity Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	September 17, 1993
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,503,566
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Equity Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned 0.74%** (Institutional Class Shares) for the six months ended December 31, 2007, compared to the –1.37% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed primarily due to our stock selection in the consumer discretionary, materials and telecommunications sectors. The largest stock contributor in the period was pharmaceutical company Merck & Co., Inc. Shares rose as the company reported solid third-quarter earnings driven by strong gross margins and new product launches, including Gardisil, a vaccine against human papilloma virus, and Januvia, which helps control blood sugar levels in patients with type 2 diabetes.

In the consumer discretionary sector, our overweight in International Game Technology, a slot machine maker, contributed to performance. The company rebounded at mid-year after investors took note of the company’s increased growth prospects in developing gaming markets.

Johnson Controls Inc., an auto parts manufacturer, contributed to the Fund’s return during the second half of the year as our confidence in higher-quality industrial stocks proved rewarding.

Alternatively, information technology, utilities and financials detracted from results. In the information technology sector, Xilinx, Inc., the logic-chip maker, was the largest detractor. Shares of Xilinx declined throughout the period as investors viewed the company’s four-year low in inventory as a sign of a slowdown in growth.

Bond insurer MBIA, Inc. also detracted after the company disclosed it had insured $8.1 billion in collateralized debt obligations (CDOs) of multi-sector high-grade collateral, backed by a combination of other CDOs and mortgages. Additionally, Fitch announced that it placed MBIA on credit watch for potential downgrade from AAA.

Ambac Financial Group, Inc., a bond insurer, also detracted due to continued credit market turmoil and concerns regarding its exposure to sub-prime mortgages. Its shares declined further when the company announced mark-to-market losses in its credit derivative portfolio.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund continued to be managed with the foresight that there are three distinct macroeconomic scenarios (inflation, soft landing or recession) that could play out in the near-term, with the risk of the recession scenario having increased during the fourth quarter. With that in mind, the Fund has been constructed to provide downside protection while positioning it to outperform on the back of strong stock selection, which is the strategy’s main objective. The Fund is positioned to take advantage of a shift to high-quality growth names and continues to be overweight the technology sector.

The Fund utilizes active stock selection with a systematic valuation process and invests in a diversified portfolio of U.S. large-cap equities. To help ensure stock selection is the principal source of the potential excess return in the Fund, we allow only modest deviations in sector weightings relative to the S&P 500 Index. We also stay fully invested at all times, with the Fund limiting the amount of frictional cash it holds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.8%
2.	Cisco Systems, Inc.	3.6
3.	AT&T, Inc.	2.7
4.	Microsoft Corp.	2.6
5.	Merck & Co., Inc.	2.4
6.	Norfolk Southern Corp.	2.4
7.	Bank of America Corp.	2.4
8.	General Electric Co.	2.3
9.	Procter & Gamble Co.	2.3
10.	Schlumberger Ltd.	1.8

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.9%
Financials	16.4
Energy	12.2
Health Care	11.1
Consumer Staples	10.4
Industrials	9.7
Consumer Discretionary	6.6
Telecommunication Services	4.5
Materials	3.8
Utilities	3.5
Short-Term Investment	1.9

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

14   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	5 Year	10 Year
CLASS A SHARES	9/10/01
Without Sales Charge		10.11%	13.94%	5.37%
With Sales Charge*		4.31	12.72	4.81
CLASS B SHARES	9/10/01
Without CDSC		9.44	13.24	4.96
With CDSC**		4.44	12.99	4.96
CLASS C SHARES	9/10/01
Without CDSC		9.40	13.24	4.96
With CDSC***		8.40	13.24	4.96
CLASS R5 SHARES****	5/15/06	10.49	14.41	5.78
SELECT CLASS SHARES	9/10/01	10.29	14.20	5.58
INSTITUTIONAL CLASS SHARES	9/17/93	10.54	14.39	5.77

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
****	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/97 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   15

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	November 1, 2005
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$2,313,297
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan U.S. Large Cap Core Plus Fund, which seeks to provide high total return from a portfolio of selected equity securities,* returned 2.59%** (Select Class Shares) for the six months ended December 31, 2007, compared to the –1.37% return for the S&P 500 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period. Both long and short positions worked in the Fund, with stock selection in the financial, media and energy sectors contributing.

Shares of the pharmaceutical company Merck & Co., Inc. rose as it reported solid third-quarter earnings driven by strong gross margins and new product launches, including Gardisil, a vaccine against human papilloma virus, and Januvia, which helps control blood sugar levels in patients with type 2 diabetes. In the energy sector, Occidental Petroleum Corp. supported excess returns in the Fund. Investors anticipated and received favorable news on the outcome of the company’s bid for a high-profile gas project in the Middle East, potentially elevating it into the league of integrated oil companies and making it a viable acquisition target in the future. On the short side, a bet against an apparel retailer was a top contributor as the company struggled with decelerating sales trends across the majority of its divisions.

Alternatively, stock selection in semiconductors, utilities and network technology hurt returns. At the security level, retailer Kohl’s Corp. was a top detractor as the company struggled in the face of a difficult retail environment. While Kohl’s has been gaining market share in the retail space and improving its gross margins, slowing U.S. consumer trends weighed on the company in the second half of the year. Bond insurer Ambac Financial Group, Inc. also detracted from returns as continued credit market turmoil and concerns over its exposure to sub-prime mortgages drove the stock lower. Its shares declined further when the company announced mark-to-market losses in its credit derivative portfolio.

Q:	HOW WAS THE FUND MANAGED?

A:	Overall, the large-cap core plus strategy continues to be managed with the foresight that there are three distinct macroeconomic scenarios (inflation, soft landing or recession) that could play out in the near-term, with the risk of the recession scenario having increased during the fourth quarter. With that in mind, the Portfolio has been constructed to provide downside protection while positioning it to outperform on the back of strong stock selection. The Fund is positioned to take advantage of a shift to high-quality growth names and continues to be overweight in the technology sector.

The Fund seeks to take advantage of mispriced stocks that appear attractive relative to fair value for the long positions, offset by short positions on stocks that are overvalued on their own or relative to similar stocks in the same sector. The Fund seeks to be close to 100% invested in the stock market at all times. The average long-to-short exposure over the period was 120% to 20%.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.6%
2.	Cisco Systems, Inc.	3.2
3.	Norfolk Southern Corp.	2.8
4.	AT&T, Inc.	2.3
5.	Microsoft Corp.	2.2
6.	Bank of America Corp.	2.2
7.	Merck & Co., Inc.	2.1
8.	General Electric Co.	2.0
9.	United Technologies Corp.	1.9
10.	Procter & Gamble Co.	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Chevron Corp.	4.2%
2.	CSX Corp.	3.3
3.	Southern Co. (The)	2.9
4.	Regency Centers Corp.	2.8
5.	ITT Corp.	2.8
6.	Viacom, Inc., Class B	2.7
7.	CBS Corp., Class B	2.7
8.	Pepsi Bottling Group, Inc.	2.7
9.	Illinois Tool Works, Inc.	2.6
10.	Taubman Centers, Inc.	2.5

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	18.8%
Financials	16.5
Energy	12.1
Industrials	10.5
Health Care	10.1
Consumer Staples	9.3
Consumer Discretionary	7.5
Materials	4.0
Telecommunication Services	3.9
Utilities	3.9
Short-Term Investment	3.4

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****

Financials	24.0%
Industrials	20.3
Consumer Discretionary	11.8
Energy	11.6
Information Technology	8.3
Consumer Staples	7.8
Materials	6.1
Health Care	5.2
Utilities	4.9

***	Percentages indicated are based upon total long investments as of December 31, 2007. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2007. The Fund’s composition is subject to change.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   17

JPMorgan U.S. Large Cap Core Plus Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 Year	Since Inception
CLASS A SHARES	11/1/05
Without Sales Charge		13.61%	44.74%
With Sales Charge*		7.63	37.15
CLASS C SHARES	11/1/05
Without CDSC		13.10	43.25
With CDSC**		12.10	43.25
CLASS R5 SHARES***	5/15/06	14.22	46.07
SELECT CLASS SHARES	11/1/05	13.99	45.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risk. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Long/Short Equity Funds Average from November 1, 2005 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a an index generally representative of the performance of large companies in the U.S. stock market. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.5%
		Common Stocks — 98.4%
		Aerospace & Defense — 3.6%
18		Boeing Co.	1,601
3		General Dynamics Corp.	258
15		Goodrich Corp.	1,087
39		Northrop Grumman Corp.	3,051
46		United Technologies Corp.	3,544
			9,541
		Air Freight & Logistics — 0.1%
5		United Parcel Service, Inc., Class B	318
		Auto Components — 0.8%
62		Johnson Controls, Inc.	2,234
		Automobiles — 0.1%
4		Harley-Davidson, Inc.	206
		Beverages — 0.4%
16		Coca-Cola Co. (The)	976
		Biotechnology — 1.7%
46		Amgen, Inc. (a)	2,146
30		Celgene Corp. (a)	1,363
19		Gilead Sciences, Inc. (a)	874
			4,383
		Building Products — 0.0% (g)
—	(h)	Masco Corp.	9
		Capital Markets — 3.5%
8		Bank of New York Mellon Corp. (The)	410
7		Goldman Sachs Group, Inc. (The)	1,398
27		Lehman Brothers Holdings, Inc.	1,780
2		Merrill Lynch & Co., Inc.	107
45		Morgan Stanley	2,379
24		State Street Corp.	1,908
58		TD AMERITRADE Holding Corp. (a)	1,154
			9,136
		Chemicals — 2.5%
5		Air Products & Chemicals, Inc.	463
57		Dow Chemical Co. (The)	2,239
3		El du Pont de Nemours & Co.	115
12		PPG Industries, Inc.	836
7		Praxair, Inc.	630
41		Rohm & Haas Co.	2,192
			6,475
		Commercial Banks — 3.3%
5		Colonial BancGroup, Inc. (The) (c)	66
9		Comerica, Inc.	379
59		Huntington Bancshares, Inc.	874
50		Regions Financial Corp.	1,173
5		SunTrust Banks, Inc.	319
49		TCF Financial Corp.	873
66		U.S. Bancorp	2,101
19		Wachovia Corp.	704
59		Wells Fargo & Co.	1,793
7		Zions Bancorp	317
			8,599
		Communications Equipment — 3.7%
166		Cisco Systems, Inc. (a)	4,483
85		Corning, Inc.	2,029
17		Juniper Networks, Inc. (a)	574
67		QUALCOMM, Inc.	2,625
21		Tellabs, Inc. (a)	134
			9,845
		Computers & Peripherals — 4.6%
18		Apple, Inc. (a)	3,545
—	(h)	Dell, Inc. (a)	10
25		EMC Corp. (a)	459
68		Hewlett-Packard Co.	3,448
39		International Business Machines Corp.	4,162
14		SanDisk Corp. (a)	478
			12,102
		Consumer Finance — 0.6%
17		American Express Co.	879
17		Capital One Financial Corp.	780
			1,659
		Diversified Financial Services — 4.4%
133		Bank of America Corp.	5,504
33		CIT Group, Inc.	786
131		Citigroup, Inc.	3,868
2		CME Group, Inc.	1,441
			11,599
		Diversified Telecommunication Services — 3.9%
139		AT&T, Inc.	5,777
100		Verizon Communications, Inc.	4,373
			10,150
		Electric Utilities — 3.0%
48		American Electric Power Co., Inc.	2,212
53		Edison International	2,829
16		FirstEnergy Corp.	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electric Utilities — Continued
2	FPL Group, Inc.	163
13	Northeast Utilities	394
63	Sierra Pacific Resources	1,073
		7,828
	Electronic Equipment & Instruments — 0.5%
38	Tyco Electronics Ltd. (Bermuda)	1,403
	Energy Equipment & Services — 1.9%
3	Baker Hughes, Inc.	268
9	BJ Services Co.	226
9	Halliburton Co.	330
10	Nabors Industries Ltd. (Bermuda) (a)	268
20	Patterson-UTI Energy, Inc.	386
35	Schlumberger Ltd.	3,443
3	Weatherford International Ltd. (a)	192
		5,113
	Food & Staples Retailing — 2.4%
47	CVS/Caremark Corp.	1,864
67	Safeway, Inc.	2,279
10	SUPERVALU, Inc.	379
28	SYSCO Corp.	868
21	Wal-Mart Stores, Inc.	974
		6,364
	Food Products — 2.8%
25	Campbell Soup Co.	879
41	General Mills, Inc.	2,314
37	Kellogg Co.	1,935
70	Kraft Foods, Inc., Class A	2,270
		7,398
	Health Care Equipment & Supplies — 0.9%
16	Baxter International, Inc.	929
13	Covidien Ltd.	576
9	CR Bard, Inc.	844
2	Zimmer Holdings, Inc. (a)	112
		2,461
	Health Care Providers & Services — 2.4%
39	Aetna, Inc.	2,275
20	Cigna Corp.	1,096
8	McKesson Corp.	550
9	UnitedHealth Group, Inc.	512
21	WellPoint, Inc. (a)	1,807
		6,240
	Hotels, Restaurants & Leisure — 1.7%
12	Carnival Corp.	520
13	International Game Technology	589
14	McDonald’s Corp.	807
16	Royal Caribbean Cruises Ltd. (c)	692
32	Starwood Hotels & Resorts Worldwide, Inc.	1,387
15	Wyndham Worldwide Corp. (c)	351
		4,346
	Household Durables — 0.2%
30	Toll Brothers, Inc. (a) (c)	600
	Household Products — 2.1%
76	Procter & Gamble Co.	5,573
	Industrial Conglomerates — 2.6%
10	3M Co.	809
164	General Electric Co.	6,065
1	Textron, Inc.	93
		6,967
	Insurance — 4.1%
13	Aflac, Inc. (m)	808
26	AMBAC Financial Group, Inc. (c)	665
24	American International Group, Inc.	1,387
2	Assurant, Inc. (c)	114
33	Axis Capital Holdings Ltd. (Bermuda)	1,290
3	Chubb Corp. (The)	175
20	Genworth Financial, Inc., Class A	514
14	Hartford Financial Services Group, Inc.	1,212
5	Lincoln National Corp.	303
27	MBIA, Inc. (c)	494
24	MetLife, Inc.	1,497
13	Protective Life Corp.	529
9	RenaissanceRe Holdings Ltd. (Bermuda)	554
14	Travelers Cos., Inc. (The)	748
19	Unum Group	440
1	XL Capital Ltd., Class A (Bermuda)	55
		10,785
	Internet Software & Services — 3.1%
58	eBay, Inc. (a) (c)	1,915
6	Google, Inc., Class A (a)	4,218
82	Yahoo!, Inc. (a)	1,910
		8,043

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		IT Services — 0.5%
9		Affiliated Computer Services, Inc., Class A (a)	420
15		Cognizant Technology Solutions Corp., Class A (a)	516
32		Genpact Ltd. (Bermuda) (a) (c)	484
1		Paychex, Inc.	25
			1,445
		Machinery — 2.6%
27		Caterpillar, Inc.	1,923
12		Danaher Corp. (c)	1,079
34		Dover Corp.	1,581
8		Eaton Corp.	766
12		Illinois Tool Works, Inc.	659
10		Ingersoll-Rand Co., Ltd., Class A (Bermuda)	483
7		PACCAR, Inc. (c)	381
			6,872
		Media — 1.6%
—	(h)	CBS Corp., Class B	8
3		Gemstar-TV Guide International, Inc. (a)	15
2		New York Times Co. (The), Class A (c)	37
105		News Corp., Class A	2,156
—	(h)	Viacom, Inc., Class B (a)	9
60		Walt Disney Co. (The)	1,943
			4,168
		Metals & Mining — 0.7%
2		Freeport-McMoRan Copper & Gold, Inc.	225
13		United States Steel Corp.	1,524
			1,749
		Multi-Utilities — 1.0%
63		CMS Energy Corp.	1,095
6		SCANA Corp.	269
54		Xcel Energy, Inc.	1,219
			2,583
		Multiline Retail — 0.6%
18		Family Dollar Stores, Inc. (c)	346
23		Kohl’s Corp. (a)	1,072
4		Target Corp.	175
			1,593
		Oil, Gas & Consumable Fuels — 10.4%
5		Apache Corp.	570
33		Chevron Corp.	3,089
39		ConocoPhillips	3,444
22		Devon Energy Corp.	1,947
97		Exxon Mobil Corp.	9,050
37		Marathon Oil Corp.	2,258
43		Occidental Petroleum Corp.	3,311
22		Sunoco, Inc.	1,565
6		Valero Energy Corp.	392
33		XTO Energy, Inc.	1,700
			27,326
		Paper & Forest Products — 0.5%
147		Domtar Corp. (Canada) (a)	1,131
2		International Paper Co.	62
			1,193
		Personal Products — 0.2%
10		Estee Lauder Cos., Inc. (The), Class A	436
		Pharmaceuticals — 6.9%
66		Abbott Laboratories	3,695
1		Eli Lilly & Co.	43
20		Johnson & Johnson	1,301
86		Merck & Co., Inc.	4,986
101		Pfizer, Inc.	2,293
123		Schering-Plough Corp.	3,263
19		Sepracor, Inc. (a)	496
45		Wyeth	1,988
			18,065
		Real Estate Investment Trusts (REITs) — 1.2%
10		Apartment Investment & Management Co.	358
8		Duke Realty Corp.	203
35		Hospitality Properties Trust	1,115
11		Host Hotels & Resorts, Inc.	187
10		ProLogis	640
4		Public Storage	272
17		UDR, Inc. (c)	332
			3,107
		Road & Rail — 1.4%
8		Burlington Northern Santa Fe Corp. (c)	641
56		Norfolk Southern Corp.	2,839
1		Union Pacific Corp.	176
			3,656
		Semiconductors & Semiconductor Equipment — 2.0%
27		Altera Corp.	516
31		Broadcom Corp., Class A (a)	813
17		Intel Corp.	440
6		Linear Technology Corp.	188

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Semiconductors & Semiconductor Equipment — Continued
22		LSI Corp. (a)	115
9		National Semiconductor Corp.	204
30		Texas Instruments, Inc.	1,015
90		Xilinx, Inc.	1,970
			5,261
		Software — 3.4%
233		Microsoft Corp.	8,287
34		Oracle Corp. (a)	777
			9,064
		Specialty Retail — 1.2%
7		Abercrombie & Fitch Co., Class A	552
18		Advance Auto Parts, Inc.	669
—	(h)	AutoZone, Inc. (a)	12
18		CarMax, Inc. (a) (c)	353
7		Dick’s Sporting Goods, Inc. (a) (c)	194
5		Home Depot, Inc.	121
—	(h)	Lowe’s Cos., Inc.	5
—	(h)	RadioShack Corp. (c)	5
57		Staples, Inc.	1,306
1		TJX Cos., Inc.	34
			3,251
		Textiles, Apparel & Luxury Goods — 0.9%
21		Coach, Inc. (a)	630
24		Nike, Inc., Class B	1,554
1		Polo Ralph Lauren Corp.	62
			2,246
		Thrifts & Mortgage Finance — 0.2%
25		Countrywide Financial Corp. (c)	222
1		Fannie Mae	24
2		Freddie Mac	51
4		MGIC Investment Corp. (c)	99
11		Sovereign Bancorp, Inc.	122
12		Washington Mutual, Inc. (c)	167
			685
		Tobacco — 2.1%
75		Altria Group, Inc.	5,646
		Wireless Telecommunication Services — 0.1%
33		Sprint Nextel Corp.	431
		Total Common Stocks (Cost $181,358)	259,130
		U.S. Treasury Obligation — 0.1%
340		U.S. Treasury Note, 5.13%, 06/30/08 (k) (Cost $340)	343
		Total Long-Term Investments (Cost $181,698)	259,473

SHARES

Short-Term Investment — 1.1%
Investment Company — 1.1%
2,786	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $2,786)	2,786

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 1.9%
	Corporate Notes — 1.2%
1,000	Alliance and Leicester plc (United Kingdom), FRN, 5.26%, 09/02/08	997
1,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	997
200	Beta Finance, Inc., FRN, 4.37%, 01/15/08 (i) (s)	200
1,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	999
		3,193
	Repurchase Agreements — 0.7%
778	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $778, collateralized by U.S. Government Agency Mortgages	778
550	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $550, collateralized by U.S. Government Agency Mortgages	550
550	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $550, collateralized by U.S. Government Agency Mortgages	550
		1,878
	Total Investments of Cash Collateral for Securities on Loan (Cost $5,071)	5,071
	Total Investments — 101.5% (Cost $189,555)	267,330
	Liabilities in Excess of Other Assets — (1.5)%	(4,037)
	NET ASSETS — 100.0%	$263,293

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
8	S&P 500 Index	March, 2008	$2,954	$11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   23

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.9%
	Common Stocks — 95.4%
	Aerospace & Defense — 1.7%
59	United Technologies Corp.	4,524
	Beverages — 4.3%
104	Anheuser-Busch Cos., Inc.	5,454
104	Coca-Cola Co. (The)	6,358
		11,812
	Capital Markets — 3.4%
107	Bank of New York Mellon Corp. (The)	5,227
42	Morgan Stanley	2,204
56	W.P. Carey & Co. LLC	1,862
		9,293
	Chemicals — 2.7%
20	Air Products & Chemicals, Inc.	1,963
29	PPG Industries, Inc.	2,029
64	Rohm & Haas Co.	3,407
		7,399
	Commercial Banks — 2.2%
41	SunTrust Banks, Inc.	2,587
82	TCF Financial Corp.	1,478
64	Wells Fargo & Co.	1,938
		6,003
	Commercial Services & Supplies — 1.0%
71	Pitney Bowes, Inc.	2,682
	Construction Materials — 1.7%
105	Cemex, S.A.B. de C.V. ADR (Mexico) (a)	2,704
26	Vulcan Materials Co.	2,032
		4,736
	Containers & Packaging — 0.6%
79	Temple-Inland, Inc. (c)	1,657
	Distributors — 1.3%
75	Genuine Parts Co.	3,463
	Diversified Financial Services — 4.2%
191	Bank of America Corp.	7,898
108	Citigroup, Inc.	3,167
26	Guaranty Financial Group, Inc. (a)	424
		11,489
	Diversified Telecommunication Services — 6.8%
195	AT&T, Inc. (m)	8,119
105	Consolidated Communications Holdings, Inc.	2,093
107	Verizon Communications, Inc.	4,684
276	Windstream Corp.	3,592
		18,488
	Electric Utilities — 3.2%
66	American Electric Power Co., Inc.	3,091
38	FirstEnergy Corp.	2,771
90	Northeast Utilities	2,827
		8,689
	Electrical Equipment — 1.3%
62	Emerson Electric Co.	3,507
	Food & Staples Retailing — 0.4%
27	SUPERVALU, Inc.	1,017
	Food Products — 3.9%
184	B&G Foods, Inc., Class A	1,876
37	General Mills, Inc.	2,098
41	Kellogg Co.	2,165
95	Kraft Foods, Inc., Class A	3,091
26	Wm. Wrigley, Jr., Co.	1,505
		10,735
	Hotels, Restaurants & Leisure — 0.8%
25	Harrah’s Entertainment, Inc.	2,237
	Household Durables — 0.6%
21	Fortune Brands, Inc.	1,549
	Household Products — 3.3%
31	Clorox Co.	2,046
37	Kimberly-Clark Corp.	2,552
62	Procter & Gamble Co.	4,537
		9,135
	Industrial Conglomerates — 2.6%
195	General Electric Co.	7,221
	Insurance — 5.6%
97	Allstate Corp. (The)	5,061
115	Chubb Corp. (The)	6,260
61	IPC Holdings Ltd. (Bermuda) (c)	1,747
31	Old Republic International Corp.	472
79	OneBeacon Insurance Group Ltd.	1,694
		15,234
	Marine — 1.4%
159	Seaspan Corp. (Hong Kong) (c)	3,894
	Media — 1.3%
33	Clear Channel Communications, Inc.	1,132
137	Regal Entertainment Group, Class A (c)	2,479
		3,611

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 2.8%
104	PG&E Corp.	4,490
139	Xcel Energy, Inc.	3,137
		7,627
	Oil, Gas & Consumable Fuels — 14.0%
84	Chevron Corp.	7,835
90	ConocoPhillips	7,903
87	Energy Transfer Equity LP	3,072
155	Exxon Mobil Corp.	14,531
75	NuStar GP Holdings LLC	2,147
32	Royal Dutch Shell plc ADR (Netherlands)	2,711
		38,199
	Pharmaceuticals — 8.9%
69	Abbott Laboratories	3,852
103	Biovail Corp. (Canada)	1,384
52	Johnson & Johnson	3,495
114	Merck & Co., Inc.	6,642
61	Novartis AG ADR (Switzerland)	3,334
144	Pfizer, Inc.	3,271
53	Wyeth	2,351
		24,329
	Real Estate Investment Trusts (REITs) — 4.2%
23	Agree Realty Corp. (c)	704
34	DCT Industrial Trust, Inc. (c)	313
28	Plum Creek Timber Co., Inc. (c)	1,308
24	Public Storage	1,762
89	Rayonier, Inc.	4,182
41	Regency Centers Corp. (c)	2,625
60	U-Store-It Trust	553
		11,447
	Real Estate Management & Development — 0.2%
26	Forestar Real Estate Group, Inc. (a)	625
	Semiconductors & Semiconductor Equipment — 1.4%
145	Intel Corp.	3,871
	Specialty Retail — 0.8%
113	Limited Brands, Inc.	2,143
	Textiles, Apparel & Luxury Goods — 1.5%
60	V.F. Corp.	4,106
	Thrifts & Mortgage Finance — 2.0%
70	Freddie Mac	2,388
164	People’s United Financial, Inc.	2,911
		5,299
	Tobacco — 4.5%
83	Altria Group, Inc.	6,281
72	Loews Corp. — Carolina Group	6,099
		12,380
	Transportation Infrastructure — 0.4%
28	Macquarie Infrastructure Co. LLC (c)	1,135
	Wireless Telecommunication Services — 0.4%
26	Crown Castle International Corp. (a) (c)	1,080
	Total Common Stocks (Cost $170,041)	260,616

PRINCIPAL AMOUNT($)
	Convertible Bonds — 1.5%
	Media — 1.5%
3,000	Liberty Media Corp., 3.25%, 03/15/31	2,194
40	Tribune Co., 2.00%, 05/15/29	2,000
	Total Convertible Bonds (Cost $6,099)	4,194
	Total Long-Term Investments (Cost $176,140)	264,810
Investments of Cash Collateral for Securities on Loan — 2.4%
	Certificate of Deposit — 0.3%
1,000	Deutsche Bank, New York, (Germany) FRN, 4.60%, 01/22/08	1,000
	Corporate Notes — 0.5%
1,000	American Express Credit Corp., FRN, 5.04%, 01/15/08	1,000
100	Beta Finance, Inc., FRN, 4.37%, 01/15/08 (i) (s)	100
235	HBOS Treasury Services plc, FRN, 5.30%, 08/29/08	235
		1,335
	Repurchase Agreements — 1.6%
1,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
1,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
1,268	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $1,268, collateralized by U.S. Government Agency Mortgages	1,268

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	Investments of Cash Collateral for Securities on Loan - Continued Repurchase Agreements - Continued	1,000
1,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $1,000, collateralized by U.S. Government Agency Mortgages	1,000
		4,268
	Total Investments of Cash Collateral for Securities on Loan (Cost $6,603)	6,603
	Total Investments — 99.3% (Cost $182,743)	271,413
	Other Assets in Excess of Liabilities — 0.7%	1,822
	NET ASSETS — 100.0%	$273,235

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 101.7%
	Common Stocks — 95.8%
	Aerospace & Defense — 1.7%
17	United Technologies Corp.	1,267
	Beverages — 4.3%
29	Anheuser-Busch Cos., Inc.	1,528
29	Coca-Cola Co. (The)	1,780
		3,308
	Capital Markets — 3.4%
30	Bank of New York Mellon Corp. (The)	1,464
12	Morgan Stanley	616
16	W.P. Carey & Co. LLC	521
		2,601
	Chemicals — 2.7%
6	Air Products & Chemicals, Inc.	552
8	PPG Industries, Inc.	569
18	Rohm & Haas Co.	955
		2,076
	Commercial Banks — 2.2%
12	SunTrust Banks, Inc.	725
23	TCF Financial Corp.	414
18	Wells Fargo & Co.	544
		1,683
	Commercial Services & Supplies — 1.0%
20	Pitney Bowes, Inc.	749
	Construction Materials — 1.7%
29	Cemex S.A.B. de C.V. ADR (Mexico) (a)	757
7	Vulcan Materials Co.	569
		1,326
	Containers & Packaging — 0.6%
22	Temple-Inland, Inc.	463
	Distributors — 1.3%
21	Genuine Parts Co.	968
	Diversified Financial Services — 4.2%
54	Bank of America Corp.	2,213
30	Citigroup, Inc.	886
7	Guaranty Financial Group, Inc. (a)	119
		3,218
	Diversified Telecommunication Services — 6.8%
55	AT&T, Inc. (m)	2,274
29	Consolidated Communications Holdings, Inc.	585
30	Verizon Communications, Inc.	1,310
77	Windstream Corp.	1,005
		5,174
	Electric Utilities — 3.2%
19	American Electric Power Co., Inc.	866
11	FirstEnergy Corp.	774
25	Northeast Utilities	792
		2,432
	Electrical Equipment — 1.3%
17	Emerson Electric Co.	980
	Food & Staples Retailing — 0.4%
8	SUPERVALU, Inc.	285
	Food Products — 4.0%
51	B&G Foods, Inc., Class A	525
10	General Mills, Inc.	587
12	Kellogg Co.	608
27	Kraft Foods, Inc., Class A	866
7	Wm. Wrigley, Jr., Co.	422
		3,008
	Hotels, Restaurants & Leisure — 0.8%
7	Harrah’s Entertainment, Inc.	630
	Household Durables — 0.6%
6	Fortune Brands, Inc.	434
	Household Products — 3.4%
9	Clorox Co.	574
10	Kimberly-Clark Corp.	714
17	Procter & Gamble Co.	1,270
		2,558
	Industrial Conglomerates — 2.7%
54	General Electric Co.	2,020
	Insurance — 5.6%
27	Allstate Corp. (The)	1,415
32	Chubb Corp. (The)	1,752
17	IPC Holdings Ltd. (Bermuda)	488
9	Old Republic International Corp.	133
22	OneBeacon Insurance Group Ltd.	475
		4,263
	Marine — 1.4%
45	Seaspan Corp. (Hong Kong)	1,090
	Media — 1.3%
9	Clear Channel Communications, Inc.	317
38	Regal Entertainment Group, Class A	694
		1,011

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   27

JPMorgan Equity Income II Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — 2.8%
29	PG&E Corp.	1,258
39	Xcel Energy, Inc.	878
		2,136
	Oil, Gas & Consumable Fuels — 14.0%
23	Chevron Corp.	2,189
25	ConocoPhillips	2,210
24	Energy Transfer Equity LP	860
43	Exxon Mobil Corp.	4,071
21	NuStar GP Holdings LLC	602
9	Royal Dutch Shell plc ADR (Netherlands)	758
		10,690
	Pharmaceuticals — 9.0%
19	Abbott Laboratories	1,078
29	Biovail Corp. (Canada)	388
15	Johnson & Johnson	980
32	Merck & Co., Inc.	1,859
17	Novartis AG ADR (Switzerland)	934
40	Pfizer, Inc.	916
15	Wyeth	660
		6,815
	Real Estate Investment Trusts (REITs) — 4.2%
7	Agree Realty Corp.	199
9	DCT Industrial Trust, Inc.	87
8	Plum Creek Timber Co., Inc.	368
7	Public Storage	492
25	Rayonier, Inc.	1,172
11	Regency Centers Corp.	735
17	U-Store-It Trust	155
		3,208
	Real Estate Management & Development — 0.2%
7	Forestar Real Estate Group, Inc. (a)	175
	Semiconductors & Semiconductor Equipment — 1.4%
41	Intel Corp.	1,082
	Specialty Retail — 0.8%
32	Limited Brands, Inc.	600
	Textiles, Apparel & Luxury Goods — 1.5%
17	V.F. Corp.	1,147
	Thrifts & Mortgage Finance — 1.9%
20	Freddie Mac	668
46	People’s United Financial, Inc.	815
		1,483
	Tobacco — 4.6%
23	Altria Group, Inc.	1,757
20	Loews Corp. — Carolina Group	1,706
		3,463
	Transportation Infrastructure — 0.4%
8	Macquarie Infrastructure Co. LLC	316
	Wireless Telecommunication Services — 0.4%
7	Crown Castle International Corp. (a)	303
	Total Common Stocks (Cost $57,296)	72,962

PRINCIPAL AMOUNT($)
	Convertible Bond — 5.9%
	Media — 5.9%
4,320	Liberty Media LLC, 0.75%, 3/30/23 (Cost $4,663)	4,498
	Total Investments — 101.7% (Cost $61,959)	77,460
	Liabilities in Excess of Other Assets — (1.7)%	(1,316)
	NET ASSETS — 100.0%	$76,144

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.7%
	Common Stocks — 97.7%
	Aerospace & Defense — 2.7%
158	Spirit Aerosystems Holdings, Inc., Class A (a)	5,437
117	United Technologies Corp.	8,932
		14,369
	Beverages — 2.6%
124	Anheuser-Busch Cos., Inc.	6,464
177	Constellation Brands, Inc., Class A (a)	4,194
89	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	3,397
		14,055
	Capital Markets — 3.3%
73	Bear Stearns Cos., Inc. (The)	6,460
115	Blackstone Group LP (The)	2,534
109	Morgan Stanley	5,789
35	Northern Trust Corp.	2,657
		17,440
	Chemicals — 1.3%
132	Rohm & Haas Co.	7,011
	Commercial Banks — 0.6%
134	Synovus Financial Corp.	3,229
	Communications Equipment — 2.3%
142	Cisco Systems, Inc. (a)	3,855
170	Corning, Inc.	4,074
113	QUALCOMM, Inc.	4,462
		12,391
	Computers & Peripherals — 1.7%
18	Apple, Inc. (a)	3,546
51	International Business Machines Corp.	5,502
		9,048
	Construction Materials — 1.6%
243	Cemex S.A.B. de C.V. ADR (Mexico) (a)	6,281
32	Vulcan Materials Co.	2,515
		8,796
	Consumer Finance — 2.3%
239	American Express Co.	12,443
	Containers & Packaging — 0.8%
40	Pactiv Corp. (a)	1,057
160	Temple-Inland, Inc.	3,342
		4,399
	Diversified Consumer Services — 0.8%
233	H&R Block, Inc.	4,319
	Diversified Financial Services — 4.4%
361	Bank of America Corp.	14,911
260	Citigroup, Inc.	7,665
53	Guaranty Financial Group, Inc. (a)	855
		23,431
	Diversified Telecommunication Services — 4.7%
217	AT&T, Inc.	8,998
108	CenturyTel, Inc.	4,494
272	Verizon Communications, Inc.	11,885
		25,377
	Electric Utilities — 4.1%
111	American Electric Power Co., Inc.	5,168
167	Edison International	8,918
113	FPL Group, Inc.	7,646
		21,732
	Electronic Equipment & Instruments — 0.8%
113	Tyco Electronics Ltd. (Bermuda)	4,193
	Food & Staples Retailing — 1.9%
149	Safeway, Inc.	5,104
108	Wal-Mart Stores, Inc.	5,152
		10,256
	Food Products — 0.8%
75	General Mills, Inc.	4,252
	Health Care Equipment & Supplies — 1.4%
95	Baxter International, Inc.	5,492
46	Covidien Ltd.	2,034
		7,526
	Health Care Providers & Services — 3.6%
82	Aetna, Inc.	4,734
106	Cardinal Health, Inc.	6,144
45	Coventry Health Care, Inc. (a)	2,684
66	Lincare Holdings, Inc. (a)	2,331
60	UnitedHealth Group, Inc.	3,463
		19,356
	Hotels, Restaurants & Leisure — 2.3%
132	Marriott International, Inc., Class A	4,522
131	McDonald’s Corp.	7,688
		12,210
	Household Durables — 0.6%
43	Fortune Brands, Inc.	3,104

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 1.6%
73	Clorox Co.	4,764
53	Procter & Gamble Co.	3,899
		8,663
	Industrial Conglomerates — 0.7%
101	General Electric Co.	3,740
	Insurance — 6.9%
30	AMBAC Financial Group, Inc. (c)	778
209	Chubb Corp. (The)	11,429
98	Hartford Financial Services Group, Inc.	8,519
150	IPC Holdings Ltd. (Bermuda)	4,336
102	Loews Corp.	5,130
113	MetLife, Inc.	6,932
		37,124
	Internet & Catalog Retail — 0.7%
198	Liberty Media Corp. — Interactive, Class A (a)	3,783
	Internet Software & Services — 0.4%
102	Yahoo!, Inc. (a)	2,366
	IT Services — 0.9%
188	Western Union Co. (The)	4,560
	Media — 4.2%
125	Clear Channel Communications, Inc.	4,318
258	Comcast Corp., Class A (a)	4,704
40	Liberty Media Corp. — Capital, Class A (a)	4,622
68	Omnicom Group, Inc.	3,213
327	Time Warner, Inc.	5,405
		22,262
	Metals & Mining — 0.9%
129	Alcoa, Inc.	4,715
	Multi-Utilities — 0.6%
76	PG&E Corp.	3,288
	Multiline Retail — 0.5%
103	Macy’s, Inc.	2,672
	Oil, Gas & Consumable Fuels — 14.8%
153	Chevron Corp.	14,303
185	ConocoPhillips	16,368
135	Devon Energy Corp.	11,959
289	Exxon Mobil Corp.	27,038
124	Teekay Shipping Corp. (Bahamas)	6,609
90	Williams Cos., Inc.	3,220
		79,497
	Pharmaceuticals — 6.1%
125	Biovail Corp. (Canada)	1,680
174	Merck & Co., Inc.	10,105
111	Novartis AG ADR (Switzerland)	6,050
370	Schering-Plough Corp.	9,854
116	Wyeth	5,126
		32,815
	Real Estate Investment Trusts (REITs) — 0.7%
79	Plum Creek Timber Co., Inc.	3,642
	Real Estate Management & Development — 2.8%
161	Brookfield Asset Management, Inc., Class A (Canada)	5,746
426	Brookfield Properties Co. (Canada)	8,195
53	Forestar Real Estate Group, Inc. (a)	1,261
		15,202
	Road & Rail — 0.8%
85	Norfolk Southern Corp.	4,277
	Semiconductors & Semiconductor Equipment — 1.4%
279	Intel Corp.	7,425
	Software — 3.0%
324	Microsoft Corp.	11,545
267	Symantec Corp. (a)	4,311
		15,856
	Specialty Retail — 2.0%
31	AutoZone, Inc. (a)	3,729
187	Limited Brands, Inc.	3,538
151	Lowe’s Cos., Inc.	3,425
		10,692
	Textiles, Apparel & Luxury Goods — 1.0%
82	V.F. Corp.	5,596
	Thrifts & Mortgage Finance — 0.9%
138	Freddie Mac	4,698
	Tobacco — 1.7%
115	Altria Group, Inc.	8,707
	Transportation Infrastructure — 0.5%
66	Macquarie Infrastructure Co. LLC	2,683
	Total Long-Term Investments (Cost $438,640)	523,200
Short-Term Investment — 1.5%
	Investment Company — 1.5%
7,776	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $7,776)	7,776

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 0.1%
	Repurchase Agreements — 0.1%
164	Bank of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $164, collateralized by U.S. Government Agency Mortgages	164
150	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $150, collateralized by U.S. Government Agency Mortgages	150
150	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $150, collateralized by U.S. Government Agency Mortgages	150
150	Credit Suisse First Boston LLC, 4.51%, dated 12/31/07, due 01/02/08, repurchase price $150, collateralized by U.S. Government Agency Mortgages	150
150	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $150, collateralized by U.S. Government Agency Mortgages	150
	Total Investments of Cash Collateral for Securities on Loan (Cost $764)	764
	Total Investments — 99.3% (Cost $447,180)	531,740
	Other Assets in Excess of Liabilities — 0.7%	3,807
	NET ASSETS — 100.0%	$535,547

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 7.5%
201	Boeing Co.	17,598
263	General Dynamics Corp.	23,430
244	Lockheed Martin Corp.	25,719
92	Precision Castparts Corp.	12,813
		79,560
	Biotechnology — 2.4%
544	Gilead Sciences, Inc. (a)	25,033
	Capital Markets — 3.5%
110	Goldman Sachs Group, Inc. (The)	23,688
333	Lazard Ltd., Class A (Bermuda)	13,560
		37,248
	Chemicals — 9.6%
468	Monsanto Co.	52,223
169	Potash Corp. of Saskatchewan (Canada)	24,361
286	Praxair, Inc.	25,335
		101,919
	Communications Equipment — 4.1%
608	Cisco Systems, Inc. (a)	16,445
153	Nokia OYJ ADR (Finland)	5,864
188	Research In Motion Ltd. (Canada) (a)	21,298
		43,607
	Computers & Peripherals — 9.8%
259	Apple, Inc. (a)	51,257
807	Hewlett-Packard Co.	40,743
113	International Business Machines Corp.	12,213
		104,213
	Construction & Engineering — 2.3%
179	Jacobs Engineering Group, Inc. (a)	17,096
129	Shaw Group, Inc. (The) (a)	7,809
		24,905
	Diversified Financial Services — 3.6%
40	CME Group, Inc.	27,275
56	IntercontinentalExchange, Inc. (a)	10,767
		38,042
	Electrical Equipment — 2.3%
24	First Solar, Inc. (a)	6,491
294	Roper Industries, Inc. (c)	18,364
		24,855
	Energy Equipment & Services — 6.3%
216	National Oilwell Varco, Inc. (a)	15,859
270	Schlumberger Ltd.	26,568
169	Smith International, Inc.	12,477
82	Transocean, Inc.	11,707
		66,611
	Food & Staples Retailing — 1.3%
343	CVS/Caremark Corp.	13,634
	Health Care Equipment & Supplies — 0.4%
14	Intuitive Surgical, Inc. (a)	4,446
	Health Care Providers & Services — 2.0%
295	Express Scripts, Inc. (a)	21,540
	Hotels, Restaurants & Leisure — 3.6%
59	Las Vegas Sands Corp. (a)	6,128
392	McDonald’s Corp.	23,090
114	MGM Mirage (a)	9,586
		38,804
	Insurance — 0.9%
19	Markel Corp. (a)	9,125
	Internet & Catalog Retail — 1.3%
150	Amazon.com, Inc. (a)	13,918
	Internet Software & Services — 5.8%
22	Baidu.com ADR (China) (a)	8,436
77	Google, Inc., Class A (a)	53,580
		62,016
	IT Services — 3.4%
170	MasterCard, Inc., Class A (c)	36,591
	Life Sciences Tools & Services — 1.7%
317	Thermo Fisher Scientific, Inc. (a)	18,275
	Machinery — 1.2%
134	Deere & Co.	12,469
	Media — 1.3%
598	DIRECTV Group, Inc. (The) (a)	13,817
	Metals & Mining — 1.6%
506	Cia Vale do Rio Doce ADR (Brazil) (c)	16,519
	Oil, Gas & Consumable Fuels — 2.9%
42	Hess Corp.	4,236
37	Petroleo Brasileiro S.A. ADR (Brazil)	4,218
191	Valero Energy Corp.	13,406
181	XTO Energy, Inc.	9,308
		31,168

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 2.6%
33	Allergan, Inc.	2,134
171	Merck & Co., Inc.	9,951
276	Schering-Plough Corp.	7,364
126	Shire plc ADR (United Kingdom) (c)	8,671
		28,120
	Road & Rail — 1.1%
144	Burlington Northern Santa Fe Corp.	11,949
	Semiconductors & Semiconductor Equipment — 4.1%
278	MEMC Electronic Materials, Inc. (a)	24,578
571	NVIDIA Corp. (a)	19,436
		44,014
	Software — 3.6%
200	Microsoft Corp.	7,106
97	NAVTEQ Corp. (a)	7,304
666	Oracle Corp. (a)	15,047
99	VMware, Inc., Class A (a) (c)	8,390
		37,847
	Specialty Retail — 2.8%
222	GameStop Corp., Class A (a)	13,778
213	Tiffany & Co.	9,806
231	TJX Cos., Inc.	6,646
		30,230
	Tobacco — 2.8%
388	Altria Group, Inc.	29,333
	Wireless Telecommunication Services — 3.4%
265	America Movil S.A.B. de C.V., Series L, ADR (Mexico)	16,295
92	Mobile Telesystems OJSC ADR (Russia) (c)	9,385
239	Vimpel-Communications ADR (Russia)	9,951
		35,631
	Total Long-Term Investments (Cost $674,500)	1,055,439
Short-Term Investment — 0.5%
	Investment Company — 0.5%
5,244	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $5,244)	5,244

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 4.9%
	Certificate of Deposit — 0.2%
2,000	Calyon, New York, FRN, 4.30%, 03/15/10	1,993
	Corporate Notes — 0.8%
2,000	BBVA US Senior SAU (Spain), FRN, 5.18%, 03/12/10	1,991
3,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	2,940
3,500	Monumental Global Funding, FRN, 5.07%, 05/24/10	3,483
		8,414
	Repurchase Agreements — 3.9%
11,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08 repurchase price $11,003, collateralized by U.S. Government Agency Mortgages	11,000
10,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $10,003, collateralized by U.S. Government Agency Mortgages	10,000
10,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $10,003, collateralized by U.S. Government Agency Mortgages	10,000
11,178	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $11,180, collateralized by U.S. Government Agency Mortgages	11,178
		42,178
	Total Investments of Cash Collateral for Securities on Loan (Cost $52,585)	52,585
	Total Investments — 104.6% (Cost $732,329)	1,113,268
	Liabilities in Excess of Other Assets — (4.6)%	(48,829)
	NET ASSETS — 100.0%	$1,064,439

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 1.4%
166	Spirit Aerosystems Holdings, Inc., Class A (a)	5,734
46	United Technologies Corp.	3,505
		9,239
	Auto Components — 0.5%
161	TRW Automotive Holdings Corp. (a)	3,373
	Beverages — 0.5%
134	Constellation Brands, Inc., Class A (a)	3,161
	Capital Markets — 3.2%
59	Lazard Ltd., Class A (Bermuda)	2,400
74	Lehman Brothers Holdings, Inc.	4,810
64	Merrill Lynch & Co., Inc.	3,425
116	Morgan Stanley	6,139
265	TD AMERITRADE Holding Corp. (a)	5,324
		22,098
	Chemicals — 1.5%
192	Rohm & Haas Co.	10,163
	Commercial Banks — 4.1%
122	BB&T Corp.	3,730
187	Huntington Bancshares, Inc.	2,754
125	TCF Financial Corp.	2,245
83	U.S. Bancorp	2,622
267	Wachovia Corp.	10,166
212	Wells Fargo & Co.	6,412
		27,929
	Communications Equipment — 1.6%
263	Corning, Inc.	6,314
289	Motorola, Inc.	4,636
		10,950
	Computers & Peripherals — 0.4%
27	International Business Machines Corp.	2,865
	Consumer Finance — 1.0%
123	Capital One Financial Corp.	5,818
58	Discover Financial Services	880
		6,698
	Containers & Packaging — 0.6%
158	Pactiv Corp. (a)	4,199
	Diversified Financial Services — 6.5%
563	Bank of America Corp.	23,222
116	CIT Group, Inc.	2,775
610	Citigroup, Inc.	17,944
		43,941
	Diversified Telecommunication Services — 5.0%
82	AT&T, Inc.	3,404
706	Verizon Communications, Inc.	30,823
		34,227
	Electric Utilities — 4.0%
134	American Electric Power Co., Inc.	6,225
183	Edison International	9,767
84	FirstEnergy Corp.	6,098
317	Sierra Pacific Resources	5,378
		27,468
	Electronic Equipment & Instruments — 1.2%
89	Arrow Electronics, Inc. (a)	3,500
131	Tyco Electronics Ltd. (Bermuda)	4,851
		8,351
	Energy Equipment & Services — 0.8%
51	Halliburton Co.	1,941
122	Nabors Industries Ltd. (Bermuda) (a)	3,331
		5,272
	Food & Staples Retailing — 1.3%
265	Safeway, Inc.	9,062
	Food Products — 1.7%
77	General Mills, Inc.	4,395
213	Kraft Foods, Inc.	6,953
		11,348
	Health Care Providers & Services — 1.0%
31	Cardinal Health, Inc.	1,808
61	WellPoint, Inc. (a)	5,325
		7,133
	Hotels, Restaurants & Leisure — 0.6%
96	Royal Caribbean Cruises Ltd. (c)	4,087
	Household Products — 3.6%
34	Colgate-Palmolive Co.	2,627
294	Procter & Gamble Co.	21,571
		24,198

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Industrial Conglomerates — 4.2%
646	General Electric Co.	23,940
111	Tyco International Ltd. (Bermuda)	4,415
		28,355
	Insurance — 6.6%
93	AMBAC Financial Group, Inc. (c)	2,389
128	American International Group, Inc.	7,439
31	Assurant, Inc. (c)	2,099
72	Cincinnati Financial Corp.	2,855
636	Genworth Financial, Inc.	16,194
83	Hartford Financial Services Group, Inc.	7,245
77	MetLife, Inc.	4,751
19	Prudential Financial, Inc.	1,796
		44,768
	Internet Software & Services — 0.7%
210	Yahoo!, Inc. (a)	4,873
	IT Services — 0.5%
147	Western Union Co. (The)	3,567
	Machinery — 2.7%
24	Caterpillar, Inc.	1,748
159	Dover Corp.	7,324
76	Joy Global, Inc.	5,022
108	Kennametal, Inc.	4,104
		18,198
	Media — 4.5%
210	Comcast Corp., Class A (a)	3,825
125	New York Times Co. (The), Class A (c)	2,195
421	News Corp., Class A	8,635
105	RH Donnelley Corp. (a)	3,847
214	Time Warner Cable, Inc., Class A (a)	5,915
184	Walt Disney Co. (The)	5,943
		30,360
	Metals & Mining — 1.2%
71	Alcoa, Inc.	2,595
48	United States Steel Corp.	5,767
		8,362
	Multi-Utilities — 2.9%
381	CMS Energy Corp.	6,613
94	Consolidated Edison, Inc. (c)	4,611
83	SCANA Corp. (c)	3,482
207	Xcel Energy, Inc.	4,674
		19,380
	Multiline Retail — 0.5%
74	Kohl’s Corp. (a)	3,366
	Oil, Gas & Consumable Fuels — 13.4%
125	Chevron Corp.	11,685
181	ConocoPhillips	15,952
35	EOG Resources, Inc.	3,115
387	Exxon Mobil Corp.	36,272
104	Marathon Oil Corp.	6,305
135	Occidental Petroleum Corp.	10,386
28	Sunoco, Inc.	2,007
104	XTO Energy, Inc.	5,334
		91,056
	Paper & Forest Products — 1.0%
897	Domtar Corp. (Canada) (a)	6,901
	Pharmaceuticals — 6.3%
86	Abbott Laboratories	4,801
200	Merck & Co., Inc.	11,616
424	Pfizer, Inc.	9,626
351	Schering-Plough Corp.	9,351
77	Sepracor, Inc. (a)	2,024
116	Wyeth	5,135
		42,553
	Real Estate Investment Trusts (REITs) — 1.7%
28	Alexandria Real Estate Equities, Inc. (c)	2,816
105	Apartment Investment & Management Co. (c)	3,640
66	Public Storage	4,860
		11,316
	Road & Rail — 2.4%
53	Burlington Northern Santa Fe Corp.	4,411
159	Hertz Global Holdings, Inc. (a) (c)	2,525
188	Norfolk Southern Corp.	9,473
		16,409
	Semiconductors & Semiconductor Equipment — 0.6%
175	Xilinx, Inc.	3,818
	Software — 1.1%
95	Microsoft Corp.	3,385
242	Symantec Corp. (a)	3,906
		7,291
	Specialty Retail — 1.0%
52	Advance Auto Parts, Inc.	1,979
217	Staples, Inc.	5,004
		6,983

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   35

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — 3.7%
183	Countrywide Financial Corp. (c)	1,636
95	Fannie Mae	3,802
420	Freddie Mac	14,314
245	MGIC Investment Corp. (c)	5,502
		25,254
	Tobacco — 1.2%
106	Altria Group, Inc.	8,012
	Wireless Telecommunication Services — 0.4%
195	Sprint Nextel Corp.	2,564
	Total Long-Term Investments (Cost $594,595)	659,148
Short-Term Investment — 2.6%
	Investment Company — 2.6%
17,441	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $17,441)	17,441

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 3.9%
	Certificate of Deposit — 0.2%
1,250	Calyon, New York, FRN, 4.30%, 03/15/10	1,246
	Corporate Notes — 0.9%
2,000	BBVA US Senior SAU (Spain), FRN, 5.18%, 03/12/10	1,991
1,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	997
739	HBOS Treasury Services plc., FRN, 5.30%, 08/29/08	739
1,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	999
1,500	Monumental Global Funding, FRN, 5.07%, 05/24/10	1,493
		6,219
	Repurchase Agreements — 2.8%
5,000	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
5,000	Barclays Capital 4.75%, dated 12/31/07, due 01/02/08, repurchase price $5,001, collateralized by U.S. Government Agency Mortgages	5,000
5,111	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $5,112, collateralized by U.S. Government Agency Mortgages	5,111
4,000	Lehman Brothers, Inc., 4.40%, dated 12/31/07, due 01/02/08, repurchase price $4,001, collateralized by U.S. Government Agency Mortgages	4,000
		19,111
	Total Investments of Cash Collateral for Securities on Loan (Cost $26,576)	26,576
	Total Investments — 103.6% (Cost $638,612)	703,165
	Liabilities in Excess of Other Assets — (3.6)%	(24,226)
	NET ASSETS — 100.0%	$678,939

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
		Common Stocks — 98.2%
		Aerospace & Defense — 2.5%
142		Boeing Co.	12,389
320		United Technologies Corp.	24,523
			36,912
		Air Freight & Logistics — 0.0% (g)
1		FedEx Corp.	95
		Auto Components — 1.7%
695		Johnson Controls, Inc.	25,064
		Beverages — 0.7%
46		Coca-Cola Co. (The)	2,851
100		PepsiCo, Inc.	7,553
			10,404
		Biotechnology — 1.9%
307		Amgen, Inc. (a)	14,261
176		Celgene Corp. (a)	8,116
121		Gilead Sciences, Inc. (a)	5,554
			27,931
		Capital Markets — 3.7%
60		Ameriprise Financial, Inc.	3,307
21		Bank of New York Mellon Corp. (The)	1,016
—	(h)	Bear Stearns Cos., Inc. (The)	30
26		Goldman Sachs Group, Inc. (The)	5,527
30		Lazard Ltd., Class A (Bermuda)	1,235
80		Lehman Brothers Holdings, Inc.	5,237
62		Merrill Lynch & Co., Inc.	3,307
1		MF Global Ltd. (Bermuda) (a)	27
237		Morgan Stanley	12,612
176		State Street Corp.	14,279
422		TD AMERITRADE Holding Corp. (a)	8,456
			55,033
		Chemicals — 1.9%
57		Monsanto Co.	6,366
100		Praxair, Inc.	8,910
252		Rohm & Haas Co.	13,364
			28,640
		Commercial Banks — 3.8%
—	(h)	Comerica, Inc.	17
89		Huntington Bancshares, Inc. (c)	1,320
2		Regions Financial Corp.	48
60		SunTrust Banks, Inc.	3,743
73		TCF Financial Corp.	1,316
462		U.S. Bancorp	14,664
205		Wachovia Corp.	7,812
887		Wells Fargo & Co.	26,779
42		Zions Bancorp (c)	1,961
			57,660
		Communications Equipment — 6.5%
1,875		Cisco Systems, Inc. (a)	53,750
1,106		Corning, Inc.	26,521
246		Motorola, Inc.	3,944
340		QUALCOMM, Inc.	13,382
			97,597
		Computers & Peripherals — 4.9%
91		Apple, Inc. (a)	18,002
186		Dell, Inc. (a)	4,566
218		EMC Corp. (a)	4,047
440		Hewlett-Packard Co.	22,195
190		International Business Machines Corp.	20,572
126		Network Appliance, Inc. (a)	3,142
20		SanDisk Corp. (a)	670
—	(h)	Seagate Technology (Cayman Islands)	9
			73,203
		Consumer Finance — 0.6%
119		American Express Co.	6,212
74		Capital One Financial Corp.	3,497
			9,709
		Diversified Financial Services — 3.8%
864		Bank of America Corp.	35,647
83		CIT Group, Inc.	2,000
562		Citigroup, Inc.	16,558
4		CME Group, Inc.	2,812
			57,017
		Diversified Telecommunication Services — 4.3%
968		AT&T, Inc.	40,230
561		Verizon Communications, Inc.	24,512
			64,742
		Electric Utilities — 2.6%
330		Edison International	17,618
216		FirstEnergy Corp.	15,621
41		FPL Group, Inc.	2,799
1		Northeast Utilities	30
216		Sierra Pacific Resources	3,661
			39,729
		Electronic Equipment & Instruments — 0.0% (g)
1		Tyco Electronics Ltd. (Bermuda)	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Energy Equipment & Services — 2.2%
34		Baker Hughes, Inc.	2,778
1		BJ Services Co.	30
100		Nabors Industries Ltd. (Bermuda) (a)	2,733
280		Schlumberger Ltd.	27,505
—	(h)	Smith International, Inc.	24
			33,070
		Food & Staples Retailing — 3.9%
360		CVS/Caremark Corp.	14,310
712		Safeway, Inc.	24,351
1		SUPERVALU, Inc.	48
334		SYSCO Corp.	10,413
190		Wal-Mart Stores, Inc.	9,023
			58,145
		Food Products — 1.0%
96		General Mills, Inc.	5,448
299		Kraft Foods, Inc., Class A	9,750
			15,198
		Health Care Equipment & Supplies — 0.4%
6		CR Bard, Inc.	549
118		Medtronic, Inc.	5,952
			6,501
		Health Care Providers & Services — 2.7%
210		Aetna, Inc.	12,146
113		Cardinal Health, Inc.	6,546
41		Cigna Corp.	2,192
226		WellPoint, Inc. (a)	19,801
			40,685
		Hotels, Restaurants & Leisure — 0.8%
142		International Game Technology	6,241
1		Royal Caribbean Cruises Ltd.	34
81		Starwood Hotels & Resorts Worldwide, Inc.	3,571
65		Yum! Brands, Inc.	2,490
			12,336
		Household Products — 2.9%
123		Colgate-Palmolive Co.	9,565
462		Procter & Gamble Co.	33,929
			43,494
		Independent Power Producers & Energy Traders — 0.2%
30		Constellation Energy Group, Inc.	3,107
		Industrial Conglomerates — 2.3%
940		General Electric Co. (c)	34,863
		Insurance — 3.6%
135		Aflac, Inc.	8,468
339		AMBAC Financial Group, Inc. (c)	8,732
175		American International Group, Inc.	10,220
1		Assurant, Inc. (c)	73
1		Axis Capital Holdings Ltd. (Bermuda)	39
126		Hartford Financial Services Group, Inc.	11,020
77		MetLife, Inc.	4,751
48		Principal Financial Group, Inc.	3,298
1		Protective Life Corp.	38
128		RenaissanceRe Holdings Ltd. (Bermuda)	7,693
			54,332
		Internet Software & Services — 3.0%
1		eBay, Inc. (a)	16
39		Google, Inc., Class A (a)	27,282
794		Yahoo!, Inc. (a)	18,475
			45,773
		IT Services — 0.0% (g)
2		Genpact Ltd. (Bermuda) (a) (c)	29
1		Infosys Technologies Ltd. ADR (India) (c)	29
			58
		Machinery — 2.6%
193		Caterpillar, Inc.	13,999
177		Danaher Corp. (c)	15,534
73		Deere & Co.	6,833
55		Dover Corp.	2,525
			38,891
		Media — 2.6%
288		Comcast Corp., Class A (a)	5,263
4		Gemstar-TV Guide International, Inc. (a)	21
1,116		News Corp., Class A	22,868
320		Walt Disney Co. (The)	10,337
			38,489
		Metals & Mining — 1.5%
47		Freeport-McMoRan Copper & Gold, Inc.	4,766
142		United States Steel Corp.	17,121
			21,887
		Multi-Utilities — 0.6%
561		CMS Energy Corp.	9,749
		Multiline Retail — 0.8%
46		J.C. Penney Co., Inc.	2,023
210		Kohl’s Corp. (a)	9,613
			11,636

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
		Oil, Gas & Consumable Fuels — 10.0%
109		Apache Corp.	11,766
1		Chevron Corp.	85
158		ConocoPhillips	13,934
106		Devon Energy Corp.	9,429
603		Exxon Mobil Corp.	56,502
31		Hess Corp.	3,116
205		Marathon Oil Corp.	12,461
310		Occidental Petroleum Corp.	23,832
1		Pioneer Natural Resources Co.	26
76		Sunoco, Inc.	5,521
275		XTO Energy, Inc.	14,110
			150,782
		Paper & Forest Products — 0.4%
783		Domtar Corp. (Canada) (a)	6,022
		Personal Products — 0.2%
68		Estee Lauder Cos., Inc. (The), Class A	2,961
		Pharmaceuticals — 6.1%
317		Abbott Laboratories	17,785
46		Johnson & Johnson	3,058
632		Merck & Co., Inc.	36,753
1,021		Schering-Plough Corp.	27,201
145		Wyeth	6,415
			91,212
		Real Estate Investment Trusts (REITs) — 0.4%
32		Alexandria Real Estate Equities, Inc. (c)	3,263
103		Apartment Investment & Management Co. (c)	3,590
3		MFA Mortgage Investments, Inc.	31
			6,884
		Road & Rail — 2.4%
710		Norfolk Southern Corp.	35,828
		Semiconductors & Semiconductor Equipment — 2.9%
418		Altera Corp.	8,080
1		Broadcom Corp., Class A (a)	29
146		KLA-Tencor Corp.	7,029
90		Linear Technology Corp.	2,862
1		Texas Instruments, Inc.	24
1,186		Xilinx, Inc.	25,939
			43,963
		Software — 2.6%
1,103		Microsoft Corp.	39,253
22		Oracle Corp. (a)	492
			39,745
		Specialty Retail — 0.8%
10		Advance Auto Parts, Inc.	389
125		CarMax, Inc. (a) (c)	2,464
1		Dick’s Sporting Goods, Inc. (a)	36
—	(h)	J Crew Group, Inc. (a) (c)	15
386		Staples, Inc.	8,895
			11,799
		Textiles, Apparel & Luxury Goods — 0.0% (g)
11		Nike, Inc., Class B	713
—	(h)	Polo Ralph Lauren Corp.	28
			741
		Thrifts & Mortgage Finance — 0.4%
50		Fannie Mae	1,983
111		Freddie Mac	3,775
			5,758
		Tobacco — 1.8%
353		Altria Group, Inc.	26,697
		Wireless Telecommunication Services — 0.2%
217		Sprint Nextel Corp.	2,844
		Total Long-Term Investments (Cost $1,170,179)	1,477,229
Short-Term Investment — 1.9%
		Investment Company — 1.9%
28,328		JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $28,328)	28,328

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 1.3%
	Corporate Notes — 0.5%
5,000	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	4,998
2,000	UniCredito Italiano Bank Ireland plc (Ireland), FRN, 5.26%, 08/08/08	1,995
		6,993
	Repurchase Agreements — 0.8%
2,839	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $2,840, collateralized by U.S. Government Agency Mortgages	2,839
3,000	Barclays Capital, 4.75%, dated 12/31/07, due 01/02/08, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
3,000	Bear Stearns Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
3,000	Lehman Brothers, Inc., 4.49%, dated 12/31/07, due 01/02/08, repurchase price $3,001, collateralized by U.S. Government Agency Mortgages	3,000
		11,839
	Total Investments of Cash Collateral for Securities on Loan (Cost $18,832)	18,832
	Total Investments — 101.4% (Cost $1,217,339)	1,524,389
	Liabilities in Excess of Other Assets — (1.4)%	(20,823)
	NET ASSETS — 100.0%	$1,503,566

Percentages indicated are based on net assets.

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
39	S&P 500 Index	March, 2008	$14,403	$198

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 112.3% (j)
	Common Stocks — 112.3%
	Aerospace & Defense — 3.1%
214	Boeing Co.	18,706
684	United Technologies Corp.	52,372
		71,078
	Air Freight & Logistics — 0.3%
93	United Parcel Service, Inc., Class B	6,549
	Auto Components — 2.0%
1,294	Johnson Controls, Inc.	46,633
	Beverages — 0.2%
74	Coca-Cola Co. (The)	4,551
	Biotechnology — 1.9%
500	Amgen, Inc. (a)	23,201
274	Celgene Corp. (a)	12,656
174	Gilead Sciences, Inc. (a)	7,994
		43,851
	Capital Markets — 4.0%
83	Ameriprise Financial, Inc.	4,574
48	Lazard Ltd., Class A (Bermuda)	1,949
130	Lehman Brothers Holdings, Inc.	8,524
81	Merrill Lynch & Co., Inc.	4,342
495	Morgan Stanley	26,309
380	State Street Corp.	30,820
831	TD AMERITRADE Holding Corp. (a)	16,672
		93,190
	Chemicals — 2.2%
87	Monsanto Co.	9,704
136	Praxair, Inc.	12,033
535	Rohm & Haas Co.	28,379
		50,116
	Commercial Banks — 4.6%
141	Huntington Bancshares, Inc.	2,079
87	SunTrust Banks, Inc.	5,454
190	TCF Financial Corp.	3,414
703	U.S. Bancorp	22,326
494	UCBH Holdings, Inc.	6,996
334	Wachovia Corp.	12,707
1,510	Wells Fargo & Co.	45,593
191	Zions Bancorp	8,911
		107,480
	Communications Equipment — 6.9%
3,217	Cisco Systems, Inc. (a)	87,092
1,906	Corning, Inc.	45,716
402	Motorola, Inc.	6,441
511	QUALCOMM, Inc.	20,111
		159,360
	Computers & Peripherals — 5.1%
136	Apple, Inc. (a)	27,006
304	Dell, Inc. (a)	7,456
357	EMC Corp. (a)	6,607
670	Hewlett-Packard Co.	33,831
292	International Business Machines Corp.	31,551
206	Network Appliance, Inc. (a)	5,131
157	SanDisk Corp. (a)	5,201
		116,783
	Consumer Finance — 0.7%
193	American Express Co.	10,056
120	Capital One Financial Corp.	5,658
		15,714
	Diversified Financial Services — 4.0%
1,404	Bank of America Corp.	57,934
172	CIT Group, Inc.	4,139
846	Citigroup, Inc.	24,907
7	CME Group, Inc.	4,603
		91,583
	Diversified Telecommunication Services — 4.3%
1,511	AT&T, Inc.	62,791
864	Verizon Communications, Inc.	37,746
		100,537
	Electric Utilities — 3.1%
518	Edison International	27,665
407	FirstEnergy Corp.	29,425
113	FPL Group, Inc.	7,686
352	Sierra Pacific Resources	5,978
		70,754
	Energy Equipment & Services — 3.0%
55	Baker Hughes, Inc.	4,490
58	Diamond Offshore Drilling, Inc.	8,212
312	Nabors Industries Ltd. (Bermuda) (a)	8,539
437	Schlumberger Ltd.	43,028
67	Weatherford International Ltd. (a)	4,606
		68,875

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   41

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Food & Staples Retailing — 4.1%
544	CVS/Caremark Corp.	21,618
1,270	Safeway, Inc.	43,432
545	SYSCO Corp.	16,996
287	Wal-Mart Stores, Inc.	13,664
		95,710
	Food Products — 1.6%
232	General Mills, Inc.	13,230
759	Kraft Foods, Inc.	24,757
		37,987
	Health Care Equipment & Supplies — 0.7%
326	Medtronic, Inc.	16,402
	Health Care Providers & Services — 2.8%
313	Aetna, Inc.	18,081
184	Cardinal Health, Inc.	10,641
65	Cigna Corp.	3,469
369	WellPoint, Inc. (a)	32,337
		64,528
	Hotels, Restaurants & Leisure — 0.8%
212	International Game Technology	9,326
132	Starwood Hotels & Resorts Worldwide, Inc.	5,805
88	Yum! Brands, Inc.	3,385
		18,516
	Household Products — 2.9%
186	Colgate-Palmolive Co.	14,491
712	Procter & Gamble Co.	52,242
		66,733
	Independent Power Producers & Energy Traders — 0.5%
106	Constellation Energy Group, Inc.	10,887
	Industrial Conglomerates — 2.3%
1,439	General Electric Co.	53,330
	Insurance — 3.8%
202	Aflac, Inc.	12,663
640	AMBAC Financial Group, Inc.	16,485
286	American International Group, Inc.	16,667
191	Hartford Financial Services Group, Inc.	16,679
126	MetLife, Inc.	7,755
66	Principal Financial Group, Inc.	4,539
208	RenaissanceRe Holdings Ltd. (Bermuda)	12,555
		87,343
	Internet Software & Services — 3.2%
61	Google, Inc., Class A (a)	42,334
1,342	Yahoo!, Inc. (a)	31,222
		73,556
	Machinery — 3.3%
393	Caterpillar, Inc.	28,504
337	Danaher Corp.	29,569
120	Deere & Co.	11,175
171	Dover Corp.	7,899
		77,147
	Media — 3.7%
471	Comcast Corp., Class A (a)	8,593
223	New York Times Co. (The), Class A	3,903
2,301	News Corp., Class A	47,138
815	Walt Disney Co. (The)	26,307
		85,941
	Metals & Mining — 1.8%
67	Freeport-McMoRan Copper & Gold, Inc.	6,908
289	United States Steel Corp.	34,959
		41,867
	Multi-Utilities — 0.9%
1,234	CMS Energy Corp.	21,443
	Multiline Retail — 0.8%
73	J.C. Penney Co., Inc.	3,226
326	Kohl’s Corp. (a)	14,923
		18,149
	Oil, Gas & Consumable Fuels — 11.1%
165	Apache Corp.	17,695
257	ConocoPhillips	22,732
194	Devon Energy Corp.	17,260
1,024	Exxon Mobil Corp.	95,982
86	Hess Corp.	8,704
333	Marathon Oil Corp.	20,245
484	Occidental Petroleum Corp.	37,259
112	Sunoco, Inc.	8,138
566	XTO Energy, Inc.	29,095
		257,110
	Paper & Forest Products — 0.7%
2,129	Domtar Corp. (Canada) (a)	16,373

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
		Personal Products — 0.2%
111		Estee Lauder Cos., Inc. (The)	4,835
		Pharmaceuticals — 6.3%
475		Abbott Laboratories	26,669
75		Johnson & Johnson	4,985
967		Merck & Co., Inc.	56,208
1,759		Schering-Plough Corp.	46,865
235		Wyeth	10,402
			145,129
		Real Estate Investment Trusts (REITs) — 1.6%
157		Alexandria Real Estate Equities, Inc.	15,921
221		Apartment Investment & Management Co.	7,691
63		AvalonBay Communities, Inc.	5,959
71		Colonial Properties Trust	1,598
44		Simon Property Group, Inc.	3,817
159		UDR, Inc.	3,148
			38,134
		Road & Rail — 3.2%
1,490		Norfolk Southern Corp.	75,136
		Semiconductors & Semiconductor Equipment — 4.1%
681		Altera Corp.	13,154
459		KLA-Tencor Corp.	22,089
147		Linear Technology Corp.	4,674
369		Maxim Integrated Products, Inc.	9,758
—	(h)	Taiwan Semiconductor Manufacturing Co., Ltd. ADR (Taiwan)	—	(h)
2,049		Xilinx, Inc.	44,810
			94,485
		Software — 2.6%
1,685		Microsoft Corp.	59,991
		Specialty Retail — 1.3%
204		CarMax, Inc. (a)	4,025
330		Penske Auto Group, Inc.	5,759
916		Staples, Inc.	21,123
			30,907
		Textiles, Apparel & Luxury Goods — 0.1%
55		Phillips-Van Heusen Corp.	2,031
		Thrifts & Mortgage Finance — 0.5%
81		Fannie Mae	3,235
160		Freddie Mac	5,463
193		NewAlliance Bancshares, Inc.	2,226
			10,924
		Tobacco — 1.8%
545		Altria Group, Inc.	41,197
		Wireless Telecommunication Services — 0.2%
354		Sprint Nextel Corp.	4,643
		Total Common Stocks (Cost $2,504,928)	2,597,488
Short-Term Investment — 3.9%
		Investment Company — 3.9%
90,139		JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $90,139)	90,139
		Total Long Positions — 116.2% (Cost $2,595,067)	2,687,627
		Liabilities in Excess of Other Assets — (16.2)%	(374,330)
		NET ASSETS — 100.0%	$2,313,297
Short Positions — 16.6%
		Common Stocks — 16.6%
		Aerospace & Defense — 0.2%
71,830		Honeywell International, Inc.	4,423
		Air Freight & Logistics — 0.3%
71,100		FedEx Corp.	6,340
		Beverages — 0.8%
314,330		Coca-Cola Enterprises, Inc.	8,182
258,640		Pepsi Bottling Group, Inc.	10,206
			18,388
		Biotechnology — 0.3%
134,900		OSI Pharmaceuticals, Inc. (a)	6,544
140,095		Trimeris, Inc. (a)	978
			7,522
		Building Products — 0.2%
172,720		Masco Corp.	3,733
		Capital Markets — 0.7%
100,870		Bank of New York Mellon Corp. (The)	4,918
53,410		Federated Investors, Inc., Class B	2,198
35,310		Franklin Resources, Inc.	4,041
81,000		Northern Trust Corp.	6,203
			17,360
		Chemicals — 0.6%
376,180		H.B. Fuller Co.	8,445
91,080		Nalco Holding Co.	2,203
36,340		OM Group, Inc. (a)	2,091
229,200		Tronox, Inc., Class A	2,040
			14,779

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   43

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)
(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Commercial Banks — 0.7%
164,630	Cathay General Bancorp	4,361
153,050	East West Bancorp, Inc.	3,709
144,950	UMB Financial Corp.	5,560
96,900	Webster Financial Corp.	3,098
		16,728
	Electric Utilities — 0.8%
91,650	Exelon Corp.	7,482
289,780	Southern Co. (The)	11,229
		18,711
	Electrical Equipment — 0.3%
92,770	Rockwell Automation, Inc.	6,397
	Energy Equipment & Services — 1.2%
160,470	ENSCO International, Inc.	9,567
106,600	Halliburton Co.	4,041
228,610	Rowan Cos., Inc.	9,021
40,508	Transocean, Inc.	5,799
		28,428
	Food & Staples Retailing — 0.2%
78,060	Kroger Co. (The)	2,085
74,440	Whole Foods Market, Inc.	3,037
		5,122
	Health Care Equipment & Supplies — 0.3%
161,200	St. Jude Medical, Inc. (a)	6,551
	Household Products — 0.3%
93,900	Kimberly-Clark Corp.	6,511
	Insurance — 0.3%
40,590	Navigators Group, Inc. (a)	2,638
70,730	RLI Corp.	4,017
		6,655
	Leisure Equipment & Products — 0.1%
180,930	Mattel, Inc.	3,445
	Machinery — 1.4%
62,090	Eaton Corp.	6,020
185,430	Illinois Tool Works, Inc.	9,928
160,470	ITT Corp.	10,597
82,090	Parker-Hannifin Corp.	6,182
		32,727
	Media — 1.1%
384,920	CBS Corp., Class B	10,489
96,260	Gannett Co., Inc.	3,754
240,600	Viacom, Inc., Class B (a)	10,567
		24,810
	Multiline Retail — 0.3%
25,530	Sears Holdings Corp. (a)	2,605
84,100	Target Corp.	4,205
		6,810
	Oil, Gas & Consumable Fuels — 0.7%
174,100	Chevron Corp.	16,249
	Paper & Forest Products — 0.4%
273,590	International Paper Co.	8,859
	Pharmaceuticals — 0.2%
218,200	Bristol-Myers Squibb Co.	5,787
	Real Estate Investment Trusts (REITs) — 2.2%
322,280	Douglas Emmett, Inc.	7,287
412,780	Equity One, Inc.	9,506
168,100	Equity Residential	6,131
49,480	ProLogis	3,136
169,240	Regency Centers Corp.	10,914
53,300	SL Green Realty Corp.	4,981
197,130	Taubman Centers, Inc.	9,697
		51,652
	Road & Rail — 1.1%
292,150	CSX Corp.	12,849
440,686	Heartland Express, Inc.	6,249
192,270	Knight Transportation, Inc.	2,847
140,330	Werner Enterprises, Inc.	2,390
		24,335
	Semiconductors & Semiconductor Equipment — 1.4%
191,170	Analog Devices, Inc.	6,060
217,590	Intersil Corp., Class A	5,327
90,180	Lam Research Corp. (a)	3,898
206,460	Microchip Technology, Inc.	6,487
247,500	Novellus Systems, Inc. (a)	6,824
101,210	Texas Instruments, Inc.	3,380
		31,976
	Specialty Retail — 0.4%
40,800	Best Buy Co., Inc.	2,148
98,100	Gap, Inc. (The)	2,088
86,710	Tiffany & Co.	3,991
		8,227
	Textiles, Apparel & Luxury Goods — 0.1%
106,180	Liz Claiborne, Inc.	2,161
	Total Short Positions — 16.6% (Proceeds $407,299)	$384,686

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
160	S&P 500 Index	March, 2008	$59,088	$(292)

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)—	Amount rounds to less than 0.1%

(h)—	Amount rounds to less than one thousand (shares or dollars)

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(j)—	All or a portion of these securities are segregated for short sales.

(k)—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

ADR—	American Depositary Receipt

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   45

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund		Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$264,544		$271,413		$77,460		$523,964
Investments in affiliates, at value	2,786		—		—		7,776
Total investment securities, at value	267,330		271,413		77,460		531,740
Cash	10		2		—	(b)	51
Receivables:
Investment securities sold	4,167		8,671		4,634		10,787
Fund shares sold	844		836		398		88
Interest and dividends	505		645		205		642
Prepaid expenses and other assets	—		—	(b)	—		—
Total Assets	272,856		281,567		82,697		543,308

LIABILITIES:
Payables:
Dividends	—		279		348		—
Investment securities purchased	4,169		—		—		5,384
Interfund lending	—		333		3,539		—
Collateral for securities lending program	5,071		6,603		—		764
Fund shares redeemed	93		746		2,525		826
Variation margin on futures contracts	20		—		—		—
Accrued liabilities:
Investment advisory fees	51		97		36		186
Administration fees	13		24		—		46
Shareholder servicing fees	15		59		23		116
Distribution fees	—	(b)	53		—		123
Custodian and accounting fees	12		10		8		11
Trustees’ and Chief Compliance Officer’s fees	3		5		27		31
Other	116		123		47		274
Total Liabilities	9,563		8,332		6,553		7,761
Net Assets	$263,293		$273,235		$76,144		$535,547

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Disciplined Equity Fund	Equity Income Fund	Equity Income II Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$469,573	$186,217	$35,534	$461,228
Accumulated undistributed (distributions in excess of) net investment income	63	(58)	(116)	73
Accumulated net realized gains (losses)	(284,129)	(1,594)	25,225	(10,314)
Net unrealized appreciation (depreciation)	77,786	88,670	15,501	84,560
Total Net Assets	$263,293	$273,235	$76,144	$535,547
Net Assets:
Class A	$1,716	$161,121	$—	$502,523
Class B	—	19,678	—	16,591
Class C	—	5,876	—	4,478
Select Class	25,601	86,560	76,144	11,955
Institutional Class	106,971	—	—	—
Ultra	129,005	—	—	—
Total	$263,293	$273,235	$76,144	$535,547

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	96	15,323	—	15,682
Class B	—	1,883	—	529
Class C	—	562	—	150
Select Class	1,432	8,153	6,034	360
Institutional Class	5,992	—	—	—
Ultra	7,225	—	—	—

Net Asset Value:
Class A — Redemption price per share	$17.84	$10.51	$—	$32.04
Class B — Offering price per share (a)	—	10.45	—	31.34
Class C — Offering price per share (a)	—	10.45	—	29.95
Select Class — Offering and redemption price per share	17.88	10.62	12.62	33.25
Institutional Class — Offering and redemption price per share	17.85	—	—	—
Ultra — Offering and redemption price per share	17.85	—	—	—
Class A maximum sales charge	5.25%	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$18.83	$11.09	$—	$33.82

Cost of investments in non-affiliates	$186,769	$182,743	$61,959	$439,404
Cost of investments in affiliates	2,786	—	—	7,776
Market value of securities on loan	4,970	6,531	—	764

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   47

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund		U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$1,108,024	$685,724	$1,496,061		$2,597,488
Investments in affiliates, at value	5,244	17,441	28,328		90,139
Total investment securities, at value	1,113,268	703,165	1,524,389		2,687,627
Cash	—	3	2		8
Deposits with broker for futures	—	—	2,079		3,780
Receivables:
Investment securities sold	19,529	3,855	2,610		6,572
Fund shares sold	2,079	391	1,061		15,015
Interest and dividends	639	1,319	2,468		4,216
Prepaid expenses and other assets	1	1	—	(c)	—
Total Assets	1,135,516	708,734	1,532,609		2,717,218

LIABILITIES:
Payables:
Due to custodian	5	—	—		—
Dividends for securities sold short	—	—	—		659
Investment securities purchased	15,087	1,365	4,333		13,950
Securities sold short, at value	—	—	—		384,686
Collateral for securities lending program	52,585	26,576	18,832		—
Fund shares redeemed	1,919	1,222	4,441		2,370
Variation margin on futures contracts	—	—	81		330
Accrued liabilities:
Investment advisory fees	451	238	519		1,293
Administration fees	90	62	126		167
Shareholder servicing fees	216	145	237		372
Distribution fees	129	19	49		15
Custodian and accounting fees	16	14	29		52
Trustees’ and Chief Compliance Officer’s fees	6	5	11		9
Other	573	149	385		18
Total Liabilities	71,077	29,795	29,043		403,921
Net Assets	$1,064,439	$678,939	$1,503,566		$2,313,297

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid in capital	$1,059,418	$614,481	$1,205,791	$2,247,085
Accumulated undistributed (distributions in excess of) net investment income	(1,046)	(84)	213	1,575
Accumulated net realized gains (losses)	(374,872)	(11)	(9,686)	(50,244)
Net unrealized appreciation (depreciation)	380,939	64,553	307,248	114,881
Total Net Assets	$1,064,439	$678,939	$1,503,566	$2,313,297
Net Assets:
Class A	$264,044	$40,548	$139,671	$39,079
Class B	98,772	11,202	18,399	—
Class C	15,023	3,946	9,593	13,487
Class R5 (a)	—	25,584	87,619	50,112
Select Class	682,106	594,732	964,733	2,210,619
Institutional Class	—	—	283,551	—
Ultra	4,494	2,927	—	—
Total	$1,064,439	$678,939	$1,503,566	$2,313,297

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	12,486	3,150	12,938	1,884
Class B	5,148	881	1,724	—
Class C	790	311	900	655
Class R5 (a)	—	2,011	8,120	2,405
Select Class	32,590	46,702	89,488	106,315
Institutional Class	—	—	26,287	—
Ultra	214	230	—	—

Net Asset Value:
Class A — Redemption price per share	$21.15	$12.87	$10.80	$20.75
Class B — Offering price per share (b)	19.19	12.72	10.67	—
Class C — Offering price per share (b)	19.02	12.67	10.66	20.58
Class R5 (a) — Offering and redemption price per share	—	12.72	10.79	20.83
Select Class — Offering and redemption price per share	20.93	12.73	10.78	20.79
Institutional Class — Offering and redemption price per share	—	—	10.79	—
Ultra — Offering and redemption price per share	21.04	12.74	—	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$22.32	$13.58	$11.40	$21.90

Cost of investments in non-affiliates	$727,085	$621,171	$1,189,011	$2,504,928
Cost of investments in affiliates	5,244	17,441	28,328	90,139
Market value of securities on loan	52,475	26,220	18,680	—
Proceeds from securities sold short	—	—	—	407,299

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   49

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

	Disciplined Equity Fund	Equity Income Fund	Equity Income II Fund	Growth and Income Fund
INVESTMENT INCOME:
Dividend income	$2,888	$4,847	$2,619	$5,696
Dividend income from affiliates (a)	84	353	54	505
Interest income	11	63	45	—
Income from securities lending (net)	11	29	—	35
Foreign taxes withheld	—	(12)	(7)	(34)
Total investment income	2,994	5,280	2,711	6,202
EXPENSES:
Investment advisory fees	365	594	336	1,163
Administration fees	143	145	82	285
Distribution fees:
Class A	2	212	—	684
Class B	—	92	—	71
Class C	—	26	—	19
Shareholder servicing fees:
Class A	2	212	—	684
Class B	—	31	—	24
Class C	—	9	—	6
Select Class	54	119	210	13
Institutional Class	56	—	—	—
Custodian and accounting fees	43	17	19	24
Interest expense	4	— (b)	12	—
Professional fees	34	20	23	28
Trustees’ and Chief Compliance Officer’s fees	2	2	3	2
Printing and mailing costs	14	17	15	13
Registration and filing fees	18	27	9	24
Transfer agent fees	26	187	24	391
Other	5	7	2	5
Total expenses	768	1,717	735	3,436
Less amounts waived	(138)	(21)	(10)	(1)
Less earnings credits	— (b)	— (b)	— (b)	(5)
Less expense reimbursements for legal matters	—	— (b)	—	—
Net expenses	630	1,696	725	3,430
Net investment income (loss)	2,364	3,584	1,986	2,772
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	27,917	5,170	16,317	14,211
Futures	(179)	—	—	—
Payment by affiliate (See Note 3)	—	16	—	—
Net realized gain (loss)	27,738	5,186	16,317	14,211
Change in net unrealized appreciation (depreciation) of:
Investments	(37,702)	(23,383)	(27,611)	(60,476)
Futures	(29)	—	—	—
Securities sold short	(5)	—	—	—
Change in net unrealized appreciation (depreciation)	(37,736)	(23,383)	(27,611)	(60,476)
Net realized/unrealized gains (losses)	(9,998)	(18,197)	(11,294)	(46,265)
Change in net assets resulting from operations	$(7,634)	$(14,613)	$(9,308)	$(43,493)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund	U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Dividend income	$4,724	$8,471	$13,546	$18,187
Dividend income from affiliates (a)	138	388	705	1,518
Interest income	—	—	—	—
Income from securities lending (net)	59	35	34	—
Foreign taxes withheld	(4)	—	—	—
Total investment income	4,917	8,894	14,285	19,705

EXPENSES:
Investment advisory fees	2,610	1,555	3,098	9,392
Administration fees	512	381	760	921
Distribution fees:
Class A	306	57	179	22
Class B	389	49	79	—
Class C	49	17	36	23
Shareholder servicing fees:
Class A	306	57	179	22
Class B	130	16	26	—
Class C	16	6	12	8
Class R5 (b)	—	10	15	12
Select Class	849	836	1,308	2,259
Institutional Class	—	—	133	—
Custodian and accounting fees	29	37	75	82
Interest expense	7	— (c)	3	1
Professional fees	22	20	45	44
Trustees’ and Chief Compliance Officer’s fees	7	5	9	14
Printing and mailing costs	36	20	21	12
Registration and filing fees	26	31	19	38
Transfer agent fees	856	215	342	115
Dividend expense on securities sold short	—	—	—	3,624
Other	14	13	14	12
Total expenses	6,164	3,325	6,353	16,601
Less amounts waived	(228)	(5)	(188)	(3,578)
Less earnings credits	— (c)	(4)	(1)	(8)
Less expense reimbursements for legal matters	— (c)	— (c)	— (c)	—
Net expenses	5,936	3,316	6,164	13,015
Net investment income (loss)	(1,019)	5,578	8,121	6,690

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	71,728	23,215	61,282	(16,588)
Futures	—	—	2,198	(3,776)
Securities sold short	—	—	—	24,539
Payment by affiliate (See Note 3)	69	41	60	—
Net realized gain (loss)	71,797	23,256	63,540	4,175
Change in net unrealized appreciation (depreciation) of:
Investments	59,956	(94,933)	(61,750)	10,523
Futures	—	—	102	(328)
Securities sold short	—	(22)	(74)	16,808
Change in net unrealized appreciation (depreciation)	59,956	(94,955)	(61,722)	27,003
Net realized/unrealized gains (losses)	131,753	(71,699)	1,818	31,178
Change in net assets resulting from operations	$130,734	$(66,121)	$9,939	$37,868

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.
(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Period Ended 6/30/2007 (a)	Year Ended 10/31/2006
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,364	$7,228	$3,584	$6,163	$1,986	$4,419	$8,003
Net realized gain (loss)	27,738	101,153	5,186	33,137	16,317	58,182	114,032
Change in net unrealized appreciation (depreciation)	(37,736)	(906)	(23,383)	17,144	(27,611)	(31,600)	(39,149)
Change in net assets resulting from operations	(7,634)	107,475	(14,613)	56,444	(9,308)	31,001	82,886

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11)	(17)	(1,972)	(2,863)	—	—	—
From net realized gains	—	—	(16,644)	(19,045)	—	—	—
Class B
From net investment income	—	—	(201)	(477)	—	—	—
From net realized gains	—	—	(2,150)	(4,578)	—	—	—
Class C
From net investment income	—	—	(60)	(113)	—	—	—
From net realized gains	—	—	(600)	(1,058)	—	—	—
Select Class
From net investment income	(204)	(2,559)	(1,191)	(2,534)	(1,886)	(4,403)	(7,560)
From net realized gains	—	—	(8,762)	(16,142)	(48,439)	(62,466)	—
Institutional Class
From net investment income	(892)	(2,556)	—	—	—	—	—
Ultra
From net investment income	(1,153)	(2,194)	—	—	—	—	—
Total distributions to shareholders	(2,260)	(7,326)	(31,580)	(46,810)	(50,325)	(66,869)	(7,560)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(47,745)	(408,104)	30,244	(13,977)	(67,632)	(127,488)	(265,132)

NET ASSETS:
Change in net assets	(57,639)	(307,955)	(15,949)	(4,343)	(127,265)	(163,356)	(189,806)
Beginning of period	320,932	628,887	289,184	293,527	203,409	366,765	556,571
End of period	$263,293	$320,932	$273,235	$289,184	$76,144	$203,409	$366,765
Accumulated undistributed (distributions in excess of) net investment income	$63	$(41)	$(58)	$(218)	$(116)	$(216)	$15

(a)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,772	$5,472	$(1,019)	$(2,102)
Net realized gain (loss)	14,211	64,930	71,797	121,735
Change in net unrealized appreciation (depreciation)	(60,476)	53,630	59,956	52,685
Change in net assets resulting from operations	(43,493)	124,032	130,734	172,318

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,477)	(5,150)	—	—
From net realized gains	(71,487)	(25,605)	—	—
Class B
From net investment income	(39)	(100)	—	—
From net realized gains	(2,405)	(1,210)	—	—
Class C
From net investment income	(13)	(27)	—	—
From net realized gains	(691)	(265)	—	—
Select Class
From net investment income	(64)	(82)	—	—
From net realized gains	(1,637)	(239)	—	—
Total distributions to shareholders	(78,813)	(32,678)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	39,920	(33,995)	(85,687)	(372,171)

NET ASSETS:
Change in net assets	(82,386)	57,359	45,047	(199,853)
Beginning of period	617,933	560,574	1,019,392	1,219,245
End of period	$535,547	$617,933	$1,064,439	$1,019,392
Accumulated undistributed (distributions in excess of) net investment income	$73	$(106)	$(1,046)	$(27)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   53

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,578	$14,811	$8,121	$16,401	$6,690	$3,885
Net realized gain (loss)	23,256	180,235	63,540	173,095	4,175	14,388
Change in net unrealized appreciation (depreciation)	(94,955)	17,485	(61,722)	134,164	27,003	87,656
Change in net assets resulting from operations	(66,121)	212,531	9,939	323,660	37,868	105,929

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(253)	(610)	(545)	(1,206)	(137)	— (b)
From net realized gains	(9,870)	(3,812)	(17,774)	(15,909)	(1,049)	(5)
Class B
From net investment income	(40)	(130)	(24)	(84)	—	—
From net realized gains	(2,730)	(1,327)	(2,436)	(2,970)	—	—
Class C
From net investment income	(14)	(42)	(13)	(33)	(31)	—
From net realized gains	(947)	(404)	(1,282)	(1,051)	(356)	(5)
Class R5 (a)
From net investment income	(369)	(450)	(422)	(309)	(227)	(71)
From net realized gains	(10,874)	(1,963)	(9,727)	(1,894)	(1,351)	(119)
Select Class
From net investment income	(4,582)	(13,216)	(5,050)	(11,757)	(8,033)	(730)
From net realized gains	(144,153)	(76,579)	(123,717)	(119,730)	(64,146)	(1,402)
Institutional Class
From net investment income	—	—	(1,710)	(2,993)	—	—
From net realized gains	—	—	(35,935)	(28,324)	—	—
Ultra
From net investment income	(28)	(166)	—	—	—	—
From net realized gains	(693)	(641)	—	—	—	—
Total distributions to shareholders	(174,553)	(99,340)	(198,635)	(186,260)	(75,330)	(2,332)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	95,603	(274,828)	150,203	(46,686)	924,862	1,253,059

NET ASSETS:
Change in net assets	(145,071)	(161,637)	(38,493)	90,714	887,400	1,356,656
Beginning of period	824,010	985,647	1,542,059	1,451,345	1,425,897	69,241
End of period	$678,939	$824,010	$1,503,566	$1,542,059	$2,313,297	$1,425,897
Accumulated undistributed (distributions in excess of) net investment income	$(84)	$(376)	$213	$(144)	$1,575	$3,313

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Period Ended 6/30/2007 (a)	Year Ended 10/31/2006
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$313	$644	$54,037	$44,220	$—	$—	$—
Dividends and distributions reinvested	11	16	17,890	20,583	—	—	—
Cost of shares redeemed	(178)	(418)	(40,230)	(36,677)	—	—	—
Change in net assets from Class A capital transactions	$146	$242	$31,697	$28,126	$—	$—	$—
Class B
Proceeds from shares issued	$—	$—	$992	$5,564	$—	$—	$—
Dividends and distributions reinvested	—	—	2,214	4,701	—	—	—
Cost of shares redeemed	—	—	(7,159)	(17,764)	—	—	—
Change in net assets from Class B capital transactions	$—	$—	$(3,953)	$(7,499)	$—	$—	$—
Class C
Proceeds from shares issued	$—	$—	$797	$1,905	$—	$—	$—
Dividends and distributions reinvested	—	—	590	990	—	—	—
Cost of shares redeemed	—	—	(1,599)	(2,343)	—	—	—
Change in net assets from Class C capital transactions	$—	$—	$(212)	$552	$—	$—	$—
Select Class
Proceeds from shares issued	$4,879	$38,805	$27,050	$49,829	$20,241	$16,877	$39,292
Subscriptions in kind (See Note 9)	—	—	—	—	—	—	122,843
Dividends and distributions reinvested	151	478	3,458	6,405	8,916	5,219	450
Cost of shares redeemed	(46,522)	(266,841)	(27,796)	(91,390)	(96,789)	(149,584)	(388,112)
Redemptions in-kind (See Note 9)	—	—	—	—	—	—	(39,605)
Change in net assets from Select Class capital transactions	$(41,492)	$(227,558)	$2,712	$(35,156)	$(67,632)	$(127,488)	$(265,132)
Institutional Class
Proceeds from shares issued	$7,252	$13,845	$—	$—	$—	$—	$—
Dividends and distributions reinvested	778	2,089	—	—	—	—	—
Cost of shares redeemed	(12,152)	(154,894)	—	—	—	—	—
Change in net assets from Institutional Class capital transactions	$(4,122)	$(138,960)	$—	$—	$—	$—	$—
Ultra
Proceeds from shares issued	$3,919	$5,835	$—	$—	$—	$—	$—
Dividends and distributions reinvested	1,153	2,194	—	—	—	—	—
Cost of shares redeemed	(7,349)	(49,857)	—	—	—	—	—
Change in net assets from Ultra capital transactions	$(2,277)	$(41,828)	$—	$—	$—	$—	$—

Total change in net assets from capital transactions	$(47,745)	$(408,104)	$30,244	$(13,977)	$(67,632)	$(127,488)	$(265,132)

(a)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   55

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Disciplined Equity Fund		Equity Income Fund		Equity Income II Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Period Ended 6/30/2007 (a)	Year Ended 10/31/2006
SHARE TRANSACTIONS:
Class A
Issued	17	37	4,467	3,556	—	—	—
Reinvested	1	1	1,698	1,732	—	—	—
Redeemed	(10)	(24)	(3,417)	(2,934)	—	—	—
Change in Class A Shares	8	14	2,748	2,354	—	—	—
Class B
Issued	—	—	84	450	—	—	—
Reinvested	—	—	212	399	—	—	—
Redeemed	—	—	(618)	(1,432)	—	—	—
Change in Class B Shares	—	—	(322)	(583)	—	—	—
Class C
Issued	—	—	66	157	—	—	—
Reinvested	—	—	56	84	—	—	—
Redeemed	—	—	(138)	(192)	—	—	—
Change in Class C Shares	—	—	(16)	49	—	—	—
Select Class
Issued	265	2,427	2,285	4,050	1,293	757	1,652
Subscriptions in kind (See Note 9)	—	—	—	—	—	—	5,212
Reinvested	8	28	325	536	705	236	19
Redeemed	(2,538)	(15,327)	(2,325)	(7,376)	(4,731)	(6,105)	(16,107)
Redemption in-kind (See Note 9)	—	—	—	—	—	—	(1,610)
Change in Select Class Shares	(2,265)	(12,872)	285	(2,790)	(2,733)	(5,112)	(10,834)
Institutional Class
Issued	383	853	—	—	—	—	—
Reinvested	43	122	—	—	—	—	—
Redeemed	(672)	(9,081)	—	—	—	—	—
Change in Institutional Class Shares	(246)	(8,106)	—	—	—	—	—
Ultra
Issued	214	352	—	—	—	—	—
Reinvested	63	127	—	—	—	—	—
Redeemed	(405)	(3,146)	—	—	—	—	—
Change in Ultra Shares	(128)	(2,667)	—	—	—	—	—

(a)	The Fund changed its fiscal year end from October 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,587	$24,020	$33,494	$53,906
Dividends and distributions reinvested	69,394	28,822	—	—
Cost of shares redeemed	(40,498)	(79,867)	(27,249)	(65,667)
Change in net assets from Class A capital transactions	$35,483	$(27,025)	$6,245	$(11,761)
Class B
Proceeds from shares issued	$818	$2,678	$4,703	$4,851
Dividends and distributions reinvested	2,329	1,208	—	—
Cost of shares redeemed	(3,967)	(15,195)	(25,454)	(79,114)
Change in net assets from Class B capital transactions	$(820)	$(11,309)	$(20,751)	$(74,263)
Class C
Proceeds from shares issued	$343	$704	$3,519	$2,701
Dividends and distributions reinvested	649	272	—	—
Cost of shares redeemed	(770)	(1,738)	(1,610)	(3,875)
Change in net assets from Class C capital transactions	$222	$(762)	$1,909	$(1,174)
Select Class
Proceeds from shares issued	$5,330	$6,604	$44,180	$47,916
Dividends and distributions reinvested	1,427	198	—	—
Cost of shares redeemed	(1,722)	(1,701)	(118,070)	(320,138)
Change in net assets from Select Class capital transactions	$5,035	$5,101	$(73,890)	$(272,222)
Ultra
Proceeds from shares issued	$—	$—	$800	$— (a)
Cost of shares redeemed	—	—	—	(12,751)
Change in net assets from Ultra capital transactions	$—	$—	$800	$(12,751)

Total change in net assets from capital transactions	$39,920	$(33,995)	$(85,687)	$(372,171)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   57

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Growth and Income Fund		Large Cap Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	178	647	1,667	3,088
Reinvested	2,176	770	—	—
Redeemed	(1,065)	(2,114)	(1,366)	(3,825)
Change in Class A Shares	1,289	(697)	301	(737)
Class B
Issued	23	72	259	309
Reinvested	75	33	—	—
Redeemed	(107)	(411)	(1,412)	(5,026)
Change in Class B Shares	(9)	(306)	(1,153)	(4,717)
Class C
Issued	10	20	189	170
Reinvested	22	7	—	—
Redeemed	(22)	(49)	(88)	(250)
Change in Class C Shares	10	(22)	101	(80)
Select Class
Issued	136	168	2,235	2,827
Reinvested	43	5	—	—
Redeemed	(45)	(43)	(5,938)	(18,710)
Change in Select Class Shares	134	130	(3,703)	(15,883)
Ultra
Issued	—	—	38	— (a)
Redeemed	—	—	—	(770)
Change in Ultra Shares	—	—	38	(770)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,313	$9,906	$12,376	$14,463	$37,366	$3,088
Dividends and distributions reinvested	8,434	3,668	16,544	14,867	1,109	5
Cost of shares redeemed	(6,314)	(14,559)	(15,155)	(36,907)	(1,197)	(743)
Change in net assets from Class A capital transactions	$6,433	$(985)	$13,765	$(7,577)	$37,278	$2,350
Class B
Proceeds from shares issued	$560	$2,454	$768	$1,208	$—	$—
Dividends and distributions reinvested	2,501	1,355	2,171	2,614	—	—
Cost of shares redeemed	(2,778)	(6,162)	(4,524)	(12,218)	—	—
Change in net assets from Class B capital transactions	$283	$(2,353)	$(1,585)	$(8,396)	$—	$—
Class C
Proceeds from shares issued	$375	$626	$1,973	$791	$12,789	$992
Dividends and distributions reinvested	837	392	1,114	858	356	5
Cost of shares redeemed	(1,035)	(1,283)	(1,601)	(2,467)	(195)	(692)
Change in net assets from Class C capital transactions	$177	$(265)	$1,486	$(818)	$12,950	$305
Class R5 (a)
Proceeds from shares issued	$14,086	$29,930	$47,996	$44,238	$14,325	$30,099
Dividends and distributions reinvested	11,243	2,413	10,149	2,203	1,578	190
Cost of shares redeemed	(21,978)	(6,707)	(3,997)	(9,144)	(9,977)	(18)
Change in net assets from Class R5 capital transactions	$3,351	$25,636	$54,148	$37,297	$5,926	$30,271
Select Class
Proceeds from shares issued	$84,349	$56,700	$52,446	$150,908	$938,987	$1,237,617
Subscription in-kind (Note 9)	—	—	—	—	2,500	—
Dividends and distributions reinvested	107,608	42,819	96,748	85,014	22,190	859
Cost of shares redeemed	(102,891)	(388,981)	(162,491)	(283,632)	(94,969)	(18,343)
Change in net assets from Select Class capital transactions	$89,066	$(289,462)	$(13,297)	$(47,710)	$868,708	$1,220,133
Institutional Class
Proceeds from shares issued	$—	$—	$101,617	$84,630	$—	$—
Dividends and distributions reinvested	—	—	16,708	11,251	—	—
Cost of shares redeemed	—	—	(22,639)	(115,363)	—	—
Change in net assets from Institutional Class capital transactions	$—	$—	$95,686	$(19,482)	$—	$—
Ultra
Proceeds from shares issued	$693	$102	$—	$—	$—	$—
Dividends and distributions reinvested	— (b)	—	—	—	—	—
Cost of shares redeemed	(4,400)	(7,501)	—	—	—	—
Change in net assets from Ultra capital transactions	$(3,707)	$(7,399)	$—	$—	$—	$—
Total change in net assets from capital transactions	$95,603	$(274,828)	$150,203	$(46,686)	$924,862	$1,253,059

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   59

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	Large Cap Value Fund		U.S. Equity Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	251	555	1,021	1,234	1,739	151
Reinvested	661	210	1,548	1,298	54	— (b)
Redeemed	(365)	(828)	(1,232)	(3,126)	(56)	(37)
Change in Class A Shares	547	(63)	1,337	(594)	1,737	114
Class B
Issued	35	141	65	103	—	—
Reinvested	199	78	206	231	—	—
Redeemed	(162)	(350)	(375)	(1,052)	—	—
Change in Class B Shares	72	(131)	(104)	(718)	—	—
Class C
Issued	24	36	159	68	600	48
Reinvested	67	23	106	76	17	— (b)
Redeemed	(61)	(74)	(135)	(212)	(9)	(34)
Change in Class C Shares	30	(15)	130	(68)	608	14
Class R5 (a)
Issued	817	1,690	3,939	3,737	674	1,577
Reinvested	890	139	949	192	76	10
Redeemed	(1,729)	(389)	(318)	(786)	(456)	(1)
Change in Class R5 Shares	(22)	1,440	4,570	3,143	294	1,586
Select Class
Issued	5,485	3,293	4,473	12,709	43,900	62,905
Subscription in-kind (See Note 9)	—	—	—	—	121	—
Reinvested	8,546	2,476	9,078	7,436	1,077	45
Redeemed	(5,970)	(21,810)	(13,107)	(24,290)	(4,403)	(936)
Change in Select Class Shares	8,061	(16,041)	444	(4,145)	40,695	62,014
Institutional Class
Issued	—	—	8,449	7,212	—	—
Reinvested	—	—	1,562	983	—	—
Redeemed	—	—	(1,848)	(9,739)	—	—
Change in Institutional Class Shares	—	—	8,163	(1,544)	—	—
Ultra
Issued	55	6	—	—	—	—
Reinvested	— (b)	—	—	—	—	—
Redeemed	(250)	(414)	—	—	—	—
Change in Ultra Shares	(195)	(408)	—	—	—	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.
(b)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)
(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
Interest and dividend income received	$17,490
Operating expenses paid	(8,695)
Dividends on short positions paid	(3,199)
Purchases of long-term investments (a)	(2,448,797)
Net (purchases)/sales of short-term investments	(17,310)
Proceeds from disposition of long-term investments	1,472,804
Proceeds from securities sold short	710,153
Close-out of securities sold short	(564,042)
Net cash used for futures	(3,809)
Net cash used by operating activities	(845,405)
Cash flows used by financing activities:
Proceeds from shares issued (a)	998,168
Cost of shares redeemed	(104,034)
Cash distributions paid	(50,097)
Net cash provided by financing activities	844,037
Net increase (decrease) in cash	(1,368)
Cash, beginning of period	1,376
Cash, end of period	$8

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS TO NET CASH PROVIDED (USED) BY
OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$37,868
Increase in market value of investments	(906,554)
Increase in deposits with broker for futures contracts	(1,542)
Decrease in receivable for investment securities sold	52,627
Increase in dividend and interest receivable	(2,215)
Increase in net variation margin payable	331
Increase in market value of securities sold short	76,475
Decrease in payable for investment securities	(103,516)
Increase in dividends payable for securities sold short	425
Increase in accrued expenses and other payables	696
Total adjustments	(883,273)
Net cash used for operating activities	$(845,405)

(a)	Amount does not include transfers-in-kind of $2,463.

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital		Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.45	$0.11	(e)	$(0.61)	$(0.50)	$(0.11)	$—	$—		$(0.11)	$—
Year Ended June 30, 2007	15.33	0.18	(e)	3.15	3.33	(0.21)	—	—		(0.21)	—
January 1, 2006 through June 30, 2006 (d)	15.14	0.09	(e)	0.18	0.27	(0.08)	—	—		(0.08)	—	(f)
Year Ended December 31, 2005	14.78	0.13	(e)	0.36	0.49	(0.13)	—	—		(0.13)	—
Year Ended December 31, 2004	13.50	0.13		1.30	1.43	(0.15)	—	—		(0.15)	—
Year Ended December 31, 2003	10.54	0.05		2.99	3.04	(0.08)	—	—	(f)	(0.08)	—
Year Ended December 31, 2002	14.17	0.07	(e)	(3.62)	(3.55)	(0.08)	—	—		(0.08)	—

Equity Income Fund
Six Months Ended December 31, 2007 (Unaudited)	12.42	0.14	(e)	(0.75)	(0.61)	(0.14)	(1.16)	—		(1.30)	—
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	—		(2.20)	—
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	—		(4.53)	—
Year Ended June 30, 2005	16.60	0.30		1.43	1.73	(0.30)	(2.46)	—		(2.76)	—
Year Ended June 30, 2004	15.00	0.21		2.12	2.33	(0.21)	(0.52)	—		(0.73)	—
Year Ended June 30, 2003	16.30	0.22		(0.82)	(0.60)	(0.22)	(0.48)	—		(0.70)	—

Growth and Income Fund
Six Months Ended December 31, 2007 (Unaudited)	40.42	0.19	(e)	(3.15)	(2.96)	(0.17)	(5.25)	—		(5.42)	—
Year Ended June 30, 2007	34.67	0.35	(e)	7.49	7.84	(0.35)	(1.74)	—		(2.09)	—
January 1, 2006 through June 30, 2006 (d)	33.55	0.15	(e)	1.11	1.26	(0.14)	—	—		(0.14)	—
Year Ended December 31, 2005	33.00	0.23	(e)	0.99	1.22	(0.24)	(0.43)	—		(0.67)	—
Year Ended December 31, 2004	29.18	0.25	(e)	3.81	4.06	(0.24)	—	—		(0.24)	—
Year Ended December 31, 2003	23.31	0.21	(e)	5.88	6.09	(0.22)	—	—		(0.22)	—
Year Ended December 31, 2002	28.83	0.21	(e)	(5.31)	(5.10)	(0.21)	(0.21)	—		(0.42)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund changed its fiscal year end from December 31 to June 30.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.
(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.84	(2.70)%		$1,716	0.85%	1.21%	0.95%	35%
18.45	21.82		1,628	0.85	1.07	0.92	59
15.33	1.78		1,141	0.85	1.14	0.95	34
15.14	3.33		957	0.87	0.87	1.04	44
14.78	10.64		1,847	0.95	1.01	1.67	49
13.50	28.96		2,000	0.95	0.74	2.31	77
10.54	(25.07)		2,000	0.95	0.60	2.23	74

10.51	(4.90	)(g)	161,121	1.18	2.39	1.19	18
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21
15.57	11.18		118,328	1.12	1.93	1.25	68
16.60	15.93		89,123	1.24	1.36	1.36	15
15.00	(3.32)		86,098	1.24	1.58	1.37	17

32.04	(7.22)		502,523	1.16	0.97	1.17	36
40.42	23.20		581,817	1.17	0.94	1.17	49
34.67	3.76		523,111	1.26	0.85	1.30	16
33.55	3.72		543,010	1.24	0.68	1.24	41	(h)
33.00	13.98		601,100	1.30	0.84	1.41	44	(h)
29.18	26.27		610,000	1.30	0.83	1.45	37	(h)
23.31	(17.81)		615,000	1.30	0.81	1.44	70	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class A (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.67	$(0.03	)(g)	$2.51	$2.48	$—	$—	$—
Year Ended June 30, 2007	16.03	(0.05	)(g)	2.69	2.64	—	—	—
Year Ended June 30, 2006	14.96	(0.06	)(g)	1.13	1.07	—	—	—
Year Ended June 30, 2005	14.82	0.01		0.16	0.17	(0.03)	—	(0.03)
Year Ended June 30, 2004	12.93	(0.04)		1.93	1.89	—	—	—
Year Ended June 30, 2003	12.62	(0.01)		0.32	0.31	—	—	—

Large Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	18.54	0.11	(g)	(1.72)	(1.61)	(0.09)	(3.97)	(4.06)
Year Ended June 30, 2007	16.55	0.23	(g)	3.52	3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(g)	1.18	1.39	(0.22)	(0.46)	(0.68)
Year Ended June 30, 2005	14.47	0.20		1.37	1.57	(0.20)		(0.20)
Year Ended June 30, 2004	12.16	0.13		2.31	2.44	(0.13)	—	(0.13)
Year Ended June 30, 2003	12.87	0.10		(0.71)	(0.61)	(0.10)	—	(0.10)

U.S. Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	12.36	0.05		— (h)	0.05	(0.05)	(1.56)	(1.61)
Year Ended June 30, 2007	11.28	0.10	(g)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (d)	10.99	0.05	(g)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(g)	0.16	0.23	(0.07)	(0.16)	(0.23)
Year Ended December 31, 2004	10.01	0.08	(g)	0.97	1.05	(0.07)	—	(0.07)
Year Ended December 31, 2003	7.61	0.04	(g)	2.41	2.45	(0.05)	—	(0.05)
Year Ended December 31, 2002	10.45	0.03		(2.84)	(2.81)	(0.03)	—	(0.03)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2007 (Unaudited)	20.98	0.06	(g)	0.44	0.50	(0.08)	(0.65)	(0.73)
Year Ended June 30, 2007	16.48	0.12	(g)	4.53	4.65	(0.01)	(0.14)	(0.15)
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.08	(g)	1.44	1.52	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund changed its fiscal year end from December 31 to June 30.
(e)	Commencement of offering of class of shares.
(f)	The Fund changed its fiscal year end from October 31 to June 30.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$21.15	13.28%(i)		$264,044	1.24%	1.24%	(0.31)%	1.29%	1.29%	27%
18.67	16.47		227,544	1.24	1.24	(0.29)	1.26	1.26	35
16.03	7.15		207,103	1.24	1.24	(0.36)	1.30	1.30	49
14.96	1.14		234,983	1.24	1.24	0.12	1.34	1.34	112
14.82	14.62		262,069	1.24	1.24	(0.25)	1.36	1.36	46
12.93	2.46		242,656	1.24	1.24	(0.13)	1.48	1.48	60

12.87	(8.39	)(i)	40,548	1.09	1.09	1.21	1.09	1.09	39
18.54	23.49		48,264	1.07	1.07	1.27	1.07	1.07	77
16.55	8.93		44,110	1.08	1.08	1.31	1.11	1.11	72
15.84	10.87		58,488	1.08	1.08	1.29	1.21	1.21	112
14.47	20.14		64,318	1.18	1.18	1.01	1.29	1.29	32
12.16	(4.67)		37,205	1.22	1.22	0.87	1.33	1.33	85

10.80	0.55	(i)	139,671	1.05	1.05	0.80	1.07	1.07	53
12.36	24.09		143,393	1.05	1.05	0.85	1.10	1.10	112
11.28	3.10		137,548	1.05	1.05	0.81	1.12	1.12	85
10.99	2.11		151,595	1.04	1.04	0.69	1.07	1.07	83
10.99	10.50		52,893	1.05	1.05	0.80	1.46	1.46	82
10.01	32.32		50,000	1.05	1.05	0.50	1.54	1.54	101
7.61	(26.89)		29,000	1.05	1.05	0.30	1.44	1.44	83

20.75	2.45		39,079	1.64	1.25	0.52	2.02	1.63	67
20.98	28.35		3,090	1.66	1.25	0.64	2.17	1.76	138
16.48	10.13		551	1.50	1.24	0.71	4.82	4.55	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Six Months Ended December 31, 2007 (Unaudited)	$12.36	$0.11	(e)	$(0.76)	$(0.65)	$(0.10)	$(1.16)	$(1.26)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.17		1.44	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.10		2.12	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.12		(0.82)	(0.70)	(0.12)	(0.48)	(0.60)

Growth and Income Fund
Six Months Ended December 31, 2007 (Unaudited)	39.67	0.09	(e)	(3.09)	(3.00)	(0.08)	(5.25)	(5.33)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35	7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (d)	32.95	0.06	(e)	1.09	1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99	1.04	(0.07)	(0.43)	(0.50)
Year Ended December 31, 2004	28.67	0.10	(e)	3.73	3.83	(0.09)	—	(0.09)
Year Ended December 31, 2003	22.91	0.08	(e)	5.78	5.86	(0.10)	—	(0.10)
Year Ended December 31, 2002	28.32	0.08	(e)	(5.21)	(5.13)	(0.07)	(0.21)	(0.28)

Large Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	16.99	(0.08	)(e)	2.28	2.20	—	—	—
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47	2.34	—	—	—
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03	0.90	—	—	—
Year Ended June 30, 2005	13.69	(0.55)		0.61	0.06	— (f)	—	— (f)
Year Ended June 30, 2004	12.04	(0.15)		1.80	1.65	—	—	—
Year Ended June 30, 2003	11.83	(0.10)		0.31	0.21	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	The Fund changed its fiscal year end from December 31 to June 30.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.
(h)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, the total return would have been 12.89%.
(i)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.45	(5.17	)%(g)	$19,678	1.69%	1.82%	1.69%	18%
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21
15.52	10.40		56,778	1.79	1.23	1.87	68
16.57	15.09		69,716	1.99	0.62	2.01	15
14.98	(4.05)		79,963	1.99	0.84	2.02	17

31.34	(7.46)		16,591	1.67	0.46	1.67	36
39.67	22.61		21,336	1.67	0.43	1.67	49
34.05	3.50		28,724	1.76	0.34	1.80	16
32.95	3.21		38,820	1.74	0.16	1.74	41	(i)
32.41	13.38		63,113	1.80	0.32	1.91	44	(i)
28.67	25.66		76,000	1.80	0.32	2.00	37	(i)
22.91	(18.21)		85,000	1.80	0.30	1.95	70	(i)

19.19	12.95	(h)	98,772	1.78	(0.83)	1.79	27
16.99	15.97		107,034	1.76	(0.81)	1.76	35
14.65	6.55		161,461	1.78	(0.90)	1.80	49
13.75	0.46		218,707	1.91	(0.54)	1.95	112
13.69	13.70		300,533	1.99	(1.00)	2.01	46
12.04	1.78		324,321	1.99	(0.88)	2.13	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   67

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.38	$0.06	(e)	$(1.70)	$(1.64)	$(0.05)	$(3.97)	$(4.02)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50	3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17	1.30	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.37	0.05		1.42	1.47	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.08	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.78	0.01		(0.70)	(0.69)	(0.01)	—	(0.01)

U.S. Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	12.24	0.01		(0.01)	—	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(e)(f)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(e)	2.39	2.37	— (f)	—	— (f)
Year Ended December 31, 2002	10.43	(0.04)		(2.81)	(2.85)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.72	(8.61	)%(g)	$11,202	1.59%	0.69%	1.59%	39%
18.38	22.89		14,870	1.57	0.77	1.57	77
16.42	8.37		15,437	1.58	0.81	1.61	72
15.72	10.22		23,304	1.74	0.61	1.81	112
14.37	19.24		27,036	1.93	0.25	1.94	32
12.08	(5.36)		19,315	1.97	0.14	1.98	85

10.67	0.20	(g)	18,399	1.56	0.27	1.57	53
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83
10.90	9.74		24,746	1.75	0.03	1.97	82
9.95	31.29		29,000	1.75	(0.20)	2.04	101
7.58	(27.31)		11,000	1.75	(0.40)	1.93	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   69

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income Fund
Six Months Ended December 31, 2007 (Unaudited)	$12.35	$0.11	(e)	$(0.74)	$(0.63)	$(0.11)	$(1.16)	$(1.27)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)
Year Ended June 30, 2005	16.57	0.22		1.39	1.61	(0.20)	(2.46)	(2.66)
Year Ended June 30, 2004	14.98	0.09		2.13	2.22	(0.11)	(0.52)	(0.63)
Year Ended June 30, 2003	16.28	0.11		(0.81)	(0.70)	(0.12)	(0.48)	(0.60)

Growth and Income Fund
Six Months Ended December 31, 2007 (Unaudited)	38.18	0.09	(e)	(2.98)	(2.89)	(0.09)	(5.25)	(5.34)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08	7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (d)	31.81	0.06	(e)	1.05	1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95	1.01	(0.10)	(0.43)	(0.53)
Year Ended December 31, 2004	27.74	0.10	(e)	3.60	3.70	(0.11)	—	(0.11)
Year Ended December 31, 2003	22.19	0.08	(e)	5.59	5.67	(0.12)	—	(0.12)
Year Ended December 31, 2002	27.47	0.08	(e)	(5.06)	(4.98)	(0.09)	(0.21)	(0.30)

Large Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	16.84	(0.07	)(e)	2.25	2.18	—	—	—
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44	2.31	—	—	—
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03	0.90	—	—	—
Year Ended June 30, 2005	13.57	(0.60)		0.66	0.06	— (f)	—	— (f)
Year Ended June 30, 2004	11.93	(0.14)		1.78	1.64	—	—	—
Year Ended June 30, 2003	11.73	(0.09)		0.29	0.20	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in The Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$10.45	(5.08	)%(g)	$5,876	1.69%	1.83%	1.69%	18%
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21
15.52	10.40		7,532	1.74	1.33	1.80	68
16.57	15.12		4,244	1.99	0.59	2.01	15
14.98	(4.02)		2,639	1.99	0.82	2.02	17

29.95	(7.46)		4,478	1.67	0.47	1.67	36
38.18	22.61		5,349	1.67	0.44	1.67	49
32.86	3.50		5,324	1.76	0.34	1.80	16
31.81	3.21		5,645	1.74	0.19	1.74	41	(h)
31.33	13.38		6,027	1.80	0.34	1.91	44	(h)
27.74	25.64		6,000	1.80	0.32	2.00	37	(h)
22.19	(18.21)		5,000	1.80	0.31	1.94	70	(h)

19.02	12.95	(g)	15,023	1.77	(0.83)	1.79	27
16.84	15.90		11,602	1.76	(0.81)	1.76	35
14.53	6.60		11,163	1.78	(0.89)	1.81	49
13.63	0.45		12,179	1.92	(0.55)	1.95	112
13.57	13.75		20,271	1.99	(1.00)	2.01	46
11.93	1.71		20,715	1.99	(0.87)	2.13	60

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   71

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.32	$0.06	(g)	$(1.69)	$(1.63)	$(0.05)	$(3.97)	$(4.02)
Year Ended June 30, 2007	16.37	0.13	(g)	3.50	3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(g)	1.15	1.28	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2005	14.35	0.09		1.37	1.46	(0.12)	—	(0.12)
Year Ended June 30, 2004	12.06	0.03		2.29	2.32	(0.03)	—	(0.03)
Year Ended June 30, 2003	12.76	0.02		(0.70)	(0.68)	(0.02)	—	(0.02)

U.S. Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	12.23	0.02		(0.01)	0.01	(0.02)	(1.56)	(1.58)
Year Ended June 30, 2007	11.18	0.04	(g)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (d)	10.90	0.02	(g)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(g)	0.16	0.18	(0.02)	(0.16)	(0.18)
Year Ended December 31, 2004	9.95	—	(g)(h)	0.97	0.97	(0.02)	—	(0.02)
Year Ended December 31, 2003	7.58	(0.02	)(g)	2.39	2.37	— (h)	—	— (h)
Year Ended December 31, 2002	10.44	(0.05)		(2.81)	(2.86)	—	—	—

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2007 (Unaudited)	20.83	0.01	(g)	0.44	0.45	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2007	16.44	0.03	(g)	4.50	4.53	—	(0.14)	(0.14)
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.02	(g)	1.44	1.46	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividends expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)

$12.67	(8.58	)%(i)	$3,946	1.59%	1.59%	0.70%	1.59%	1.59%	39%
18.32	22.92		5,143	1.57	1.57	0.77	1.57	1.57	77
16.37	8.30		4,850	1.58	1.58	0.82	1.61	1.61	72
15.69	10.10		5,678	1.73	1.73	0.62	1.80	1.80	112
14.35	19.27		5,716	1.93	1.93	0.25	1.94	1.94	32
12.06	(5.33)		4,306	1.97	1.97	0.13	1.98	1.98	85

10.66	0.23	(i)	9,593	1.57	1.57	0.29	1.57	1.57	53
12.23	23.43		9,417	1.57	1.57	0.33	1.60	1.60	112
11.18	2.77		9,372	1.57	1.57	0.29	1.62	1.62	85
10.90	1.64		10,257	1.56	1.56	0.17	1.58	1.58	83
10.90	9.74		4,376	1.75	1.75	0.04	1.96	1.96	82
9.95	31.29		5,000	1.75	1.75	(0.20)	2.04	2.04	101
7.58	(27.37)		1,000	1.75	1.75	(0.42)	1.93	1.93	83

20.58	2.24		13,487	2.14	1.75	0.04	2.52	2.13	67
20.83	27.64		983	2.16	1.75	0.17	2.72	2.31	138
16.44	9.77		549	2.00	1.74	0.21	5.32	5.05	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.37	$0.15	(f)	$(1.71)	$(1.56)	$(0.12)	$(3.97)	$(4.09)
Year Ended June 30, 2007	16.41	0.30	(f)	3.50	3.80	(0.31)	(1.53)	(1.84)
May 15, 2006 (e) through June 30, 2006	16.65	0.04	(f)	(0.19)	(0.15)	(0.09)	—	(0.09)

U.S. Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	12.35	0.08		(0.01)	0.07	(0.07)	(1.56)	(1.63)
Year Ended June 30, 2007	11.27	0.16	(f)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006 (e) through June 30, 2006	11.48	0.02	(f)	(0.19)	(0.17)	(0.04)	—	(0.04)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2007 (Unaudited)	21.03	0.10	(f)	0.45	0.55	(0.10)	(0.65)	(0.75)
Year Ended June 30, 2007	16.50	0.21	(f)	4.54	4.75	(0.08)	(0.14)	(0.22)
May 15, 2006 (e) through June 30, 2006	16.68	0.02	(f)	(0.20)	(0.18)	—	—	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (b)
Net asset value, end of period	Total return (c)(d)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earned credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (c)

$12.72	(8.18	)%(g)	$25,584	0.63%	0.63%	1.67%	0.64%	0.64%	39%
18.37	24.04		37,350	0.62	0.62	1.70	0.62	0.62	77
16.41	(0.92)		9,729	0.64	0.64	2.12	0.74	0.74	72

10.79	0.75	(g)	87,619	0.59	0.59	1.29	0.62	0.62	53
12.35	24.66		43,851	0.59	0.59	1.31	0.65	0.65	112
11.27	(1.47)		4,585	0.59	0.59	1.25	0.73	0.73	85

20.83	2.70		50,112	1.19	0.80	0.90	1.57	1.18	67
21.03	28.94		44,397	1.21	0.80	1.07	1.70	1.29	138
16.50	(1.08)		8,661	1.30	0.80	1.18	2.44	1.94	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.48	$0.13	(e)	$(0.60)	$(0.47)	$(0.13)	$—	$(0.13)	$—
Year Ended June 30, 2007	15.34	0.22	(e)	3.16	3.38	(0.24)	—	(0.24)	—
January 1, 2006 through June 30, 2006 (d)	15.16	0.11	(e)	0.17	0.28	(0.10)	—	(0.10)	—	(f)
Year Ended December 31, 2005	14.80	0.17	(e)	0.36	0.53	(0.17)	—	(0.17)	—
Year Ended December 31, 2004	13.51	0.18		1.30	1.48	(0.19)	—	(0.19)	—
Year Ended December 31, 2003	10.55	0.11		2.98	3.09	(0.13)	—	(0.13)	—
Year Ended December 31, 2002	14.19	0.10	(e)	(3.64)	(3.54)	(0.10)	—	(0.10)	—

Equity Income Fund
Six Months Ended December 31, 2007 (Unaudited)	12.53	0.16	(e)	(0.76)	(0.60)	(0.15)	(1.16)	(1.31)	—
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)	—
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)	—
Year Ended June 30, 2005	16.67	0.34		1.44	1.78	(0.34)	(2.46)	(2.80)	—
Year Ended June 30, 2004	15.06	0.25		2.13	2.38	(0.25)	(0.52)	(0.77)	—
Year Ended June 30, 2003	16.36	0.26		(0.82)	(0.56)	(0.26)	(0.48)	(0.74)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.88	(2.57)%		$25,601	0.60%	1.40%	0.70%	35%
18.48	22.16		68,341	0.60	1.32	0.66	59
15.34	1.85		254,182	0.60	1.42	0.70	34
15.16	3.61		90,359	0.60	1.17	0.68	44
14.80	11.03		79,342	0.63	1.37	0.78	49
13.51	29.45		78,000	0.67	1.02	0.80	77
10.55	(24.98)		65,000	0.73	0.77	0.84	74

10.62	(4.72	)(g)	86,560	0.89	2.66	0.94	18
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21
15.65	11.46		311,852	0.87	2.15	0.95	68
16.67	16.22		326,818	0.99	1.61	1.01	15
15.06	(3.06)		294,638	0.99	1.84	1.02	17

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Income II Fund
Six Months Ended December 31, 2007 (Unaudited)	$23.20	$0.28		$(1.56)	$(1.28)	$(0.27)	$(9.03)	$(9.30)
November 1, 2006 through June 30, 2007 (d)	26.43	0.42		2.31	2.73	(0.41)	(5.55)	(5.96)
Year Ended October 31, 2006 (e)	22.52	0.39		3.89	4.28	(0.37)	—	(0.37)
Year Ended October 31, 2005	21.19	0.29		1.33	1.62	(0.29)	—	(0.29)
Year Ended October 31, 2004	18.65	0.25		2.56	2.81	(0.27)	—	(0.27)
Year Ended October 31, 2003	16.01	0.26		2.64	2.90	(0.26)	—	(0.26)
January 1, 2002 through October 31, 2002 (f)	19.74	0.22		(3.74)	(3.52)	(0.21)	—	(0.21)

Growth and Income Fund
Six Months Ended December 31, 2007 (Unaudited)	41.71	0.25	(h)	(3.25)	(3.00)	(0.21)	(5.25)	(5.46)
Year Ended June 30, 2007	35.71	0.48	(h)	7.72	8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(h)	1.14	1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(h)	1.01	1.38	(0.36)	(0.43)	(0.79)
Year Ended December 31, 2004	30.02	0.40	(h)	3.90	4.30	(0.36)	—	(0.36)
Year Ended December 31, 2003	23.98	0.32	(h)	6.05	6.37	(0.33)	—	(0.33)
Year Ended December 31, 2002	29.64	0.32	(h)	(5.46)	(5.14)	(0.31)	(0.21)	(0.52)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from October 31 to June 30.

(e)	Effective September 15, 2006, the Fund’s investment objective and strategies changed.

(f)	The Fund changed its fiscal year end from December 31 to October 31.

(g)	The Fund changed its fiscal year end from December 31 to June 30.

(h)	Calculated based upon average shares outstanding.

(i)	Includes interest expense of 0.02%.

(j)Amount rounds to less than $1,000.

(k)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)		Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.62	(5.09)%	$76,144		0.87%(i)	2.37%	0.88%	15%
23.20	11.83	203,409		0.85	2.61	0.85	52
26.43	19.16	366,765		0.80	1.57	0.81	63
22.52	7.67	556,571		0.81	1.31	0.81	77
21.19	15.12	538,753		0.85	1.20	0.85	39
18.65	18.34	349,000		0.85	1.55	0.85	33
16.01	(17.94)	327,000		0.79	1.43	0.85	80

33.25	(7.08)	11,955		0.90	1.28	0.92	36
41.71	23.57	9,431		0.87	1.22	0.90	49
35.71	3.95	3,415		0.90	1.24	1.05	16
34.55	4.08	3,692		0.90	1.09	1.06	41	(k)
33.96	14.42	1,426		0.90	1.27	2.31	44	(k)
30.02	26.78	1,000		0.90	1.22	1.00	37	(k)
23.98	(17.47)	—	(j)	0.90	1.16	1.56	70	(k)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Large Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.46	$—	(g)(h)	$2.47	$2.47	$—	$—	$—
Year Ended June 30, 2007	15.80	(0.01	)(g)	2.67	2.66	—	—	—
Year Ended June 30, 2006	14.71	(0.02	)(g)	1.11	1.09	—	—	—
Year Ended June 30, 2005	14.56	0.17		0.02	0.19	(0.04)	—	(0.04)
Year Ended June 30, 2004	12.67	—		1.89	1.89	—	—	—
Year Ended June 30, 2003	12.33	0.01		0.33	0.34	—	—	—

Large Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	18.39	0.13	(g)	(1.71)	(1.58)	(0.11)	(3.97)	(4.08)
Year Ended June 30, 2007	16.42	0.27	(g)	3.50	3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(g)	1.17	1.42	(0.27)	(0.46)	(0.73)
Year Ended June 30, 2005	14.36	0.24		1.36	1.60	(0.23)	—	(0.23)
Year Ended June 30, 2004	12.06	0.17		2.30	2.47	(0.17)	—	(0.17)
Year Ended June 30, 2003	12.77	0.12		(0.71)	(0.59)	(0.12)	—	(0.12)

U.S. Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	12.34	0.06		— (h)	0.06	(0.06)	(1.56)	(1.62)
Year Ended June 30, 2007	11.26	0.13	(g)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (d)	10.98	0.06	(g)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(g)	0.17	0.27	(0.10)	(0.16)	(0.26)
Year Ended December 31, 2004	9.99	0.11	(g)	0.97	1.08	(0.10)	—	(0.10)
Year Ended December 31, 2003	7.61	0.07	(g)	2.39	2.46	(0.08)	—	(0.08)
Year Ended December 31, 2002	10.44	0.05		(2.83)	(2.78)	(0.05)	—	(0.05)

U.S. Large Cap Core Plus Fund
Six Months Ended December 31, 2007 (Unaudited)	20.99	0.08	(g)	0.45	0.53	(0.08)	(0.65)	(0.73)
Year Ended June 30, 2007	16.50	0.17	(g)	4.53	4.70	(0.07)	(0.14)	(0.21)
November 1, 2005 (e) through June 30, 2006 (f)	15.00	0.10	(g)	1.44	1.54	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	The Fund changed its fiscal year end from October 31 to June 30.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)

$20.93	13.38%(i)		$682,106	0.99%	0.99%	(0.05)%	1.04%	1.04%	27%
18.46	16.84		669,951	0.99	0.99	(0.04)	1.01	1.01	35
15.80	7.41		824,532	0.99	0.99	(0.12)	1.05	1.05	49
14.71	1.31		1,201,449	0.99	0.99	0.43	1.03	1.03	112
14.56	14.92		1,702,190	0.99	0.99	0.00	1.01	1.01	46
12.67	2.76		1,453,774	0.99	0.99	0.13	1.13	1.13	60

12.73	(8.30	)(i)	594,732	0.83	0.83	1.46	0.84	0.84	39
18.39	23.83		710,573	0.82	0.82	1.53	0.82	0.82	77
16.42	9.16		897,848	0.83	0.83	1.57	0.86	0.86	72
15.73	11.19		1,155,483	0.82	0.82	1.54	0.90	0.90	112
14.36	20.52		1,462,956	0.93	0.93	1.24	0.95	0.95	32
12.06	(4.46)		1,176,240	0.97	0.97	1.14	0.98	0.98	85

10.78	0.66	(i)	964,733	0.79	0.79	1.05	0.82	0.82	53
12.34	24.44		1,099,173	0.79	0.79	1.11	0.85	0.85	112
11.26	3.14		1,049,744	0.79	0.79	1.07	0.87	0.87	85
10.98	2.45		1,340,801	0.78	0.78	0.95	0.81	0.81	83
10.97	10.80		339,811	0.79	0.79	1.04	0.90	0.90	82
9.99	32.42		312,000	0.79	0.79	0.76	0.92	0.92	101
7.61	(26.62)		225,000	0.79	0.79	0.57	0.92	0.92	83

20.79	2.59		2,210,619	1.39	1.00	0.70	1.77	1.38	67
20.99	28.62		1,377,427	1.41	1.00	0.86	1.86	1.45	138
16.50	10.30		59,480	1.21	1.01	0.91	2.86	2.66	92

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Institutional Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital		Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.47	$0.15	(e)	$(0.62)	$(0.47)	$(0.15)	$—	$—		$(0.15)	$—
Year Ended June 30, 2007	15.33	0.25	(e)	3.16	3.41	(0.27)	—	—		(0.27)	—
January 1, 2006 through June 30, 2006 (d)	15.15	0.12	(e)	0.17	0.29	(0.11)	—	—		(0.11)	—	(f)
Year Ended December 31, 2005	14.78	0.19	(e)	0.37	0.56	(0.19)	—	—		(0.19)	—
Year Ended December 31, 2004	13.49	0.22		1.28	1.50	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2003	10.55	0.18		2.92	3.10	(0.16)	—	—	(f)	(0.16)	—
Year Ended December 31, 2002	14.19	0.13	(e)	(3.63)	(3.50)	(0.14)	—	—		(0.14)	—

U.S. Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	12.35	0.06		0.01	0.07	(0.07)	(1.56)	—		(1.63)	—
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	—		(1.54)	—
January 1, 2006 through June 30, 2006 (d)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	—		(0.07)	—
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	—		(0.28)	—
Year Ended December 31, 2004	9.99	0.12	(e)	0.97	1.09	(0.11)	—	—		(0.11)	—
Year Ended December 31, 2003	7.61	0.09	(e)	2.38	2.47	(0.09)	—	—		(0.09)	—
Year Ended December 31, 2002	10.44	0.06		(2.82)	(2.76)	(0.07)	—	—		(0.07)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Calculated based upon average shares outstanding.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.85	(2.57)%	$106,971	0.45%	1.60%	0.55%	35%
18.47	22.40	115,178	0.45	1.47	0.51	59
15.33	1.89	219,916	0.45	1.54	0.54	34
15.15	3.84	310,294	0.45	1.31	0.52	44
14.78	11.23	341,641	0.45	1.52	0.60	49
13.49	29.60	418,000	0.45	1.24	0.60	77
10.55	(24.76)	924,000	0.45	1.09	0.65	74

10.79	0.74 (g)	283,551	0.64	1.20	0.67	53
12.35	24.60	223,850	0.64	1.27	0.70	112
11.27	3.31	221,627	0.64	1.22	0.72	85
10.98	2.62	208,614	0.64	1.12	0.67	83
10.97	10.96	63,670	0.64	1.20	0.74	82
9.99	32.63	76,000	0.64	0.91	0.76	101
7.61	(26.50)	79,000	0.64	0.74	0.77	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital		Total distributions	Redemption fees
Disciplined Equity Fund
Six Months Ended December 31, 2007 (Unaudited)	$18.47	$0.16	(f)	$(0.62)	$(0.46)	$(0.16)	$—	$—		$(0.16)	$—
Year Ended June 30, 2007	15.33	0.26	(f)	3.17	3.43	(0.29)	—	—		(0.29)	—
January 1, 2006 through June 30, 2006 (d)	15.15	0.12	(f)	0.18	0.30	(0.12)	—	—		(0.12)	—	(g)
Year Ended December 31, 2005	14.79	0.21	(f)	0.36	0.57	(0.21)	—	—		(0.21)	—
Year Ended December 31, 2004	13.50	0.22		1.30	1.52	(0.23)	—	—		(0.23)	—
March 24, 2003 (e) through December 31, 2003	10.77	0.12		2.75	2.87	(0.14)	—	—	(g)	(0.14)	—

Large Cap Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	18.54	—	(f) (g)	2.50	2.50	—	—	—		—	—
Year Ended June 30, 2007	15.84	0.03	(f)	2.67	2.70	—	—	—		—	—
Year Ended June 30, 2006	14.71	0.01	(f)	1.12	1.13	—	—	—		—	—
February 22, 2005 (e) through June 30, 2005	14.42	0.01		0.30	0.31	(0.02)	—	—		(0.02)	—

Large Cap Value Fund
Six Months Ended December 31, 2007 (Unaudited)	18.39	0.14	(f)	(1.69)	(1.55)	(0.13)	(3.97)	—		(4.10)	—
Year Ended June 30, 2007	16.42	0.31	(f)	3.51	3.82	(0.32)	(1.53)	—		(1.85)	—
Year Ended June 30, 2006	15.73	0.29	(f)	1.17	1.46	(0.31)	(0.46)	—		(0.77)	—
February 22, 2005 (e) through June 30, 2005	15.59	0.10		0.16	0.26	(0.12)	—	—		(0.12)	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

(h)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

(i)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$17.85	(2.52)%		$129,005	0.35%	1.71%		0.45%	35%
18.47	22.53		135,785	0.35	1.55		0.42	59
15.33	1.95		153,648	0.35	1.62		0.45	34
15.15	3.87		125,344	0.35	1.41		0.43	44
14.79	11.33		102,817	0.35	1.59		0.55	49
13.50	26.75		108,000	0.35	1.28		0.54	77

21.04	13.48	(h)	4,494	0.78	—	(i)	0.79	27
18.54	17.05		3,261	0.76	0.20		0.76	35
15.84	7.68		14,986	0.79	0.09		0.81	49
14.71	2.12		22,428	0.75	0.21		0.75	112

12.74	(8.13	)(h)	2,927	0.59	1.63		0.59	39
18.39	24.14		7,810	0.57	1.80		0.57	77
16.42	9.43		13,673	0.58	1.79		0.60	72
15.73	1.68		24,492	0.53	1.89		0.53	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   85

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Disciplined Equity Fund	Class A, Select Class, Institutional Class and Ultra	JPM I
Equity Income Fund	Class A, Class B, Class C and Select Class	JPM II
Equity Income II Fund	Select Class	JPM I
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I
Large Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Large Cap Value Fund	Class A, Class B, Class C, Class R5 (formerly R Class), Select Class and Ultra	JPM II
U.S. Equity Fund	Class A, Class B, Class C, Class R5 (formerly R Class), Select Class and Institutional Class	JPM I
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I

The Equity Income II Fund changed its fiscal year end from October 31 to June 30 as of June 30, 2007.

Ultra Shares of the Disciplined Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase Ultra Shares unless they meet certain requirements as described in their prospectus.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Effective January 17, 2008, Ultra Shares of the Large Cap Value Fund were liquidated. Ultra Shares of Large Cap Value Fund are no longer available to investors.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

86   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

B.  Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of December 31, 2007 (amounts in thousands):

	Market Value	Percentage
Disciplined Equity Fund	$200	0.1%
Equity Income Fund	100	—	(a)
Large Cap Growth Fund	2,940	0.3

(a)	Amount rounds to less than 0.1%.

C.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain the collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust exposures while incurring minimal transaction costs. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of December 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

E.  Short Sales — The Growth and Income Fund, Equity Income II Fund and U.S. Large Cap Core Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Funds are subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the price of the security declines between those dates.

F.  Securities Lending — To generate additional income, each Fund (except the Equity Income II Fund and U.S. Large Cap Core Plus Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   87

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

	Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
Disciplined Equity Fund	$4,970	$5,071	$2
Equity Income Fund	6,531	6,603	3
Growth and Income Fund	764	764	1
Large Cap Growth Fund	52,475	52,585	10
Large Cap Value Fund	26,220	26,576	6
U.S. Equity Fund	18,680	18,832	6

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

H.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J.  Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

K. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Equity Income and Equity Income II Funds, which are declared and paid monthly and the U.S. Large Cap Core Plus Fund which are declared and paid annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

L. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the

88   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Disciplined Equity Fund, Equity Income II Fund, Growth and Income Fund, U.S. Equity Fund and U.S. Large Cap Core Plus Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Equity Income Fund, Large Cap Growth Fund and Large Cap Value Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Equity Income Fund	0.40
Equity Income II Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40
U.S. Large Cap Core Plus Fund	1.00

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007 were as follows (amounts in thousands):

Disciplined Equity Fund	$3
Equity Income Fund	12
Equity Income II Fund	2
Growth and Income Fund	19
Large Cap Growth Fund	5
Large Cap Value Fund	13
U.S. Equity Fund	25
U.S. Large Cap Core Plus Fund	55

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Disciplined Equity Fund	0.25%	n/a	n/a
Equity Income Fund	0.25	0.75%	0.75%
Growth and Income Fund	0.25	0.75	0.75
Large Cap Growth Fund	0.25	0.75	0.75
Large Cap Value Fund	0.25	0.75	0.75
U.S. Equity Fund	0.25	0.75	0.75
U.S. Large Cap Core Plus Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$1	$—
Equity Income Fund	11	32
Growth and Income Fund	11	19
Large Cap Growth Fund	13	92
Large Cap Value Fund	4	18
U.S. Equity Fund	7	23
U.S. Large Cap Core Plus Fund	39	1

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	0.25%	0.10%
Equity Income Fund	0.25	0.25%	0.25%	n/a	0.25	n/a
Equity Income II Fund	n/a	n/a	n/a	n/a	0.25	n/a
Growth and Income Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	n/a
Large Cap Value Fund	0.25	0.25	0.25	0.05%	0.25	n/a
U.S. Equity Fund	0.25	0.25	0.25	0.05	0.25	0.10
U.S. Large Cap Core Plus Fund	0.25	n/a	0.25	0.05	0.25	n/a

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

90   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Class A	Class B	Class C	Class R5	Select Class	Institutional Class	Ultra
Disciplined Equity Fund	0.95%	n/a	n/a	n/a	0.75%	0.45%	0.35%
Equity Income Fund	1.24	1.99%	1.99%	n/a	0.89	n/a	n/a
Equity Income II Fund	n/a	n/a	n/a	n/a	0.85	n/a	n/a
Growth and Income Fund	1.30	1.80	1.80	n/a	0.90	n/a	n/a
Large Cap Growth Fund	1.24	1.78	1.78	n/a	0.99	n/a	0.80
Large Cap Value Fund	1.24	1.99	1.99	0.79%	0.99	n/a	0.59
U.S. Equity Fund	1.05	1.57	1.57	0.59	0.79	0.64	n/a
U.S. Large Cap Core Plus Fund	1.25	n/a	1.75	0.80	1.00	n/a	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The contractual expense limitation percentages in the table above are in place until at least October 31, 2008.

For the six months ended December 30, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Disciplined Equity Fund	$37	$79	$—	$116
Equity Income Fund	—	—	21	21
Equity Income II Fund	—	10	—	10
Growth and Income Fund	—	—	1	1
Large Cap Growth Fund	—	17	211	228
U.S. Equity Fund	—	17	171	188
U.S. Large Cap Core Plus Fund	3,034	75	469	3,578

	Voluntary Waivers
	Investment Advisory	Administration	Total
Disciplined Equity Fund	$7	$15	$22
Large Cap Value Fund	—	5	5

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund. This payment was received from JPMIA, the Equity Income Fund’s, Large Cap Growth Fund’s and Large Cap Value Fund’s Advisor. JPMIA was also advisor to a former One Group fund which was acquired by the U.S. Equity Fund. This payment results from the resolution of an Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (BOIA), (now known as JPMIA), with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for the Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the period, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Disciplined Equity Fund	$99,175	$144,909	$—	$—
Equity Income Fund	62,651	51,155	—	—
Equity Income II Fund	23,398	135,312	—	—
Growth and Income Fund	199,481	239,137	—	—
Large Cap Growth Fund	276,395	369,120	—	—
Large Cap Value Fund	289,631	351,261	—	—
U.S. Equity Fund	796,903	839,722	—	—
U.S. Large Cap Core Plus Fund	2,348,880	1,452,737	677,593	558,018

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$189,555	$83,699	$5,924	$77,775
Equity Income Fund	182,743	97,605	8,935	88,670
Equity Income II Fund	61,959	18,260	2,759	15,501
Growth and Income Fund	447,180	103,619	19,059	84,560
Large Cap Growth Fund	732,329	389,209	8,270	380,939
Large Cap Value Fund	638,612	119,426	54,873	64,553
U.S. Equity Fund	1,217,339	333,871	26,821	307,050
U.S. Large Cap Core Plus Fund	2,595,067	188,136	95,576	92,560

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

92   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at December 31, 2007. The outstanding borrowings from another fund and average borrowings from the Facility for the six months ended December 31, 2007 were as follows (amounts in thousands):

	Outstanding Balance at December 31, 2007	Average Borrowings	Number of Days Used	Interest Paid
Disciplined Equity Fund	$—	$4,206	7	$4
Equity Income Fund	333	327	4	—(a)
Equity Income II Fund	3,539	2,161	29	8
Large Cap Growth Fund	—	1,295	25	4
Large Cap Value Fund	—	665	1	—(a)
U.S. Equity Fund	—	564	1	—(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor, or an affiliate, may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund. The Reduced Rate Funds contained in this semi-annual report are Equity Income Fund, Large Cap Value Fund and U.S. Equity Fund, and the Reduced Rate was implemented September 27, 2004.

9. Transfers-In-Kind

For the six months ended December 31, 2007, certain shareholders of the U.S. Large Cap Core Plus Fund purchased shares and the U.S. Large Cap Core Plus Fund received portfolio securities primarily by means of a Subscription in-kind for shares of the U.S. Large Cap Core Plus Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Market Value	Type
U.S. Large Cap Core Plus Fund	12/21/07	$2,500	Subscription in-kind

For the period ended October 31, 2006, certain shareholders of the Equity Income II Fund redeemed Select Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for shares of the Fund. Cash and portfolio securities were transferred on the dates, at the market values listed, and gains for book purposes which resulted from the redemptions in-kind are listed below (amounts in thousands):

	Date	Market Value	Realized Gains	Type
Equity Income II Fund	3/22/06	$14,040	$4,722	Redemption in-kind
	5/12/06	25,565	8,037	Redemption in-kind
		$39,605	$12,759

After the close of business on February 3, 2006, the JPMorgan Chase Bank Equity Income Trust, a common trust fund managed by JPMCB, transferred securities in-kind to the Equity Income II Fund in a tax-free exchange. The JPMorgan Chase Bank Equity Income Trust purchased approximately 5,212,000 Select Class Shares of the Fund and the Fund received portfolio securities with a market value of approximately $122,843,000, including net unrealized appreciation of approximately $33,833,000, in exchange for these shares. The cost basis of the portfolio securities transferred to the Fund is equal to the JPMorgan Chase Bank Equity Income Trust’s cost of the securities at the time of the in-kind transfer.

94   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   95

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

96   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   97

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007 and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$973.00	$4.27	0.85%
Hypothetical	1,000.00	1,020.81	4.37	0.85
Select Class
Actual	1,000.00	974.30	2.98	0.60
Hypothetical	1,000.00	1,022.12	3.05	0.60
Institutional Class
Actual	1,000.00	974.30	2.23	0.45
Hypothetical	1,000.00	1,022.87	2.29	0.45
Ultra Class
Actual	1,000.00	974.80	1.74	0.35
Hypothetical	1,000.00	1,023.38	1.78	0.35

Equity Income Fund
Class A
Actual	1,000.00	951.00	5.84	1.18
Hypothetical	1,000.00	1,019.15	6.04	1.18
Class B
Actual	1,000.00	948.30	8.28	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Class C
Actual	1,000.00	949.20	8.28	1.69
Hypothetical	1,000.00	1,016.64	8.57	1.69
Select Class
Actual	1,000.00	952.80	4.37	0.89
Hypothetical	1,000.00	1,020.66	4.52	0.89

98   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio

Equity Income II Fund
Select Class
Actual	$1,000.00	$949.10	$4.26	0.87%
Hypothetical	1,000.00	1,020.76	4.42	0.87

Growth and Income Fund
Class A
Actual	1,000.00	927.80	5.67	1.16
Hypothetical	1,000.00	1,019.25	5.94	1.16
Class B
Actual	1,000.00	925.40	8.08	1.67
Hypothetical	1,000.00	1,016.74	8.47	1.67
Class C
Actual	1,000.00	925.40	8.08	1.67
Hypothetical	1,000.00	1,016.74	8.47	1.67
Select Class
Actual	1,000.00	929.20	4.36	0.90
Hypothetical	1,000.00	1,020.61	4.57	0.90

Large Cap Growth Fund
Class A
Actual	1,000.00	1,132.80	6.65	1.24
Hypothetical	1,000.00	1,018.90	6.29	1.24
Class B
Actual	1,000.00	1,129.50	9.53	1.78
Hypothetical	1,000.00	1,016.19	9.02	1.78
Class C
Actual	1,000.00	1,129.50	9.53	1.77
Hypothetical	1,000.00	1,016.19	9.02	1.77
Select Class
Actual	1,000.00	1,133.80	5.31	0.99
Hypothetical	1,000.00	1,020.16	5.03	0.99
Ultra Class
Actual	1,000.00	1,134.80	4.24	0.78
Hypothetical	1,000.00	1,021.17	4.01	0.78

Large Cap Value Fund
Class A
Actual	1,000.00	1,083.90	5.71	1.09
Hypothetical	1,000.00	1,019.66	5.53	1.09
Class B
Actual	1,000.00	1,086.10	8.34	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59
Class C
Actual	1,000.00	1,085.80	8.34	1.59
Hypothetical	1,000.00	1,017.14	8.06	1.59
Class R5**
Actual	1,000.00	1,081.80	3.35	0.63
Hypothetical	1,000.00	1,021.92	3.25	0.63
Select Class
Actual	1,000.00	1,083.00	4.40	0.83
Hypothetical	1,000.00	1,020.91	4.27	0.83

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   99

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Ultra Class
Actual	$1,000.00	$1,081.30	$3.09	0.59%
Hypothetical	1,000.00	1,022.17	3.00	0.59

U.S. Equity Fund
Class A
Actual	1,000.00	1,005.50	5.29	1.05
Hypothetical	1,000.00	1,019.86	5.33	1.05
Class B
Actual	1,000.00	1,002.00	7.90	1.56
Hypothetical	1,000.00	1,017.24	7.96	1.56
Class C
Actual	1,000.00	1,002.30	7.90	1.57
Hypothetical	1,000.00	1,017.24	7.96	1.57
Class R5**
Actual	1,000.00	1,007.50	2.98	0.59
Hypothetical	1,000.00	1,022.17	3.00	0.59
Select Class
Actual	1,000.00	1,006.60	3.98	0.79
Hypothetical	1,000.00	1,021.17	4.01	0.79
Institutional Class
Actual	1,000.00	1,007.40	3.23	0.64
Hypothetical	1,000.00	1,021.92	3.25	0.64

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,024.50	9.31	1.82
Hypothetical	1,000.00	1,015.94	9.27	1.82
Class C
Actual	1,000.00	1,022.40	11.84	2.32
Hypothetical	1,000.00	1,013.42	11.79	2.32
Class R5**
Actual	1,000.00	1,027.00	7.03	1.37
Hypothetical	1,000.00	1,018.20	7.00	1.37
Select Class
Actual	1,000.00	1,025.90	8.05	1.57
Hypothetical	1,000.00	1,017.19	8.01	1.57

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

100   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMBC for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund, and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Disciplined Equity Fund, Equity Income II Fund, Growth and Income Fund and U.S. Large Cap Core Plus Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The

102   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Disciplined Equity Fund’s performance in the second, third and third quintiles for Class A shares and in the second, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Equity Income Fund’s performance in the second, third and fourth quintiles for Class A shares and in the first, second and fourth quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Equity Income II Fund’s performance in the first, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Growth and Income Fund’s performance in the third quintile for Class A shares and in the second, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Large Cap Growth Fund’s performance in the third, fourth and fourth quintiles for Class A shares and in the third quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Large Cap Value Fund’s performance in the second, second and fourth quintiles for the Class A shares and in the first, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the U.S. Equity Fund’s performance in the first, third and third quintiles for the Class A shares and in the first, second and third quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the U.S. Large Cap Core Plus Fund’s performance in first quintile for the Class A shares and for the Select Class shares for the one year period. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper

DECEMBER 31, 2007        JPMORGAN LARGE CAP FUNDS   103

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Equity Income II Fund’s net advisory fee for the Select Class shares was in the first quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the first quintile and for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

104   JPMORGAN LARGE CAP FUNDS        DECEMBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-LCE-1207

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

JPMorgan Funds

Equity

Funds

JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Equity Index Fund	2
JPMorgan Market Expansion Index Fund	4
Schedules of Portfolio Investments	6
Financial Statements	28
Financial Highlights	34
Notes to Financial Statements	42
Trustees	49
Officers	51
Schedule of Shareholder Expenses	52
Board Approval of Investment Advisory Agreements	54

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purpose only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Equity Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007.”

Challenges mount in second half of 2007

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the final six months of the year, the S&P 500 Index posted a total return of –1.37%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, large-cap growth stocks fared the best in the period’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 3.41% for the six months, compared with –6.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth Index returned 0.41%, while the Russell Midcap Value Index returned –9.30%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   1

JPMorgan Equity Index Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 2, 1991
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$2,070,455
Primary Benchmark	S&P 500 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Equity Index Fund, which seeks investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index),* returned –1.45%** (Select Class Shares) for the six months ended December 31, 2007, compared to the –1.37% return for the S&P 500 Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the reporting period. Consistent with its indexing strategy, the Fund produced returns comparable to those of the benchmark S&P 500 Index.

U.S. large-cap equities provided investors with negative returns for the six-month period. The decline largely was attributable to the continuing themes of a weak housing market, an unraveling sub-prime mortgage market and tightening global credit. Investors also focused on the Federal Reserve (Fed) and how it would respond to the economic environment. The Fed did in fact cut the fed funds target rate on three occasions, for a total easing of 100 basis points. Nevertheless, the Fed’s rate cuts were not enough to entirely change the negative tone of the equity market.

The return of higher volatility created another challenge for the market during the six-month period. On multiple occasions, the S&P 500 experienced daily moves greater than 2.50%. At the sector level, the two best performers were energy and utilities, with returns of 14.66% and 9.63%, respectively. Not surprising, financials and consumer discretionary were the two worst-performing sectors. Financials returned –17.91%, while consumer discretionary returned –15.61%.

Q:	HOW WAS THE FUND MANAGED?

A:	As always, we managed the Fund in strict conformity with the full-replication index strategy. The Fund holds the same stocks in nearly the same proportions as those found in the benchmark, and we always seek to be 100% invested. We accomplish this by using exchange-traded funds (ETFs) and index futures contracts at the margin to invest and divest daily cash flows. The transaction costs associated with implementing the strategy are minimized to lessen the impact on performance. The Fund is considered to be tax efficient, due to its low turnover, and it participates in securities lending, allowing for additional income generation. Regardless of the market outlook, the Fund’s strategy will not change and continues to be fully invested with extremely limited active risk compared to the benchmark.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	3.9%
2.	General Electric Co.	2.9
3.	Microsoft Corp.	2.2
4.	AT&T, Inc.	1.9
5.	Procter & Gamble Co.	1.7
6.	Chevron Corp.	1.5
7.	Johnson & Johnson	1.5
8.	Bank of America Corp.	1.4
9.	Apple, Inc.	1.3
10.	Cisco Systems, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.3%
Information Technology	16.4
Energy	12.6
Healthcare	11.8
Industrials	11.3
Consumer Staples	10.1
Consumer Discretionary	8.4
Telecommunication Services	3.6
Utilities	3.5
Materials	3.3
Short-Term Investment	1.7

*	“S&P 500 Index” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	02/18/92
Without Sales Charge		5.00%	12.27%	5.36%
With Sales Charge*		(0.52)	11.07	4.79
CLASS B SHARES	01/14/94
Without CDSC		4.24	11.42	4.73
With CDSC**		(0.76)	11.16	4.73
CLASS C SHARES	11/04/97
Without CDSC		4.22	11.43	4.60
With CDSC***		3.22	11.43	4.60
SELECT CLASS SHARES	07/02/91	5.28	12.54	5.62

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Index Fund, the S&P 500 Index and the Lipper S&P 500 Objective Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper S&P 500 Objective Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper S&P 500 Objective Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   3

JPMorgan Market Expansion Index Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	July 31, 1998
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$652,796
Primary Benchmark	S&P 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Market Expansion Index Fund, which seeks to provide a return which substantially duplicates the price and yield performance of domestically traded common stocks in the small- and mid-capitalization equity markets, as represented by a market capitalization weighted combination of the Standard & Poor’s SmallCap 600 Index (S&P SmallCap 600) and the Standard & Poor’s MidCap 400 Index (S&P MidCap 400)* returned –7.38%** (Select Class Shares) for the six months ended December 31, 2007. This compared to the –5.08% return for the S&P 1000 Index (a combination of the S&P SmallCap 600 and the S&P MidCap 400) during the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period, primarily due to stock selection in the industrials, energy and consumer non-durables sectors. The Fund’s weakest-performing stocks included Ceradyne, Inc. (aerospace and defense), Cypress Semiconductor Corp. (semiconductors) and EMCOR Group, Inc. (construction and engineering).

The two main drivers of our quantitative stock selection process are valuation (how a stock is priced relative to its intrinsic value) and fundamentals (how healthy the company’s short-term operating trends are). During the six-month period, our valuation factors generated negative returns. On a long-term basis, valuation has been positive and has contributed to generating alpha (excess return). The fundamentals component was positive for the period. Nevertheless, this positive spread was not enough to overcome the negative spread from valuation. As such, the overall performance, when combining valuation and fundamentals, generated negative results.

Our stock selection in biotechnology, technology hardware and communication services contributed to the Fund’s performance. Stocks, such as Massey Energy Co. (oil, gas and consumable fuels), Chico’s FAS, Inc. (specialty retail) and AGCO Corp. (machinery), helped overall performance in the Fund, but not enough to offset the greater number of underperforming names.

Q:	HOW WAS THE FUND MANAGED?

A:	We continued to follow an industry-neutral approach to portfolio construction, focusing on the best stocks in each of approximately 60 industries. We overweighted attractively priced stocks with improving fundamentals and underweighted expensive stocks with deteriorating fundamentals based upon the Fund’s stock selection process, which looked at both valuation and fundamentals. We tended to place tiny bets — generally 10 to 25 basis points greater or lesser than the benchmark — on individual stocks, to keep the tracking error low. We generally owned 850 to 900 stocks to retain the Fund’s enhanced index approach in implementation of the strategy.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Amphenol Corp., Class A	0.7%
2.	Intuitive Surgical, Inc.	0.7
3.	Everest Re Group Ltd. (Bermuda)	0.7
4.	Hologic, Inc.	0.6
5.	AGCO Corp.	0.6
6.	Cameron International Corp.	0.6
7.	SPX Corp.	0.6
8.	Lam Research Corp.	0.6
9.	Frontier Oil Corp.	0.6
10.	Henry Schein, Inc.	0.6

PORTFOLIO COMPOSITION BY SECTOR***

Industrials	17.0%
Information Technology	15.1
Financials	15.0
Consumer Discretionary	12.9
Health Care	12.3
Energy	9.4
Utilities	6.4
Materials	6.0
Consumer Staples	2.3
Telecommunication Services	0.5
Short-Term Investments	3.1

*	“S&P SmallCap 600”, “S&P MidCap 400” and “S&P 1000 Index” are registered service marks of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Fund. The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	07/31/98
Without Sales Charge		3.01%	15.81%	10.20%
With Sales Charge*		(2.41)	14.56	9.58
CLASS B SHARES	07/31/98
Without CDSC		2.36	14.98	9.68
With CDSC**		(2.64)	14.75	9.68
CLASS C SHARES	03/22/99
Without CDSC		2.28	14.96	9.37
With CDSC***		1.28	14.96	9.37
SELECT CLASS SHARES	07/31/98	3.33	16.11	10.49

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/98 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 1998. The performance includes the performance of the Pegasus Market Expansion Index before it consolidated with the Fund on March 22, 1999. Historical performance shown for Class C prior to its inception is based on performance of Class B. All prior class performance has been adjusted to reflect the differences in expenses and sales charges between the classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Market Expansion Index Fund, the S&P 1000 Index and the Lipper Mid-Cap Core Funds Index from July 31, 1998 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 1000 Index is an unmanaged index generally representative of the performance of small and mid-sized companies in the U.S. stock market and is a combination of the S&P MidCap 400 Index and the S&P SmallCap 600 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   5

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.0%
	Common Stocks — 99.0%
	Aerospace & Defense — 2.8%
123	Boeing Co.	10,794
64	General Dynamics Corp.	5,702
20	Goodrich Corp.	1,404
119	Honeywell International, Inc.	7,321
20	L-3 Communications Holdings, Inc.	2,122
55	Lockheed Martin Corp.	5,817
54	Northrop Grumman Corp.	4,237
22	Precision Castparts Corp.	3,050
68	Raytheon Co.	4,149
26	Rockwell Collins, Inc.	1,867
157	United Technologies Corp.	12,047
		58,510
	Air Freight & Logistics — 0.9%
27	CH Robinson Worldwide, Inc.	1,463
34	Expeditors International of Washington, Inc.	1,516
49	FedEx Corp.	4,391
167	United Parcel Service, Inc., Class B	11,833
		19,203
	Airlines — 0.1%
117	Southwest Airlines Co.	1,426
	Auto Components — 0.2%
38	Goodyear Tire & Rubber Co. (The) (a)	1,077
95	Johnson Controls, Inc.	3,408
		4,485
	Automobiles — 0.3%
336	Ford Motor Co. (a) (c)	2,261
90	General Motors Corp.	2,243
38	Harley-Davidson, Inc.	1,796
		6,300
	Beverages — 2.4%
117	Anheuser-Busch Cos., Inc.	6,116
14	Brown-Forman Corp., Class B	1,020
316	Coca-Cola Co. (The)	19,421
46	Coca-Cola Enterprises, Inc. (c)	1,186
31	Constellation Brands, Inc., Class A (a)	730
22	Molson Coors Brewing Co., Class B	1,123
22	Pepsi Bottling Group, Inc.	871
256	PepsiCo, Inc.	19,454
		49,921
	Biotechnology — 1.1%
173	Amgen, Inc. (a)	8,043
47	Biogen Idec, Inc. (a)	2,659
61	Celgene Corp. (a)	2,839
42	Genzyme Corp. (a)	3,152
148	Gilead Sciences, Inc. (a)	6,819
		23,512
	Building Products — 0.1%
59	Masco Corp.	1,269
27	Trane, Inc.	1,275
		2,544
	Capital Markets — 3.3%
31	American Capital Strategies Ltd. (c)	1,006
37	Ameriprise Financial, Inc.	2,035
181	Bank of New York Mellon Corp. (The)	8,841
18	Bear Stearns Cos., Inc. (The) (c)	1,622
149	Charles Schwab Corp. (The)	3,811
67	E*Trade Financial Corp. (a) (c)	240
14	Federated Investors, Inc., Class B	567
26	Franklin Resources, Inc.	2,946
63	Goldman Sachs Group, Inc. (The)	13,617
24	Janus Capital Group, Inc.	803
21	Legg Mason, Inc.	1,564
84	Lehman Brothers Holdings, Inc.	5,523
136	Merrill Lynch & Co., Inc.	7,317
169	Morgan Stanley	8,974
30	Northern Trust Corp.	2,333
61	State Street Corp.	4,993
42	T. Rowe Price Group, Inc.	2,560
		68,752
	Chemicals — 1.8%
34	Air Products & Chemicals, Inc.	3,383
9	Ashland, Inc.	423
150	Dow Chemical Co. (The)	5,928
143	E.l. du Pont de Nemours & Co.	6,312
13	Eastman Chemical Co.	788
28	Ecolab, Inc.	1,424
18	Hercules, Inc.	356
13	International Flavors & Fragrances, Inc.	623
87	Monsanto Co.	9,725
26	PPG Industries, Inc.	1,831
50	Praxair, Inc.	4,462
20	Rohm & Haas Co.	1,059
21	Sigma-Aldrich Corp. (c)	1,130
		37,444

SEE NOTES TO FINANCIAL STATEMENTS.

6   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Banks — 3.0%
87	BB&T Corp. (c)	2,683
24	Comerica, Inc.	1,047
31	Commerce Bancorp, Inc.	1,183
85	Fifth Third Bancorp	2,131
20	First Horizon National Corp. (c)	365
58	Huntington Bancshares, Inc.	860
62	KeyCorp	1,452
12	M&T Bank Corp.	971
41	Marshall & Ilsley Corp. (c)	1,085
101	National City Corp. (c)	1,661
56	PNC Financial Services Group, Inc.	3,654
111	Regions Financial Corp.	2,618
56	SunTrust Banks, Inc.	3,475
52	Synovus Financial Corp.	1,259
275	U.S. Bancorp	8,727
315	Wachovia Corp.	11,962
537	Wells Fargo & Co.	16,221
17	Zions Bancorp	803
		62,157
	Commercial Services & Supplies — 0.5%
46	Allied Waste Industries, Inc. (a)	508
17	Avery Dennison Corp. (c)	901
22	Cintas Corp.	723
21	Equifax, Inc. (c)	763
20	Monster Worldwide, Inc. (a) (c)	660
35	Pitney Bowes, Inc.	1,314
34	R.R. Donnelley & Sons Co.	1,290
26	Robert Half International, Inc.	693
81	Waste Management, Inc.	2,644
		9,496
	Communications Equipment — 2.5%
14	Ciena Corp. (a) (c)	467
966	Cisco Systems, Inc. (a)	26,151
251	Corning, Inc.	6,020
35	JDS Uniphase Corp. (a) (c)	465
83	Juniper Networks, Inc. (a)	2,757
364	Motorola, Inc.	5,834
261	QUALCOMM, Inc.	10,254
70	Tellabs, Inc. (a)	457
		52,405
	Computers & Peripherals — 4.5%
139	Apple, Inc. (a)	27,615
357	Dell, Inc. (a)	8,746
334	EMC Corp. (a)	6,191
411	Hewlett-Packard Co.	20,722
219	International Business Machines Corp.	23,718
15	Lexmark International, Inc., Class A (a)	526
55	Network Appliance, Inc. (a)	1,368
22	QLogic Corp. (a)	310
36	SanDisk Corp. (a)	1,205
132	Sun Microsystems, Inc. (a)	2,392
29	Teradata Corp. (a)	790
		93,583
	Construction & Engineering — 0.2%
14	Fluor Corp.	2,052
19	Jacobs Engineering Group, Inc. (a)	1,839
		3,891
	Construction Materials — 0.1%
17	Vulcan Materials Co.	1,363
	Consumer Finance — 0.7%
186	American Express Co.	9,686
62	Capital One Financial Corp.	2,941
76	Discover Financial Services	1,147
82	SLM Corp.	1,654
		15,428
	Containers & Packaging — 0.1%
16	Ball Corp.	720
16	Bemis Co., Inc. (c)	438
21	Pactiv Corp. (a)	554
26	Sealed Air Corp.	595
		2,307
	Distributors — 0.1%
27	Genuine Parts Co.	1,238
	Diversified Consumer Services — 0.1%
22	Apollo Group, Inc., Class A (a)	1,528
52	H&R Block, Inc. (c)	961
		2,489
	Diversified Financial Services — 4.4%
707	Bank of America Corp.	29,159
30	CIT Group, Inc.	726
795	Citigroup, Inc.	23,403
9	CME Group, Inc.	5,982
11	IntercontinentalExchange, Inc. (a)	2,132
535	JPMorgan Chase & Co. (q)	23,347
27	Leucadia National Corp. (c)	1,268

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   7

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Financial Services — Continued
34	Moody’s Corp. (c)	1,219
42	NYSE Euronext	3,703
		90,939
	Diversified Telecommunication Services — 3.2%
966	AT&T, Inc. (m)	40,134
18	CenturyTel, Inc.	729
52	Citizens Communications Co.	664
24	Embarq Corp.	1,205
250	Qwest Communications International, Inc. (a) (c)	1,753
460	Verizon Communications, Inc.	20,107
76	Windstream Corp.	989
		65,581
	Electric Utilities — 2.1%
26	Allegheny Energy, Inc. (c)	1,684
64	American Electric Power Co., Inc.	2,966
201	Duke Energy Corp.	4,050
52	Edison International	2,769
31	Entergy Corp.	3,699
105	Exelon Corp.	8,579
49	FirstEnergy Corp.	3,511
65	FPL Group, Inc.	4,393
32	Pepco Holdings, Inc.	935
16	Pinnacle West Capital Corp. (c)	678
59	PPL Corp.	3,087
41	Progress Energy, Inc.	1,999
121	Southern Co. (The)	4,686
		43,036
	Electrical Equipment — 0.5%
29	Cooper Industries Ltd., Class A	1,516
125	Emerson Electric Co.	7,102
24	Rockwell Automation, Inc.	1,639
		10,257
	Electronic Equipment & Instruments — 0.3%
62	Agilent Technologies, Inc. (a)	2,261
33	Jabil Circuit, Inc.	506
23	Molex, Inc.	615
79	Tyco Electronics Ltd. (Bermuda)	2,940
		6,322
	Energy Equipment & Services — 2.5%
51	Baker Hughes, Inc.	4,109
47	BJ Services Co.	1,131
23	ENSCO International, Inc.	1,375
140	Halliburton Co.	5,319
45	Nabors Industries Ltd. (Bermuda) (a)	1,235
57	National Oilwell Varco, Inc. (a)	4,172
43	Noble Corp.	2,412
18	Rowan Cos., Inc.	699
190	Schlumberger Ltd.	18,731
32	Smith International, Inc.	2,356
51	Transocean, Inc.	7,249
54	Weatherford International Ltd. (a)	3,684
		52,472
	Food & Staples Retailing — 2.4%
69	Costco Wholesale Corp.	4,822
235	CVS/Caremark Corp.	9,348
108	Kroger Co. (The)	2,897
70	Safeway, Inc.	2,410
34	SUPERVALU, Inc.	1,263
97	SYSCO Corp.	3,022
376	Wal-Mart Stores, Inc.	17,882
158	Walgreen Co.	6,013
22	Whole Foods Market, Inc. (c)	905
		48,562
	Food Products — 1.5%
102	Archer-Daniels-Midland Co.	4,753
35	Campbell Soup Co.	1,266
78	ConAgra Foods, Inc.	1,846
21	Dean Foods Co.	542
54	General Mills, Inc.	3,064
50	H.J. Heinz Co.	2,356
27	Hershey Co. (The) (c)	1,054
42	Kellogg Co.	2,203
246	Kraft Foods, Inc., Class A	8,039
20	McCormick & Co., Inc. (Non-Voting)	771
115	Sara Lee Corp.	1,852
44	Tyson Foods, Inc., Class A	668
35	Wm. Wrigley, Jr., Co.	2,031
		30,445
	Gas Utilities — 0.1%
7	Nicor, Inc. (c)	304
28	Questar Corp.	1,488
		1,792
	Health Care Equipment & Supplies — 1.7%
101	Baxter International, Inc.	5,861
39	Becton, Dickinson & Co.	3,246

SEE NOTES TO FINANCIAL STATEMENTS.

8   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
214	Boston Scientific Corp. (a)	2,485
79	Covidien Ltd. (Bermuda)	3,511
16	CR Bard, Inc.	1,538
25	Hospira, Inc. (a)	1,070
180	Medtronic, Inc.	9,050
55	St. Jude Medical, Inc. (a)	2,215
38	Stryker Corp.	2,833
20	Varian Medical Systems, Inc. (a)	1,039
37	Zimmer Holdings, Inc. (a)	2,472
		35,320
	Health Care Providers & Services — 2.4%
80	Aetna, Inc.	4,600
27	AmerisourceBergen Corp.	1,200
58	Cardinal Health, Inc.	3,325
44	Cigna Corp.	2,388
25	Coventry Health Care, Inc. (a)	1,461
40	Express Scripts, Inc. (a)	2,930
27	Humana, Inc. (a)	2,032
18	Laboratory Corp. of America Holdings (a) (c)	1,385
46	McKesson Corp.	3,019
43	Medco Health Solutions, Inc. (a)	4,318
22	Patterson Cos., Inc. (a)	756
25	Quest Diagnostics, Inc.	1,321
75	Tenet Healthcare Corp. (a) (c)	383
206	UnitedHealth Group, Inc.	11,975
91	WellPoint, Inc. (a)	7,981
		49,074
	Health Care Technology — 0.0% (g)
31	IMS Health, Inc.	712
	Hotels, Restaurants & Leisure — 1.4%
70	Carnival Corp.	3,094
23	Darden Restaurants, Inc.	626
30	Harrah’s Entertainment, Inc.	2,651
50	International Game Technology	2,206
50	Marriott International, Inc., Class A	1,701
188	McDonald’s Corp.	11,095
116	Starbucks Corp. (a)	2,381
32	Starwood Hotels & Resorts Worldwide, Inc.	1,396
14	Wendy’s International, Inc.	360
28	Wyndham Worldwide Corp.	667
81	Yum! Brands, Inc.	3,099
		29,276
	Household Durables — 0.4%
10	Black & Decker Corp.	694
19	Centex Corp. (c)	489
44	D.R. Horton, Inc. (c)	581
24	Fortune Brands, Inc.	1,760
10	Harman International Industries, Inc. (c)	710
12	KB Home (c)	265
27	Leggett & Platt, Inc. (c)	472
22	Lennar Corp., Class A (c)	397
44	Newell Rubbermaid, Inc.	1,151
34	Pulte Homes, Inc.	357
9	Snap-On, Inc. (c)	442
13	Stanley Works (The)	634
12	Whirlpool Corp. (c)	1,005
		8,957
	Household Products — 2.4%
22	Clorox Co.	1,437
81	Colgate-Palmolive Co.	6,328
67	Kimberly-Clark Corp.	4,672
495	Procter & Gamble Co.	36,307
		48,744
	Independent Power Producers & Energy Traders — 0.3%
107	AES Corp. (The) (a) (m)	2,279
29	Constellation Energy Group, Inc.	2,949
79	Dynegy, Inc., Class A (a)	564
		5,792
	Industrial Conglomerates — 3.6%
114	3M Co.	9,576
1,609	General Electric Co. (k)	59,653
40	Textron, Inc.	2,830
79	Tyco International Ltd. (Bermuda)	3,124
		75,183
	Insurance — 4.3%
52	ACE Ltd. (Bermuda)	3,242
78	Aflac, Inc. (m)	4,867
91	Allstate Corp. (The)	4,746
16	AMBAC Financial Group, Inc. (c)	411
404	American International Group, Inc.	23,544
47	AON Corp.	2,230
15	Assurant, Inc. (c)	1,017
61	Chubb Corp.	3,335
26	Cincinnati Financial Corp.	1,045
70	Genworth Financial, Inc., Class A	1,778
50	Hartford Financial Services Group, Inc.	4,357

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   9

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Insurance — Continued
43	Lincoln National Corp.	2,496
70	Loews Corp.	3,523
83	Marsh & McLennan Cos., Inc.	2,192
20	MBIA, Inc. (c)	373
118	MetLife, Inc.	7,267
42	Principal Financial Group, Inc.	2,867
111	Progressive Corp. (The) (c)	2,130
72	Prudential Financial, Inc.	6,726
15	Safeco Corp.	838
15	Torchmark Corp.	889
103	Travelers Cos., Inc. (The)	5,525
57	Unum Group	1,367
28	XL Capital Ltd., Class A (Bermuda)	1,428
		88,193
	Internet & Catalog Retail — 0.3%
49	Amazon.com, Inc. (a)	4,532
33	Expedia, Inc. (a) (c)	1,046
29	IAC/InterActiveCorp. (a) (c)	790
		6,368
	Internet Software & Services — 1.9%
26	Akamai Technologies, Inc. (a) (c)	915
181	eBay, Inc. (a)	6,009
37	Google, Inc., Class A (a)	25,489
35	VeriSign, Inc. (a) (c)	1,323
213	Yahoo!, Inc. (a)	4,950
		38,686
	IT Services — 0.8%
16	Affiliated Computer Services, Inc., Class A (a)	722
84	Automatic Data Processing, Inc.	3,731
46	Cognizant Technology Solutions Corp., Class A (a)	1,569
28	Computer Sciences Corp. (a)	1,371
21	Convergys Corp. (a)	341
82	Electronic Data Systems Corp.	1,690
27	Fidelity National Information Services, Inc.	1,130
26	Fiserv, Inc. (a)	1,455
53	Paychex, Inc.	1,923
6	Total System Services, Inc.	174
55	Unisys Corp. (a)	262
120	Western Union Co. (The)	2,903
		17,271
	Leisure Equipment & Products — 0.1%
14	Brunswick Corp. (c)	239
46	Eastman Kodak Co. (c)	1,003
23	Hasbro, Inc.	599
58	Mattel, Inc.	1,112
		2,953
	Life Sciences Tools & Services — 0.4%
27	Applera Corp. — Applied Biosystems Group	909
9	Millipore Corp. (a)	636
19	PerkinElmer, Inc.	491
67	Thermo Fisher Scientific, Inc. (a)	3,875
16	Waters Corp. (a)	1,264
		7,175
	Machinery — 1.9%
101	Caterpillar, Inc.	7,348
16	Cummins, Inc.	2,071
40	Danaher Corp. (c)	3,537
71	Deere & Co.	6,580
32	Dover Corp.	1,458
23	Eaton Corp.	2,262
66	Illinois Tool Works, Inc.	3,524
43	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	2,016
29	ITT Corp.	1,907
21	Manitowoc Co., Inc. (The)	1,009
59	PACCAR, Inc.	3,195
20	Pall Corp.	787
27	Parker Hannifin Corp.	2,017
16	Terex Corp. (a)	1,071
		38,782
	Media — 2.8%
109	CBS Corp., Class B	2,973
79	Clear Channel Communications, Inc.	2,737
489	Comcast Corp., Class A (a)	8,935
114	DIRECTV Group, Inc. (The) (a)	2,643
14	E.W. Scripps Co., Class A	642
37	Gannett Co., Inc.	1,442
75	Interpublic Group of Companies, Inc. (The) (a) (c)	609
52	McGraw-Hill Cos., Inc. (The)	2,295
6	Meredith Corp. (c)	332
23	New York Times Co. (The), Class A (c)	402
368	News Corp., Class A	7,547
52	Omnicom Group, Inc.	2,474
576	Time Warner, Inc.	9,502
104	Viacom, Inc., Class B (a)	4,589

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — Continued
303	Walt Disney Co. (The)	9,784
2	Washington Post Co. (The), Class B	1,197
		58,103
	Metals & Mining — 1.0%
135	Alcoa, Inc.	4,936
16	Allegheny Technologies, Inc. (c)	1,407
61	Freeport-McMoRan Copper & Gold, Inc.	6,230
72	Newmont Mining Corp.	3,513
46	Nucor Corp.	2,715
14	Titanium Metals Corp. (c)	369
19	United States Steel Corp.	2,274
		21,444
	Multi-Utilities — 1.1%
33	Ameren Corp. (c)	1,795
51	CenterPoint Energy, Inc. (c)	876
36	CMS Energy Corp.	623
43	Consolidated Edison, Inc.	2,112
93	Dominion Resources, Inc.	4,419
26	DTE Energy Co. (c)	1,146
12	Integrys Energy Group, Inc.	628
44	NiSource, Inc.	825
56	PG&E Corp.	2,429
40	Public Service Enterprise Group, Inc.	3,978
42	Sempra Energy	2,576
34	TECO Energy, Inc.	577
67	Xcel Energy, Inc.	1,509
		23,493
	Multiline Retail — 0.7%
14	Big Lots, Inc. (a) (c)	230
9	Dillard’s, Inc., Class A (c)	171
22	Family Dollar Stores, Inc. (c)	430
35	J.C. Penney Co., Inc.	1,553
50	Kohl’s Corp. (a)	2,288
69	Macy’s, Inc.	1,784
30	Nordstrom, Inc. (c)	1,099
12	Sears Holdings Corp. (a) (c)	1,185
132	Target Corp.	6,615
		15,355
	Office Electronics — 0.1%
147	Xerox Corp.	2,383
	Oil, Gas & Consumable Fuels — 10.2%
74	Anadarko Petroleum Corp.	4,878
53	Apache Corp.	5,671
72	Chesapeake Energy Corp.	2,835
336	Chevron Corp.	31,378
255	ConocoPhillips	22,490
29	Consol Energy, Inc.	2,066
71	Devon Energy Corp.	6,299
112	El Paso Corp.	1,923
39	EOG Resources, Inc.	3,496
870	Exxon Mobil Corp.	81,508
44	Hess Corp.	4,463
113	Marathon Oil Corp.	6,883
30	Murphy Oil Corp.	2,541
27	Noble Energy, Inc.	2,174
132	Occidental Petroleum Corp.	10,158
42	Peabody Energy Corp.	2,599
24	Range Resources Corp.	1,220
101	Spectra Energy Corp.	2,600
19	Sunoco, Inc.	1,356
22	Tesoro Corp.	1,040
88	Valero Energy Corp.	6,138
95	Williams Cos., Inc.	3,381
77	XTO Energy, Inc.	3,955
		211,052
	Paper & Forest Products — 0.3%
68	International Paper Co.	2,207
29	MeadWestvaco Corp.	921
33	Weyerhaeuser Co.	2,460
		5,588
	Personal Products — 0.2%
68	Avon Products, Inc.	2,700
18	Estee Lauder Cos., Inc. (The), Class A	791
		3,491
	Pharmaceuticals — 6.3%
246	Abbott Laboratories	13,816
49	Allergan, Inc.	3,140
17	Barr Pharmaceuticals, Inc. (a)	911
315	Bristol-Myers Squibb Co.	8,355
157	Eli Lilly & Co.	8,389
50	Forest Laboratories, Inc. (a)	1,810
456	Johnson & Johnson	30,393
39	King Pharmaceuticals, Inc. (a)	399
347	Merck & Co., Inc.	20,139

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   11

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — Continued
48	Mylan Laboratories, Inc. (c)	677
1,088	Pfizer, Inc.	24,719
258	Schering-Plough Corp.	6,871
17	Watson Pharmaceuticals, Inc. (a)	448
213	Wyeth	9,423
		129,490
	Real Estate Investment Trusts (REITs) — 1.0%
15	Apartment Investment & Management Co.	529
13	AvalonBay Communities, Inc. (c)	1,180
19	Boston Properties, Inc. (c)	1,744
20	Developers Diversified Realty Corp. (c)	749
43	Equity Residential	1,574
39	General Growth Properties, Inc. (c)	1,599
83	Host Hotels & Resorts, Inc. (c)	1,417
40	Kimco Realty Corp. (c)	1,465
27	Plum Creek Timber Co., Inc. (c)	1,263
41	ProLogis	2,599
20	Public Storage	1,455
36	Simon Property Group, Inc. (c)	3,084
21	Vornado Realty Trust	1,876
		20,534
	Real Estate Management & Development — 0.0% (g)
32	CB Richard Ellis Group, Inc., Class A (a) (c)	679
	Road & Rail — 0.8%
47	Burlington Northern Santa Fe Corp.	3,950
67	CSX Corp. (c)	2,944
62	Norfolk Southern Corp.	3,110
9	Ryder System, Inc. (c)	435
42	Union Pacific Corp.	5,253
		15,692
	Semiconductors & Semiconductor Equipment — 2.7%
96	Advanced Micro Devices, Inc. (a) (c)	721
53	Altera Corp.	1,033
48	Analog Devices, Inc.	1,531
219	Applied Materials, Inc.	3,897
75	Broadcom Corp., Class A (a)	1,958
931	Intel Corp.	24,821
29	KLA-Tencor Corp.	1,397
36	Linear Technology Corp. (c)	1,133
112	LSI Corp. (a) (c)	597
36	MEMC Electronic Materials, Inc. (a)	3,228
34	Microchip Technology, Inc.	1,072
121	Micron Technology, Inc. (a)	878
37	National Semiconductor Corp.	847
18	Novellus Systems, Inc. (a)	510
88	NVIDIA Corp. (a)	3,009
28	Teradyne, Inc. (a)	286
223	Texas Instruments, Inc.	7,436
47	Xilinx, Inc.	1,024
		55,378
	Software — 3.7%
91	Adobe Systems, Inc. (a)	3,904
37	Autodesk, Inc. (a)	1,829
31	BMC Software, Inc. (a)	1,111
62	CA, Inc.	1,557
30	Citrix Systems, Inc. (a)	1,148
46	Compuware Corp. (a)	405
50	Electronic Arts, Inc. (a)	2,929
53	Intuit, Inc. (a)	1,675
1,281	Microsoft Corp.	45,607
56	Novell, Inc. (a)	383
628	Oracle Corp. (a)	14,178
138	Symantec Corp. (a)	2,229
		76,955
	Specialty Retail — 1.5%
14	Abercrombie & Fitch Co., Class A	1,097
22	AutoNation, Inc. (a) (c)	344
7	AutoZone, Inc. (a)	843
42	Bed Bath & Beyond, Inc. (a)	1,239
56	Best Buy Co., Inc.	2,942
27	Circuit City Stores, Inc. (c)	113
25	GameStop Corp., Class A (a)	1,573
74	Gap, Inc. (The)	1,578
269	Home Depot, Inc. (c)	7,239
49	Limited Brands, Inc. (c)	937
233	Lowe’s Cos., Inc.	5,268
43	Office Depot, Inc. (a)	605
12	OfficeMax, Inc.	248
21	RadioShack Corp. (c)	352
17	Sherwin-Williams Co. (The) (c)	963
113	Staples, Inc.	2,598
22	Tiffany & Co. (c)	994
70	TJX Cos., Inc.	1,999
		30,932

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.4%
59	Coach, Inc. (a)	1,793
14	Jones Apparel Group, Inc. (c)	217
16	Liz Claiborne, Inc.	322
61	Nike, Inc., Class B	3,928
9	Polo Ralph Lauren Corp.	579
14	V.F. Corp.	963
		7,802
	Thrifts & Mortgage Finance — 0.7%
92	Countrywide Financial Corp. (c)	824
156	Fannie Mae	6,227
105	Freddie Mac	3,589
83	Hudson City Bancorp, Inc.	1,245
13	MGIC Investment Corp. (c)	292
57	Sovereign Bancorp, Inc. (c)	654
138	Washington Mutual, Inc. (c)	1,882
		14,713
	Tobacco — 1.4%
335	Altria Group, Inc.	25,349
27	Reynolds American, Inc. (c)	1,797
25	UST, Inc. (c)	1,367
		28,513
	Trading Companies & Distributors — 0.0% (g)
11	W.W. Grainger, Inc.	939
	Wireless Telecommunication Services — 0.4%
64	American Tower Corp., Class A (a)	2,746
453	Sprint Nextel Corp.	5,946
		8,692
	Total Long-Term Investments (Cost $993,534)	2,049,574
Short-Term Investment — 1.7%
	Investment Company — 1.7%
35,124	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $35,124)	35,124

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 2.4%
	Certificates of Deposit — 0.2%
1,000	Banco Espirito Santo e Comercial de Lisboa, (Portugal), 4.99%, 01/29/08	1,000
2,500	Calyon, New York, FRN, 4.40%, 03/15/10	2,492
		3,492
	Corporate Notes — 1.9%
5,500	BBVA Senior Finance S.A. (Spain), FRN, 5.18%, 03/12/10	5,475
5,000	Beta Finance, Inc., FRN, 4.38%, 02/20/09 (i) (s)	4,900
1,500	Caixa d’Estalvisde Catalunya, (Spain), FRN, 5.18%, 06/30/08	1,498
5,000	Dorada Finance, Inc., FRN, 4.37%, 01/14/08 (i) (s)	5,000
4,224	HBOS Treasury Services plc, (United Kingdom), FRN, 5.30%, 08/29/08	4,222
6,000	Metropolitan Life Global Funding I, FRN, 4.89%, 08/21/08	5,996
1,700	Monumental Global Funding III, FRN, 5.07%, 05/24/10	1,692
5,000	Nationwide Building Society (United Kingdom), FRN, 5.30%, 07/03/08	4,999
5,000	Pricoa Global Funding I, FRN, 4.86%, 09/26/08	4,983
		38,765
	Repurchase Agreements — 0.3%
7,109	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $7,111, collateralized by U.S. Government Agency Mortgages	7,109
106	Bear Stearns and Cos., Inc., 4.50%, dated 12/31/07, due 01/02/08, repurchase price $107, collateralized by U.S. Government Agency Mortgages	106
		7,215
	Total Investments of Cash Collateral for Securities on Loan (Cost $49,472)	49,472
	Total Investments — 103.1% (Cost $1,078,130)	2,134,170
	Liabilities in Excess of Other Assets — (3.1)%	(63,715)
	NET ASSETS — 100.0%	$2,070,455

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   13

JPMorgan Equity Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
43	S&P 500 Index	March, 2008	$15,880	$33

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.3%
	Common Stocks — 97.3%
	Aerospace & Defense — 1.4%
11	AAR Corp. (a) (m)	416
10	Alliant Techsystems, Inc. (a)	1,122
4	Applied Signal Technology, Inc.	58
37	BE Aerospace, Inc. (a)	1,953
17	Ceradyne, Inc. (a)	811
7	Cubic Corp.	293
10	Curtiss-Wright Corp. (c)	494
48	DRS Technologies, Inc.	2,592
3	Esterline Technologies Corp. (a)	151
21	GenCorp, Inc. (a)	242
7	Teledyne Technologies, Inc. (a)	393
10	Triumph Group, Inc. (c)	862
		9,387
	Air Freight & Logistics — 0.1%
11	Forward Air Corp. (c)	346
14	Hub Group, Inc., Class A (a)	380
		726
	Airlines — 0.4%
30	Alaska Air Group, Inc. (a)	752
10	Frontier Airlines Holdings, Inc. (a) (c)	51
11	Mesa Air Group, Inc. (a)	34
77	SkyWest, Inc.	2,059
		2,896
	Auto Components — 0.8%
37	BorgWarner, Inc.	1,802
5	Drew Industries, Inc. (a)	125
73	Gentex Corp.	1,300
60	Lear Corp. (a) (c)	1,646
14	Modine Manufacturing Co.	238
12	Spartan Motors, Inc. (c)	92
5	Standard Motor Products, Inc. (c)	38
10	Superior Industries International, Inc. (c)	178
		5,419
	Automobiles — 0.2%
5	Coachmen Industries, Inc.	31
22	Fleetwood Enterprises, Inc. (a) (c)	133
11	Monaco Coach Corp. (c)	98
22	Thor Industries, Inc. (c)	848
14	Winnebago Industries, Inc. (c)	290
		1,400
	Beverages — 0.2%
4	Boston Beer Co., Inc., Class A (a)	154
33	PepsiAmericas, Inc.	1,110
		1,264
	Biotechnology — 0.8%
25	ArQule, Inc. (a) (c)	143
3	Cephalon, Inc. (a) (c)	188
12	LifeCell Corp. (a) (c)	530
10	Martek Biosciences Corp. (a) (c)	287
19	Millennium Pharmaceuticals, Inc. (a)	278
90	PDL BioPharma, Inc. (a)	1,582
24	Savient Pharmaceuticals, Inc. (a) (c)	553
64	Vertex Pharmaceuticals, Inc. (a) (c)	1,479
		5,040
	Building Products — 0.5%
9	Apogee Enterprises, Inc.	159
12	Gibraltar Industries, Inc.	186
11	Griffon Corp. (a)	134
49	Lennox International, Inc.	2,048
21	NCI Building Systems, Inc. (a) (c)	597
15	Universal Forest Products, Inc. (c)	441
		3,565
	Capital Markets — 1.3%
33	Eaton Vance Corp.	1,485
41	Investment Technology Group, Inc. (a)	1,958
22	LaBranche & Co., Inc. (a)	110
18	optionsXpress Holdings, Inc. (c)	598
13	Piper Jaffray Cos. (a) (c)	614
90	Raymond James Financial, Inc.	2,944
8	SEI Investments Co.	273
9	SWS Group, Inc.	108
9	TradeStation Group, Inc. (a) (c)	131
		8,221
	Chemicals — 3.0%
10	A Schulman, Inc.	220
14	Airgas, Inc.	730
7	Arch Chemicals, Inc.	269
36	Cabot Corp.	1,205
17	CF Industries Holdings, Inc.	1,881
11	Cytec Industries, Inc.	677
19	Ferro Corp.	395
14	FMC Corp.	764
14	Georgia Gulf Corp. (c)	94
37	H.B. Fuller Co.	839
47	Lubrizol Corp.	2,522

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   15

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Chemicals — Continued
4	Material Sciences Corp. (a)	28
97	Olin Corp.	1,878
39	OM Group, Inc. (a)	2,234
29	Omnova Solutions, Inc. (a)	129
2	Penford Corp.	50
31	PolyOne Corp. (a) (c)	203
3	Quaker Chemical Corp.	60
58	RPM International, Inc.	1,169
26	Scotts Miracle-Gro Co. (The), Class A	986
17	Sensient Technologies Corp.	487
50	Terra Industries, Inc. (a)	2,397
9	Tronox, Inc., Class B	78
14	Zep, Inc. (a) (c)	193
		19,488
	Commercial Banks — 3.6%
7	Alabama National Bancorporation	538
59	Associated Banc-Corp.	1,607
45	Bank of Hawaii Corp.	2,310
13	Boston Private Financial Holdings, Inc. (c)	364
12	Cascade Bancorp (c)	161
20	Cathay General Bancorp (c)	520
12	Central Pacific Financial Corp. (c)	220
19	Chittenden Corp.	660
12	City National Corp.	688
85	Colonial BancGroup, Inc. (The) (c)	1,155
7	Columbia Banking System, Inc. (c)	207
12	Community Bank System, Inc. (c)	238
25	Cullen/Frost Bankers, Inc.	1,251
54	East West Bancorp, Inc.	1,310
32	First Bancorp (c)	236
29	First Commonwealth Financial Corp. (c)	307
13	First Financial Bancorp (c)	151
5	First Indiana Corp.	171
16	Frontier Financial Corp. (c)	295
19	Glacier Bancorp, Inc. (c)	352
10	Hancock Holding Co. (c)	377
16	Hanmi Financial Corp. (c)	134
8	Independent Bank Corp. (c)	75
10	Irwin Financial Corp. (c)	74
9	Nara Bancorp, Inc. (c)	106
8	PrivateBancorp, Inc. (c)	250
13	Prosperity Bancshares, Inc. (c)	374
12	Provident Bankshares Corp. (c)	266
12	Signature Bank (a)	401
11	South Financial Group, Inc. (The) (c)	175
8	Sterling Bancorp	105
21	Sterling Bancshares, Inc.	235
20	Sterling Financial Corp.	333
18	Susquehanna Bancshares, Inc. (c)	341
34	SVB Financial Group (a) (c)	1,720
85	TCF Financial Corp.	1,530
14	UMB Financial Corp.	536
24	Umpqua Holdings Corp. (c)	369
17	United Bancshares, Inc. (c)	490
15	United Community Banks, Inc. (c)	230
31	Webster Financial Corp.	1,000
24	Whitney Holding Corp. (c)	640
27	Wilmington Trust Corp.	951
6	Wilshire Bancorp, Inc. (c)	49
6	Wintrust Financial Corp. (c)	204
		23,706
	Commercial Services & Supplies — 4.3%
16	ABM Industries, Inc.	329
37	Administaff, Inc. (c)	1,033
2	Angelica Corp.	41
13	Bowne & Co., Inc. (c)	237
6	CDI Corp. (c)	153
13	ChoicePoint, Inc. (a)	465
5	Consolidated Graphics, Inc. (a)	220
35	Copart, Inc. (a)	1,485
36	Corporate Executive Board Co.	2,184
63	Deluxe Corp.	2,077
26	Dun & Bradstreet Corp.	2,304
9	G&K Services, Inc., Class A	327
13	Healthcare Services Group, Inc. (c)	283
7	Heidrick & Struggles International, Inc. (c)	264
52	Herman Miller, Inc.	1,689
11	HNI Corp. (c)	391
17	Interface, Inc., Class A	274
13	Kelly Services, Inc., Class A (c)	247
18	Korn/Ferry International (a)	337
60	Manpower, Inc.	3,394
14	Mobile Mini, Inc. (a)	257
20	Navigant Consulting, Inc. (a) (c)	275
10	On Assignment, Inc. (a)	71
53	Republic Services, Inc.	1,651
17	Rollins, Inc.	318
9	School Specialty, Inc. (a) (c)	318

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Commercial Services & Supplies — Continued
20	Spherion Corp. (a)	148
11	Standard Register Co. (The) (c)	133
41	Stericycle, Inc. (a)	2,424
26	TeleTech Holdings, Inc. (a)	546
38	TrueBlue, Inc. (a)	551
21	United Stationers, Inc. (a)	951
8	Viad Corp.	263
8	Volt Information Sciences, Inc. (a) (c)	137
57	Waste Connections, Inc. (a)	1,763
17	Watson Wyatt Worldwide, Inc., Class A (c)	782
		28,322
	Communications Equipment — 1.9%
151	3Com Corp. (a)	684
47	ADC Telecommunications, Inc. (a) (c)	737
163	Arris Group, Inc. (a) (c)	1,623
4	Bel Fuse, Inc., Class B (c)	110
7	Black Box Corp.	237
10	Blue Coat Systems, Inc. (a)	331
59	CommScope, Inc. (a)	2,904
8	Comtech Telecommunications Corp. (a)	457
10	Digi International, Inc. (a) (c)	149
13	Ditech Networks, Inc. (a) (c)	44
14	Dycom Industries, Inc. (a) (c)	367
58	Foundry Networks, Inc. (a)	1,008
24	Harmonic, Inc. (a) (c)	247
25	Harris Corp.	1,541
13	NETGEAR, Inc. (a)	481
13	Network Equipment Technologies, Inc. (a) (c)	106
11	PC-Tel, Inc. (a)	75
20	Plantronics, Inc. (c)	516
18	Polycom, Inc. (a)	495
18	Symmetricom, Inc. (a) (c)	87
5	Tollgrade Communications, Inc. (a)	44
9	ViaSat, Inc. (a)	294
		12,537
	Computers & Peripherals — 1.0%
44	Adaptec, Inc. (a)	150
10	Hutchinson Technology, Inc. (a) (c)	268
9	Intevac, Inc. (a) (c)	127
82	NCR Corp. (a)	2,066
12	Novatel Wireless, Inc. (a)	189
40	Palm, Inc. (c)	253
8	Stratasys, Inc. (a) (c)	216
10	Synaptics, Inc. (a) (c)	395
104	Western Digital Corp. (a)	3,130
		6,794
	Construction & Engineering — 1.0%
93	EMCOR Group, Inc. (a)	2,191
8	Granite Construction, Inc.	282
9	Insituform Technologies, Inc. (a) (c)	129
16	KBR, Inc. (a)	625
28	Shaw Group, Inc. (The) (a)	1,668
26	URS Corp. (a)	1,432
		6,327
	Construction Materials — 0.4%
18	Headwaters, Inc. (a) (c)	206
18	Martin Marietta Materials, Inc. (c)	2,358
—(h)	Vulcan Materials Co.	37
		2,601
	Consumer Finance — 0.3%
74	AmeriCredit Corp. (a) (c)	952
11	Cash America International, Inc. (c)	365
11	First Cash Financial Services, Inc. (a)	163
8	Rewards Network, Inc. (a)	41
7	World Acceptance Corp. (a) (c)	196
		1,717
	Containers & Packaging — 0.7%
21	AptarGroup, Inc. (c)	866
9	Caraustar Industries, Inc. (a)	28
5	Chesapeake Corp. (c)	26
11	Myers Industries, Inc.	156
20	Packaging Corp. of America	568
53	Rock-Tenn Co., Class A	1,340
32	Sonoco Products Co.	1,032
41	Temple-Inland, Inc.	847
		4,863
	Distributors — 0.0% (g)
8	Audiovox Corp. (a) (c)	99
11	Building Materials Holding Corp. (c)	62
		161
	Diversified Consumer Services — 1.7%
11	Bright Horizons Family Solutions, Inc. (a)	372
37	Career Education Corp. (a)	939
8	Coinstar, Inc. (a) (c)	219

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   17

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Diversified Consumer Services — Continued
5	CPI Corp. (c)	119
32	DeVry, Inc.	1,672
23	ITT Educational Services, Inc. (a)	1,983
13	Matthews International Corp., Class A	618
7	Pre-Paid Legal Services, Inc. (a)	361
37	Regis Corp.	1,027
112	Service Corp. International	1,571
54	Sotheby’s (c)	2,043
9	Universal Technical Institute, Inc. (a) (c)	151
		11,075
	Diversified Financial Services — 0.1%
9	Financial Federal Corp. (c)	206
14	Guaranty Financial Group, Inc. (a)	217
6	Portfolio Recovery Associates, Inc. (c)	249
		672
	Diversified Telecommunication Services — 0.1%
99	Cincinnati Bell, Inc. (a) (c)	471
22	General Communication, Inc., Class A (a) (c)	196
		667
	Electric Utilities — 1.4%
13	Allete, Inc. (c)	496
7	Central Vermont Public Service Corp. (c)	203
45	DPL, Inc.	1,320
20	El Paso Electric Co. (a)	512
21	Great Plains Energy, Inc. (c)	630
26	Idacorp, Inc.	919
59	Northeast Utilities	1,837
20	Pepco Holdings, Inc.	584
103	Sierra Pacific Resources	1,756
10	UIL Holdings Corp.	373
14	UniSource Energy Corp.	440
		9,070
	Electrical Equipment — 2.6%
47	A.O. Smith Corp. (c)	1,664
58	Acuity Brands, Inc.	2,618
7	Ametek, Inc.	330
46	Belden, Inc. (c)	2,037
10	C&D Technology, Inc. (a) (c)	64
48	Hubbell, Inc., Class B	2,479
11	Magnetek, Inc. (a)	47
52	Regal-Beloit Corp. (c)	2,339
27	Roper Industries, Inc.	1,681
55	Thomas & Betts Corp. (a)	2,707
16	Vicor Corp. (c)	254
11	Woodward Governor Co.	760
		16,980
	Electronic Equipment & Instruments — 2.6%
12	Agilysys, Inc.	183
96	Amphenol Corp., Class A	4,455
33	Arrow Electronics, Inc. (a)	1,288
96	Avnet, Inc. (a)	3,355
11	Bell Microproducts, Inc. (a) (c)	66
21	Brightpoint, Inc. (a)	324
14	Checkpoint Systems, Inc. (a)	367
18	Cognex Corp.	358
11	CTS Corp. (c)	109
9	Electro Scientific Industries, Inc. (a) (c)	179
6	FARO Technologies, Inc. (a)	176
19	Gerber Scientific, Inc. (a)	204
47	Ingram Micro, Inc. (a)	856
21	Insight Enterprises, Inc. (a) (c)	389
5	Keithley Instruments, Inc. (c)	50
35	KEMET Corp. (a) (c)	229
8	Littelfuse, Inc. (a)	258
8	LoJack Corp. (a) (c)	129
7	Mercury Computer Systems, Inc. (a)	116
12	Methode Electronics, Inc.	195
8	MTS Systems Corp. (c)	345
16	Newport Corp. (a) (c)	202
8	Park Electrochemical Corp.	237
10	Photon Dynamics, Inc. (a) (c)	81
6	Planar Systems, Inc. (a)	36
7	Radisys Corp. (a) (c)	97
10	ScanSource, Inc. (a) (c)	338
7	SYNNEX Corp. (a)	131
13	Tech Data Corp. (a)	477
5	Technitrol, Inc.	143
17	TTM Technologies, Inc. (a)	198
121	Vishay Intertechnology, Inc. (a)	1,381
7	X-Rite, Inc. (a) (c)	80
		17,032
	Energy Equipment & Services — 5.4%
16	Atwood Oceanics, Inc. (a) (c)	1,647
9	Basic Energy Services, Inc. (a) (c)	196
9	Bristow Group, Inc. (a)	527
80	Cameron International Corp. (a)	3,860

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Energy Equipment & Services — Continued
26	Exterran Holdings, Inc. (a) (c)	2,106
38	FMC Technologies, Inc. (a)	2,157
57	Grant Prideco, Inc. (a)	3,170
4	Gulf Island Fabrication, Inc.	138
23	Helix Energy Solutions Group, Inc. (a)	961
48	Helmerich & Payne, Inc.	1,923
10	Hornbeck Offshore Services, Inc. (a) (c)	450
29	ION Geophysical Corp. (a) (c)	463
6	Lufkin Industries, Inc. (c)	334
10	Matrix Service Co. (a)	212
7	NATCO Group, Inc. (a)	381
142	Patterson-UTI Energy, Inc. (c)	2,778
20	Pioneer Drilling Co (a)	234
82	Pride International, Inc. (a)	2,793
20	SEACOR Holdings, Inc. (a)	1,839
83	Superior Energy Services, Inc. (a)	2,862
6	Superior Well Services, Inc. (a)	136
54	Tidewater, Inc. (c)	2,935
48	Unit Corp. (a)	2,199
18	W-H Energy Services, Inc. (a)	1,016
		35,317
	Food & Staples Retailing — 0.4%
7	Andersons, Inc.	306
11	BJ’s Wholesale Club, Inc. (a)	365
31	Casey’s General Stores, Inc.	930
4	Nash Finch Co. (c)	137
13	Performance Food Group Co. (a)	354
5	Ruddick Corp.	190
9	Spartan Stores, Inc. (c)	198
		2,480
	Food Products — 0.6%
15	Flowers Foods, Inc.	342
15	Hain Celestial Group, Inc. (a) (c)	468
27	Hormel Foods Corp.	1,097
6	J&J Snack Foods Corp. (c)	179
9	JM Smucker Co. (The)	458
13	Lancaster Colony Corp. (c)	523
10	Lance, Inc. (c)	196
6	Sanderson Farms, Inc. (c)	213
11	Tootsie Roll Industries, Inc. (c)	301
11	TreeHouse Foods, Inc. (a)	245
		4,022
	Gas Utilities — 2.0%
77	Atmos Energy Corp.	2,145
36	Energen Corp.	2,297
9	Equitable Resources, Inc.	468
9	Laclede Group, Inc. (The)	292
38	National Fuel Gas Co. (c)	1,787
18	New Jersey Resources Corp. (c)	900
81	ONEOK, Inc.	3,635
12	South Jersey Industries, Inc.	416
6	UGI Corp.	156
29	WGL Holdings, Inc. (c)	960
		13,056
	Health Care Equipment & Supplies — 4.2%
4	Analogic Corp.	302
4	ArthroCare Corp. (a) (c)	187
20	Beckman Coulter, Inc.	1,470
9	BioLase Technology, Inc. (a)	21
12	CONMED Corp. (a)	274
22	Cooper Cos., Inc. (The) (c)	828
9	CryoLife, Inc. (a) (c)	74
9	Cyberonics, Inc. (a) (c)	116
5	Datascope Corp. (c)	177
77	Dentsply International, Inc.	3,475
41	Edwards Lifesciences Corp. (a)	1,901
26	Gen-Probe, Inc. (a)	1,641
9	Greatbatch, Inc. (a) (c)	172
24	Hillenbrand Industries, Inc. (c)	1,337
62	Hologic, Inc. (a) (c)	4,248
5	ICU Medical, Inc. (a) (c)	170
17	Immucor, Inc. (a) (c)	565
13	Intuitive Surgical, Inc. (a)	4,345
11	Invacare Corp. (c)	271
4	Kensey Nash Corp. (a)	134
21	Kinetic Concepts, Inc. (a)	1,133
16	Meridian Bioscience, Inc. (c)	485
11	Merit Medical Systems, Inc. (a)	147
5	Osteotech, Inc. (a)	40
7	Palomar Medical Technologies, Inc. (a) (c)	110
7	Possis Medical, Inc. (a)	97
18	Respironics, Inc. (a)	1,151
53	STERIS Corp.	1,523
6	SurModics, Inc. (a) (c)	332
8	Symmetry Medical, Inc. (a)	146

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   19

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Equipment & Supplies — Continued
13	Theragenics Corp. (a)	48
4	Vital Signs, Inc. (c)	219
		27,139
	Health Care Providers & Services — 3.8%
8	Amedisys, Inc. (a)	371
11	AMERIGROUP Corp. (a)	386
13	AMN Healthcare Services, Inc. (a) (c)	227
11	AmSurg Corp. (a)	303
92	Apria Healthcare Group, Inc. (a)	1,976
18	Centene Corp. (a)	491
22	Chemed Corp.	1,212
11	Cross Country Healthcare, Inc. (a) (c)	163
10	Gentiva Health Services, Inc. (a)	183
51	Health Net, Inc. (a)	2,470
26	HealthExtras, Inc. (a)	675
60	Henry Schein, Inc. (a)	3,674
11	Hooper Holmes, Inc. (a)	18
11	inVentiv Health, Inc. (a)	345
66	Kindred Healthcare, Inc. (a)	1,644
9	LCA-Vision, Inc. (c)	172
6	LHC Group, Inc. (a) (c)	145
34	LifePoint Hospitals, Inc. (a)	1,019
84	Lincare Holdings, Inc. (a)	2,937
8	Matria Healthcare, Inc. (a)	201
6	MedCath Corp. (a) (c)	135
5	Molina Healthcare, Inc. (a) (c)	191
14	Odyssey HealthCare, Inc. (a)	154
28	Owens & Minor, Inc.	1,190
14	Pediatrix Medical Group, Inc. (a)	953
5	PharMerica Corp. (a) (c)	65
47	PSS World Medical, Inc. (a) (c)	919
6	RehabCare Group, Inc. (a)	127
8	Res-Care, Inc. (a)	202
21	Sierra Health Services, Inc. (a)	863
28	Sunrise Senior Living, Inc. (a) (c)	873
13	WellCare Health Plans, Inc. (a)	568
		24,852
	Health Care Technology — 0.2%
16	Cerner Corp. (a)	880
14	Omnicell, Inc. (a) (c)	368
17	Phase Forward, Inc. (a)	368
		1,616
	Hotels, Restaurants & Leisure — 1.9%
12	Bob Evans Farms, Inc.	322
24	Boyd Gaming Corp.	813
64	Brinker International, Inc.	1,260
6	Buffalo Wild Wings, Inc. (a) (c)	146
12	California Pizza Kitchen, Inc. (a) (c)	185
45	CBRL Group, Inc.	1,462
13	Chipotle Mexican Grill, Inc., Class A (a) (c)	1,914
5	IHOP Corp. (c)	200
15	International Speedway Corp., Class A	599
66	Jack in the Box, Inc. (a)	1,708
8	Landry’s Restaurants, Inc. (c)	160
10	Marcus Corp.	149
4	Monarch Casino & Resort, Inc. (a) (c)	101
17	Multimedia Games, Inc. (a) (c)	141
6	O’Charleys, Inc.	93
13	Papa John’s International, Inc. (a)	304
5	Peet’s Coffee & Tea, Inc. (a) (c)	140
10	PF Chang’s China Bistro, Inc. (a) (c)	236
16	Pinnacle Entertainment, Inc. (a)	376
7	Red Robin Gourmet Burgers, Inc. (a) (c)	219
6	Ruth’s Chris Steak House (a) (c)	57
14	Shuffle Master, Inc. (a) (c)	173
49	Sonic Corp. (a)	1,080
9	Steak n Shake Co. (The) (a) (c)	100
22	Texas Roadhouse, Inc., Class A (a) (c)	238
26	Triarc Cos., Inc., Class B (c)	229
		12,405
	Household Durables — 1.4%
71	American Greetings Corp., Class A (c)	1,439
4	Basset Furniture Industries, Inc.	36
11	Blyth, Inc.	237
32	Champion Enterprises, Inc. (a) (c)	298
24	Ethan Allen Interiors, Inc. (c)	689
21	La-Z-Boy, Inc. (c)	165
5	Libbey, Inc. (c)	79
5	M/I Homes, Inc. (c)	53
5	Mohawk Industries, Inc. (a) (c)	398
2	National Presto Industries, Inc. (c)	119
6	NVR, Inc. (a) (c)	3,101
5	Russ Berrie & Co., Inc. (a) (c)	88
3	Skyline Corp.	81
38	Toll Brothers, Inc. (a) (c)	760

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Durables — Continued
35	Tupperware Brands Corp.	1,161
6	Universal Electronics, Inc. (a) (c)	192
		8,896
	Household Products — 0.6%
27	Central Garden and Pet Co., Class A (a) (c)	144
18	Church & Dwight Co., Inc.	971
22	Energizer Holdings, Inc. (a)	2,464
22	Spectrum Brands, Inc. (a) (c)	120
5	WD-40 Co.	198
		3,897
	Industrial Conglomerates — 0.2%
4	Standex International Corp.	74
21	Teleflex, Inc.	1,304
13	Tredegar Corp.	202
		1,580
	Insurance — 3.6%
90	American Financial Group, Inc.	2,602
26	Delphi Financial Group, Inc., Class A	926
42	Everest Re Group Ltd. (Bermuda)	4,265
72	Fidelity National Financial, Inc., Class A	1,056
28	First American Corp.	960
14	Hanover Insurance Group, Inc. (The)	643
22	HCC Insurance Holdings, Inc.	624
18	Horace Mann Educators Corp. (c)	336
8	Infinity Property & Casualty Corp. (c)	301
5	Navigators Group, Inc. (a)	332
45	Philadelphia Consolidated Holding Co. (a)	1,785
10	Presidential Life Corp.	169
13	ProAssurance Corp. (a)	735
20	Protective Life Corp.	817
2	RLI Corp.	130
6	Safety Insurance Group, Inc. (c)	213
1	SCPIE Holdings, Inc. (a)	39
53	StanCorp Financial Group, Inc.	2,658
7	Stewart Information Services Corp. (c)	195
9	Tower Group, Inc.	312
7	United Fire & Casualty Co. (c)	204
19	Unitrin, Inc.	902
77	W.R. Berkley Corp.	2,287
20	Zenith National Insurance Corp. (c)	896
		23,387
	Internet & Catalog Retail — 0.2%
6	Blue Nile, Inc. (a) (c)	389
19	NetFlix, Inc. (a) (c)	501
10	PetMed Express, Inc. (a) (c)	117
8	Stamps.com, Inc. (a)	97
		1,104
	Internet Software & Services — 0.5%
4	Bankrate, Inc. (a) (c)	192
12	DealerTrack Holdings, Inc. (a)	391
17	Digital River, Inc. (a)	551
11	InfoSpace, Inc. (c)	212
20	j2 Global Communications, Inc. (a) (c)	428
11	Knot, Inc. (The) (a) (c)	174
12	Perficient, Inc. (a)	184
25	United Online, Inc. (c)	300
37	ValueClick, Inc. (a)	812
19	Websense, Inc. (a) (c)	317
		3,561
	IT Services — 2.0%
28	Acxiom Corp.	325
27	Alliance Data Systems Corp. (a)	2,014
66	Broadridge Financial Solutions, Inc.	1,479
29	CACI International, Inc., Class A (a)	1,302
21	CIBER, Inc. (a)	128
77	CSG Systems International, Inc. (a)	1,140
26	CyberSource Corp. (a)	457
26	DST Systems, Inc. (a)	2,183
11	Gevity HR, Inc.	83
9	Global Payments, Inc.	405
8	Hewitt Associates, Inc., Class A (a)	310
8	Mantech International Corp., Class A (a)	356
9	MAXIMUS, Inc.	336
33	Metavante Technologies, Inc. (a)	768
18	MPS Group, Inc. (a)	198
12	NeuStar, Inc., Class A (a)	342
5	SI International, Inc. (a)	144
16	SRA International, Inc., Class A (a)	460
5	StarTek, Inc. (a)	45
7	SYKES Enterprises, Inc. (a)	124
16	Wright Express Corp. (a)	553
		13,152
	Leisure Equipment & Products — 0.6%
8	Arctic Cat, Inc. (c)	91
66	Callaway Golf Co. (c)	1,157

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   21

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Leisure Equipment & Products — Continued
9	JAKKS Pacific, Inc. (a) (c)	210
6	MarineMax, Inc. (a) (c)	97
14	Nautilus, Inc. (c)	66
41	Polaris Industries, Inc. (c)	1,975
9	RC2 Corp. (a) (c)	241
9	Sturm Ruger & Co., Inc. (a)	78
		3,915
	Life Sciences Tools & Services — 2.0%
11	Affymetrix, Inc. (a) (c)	264
8	Cambrex Corp.	64
37	Charles River Laboratories International, Inc. (a)	2,464
28	Covance, Inc. (a)	2,419
7	Dionex Corp. (a)	583
10	Enzo Biochem, Inc. (a) (c)	132
38	Invitrogen Corp. (a)	3,539
5	Kendle International, Inc. (a) (c)	245
8	Parexel International Corp. (a)	399
8	PharmaNet Development Group, Inc. (a) (c)	297
10	Techne Corp. (a)	659
14	Varian, Inc. (a)	902
9	Ventana Medical Systems, Inc. (a)	820
		12,787
	Machinery — 4.3%
62	AGCO Corp. (a)	4,236
13	Albany International Corp. (c)	493
6	Astec Industries, Inc. (a) (c)	241
7	ASV, Inc. (a) (c)	101
28	Barnes Group, Inc. (c)	921
4	Cascade Corp. (c)	198
29	Crane Co.	1,264
19	Donaldson Co., Inc.	904
8	EnPro Industries, Inc. (a) (c)	259
18	Federal Signal Corp. (c)	203
3	Flowserve Corp.	307
70	Gardner Denver, Inc. (a)	2,320
32	Harsco Corp.	2,051
18	Joy Global, Inc.	1,166
23	Kennametal, Inc.	881
—(h)	Lincoln Electric Holdings, Inc.	1
4	Lindsay Corp. (c)	287
4	Lydall, Inc. (a)	47
14	Mueller Industries, Inc.	392
23	Oshkosh Truck Corp.	1,110
28	Pentair, Inc.	959
5	Robbins & Myers, Inc.	368
37	SPX Corp.	3,856
47	Timken Co.	1,542
100	Trinity Industries, Inc. (c)	2,768
11	Wabash National Corp. (c)	88
19	Wabtec Corp.	671
20	Watts Water Technologies, Inc., Class A (c)	600
		28,234
	Marine — 0.2%
27	Kirby Corp. (a)	1,262
	Media — 0.6%
4	4Kids Entertainment, Inc. (a) (c)	47
12	Getty Images, Inc. (a)	355
25	Harte-Hanks, Inc. (c)	434
18	John Wiley & Sons, Inc., Class A	778
16	Lee Enterprises, Inc. (c)	227
27	Live Nation, Inc. (a) (c)	389
9	Media General, Inc., Class A (c)	189
33	Radio One, Inc., Class D (a) (c)	77
28	Scholastic Corp. (a)	983
15	Valassis Communications, Inc. (a) (c)	176
		3,655
	Metals & Mining — 1.8%
7	AM Castle & Co.	197
8	AMCOL International Corp. (c)	290
5	Brush Engineered Materials, Inc. (a) (c)	172
26	Carpenter Technology Corp.	1,919
17	Century Aluminum Co. (a)	919
3	Cleveland-Cliffs, Inc. (c)	277
47	Commercial Metals Co.	1,379
21	Quanex Corp. (c)	1,069
39	Reliance Steel & Aluminum Co.	2,097
42	Steel Dynamics, Inc.	2,494
49	Worthington Industries, Inc. (c)	883
		11,696
	Multi-Utilities — 3.0%
44	Alliant Energy Corp.	1,772
151	Aquila, Inc. (a)	562
37	Avista Corp. (c)	787
5	CH Energy Group, Inc. (c)	239
62	Energy East Corp.	1,693
124	MDU Resources Group, Inc. (c)	3,420

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Multi-Utilities — Continued
35	NSTAR	1,282
24	OGE Energy Corp.	858
42	PNM Resources, Inc.	907
45	Puget Energy, Inc.	1,225
79	SCANA Corp.	3,330
44	Vectren Corp.	1,278
41	Wisconsin Energy Corp.	1,980
		19,333
	Multiline Retail — 0.3%
24	99 Cents Only Stores (a) (c)	190
24	Big Lots, Inc. (a) (c)	383
45	Dollar Tree Stores, Inc. (a)	1,165
15	Fred’s, Inc., Class A (c)	142
12	Tuesday Morning Corp. (c)	63
		1,943
	Office Electronics — 0.2%
36	Zebra Technologies Corp., Class A (a)	1,256
	Oil, Gas & Consumable Fuels — 4.0%
106	Denbury Resources, Inc. (a)	3,162
27	Forest Oil Corp. (a)	1,374
92	Frontier Oil Corp.	3,714
68	Massey Energy Co.	2,419
44	Newfield Exploration Co. (a)	2,342
24	Noble Energy, Inc.	1,872
5	Overseas Shipholding Group	388
10	Patriot Coal Corp. (a)	416
23	Penn Virginia Corp. (c)	1,006
7	Petroleum Development Corp. (a)	391
9	Pioneer Natural Resources Co.	421
8	Plains Exploration & Production Co. (a)	422
13	Quicksilver Resources, Inc. (a)	760
58	Southwestern Energy Co. (a)	3,221
32	St. Mary Land & Exploration Co.	1,241
13	Stone Energy Corp. (a)	627
52	Swift Energy Co. (a) (c)	2,289
		26,065
	Paper & Forest Products — 0.1%
12	Buckeye Technologies, Inc. (a)	144
4	Deltic Timber Corp. (c)	202
6	Neenah Paper, Inc. (c)	175
5	Schweitzer-Mauduit International, Inc.	126
18	Wausau Paper Corp.	163
		810
	Personal Products — 0.4%
8	Chattem, Inc. (a) (c)	567
6	Mannatech, Inc. (c)	40
64	NBTY, Inc. (a)	1,745
4	USANA Health Sciences, Inc. (a) (c)	149
		2,501
	Pharmaceuticals — 1.4%
29	Alpharma, Inc., Class A (a)	594
6	Bradley Pharmaceuticals, Inc. (a)	112
92	Endo Pharmaceuticals Holdings, Inc. (a)	2,462
63	Medicis Pharmaceutical Corp., Class A (c)	1,636
38	MGI Pharma, Inc. (a)	1,546
7	Noven Pharmaceuticals, Inc. (a)	103
8	Par Pharmaceutical Cos., Inc. (a) (c)	199
15	Perrigo Co.	515
18	Salix Pharmaceuticals Ltd. (a) (c)	144
11	Sciele Pharma, Inc. (a) (c)	235
17	Sepracor, Inc. (a)	444
89	Valeant Pharmaceuticals International (a)	1,069
27	ViroPharma, Inc. (a) (c)	217
		9,276
	Real Estate Investment Trusts (REITs) — 5.0%
12	Acadia Realty Trust (c)	319
13	Alexandria Real Estate Equities, Inc. (c)	1,275
37	AMB Property Corp.	2,106
26	BioMed Realty Trust, Inc. (c)	602
20	BRE Properties, Inc.	822
22	Camden Property Trust	1,081
18	Colonial Properties Trust	415
17	Cousins Properties, Inc. (c)	383
37	DiamondRock Hospitality Co.	554
56	Duke Realty Corp.	1,471
8	EastGroup Properties, Inc. (c)	350
11	Entertainment Properties Trust	502
15	Equity One, Inc. (c)	343
9	Essex Property Trust, Inc.	881
25	Extra Space Storage, Inc.	358
22	Federal Realty Investment Trust	1,791
32	Health Care REIT, Inc. (c)	1,436
22	Highwoods Properties, Inc.	651
36	Hospitality Properties Trust	1,167
28	Inland Real Estate Corp. (c) (m)	396
13	Kilroy Realty Corp. (c)	738
11	Kite Realty Group Trust	175
29	Lexington Realty Trust (c)	417

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   23

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — Continued
35	Liberty Property Trust (c)	1,012
8	LTC Properties, Inc. (c)	195
28	Macerich Co. (The)	1,989
24	Mack-Cali Realty Corp.	827
13	Medical Properties Trust, Inc. (c) (m)	131
9	Mid-America Apartment Communities, Inc. (c)	401
21	National Retail Properties, Inc. (c)	492
36	Nationwide Health Properties, Inc. (c)	1,134
4	Parkway Properties, Inc. (c)	166
7	PS Business Parks, Inc.	346
30	Rayonier, Inc.	1,409
40	Realty Income Corp. (c)	1,081
26	Regency Centers Corp.	1,707
26	Senior Housing Properties Trust	599
6	Sovran Self Storage, Inc. (c)	228
12	Tanger Factory Outlet Centers (c)	469
55	UDR, Inc.	1,085
29	Weingarten Realty Investors	897
		32,401
	Real Estate Management & Development — 0.2%
14	Forestar Real Estate Group, Inc. (a)	320
15	Jones Lang LaSalle, Inc.	1,076
		1,396
	Road & Rail — 1.2%
8	Arkansas Best Corp. (c)	183
64	Avis Budget Group, Inc. (a)	831
29	Con-way, Inc.	1,216
43	J.B. Hunt Transport Services, Inc.	1,186
42	Kansas City Southern (a) (c)	1,454
31	Landstar System, Inc.	1,303
11	Old Dominion Freight Line, Inc. (a) (c)	261
63	YRC Worldwide, Inc. (a) (c)	1,083
		7,517
	Semiconductors & Semiconductor Equipment — 2.9%
9	Actel Corp. (a)	122
11	Advanced Energy Industries, Inc. (a)	139
26	AMIS Holdings, Inc. (a)	261
55	Axcelis Technologies, Inc. (a) (c)	254
53	Brooks Automation, Inc. (a) (c)	698
10	Cabot Microelectronics Corp. (a) (c)	358
7	Cohu, Inc.	105
31	Cymer, Inc. (a)	1,204
26	Cypress Semiconductor Corp. (a)	935
12	Diodes, Inc. (a)	364
12	DSP Group, Inc. (a)	147
17	Exar Corp. (a) (c)	132
50	Fairchild Semiconductor International, Inc. (a)	727
75	Integrated Device Technology, Inc. (a)	843
51	International Rectifier Corp. (a)	1,744
63	Intersil Corp., Class A	1,539
28	Kopin Corp. (a)	88
30	Kulicke & Soffa Industries, Inc. (a) (c)	205
88	Lam Research Corp. (a)	3,817
21	Micrel, Inc. (c)	181
13	Pericom Semiconductor Corp. (a) (c)	251
18	Photronics, Inc. (a) (c)	227
195	RF Micro Devices, Inc. (a)	1,111
6	Rudolph Technologies, Inc. (a)	66
30	Semtech Corp. (a)	467
40	Skyworks Solutions, Inc. (a)	337
9	Standard Microsystems Corp. (a) (c)	335
4	Supertex, Inc. (a) (c)	128
52	TriQuint Semiconductor, Inc. (a)	343
10	Ultratech, Inc. (a) (c)	108
35	Varian Semiconductor Equipment Associates, Inc. (a)	1,285
12	Veeco Instruments, Inc. (a) (c)	208
		18,729
	Software — 4.0%
98	Activision, Inc. (a)	2,908
6	Advent Software, Inc. (a) (c)	350
7	Ansoft Corp. (a)	178
18	Blackbaud, Inc.	501
180	Cadence Design Systems, Inc. (a)	3,058
21	Captaris, Inc. (a)	92
6	Catapult Communications Corp. (a)	42
22	Epicor Software Corp. (a) (c)	257
10	EPIQ Systems, Inc. (a) (c)	168
22	Factset Research Systems, Inc.	1,212
39	Fair Isaac Corp.	1,241
35	Informatica Corp. (a)	626
47	Jack Henry & Associates, Inc.	1,144
12	JDA Software Group, Inc. (a)	239
65	Macrovision Corp. (a) (c)	1,199
13	Manhattan Associates, Inc. (a) (c)	337
93	McAfee, Inc. (a)	3,486
11	MICROS Systems, Inc. (a)	795

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Software — Continued
13	Napster, Inc. (a) (c)	27
22	Parametric Technology Corp. (a)	398
6	Phoenix Technologies Ltd. (a)	78
17	Progress Software Corp. (a) (c)	572
6	Quality Systems, Inc. (c)	192
11	Radiant Systems, Inc. (a)	182
14	Secure Computing Corp. (a) (c)	130
12	Smith Micro Software, Inc. (a) (c)	100
9	Sonic Solutions, Inc. (a) (c)	95
9	SPSS, Inc. (a)	316
107	Sybase, Inc. (a)	2,799
118	Synopsys, Inc. (a)	3,059
14	Tyler Technologies, Inc. (a)	179
		25,960
	Specialty Retail — 3.9%
52	Advance Auto Parts, Inc.	1,964
120	Aeropostale, Inc. (a) (c)	3,169
138	American Eagle Outfitters, Inc.	2,873
3	AnnTaylor Stores Corp. (a)	78
35	Barnes & Noble, Inc.	1,217
9	Big 5 Sporting Goods Corp. (c)	132
69	Borders Group, Inc. (c)	740
69	Brown Shoe Co., Inc. (c)	1,052
12	Cato Corp. (The), Class A (c)	192
10	Charlotte Russe Holding, Inc. (a)	161
52	Charming Shoppes, Inc. (a) (c)	279
16	Christopher & Banks Corp. (c)	178
31	Dick’s Sporting Goods, Inc. (a) (c)	849
89	Dress Barn, Inc. (a) (c)	1,110
19	Finish Line, Inc., Class A	45
102	Foot Locker, Inc.	1,388
9	Genesco, Inc. (a)	357
20	Group 1 Automotive, Inc. (c)	479
14	Guess?, Inc.	538
51	Gymboree Corp. (a)	1,558
7	Haverty Furniture Cos., Inc. (c)	67
13	Hibbett Sports, Inc. (a) (c)	260
18	Hot Topic, Inc. (a)	105
6	Jo-Ann Stores, Inc. (a) (c)	84
6	Jos. A. Bank Clothiers, Inc. (a) (c)	174
6	Lithia Motors, Inc., Class A (c)	87
33	Men’s Wearhouse, Inc. (The)	895
6	Midas, Inc. (a)	91
22	Pep Boys-Manny, Moe & Jack (The) (c)	252
53	PetSmart, Inc.	1,252
65	Rent-A-Center, Inc. (a)	947
46	Ross Stores, Inc.	1,188
21	Select Comfort Corp. (a) (c)	149
10	Sonic Automotive, Inc., Class A (c)	199
15	Stage Stores, Inc. (c)	221
14	Stein Mart, Inc. (c)	65
33	Williams-Sonoma, Inc.	863
7	Zumiez, Inc. (a) (c)	172
		25,430
	Textiles, Apparel & Luxury Goods — 1.5%
4	Deckers Outdoor Corp. (a)	693
48	Fossil, Inc. (a)	2,028
13	Hanesbrands, Inc. (a)	363
22	Iconix Brand Group, Inc. (a) (c)	441
12	K-Swiss, Inc., Class A (c)	209
12	Kellwood Co.	206
8	Maidenform Brands, Inc. (a) (c)	105
8	Movado Group, Inc.	206
5	Oxford Industries, Inc. (c)	128
29	Phillips-Van Heusen Corp.	1,055
10	Skechers U.S.A., Inc., Class A (a)	203
6	UniFirst Corp. (c)	218
6	Volcom Inc. (a) (c)	130
66	Warnaco Group, Inc. (The) (a)	2,285
52	Wolverine World Wide, Inc.	1,283
		9,553
	Thrifts & Mortgage Finance — 1.1%
8	Anchor Bancorp Wisconsin, Inc. (c)	192
20	Astoria Financial Corp.	466
25	Bank Mutual Corp. (c)	266
21	BankAtlantic Bancorp, Inc., Class A (c)	86
12	BankUnited Financial Corp., Class A (c)	83
21	Brookline Bancorp, Inc. (c)	211
13	Corus Bankshares, Inc. (c)	139
13	Dime Community Bancshares	171
58	First Niagara Financial Group, Inc. (c)	693
13	FirstFed Financial Corp. (a) (c)	474
14	Flagstar Bancorp, Inc. (c)	95
10	Franklin Bank Corp. (a) (c)	42
31	Fremont General Corp. (a) (c)	108
113	New York Community Bancorp, Inc. (c)	1,981
58	PMI Group, Inc. (The)	775
38	Radian Group, Inc. (c)	447

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   25

JPMorgan Market Expansion Index Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Thrifts & Mortgage Finance — Continued
5	Triad Guaranty, Inc. (a) (c)	48
30	Trustco Bank Corp. (c)	301
22	Washington Federal, Inc.	457
		7,035
	Tobacco — 0.1%
23	Alliance One International, Inc. (a)	93
10	Universal Corp.	524
		617
	Trading Companies & Distributors — 0.7%
57	Applied Industrial Technologies, Inc.	1,642
7	Fastenal Co.	273
26	GATX Corp.	970
7	Kaman Corp. (c)	272
3	Lawson Products, Inc.	120
21	MSC Industrial Direct Co.	830
27	United Rentals, Inc. (a)	491
		4,598
	Water Utilities — 0.0% (g)
5	American States Water Co.	198
	Wireless Telecommunication Services — 0.4%
40	Telephone & Data Systems, Inc.	2,511
	Total Long-Term Investments (Cost $567,220)	635,072
Short-Term Investments — 3.1%
	Investment Company — 2.9%
18,936	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $18,936)	18,936

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
	U.S. Treasury Obligations — 0.2%
	U.S. Treasury Bills,
710	2.83%, 03/13/08 (k) (m) (n)	706
300	3.17%, 02/14/08 (c) (k) (m) (n)	299
175	3.72%, 01/17/08 (k) (m) (n) (Cost $1,180)	175
		1,180
	Total Short-Term Investments (Cost $20,116)	20,116

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 15.2%
	Certificates of Deposit — 1.4%
4,000	Calyon, New York, FRN, 4.40%, 03/15/10	3,987
5,400	Canadian Imperial Bank of Commerce, New York, FRN, 5.11%, 01/30/09	5,401
		9,388
	Corporate Notes — 12.6%
5,000	Banque Federative du Credit Mutuel (France), FRN, 5.21%, 08/01/08	4,984
8,000	BBVA U.S. Senior SAU (Spain), FRN, 5.18%, 03/12/10	7,963
9,200	Beta Finance, Inc., FRN, 4.37%, 01/15/08 (i) (s)	9,200
5,000	Caixa d’Estalvis de Catalunya (Spain), FRN, 5.18%, 06/30/08	4,995
8,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	7,893
5,000	Goldman Sachs Group, Inc. (The), FRN, 4.62%, 02/13/09	4,988
583	HBOS Treasury Services plc, (United Kingdom) FRN, 5.30%, 08/29/08	583
9,000	K2 (USA) LLC, FRN, 4.38%, 02/15/08 (i) (s)	9,000
6,000	Liberty Lighthouse U.S. Capital, FRN, 4.34%, 02/04/08	6,000
5,050	Macquarie Bank Ltd. (Australia), FRN, 4.95%, 08/20/08	5,047
5,000	Monumental Global Funding, FRN, 5.07%, 05/24/10	4,976
2,500	Monumental Global Funding II, FRN, 4.40%, 03/26/10	2,475
	Pricoa Global Funding I,
2,000	FRN, 4.41%, 12/15/09	1,992
5,000	FRN, 4.86%, 09/26/08	4,984
7,000	Sigma Finance, Inc., FRN, 4.37%, 01/17/08 (i) (s)	7,000
		82,080
	Repurchase Agreement — 1.2%
7,653	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $7,655, collateralized by U.S. Government Agency Mortgages	7,653
	Total Investments of Cash Collateral for Securities on Loan (Cost $99,121)	99,121
	Total Investments — 115.6% (Cost $686,457)	754,309
	Liabilities in Excess of Other Assets — (15.6)%	(101,513)
	NET ASSETS — 100.0%	$652,796

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

Futures Contracts

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
71	Mini Russell 2000 Index	March, 2008	$5,483	$77
136	E-mini S&P Mid Cap 400	March, 2008	11,761	58
				$135

ABBREVIATIONS:

(a)	—	Non-income producing security.

(b)	—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by JPMorgan Investment Advisors Inc.

(c)	—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(g)	—	Amount rounds to less than 0.1%.

(h)	—	Amount rounds to less than one thousand (shares or dollars).

(i)	—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(k)	—	Security is fully or partially segregated with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(m)	—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

(n)	—	The rate shown is the effective yield at the date of purchase.

(q)	—	Investment in affiliate. This security is included in an index in which the Portfolio, as an index fund, invests.

(s)	—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

FRN	—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   27

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Equity Index Fund	Market Expansion Index Fund
ASSETS:
Investments in non-affiliates, at value	$2,075,699	$735,373
Investments in affiliates, at value	58,471	18,936
Total investment securities, at value	2,134,170	754,309
Cash	2	4
Receivables:
Investment securities sold	538	241
Fund shares sold	34,644	1,255
Interest and dividends	3,041	600
Prepaid expenses and other assets	1	—	(b)
Total Assets	2,172,396	756,409

LIABILITIES:
Payables:
Investment securities purchased	48,019	2,957
Collateral for securities lending program	49,472	99,121
Fund shares redeemed	3,488	1,067
Variation margin on futures contracts	92	57
Accrued liabilities:
Investment advisory fees	87	142
Administration fees	11	58
Shareholder servicing fees	42	16
Distribution fees	264	43
Custodian and accounting fees	55	22
Trustees’ and Chief Compliance Officer’s fees	9	3
Other	402	127
Total Liabilities	101,941	103,613
Net Assets	$2,070,455	$652,796

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

	Equity Index Fund	Market Expansion Index Fund
NET ASSETS:
Paid in capital	$1,126,491	$570,670
Accumulated undistributed (distributions in excess of) net investment income	479	420
Accumulated net realized gains (losses)	(112,588)	13,719
Net unrealized appreciation (depreciation)	1,056,073	67,987
Total Net Assets	$2,070,455	$652,796

Net Assets:
Class A	$647,578	$71,500
Class B	107,168	21,563
Class C	86,147	20,474
Select Class	1,229,562	539,259
Total	$2,070,455	$652,796

Outstanding units of beneficial interest (shares)
$0.0001 par value; unlimited number of shares authorized):
Class A	19,403	6,649
Class B	3,224	2,054
Class C	2,591	2,019
Select Class	36,839	49,991

Net Asset Value:
Class A — Redemption price per share	$33.37	$10.75
Class B — Offering price per share (a)	33.24	10.50
Class C — Offering price per share (a)	33.26	10.14
Select Class — Offering and redemption price per share	33.38	10.79
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.22	$11.35

Cost of investments in non-affiliates	$1,029,479	$667,521
Cost of investments in affiliates	48,651	18,936
Market value of securities on loan	48,386	96,200

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   29

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

	Equity Index Fund	Market Expansion Index Fund
INVESTMENT INCOME:
Dividend income	$19,940	$4,178
Dividend income from affiliates (a)	880	219
Interest income	—	13
Income from securities lending (net)	164	354
Total investment income	20,984	4,764

EXPENSES:
Investment advisory fees	2,581	880
Administrative fees	1,012	345
Distribution fees:
Class A	810	97
Class B	462	92
Class C	336	88
Shareholder servicing fees:
Class A	810	97
Class B	154	30
Class C	112	29
Select Class	1,505	723
Custodian and accounting fees	139	47
Interest expense	36	6
Professional fees	38	23
Trustees’ and Chief Compliance Officer’s fees	13	4
Printing and mailing costs	69	21
Registration and filing fees	55	23
Transfer agent fees	878	179
Other	30	11
Total expenses	9,040	2,695
Less amounts waived	(5,058)	(776)
Less earnings credits	(6)	(3)
Less reimbursements for legal matters	— (b)	— (b)
Net expenses	3,976	1,916
Net investment income (loss)	17,008	2,848

REALIZED/ UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	45,751	43,846
Affiliated investments	334	—
Futures	242	(874)
Payment by affiliate (see Note 3)	87	4
Net realized gain (loss)	46,414	42,976
Change in net unrealized appreciation (depreciation) of:
Investments	(91,428)	(99,601)
Affiliated investments	(2,811)	—
Futures	88	348
Change in net unrealized appreciation (depreciation)	(94,151)	(99,253)
Net realized/unrealized gains (losses)	(47,737)	(56,277)
Change in net assets resulting from operations	$(30,729)	$(53,429)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,008	$33,801	$2,848	$5,943
Net realized gain (loss)	46,414	94,131	42,976	72,294
Change in net unrealized appreciation (depreciation)	(94,151)	265,552	(99,253)	41,285
Change in net assets resulting from operations	(30,729)	393,484	(53,429)	119,522

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(4,900)	(8,398)	(135)	(549)
From net realized gains	—	—	(9,911)	(5,714)
Class B Shares
From net investment income	(432)	(1,156)	—	(39)
From net realized gains	—	—	(3,162)	(2,155)
Class C Shares
From net investment income	(343)	(705)	—	(43)
From net realized gains	—	—	(3,093)	(1,809)
Select Class Shares
From net investment income	(10,564)	(23,481)	(1,721)	(5,323)
From net realized gains	—	—	(75,794)	(43,003)
Total distributions to shareholders	(16,239)	(33,740)	(93,816)	(58,635)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	33,509	(273,776)	81,487	(10,070)

NET ASSETS
Change in net assets	(13,459)	85,968	(65,758)	50,817
Beginning of period	2,083,914	1,997,946	718,554	667,737
End of period	$2,070,455	$2,083,914	$652,796	$718,554
Accumulated undistributed (distributions in excess of) net investment income	$479	$(290)	$420	$(572)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   31

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$130,342	$206,131	$9,851	$24,542
Dividends and distributions reinvested	4,694	8,011	8,553	5,568
Cost of shares redeemed	(96,154)	(128,173)	(13,693)	(29,711)
Change in net assets from Class A capital transactions	$38,882	$85,969	$4,711	$399
Class B
Proceeds from shares issued	$2,903	$9,051	$934	$1,838
Dividends and distributions reinvested	410	1,104	2,778	1,953
Cost of shares redeemed	(29,023)	(69,077)	(3,440)	(8,195)
Change in net assets from Class B capital transactions	$(25,710)	$(58,922)	$272	$(4,404)
Class C
Proceeds from shares issued	$6,188	$16,627	$2,552	$6,073
Dividends and distributions reinvested	231	508	2,038	1,286
Cost of shares redeemed	(10,322)	(20,813)	(4,223)	(5,913)
Change in net assets from Class C capital transactions	$(3,903)	$(3,678)	$367	$1,446
Select Class
Proceeds from shares issued	$284,197	$315,242	$89,443	$65,041
Dividends and distributions reinvested	5,131	10,131	40,973	22,162
Cost of shares redeemed	(265,088)	(622,518)	(54,279)	(94,714)
Change in net assets from Select Class capital transactions	$24,240	$(297,145)	$76,137	$(7,511)

Total change in net assets from capital transactions	$33,509	$(273,776)	$81,487	$(10,070)

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

	Equity Index Fund		Market Expansion Index Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	3,834	6,397	797	1,935
Reinvested	139	247	809	447
Redeemed	(2,840)	(4,005)	(1,056)	(2,319)
Change in Class A Shares	1,133	2,639	550	63
Class B
Issued	86	284	78	148
Reinvested	12	34	270	161
Redeemed	(860)	(2,177)	(279)	(653)
Change in Class B Shares	(762)	(1,859)	69	(344)
Class C
Issued	183	517	223	502
Reinvested	7	16	205	109
Redeemed	(308)	(659)	(353)	(486)
Change in Class C Shares	(118)	(126)	75	125
Select Class
Issued	8,384	9,773	7,412	5,146
Reinvested	152	315	3,865	1,780
Redeemed	(7,762)	(18,884)	(4,200)	(7,375)
Change in Select Class Shares	774	(8,796)	7,077	(449)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   33

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2007 (Unaudited)	$34.16	$0.27	(d)	$(0.80)	$(0.53)	$(0.26)	$—	$(0.26)
Year Ended June 30, 2007	28.90	0.48	(d)	5.28	5.76	(0.50)	—	(0.50)
Year Ended June 30, 2006	27.12	0.42	(d)	1.79	2.21	(0.43)	—	(0.43)
Year Ended June 30, 2005	26.06	0.45		1.06	1.51	(0.45)	—	(0.45)
Year Ended June 30, 2004	22.26	0.28		3.80	4.08	(0.28)	—	(0.28)
Year Ended June 30, 2003	22.60	0.25		(0.34)	(0.09)	(0.25)	—	(0.25)

Market Expansion Index Fund
Six Months Ended December 31, 2007 (Unaudited)	13.58	0.04	(d)	(1.10)	(1.06)	(0.02)	(1.75)	(1.77)
Year Ended June 30, 2007	12.47	0.09	(d)	2.13	2.22	(0.09)	(1.02)	(1.11)
Year Ended June 30, 2006	12.05	0.07		1.51	1.58	(0.08)	(1.08)	(1.16)
Year Ended June 30, 2005	10.72	0.05		1.51	1.56	(0.05)	(0.18)	(0.23)
Year Ended June 30, 2004	8.32	0.03		2.39	2.42	(0.02)	—	(0.02)
Year Ended June 30, 2003	8.58	0.02		(0.25)	(0.23)	(0.01)	(0.02)	(0.03)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

(e)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$33.37	(1.57	)%(e)	$647,578	0.45%	1.59%	0.97%	9%
34.16	20.02		624,107	0.45	1.50	0.94	9
28.90	8.19		451,728	0.45	1.47	0.98	10
27.12	5.80		440,531	0.52	1.61	0.95	11
26.06	18.38		487,351	0.60	1.11	0.89	5
22.26	(0.28)		423,696	0.60	1.21	0.95	7

10.75	(7.58	)(e)	71,500	0.70	0.65	0.94	36
13.58	18.69		82,813	0.70	0.72	0.94	44
12.47	13.63		75,282	0.66	0.62	0.95	53
12.05	14.66		61,153	0.75	0.53	0.94	64
10.72	29.16		38,952	0.77	0.35	1.03	52
8.32	(2.58)		16,565	0.82	0.35	1.19	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   35

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2007 (Unaudited)	$34.02	$0.14	(d)	$(0.79)	$(0.65)	$(0.13)	$—	$(0.13)
Year Ended June 30, 2007	28.78	0.23	(d)	5.26	5.49	(0.25)	—	(0.25)
Year Ended June 30, 2006	27.01	0.20	(d)	1.78	1.98	(0.21)	—	(0.21)
Year Ended June 30, 2005	25.95	0.17		1.13	1.30	(0.24)	—	(0.24)
Year Ended June 30, 2004	22.17	0.09		3.78	3.87	(0.09)	—	(0.09)
Year Ended June 30, 2003	22.50	0.10		(0.34)	(0.24)	(0.09)	—	(0.09)

Market Expansion Index Fund
Six Months Ended December 31, 2007 (Unaudited)	13.33	(0.01	)(d)	(1.07)	(1.08)	—	(1.75)	(1.75)
Year Ended June 30, 2007	12.28	—	(d)(e)	2.09	2.09	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.89	(0.01)		1.48	1.47	— (e)	(1.08)	(1.08)
Year Ended June 30, 2005	10.61	(0.02)		1.48	1.46	— (e)	(0.18)	(0.18)
Year Ended June 30, 2004	8.27	(0.03)		2.37	2.34	—	—	—
Year Ended June 30, 2003	8.58	(0.03)		(0.26)	(0.29)	—	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 33.24	(1.93	)%(f)	$107,168	1.20%	0.82%	1.47%	9%
34.02	19.12		135,620	1.20	0.75	1.44	9
28.78	7.35		168,233	1.20	0.72	1.49	10
27.01	5.02		246,159	1.27	0.87	1.55	11
25.95	17.47		349,686	1.35	0.37	1.55	5
22.17	(1.02)		342,599	1.35	0.46	1.60	7

10.50	(7.88	)(f)	21,563	1.44	(0.09)	1.44	36
13.33	17.82		26,451	1.43	(0.03)	1.43	44
12.28	12.81		28,614	1.40	(0.12)	1.45	53
11.89	13.84		26,820	1.44	(0.17)	1.54	64
10.61	28.30		22,459	1.52	(0.41)	1.68	52
8.27	(3.36)		13,116	1.57	(0.40)	1.82	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   37

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2007 (Unaudited)	$34.04	$0.14	(d)	$(0.79)	$(0.65)	$(0.13)	$—	$(0.13)
Year Ended June 30, 2007	28.81	0.24	(d)	5.25	5.49	(0.26)	—	(0.26)
Year Ended June 30, 2006	27.04	0.21	(d)	1.78	1.99	(0.22)	—	(0.22)
Year Ended June 30, 2005	25.99	0.21		1.08	1.29	(0.24)	—	(0.24)
Year Ended June 30, 2004	22.19	0.09		3.80	3.89	(0.09)	—	(0.09)
Year Ended June 30, 2003	22.53	0.09		(0.34)	(0.25)	(0.09)	—	(0.09)

Market Expansion Index Fund
Six Months Ended December 31, 2007 (Unaudited)	12.94	(0.01	)(d)	(1.04)	(1.05)	—	(1.75)	(1.75)
Year Ended June 30, 2007	11.96	—	(d)(e)	2.02	2.02	(0.02)	(1.02)	(1.04)
Year Ended June 30, 2006	11.60	(0.01)		1.45	1.44	— (e)	(1.08)	(1.08)
Year Ended June 30, 2005	10.36	(0.02)		1.44	1.42	— (e)	(0.18)	(0.18)
Year Ended June 30, 2004	8.08	(0.04)		2.32	2.28	—	—	—
Year Ended June 30, 2003	8.39	(0.03)		(0.26)	(0.29)	—	(0.02)	(0.02)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

(e)	Amount rounds to less than $0.01.

(f)	Includes a gain incurred resulting from a payment by affiliate. Without this gain, the total return would have been (1.94)%.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 33.26	(1.91	)%(f)	$86,147	1.20%	0.83%	1.47%	9%
34.04	19.11		92,205	1.20	0.75	1.44	9
28.81	7.36		81,673	1.20	0.72	1.48	10
27.04	5.02		94,025	1.27	0.86	1.55	11
25.99	17.51		120,502	1.35	0.36	1.54	5
22.19	(1.05)		105,797	1.35	0.46	1.60	7

10.14	(7.89	)(g)	20,474	1.44	(0.09)	1.44	36
12.94	17.75		25,149	1.43	(0.01)	1.44	44
11.96	12.88		21,753	1.40	(0.12)	1.45	53
11.60	13.80		19,793	1.44	(0.19)	1.54	64
10.36	28.22		16,679	1.53	(0.41)	1.68	52
8.08	(3.44)		10,698	1.57	(0.40)	1.82	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   39

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

					Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Equity Index Fund
Six Months Ended December 31, 2007 (Unaudited)	$34.16	$0.31	(d)	$(0.79)	$(0.48)	$(0.30)	$—	$(0.30)
Year Ended June 30, 2007	28.90	0.56	(d)	5.27	5.83	(0.57)	—	(0.57)
Year Ended June 30, 2006	27.12	0.49	(d)	1.79	2.28	(0.50)	—	(0.50)
Year Ended June 30, 2005	26.06	0.55		1.02	1.57	(0.51)	—	(0.51)
Year Ended June 30, 2004	22.26	0.34		3.80	4.14	(0.34)	—	(0.34)
Year Ended June 30, 2003	22.60	0.30		(0.34)	(0.04)	(0.30)	—	(0.30)

Market Expansion Index Fund
Six Months Ended December 31, 2007 (Unaudited)	13.61	0.06	(d)	(1.09)	(1.03)	(0.04)	(1.75)	(1.79)
Year Ended June 30, 2007	12.50	0.12	(d)	2.13	2.25	(0.12)	(1.02)	(1.14)
Year Ended June 30, 2006	12.07	0.10		1.52	1.62	(0.11)	(1.08)	(1.19)
Year Ended June 30, 2005	10.74	0.08		1.51	1.59	(0.08)	(0.18)	(0.26)
Year Ended June 30, 2004	8.33	0.06		2.40	2.46	(0.05)	—	(0.05)
Year Ended June 30, 2003	8.60	0.03		(0.25)	(0.22)	(0.03)	(0.02)	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculation based upon average shares outstanding.

(e)	Includes a gain resulting from a payment by affiliate. Without this gain, the total return would have been (1.45)%.

(f)	Includes a gain resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets, end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 33.38	(1.42	)%(e)	$1,229,562	0.20%	1.83%	0.72%	9%
34.16	20.31		1,231,982	0.20	1.75	0.69	9
28.90	8.45		1,296,312	0.20	1.72	0.73	10
27.12	6.06		1,072,290	0.27	1.91	0.62	11
26.06	18.67		1,948,823	0.35	1.37	0.54	5
22.26	(0.03)		1,737,838	0.35	1.46	0.60	7

10.79	(7.38	)(f)	539,259	0.45	0.91	0.69	36
13.61	18.92		584,141	0.45	0.97	0.69	44
12.50	13.96		542,088	0.41	0.87	0.70	53
12.07	14.89		518,295	0.50	0.76	0.63	64
10.74	29.54		250,765	0.52	0.60	0.68	52
8.33	(2.46)		113,512	0.57	0.59	0.82	54

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   41

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Equity Index Fund	Class A, Class B, Class C and Select Class
Market Expansion Index Fund	Class A, Class B, Class C and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Transactions with Affiliates

An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, Equity Index Fund assumes the following to be an affiliated issuer (amounts in thousands):

Affiliate	Value at June 30, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2007	Value at December 31, 2007
JPMorgan Chase & Co.	$25,593	$1,778	$1,547	$334	$400	535	$23,347

C. Restricted and Illiquid Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes repurchase agreements maturing in excess of seven days,

42   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the market value and percentage of net assets of illiquid securities as of December 31, 2007 (amounts in thousands):

	Market Value	Percentage
Equity Index Fund	$9,900	0.5%
Market Expansion Index Fund	25,200	3.9

D. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain the collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

E. Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

Index futures contracts are used to control the asset mix of the portfolio in the most efficient manner, allowing a Fund to adjust country exposures while incurring minimal transaction costs. Short index futures contracts are used for hedging purposes, i.e. to reduce the exposure to investments. Long index futures contracts are used to gain exposure to investments, when it is anticipated that this will be more efficient than buying investments directly.

As of December 31, 2007, the Funds had outstanding futures contracts as listed on their Schedules of Portfolio Investments.

F. Securities Lending — To generate additional income, each Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the following Funds had securities with the following market values on loan, received the following collateral and for the six months then ended, these Funds paid the following amounts to related party affiliates (amounts in thousands):

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   43

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

	Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
Equity Index Fund	$48,386	$49,472	$29
Market Expansion Index Fund	96,200	99,121	28

G.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

H. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

I. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

K. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Equity Index Fund	0.25%
Market Expansion Index Fund	0.25

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisor or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisor or their affiliates.

44   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007, were as follows (amounts in thousands):

Equity Index Fund	$16
Market Expansion Index Fund	7

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Equity Index Fund	$76	$122
Market Expansion Index Fund	4	38

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to an annual rate of 0.25% of the average daily net assets of each share class.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Equity Index Fund	0.45%	1.20%	1.20%	0.20%
Market Expansion Index Fund	0.82	1.57	1.57	0.57

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2008.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   45

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

For the six months ended December 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Equity Index Fund	$2,065	$679	$2,314	$5,058
Market Expansion Index Fund	—	—	376	376

	Voluntary Waivers
	Shareholder Servicing	Total
Market Expansion Index Fund	$400	$400

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Funds from the Funds’ Advisor. This payment results from the resolution of a Securities Exchange Commission (“SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMorgan Investment Advisors Inc.), with The One Group Services Company (”TOGSC“), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for the Funds. TOGSC served as the Funds’ or their predecessor’s Administrator until November 2000.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months ended, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2007, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Equity Index Fund	$208,140	$177,125
Market Expansion Index Fund	250,532	271,060

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Index Fund	$1,078,130	$1,104,675	$48,635	$1,056,040
Market Expansion Index Fund	686,457	119,946	52,094	67,852

46   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2007. Average borrowings from the Facility for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Equity Index Fund	$34,667	7	$36
Market Expansion Index Fund	3,946	9	5

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMorgan Investment Advisors Inc., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   47

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. The Reduced Rates Fund contained in this semi-annual report is the Equity Index Fund, and the Reduced Rate was implemented September 27, 2004.

48   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   49

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

50   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Equity Index Fund
Class A
Actual	$1,000.00	$984.30	$2.25	0.45%
Hypothetical	1,000.00	1,022.94	2.29	0.45
Class B
Actual	1,000.00	980.70	5.99	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Class C
Actual	1,000.00	980.90	5.99	1.20
Hypothetical	1,000.00	1,019.16	6.11	1.20
Select Class
Actual	1,000.00	985.80	1.00	0.20
Hypothetical	1,000.00	1,024.20	1.02	0.20

52   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio

Market Expansion Index Fund
Class A
Actual	$1,000.00	$924.20	$3.40	0.70%
Hypothetical	1,000.00	1,021.68	3.57	0.70
Class B
Actual	1,000.00	921.20	6.97	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Class C
Actual	1,000.00	921.20	6.97	1.44
Hypothetical	1,000.00	1,017.95	7.32	1.44
Select Class
Actual	1,000.00	926.20	2.18	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   53

BOARD OF APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that

54   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Index Fund and Market Expansion Index Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Equity Index Fund’s performance in the third quintile for Class A shares and in the second quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated

DECEMBER 31, 2007        JPMORGAN EQUITY FUNDS   55

BOARD OF APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Market Expansion Index Fund’s performance in the third, second and second quintiles for Class A shares and in the second quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Equity Index Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the first quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Market Expansion Index Fund’s net advisory fee for the Class A shares was in the first quintile and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

56   JPMORGAN EQUITY FUNDS        DECEMBER 31, 2007

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JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-INDEX-1207

SEMI-ANNUAL REPORT
SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

JPMorgan Funds

Investor

Funds

JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Investor Balanced Fund	2
JPMorgan Investor Conservative Growth Fund	4
JPMorgan Investor Growth Fund	6
JPMorgan Investor Growth & Income Fund	8
Schedules of Portfolio Investments	10
Financial Statements	14
Financial Highlights	22
Notes to Financial Statements	30
Trustees	37
Officers	39
Schedule of Shareholder Expenses	40
Board Approval of Investment Advisory Agreements	42

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Investor Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“The initial equity market optimism that followed the Fed’s 50-basis-point rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead.”

In a period characterized by mounting volatility, disarray in the credit and sub-prime mortgage markets, and decelerating economic growth, the bond market outperformed the stock market. Bonds, as measured by the Lehman Brothers U.S. Aggregate Bond Index, returned 5.93% for the six-month period, while stocks, as measured by the S&P 500 Index, returned –1.37%.

Housing, credit concerns plague markets

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Investors flee to Treasury market

Throughout the six-month period, the government segments of the fixed-income market provided a “safer haven” for investors than the volatile stock and credit markets. In particular, investors preferred the high quality of U.S. Treasury securities, which advanced 7.92% for the six months, as measured by the Lehman Brothers U.S. Treasury Index. Treasury securities were the top performers in the fixed-income market, while high-yield bonds were the worst, reflecting the scaling back in risk that occurred among investors throughout the year.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   1

JPMorgan Investor Balanced Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,936,825
Primary Benchmark	Lehman Brothers Intermediate Aggregate Bond Index
Supplemental Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Balanced Fund, which seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities,* returned 1.14%** (Select Class Shares) over the six months ended December 31, 2007. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities. As a result, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 5.73%, while the Fund’s supplemental benchmark, the Russell 3000 Index, returned –1.84%. The Fund’s composite benchmark returned 1.96%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation, consisting of 50% Lehman Brothers Intermediate Aggregate Bond Index and 50% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary and composite benchmarks for the period but outperformed its supplemental benchmark. The allocation to equity funds hindered the Fund and fell short of the composite and primary benchmarks. The allocation to fixed income funds helped the Fund exceed the supplemental benchmark return. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies.

The Fund had the following target allocations to underlying funds in the major asset classes: 43.0% to equity (including domestic and international funds); 39.0% to fixed income (including money market funds); and 18.0% to alternative investments (specifically, the JPMorgan High Yield Bond Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund and JPMorgan Emerging Markets Debt Fund). Collectively, the return for the portion of the Fund allocated to alternative investments performed better than the supplemental benchmark of –1.84%, but this allocation was not able to keep pace with the primary and composite benchmark returns of 5.73% and 1.96%, respectively.

Fund selection detracted from returns for the period, as the majority of funds representing equity and alternative investments underperformed their individual benchmarks. Our funds representing fixed income investments returned close to their benchmarks. Equity funds and funds using alternative investment strategies which constituted a target allocation of 61.0% of the Fund also detracted from the Fund’s performance versus the primary and composite benchmarks.

Notable outperformers during the period included the JPMorgan Large Cap Growth Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Intrepid Plus Fund and JPMorgan Ultra Short Duration Bond Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that invests equally in equity and fixed income securities, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-cap and international stocks.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund-specific benchmarks. We also assess our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will perform well over the long term — while maintaining a level of volatility that is similar to that of our blended benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

2   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		5.90%	9.38%	6.14%
With Sales Charge*		1.13	8.38	5.65
CLASS B SHARES	12/10/96
Without CDSC		5.27	8.67	5.52
With CDSC**		0.27	8.38	5.52
CLASS C SHARES	7/1/97
Without CDSC		5.27	8.66	5.40
With CDSC***		4.27	8.66	5.40
SELECT CLASS SHARES	12/10/96	6.15	9.66	6.42

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/97 to 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Balanced Fund, the Lehman Brothers Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark and the Lipper Mixed Asset Target Allocation Moderate Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark represents the total returns of the Lehman Brothers Intermediate Aggregate Bond Index (50%) and the Russell 3000 Index (50%). The Lipper Mixed Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   3

JPMorgan Investor Conservative Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$828,271
Primary Benchmark	Lehman Brothers Intermediate Aggregate Bond Index
Supplemental Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Conservative Growth Fund, which seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities,* returned 1.96%** (Select Class Shares) over the six months ended December 31, 2007. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in fixed income securities and 30% in equity securities. As a result, the Fund’s performance is compared to both broad-based fixed income and equity benchmarks. The Fund’s primary benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 5.73%, while the Fund’s supplemental benchmark, the Russell 3000 Index, returned –1.84%. The Fund’s composite benchmark returned 3.47%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation, consisting of 70% Lehman Brothers Intermediate Aggregate Bond Index and 30% Russell 3000 Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its primary and composite benchmarks for the period. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies. The Fund’s allocation to underlying equity funds hindered the Fund’s performance and fell short of the primary and composite benchmarks while the allocation to fixed income funds helped the Fund exceed the supplemental benchmark return.

The Fund had the following target allocations to underlying funds in the major asset classes: 23.0% to equity (including domestic and international funds); 60.5% to fixed income (including money market funds); and 16.5% to alternative investments (specifically, the JPMorgan High Yield Bond Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund and JPMorgan Emerging Markets Debt Fund). Collectively, the return for the portion of the Fund allocated to alternative investments exceeded the supplemental benchmark of –1.84%, but this allocation was not able to keep pace with the primary and composite benchmark returns of 5.73% and 3.47%, respectively.

Fund selection detracted from returns for the period, as the majority of funds representing equity and alternative investments underperformed their individual benchmarks. Our funds representing fixed income returned close to their benchmarks. Because equity funds and funds using alternative investment strategies constituted a target allocation of 39.5% of the Fund, the performance from this allocation underperformed relative to the primary benchmark.

Notable outperformers during the period included the JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Equity Fund and JPMorgan International Equity Index Fund, while the JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Intrepid Plus Fund and JPMorgan Ultra Short Duration Bond Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in fixed income securities and moderately in equity securities, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-cap and international stocks.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund-specific benchmarks. We also assess our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will perform well over the long term — while maintaining a level of volatility that is similar to that of our blended benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

4   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		5.18%	6.80%	5.30%
With Sales Charge*		0.48	5.81	4.82
CLASS B SHARES	12/10/96
Without CDSC		4.56	6.11	4.69
With CDSC**		(0.44)	5.79	4.69
CLASS C SHARES	7/1/97
Without CDSC		4.54	6.10	4.58
With CDSC***		3.54	6.10	4.58
SELECT CLASS SHARES	12/10/96	5.44	7.06	5.57

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/97 to 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Conservative Growth Fund, the Lehman Brothers Intermediate Aggregate Bond Index, the Russell 3000 Index, the Composite Benchmark, and the Lipper Mixed Asset Target Allocation Conservative Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Composite Benchmark represents the total returns of the Lehman Brothers Intermediate Aggregate Bond Index (70%) and the Russell 3000 Index (30%). The Lipper Mixed Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   5

JPMorgan Investor Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$1,500,007
Primary Benchmark	Russell 3000 Index
Supplemental Benchmark	Lehman Brothers Intermediate Aggregate Bond Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Growth Fund, which seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities,* returned –1.12%** (Select Class Shares) during the six months ended December 31, 2007. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 90% in equity securities and 10% in fixed income securities. As a result, the Fund’s performance is compared both to broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Russell 3000 Index, returned –1.84%, while the Fund’s supplemental benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 5.73%. The Fund’s composite benchmark returned –1.08%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 90% Russell 3000 Index and 10% Lehman Brothers Intermediate Aggregate Bond Index.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark, but underperformed its supplemental and composite benchmarks for the period. The allocation to fixed income funds strategies was the main source of outperformance compared to the primary benchmark. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies.

The Fund had the following target allocations to underlying funds in the major asset classes: 82% to equity (including domestic and international funds); 5% to fixed income (including money market funds); and 13% to alternative investments (specifically, the JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund, JPMorgan Emerging Market Debt Fund and JPMorgan High Yield Bond Fund). In aggregate, the return on our allocation to alternative investments exceeded the primary benchmark that returned –1.84%.

Fund selection contributed positively to performance. In aggregate, the underlying funds representing equity outperformed their individual benchmarks. The underlying funds representing fixed income returned close to their benchmarks and the alternative investment strategies underperformed their individual benchmarks. Because fixed income funds combined with funds using alternative investment strategies constituted a target allocation of 18% of the Fund, performance was above the primary benchmark.

Notable outperformers during the period included the JPMorgan Large Cap Growth Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S Equity Fund, while the JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Intrepid Plus Fund and JPMorgan Ultra Short Duration Bond Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in equity securities, such as international, small-, mid- and large-cap funds. Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-, small-cap and international stocks. In addition, the underlying funds in which the Fund invests utilized alternative investments.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund-specific benchmarks. We also assess our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will outperform our benchmarks and peer group over the long term — while maintaining a level of volatility that is similar to that of our benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

6   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		6.45%	13.29%	6.91%
With Sales Charge*		1.67	12.26	6.42
CLASS B SHARES	12/10/96
Without CDSC		5.86	12.57	6.28
With CDSC**		0.86	12.32	6.28
CLASS C SHARES	7/1/97
Without CDSC		5.91	12.58	6.16
With CDSC***		4.91	12.58	6.16
SELECT CLASS SHARES	12/10/96	6.75	13.57	7.18

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/97 to 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Growth Fund, the Russell 3000 Index, the Lehman Brothers Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Multi-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark represents the total returns of the Russell 3000 Index (90%) and the Lehman Brothers Intermediate Aggregate Bond Index (10%). The Lipper Multi-Cap Core Funds Index consists of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   7

JPMorgan Investor Growth & Income Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 10, 1996
Fiscal Year-End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$2,064,175
Primary Benchmark	Russell 3000 Index
Supplemental Benchmark	Lehman Brothers Intermediate Aggregate Bond Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Investor Growth & Income Fund, which seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities,* returned –0.03%** (Select Class Shares) over the six months ended December 31, 2007. The Fund’s allocation strategy is to achieve a long-term, risk-return profile similar to a fund that invests 70% in equity securities and 30% in fixed income securities. As a result, the Fund’s performance is compared to both broad-based equity and fixed income benchmarks. The Fund’s primary benchmark, the Russell 3000 Index, returned –1.84%, while the Fund’s supplemental benchmark, the Lehman Brothers Intermediate Aggregate Bond Index, returned 5.73%. The Fund’s composite benchmark returned 0.44%. The composite benchmark is a blend of the Fund’s fixed income and equity benchmarks that corresponds to the Fund’s model allocation and consists of 30% Lehman Brothers Intermediate Aggregate Bond Index and 70% Russell 3000 Index.

Q:WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its primary benchmark, yet underperformed its supplemental and composite benchmarks for the period. The Fund invests in underlying JPMorgan Funds that invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment-grade, high-yield bonds (also known as junk bonds) and market-neutral strategies. The Fund’s exposure to fixed income fund strategies was the primary reason for outperformance versus the primary benchmark.

The Fund had the following target allocations to underlying funds in the major asset classes: 63% to equity (including domestic and international funds); 19% to fixed income (including money market funds); and 18% to alternative investments (specifically, the JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Real Return Fund, JPMorgan Emerging Markets Debt Fund and JPMorgan High Yield Bond Fund). In aggregate, the return on our combined allocation to alternative investments exceeded the primary benchmark of –1.84%.

Fund selection contributed positively to performance. In aggregate, our funds representing equity funds outperformed their individual benchmarks. Our funds representing fixed income returned close to their benchmarks and the alternative investment strategies underperformed their individual benchmarks. Fixed income funds combined with funds using alternative investment strategies, which constituted a target allocation of 37% of the Fund, helped performance relative to the primary benchmark.

Notable outperformers during the period included the JPMorgan Large Cap Growth Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Equity Fund, while the JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Intrepid Plus Fund and JPMorgan Emerging Markets Debt Fund detracted from performance.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund was managed to achieve a long-term, risk-return profile similar to a fund that predominantly invests in equity securities and moderately in fixed income securities, diversifying among equity, core bonds and alternative investments (e.g., equity funds or fixed income funds that invest in high-yield and market-neutral strategies). Within each asset class, the underlying funds in which the Fund invests were further diversified among large-, mid-, small-cap and international stocks.

The Fund mix is well-diversified so that no single fund can have a significant influence on portfolio returns. We make investments for the Fund based on an evaluation of three components: fund selection, tactical asset allocation and strategic asset allocation. We evaluate fund selection by determining if the particular funds we picked outperformed their fund specific benchmarks. We also assess our tactical asset mix and strategic asset mix by evaluating the performance of the Fund against the blended performance of the Russell 3000 Index and the Lehman Brothers Intermediate Aggregate Bond Index. We determine the strategic weight for each asset class in the Fund by using both three- to five-year and 10- to 15-year outlooks. We remain focused on making investments that we believe will outperform our benchmarks and peer group over the long term — while maintaining a level of volatility that is similar to that of our benchmarks and our peer group.

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

8   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/10/96
Without Sales Charge		6.23%	11.44%	6.51%
With Sales Charge*		1.44	10.41	6.03
CLASS B SHARES	12/10/96
Without CDSC		5.64	10.72	5.90
With CDSC**		0.64	10.45	5.90
CLASS C SHARES	7/1/97
Without CDSC		5.60	10.73	5.78
With CDSC***		4.60	10.73	5.78
SELECT CLASS SHARES	12/10/96	6.48	11.74	6.79

*	Sales Charge for Class A Shares is 4.50%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE  (12/31/97 to 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Investor Growth & Income Fund, the Russell 3000 Index, the Lehman Brothers Intermediate Aggregate Bond Index, the Composite Benchmark and the Lipper Mixed Asset Target Allocation Growth Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices and the Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lehman Brothers Intermediate Aggregate Bond Index is comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Composite Benchmark represents the total returns of the Russell 3000 Index (70%) and the Lehman Brothers Intermediate Aggregate Bond Index (30%). The Lipper Mixed Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   9

JPMorgan Investor Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
20,735	JPMorgan Core Bond Fund, Select Class	223,933
32,451	JPMorgan Core Plus Bond Fund, Select Class	252,469
2,280	JPMorgan Emerging Markets Debt Fund, Select Class	19,288
14,168	JPMorgan Government Bond Fund, Select Class	145,792
19,325	JPMorgan High Yield Bond Fund, Select Class	153,631
2,784	JPMorgan Intermediate Bond Fund, Select Class	29,150
582	JPMorgan International Equity Fund, Select Class	18,588
4,387	JPMorgan International Equity Index Fund, Select Class	129,035
4,398	JPMorgan Intrepid America Fund, Select Class	120,631
2,718	JPMorgan Intrepid Growth Fund, Select Class	66,919
2,407	JPMorgan Intrepid Mid Cap Fund, Select Class	38,414
1,143	JPMorgan Intrepid Plus Fund, Select Class	19,331
1,066	JPMorgan Large Cap Growth Fund, Select Class (a)	22,303
6,968	JPMorgan Large Cap Value Fund, Select Class	88,700
41,506	JPMorgan Liquid Assets Money Market Fund, Institutional Class	41,507
7,080	JPMorgan Market Expansion Index Fund, Select Class	76,389
14,426	JPMorgan Multi-Cap Market Neutral Fund, Select Class	147,288
2,005	JPMorgan Real Return Fund, Select Class	19,426
7,286	JPMorgan Short Duration Bond Fund, Select Class	77,742
11,684	JPMorgan U.S. Equity Fund, Select Class	125,953
5,324	JPMorgan U.S. Large Cap Core Plus Fund, Select Class	110,685
1,021	JPMorgan Ultra Short Duration Bond Fund, Select Class	9,570
	Total Investments — 100.0% (Cost $1,804,019)	1,936,744
	Other Assets in Excess of Liabilities — 0.0% (g)	81
	NET ASSETS — 100.0%	$1,936,825

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(g)	— Amount rounds to less than 0.1%.

Allocation of Investments*

Taxable Fixed Income Funds	48.1%
Domestic Equity Funds	34.6
International Equity Funds	7.6
Specialty Funds	7.6
Money Market Funds	2.1

*	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

10   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

JPMorgan Investor Conservative Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.9% (b)
10,731	JPMorgan Core Bond Fund, Select Class	115,900
17,510	JPMorgan Core Plus Bond Fund, Select Class	136,224
972	JPMorgan Emerging Markets Debt Fund, Select Class	8,221
10,427	JPMorgan Government Bond Fund, Select Class	107,295
6,667	JPMorgan High Yield Bond Fund, Select Class	53,006
1,582	JPMorgan Intermediate Bond Fund, Select Class	16,562
800	JPMorgan International Equity Index Fund, Select Class	23,528
1,038	JPMorgan Intrepid America Fund, Select Class	28,462
749	JPMorgan Intrepid Growth Fund, Select Class	18,428
1,016	JPMorgan Intrepid Mid Cap Fund, Select Class	16,210
484	JPMorgan Intrepid Plus Fund, Select Class	8,185
1,242	JPMorgan Large Cap Value Fund, Select Class	15,805
26,576	JPMorgan Liquid Assets Money Market Fund, Institutional Class	26,576
6,123	JPMorgan Multi-Cap Market Neutral Fund, Select Class	62,514
850	JPMorgan Real Return Fund, Select Class	8,236
1,931	JPMorgan Short Duration Bond Fund, Select Class	20,606
3,238	JPMorgan U.S. Equity Fund, Select Class	34,910
1,946	JPMorgan U.S. Large Cap Core Plus Fund, Select Class	40,450
9,201	JPMorgan Ultra Short Duration Bond Fund, Select Class	86,212
	Total Investments — 99.9% (Cost $802,903)	827,330
	Other Assets in Excess of Liabilities — 0.1%	941
	NET ASSETS — 100.0%	$828,271

Percentages indicated are based on net assets.

ABBREVIATIONS:

(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

Allocation of Investments*

Taxable Fixed Income Funds	66.8%
Domestic Equity Funds	19.6
Specialty Funds	7.6
Money Market Funds	3.2
International Equity Funds	2.8

*	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   11

JPMorgan Investor Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.1% (b)
1,409	JPMorgan Core Bond Fund, Select Class	15,217
1,774	JPMorgan Emerging Markets Debt Fund, Select Class	15,013
2,945	JPMorgan Government Bond Fund, Select Class	30,304
5,629	JPMorgan High Yield Bond Fund, Select Class	44,749
1,829	JPMorgan International Equity Fund, Select Class	58,395
4,891	JPMorgan International Equity Index Fund, Select Class	143,850
5,183	JPMorgan Intrepid America Fund, Select Class	142,167
3,182	JPMorgan Intrepid Growth Fund, Select Class	78,340
5,645	JPMorgan Intrepid Mid Cap Fund, Select Class	90,091
896	JPMorgan Intrepid Plus Fund, Select Class	15,157
5,987	JPMorgan Large Cap Growth Fund, Select Class (a)	125,303
12,767	JPMorgan Large Cap Value Fund, Select Class	162,524
30,486	JPMorgan Liquid Assets Money Market Fund, Institutional Class	30,486
8,288	JPMorgan Market Expansion Index Fund, Select Class	89,428
11,260	JPMorgan Multi-Cap Market Neutral Fund, Select Class	114,967
1,569	JPMorgan Real Return Fund, Select Class	15,302
2,313	JPMorgan Small Cap Value Fund, Select Class	44,946
18,155	JPMorgan U.S. Equity Fund, Select Class	195,715
3,580	JPMorgan U.S. Large Cap Core Plus Fund, Select Class	74,425
1,595	JPMorgan Ultra Short Duration Bond Fund, Select Class	14,947
	Total Investments — 100.1% (Cost $1,349,123)	1,501,326
	Liabilities in Excess of Other Assets — (0.1)%	(1,319)
	NET ASSETS — 100.0%	$1,500,007

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

Allocation of Investments*

Domestic Equity Funds	67.8%
International Equity Funds	13.5
Taxable Fixed Income Funds	9.0
Specialty Funds	7.7
Money Market Funds	2.0

*	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

12   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

JPMorgan Investor Growth & Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 100.0% (b)
8,704	JPMorgan Core Bond Fund, Select Class	94,000
21,426	JPMorgan Core Plus Bond Fund, Select Class	166,695
2,473	JPMorgan Emerging Markets Debt Fund, Select Class	20,919
3,056	JPMorgan Government Bond Fund, Select Class	31,442
20,722	JPMorgan High Yield Bond Fund, Select Class	164,742
7,975	JPMorgan Intermediate Bond Fund, Select Class	83,494
1,855	JPMorgan International Equity Fund, Select Class	59,222
4,734	JPMorgan International Equity Index Fund, Select Class	139,225
5,543	JPMorgan Intrepid America Fund, Select Class	152,054
3,332	JPMorgan Intrepid Growth Fund, Select Class	82,031
5,164	JPMorgan Intrepid Mid Cap Fund, Select Class	82,413
1,239	JPMorgan Intrepid Plus Fund, Select Class	20,965
6,133	JPMorgan Large Cap Growth Fund, Select Class (a)	128,367
12,557	JPMorgan Large Cap Value Fund, Select Class	159,854
34,546	JPMorgan Liquid Assets Money Market Fund, Institutional Class	34,546
9,497	JPMorgan Market Expansion Index Fund, Select Class	102,477
15,468	JPMorgan Multi-Cap Market Neutral Fund, Select Class	157,929
2,176	JPMorgan Real Return Fund, Select Class	21,088
2,118	JPMorgan Small Cap Value Fund, Select Class	41,146
20,276	JPMorgan U.S. Equity Fund, Select Class	218,576
4,921	JPMorgan U.S. Large Cap Core Plus Fund, Select Class	102,302
	Total Investments — 100.0% (Cost $1,874,778)	2,063,487
	Other Assets in Excess of Liabilities — 0.0% (g)	688
	NET ASSETS — 100.0%	$2,064,175

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)	— Non-income producing security.

(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(g)	— Amount rounds to less than 0.1%.

Allocation of Investments*

Domestic Equity Funds	52.8%
Taxable Fixed Income Funds	28.2
International Equity Funds	9.6
Specialty Funds	7.7
Money Market Funds	1.7

*	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   13

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Investor Balanced Fund	Investor Conservative Growth Fund		Investor Growth Fund	Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$1,936,744	$827,330		$1,501,326	$2,063,487
Cash	21	9		—	—
Receivables:
Fund shares sold	7,263	2,898		4,923	7,167
Interest and dividends	4,443	2,589		747	3,020
Prepaid expenses and other assets	1	—	(b)	1	1
Total Assets	1,948,472	832,826		1,506,997	2,073,675

LIABILITIES:
Payables:
Dividends	4,056	1,209		3,295	5,182
Fund shares redeemed	6,241	2,735		2,494	2,903
Accrued liabilities:
Investment advisory fees	82	35		64	88
Administration fees	114	63		97	121
Shareholder servicing fees	89	43		69	93
Distribution fees	693	310		598	779
Custodian and accounting fees	19	10		7	21
Trustees’ and Chief Compliance Officer’s fees	11	8		6	9
Other	342	142		360	304
Total Liabilities	11,647	4,555		6,990	9,500
Net Assets	$1,936,825	$828,271		$1,500,007	$2,064,175

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
NET ASSETS:
Paid in capital	$1,780,764	$801,016	$1,288,472	$1,831,153
Accumulated undistributed (distributions in excess of) net investment income	(24,095)	(5,907)	(36,649)	(39,243)
Accumulated net realized gains (losses)	47,431	8,735	95,981	83,556
Net unrealized appreciation (depreciation)	132,725	24,427	152,203	188,709
Total Net Assets	$1,936,825	$828,271	$1,500,007	$2,064,175
Net Assets:
Class A	$1,100,841	$463,096	$743,812	$1,058,159
Class B	581,831	228,287	586,316	732,460
Class C	136,026	107,710	97,292	130,806
Select Class	118,127	29,178	72,587	142,750
Total	$1,936,825	$828,271	$1,500,007	$2,064,175

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	87,673	42,192	47,728	75,201
Class B	46,411	20,787	38,164	52,312
Class C	10,934	9,836	6,428	9,464
Select Class	9,400	2,650	4,597	10,256

Net Asset Value:
Class A — Redemption price per share	$12.56	$10.98	$15.58	$14.07
Class B — Offering price per share (a)	12.54	10.98	15.36	14.00
Class C — Offering price per share (a)	12.44	10.95	15.14	13.82
Select Class — Offering and redemption price per share	12.57	11.01	15.79	13.92
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share
[net asset value per share/(100% – maximum sales charge)]	$13.15	$11.50	$16.31	$14.73

Cost of investments in affiliates	$1,804,019	$802,903	$1,349,123	$1,874,778

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   15

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

	Investor Balanced Fund	Investor Conservative Growth Fund	Investor Growth Fund	Investor Growth & Income Fund
INVESTMENT INCOME:
Dividend income from affiliates	$41,281	$19,526	$21,122	$37,259

EXPENSES:
Investment advisory fees	485	203	383	526
Administration fees	674	367	572	715
Distribution fees:
Class A	1,355	557	927	1,323
Class B	2,280	885	2,316	2,883
Class C	495	360	373	495
Shareholder servicing fees:
Class A	1,355	557	927	1,323
Class B	760	295	772	961
Class C	165	120	124	165
Select Class	144	42	92	181
Custodian and accounting fees	41	21	36	42
Professional fees	43	26	28	39
Trustees’ and Chief Compliance Officer’s fees	10	4	8	11
Printing and mailing costs	74	32	70	84
Registration and filing fees	58	53	52	53
Transfer agent fees	427	176	581	559
Other	26	12	21	26
Total expenses	8,392	3,710	7,282	9,386
Less amounts waived	(1,922)	(785)	(1,514)	(2,076)
Less earnings credits	— (a)	— (a)	(1)	(2)
Less reimbursement for legal matters	— (a)	— (a)	— (a)	— (a)
Net expenses	6,470	2,925	5,767	7,308
Net investment income (loss)	34,811	16,601	15,355	29,951

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on investments in affiliates	(869)	(1,063)	6,515	8,371
Payment by affiliate (See Note 3)	28	13	23	36
Distributions of realized gains by investment company affiliates	73,894	14,486	120,665	126,199
Change in net unrealized appreciation (depreciation) of investments in affiliates	(91,437)	(16,373)	(162,699)	(169,581)
Net realized/unrealized gains (losses)	(18,384)	(2,937)	(35,496)	(34,975)
Change in net assets resulting from operations	$16,427	$13,664	$(20,141)	$(5,024)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Investor Balanced Fund		Investor Conservative Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,811	$46,951	$16,601	$24,171
Net realized gain (loss) on investments in affiliates	(841)	34,541	(1,050)	14,574
Distributions of realized gains by investment company affiliates	73,894	35,615	14,486	8,613
Change in net unrealized appreciation (depreciation) of investments in affiliates	(91,437)	101,871	(16,373)	19,294
Change in net assets resulting from operations	16,427	218,978	13,664	66,652

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(34,464)	(31,136)	(12,954)	(14,538)
From net realized gains	(28,960)	(22,838)	(8,286)	(9,743)
Class B
From net investment income	(16,649)	(16,766)	(5,910)	(7,885)
From net realized gains	(15,494)	(15,621)	(4,128)	(6,355)
Class C
From net investment income	(3,889)	(3,052)	(2,651)	(2,247)
From net realized gains	(3,621)	(2,729)	(1,940)	(1,708)
Select Class
From net investment income	(3,841)	(4,137)	(956)	(1,342)
From net realized gains	(3,021)	(3,048)	(558)	(862)
Total distributions to shareholders	(109,939)	(99,327)	(37,383)	(44,680)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	109,672	(27,588)	67,876	(11,032)

NET ASSETS:
Change in net assets	16,160	92,063	44,157	10,940
Beginning of period	1,920,665	1,828,602	784,114	773,174
End of period	$1,936,825	$1,920,665	$828,271	$784,114
Accumulated undistributed (distributions in excess of) net investment income	$(24,095)	$(63)	$(5,907)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,355	$11,884	$29,951	$34,742
Net realized gain (loss) on investments in affiliates	6,538	16,859	8,407	38,027
Distributions of realized gains by investment company affiliates	120,665	58,438	126,199	63,562
Change in net unrealized appreciation (depreciation) of investments in affiliates	(162,699)	147,366	(169,581)	149,790
Change in net assets resulting from operations	(20,141)	234,547	(5,024)	286,121

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(26,482)	(13,222)	(36,402)	(26,307)
From net realized gains	(29,333)	(18,038)	(38,377)	(25,445)
Class B
From net investment income	(19,499)	(9,553)	(23,293)	(17,023)
From net realized gains	(23,825)	(18,082)	(27,027)	(21,450)
Class C
From net investment income	(3,297)	(1,449)	(4,225)	(2,635)
From net realized gains	(4,001)	(2,679)	(4,869)	(3,180)
Select Class
From net investment income	(2,676)	(1,300)	(5,205)	(3,765)
From net realized gains	(2,887)	(1,615)	(5,310)	(3,200)
Total distributions to shareholders	(112,000)	(65,938)	(144,708)	(103,005)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	100,131	60,058	114,322	(10,159)

NET ASSETS:
Change in net assets	(32,010)	228,667	(35,410)	172,957
Beginning of period	1,532,017	1,303,350	2,099,585	1,926,628
End of period	$1,500,007	$1,532,017	$2,064,175	$2,099,585
Accumulated undistributed (distributions in excess of) net investment income	$(36,649)	$(50)	$(39,243)	$(69)

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

	Investor Balanced Fund		Investor Conservative Growth
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$165,277	$309,783	$96,599	$130,376
Dividends and distributions reinvested	60,982	51,885	19,710	22,454
Cost of shares redeemed	(134,657)	(292,722)	(63,611)	(137,496)
Change in net assets from Class A capital transactions	$91,602	$68,946	$52,698	$15,334
Class B
Proceeds from shares issued	$29,905	$65,461	$15,918	$25,585
Dividends and distributions reinvested	31,170	31,364	9,559	13,488
Cost of shares redeemed	(75,457)	(184,404)	(32,780)	(81,382)
Change in net assets from Class B capital transactions	$(14,382)	$(87,579)	$(7,303)	$(42,309)
Class C
Proceeds from shares issued	$27,032	$33,800	$31,832	$33,769
Dividends and distributions reinvested	6,512	4,995	4,146	3,480
Cost of shares redeemed	(16,609)	(31,502)	(10,261)	(24,238)
Change in net assets from Class C capital transactions	$16,935	$7,293	$25,717	$13,011
Select Class
Proceeds from shares issued	$18,862	$31,506	$2,172	$14,183
Dividends and distributions reinvested	2,063	1,371	410	617
Cost of shares redeemed	(5,408)	(49,125)	(5,818)	(11,868)
Change in net assets from Select Class capital transactions	$15,517	$(16,248)	$(3,236)	$2,932

Total change in net assets from capital transactions	$109,672	$(27,588)	$67,876	$(11,032)

SHARE TRANSACTIONS:
Class A
Issued	12,531	23,936	8,531	11,568
Reinvested	4,769	4,029	1,771	2,002
Redeemed	(10,203)	(22,787)	(5,620)	(12,243)
Change in Class A Shares	7,097	5,178	4,682	1,327
Class B
Issued	2,271	5,088	1,406	2,273
Reinvested	2,444	2,442	859	1,203
Redeemed	(5,735)	(14,322)	(2,895)	(7,232)
Change in Class B Shares	(1,020)	(6,792)	(630)	(3,756)
Class C
Issued	2,066	2,634	2,817	2,998
Reinvested	514	392	374	311
Redeemed	(1,273)	(2,473)	(909)	(2,163)
Change in Class C Shares	1,307	553	2,282	1,146
Select Class
Issued	1,449	2,475	193	1,272
Reinvested	161	106	36	55
Redeemed	(410)	(3,832)	(517)	(1,050)
Change in Select Class Shares	1,200	(1,251)	(288)	277

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Investor Growth Fund		Investor Growth & Income Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$106,325	$215,496	$140,337	$249,880
Dividends and distributions reinvested	54,313	30,299	73,049	50,476
Cost of shares redeemed	(87,762)	(143,390)	(122,416)	(245,979)
Change in net assets from Class A capital transactions	$72,876	$102,405	$90,970	$54,377
Class B
Proceeds from shares issued	$25,858	$68,139	$30,756	$78,609
Dividends and distributions reinvested	42,445	27,075	49,203	37,601
Cost of shares redeemed	(68,032)	(142,334)	(86,021)	(193,622)
Change in net assets from Class B capital transactions	$271	$(47,120)	$(6,062)	$(77,412)
Class C
Proceeds from shares issued	$9,688	$16,254	$14,769	$26,828
Dividends and distributions reinvested	5,432	3,141	6,324	4,194
Cost of shares redeemed	(8,367)	(17,707)	(10,697)	(21,544)
Change in net assets from Class C capital transactions	$6,753	$1,688	$10,396	$9,478
Select Class
Proceeds from shares issued	$26,011	$23,933	$27,275	$39,692
Dividends and distributions reinvested	2,276	479	3,685	1,638
Cost of shares redeemed	(8,056)	(21,327)	(11,942)	(37,932)
Change in net assets from Select Class capital transactions	$20,231	$3,085	$19,018	$3,398

Total change in net assets from capital transactions	$100,131	$60,058	$114,322	$(10,159)

SHARE TRANSACTIONS:
Class A
Issued	6,318	13,310	9,320	17,077
Reinvested	3,404	1,877	5,075	3,460
Redeemed	(5,201)	(8,878)	(8,122)	(16,940)
Change in Class A Shares	4,521	6,309	6,273	3,597
Class B
Issued	1,557	4,282	2,054	5,423
Reinvested	2,701	1,703	3,439	2,593
Redeemed	(4,099)	(8,941)	(5,747)	(13,349)
Change in Class B Shares	159	(2,956)	(254)	(5,333)
Class C
Issued	596	1,036	1,004	1,862
Reinvested	351	200	447	293
Redeemed	(510)	(1,143)	(721)	(1,508)
Change in Class C Shares	437	93	730	647
Select Class
Issued	1,552	1,525	1,863	2,761
Reinvested	141	29	258	114
Redeemed	(472)	(1,323)	(805)	(2,615)
Change in Select Class Shares	1,221	231	1,316	260

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2007 (Unaudited)	$13.18	$0.25	$(0.11)	$0.14	$(0.41)	$(0.35)	$—	$(0.76)
Year Ended June 30, 2007	12.36	0.36	1.18	1.54	(0.41)	(0.31)	—	(0.72)
Year Ended June 30, 2006	12.06	0.36	0.39	0.75	(0.35)	(0.10)	—	(0.45)
Year Ended June 30, 2005	11.57	0.30	0.53	0.83	(0.34)	—	—	(0.34)
Year Ended June 30, 2004	10.63	0.24	0.94	1.18	(0.24)	—	—	(0.24)
Year Ended June 30, 2003	10.48	0.28	0.15	0.43	(0.28)	—	—	(0.28)

Investor Conservative Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	11.29	0.24	(0.03)	0.21	(0.32)	(0.20)	—	(0.52)
Year Ended June 30, 2007	10.98	0.38	0.62	1.00	(0.41)	(0.28)	—	(0.69)
Year Ended June 30, 2006	11.03	0.37	0.02	0.39	(0.37)	(0.07)	—	(0.44)
Year Ended June 30, 2005	10.73	0.33	0.33	0.66	(0.36)	—	—	(0.36)
Year Ended June 30, 2004	10.35	0.29	0.38	0.67	(0.29)	—	—	(0.29)
Year Ended June 30, 2003	10.13	0.35	0.22	0.57	(0.35)	—	—	(0.35)

Investor Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	17.03	0.20	(0.40)	(0.20)	(0.58)	(0.67)	—	(1.25)
Year Ended June 30, 2007	15.10	0.19	2.54	2.73	(0.33)	(0.47)	—	(0.80)
Year Ended June 30, 2006	13.77	0.23	1.33	1.56	(0.23)	—	—	(0.23)
Year Ended June 30, 2005	12.94	0.11	0.91	1.02	(0.19)	—	—	(0.19)
Year Ended June 30, 2004	10.80	0.04	2.11	2.15	—	—	(0.01)	(0.01)
Year Ended June 30, 2003	11.03	0.06	(0.24)	(0.18)	(0.04)	—	(0.01)	(0.05)

Investor Growth & Income Fund
Six Months Ended December 31, 2007 (Unaudited)	15.14	0.24	(0.26)	(0.02)	(0.50)	(0.55)	—	(1.05)
Year Ended June 30, 2007	13.81	0.29	1.84	2.13	(0.40)	(0.40)	—	(0.80)
Year Ended June 30, 2006	12.98	0.31	0.83	1.14	(0.31)	—	—	(0.31)
Year Ended June 30, 2005	12.34	0.22	0.71	0.93	(0.29)	—	—	(0.29)
Year Ended June 30, 2004	10.81	0.15	1.54	1.69	(0.16)	—	—	(0.16)
Year Ended June 30, 2003	10.83	0.18	(0.02)	0.16	(0.18)	—	—	(0.18)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not underlying Funds.

(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(f)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

				Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.56	1.02%(f)		$1,100,841	0.46%	3.83%	0.69%	14%
13.18	12.74		1,062,281	0.47	2.76	0.70	13
12.36	6.26		931,576	0.47	2.91	0.72	17
12.06	7.27		811,291	0.47	2.57	0.63	22
11.57	11.14		611,738	0.46	2.22	0.56	10
10.63	4.32		344,041	0.49	2.83	0.59	21

10.98	1.92	(f)	463,096	0.50	4.34	0.72	18
11.29	9.28		423,663	0.50	3.39	0.72	12
10.98	3.63		397,206	0.50	3.35	0.74	18
11.03	6.18		377,910	0.48	3.05	0.65	20
10.73	6.55		284,164	0.48	2.83	0.58	7
10.35	5.86		127,434	0.49	3.58	0.59	11

15.58	(1.25	)(f)	743,812	0.50	2.29	0.73	14
17.03	18.41		735,824	0.50	1.13	0.75	15
15.10	11.31		557,259	0.50	1.58	0.81	26
13.77	7.89		441,201	0.50	0.84	0.73	23
12.94	19.94		357,752	0.50	0.39	0.67	14
10.80	(1.55)		201,843	0.50	0.60	0.70	16

14.07	(0.16	)(f)	1,058,159	0.47	3.10	0.70	14
15.14	15.69		1,043,468	0.47	1.99	0.70	14
13.81	8.79		902,039	0.48	2.29	0.74	22
12.98	7.57		806,342	0.48	1.72	0.64	27
12.34	15.65		646,157	0.48	1.38	0.58	12
10.81	1.60		347,098	0.50	1.76	0.60	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital		Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2007 (Unaudited)	$13.16	$0.21	$(0.11)	$0.10	$(0.37)	$(0.35)	$—		$(0.72)
Year Ended June 30, 2007	12.34	0.28	1.18	1.46	(0.33)	(0.31)	—		(0.64)
Year Ended June 30, 2006	12.04	0.29	0.38	0.67	(0.27)	(0.10)	—		(0.37)
Year Ended June 30, 2005	11.55	0.22	0.53	0.75	(0.26)	—	—		(0.26)
Year Ended June 30, 2004	10.61	0.16	0.94	1.10	(0.16)	—	—		(0.16)
Year Ended June 30, 2003	10.46	0.21	0.15	0.36	(0.21)	—	—		(0.21)

Investor Conservative Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	11.30	0.21	(0.04)	0.17	(0.29)	(0.20)	—		(0.49)
Year Ended June 30, 2007	10.98	0.32	0.62	0.94	(0.34)	(0.28)	—		(0.62)
Year Ended June 30, 2006	11.03	0.31	0.02	0.33	(0.31)	(0.07)	—		(0.38)
Year Ended June 30, 2005	10.73	0.26	0.32	0.58	(0.28)	—	—		(0.28)
Year Ended June 30, 2004	10.35	0.21	0.38	0.59	(0.21)	—	—		(0.21)
Year Ended June 30, 2003	10.13	0.28	0.22	0.50	(0.28)	—	—		(0.28)

Investor Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	16.81	0.15	(0.40)	(0.25)	(0.53)	(0.67)	—		(1.20)
Year Ended June 30, 2007	14.92	0.08	2.52	2.60	(0.24)	(0.47)	—		(0.71)
Year Ended June 30, 2006	13.61	0.15	1.31	1.46	(0.15)	—	—		(0.15)
Year Ended June 30, 2005	12.82	0.02	0.89	0.91	(0.12)	—	—		(0.12)
Year Ended June 30, 2004	10.77	(0.04)	2.09	2.05	—	—	—		—
Year Ended June 30, 2003	11.02	(0.02)	(0.23)	(0.25)	—	— (f)	—	(f)	— (f)

Investor Growth & Income Fund
Six Months Ended December 31, 2007 (Unaudited)	15.07	0.19	(0.25)	(0.06)	(0.46)	(0.55)	—		(1.01)
Year Ended June 30, 2007	13.75	0.20	1.83	2.03	(0.31)	(0.40)	—		(0.71)
Year Ended June 30, 2006	12.92	0.23	0.83	1.06	(0.23)	—	—		(0.23)
Year Ended June 30, 2005	12.29	0.13	0.70	0.83	(0.20)	—	—		(0.20)
Year Ended June 30, 2004	10.77	0.07	1.52	1.59	(0.07)	—	—		(0.07)
Year Ended June 30, 2003	10.79	0.10	(0.02)	0.08	(0.10)	—	—		(0.10)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not underlying Funds.

(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.54	0.72%(g)		$581,831	1.04%	3.15%	1.19%	14%
13.16	12.09		624,375	1.05	2.15	1.20	13
12.34	5.63		668,944	1.07	2.31	1.22	17
12.04	6.56		712,177	1.15	1.87	1.22	22
11.55	10.36		651,035	1.21	1.44	1.21	10
10.61	3.56		467,665	1.24	2.08	1.24	21

10.98	1.53	(g)	228,287	1.07	3.66	1.22	18
11.30	8.76		242,016	1.06	2.79	1.22	12
10.98	3.03		276,443	1.07	2.76	1.24	18
11.03	5.44		319,111	1.17	2.33	1.24	20
10.73	5.77		310,028	1.23	2.02	1.23	7
10.35	5.09		235,561	1.24	2.83	1.24	11

15.36	(1.55	)(g)	586,316	1.07	1.65	1.23	14
16.81	17.75		638,693	1.07	0.54	1.25	15
14.92	10.70		611,186	1.08	0.99	1.31	26
13.61	7.13		602,170	1.18	0.15	1.32	23
12.82	19.03		571,624	1.25	(0.38)	1.32	14
10.77	(2.26)		426,245	1.25	(0.15)	1.35	16

14.00	(0.45	)(g)	732,460	1.04	2.46	1.20	14
15.07	15.03		792,115	1.04	1.39	1.20	14
13.75	8.19		795,946	1.07	1.70	1.24	22
12.92	6.79		811,753	1.17	1.02	1.24	27
12.29	14.78		748,590	1.23	0.61	1.23	12
10.77	0.84		532,059	1.25	1.01	1.25	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital		Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2007 (Unaudited)	$13.07	$0.21	$(0.12)	$0.09	$(0.37)	$(0.35)	$—		$(0.72)
Year Ended June 30, 2007	12.26	0.28	1.18	1.46	(0.34)	(0.31)	—		(0.65)
Year Ended June 30, 2006	11.96	0.28	0.39	0.67	(0.28)	(0.09)	—		(0.37)
Year Ended June 30, 2005	11.48	0.22	0.53	0.75	(0.27)	—	—		(0.27)
Year Ended June 30, 2004	10.55	0.16	0.93	1.09	(0.16)	—	—		(0.16)
Year Ended June 30, 2003	10.41	0.20	0.15	0.35	(0.21)	—	—		(0.21)

Investor Conservative Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	11.27	0.21	(0.04)	0.17	(0.29)	(0.20)	—		(0.49)
Year Ended June 30, 2007	10.96	0.32	0.62	0.94	(0.35)	(0.28)	—		(0.63)
Year Ended June 30, 2006	11.01	0.31	0.02	0.33	(0.31)	(0.07)	—		(0.38)
Year Ended June 30, 2005	10.71	0.26	0.32	0.58	(0.28)	—	—		(0.28)
Year Ended June 30, 2004	10.33	0.22	0.38	0.60	(0.22)	—	—		(0.22)
Year Ended June 30, 2003	10.12	0.28	0.21	0.49	(0.28)	—	—		(0.28)

Investor Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	16.58	0.15	(0.39)	(0.24)	(0.53)	(0.67)	—		(1.20)
Year Ended June 30, 2007	14.73	0.09	2.48	2.57	(0.25)	(0.47)	—		(0.72)
Year Ended June 30, 2006	13.44	0.14	1.30	1.44	(0.15)	—	—		(0.15)
Year Ended June 30, 2005	12.66	0.02	0.89	0.91	(0.13)	—	—		(0.13)
Year Ended June 30, 2004	10.64	(0.03)	2.05	2.02	—	—	—		—
Year Ended June 30, 2003	10.89	(0.01)	(0.24)	(0.25)	—	— (f)	—	(f)	— (f)

Investor Growth & Income Fund
Six Months Ended December 31, 2007 (Unaudited)	14.89	0.19	(0.25)	(0.06)	(0.46)	(0.55)	—		(1.01)
Year Ended June 30, 2007	13.59	0.21	1.81	2.02	(0.32)	(0.40)	—		(0.72)
Year Ended June 30, 2006	12.78	0.23	0.81	1.04	(0.23)	—	—		(0.23)
Year Ended June 30, 2005	12.17	0.12	0.69	0.81	(0.20)	—	—		(0.20)
Year Ended June 30, 2004	10.66	0.08	1.50	1.58	(0.07)	—	—		(0.07)
Year Ended June 30, 2003	10.69	0.11	(0.03)	0.08	(0.11)	—	—		(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not underlying Funds.

(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(f)	Amount rounds to less than $0.01.

(g)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.44	0.67%(g)		$136,026	1.04%	3.27%	1.19%	14%
13.07	12.12		125,825	1.05	2.17	1.20	13
12.26	5.69		111,224	1.07	2.31	1.22	17
11.96	6.53		106,198	1.15	1.87	1.22	22
11.48	10.38		89,635	1.20	1.48	1.22	10
10.55	3.55		43,506	1.24	2.13	1.24	21

10.95	1.57	(g)	107,710	1.07	3.90	1.22	18
11.27	8.73		85,153	1.06	2.85	1.22	12
10.96	3.03		70,231	1.07	2.76	1.24	18
11.01	5.45		78,449	1.17	2.37	1.24	20
10.71	5.81		59,299	1.22	2.08	1.23	7
10.33	5.01		27,162	1.24	2.87	1.24	11

15.14	(1.49	)(g)	97,292	1.07	1.70	1.23	14
16.58	17.73		99,319	1.07	0.55	1.25	15
14.73	10.70		86,876	1.08	1.00	1.31	26
13.44	7.16		81,386	1.18	0.14	1.32	23
12.66	18.99		70,615	1.25	(0.36)	1.32	14
10.64	(2.26)		40,523	1.25	(0.14)	1.35	16

13.82	(0.44	)(g)	130,806	1.04	2.53	1.20	14
14.89	15.09		130,037	1.05	1.41	1.20	14
13.59	8.15		109,949	1.07	1.70	1.24	22
12.78	6.71		102,239	1.17	1.02	1.24	27
12.17	14.88		89,919	1.23	0.63	1.23	12
10.66	0.82		49,205	1.25	1.04	1.25	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

			Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of capital	Total distributions
Investor Balanced Fund
Six Months Ended December 31, 2007 (Unaudited)	$13.19	$0.27	$(0.12)	$0.15	$(0.42)	$(0.35)	$—	$(0.77)
Year Ended June 30, 2007	12.36	0.37	1.21	1.58	(0.44)	(0.31)	—	(0.75)
Year Ended June 30, 2006	12.06	0.38	0.40	0.78	(0.38)	(0.10)	—	(0.48)
Year Ended June 30, 2005	11.57	0.33	0.53	0.86	(0.37)	—	—	(0.37)
Year Ended June 30, 2004	10.63	0.26	0.94	1.20	(0.26)	—	—	(0.26)
Year Ended June 30, 2003	10.48	0.30	0.15	0.45	(0.30)	—	—	(0.30)

Investor Conservative Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	11.33	0.26	(0.04)	0.22	(0.34)	(0.20)	—	(0.54)
Year Ended June 30, 2007	11.01	0.41	0.62	1.03	(0.43)	(0.28)	—	(0.71)
Year Ended June 30, 2006	11.05	0.38	0.05	0.43	(0.40)	(0.07)	—	(0.47)
Year Ended June 30, 2005	10.76	0.35	0.32	0.67	(0.38)	—	—	(0.38)
Year Ended June 30, 2004	10.37	0.32	0.39	0.71	(0.32)	—	—	(0.32)
Year Ended June 30, 2003	10.15	0.38	0.22	0.60	(0.38)	—	—	(0.38)

Investor Growth Fund
Six Months Ended December 31, 2007 (Unaudited)	17.24	0.23	(0.41)	(0.18)	(0.60)	(0.67)	—	(1.27)
Year Ended June 30, 2007	15.27	0.22	2.59	2.81	(0.37)	(0.47)	—	(0.84)
Year Ended June 30, 2006	13.92	0.25	1.36	1.61	(0.26)	—	—	(0.26)
Year Ended June 30, 2005	13.08	0.14	0.91	1.05	(0.21)	—	—	(0.21)
Year Ended June 30, 2004	10.89	0.08	2.13	2.21	—	—	(0.02)	(0.02)
Year Ended June 30, 2003	11.11	0.08	(0.23)	(0.15)	(0.06)	—	(0.01)	(0.07)

Investor Growth & Income Fund
Six Months Ended December 31, 2007 (Unaudited)	14.99	0.25	(0.25)	0.00	(0.52)	(0.55)	—	(1.07)
Year Ended June 30, 2007	13.67	0.33	1.82	2.15	(0.43)	(0.40)	—	(0.83)
Year Ended June 30, 2006	12.85	0.29	0.87	1.16	(0.34)	—	—	(0.34)
Year Ended June 30, 2005	12.23	0.25	0.69	0.94	(0.32)	—	—	(0.32)
Year Ended June 30, 2004	10.71	0.18	1.52	1.70	(0.18)	—	—	(0.18)
Year Ended June 30, 2003	10.73	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Represents only expenses of the Fund, not underlying Funds.

(e)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.

(f)	Includes a gain incurred resulting from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$12.57	1.14	%(f)	$118,127	0.21%	4.06%	0.44%	14%
13.19	13.09		108,184	0.22	3.03	0.45	13
12.36	6.52		116,858	0.22	3.20	0.47	17
12.06	7.53		70,610	0.22	2.78	0.31	22
11.57	11.40		67,083	0.21	2.43	0.21	10
10.63	4.57		48,314	0.24	3.08	0.24	21

11.01	1.96	(f)	29,178	0.25	4.43	0.47	18
11.33	9.61		33,282	0.25	3.65	0.47	12
11.01	3.97		29,294	0.25	3.68	0.48	18
11.05	6.33		17,142	0.23	3.25	0.27	20
10.76	6.90		67,026	0.23	2.99	0.23	7
10.37	6.11		57,536	0.24	3.78	0.24	11

15.79	(1.12	)(f)	72,587	0.25	2.56	0.48	14
17.24	18.75		58,181	0.25	1.37	0.50	15
15.27	11.60		48,029	0.25	1.79	0.55	26
13.92	8.07		34,529	0.25	1.06	0.41	23
13.08	20.30		35,731	0.25	0.61	0.32	14
10.89	(1.26)		30,993	0.25	0.85	0.35	16

13.92	(0.03	)(f)	142,750	0.22	3.36	0.45	14
14.99	16.07		133,965	0.22	2.22	0.45	14
13.67	9.07		118,694	0.23	2.55	0.48	22
12.85	7.73		64,333	0.23	2.05	0.27	27
12.23	15.98		211,071	0.23	1.59	0.23	12
10.71	1.87		173,085	0.25	2.00	0.25	23

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   29

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust II (“JPM II”) (the “Trust”) was formed on November 12, 2004 as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively, the “Funds”) covered by this report:

Classes Offered
Investor Balanced Fund	Class A, Class B, Class C, and Select Class
Investor Conservative Growth Fund	Class A, Class B, Class C, and Select Class
Investor Growth Fund	Class A, Class B, Class C, and Select Class
Investor Growth & Income Fund	Class A, Class B, Class C, and Select Class

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Investments in JPMorgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

B.  Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc., JPMorgan Investment Advisors Inc. or their affiliates pursuant to Section 12(d)(1)(G) under the 1940 Act.

An affiliated issuer may be considered one which is under common control with a Fund. For the purposes of the report, the Funds assume the following to be affiliated issuers:

Affiliate	Value at June 30, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2007	Value at December 31, 2007
INVESTOR BALANCED FUND
JPMorgan Core Bond Fund, Select Class	$164,676	$59,800	$6,800	$(336)	$4,482	20,735	$223,933
JPMorgan Core Plus Bond Fund, Select Class	222,454	33,500	8,300	(428)	6,069	32,451	252,469
JPMorgan Emerging Markets Debt Fund, Select Class	18,998	1,036	336	336	647	2,280	19,288
JPMorgan Government Bond Fund, Select Class	175,681	4,300	40,800	(1,369)	4,031	14,168	145,792
JPMorgan High Yield Bond Fund, Select Class	149,848	15,182	2,682	1,623	6,038	19,325	153,631
JPMorgan Intermediate Bond Fund, Select Class	95,346	1,700	69,702	(2,481)	1,509	2,784	29,150
JPMorgan International Equity Fund, Select Class	19,433	4,824	5,624	4,272	85	582	18,588
JPMorgan International Equity Index Fund, Select Class	136,354	11,579	18,679	8,053	2,841	4,387	129,035
JPMorgan Intrepid America Fund, Select Class	119,623	16,313	11,013	5,465	1,205	4,398	120,631
JPMorgan Intrepid Growth Fund, Select Class	67,033	5,347	6,747	1,855	214	2,718	66,919
JPMorgan Intrepid Mid Cap Fund, Select Class	38,183	8,886	6,186	4,058	50	2,407	38,414
JPMorgan Intrepid Plus Fund, Select Class	18,782	1,700	—	—	—	1,143	19,331
JPMorgan Large Cap Growth Fund, Select Class	22,496	—	3,100	751	—	1,066	22,303
JPMorgan Large Cap Value Fund, Select Class	88,779	31,419	23,519	21,159	653	6,968	88,700
JPMorgan Market Expansion Index Fund, Select Class	76,865	19,311	14,011	10,948	238	7,080	76,389
JPMorgan Multi-Cap Market Neutral Fund, Select Class	154,353	11,500	3,100	(17)	7,618	14,426	147,288
JPMorgan Real Return Fund, Select Class	19,148	791	1,425	(78)	456	2,005	19,426
JPMorgan Short Duration Bond Fund, Select Class	41,792	35,800	900	(29)	1,251	7,286	77,742
JPMorgan U.S. Equity Fund, Select Class	126,191	21,593	22,293	16,025	649	11,684	125,953
JPMorgan U.S. Large Cap Core Plus Fund, Select Class	111,349	7,577	10,877	3,584	422	5,324	110,685
JPMorgan Ultra Short Duration Bond Fund, Select Class	22,610	500	12,900	(366)	445	1,021	9,570

30   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

Affiliate	Value at June 30, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2007	Value at December 31, 2007
INVESTOR CONSERVATIVE GROWTH FUND
JPMorgan Core Bond Fund, Select Class	$88,560	$25,700	$1,600	$(90)	$2,335	10,731	$115,900
JPMorgan Core Plus Bond Fund, Select Class	95,032	40,600	1,600	(86)	2,973	17,510	136,224
JPMorgan Emerging Markets Debt Fund, Select Class	7,586	943	143	143	269	972	8,221
JPMorgan Government Bond Fund, Select Class	76,762	28,700	1,700	(94)	2,277	10,427	107,295
JPMorgan High Yield Bond Fund, Select Class	53,341	6,580	3,880	459	2,094	6,667	53,006
JPMorgan Intermediate Bond Fund, Select Class	61,952	1,100	47,800	(1,369)	1,024	1,582	16,562
JPMorgan International Equity Index Fund, Select Class	23,781	2,854	3,054	1,412	518	800	23,528
JPMorgan Intrepid America Fund, Select Class	26,804	5,183	2,583	1,276	284	1,038	28,462
JPMorgan Intrepid Growth Fund, Select Class	17,562	2,388	1,888	485	59	749	18,428
JPMorgan Intrepid Mid Cap Fund, Select Class	15,523	4,140	2,439	1,693	21	1,016	16,210
JPMorgan Intrepid Plus Fund, Select Class	7,951	1,000	300	47	—	484	8,185
JPMorgan Large Cap Growth Fund, Select Class	121	—	136	68	—	—	—
JPMorgan Large Cap Value Fund, Select Class	15,372	6,445	4,645	3,894	115	1,242	15,805
JPMorgan Multi-Cap Market Neutral Fund, Select Class	62,470	6,900	400	(12)	3,234	6,123	62,514
JPMorgan Real Return Fund, Select Class	7,666	401	211	(13)	189	850	8,236
JPMorgan Short Duration Bond Fund, Select Class	78,937	800	60,104	(207)	1,092	1,931	20,606
JPMorgan U.S. Equity Fund, Select Class	33,134	7,705	6,105	4,477	179	3,238	34,910
JPMorgan U.S. Large Cap Core Plus Fund, Select Class	38,870	4,234	3,634	1,340	154	1,946	40,450
JPMorgan Ultra Short Duration Bond Fund, Select Class	47,828	41,000	—	—	1,717	9,201	86,212

INVESTOR GROWTH FUND
JPMorgan Core Bond Fund, Select Class	39,391	1,200	26,400	(75)	634	1,409	15,217
JPMorgan Emerging Markets Debt Fund, Select Class	14,746	861	261	261	508	1,774	15,013
JPMorgan Government Bond Fund, Select Class	—	29,800	—	—	409	2,945	30,304
JPMorgan High Yield Bond Fund, Select Class	44,878	3,890	1,390	437	1,794	5,629	44,749
JPMorgan International Equity Fund, Select Class	61,652	13,940	17,041	12,972	266	1,829	58,395
JPMorgan International Equity Index Fund, Select Class	155,151	9,869	20,669	9,143	3,167	4,891	143,850
JPMorgan Intrepid America Fund, Select Class	143,425	14,008	9,808	6,045	1,420	5,183	142,167
JPMorgan Intrepid Growth Fund, Select Class	80,390	2,225	5,625	1,778	251	3,182	78,340
JPMorgan Intrepid Mid Cap Fund, Select Class	91,072	16,814	11,714	9,242	117	5,645	90,091
JPMorgan Intrepid Plus Fund, Select Class	15,280	800	—	—	—	896	15,157
JPMorgan Large Cap Growth Fund, Select Class	127,945	—	18,800	4,665	—	5,987	125,303
JPMorgan Large Cap Value Fund, Select Class	165,103	52,714	40,114	38,495	1,200	12,767	162,524
JPMorgan Market Expansion Index Fund, Select Class	91,911	17,822	13,222	12,466	279	8,288	89,428
JPMorgan Multi-Cap Market Neutral Fund, Select Class	122,917	11,400	7,100	(164)	5,947	11,260	114,967
JPMorgan Real Return Fund, Select Class	15,082	1,590	2,122	(99)	361	1,569	15,302
JPMorgan Small Cap Value Fund, Select Class	45,350	11,532	5,832	5,142	138	2,313	44,946
JPMorgan U.S. Equity Fund, Select Class	199,843	26,596	31,097	24,665	1,011	18,155	195,715
JPMorgan U.S. Large Cap Core Plus Fund, Select Class	76,534	2,270	6,070	2,328	284	3,580	74,425
JPMorgan Ultra Short Duration Bond Fund, Select Class	21,228	1,100	6,700	(121)	444	1,595	14,947

INVESTOR GROWTH & INCOME FUND
JPMorgan Core Bond Fund, Select Class	97,470	6,300	13,000	(346)	2,208	8,704	94,000
JPMorgan Core Plus Bond Fund, Select Class	163,345	14,900	15,000	(488)	4,239	21,426	166,695
JPMorgan Emerging Markets Debt Fund, Select Class	20,172	1,564	364	364	703	2,473	20,919
JPMorgan Government Bond Fund, Select Class	90,914	1,900	64,100	(491)	1,557	3,056	31,442
JPMorgan High Yield Bond Fund, Select Class	165,114	14,803	5,603	1,581	6,562	20,722	164,742
JPMorgan Intermediate Bond Fund, Select Class	24,830	58,200	800	(26)	1,301	7,975	83,494
JPMorgan International Equity Fund, Select Class	62,841	14,520	18,020	13,594	270	1,855	59,222
JPMorgan International Equity Index Fund, Select Class	151,749	10,423	22,623	9,042	3,065	4,734	139,225
JPMorgan Intrepid America Fund, Select Class	154,261	16,318	12,818	6,719	1,519	5,543	152,054
JPMorgan Intrepid Growth Fund, Select Class	84,428	4,283	8,183	2,306	263	3,332	82,031
JPMorgan Intrepid Mid Cap Fund, Select Class	83,781	16,937	12,837	8,721	107	5,164	82,413

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   31

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

Affiliate	Value at June 30, 2007	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend Income	Shares at December 31, 2007	Value at December 31, 2007
INVESTOR GROWTH & INCOME FUND (continued)
JPMorgan Intrepid Plus Fund, Select Class	$21,124	$1,500	$400	$62	$—	1,239	$20,965
JPMorgan Large Cap Growth Fund, Select Class	131,589	1,400	21,500	5,640	—	6,133	128,367
JPMorgan Large Cap Value Fund, Select Class	163,326	51,181	39,881	38,002	1,180	12,557	159,854
JPMorgan Market Expansion Index Fund, Select Class	105,781	22,134	17,434	14,503	320	9,497	102,477
JPMorgan Multi-Cap Market Neutral Fund, Select Class	170,105	13,100	8,500	(123)	8,169	15,468	157,929
JPMorgan Real Return Fund, Select Class	21,057	1,535	2,536	(114)	494	2,176	21,088
JPMorgan Small Cap Value Fund, Select Class	42,037	10,597	5,898	4,755	126	2,118	41,146
JPMorgan U.S. Equity Fund, Select Class	224,308	31,781	38,081	27,643	1,129	20,276	218,576
JPMorgan U.S. Large Cap Core Plus Fund, Select Class	105,827	4,121	10,021	3,226	390	4,921	102,302

C.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when the Funds first learn of the dividend.

D.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other JPMorgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.

E.  Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

F.  Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for dividends from the Investor Conservative Growth Fund, which are generally declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

G.  New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMorgan Investment Advisors Inc. (the “Advisor”) acts as the investment advisor to the Funds. The Advisor is an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly equal to 0.05% of the average daily net assets of the Funds.

32   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.10% of each Fund’s average daily net assets on the first $500 million, 0.075% of each Fund’s average daily net assets between $500 million and $1 billion and 0.05% of each Fund’s average daily net assets over $1 billion.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Investor Balanced Fund	$488	$1,089
Investor Conservative Growth Fund	282	135
Investor Growth Fund	272	902
Investor Growth & Income Fund	386	1,221

D.  Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly at an annual rate of 0.25% of the Funds’ average daily net assets.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Funds invest impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25%, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro rata amount of shareholder service fees charged by the Underlying Funds.

E.  Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is presented as Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class
Investor Balanced Fund	0.50%	1.25%	1.25%	0.25%
Investor Conservative Growth Fund	0.50	1.25	1.25	0.25
Investor Growth Fund	0.50	1.25	1.25	0.25
Investor Growth & Income Fund	0.50	1.25	1.25	0.25

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The contractual expense limitation percentages in the table above are in place until at least October 31, 2008.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   33

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

For the six months ended December 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Total
Investor Balanced Fund	$1,136	$1,136
Investor Conservative Growth Fund	528	528
Investor Growth Fund	1,027	1,027
Investor Growth & Income Fund	1,179	1,179

	Voluntary Waivers
	Shareholder Servicing	Total
Investor Balanced Fund	$786	$786
Investor Conservative Growth Fund	257	257
Investor Growth Fund	487	487
Investor Growth & Income Fund	897	897

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Funds from the Funds’ Advisor. This payment results from the resolution of an Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMorgan Investment Advisors Inc.) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for the Funds. TOGSC served as the Funds’ or their predecessor’s Administrator until November 2000.

G.  Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

The Funds may use related party brokers/dealers. For the six months ended December 31, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$292,658	$268,994
Investor Conservative Growth Fund	186,673	142,222
Investor Growth Fund	218,431	223,965
Investor Growth & Income Fund	297,497	317,599

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

34   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$1,804,019	$140,763	$8,038	$132,725
Investor Conservative Growth Fund	802,903	29,805	5,378	24,427
Investor Growth Fund	1,349,123	172,339	20,136	152,203
Investor Growth & Income Fund	1,874,778	196,736	8,027	188,709

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2007, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA, now known as JPMorgan Investment Advisors Inc., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

As a result of the SEC Order and the NYAG settlement agreement, the Investor Growth & Income Fund, Investor Growth Fund, Investor Balanced Fund and Investor Conservative Growth Fund, each as a shareholder of the various funds, received distributions in August 2007 in the amount of $3,212,318, $2,551,964, $1,840,389 and $473,998, respectively.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   35

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

JPM II and its Funds will be reimbursed for all costs associated with these matters to ensure that JPM II and its Funds incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009. To the extent that a Reduced Rate Fund merges into another Fund, the Reduced Rate is required to carry forward and apply with respect to the acquiring Fund.

36   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   37

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

38   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.

Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   39

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses (not including expenses of the Underlying Funds). The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007 and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Investor Balanced Fund
Class A
Actual	$1,000.00	$1,010.20	$2.32	0.46%
Hypothetical	1,000.00	1,022.82	2.34	0.46
Class B
Actual	1,000.00	1,007.20	5.25	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	1,006.70	5.25	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Select Class
Actual	1,000.00	1,011.40	1.06	0.21
Hypothetical	1,000.00	1,024.08	1.07	0.21

40   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Investor Conservative Growth Fund
Class A
Actual	$1,000.00	$1,019.20	$2.54	0.50%
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class B
Actual	1,000.00	1,015.30	5.42	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class C
Actual	1,000.00	1,015.70	5.42	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Select Class
Actual	1,000.00	1,019.60	1.27	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

Investor Growth Fund
Class A
Actual	1,000.00	987.50	2.50	0.50
Hypothetical	1,000.00	1,022.62	2.54	0.50
Class B
Actual	1,000.00	984.50	5.34	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Class C
Actual	1,000.00	985.10	5.34	1.07
Hypothetical	1,000.00	1,019.76	5.43	1.07
Select Class
Actual	1,000.00	988.80	1.25	0.25
Hypothetical	1,000.00	1,023.88	1.27	0.25

Investor Growth & Income Fund
Class A
Actual	1,000.00	998.40	2.36	0.47
Hypothetical	1,000.00	1,022.77	2.39	0.47
Class B
Actual	1,000.00	995.50	5.22	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Class C
Actual	1,000.00	995.60	5.22	1.04
Hypothetical	1,000.00	1,019.91	5.28	1.04
Select Class
Actual	1,000.00	999.70	1.11	0.22
Hypothetical	1,000.00	1,024.03	1.12	0.22

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   41

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for each JPMorgan Fund. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

42   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliated in connection with the Funds’ investments in the underlying JPMorgan Funds in which each of the Funds invest. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the underlying Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCB for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Investor Balanced Fund, Investor Conservative Growth Fund, Investor Growth Fund, Investor Growth & Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific

DECEMBER 31, 2007        JPMORGAN INVESTOR FUNDS   43

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Investor Balanced Fund’s performance in the third quintile for Class A shares and in the third, third and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Investor Conservative Growth Fund’s performance in the third quintile for Class A shares and in the third, second and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Investor Growth Fund’s performance in the second, third and third quintiles for Class A shares and in the second quintile for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Investor Growth & Income Fund’s performance in the second quintile for Class A shares and for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Investor Balanced Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Investor Conservative Growth Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Investor Growth Fund’s net advisory fee for the Select Class shares was in the fifth quintile and the actual total expenses for the Select Class shares were in the second quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Investor Growth & Income Fund’s net advisory fee for the Class A shares was in the third quintile and for the Select Class shares was in the fifth quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

44   JPMORGAN INVESTOR FUNDS        DECEMBER 31, 2007

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-INV-1207

SEMI-ANNUAL REPORT
 SIX MONTHS ENDED DECEMBER 31, 2007 (UNAUDITED)

JPMorgan Funds

Intrepid

Funds

JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Plus Fund
    (formerly JPMorgan Intrepid Long/Short Fund)
JPMorgan Intrepid Value Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Intrepid America Fund	2
JPMorgan Intrepid Growth Fund	4
JPMorgan Intrepid Mid Cap Fund	6
JPMorgan Intrepid Multi Cap Fund	8
JPMorgan Intrepid Plus Fund	10
JPMorgan Intrepid Value Fund	12
Schedules of Portfolio Investments	14
Financial Statements	36
Financial Highlights	52
Notes to Financial Statements	66
Trustees	74
Officers	76
Schedule of Shareholder Expenses	77
Board Approval of Investment Advisory Agreements	80

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JANUARY 14, 2008 (Unaudited)

Dear Shareholder:

We are pleased to present this semi-annual report for the JPMorgan Intrepid Funds. Inside, you’ll find information detailing the performance of the Funds for the six months ended December 31, 2007, along with reports from the portfolio managers.

“A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007.”

Challenges mount in second half of 2007

A weak housing market coupled with a meltdown in the sub-prime mortgage market and an ensuing credit crisis characterized the second half of 2007. Stock market volatility increased throughout the period, as investors attempted to determine the identity of the holders of risky U.S. mortgage debt and gauge the extent of their losses.

After plunging in July, stocks rebounded in late August and September, as investors distanced themselves from the credit market’s woes and reaffirmed their confidence in the stock market’s longer-term fundamentals. In addition, a much-anticipated — and larger-than-expected — Federal Reserve (Fed) rate cut helped to inspire investors.

Nevertheless, the initial equity market optimism that followed the Fed’s 50-basis-point (bp) rate cut in September gave way to renewed risk aversion in the fourth quarter, as it became increasingly clear that more credit-related difficulties lay ahead. Volatility resurfaced in October, as poor earnings and weak economic data reignited fears about the repercussions of the summer’s credit crisis. Furthermore, several companies revealed large financial losses from sub-prime debt exposure. Additional Fed rate cuts in October and December of 25 bps each generated little enthusiasm among investors, who hoped for more aggressive Fed rate cuts.

Through the final six months of the year, the S&P 500 Index posted a total return of –1.37%. Stock performance turned negative in the fourth quarter, as the combination of a slowing economy, extended housing market downturn, inflationary signals and rampant credit concerns weighed on all major market indexes. The S&P 500 Index shed nearly a third of its gains in the fourth quarter, ending the year with a one-year total return of 5.49%.

Growth stocks drive U.S. market

From a style perspective, large-cap growth stocks fared the best in the period’s challenging climate and, across the board, growth stocks outpaced their value counterparts. The Russell 1000 Growth Index posted a return of 3.41% for the six months, compared with –6.03% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth Index returned 0.41%, while the Russell Midcap Value Index returned –9.30%. In the small-cap segment, the Russell 2000 Growth Index returned –2.09%, and the Russell 2000 Value Index returned –13.08%.

Slower economy may be the price to pay

U.S. economic activity continued to show signs of slowing. Leading indicators have retreated sharply, with the December Institute for Supply Management (ISM) manufacturing report being the most dramatic. The headline ISM measure fell from 50.8 to 47.7, indicating a rapid deceleration in manufacturing activity to come, but not necessarily a looming recession.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs for many years to come. Should you have any questions, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President
JPMorgan Funds

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   1

JPMorgan Intrepid America Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$4,288,090
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid America Fund, which seeks to provide long-term capital growth,* returned –2.95%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –1.31% return for the Russell 1000 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

The Fund was negatively impacted by stock selection in the energy and information technology sectors. Within the energy sector, oil refiners were hurt by industry-wide concerns about lower refining margins. Performance in the information technology sector was hampered by software company holdings that reported weaker-than-expected profitability.

On the upside, performance was positively impacted by the materials and consumer discretionary sectors. Within the materials sector, metals and mining companies posted better-than-expected earnings due to strong global demand and increased metals prices. Within the consumer discretionary sector, the Fund benefited from strong stock selection in the consumer services industry. In particular, fast food restaurant holdings posted stronger-than-expected results, driven by improved sales of its breakfast menu and longer store hours.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing inexpensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on these persistent market inefficiencies, driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	4.5%
2.	AT&T, Inc.	2.8
3.	Chevron Corp.	2.5
4.	Altria Group, Inc.	2.3
5.	Pfizer, Inc.	2.1
6.	Merck & Co., Inc.	2.0
7.	International Business Machines Corp.	2.0
8.	Hewlett-Packard Co.	1.9
9.	Oracle Corp.	1.8
10.	Wells Fargo & Co.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Financials	17.5%
Information Technology	16.4
Energy	12.3
Health Care	11.7
Industrials	11.6
Consumer Discretionary	9.4
Consumer Staples	8.4
Materials	4.1
Utilities	3.8
Telecommunication Services	3.6
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

2   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		3.36%	9.27%	16.24%
With Sales Charge*		(2.06)	7.32	14.95
CLASS C SHARES	2/19/05
Without CDSC		2.84	8.73	15.87
With CDSC**		1.84	8.73	15.87
CLASS R5 SHARES***	5/15/06	3.82	9.63	16.47
SELECT CLASS SHARES	2/28/03	3.62	9.52	16.40

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   3

JPMorgan Intrepid Growth Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$2,557,107
Primary Benchmark	Russell 1000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Growth Fund, which seeks to provide long-term capital growth,* returned 1.86%** (Select Class Shares) over the six months ended December 31, 2007, compared to the 3.41% return for the Russell 1000 Growth Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance.

The Fund was negatively impacted by stock selection in the financial and consumer staples sectors. The financial sector was hindered by concerns surrounding the mortgage market and its effect on the availability of financing for companies, buyout firms and hedge funds. The Fund was hurt by its exposure to diversified financial companies that have come under pressure, as sub-prime mortgage problems spread to affect what were considered higher-quality loans. Within consumer staples, poor stock selection in the food, beverage and tobacco industry hurt results. In particular, a large chicken producer holding declined after the company reported weaker-than-expected profit due to higher costs for fuel and corn.

On the upside, performance was positively impacted by the consumer discretionary and healthcare sectors. Within the consumer discretionary sector, the Fund’s online retailer holdings posted stronger-than-expected earnings, driven by overseas demand. Performance in the healthcare sector was helped by stock selection in the healthcare equipment and services industry. In particular, a pharmacy-benefits holding benefited from an increase in new clients and strong prescription volume.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing inexpensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Microsoft Corp.	3.7%
2.	Apple, Inc.	3.6
3.	Hewlett-Packard Co.	2.9
4.	International Business Machines Corp.	2.7
5.	Exxon Mobil Corp.	2.6
6.	Merck & Co., Inc.	2.6
7.	Oracle Corp.	2.4
8.	Altria Group, Inc.	2.0
9.	Goldman Sachs Group, Inc. (The)	1.8
10.	Intel Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	27.9%
Health Care	15.5
Industrials	12.7
Consumer Discretionary	11.1
Consumer Staples	9.5
Energy	8.8
Financials	7.3
Materials	3.5
Utilities	1.1
Telecommunication Services	1.0
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

4   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		10.88%	9.53%	15.10%
With Sales Charge*		5.05	7.57	13.83
CLASS C SHARES	2/19/05
Without CDSC		10.39	8.98	14.75
With CDSC**		9.39	8.98	14.75
CLASS R5 SHARES***	5/15/06	11.42	9.88	15.34
SELECT CLASS SHARES	2/28/03	11.16	9.77	15.26

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price to book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   5

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	December 31, 1983
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$861,489
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Mid Cap Fund, which seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations,* returned –6.67%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –3.92% return for the Russell Midcap Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

The Fund negatively impacted by stock selection in the energy and financial sectors. Within the energy sector, oil refiners were hurt by industry-wide concerns about lower refining margins. The financial sector was hindered by concerns surrounding the mortgage market and its effect on the availability of financing for companies, buyout firms and hedge funds. The Fund was hurt by its exposure to diversified financial companies that have come under pressure, as sub-prime mortgage problems spread to affect what were considered higher-quality loans.

On the upside, performance was positively impacted by the materials and consumer discretionary sectors. Within the materials sector, metals and mining companies posted better-than-expected earnings due to strong global demand and increased metals prices. Within the consumer discretionary sector, shares of a kitchenware manufacturer holding rallied after it reported stronger-than-expected net income.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing inexpensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Hess Corp.	1.5%
2.	National Oilwell Varco, Inc.	1.2
3.	MEMC Electronic Materials, Inc.	1.1
4.	Cummins, Inc.	1.0
5.	United States Steel Corp.	1.0
6.	McDermott International, Inc.	1.0
7.	NVIDIA Corp.	1.0
8.	Murphy Oil Corp.	1.0
9.	ProLogis	1.0
10.	Edison International	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.1%
Information Technology	14.5
Consumer Discretionary	14.3
Industrials	14.0
Energy	10.5
Health Care	7.9
Utilities	7.7
Materials	6.7
Consumer Staples	5.4
Telecommunication Services	2.4
Short-Term Investment	0.5

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2007. The Fund’s composition is subject to change.

6   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/01/92
Without Sales Charge		2.85%	15.27%	8.17%
With Sales Charge*		(2.53)	14.03	7.59
CLASS B SHARES	9/23/96
Without CDSC		2.29	14.52	7.56
With CDSC**		(2.71)	14.29	7.56
CLASS C SHARES	3/22/99
Without CDSC		2.28	14.51	7.42
With CDSC***		1.28	14.51	7.42
SELECT CLASS SHARES	12/31/83	3.11	15.56	8.44
ULTRA SHARES	2/22/05	3.27	15.67	8.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/97 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The returns for the Fund prior to March 22, 1999 (offering date of the Select Class Shares) reflect the performance of the Pegasus Mid Cap Opportunity Fund and its predecessor. Returns for Class C and Ultra Shares prior to their inception date are based on the performance of the Select Class Shares. Prior class performance for Class C Shares has been adjusted to reflect the differences in expenses and sales charges between classes. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 1997 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   7

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$35,323
Primary Benchmark	Russell 3000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Multi Cap Fund, which seeks to provide long-term capital appreciation,* returned –6.70%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –1.84% return for the Russell 3000 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

The Fund was negatively impacted by stock selection in the energy and consumer staples sectors. Within the energy sector, oil refiners were hurt by industry-wide concerns about lower refining margins. Performance in the consumer staples sector was hurt by poor stock selection in the food, beverage and tobacco industry. In particular, a large chicken producer holding declined after the company reported weaker-than-expected profit due to higher costs for fuel and corn.

On the upside, performance was positively impacted by the materials and consumer discretionary sectors. Within the materials sector, metals and mining companies posted better-than-expected earnings due to strong global demand and increased metals prices. Performance in the consumer discretionary sector was aided by stock selection in the automobile and components industry. In particular, shares of an automobile parts manufacturer holding rallied due to strong demand for fuel-efficient engines.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing inexpensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	AT&T, Inc.	1.9%
2.	Marathon Oil Corp.	1.8
3.	National Oilwell Varco, Inc.	1.7
4.	Oracle Corp.	1.7
5.	Accenture Ltd., Class A (Bermuda)	1.6
6.	Valero Energy Corp.	1.6
7.	International Business Machines Corp.	1.6
8.	Hewlett-Packard Co.	1.6
9.	Exxon Mobil Corp.	1.6
10.	Franklin Resources, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	17.6%
Financials	16.4
Industrials	11.9
Health Care	11.9
Energy	11.3
Consumer Discretionary	9.5
Consumer Staples	8.2
Materials	4.5
Utilities	3.6
Telecommunication Services	3.5
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

8   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		2.10%	7.91%	15.94%
With Sales Charge*		(3.28)	5.99	14.65
CLASS C SHARES	2/19/05
Without CDSC		1.58	7.39	15.59
With CDSC**		0.58	7.39	15.59
SELECT CLASS SHARES	2/28/03	2.35	8.16	16.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3000 largest U.S. companies (on the basis of capitalization). The Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund, through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   9

JPMorgan Intrepid Plus Fund
    (formerly JPMorgan Intrepid Long/Short Fund)

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	January 31, 2006
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$66,758
Primary Benchmark	Russell 1000 Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Plus Fund, which seeks to provide long-term capital appreciation,* returned –6.10%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –1.31% return for the Russell 1000 Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

The Fund was negatively impacted by stock selection in the energy and financial sectors. Within the energy sector, our long positions in oil refiners were hurt by industry-wide concerns about lower refining margins. Performance in the financial sector was hindered by both our long and short positions due to concerns surrounding the mortgage market and its effect on the availability of financing for companies, buyout firms and hedge funds. The Fund was hurt by its exposure to diversified financial companies that have come under pressure, as sub-prime mortgage problems spread to affect what were considered higher-quality loans.

On the upside, performance was positively impacted by the materials and consumer discretionary sectors. Within the materials sector, metals and mining companies posted better-than-expected earnings due to strong global demand and increased metals prices. Within the consumer discretionary sector, the Fund benefited from its short positions in the retailing industry. U.S. retailers were negatively impacted by poor holiday sales due to higher gasoline prices and increased food costs.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing inexpensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. The portfolio management team takes long positions in securities believed to offer attractive return potential and sell short securities they believe will underperform. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	AT&T, Inc.	1.3%
2.	NVIDIA Corp.	1.3
3.	Hess Corp.	1.2
4.	Hewlett-Packard Co.	1.1
5.	Oracle Corp.	1.1
6.	MasterCard, Inc., Class A	1.1
7.	International Business Machines Corp.	1.1
8.	ConocoPhillips	1.0
9.	Occidental Petroleum Corp.	1.0
10.	Valero Energy Corp.	1.0

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	19.8%
Energy	14.6
Financials	14.5
Health Care	10.6
Industrials	10.6
Consumer Discretionary	9.1
Consumer Staples	7.6
Materials	4.9
Telecommunication Services	4.0
Utilities	3.1
Short-Term Investment	1.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

10   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

TOP TEN SHORT POSITIONS OF THE PORTFOLIOˆ

1.	Alcatel-Lucent ADR (France)	2.6%
2.	Motorola, Inc.	2.6
3.	Anadarko Petroleum Corp.	2.4
4.	Electronic Arts, Inc.	2.1
5.	Range Resources Corp.	1.9
6.	Arch Coal, Inc.	1.6
7.	Cabot Oil & Gas Corp.	1.6
8.	Peabody Energy Corp.	1.6
9.	NYSE Euronext	1.5
10.	Cimarex Energy Co.	1.5

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTORˆ

Information Technology	26.2%
Energy	22.8
Consumer Discretionary	10.3
Financials	8.4
Health Care	7.8
Industrials	6.2
Consumer Staples	6.1
Materials	5.9
Telecommunication Services	5.0
Utilities	1.3

ˆ	Percentages indicated are based upon total short positions as of December 31, 2007. The Fund’s composition is subject to change.

TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		2.37%	6.26%
With Sales Charge*		(2.99)	3.31
CLASS C SHARES	1/31/06
Without CDSC		1.89	5.73
With CDSC**		0.89	5.73
SELECT CLASS SHARES	1/31/06	2.66	6.54

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Plus Fund, the Russell 1000 Index and the Lipper Long/Short Equity Funds Average from January 31, 2006 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge.

The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Long/Short Equity Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   11

JPMorgan Intrepid Value Fund

FUND COMMENTARY
AS OF DECEMBER 31, 2007 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2003
Fiscal Year End	June 30
Net Assets as of 12/31/2007 (In Thousands)	$442,709
Primary Benchmark	Russell 1000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Intrepid Value Fund, which seeks to provide long-term capital appreciation,* returned –6.09%** (Select Class Shares) over the six months ended December 31, 2007, compared to the –6.03% return for the Russell 1000 Value Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The value factors employed by the behavioral finance process held back returns, but the momentum factors had a positive impact on performance. In addition, on an absolute basis, Fund performance was lackluster. Market volatility in the second half of the year made investors nervous, causing them to avoid investments with higher risk/reward potential and seek the relative safety of “less risky” assets such as U.S. Treasury bonds.

The Fund was negatively impacted by stock selection in the energy and consumer staples sectors. Within the energy sector, oil refiners were hurt by industry-wide concerns about lower refining margins. Performance in the consumer staples sector was hurt by a nutritional supplement manufacturer holding that reported weaker-than-expected sales of vitamins and diet aids.

On the upside, performance was positively impacted by the materials and financial sectors. Within the materials sector, metals and mining companies posted better-than-expected earnings due to strong global demand and increased metals prices. Performance in the financial sector was helped by an underweight in the banking industry. Banks experienced continued difficulty due to volatile credit markets and rising potential for an economic slowdown.

Q:	HOW WAS THE FUND MANAGED?

A:	The Fund’s investment philosophy is based on behavioral finance theory. Behavioral finance theorizes that investors are consistently irrational in making many investment decisions, indicating that investor behavior can be affected by psychological biases and emotional reactions. This gives rise to market anomalies where stocks with specific characteristics, such as value and momentum, may substantially outperform. On average, fast-growing inexpensive stocks with improving earnings expectations and good news flow outperform slow-growing expensive stocks with bad news flow. As with any diversified portfolio, the stocks held are exposed to the potential upside and downside risks of market news and security-specific information. The Fund seeks to capitalize on persistent market inefficiencies driven by investor irrationality and to maximize long-term capital growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Exxon Mobil Corp.	6.1%
2.	AT&T, Inc.	4.9
3.	Pfizer, Inc.	3.4
4.	Chevron Corp.	3.2
5.	ConocoPhillips	3.0
6.	Bank of America Corp.	2.6
7.	Citigroup, Inc.	2.4
8.	Altria Group, Inc.	2.3
9.	Wells Fargo & Co.	2.1
10.	U.S. Bancorp	2.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials	28.2%
Energy	16.6
Industrials	10.6
Consumer Staples	8.0
Health Care	7.7
Consumer Discretionary	7.3
Utilities	6.3
Telecommunication Services	6.3
Materials	4.5
Information Technology	3.7
Short-Term Investment	0.8

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
***	Percentages indicated are based upon total investments as of December 31, 2007. The Fund’s composition is subject to change.

12   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2007

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		(0.14)%	10.40%	17.81%
With Sales Charge*		(5.40)	8.43	16.50
CLASS C SHARES	2/19/05
Without CDSC		(0.65)	9.86	17.45
With CDSC**		(1.65)	9.86	17.45
CLASS R5 SHARES***	5/15/06	0.29	10.78	18.05
SELECT CLASS SHARES	2/28/03	0.11	10.67	17.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
***	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/07)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2007. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 5.6%
578	General Dynamics Corp.	51,392
969	Honeywell International, Inc.	59,674
528	Lockheed Martin Corp.	55,588
261	Northrop Grumman Corp.	20,548
890	Raytheon Co.	54,047
		241,249
	Auto Components — 0.9%
235	Autoliv, Inc. (Sweden)	12,392
257	BorgWarner, Inc.	12,422
424	Johnson Controls, Inc.	15,267
		40,081
	Beverages — 0.5%
245	PepsiAmericas, Inc.	8,147
316	Pepsi Bottling Group, Inc.	12,461
		20,608
	Capital Markets — 7.6%
224	Ameriprise Financial, Inc.	12,361
1,273	Bank of New York Mellon Corp. (The)	62,091
332	Federated Investors, Inc., Class B	13,677
293	Franklin Resources, Inc.	33,471
315	Goldman Sachs Group, Inc. (The)	67,762
453	Invesco Ltd.	14,206
282	Lazard Ltd., Class A (Bermuda)	11,488
1,063	Morgan Stanley	56,472
652	State Street Corp.	52,918
		324,446
	Chemicals — 1.3%
321	Celanese Corp., Class A	13,589
187	CF Industries Holdings, Inc.	20,592
416	Terra Industries, Inc. (a)	19,883
		54,064
	Commercial Banks — 3.3%
807	PNC Financial Services Group, Inc.	52,986
291	SunTrust Banks, Inc.	18,160
2,389	Wells Fargo & Co.	72,121
		143,267
	Commercial Services & Supplies — 0.6%
1,083	Allied Waste Industries, Inc. (a)	11,939
364	R.R. Donnelley & Sons Co.	13,741
		25,680
	Computers & Peripherals — 5.3%
153	Apple, Inc. (a)	30,207
1,590	Hewlett-Packard Co.	80,238
781	International Business Machines Corp.	84,404
527	Seagate Technology (Cayman Islands)	13,431
607	Western Digital Corp. (a)	18,344
		226,624
	Consumer Finance — 0.2%
459	Discover Financial Services	6,928
	Diversified Financial Services — 0.3%
283	Nasdaq Stock Market, Inc. (The) (a)	14,006
	Diversified Telecommunication Services — 3.6%
2,834	AT&T, Inc.	117,761
290	CenturyTel, Inc.	12,036
275	Embarq Corp.	13,600
946	Windstream Corp.	12,317
		155,714
	Electric Utilities — 1.8%
861	Edison International	45,962
449	FPL Group, Inc.	30,440
		76,402
	Electronic Equipment & Instruments — 0.6%
324	Arrow Electronics, Inc. (a)	12,727
363	Avnet, Inc. (a)	12,687
		25,414
	Energy Equipment & Services — 0.5%
278	National Oilwell Varco, Inc. (a)	20,400
	Food & Staples Retailing — 1.8%
343	BJ’s Wholesale Club, Inc. (a)	11,617
1,986	Kroger Co. (The)	53,041
311	SUPERVALU, Inc.	11,669
		76,327
	Food Products — 0.3%
253	JM Smucker Co. (The)	13,025
	Gas Utilities — 0.3%
227	Energen Corp.	14,606
	Health Care Providers & Services — 4.5%
947	Aetna, Inc.	54,688
290	Cigna Corp.	15,587
222	Humana, Inc. (a)	16,689
251	McKesson Corp.	16,436

SEE NOTES TO FINANCIAL STATEMENTS.

14   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
228	Medco Health Solutions, Inc. (a)	23,119
769	WellPoint, Inc. (a)	67,429
		193,948
	Hotels, Restaurants & Leisure — 1.6%
1,137	McDonald’s Corp.	66,963
	Household Durables — 0.3%
428	Tempur-Pedic International, Inc.	11,113
	Household Products — 1.5%
196	Church & Dwight Co., Inc.	10,609
120	Energizer Holdings, Inc. (a)	13,467
589	Kimberly-Clark Corp.	40,827
		64,903
	Independent Power Producers & Energy Traders — 0.3%
344	Mirant Corp. (a)	13,401
	Insurance — 4.5%
893	ACE Ltd. (Bermuda)	55,145
872	Chubb Corp.	47,578
619	Loews Corp.	31,140
1,100	Travelers Cos., Inc. (The)	59,153
		193,016
	Internet & Catalog Retail — 0.6%
415	Expedia, Inc. (a)	13,119
114	priceline.com, Inc. (a)	13,094
		26,213
	IT Services — 3.0%
1,402	Accenture Ltd., Class A (Bermuda)	50,521
236	Computer Sciences Corp. (a)	11,660
266	Hewitt Associates, Inc., Class A (a)	10,189
261	MasterCard, Inc., Class A	56,103
		128,473
	Machinery — 3.9%
801	Caterpillar, Inc.	58,142
122	Cummins, Inc.	15,552
706	Deere & Co.	65,780
307	Manitowoc Co., Inc. (The)	14,971
193	Parker Hannifin Corp.	14,516
		168,961
	Media — 2.8%
467	Omnicom Group, Inc.	22,196
697	Viacom, Inc., Class B (a)	30,612
2,071	Walt Disney Co. (The)	66,862
		119,670
	Metals & Mining — 2.9%
280	AK Steel Holding Corp. (a)	12,933
539	Freeport-McMoRan Copper & Gold, Inc.	55,171
374	Southern Copper Corp.	39,350
127	United States Steel Corp.	15,368
		122,822
	Multi-Utilities — 1.3%
765	CenterPoint Energy, Inc.	13,097
442	Public Service Enterprise Group, Inc.	43,393
		56,490
	Multiline Retail — 0.4%
522	Big Lots, Inc. (a)	8,350
337	Dollar Tree Stores, Inc. (a)	8,722
		17,072
	Office Electronics — 1.1%
2,824	Xerox Corp.	45,721
	Oil, Gas & Consumable Fuels — 11.8%
1,158	Chevron Corp.	108,039
667	ConocoPhillips	58,922
2,066	Exxon Mobil Corp.	193,591
207	Holly Corp.	10,509
993	Marathon Oil Corp.	60,422
231	Tesoro Corp.	11,014
792	Valero Energy Corp.	55,457
282	Western Refining, Inc.	6,832
		504,786
	Personal Products — 0.5%
328	Herbalife Ltd. (Cayman Islands)	13,192
379	NBTY, Inc. (a)	10,373
		23,565
	Pharmaceuticals — 7.1%
1,053	Eli Lilly & Co.	56,225
579	Johnson & Johnson	38,599
1,472	Merck & Co., Inc.	85,544
400	Perrigo Co.	14,011
3,879	Pfizer, Inc.	88,174
562	Sepracor, Inc. (a)	14,742
453	Warner Chilcott Ltd., Class A (Bermuda) (a)	8,035
		305,330
	Real Estate Investment Trusts (REITs) — 1.3%
774	Annaly Capital Management, Inc.	14,078
689	ProLogis	43,669
		57,747

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   15

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Management & Development — 0.3%
151	Jones Lang LaSalle, Inc.	10,731
	Road & Rail — 1.4%
324	Kansas City Southern Industries, Inc. (a)	11,119
396	Union Pacific Corp.	49,733
		60,852
	Semiconductors & Semiconductor Equipment — 2.7%
1,007	Amkor Technology, Inc. (a)	8,592
297	Lam Research Corp. (a)	12,848
234	MEMC Electronic Materials, Inc. (a)	20,689
1,564	NVIDIA Corp. (a)	53,202
1,081	ON Semiconductor Corp. (a)	9,601
272	Varian Semiconductor Equipment Associates, Inc. (a)	10,073
		115,005
	Software — 3.7%
467	BMC Software, Inc. (a)	16,630
479	CA, Inc.	11,958
698	Cadence Design Systems, Inc. (a)	11,873
1,409	Compuware Corp. (a)	12,512
3,499	Oracle Corp. (a)	79,005
493	Sybase, Inc. (a)	12,873
512	Synopsys, Inc. (a)	13,276
		158,127
	Specialty Retail — 1.8%
124	AutoZone, Inc. (a)	14,869
908	Gap, Inc. (The)	19,314
285	Men’s Wearhouse, Inc.	7,681
614	RadioShack Corp.	10,347
216	Sherwin-Williams Co. (The)	12,519
441	TJX Cos., Inc.	12,679
		77,409
	Textiles, Apparel & Luxury Goods — 1.0%
688	Nike, Inc., Class B	44,205
	Tobacco — 3.8%
1,299	Altria Group, Inc.	98,141
162	Loews Corp. — Carolina Group	13,784
771	Reynolds American, Inc.	50,862
		162,787
	Total Long-Term Investments (Cost $3,541,585)	4,228,151
Short-Term Investment — 1.2%
	Investment Company — 1.2%
51,826	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $51,826)	51,826
	Total Investments — 99.8% (Cost $3,593,411)	4,279,977
	Other Assets in Excess of Liabilities — 0.2%	8,113
	NET ASSETS — 100.0%	$4,288,090

Percentages indicated are based on net assets.

Futures Contracts
(Amounts in thousands, except number of contracts)

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/07	UNREALIZED APPRECIATION (DEPRECIATION)
100	S&P 500	March, 2008	$36,930	$ (457)

SEE NOTES TO FINANCIAL STATEMENTS.

16   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.2%
	Common Stocks — 98.2%
	Aerospace & Defense — 4.6%
658	Honeywell International, Inc.	40,500
390	Lockheed Martin Corp.	41,041
259	Precision Castparts Corp.	35,979
		117,520
	Auto Components — 0.7%
512	Johnson Controls, Inc.	18,434
	Beverages — 0.6%
232	PepsiAmericas, Inc.	7,733
192	Pepsi Bottling Group, Inc.	7,557
		15,290
	Biotechnology — 0.3%
71	United Therapeutics Corp. (a)	6,953
	Capital Markets — 4.8%
763	Bank of New York Mellon Corp. (The)	37,179
185	Federated Investors, Inc., Class B	7,602
208	Goldman Sachs Group, Inc. (The)	44,709
266	Invesco Ltd.	8,347
311	State Street Corp.	25,286
		123,123
	Chemicals — 0.3%
183	Celanese Corp., Class A	7,745
	Commercial Services & Supplies — 1.0%
585	Allied Waste Industries, Inc. (a)	6,445
132	IHS, Inc., Class A (a)	8,012
89	Manpower, Inc.	5,053
192	R.R. Donnelley & Sons Co.	7,231
		26,741
	Communications Equipment — 1.2%
125	CommScope, Inc. (a)	6,161
751	Juniper Networks, Inc. (a)	24,930
		31,091
	Computers & Peripherals — 9.7%
460	Apple, Inc. (a)	91,057
1,449	Hewlett-Packard Co.	73,135
631	International Business Machines Corp.	68,157
280	Seagate Technology (Cayman Islands)	7,143
257	Western Digital Corp. (a)	7,755
		247,247
	Construction & Engineering — 0.3%
53	Foster Wheeler Ltd. (a)	8,201
	Containers & Packaging — 0.3%
175	Owens-Illinois, Inc. (a)	8,653
	Diversified Consumer Services — 0.3%
75	ITT Educational Services, Inc. (a)	6,404
	Diversified Financial Services — 0.3%
163	Nasdaq Stock Market, Inc. (The) (a)	8,077
	Diversified Telecommunication Services — 1.0%
611	AT&T, Inc.	25,406
	Electric Utilities — 0.5%
249	Edison International	13,300
	Electrical Equipment — 0.5%
149	Belden, Inc.	6,635
101	General Cable Corp. (a)	7,409
		14,044
	Electronic Equipment & Instruments — 0.6%
214	Avnet, Inc. (a)	7,497
67	Mettler-Toledo International, Inc. (a)	7,568
		15,065
	Energy Equipment & Services — 1.6%
556	National Oilwell Varco, Inc. (a)	40,858
	Food & Staples Retailing — 2.5%
212	BJ’s Wholesale Club, Inc. (a)	7,165
331	Costco Wholesale Corp.	23,091
1,308	Kroger Co. (The)	34,927
		65,183
	Food Products — 0.9%
81	Bunge Ltd.	9,394
314	Flowers Foods, Inc.	7,346
122	JM Smucker Co. (The)	6,255
		22,995
	Gas Utilities — 0.3%
117	Energen Corp.	7,508
	Health Care Equipment & Supplies — 2.3%
746	Baxter International, Inc.	43,329
28	Intuitive Surgical, Inc. (a)	9,216
132	Kinetic Concepts, Inc. (a)	7,059
		59,604
	Health Care Providers & Services — 4.8%
695	Aetna, Inc.	40,146
140	Cigna Corp.	7,533
123	Coventry Health Care, Inc. (a)	7,300
112	Express Scripts, Inc. (a)	8,205

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — Continued
137	Health Net, Inc. (a)	6,622
106	Humana, Inc. (a)	7,960
432	Medco Health Solutions, Inc. (a)	43,764
		121,530
	Hotels, Restaurants & Leisure — 2.1%
182	Bally Technologies, Inc. (a)	9,034
641	McDonald’s Corp.	37,764
56	Wynn Resorts Ltd.	6,257
		53,055
	Household Durables — 0.3%
262	Tempur-Pedic International, Inc.	6,812
	Household Products — 1.3%
141	Church & Dwight Co., Inc.	7,640
67	Energizer Holdings, Inc. (a)	7,479
246	Kimberly-Clark Corp.	17,058
		32,177
	Independent Power Producers & Energy Traders — 0.3%
194	Mirant Corp. (a)	7,547
	Industrial Conglomerates — 1.4%
139	McDermott International, Inc. (a)	8,217
397	Textron, Inc.	28,285
		36,502
	Insurance — 1.0%
189	MetLife, Inc.	11,628
149	Prudential Financial, Inc.	13,863
		25,491
	Internet & Catalog Retail — 2.2%
429	Amazon.com, Inc. (a)	39,696
252	Expedia, Inc. (a)	7,965
68	priceline.com, Inc. (a)	7,822
		55,483
	IT Services — 3.6%
988	Accenture Ltd., Class A (Bermuda)	35,587
99	Alliance Data Systems Corp. (a)	7,454
216	Hewitt Associates, Inc., Class A (a)	8,274
184	MasterCard, Inc., Class A	39,683
		90,998
	Life Sciences Tools & Services — 1.4%
470	Thermo Fisher Scientific, Inc. (a)	27,109
98	Waters Corp. (a)	7,749
		34,858
	Machinery — 2.8%
128	AGCO Corp. (a)	8,715
65	Cummins, Inc.	8,292
399	Deere & Co.	37,173
185	Manitowoc Co., Inc. (The)	9,034
96	Parker-Hannifin Corp.	7,207
		70,421
	Marine — 0.3%
170	Kirby Corp. (a)	7,878
	Media — 2.7%
67	Central European Media Enterprises Ltd. (Bermuda) (a)	7,782
236	Interactive Data Corp.	7,777
134	Meredith Corp.	7,384
104	Morningstar, Inc. (a)	8,094
1,183	Walt Disney Co. (The)	38,171
		69,208
	Metals & Mining — 2.8%
397	Freeport-McMoRan Copper & Gold, Inc.	40,703
302	Southern Copper Corp.	31,781
		72,484
	Oil, Gas & Consumable Fuels — 7.1%
348	Chevron Corp.	32,460
713	Exxon Mobil Corp.	66,810
169	Frontier Oil Corp.	6,846
535	Marathon Oil Corp.	32,578
112	Tesoro Corp.	5,343
503	Valero Energy Corp.	35,246
119	Western Refining, Inc.	2,891
		182,174
	Personal Products — 0.8%
230	Alberto-Culver Co.	5,644
192	Avon Products, Inc.	7,602
184	Herbalife Ltd. (Cayman Islands)	7,403
		20,649
	Pharmaceuticals — 6.8%
1,221	Bristol-Myers Squibb Co.	32,381
241	Eli Lilly & Co.	12,888
1,138	Merck & Co., Inc.	66,129
233	Perrigo Co.	8,147
1,409	Schering-Plough Corp.	37,547
306	Sepracor, Inc. (a)	8,027
424	Warner Chilcott Ltd., Class A (Bermuda) (a)	7,509
		172,628

SEE NOTES TO FINANCIAL STATEMENTS.

18   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Real Estate Investment Trusts (REITs) — 1.1%
461	ProLogis	29,193
	Road & Rail — 1.7%
215	Kansas City Southern Industries, Inc. (a)	7,374
288	Union Pacific Corp.	36,166
		43,540
	Semiconductors & Semiconductor Equipment — 4.9%
1,646	Intel Corp.	43,885
424	MEMC Electronic Materials, Inc. (a)	37,555
1,094	NVIDIA Corp. (a)	37,223
620	ON Semiconductor Corp. (a)	5,507
		124,170
	Software — 7.9%
228	BMC Software, Inc. (a)	8,110
288	CA, Inc.	7,196
862	Compuware Corp. (a)	7,658
217	McAfee, Inc. (a)	8,149
2,678	Microsoft Corp.	95,340
115	NAVTEQ Corp. (a)	8,701
2,667	Oracle Corp. (a)	60,212
292	Sybase, Inc. (a)	7,610
		202,976
	Specialty Retail — 1.9%
66	AutoZone, Inc. (a)	7,866
216	Barnes & Noble, Inc.	7,424
131	GameStop Corp., Class A (a)	8,130
183	Guess?, Inc.	6,930
137	Men’s Wearhouse, Inc.	3,707
423	RadioShack Corp.	7,129
156	Tiffany & Co.	7,176
		48,362
	Textiles, Apparel & Luxury Goods — 1.0%
141	Crocs, Inc. (a)	5,190
324	Nike, Inc., Class B	20,808
		25,998
	Tobacco — 3.4%
675	Altria Group, Inc.	50,979
92	Loews Corp. — Carolina Group	7,839
423	Reynolds American, Inc.	27,914
		86,732
	Total Long-Term Investments (Cost $2,136,960)	2,510,308
Short-Term Investment — 1.6%
	Investment Company — 1.6%
41,068	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $41,068)	41,068
	Total Investments — 99.8% (Cost $2,178,028)	2,551,376
	Other Assets in Excess of Liabilities — 0.2%	5,731
	NET ASSETS — 100.0%	$2,557,107

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   19

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.7%
	Common Stocks — 99.7%
	Aerospace & Defense — 1.7%
59	Goodrich Corp.	4,180
59	Precision Castparts Corp.	8,114
54	TransDigm Group, Inc. (a)	2,448
		14,742
	Airlines — 1.0%
109	Continental Airlines, Inc., Class B (a)	2,423
44	Copa Holdings S.A., Class A (Panama) (c)	1,668
127	UAL Corp. (a) (c)	4,511
		8,602
	Auto Components — 1.4%
44	Autoliv, Inc. (Sweden)	2,340
113	BorgWarner, Inc.	5,461
110	Johnson Controls, Inc.	3,961
		11,762
	Beverages — 1.2%
141	PepsiAmericas, Inc.	4,692
148	Pepsi Bottling Group, Inc.	5,820
		10,512
	Building Products — 0.4%
93	Lennox International, Inc.	3,848
	Capital Markets — 2.8%
138	American Capital Strategies Ltd. (c)	4,539
125	Ameriprise Financial, Inc.	6,883
123	Federated Investors, Inc., Class B	5,058
88	Invesco Ltd.	2,761
152	Raymond James Financial, Inc.	4,968
		24,209
	Chemicals — 2.4%
91	Albemarle Corp.	3,733
160	Celanese Corp., Class A	6,780
51	CF Industries Holdings, Inc.	5,558
105	Terra Industries, Inc. (a) (c)	5,034
		21,105
	Commercial Banks — 1.8%
60	Bank of Hawaii Corp.	3,053
51	BOK Financial Corp.	2,652
48	City National Corp.	2,841
67	PNC Financial Services Group, Inc.	4,405
132	TCF Financial Corp.	2,370
		15,321
	Commercial Services & Supplies — 2.2%
434	Allied Waste Industries, Inc. (a)	4,780
37	Manpower, Inc.	2,094
173	R.R. Donnelley & Sons Co.	6,518
171	Republic Services, Inc.	5,370
		18,762
	Communications Equipment — 0.4%
67	CommScope, Inc. (a)	3,312
	Computers & Peripherals — 1.7%
132	NCR Corp. (a)	3,323
159	Seagate Technology (Cayman Islands)	4,047
234	Western Digital Corp. (a)	7,081
		14,451
	Construction & Engineering — 0.9%
47	Foster Wheeler Ltd. (a)	7,239
	Consumer Finance — 0.3%
190	Discover Financial Services	2,867
	Containers & Packaging — 0.7%
127	Owens-Illinois, Inc. (a)	6,301
	Diversified Consumer Services — 2.2%
101	Apollo Group, Inc., Class A (a)	7,106
84	DeVry, Inc. (c)	4,339
53	ITT Educational Services, Inc. (a)	4,511
77	Sotheby’s (c)	2,918
		18,874
	Diversified Financial Services — 0.7%
120	Nasdaq Stock Market, Inc. (The) (a)	5,949
	Diversified Telecommunication Services — 1.7%
89	AT&T, Inc.	3,717
132	CenturyTel, Inc.	5,452
116	Embarq Corp.	5,755
		14,924
	Electric Utilities — 2.6%
112	American Electric Power Co., Inc.	5,201
154	Edison International	8,192
58	FirstEnergy Corp.	4,210
75	FPL Group, Inc.	5,111
		22,714
	Electrical Equipment — 0.3%
56	Belden, Inc. (c)	2,488

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electronic Equipment & Instruments — 1.7%
147	Arrow Electronics, Inc. (a)	5,770
160	Avnet, Inc. (a)	5,578
30	Mettler-Toledo International, Inc. (Switzerland) (a)	3,460
		14,808
	Energy Equipment & Services — 3.0%
146	Cameron International Corp. (a)	7,027
97	ENSCO International, Inc.	5,801
135	Global Industries Ltd (a)	2,883
138	National Oilwell Varco, Inc. (a)	10,130
		25,841
	Food & Staples Retailing — 0.6%
180	Kroger Co. (The)	4,794
	Food Products — 0.6%
74	Flowers Foods, Inc.	1,737
63	JM Smucker Co. (The)	3,256
		4,993
	Gas Utilities — 1.5%
47	AGL Resources, Inc.	1,769
99	Energen Corp.	6,349
161	Southern Union Co.	4,721
		12,839
	Health Care Equipment & Supplies — 0.5%
87	Kinetic Concepts, Inc. (a)	4,649
	Health Care Providers & Services — 4.8%
99	Aetna, Inc.	5,709
148	Cigna Corp.	7,947
115	Coventry Health Care, Inc. (a)	6,797
114	Health Net, Inc. (a)	5,492
105	Humana, Inc. (a)	7,870
63	McKesson Corp.	4,153
33	Medco Health Solutions, Inc. (a)	3,377
		41,345
	Hotels, Restaurants & Leisure — 0.4%
139	Darden Restaurants, Inc.	3,857
	Household Durables — 2.1%
64	Mohawk Industries, Inc. (a) (c)	4,732
71	Snap-On, Inc.	3,401
98	Stanley Works (The)	4,741
103	Tempur-Pedic International, Inc. (c)	2,667
75	Tupperware Brands Corp.	2,484
		18,025
	Household Products — 0.7%
53	Energizer Holdings, Inc. (a)	5,907
	Independent Power Producers & Energy Traders — 0.7%
165	Mirant Corp. (a) (c)	6,412
	Industrial Conglomerates — 1.0%
148	McDermott International, Inc. (a)	8,737
	Insurance — 4.7%
80	Arch Capital Group Ltd. (Bermuda) (a)	5,642
152	Axis Capital Holdings Ltd. (Bermuda)	5,908
78	Endurance Specialty Holdings Ltd. (Bermuda)	3,238
44	Loews Corp.	2,230
101	Nationwide Financial Services, Inc.	4,564
67	Odyssey Re Holdings Corp. (c)	2,474
36	PartnerRe Ltd. (Bermuda)	2,946
81	Philadelphia Consolidated Holding Co. (a)	3,188
93	RenaissanceRe Holdings Ltd. (Bermuda)	5,596
96	XL Capital Ltd., Class A (Bermuda)	4,845
		40,631
	Internet & Catalog Retail — 1.3%
195	Expedia, Inc. (a)	6,178
42	priceline.com, Inc. (a) (c)	4,836
		11,014
	IT Services — 2.1%
119	Accenture Ltd., Class A (Bermuda)	4,287
140	Hewitt Associates, Inc., Class A (a)	5,357
38	MasterCard, Inc., Class A	8,178
		17,822
	Leisure Equipment & Products — 0.6%
194	Hasbro, Inc.	4,957
	Life Sciences Tools & Services — 1.3%
94	Thermo Fisher Scientific, Inc. (a)	5,405
78	Waters Corp. (a)	6,191
		11,596
	Machinery — 5.8%
92	AGCO Corp. (a)	6,281
69	Cummins, Inc.	8,794
28	Deere & Co.	2,579
82	Eaton Corp.	7,979
43	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	1,984
82	Kennametal, Inc.	3,112
141	Manitowoc Co., Inc. (The)	6,885
89	Parker-Hannifin Corp.	6,699
51	SPX Corp.	5,287
		49,600

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Media — 2.7%
86	CBS Corp., Class B	2,330
102	DreamWorks Animation SKG, Inc., Class A (a)	2,600
99	Interactive Data Corp.	3,275
57	Meredith Corp.	3,123
92	Omnicom Group, Inc.	4,363
133	Regal Entertainment Group, Class A (c)	2,403
118	Viacom, Inc., Class B (a)	5,200
		23,294
	Metals & Mining — 3.5%
124	AK Steel Holding Corp. (a)	5,748
42	Freeport-McMoRan Copper & Gold, Inc.,	4,257
41	Southern Copper Corp. (c)	4,300
125	Steel Dynamics, Inc.	7,452
72	United States Steel Corp.	8,754
		30,511
	Multi-Utilities — 2.8%
92	Alliant Energy Corp.	3,760
340	CenterPoint Energy, Inc.	5,831
131	DTE Energy Co.	5,777
151	MDU Resources Group, Inc.	4,166
47	Public Service Enterprise Group, Inc.	4,617
		24,151
	Multiline Retail — 0.7%
127	Big Lots, Inc. (a) (c)	2,029
138	Dollar Tree Stores, Inc. (a)	3,580
		5,609
	Office Electronics — 0.9%
479	Xerox Corp.	7,753
	Oil, Gas & Consumable Fuels — 7.5%
45	Apache Corp.	4,807
138	Frontier Oil Corp.	5,584
127	Hess Corp.	12,789
62	Holly Corp.	3,155
74	Marathon Oil Corp.	4,519
100	Murphy Oil Corp.	8,484
94	Noble Energy, Inc.	7,499
81	Sunoco, Inc.	5,868
124	Tesoro Corp.	5,900
63	Valero Energy Corp.	4,439
80	Western Refining, Inc. (c)	1,932
		64,976
	Personal Products — 0.7%
80	Herbalife Ltd. (Cayman Islands)	3,202
91	NBTY, Inc. (a)	2,502
		5,704
	Pharmaceuticals — 1.2%
84	Perrigo Co.	2,955
117	Sepracor, Inc. (a)	3,079
257	Warner Chilcott Ltd., Class A (Bermuda) (a)	4,555
		10,589
	Real Estate Investment Trusts (REITs) — 4.4%
90	AMB Property Corp.	5,204
338	Annaly Capital Management, Inc.	6,139
135	General Growth Properties, Inc.	5,576
128	Hospitality Properties Trust	4,127
93	Nationwide Health Properties, Inc. (c)	2,918
131	ProLogis	8,271
125	Ventas, Inc.	5,656
		37,891
	Real Estate Management & Development — 0.4%
49	Jones Lang LaSalle, Inc.	3,451
	Road & Rail — 0.8%
92	Kansas City Southern Industries, Inc. (a) (c)	3,148
33	Union Pacific Corp.	4,120
		7,268
	Semiconductors & Semiconductor Equipment — 3.8%
202	Amkor Technology, Inc. (a) (c)	1,721
170	Intersil Corp., Class A	4,169
133	Lam Research Corp. (a)	5,754
109	MEMC Electronic Materials, Inc. (a)	9,654
251	NVIDIA Corp. (a)	8,524
294	ON Semiconductor Corp. (a) (c)	2,607
		32,429
	Software — 4.0%
197	BMC Software, Inc. (a)	7,008
258	CA, Inc.	6,437
309	Cadence Design Systems, Inc. (a)	5,248
360	Compuware Corp. (a)	3,195
62	NAVTEQ Corp. (a)	4,687
110	Sybase, Inc. (a)	2,862
198	Synopsys, Inc. (a)	5,129
		34,566

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Specialty Retail — 2.4%
50	AutoZone, Inc. (a)	6,020
62	GameStop Corp., Class A (a)	3,869
64	Men’s Wearhouse, Inc.	1,716
185	RadioShack Corp. (c)	3,119
97	Sherwin-Williams Co. (The) (c)	5,643
		20,367
	Textiles, Apparel & Luxury Goods — 0.7%
82	CROCS, Inc. (a)	3,018
75	Fossil, Inc. (a)	3,136
		6,154
	Thrifts & Mortgage Finance — 1.0%
120	Astoria Financial Corp.	2,788
208	Hudson City Bancorp, Inc.	3,122
119	Washington Federal, Inc. (c)	2,510
		8,420
	Tobacco — 1.7%
71	Loews Corp. — Carolina Group	6,054
27	Reynolds American, Inc. (c)	1,808
122	UST, Inc. (c)	6,658
		14,520
	Wireless Telecommunication Services — 0.7%
91	Telephone & Data Systems, Inc.	5,678
	Total Long-Term Investments (Cost $751,910)	859,140
Short-Term Investment — 0.5%
	Investment Company — 0.5%
4,249	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $4,249)	4,249

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 6.8%
	Certificates of Deposit — 1.0%
2,499	Calyon, New York, FRN, 4.40%, 03/15/10	2,492
6,500	Canadian Imperial Bank, New York, FRN, 4.37%, 02/14/08	6,500
		8,992
	Corporate Notes — 4.6%
4,000	Anglo Irish Bank Corp. plc, (Ireland) FRN, 5.29%, 09/05/08	3,998
4,000	Banque Federative du Credit Mutuel, (France) FRN, 5.21%, 08/01/08	3,987
4,000	BBVA Senior Finance S.A., (Spain) FRN, 5.00%, 03/12/10	3,982
4,000	Caixa d’Estalvis de Catalunya, (Spain) FRN, 5.18%, 06/30/08	3,996
5,000	General Electric Capital Corp., FRN, 4.40%, 03/12/10	4,933
4,000	Macquarie Bank Ltd., (Australia) FRN, 4.95%, 08/20/08	3,998
4,500	Monumental Global Funding, FRN, 5.07%, 05/24/10	4,478
5,000	National Rural Utilities Cooperative Finance Corp., FRN, 5.22%, 09/04/08	4,996
5,000	Pricoa Global Funding I, FRN, 4.86%, 09/26/08	4,984
		39,352
	Repurchase Agreement — 1.2%
10,215	Banc of America Securities LLC, 4.60%, dated 12/31/07, due 01/02/08, repurchase price $10,218, collateralized by U.S. Government Agency Mortgages	10,215
	Total Investments of Cash Collateral for Securities on Loan (Cost $58,559)	58,559
	Total Investments — 107.0% (Cost $814,718)	921,948
	Liabilities in Excess of Other Assets — (7.0)%	(60,459)
	NET ASSETS — 100.0%	$861,489

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   23

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.6%
	Common Stocks — 98.6%
	Aerospace & Defense — 5.7%
1	Ceradyne, Inc. (a)	56
5	General Dynamics Corp.	472
4	Lockheed Martin Corp.	453
4	Northrop Grumman Corp.	322
2	Precision Castparts Corp.	222
8	Raytheon Co.	476
		2,001
	Auto Components — 0.6%
1	Autoliv, Inc. (Sweden)	69
4	Johnson Controls, Inc.	151
		220
	Beverages — 1.6%
9	PepsiAmericas, Inc.	313
6	Pepsi Bottling Group, Inc.	249
		562
	Capital Markets — 5.7%
10	Bank of New York Mellon Corp. (The)	488
8	Federated Investors, Inc., Class B	329
4	Franklin Resources, Inc.	509
2	Goldman Sachs Group, Inc. (The)	484
4	Morgan Stanley	215
		2,025
	Chemicals — 1.3%
4	Celanese Corp., Class A	182
2	CF Industries Holdings, Inc.	165
3	Terra Industries, Inc. (a)	129
		476
	Commercial Banks — 3.3%
7	PNC Financial Services Group, Inc.	482
2	SVB Financial Group (a)	81
4	U.S. Bancorp	111
16	Wells Fargo & Co.	495
		1,169
	Commercial Services & Supplies — 1.2%
8	Allied Waste Industries, Inc. (a)	84
2	Deluxe Corp.	71
4	R.R. Donnelley & Sons Co.	134
1	United Stationers, Inc. (a)	64
1	Watson Wyatt Worldwide, Inc., Class A	56
		409
	Communications Equipment — 1.0%
7	CommScope, Inc. (a)	344
	Computers & Peripherals — 4.7%
11	Hewlett-Packard Co.	558
5	International Business Machines Corp.	562
9	Seagate Technology (Cayman Islands)	222
10	Western Digital Corp. (a)	305
		1,647
	Consumer Finance — 0.4%
10	First Marblehead Corp. (The)	153
	Diversified Consumer Services — 0.7%
2	DeVry, Inc.	104
4	Sotheby’s	150
		254
	Diversified Financial Services — 0.9%
7	Nasdaq Stock Market, Inc. (The) (a)	322
	Diversified Telecommunication Services — 3.5%
16	AT&T, Inc.	671
7	CenturyTel, Inc.	270
6	Embarq Corp.	287
		1,228
	Electric Utilities — 2.1%
2	Cleco Corp.	67
7	Edison International	390
3	FirstEnergy Corp.	202
3	Portland General Electric Co.	80
		739
	Electrical Equipment — 0.2%
5	GrafTech International Ltd. (a)	85
	Electronic Equipment & Instruments — 1.6%
7	Arrow Electronics, Inc. (a)	291
8	Avnet, Inc. (a)	278
		569
	Energy Equipment & Services — 2.5%
12	Global Industries Ltd. (a)	261
8	National Oilwell Varco, Inc. (a)	610
		871
	Food & Staples Retailing — 1.6%
12	Kroger Co. (The)	325
6	SUPERVALU, Inc.	240
		565
	Food Products — 0.3%
3	Fresh Del Monte Produce, Inc. (Cayman Islands) (a)	91

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 0.6%
3	Energen Corp.	196
	Health Care Equipment & Supplies — 0.4%
3	Kinetic Concepts, Inc. (a)	150
	Health Care Providers & Services — 4.2%
7	Aetna, Inc.	418
3	Cigna Corp.	172
3	Coventry Health Care, Inc. (a)	163
3	Humana, Inc. (a)	192
2	McKesson Corp.	128
5	WellPoint, Inc. (a)	421
		1,494
	Hotels, Restaurants & Leisure — 1.1%
7	McDonald’s Corp.	398
	Household Durables — 0.6%
1	Stanley Works (The)	58
3	Tempur-Pedic International, Inc.	78
2	Tupperware Brands Corp.	66
		202
	Household Products — 1.0%
3	Energizer Holdings, Inc. (a)	364
	Independent Power Producers & Energy Traders — 0.4%
4	Mirant Corp. (a)	160
	Insurance — 4.3%
4	ACE Ltd. (Bermuda)	219
5	Chubb Corp.	251
3	Endurance Specialty Holdings Ltd. (Bermuda)	125
3	Hartford Financial Services Group, Inc.	240
2	Loews Corp.	111
2	MetLife, Inc.	151
8	Travelers Cos., Inc. (The)	436
		1,533
	Internet & Catalog Retail — 0.8%
4	Expedia, Inc. (a)	139
1	priceline.com, Inc. (a)	149
		288
	IT Services — 3.6%
16	Accenture Ltd., Class A (Bermuda)	573
5	Computer Sciences Corp. (a)	223
6	Hewitt Associates, Inc., Class A (a)	245
1	MasterCard, Inc., Class A	215
		1,256
	Leisure Equipment & Products — 0.2%
2	Hasbro, Inc.	63
	Machinery — 3.5%
3	AGCO Corp. (a)	224
3	Barnes Group, Inc.	84
2	Cummins, Inc.	248
2	Eaton Corp.	218
5	Manitowoc Co., Inc. (The)	244
3	Parker-Hannifin Corp.	224
		1,242
	Marine — 0.2%
2	Genco Shipping & Trading Ltd.	88
	Media — 2.7%
6	CBS Corp., Class B	166
6	Interactive Data Corp.	201
1	Meredith Corp.	77
2	Scholastic Corp. (a)	77
6	Sinclair Broadcast Group, Inc., Class A	46
12	Walt Disney Co. (The)	397
		964
	Metals & Mining — 3.1%
4	Freeport-McMoRan Copper & Gold, Inc.	386
3	Southern Copper Corp.	352
3	Steel Dynamics, Inc.	176
2	United States Steel Corp.	200
		1,114
	Multi-Utilities — 0.5%
10	CenterPoint Energy, Inc.	171
	Multiline Retail — 0.7%
7	Big Lots, Inc. (a)	117
5	Dollar Tree Stores, Inc. (a)	120
		237
	Office Electronics — 0.6%
12	Xerox Corp.	201
	Oil, Gas & Consumable Fuels — 8.9%
2	Chevron Corp.	168
6	ConocoPhillips	503
6	Exxon Mobil Corp.	553
6	Frontier Oil Corp.	254
11	Marathon Oil Corp.	639
6	Tesoro Corp.	277
8	Valero Energy Corp.	564
7	Western Refining, Inc.	175
		3,133

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   25

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Personal Products — 1.2%
8	Herbalife Ltd. (Cayman Islands)	302
5	NBTY, Inc. (a)	134
		436
	Pharmaceuticals — 7.3%
7	Eli Lilly & Co.	390
3	KV Pharmaceutical Co., Class A (a)	88
7	Merck & Co., Inc.	395
11	Perrigo Co.	382
18	Pfizer, Inc.	399
14	Schering-Plough Corp.	364
11	Sepracor, Inc. (a)	278
16	Warner Chilcott Ltd. (Class A) (Bermuda) (a)	276
		2,572
	Real Estate Investment Trusts (REITs) — 1.4%
9	Annaly Capital Management, Inc.	171
3	National Retail Properties, Inc.	79
2	Potlatch Corp.	80
2	ProLogis	152
		482
	Real Estate Management & Development — 0.3%
2	Jones Lang LaSalle, Inc.	114
	Road & Rail — 1.1%
8	Hertz Global Holdings, Inc. (a)	119
2	Union Pacific Corp.	264
		383
	Semiconductors & Semiconductor Equipment — 2.8%
16	Amkor Technology, Inc. (a)	139
4	MEMC Electronic Materials, Inc. (a)	367
2	NVIDIA Corp. (a)	71
21	ON Semiconductor Corp. (a)	187
6	Varian Semiconductor Equipment Associates, Inc. (a)	214
		978
	Software — 3.5%
6	BMC Software, Inc. (a)	226
13	Cadence Design Systems, Inc. (a)	227
27	Oracle Corp. (a)	609
6	Sybase, Inc. (a)	167
		1,229
	Specialty Retail — 1.5%
2	AutoZone, Inc. (a)	180
3	Men’s Wearhouse, Inc.	86
7	RadioShack Corp.	110
3	Sherwin-Williams Co. (The)	154
		530
	Textiles, Apparel & Luxury Goods — 0.7%
2	Fossil, Inc. (a)	67
1	Nike, Inc., Class B	84
2	Warnaco Group, Inc. (The) (a)	80
		231
	Tobacco — 2.5%
4	Altria Group, Inc.	291
3	Loews Corp. — Carolina Group	260
5	Reynolds American, Inc.	337
		888
	Total Long-Term Investments (Cost $30,871)	34,827
Short-Term Investment — 1.6%
	Investment Company — 1.6%
569	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $569)	569
	Total Investments — 100.2% (Cost $31,440)	35,396
	Liabilities in Excess of Other Assets — (0.2)%	(73)
	NET ASSETS — 100.0%	$35,323

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

JPMorgan Intrepid Plus Fund
    (formerly JPMorgan Intrepid Long/Short Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 128.9% (j)
Long-Term Investments — 127.3%
	Common Stocks — 127.3%
	Aerospace & Defense — 4.6%
9	General Dynamics Corp.	765
7	Lockheed Martin Corp.	747
10	Northrop Grumman Corp.	769
13	Raytheon Co.	812
		3,093
	Airlines — 0.5%
3	Copa Holdings S.A., Class A (Panama)	117
6	UAL Corp. (a)	203
		320
	Auto Components — 0.8%
5	Autoliv, Inc. (Sweden)	237
9	Johnson Controls, Inc.	314
		551
	Beverages — 1.5%
15	PepsiAmericas, Inc.	510
12	Pepsi Bottling Group, Inc.	485
		995
	Building Products — 0.4%
7	Lennox International, Inc.	298
	Capital Markets — 6.9%
13	American Capital Strategies Ltd.	415
17	Bank of New York Mellon Corp. (The)	815
6	Franklin Resources, Inc.	675
4	Goldman Sachs Group, Inc. (The)	839
11	Lazard Ltd., Class A (Bermuda)	431
12	Morgan Stanley	632
10	State Street Corp.	804
		4,611
	Chemicals — 1.8%
3	Albemarle Corp.	140
7	Celanese Corp., Class A	308
3	CF Industries Holdings, Inc.	330
2	Lubrizol Corp.	109
7	Terra Industries, Inc. (a)	344
		1,231
	Commercial Banks — 2.7%
8	BOK Financial Corp.	388
8	PNC Financial Services Group, Inc.	495
15	U.S. Bancorp	489
14	Wells Fargo & Co.	432
		1,804
	Commercial Services & Supplies — 1.0%
12	Allied Waste Industries, Inc. (a)	128
2	Manpower, Inc.	125
4	R.R. Donnelley & Sons Co.	140
4	Republic Services, Inc.	135
8	Steelcase, Inc.	120
		648
	Communications Equipment — 1.8%
13	CommScope, Inc. (a)	650
9	Harris Corp.	537
		1,187
	Computers & Peripherals — 5.3%
21	Dell, Inc. (a)	510
19	Hewlett-Packard Co.	968
9	International Business Machines Corp.	924
20	Seagate Technology (Cayman Islands)	497
22	Western Digital Corp. (a)	650
		3,549
	Construction & Engineering — 0.4%
11	EMCOR Group, Inc. (a)	251
	Consumer Finance — 0.5%
5	Discover Financial Services	70
19	First Marblehead Corp. (The)	289
		359
	Containers & Packaging — 1.1%
2	Greif, Inc., Class A	157
6	Owens-Illinois, Inc. (a)	297
9	Packaging Corp. of America	259
		713
	Diversified Consumer Services — 0.4%
2	DeVry, Inc.	124
3	Sotheby’s	126
		250
	Diversified Financial Services — 0.6%
8	Nasdaq Stock Market, Inc. (The) (a)	396
	Diversified Telecommunication Services — 4.3%
28	AT&T, Inc.	1,149
12	CenturyTel, Inc.	510
10	Embarq Corp.	515
10	Verizon Communications, Inc.	433
20	Windstream Corp.	259
		2,866

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   27

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Electric Utilities — 0.8%
10	Edison International	518
	Electrical Equipment — 1.1%
8	Belden, Inc.	347
7	Thomas & Betts Corp. (a)	358
		705
	Electronic Equipment & Instruments — 2.3%
7	Anixter International, Inc. (a)	436
14	Arrow Electronics, Inc. (a)	550
15	Avnet, Inc. (a)	524
		1,510
	Energy Equipment & Services — 5.2%
8	Cameron International Corp. (a)	393
6	ENSCO International, Inc.	360
23	Global Industries Ltd. (a)	499
20	Halliburton Co.	766
11	National Oilwell Varco, Inc. (a)	816
4	Transocean, Inc.	631
		3,465
	Food & Staples Retailing — 1.8%
28	Kroger Co. (The)	737
12	SUPERVALU, Inc.	454
		1,191
	Food Products — 1.2%
14	Flowers Foods, Inc.	328
10	JM Smucker Co. (The)	499
		827
	Gas Utilities — 0.5%
5	Energen Corp.	340
	Health Care Equipment & Supplies — 0.4%
5	Kinetic Concepts, Inc. (a)	246
	Health Care Providers & Services — 5.4%
10	Aetna, Inc.	600
5	Cigna Corp.	279
5	Coventry Health Care, Inc. (a)	273
5	Health Net, Inc. (a)	251
3	Humana, Inc. (a)	258
7	Lincare Holdings, Inc. (a)	250
8	McKesson Corp.	531
10	UnitedHealth Group, Inc.	576
6	WellPoint, Inc. (a)	568
		3,586
	Hotels, Restaurants & Leisure — 1.4%
3	Darden Restaurants, Inc.	89
14	McDonald’s Corp.	848
		937
	Household Durables — 0.7%
2	Mohawk Industries, Inc. (a)	112
3	Snap-On, Inc.	130
3	Stanley Works (The)	121
5	Tempur-Pedic International, Inc.	122
		485
	Household Products — 0.8%
5	Energizer Holdings, Inc. (a)	558
	Independent Power Producers & Energy Traders — 0.4%
7	Mirant Corp. (a)	265
	Industrial Conglomerates — 0.6%
7	McDermott International, Inc. (a)	401
	Insurance — 5.5%
6	ACE Ltd. (Bermuda)	394
4	Arch Capital Group Ltd. (Bermuda) (a)	260
7	Axis Capital Holdings Ltd. (Bermuda)	253
7	Chubb Corp.	382
8	Endurance Specialty Holdings Ltd. (Bermuda)	346
4	Hartford Financial Services Group, Inc.	366
5	Loews Corp.	272
5	MetLife, Inc.	284
6	Odyssey Re Holdings Corp.	228
3	PartnerRe Ltd. (Bermuda)	256
6	Philadelphia Consolidated Holding Co. (a)	252
8	Travelers Cos., Inc. (The)	409
		3,702
	Internet & Catalog Retail — 0.8%
9	Expedia, Inc. (a)	275
2	priceline.com, Inc. (a)	276
		551
	IT Services — 3.8%
23	Accenture Ltd., Class A (Bermuda)	811
7	Computer Sciences Corp. (a)	346
12	Hewitt Associates, Inc., Class A (a)	448
4	MasterCard, Inc., Class A	925
		2,530
	Leisure Equipment & Products — 0.2%
5	Hasbro, Inc.	115

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Machinery — 4.1%
6	AGCO Corp. (a)	401
3	Cummins, Inc.	408
4	Eaton Corp.	388
8	Ingersoll-Rand Co., Ltd., Class A (Bermuda)	362
10	Kennametal, Inc.	379
8	Manitowoc Co., Inc. (The)	395
5	Parker Hannifin Corp.	383
		2,716
	Media — 3.4%
15	CBS Corp., Class B	403
13	Interactive Data Corp.	439
7	Meredith Corp.	374
11	Omnicom Group, Inc.	518
17	Walt Disney Co. (The)	543
		2,277
	Metals & Mining — 3.4%
6	AK Steel Holding Corp. (a)	282
2	Cleveland-Cliffs, Inc.	217
4	Freeport-McMoRan Copper & Gold, Inc.	438
5	Reliance Steel & Aluminum Co.	255
4	Southern Copper Corp.	399
5	Steel Dynamics, Inc.	316
3	United States Steel Corp.	338
		2,245
	Multi-Utilities — 2.3%
16	CenterPoint Energy, Inc.	274
10	Dominion Resources, Inc.	465
6	Public Service Enterprise Group, Inc.	550
4	Sempra Energy	260
		1,549
	Multiline Retail — 0.7%
13	Big Lots, Inc. (a)	203
9	Dollar Tree Stores, Inc. (a)	244
		447
	Office Electronics — 1.2%
50	Xerox Corp.	813
	Oil, Gas & Consumable Fuels — 13.6%
9	Chevron Corp.	840
10	ConocoPhillips	883
9	Exxon Mobil Corp.	845
12	Frontier Oil Corp.	477
10	Hess Corp.	1,059
8	Holly Corp.	412
14	Marathon Oil Corp.	842
7	Noble Energy, Inc.	565
11	Occidental Petroleum Corp.	878
8	Sunoco, Inc.	572
10	Tesoro Corp.	496
12	Valero Energy Corp.	862
15	Western Refining, Inc.	364
		9,095
	Personal Products — 1.4%
12	Herbalife Ltd. (Cayman Islands)	487
15	NBTY, Inc. (a)	414
		901
	Pharmaceuticals — 8.0%
13	Eli Lilly & Co.	673
19	Endo Pharmaceuticals Holdings, Inc. (a)	501
10	Johnson & Johnson	694
11	Merck & Co., Inc.	626
16	Perrigo Co.	560
28	Pfizer, Inc.	627
23	Schering-Plough Corp.	608
21	Sepracor, Inc. (a)	538
29	Warner Chilcott Ltd., Class A (Bermuda) (a)	505
		5,332
	Real Estate Investment Trusts (REITs) — 1.7%
2	AMB Property Corp.	121
8	Annaly Capital Management, Inc.	138
3	Hospitality Properties Trust	112
12	ProLogis	754
		1,125
	Real Estate Management & Development — 0.1%
1	Jones Lang LaSalle, Inc.	100
	Road & Rail — 1.1%
14	Hertz Global Holdings, Inc. (a)	215
4	Union Pacific Corp.	515
		730
	Semiconductors & Semiconductor Equipment — 5.9%
34	Amkor Technology, Inc. (a)	292
18	Intel Corp.	474
15	Intersil Corp., Class A	365
9	Lam Research Corp. (a)	373
7	MEMC Electronic Materials, Inc. (a)	575
33	NVIDIA Corp. (a)	1,121

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   29

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued (j)
	Semiconductors & Semiconductor Equipment — Continued
44	ON Semiconductor Corp. (a)	391
9	Varian Semiconductor Equipment Associates, Inc. (a)	331
		3,922
	Software — 5.3%
13	BMC Software, Inc. (a)	453
5	CA, Inc.	130
24	Cadence Design Systems, Inc. (a)	403
46	Compuware Corp. (a)	411
55	Novell, Inc. (a)	377
41	Oracle Corp. (a)	932
16	Sybase, Inc. (a)	410
16	Synopsys, Inc. (a)	410
		3,526
	Specialty Retail — 2.3%
2	AutoZone, Inc. (a)	288
7	Barnes & Noble, Inc.	227
7	Men’s Wearhouse, Inc. (The)	175
14	RadioShack Corp.	238
4	Sherwin-Williams Co. (The)	248
3	Tiffany & Co.	120
9	TJX Cos., Inc.	253
		1,549
	Textiles, Apparel & Luxury Goods — 1.0%
4	Fossil, Inc. (a)	147
8	Nike, Inc., Class B	527
		674
	Thrifts & Mortgage Finance — 0.5%
15	Astoria Financial Corp.	358
	Tobacco — 3.0%
11	Altria Group, Inc.	816
6	Loews Corp. — Carolina Group	520
11	Reynolds American, Inc.	696
		2,032
	Wireless Telecommunication Services — 0.8%
9	Telephone & Data Systems, Inc.	538
	Total Long-Term Investments (Cost $76,717)	84,983
Short-Term Investment — 1.6%
	Investment Company — 1.6%
1,043	JPMorgan Prime Money Market Fund, Institutional Class (b) (Cost $1,043)	1,043
	Total Long Positions — 128.9% (Cost $77,760)	86,026
	Liabilities in Excess of Other Assets — (28.9)%	(19,268)
	NET ASSETS — 100.0%	$66,758
Short Positions — 28.8%
	Common Stocks — 28.8%
	Air Freight & Logistics — 0.2%
3	Expeditors International of Washington, Inc.	132
	Automobiles — 0.1%
4	General Motors Corp.	90
	Biotechnology — 0.7%
7	Amylin Pharmaceuticals, Inc. (a)	252
10	Vertex Pharmaceuticals, Inc. (a)	240
		492
	Building Products — 0.4%
12	Owens Corning, Inc. (a)	233
	Chemicals — 0.4%
3	Ashland, Inc.	128
3	Ecolab, Inc.	159
		287
	Commercial Services & Supplies — 0.2%
2	Corporate Executive Board Co.	114
	Communications Equipment — 2.6%
67	Alcatel-Lucent ADR (France)	494
9	F5 Networks, Inc. (a)	262
19	JDS Uniphase Corp. (a)	256
31	Motorola, Inc.	491
37	Tellabs, Inc. (a)	239
		1,742
	Construction Materials — 0.2%
2	Vulcan Materials Co.	127
	Containers & Packaging — 0.2%
5	Bemis Co., Inc.	134
	Diversified Financial Services — 0.7%
1	Nymex Holdings Inc	187
3	NYSE Euronext	298
		485

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Diversified Telecommunication Services — 0.7%
78	Level 3 Communications, Inc. (a)	237
11	Time Warner Telecom, Inc., Class A (a)	231
		468
	Electronic Equipment & Instruments — 0.3%
15	Jabil Circuit, Inc.	227
	Energy Equipment & Services — 1.2%
11	BJ Services Co.	257
10	Nabors Industries Ltd. (Bermuda) (a)	263
6	Unit Corp. (a)	268
		788
	Food & Staples Retailing — 0.2%
3	Whole Foods Market, Inc.	131
	Food Products — 1.2%
4	Archer-Daniels-Midland Co.	162
10	Dean Foods Co.	273
3	Hershey Co. (The)	98
9	Smithfield Foods, Inc. (a)	263
		796
	Health Care Equipment & Supplies — 1.0%
20	Boston Scientific Corp. (a)	234
3	Cooper Cos., Inc. (The)	95
3	Resmed, Inc. (a)	158
3	Varian Medical Systems, Inc. (a)	162
		649
	Health Care Providers & Services — 0.5%
4	Brookdale Senior Living, Inc.	99
25	Tenet Healthcare Corp. (a)	127
3	Universal Health Services, Inc., Class B	128
		354
	Hotels, Restaurants & Leisure — 0.2%
7	Starbucks Corp. (a)	137
	Household Durables — 0.5%
9	D.R. Horton, Inc.	261
8	Pulte Homes, Inc.	81
		342
	Independent Power Producers & Energy Traders — 0.2%
7	AES Corp. (The) (a)	143
	Insurance — 1.4%
5	Arthur J Gallagher & Co	119
5	Brown & Brown, Inc.	120
10	Conseco, Inc. (a)	121
9	Fidelity National Financial, Inc.,	134
4	First American Corp.	143
5	Marsh & McLennan Cos., Inc.	135
9	Old Republic International Corp.	140
		912
	Internet & Catalog Retail — 0.2%
7	Liberty Media Corp. — Interactive, Class A (a)	130
	Internet Software & Services — 0.8%
7	Akamai Technologies, Inc. (a)	239
13	Yahoo!, Inc. (a)	292
		531
	IT Services — 0.6%
7	Iron Mountain, Inc. (a)	271
9	MoneyGram International, Inc.	140
		411
	Leisure Equipment & Products — 0.1%
6	Brunswick Corp.	99
	Machinery — 0.2%
6	Donaldson Co., Inc.	121
	Media — 0.5%
6	Comcast Corp., Class A (a)	104
5	Lamar Advertising Co., Class A	236
		340
	Metals & Mining — 0.6%
6	Newmont Mining Corp.	269
4	Titanium Metals Corp.	103
		372
	Multiline Retail — 0.6%
3	J.C. Penney Co., Inc.	132
3	Kohl’s Corp. (a)	114
7	Saks, Inc. (a)	141
		387
	Oil, Gas & Consumable Fuels — 5.4%
7	Anadarko Petroleum Corp.	460
7	Arch Coal, Inc.	308
8	Cabot Oil & Gas Corp.	307
7	Cimarex Energy Co.	298
8	CNX Gas Corp. (a)	254
5	Newfield Exploration Co. (a)	258
5	Peabody Energy Corp.	300
16	PetroHawk Energy Corp. (a)	270
5	Pioneer Natural Resources Co.	249
5	Quicksilver Resources, Inc. (a)	277

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   31

JPMorgan Intrepid Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
7	Range Resources Corp.	365
5	Southwestern Energy Co. (a)	256
		3,602
	Paper & Forest Products — 0.3%
6	Louisiana-Pacific Corp.	85
2	Weyerhaeuser Co.	135
		220
	Personal Products — 0.4%
10	Bare Escentuals, Inc. (a)	247
	Real Estate Investment Trusts (REITs) — 0.1%
1	AvalonBay Communities, Inc.	94
	Real Estate Management & Development — 0.2%
3	Forest City Enterprises, Inc., Class A	116
	Semiconductors & Semiconductor Equipment — 2.6%
25	Advanced Micro Devices, Inc. (a)	187
13	Altera Corp.	257
27	Atmel Corp. (a)	118
8	Broadcom Corp., Class A (a)	201
8	International Rectifier Corp. (a)	268
46	LSI Logic Corp. (a)	242
15	Marvell Technology Group Ltd. (Bermuda) (a)	215
32	Micron Technology, Inc. (a)	229
		1,717
	Software — 0.6%
7	Electronic Arts, Inc. (a)	406
	Specialty Retail — 0.6%
5	Chico’s FAS, Inc. (a)	49
7	Limited Brands, Inc.	132
7	Office Depot, Inc. (a)	103
2	Tractor Supply Co. (a)	83
		367
	Textiles, Apparel & Luxury Goods — 0.1%
6	Jones Apparel Group, Inc.	93
	Trading Companies & Distributors — 0.9%
7	Aircastle Ltd.	190
5	Fastenal Co.	198
6	GATX Corp.	209
		597
	Water Utilities — 0.2%
6	Aqua America, Inc.	117
	Wireless Telecommunication Services — 0.7%
6	Crown Castle International Corp. (a)	253
5	NII Holdings, Inc.	237
		490
	Total Short Positions — 28.8% (Proceeds $21,199)	$19,240

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.3%
	Common Stocks — 99.3%
	Aerospace & Defense — 5.6%
33	General Dynamics Corp.	2,955
93	Honeywell International, Inc.	5,738
13	L-3 Communications Holdings, Inc.	1,324
54	Lockheed Martin Corp.	5,650
39	Northrop Grumman Corp.	3,059
99	Raytheon Co.	5,997
		24,723
	Airlines — 0.5%
46	Continental Airlines, Inc., Class B (a)	1,012
32	UAL Corp.	1,131
		2,143
	Auto Components — 0.3%
24	Autoliv, Inc. (Sweden)	1,265
	Automobiles — 0.3%
33	Thor Industries, Inc.	1,243
	Beverages — 0.5%
39	PepsiAmericas, Inc.	1,306
23	Pepsi Bottling Group, Inc.	916
		2,222
	Building Products — 0.4%
38	Lennox International, Inc.	1,574
	Capital Markets — 5.4%
36	American Capital Strategies Ltd.	1,197
106	Bank of New York Mellon Corp. (The)	5,173
40	Goldman Sachs Group, Inc. (The)	8,559
49	Invesco Ltd.	1,544
31	Lazard Ltd., Class A (Bermuda)	1,265
75	Lehman Brothers Holdings, Inc.	4,928
67	TD AMERITRADE Holding Corp. (a)	1,352
		24,018
	Chemicals — 0.6%
35	Celanese Corp., Class A	1,494
12	CF Industries Holdings, Inc.	1,310
		2,804
	Commercial Banks — 7.1%
27	Comerica, Inc.	1,154
96	PNC Financial Services Group, Inc.	6,304
274	U.S. Bancorp	8,690
149	Wachovia Corp.	5,659
313	Wells Fargo & Co.	9,462
		31,269
	Commercial Services & Supplies — 0.6%
107	Allied Waste Industries, Inc. (a)	1,176
35	R.R. Donnelley & Sons Co.	1,336
		2,512
	Computers & Peripherals — 2.1%
103	Hewlett-Packard Co.	5,184
38	International Business Machines Corp.	4,086
		9,270
	Consumer Finance — 0.3%
55	Discover Financial Services	827
43	First Marblehead Corp. (The)	653
		1,480
	Diversified Financial Services — 5.3%
275	Bank of America Corp.	11,360
360	Citigroup, Inc.	10,584
27	Nasdaq Stock Market, Inc. (The) (a)	1,336
		23,280
	Diversified Telecommunication Services — 6.0%
518	AT&T, Inc.	21,526
32	CenturyTel, Inc.	1,339
26	Embarq Corp.	1,287
161	Qwest Communications International, Inc. (a)	1,126
99	Windstream Corp.	1,294
		26,572
	Electric Utilities — 2.4%
92	American Electric Power Co., Inc.	4,265
119	Edison International	6,324
		10,589
	Electrical Equipment — 0.5%
27	Belden, Inc.	1,197
25	Thomas & Betts Corp. (a)	1,241
		2,438
	Energy Equipment & Services — 0.4%
24	National Oilwell Varco, Inc. (a)	1,748
	Food & Staples Retailing — 1.2%
207	Kroger Co. (The)	5,518
	Gas Utilities — 0.8%
21	AGL Resources, Inc.	787
25	Energen Corp.	1,580
46	Southern Union Co.	1,350
		3,717

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   33

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Providers & Services — 1.6%
79	Aetna, Inc.	4,584
22	Cigna Corp.	1,155
19	Humana, Inc. (a)	1,431
		7,170
	Hotels, Restaurants & Leisure — 1.0%
30	Darden Restaurants, Inc.	842
58	McDonald’s Corp.	3,408
		4,250
	Household Durables — 0.9%
12	Snap-On, Inc.	584
27	Stanley Works (The)	1,285
36	Tempur-Pedic International, Inc.	924
41	Tupperware Brands Corp.	1,354
		4,147
	Household Products — 1.3%
22	Church & Dwight Co., Inc.	1,189
12	Energizer Holdings, Inc. (a)	1,368
47	Kimberly-Clark Corp.	3,266
		5,823
	Independent Power Producers & Energy Traders — 0.3%
35	Mirant Corp. (a)	1,372
	Insurance — 8.2%
113	ACE Ltd. (Bermuda)	6,981
20	Arch Capital Group Ltd. (Bermuda) (a)	1,372
128	Chubb Corp.	6,981
35	Endurance Specialty Holdings Ltd. (Bermuda)	1,473
44	Hartford Financial Services Group, Inc.	3,863
139	Loews Corp.	6,977
139	Travelers Cos., Inc. (The)	7,462
20	XL Capital Ltd., Class A (Bermuda)	991
		36,100
	IT Services — 0.3%
23	Computer Sciences Corp. (a)	1,123
	Leisure Equipment & Products — 0.3%
49	Hasbro, Inc.	1,253
	Machinery — 2.9%
76	Caterpillar, Inc.	5,522
13	Cummins, Inc.	1,630
14	Eaton Corp.	1,377
32	Manitowoc Co., Inc. (The)	1,582
27	Oshkosh Truck Corp.	1,290
19	Parker Hannifin Corp.	1,446
		12,847
	Media — 3.3%
62	Idearc, Inc.	1,080
56	Omnicom Group, Inc.	2,671
87	Viacom, Inc., Class B (a)	3,835
213	Walt Disney Co. (The)	6,869
		14,455
	Metals & Mining — 3.8%
34	AK Steel Holding Corp. (a)	1,581
14	Cleveland-Cliffs, Inc.	1,452
58	Freeport-McMoRan Copper & Gold, Inc.	5,942
49	Southern Copper Corp.	5,167
22	Steel Dynamics, Inc.	1,293
13	United States Steel Corp.	1,511
		16,946
	Multi-Utilities — 2.8%
36	Alliant Energy Corp.	1,477
82	CenterPoint Energy, Inc.	1,396
148	Dominion Resources, Inc.	7,028
27	DTE Energy Co.	1,200
14	Public Service Enterprise Group, Inc.	1,336
		12,437
	Multiline Retail — 0.4%
46	Big Lots, Inc. (a)	735
48	Dollar Tree Stores, Inc. (a)	1,252
		1,987
	Office Electronics — 0.3%
82	Xerox Corp.	1,331
	Oil, Gas & Consumable Fuels — 16.2%
152	Chevron Corp.	14,158
150	ConocoPhillips	13,280
290	Exxon Mobil Corp.	27,208
26	Frontier Oil Corp.	1,043
14	Holly Corp.	702
132	Marathon Oil Corp.	8,040
28	Tesoro Corp.	1,316
85	Valero Energy Corp.	5,974
		71,721
	Personal Products — 0.8%
36	Alberto-Culver Co.	879
35	Herbalife Ltd. (Cayman Islands)	1,406
43	NBTY, Inc. (a)	1,164
		3,449

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 6.0%
63	Johnson & Johnson	4,169
107	Merck & Co., Inc.	6,202
662	Pfizer, Inc.	15,038
31	Wyeth	1,374
		26,783
	Real Estate Investment Trusts (REITs) — 1.7%
80	Annaly Capital Management, Inc.	1,456
37	Hospitality Properties Trust	1,186
80	ProLogis	5,064
		7,706
	Real Estate Management & Development — 0.3%
17	Jones Lang LaSalle, Inc.	1,224
	Road & Rail — 0.2%
20	Con-way, Inc.	847
	Semiconductors & Semiconductor Equipment — 0.5%
122	Amkor Technology, Inc. (a)	1,040
25	Lam Research Corp. (a)	1,063
		2,103
	Software — 0.6%
62	Oracle Corp. (a)	1,393
53	Sybase, Inc. (a)	1,370
		2,763
	Specialty Retail — 0.9%
12	AutoZone, Inc. (a)	1,451
72	RadioShack Corp.	1,209
21	Sherwin-Williams Co. (The)	1,242
		3,902
	Tobacco — 4.1%
136	Altria Group, Inc.	10,260
18	Loews Corp. — Carolina Group	1,525
98	Reynolds American, Inc.	6,464
		18,249
	Wireless Telecommunication Services — 0.3%
21	Telephone & Data Systems, Inc.	1,327
	Total Long-Term Investments (Cost $416,418)	439,700
Short-Term Investment — 0.8%
	Investment Company — 0.8%
3,640	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $3,640)	3,640
	Total Investments — 100.1% (Cost $420,058)	443,340
	Liabilities in Excess of Other Assets — (0.1)%	(631)
	NET ASSETS — 100.0%	$442,709

Percentages indicated are based on net assets.

ABBREVIATIONS:

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(j)—	All or a portion of these securities are segregated for short sales.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, and reverse repurchase agreements.

ADR—	American Depositary Receipt

FRN—	Floating Rate Note. The interest rate shown is the rate in effect as of December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$4,228,151	$2,510,308	$917,699
Investments in affiliates, at value	51,826	41,068	4,249
Total investment securities, at value	4,279,977	2,551,376	921,948
Cash	36	25	2
Deposits with broker for futures	10,476	—	—
Receivables:
Fund shares sold	1,260	6,731	2,186
Interest and dividends	6,443	3,001	896
Total Assets	4,298,192	2,561,133	925,032

LIABILITIES:
Payables:
Collateral for securities lending program	—	—	58,559
Fund shares redeemed	5,900	1,788	4,056
Variation margin on futures contracts	207	—	—
Accrued liabilities:
Investment advisory fees	2,451	1,417	489
Administration fees	293	124	56
Shareholder servicing fees	923	517	122
Distribution fees	50	61	90
Custodian and accounting fees	49	17	12
Trustees’ and Chief Compliance Officer’s fees	8	3	3
Other	221	99	156
Total Liabilities	10,102	4,026	63,543
Net Assets	$4,288,090	$2,557,107	$861,489

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$3,538,372	$2,237,572	$756,759
Accumulated undistributed (distributions in excess of) net investment income	36	102	30
Accumulated net realized gains (losses)	63,573	(53,915)	(2,530)
Net unrealized appreciation (depreciation)	686,109	373,348	107,230
Total Net Assets	$4,288,090	$2,557,107	$861,489

Net Assets:
Class A	$132,927	$134,136	$221,189
Class B	—	—	27,949
Class C	31,650	52,795	36,553
Class R5 (a)	115,481	162,744	—
Select Class	4,008,032	2,207,432	549,999
Ultra	—	—	25,799
Total	$4,288,090	$2,557,107	$861,489

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	4,871	5,472	14,285
Class B	—	—	1,980
Class C	1,168	2,177	2,588
Class R5 (a)	4,217	6,615	—
Select Class	146,130	89,653	34,451
Ultra	—	—	1,615

Net Asset Value:
Class A — Redemption price per share	$27.29	$24.51	$15.48
Class B — Offering price per share (b)	—	—	14.12
Class C — Offering price per share (b)	27.09	24.25	14.13
Class R5 (a) — Offering and redemption price per share	27.38	24.60	—
Select Class — Offering and redemption price per share	27.43	24.62	15.96
Ultra — Offering and redemption price per share	—	—	15.97
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share (100% – maximum sales charge)]	$28.80	$25.87	$16.34

Cost of investments in non-affiliates	$3,541,585	$2,136,960	$810,469
Cost of investments in affiliates	51,826	41,068	4,249
Market value of securities on loan	—	—	57,142

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   37

STATEMENTS OF ASSETS AND LIABILITIES
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Plus Fund	Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$34,827		$84,983	$439,700
Investments in affiliates, at value	569		1,043	3,640
Total investment securities, at value	35,396		86,026	443,340
Cash	2		1	2
Receivables:
Fund shares sold	76		6	1,309
Interest and dividends	42		116	784
Total Assets	35,516		86,149	445,435

LIABILITIES:
Payables:
Dividends for securities sold short	—		13	—
Securities sold short, at value	—		19,240	—
Fund shares redeemed	131		—	2,308
Accrued liabilities:
Investment advisory fees	18		51	188
Administration fees	2		6	7
Shareholder servicing fees	—		14	74
Distribution fees	7		1	94
Custodian and accounting fees	6		9	9
Trustees’ and Chief Compliance Officer’s fees	—	(c)	1	—	(c)
Other	29		56	46
Total Liabilities	193		19,391	2,726
Net Assets	$35,323		$66,758	$442,709

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid Multi Cap Fund	Intrepid Plus Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$32,976	$60,306	$440,413
Accumulated undistributed (distributions in excess of) net investment income	1	17	57
Accumulated net realized gains (losses)	(1,610)	(3,790)	(21,043)
Net unrealized appreciation (depreciation)	3,956	10,225	23,282
Total Net Assets	$35,323	$66,758	$442,709
Net Assets:
Class A	$13,776	$1,060	$213,534
Class C	6,570	701	73,776
Class R5 (a)	—	—	14,670
Select Class	14,977	64,997	140,729
Total	$35,323	$66,758	$442,709

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	610	63	7,919
Class C	294	42	2,750
Class R5 (a)	—	—	543
Select Class	662	3,841	5,206

Net Asset Value:
Class A — Redemption price per share	$22.56	$16.86	$26.96
Class C — Offering price per share (b)	22.36	16.69	26.83
Class R5 (a) — Offering and redemption price per share	—	—	27.03
Select Class — Offering and redemption price per share	22.63	16.92	27.03
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share (100% – maximum sales charge)]	$23.81	$17.79	$28.45

Cost of investments in non-affiliates	$30,871	$76,717	$416,418
Cost of investments in affiliates	569	1,043	3,640
Proceeds from securities sold short	—	21,199	—

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Redemption price for Class C Shares varies based on the length of time the shares are held.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   39

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
INVESTMENT INCOME:
Dividend income	$49,465	$15,150	$5,573
Dividend income from affiliates (a)	1,592	1,235	241
Income from securities lending (net)	—	—	270
Interest income	—	—	— (c)
Total investment income	51,057	16,385	6,084
EXPENSES:
Investment advisory fees	18,276	8,022	3,072
Administration fees	2,757	1,211	463
Distribution fees:
Class A	171	151	291
Class B	—	—	112
Class C	128	176	146
Shareholder servicing fees:
Class A	171	151	291
Class B	—	—	37
Class C	42	59	48
Class R5 (b)	25	37	—
Select Class	6,689	2,688	765
Custodian and accounting fees	141	72	36
Interest expense	115	—	1
Professional fees	74	49	29
Trustees’ and Chief Compliance Officer’s fees	35	15	5
Printing and mailing costs	96	33	34
Registration and filing fees	56	47	47
Transfer agent fees	320	239	319
Other	35	12	16
Total expenses	29,131	12,962	5,712
Less amounts waived	(701)	(444)	(477)
Less earnings credits	(1)	— (c)	(1)
Less reimbursements for legal matters	—	—	— (c)
Net expenses	28,429	12,518	5,234
Net investment income (loss)	22,628	3,867	850
REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	75,615	(45,877)	6,621
Futures	(3,193)	—	—
Payment by affiliate (see Note 3)	—	—	33
Net realized gain (loss)	72,422	(45,877)	6,654
Change in net unrealized appreciation (depreciation) of:
Investments	(292,267)	88,089	(73,420)
Futures	(585)	—	—
Change in net unrealized appreciation (depreciation)	(292,852)	88,089	(73,420)
Net realized/unrealized gains (losses)	(220,430)	42,212	(66,766)
Change in net assets resulting from operations	$(197,802)	$46,079	$(65,916)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid Multi Cap Fund	Intrepid Plus Fund (a)	Intrepid Value Fund
INVESTMENT INCOME:
Dividend income	$300	$578	$5,589
Dividend income from affiliates (b)	20	35	250
Total investment income	320	613	5,839

EXPENSES:
Investment advisory fees	131	410	1,512
Administration fees	20	32	228
Distribution fees:
Class A	18	1	281
Class C	24	2	281
Shareholder servicing fees:
Class A	18	1	281
Class C	8	1	94
Class R5 (c)	—	—	7
Select Class	25	80	171
Custodian and accounting fees	16	12	13
Interest expense	— (d)	—	—
Professional fees	24	29	21
Trustees’ and Chief Compliance Officer’s fees	— (d)	1	3
Printing and mailing costs	— (d)	2	39
Registration and filing fees	14	17	64
Transfer agent fees	18	22	162
Dividend expense on securities sold short	—	100	—
Other	3	4	4
Total expenses	319	714	3,161
Less amounts waived	(75)	(117)	(301)
Less earnings credits	— (d)	(1)	— (d)
Net expenses	244	596	2,860
Net investment income (loss)	76	17	2,979

REALIZED/UNREALIZED GAINS (LOSSES):
Realized gain (loss) on transactions from:
Investments	(1,581)	(157)	(20,685)
Securities sold short	—	(1,229)	—
Net realized gain (loss)	(1,581)	(1,386)	(20,685)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,546)	(4,670)	(11,248)
Securities sold short	—	2,054	—
Change in net unrealized appreciation (depreciation)	(1,546)	(2,616)	(11,248)
Net realized/unrealized gains (losses)	(3,127)	(4,002)	(31,933)
Change in net assets resulting from operations	$(3,051)	$(3,985)	$(28,954)

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(c)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(d)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,628	$48,313	$3,867	$6,386
Net realized gain (loss)	72,422	181,997	(45,877)	41,493
Change in net unrealized appreciation (depreciation)	(292,852)	681,506	88,089	225,972
Change in net assets resulting from operations	(197,802)	911,816	46,079	273,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,158)	(732)	(268)	(82)
From net realized gains	(5,680)	(176)	(2,068)	—
Class C
From net investment income	(118)	(139)	—	(3)
From net realized gains	(1,351)	(43)	(814)	—
Class R5 (a)
From net investment income	(1,486)	(358)	(802)	(175)
From net realized gains	(4,663)	(62)	(2,494)	—
Select Class
From net investment income	(40,378)	(44,617)	(7,021)	(3,814)
From net realized gains	(172,551)	(10,629)	(34,502)	—
Total distributions to shareholders	(227,385)	(56,756)	(47,969)	(4,074)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(1,465,180)	822,962	337,429	689,965

NET ASSETS:
Change in net assets	(1,890,367)	1,678,022	335,539	959,742
Beginning of period	6,178,457	4,500,435	2,221,568	1,261,826
End of period	$4,288,090	$6,178,457	$2,557,107	$2,221,568
Accumulated undistributed (distributions in excess of) net investment income	$36	$20,548	$102	$4,326

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$850	$4,149	$76	$150
Net realized gain (loss)	6,654	110,187	(1,581)	1,495
Change in net unrealized appreciation (depreciation)	(73,420)	43,334	(1,546)	3,559
Change in net assets resulting from operations	(65,916)	157,670	(3,051)	5,204

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(29)	(714)	(59)	(33)
From net realized gains	(23,247)	(17,356)	(501)	(414)
Class B
From net investment income	—	(26)	—	—
From net realized gains	(3,186)	(2,646)	—	—
Class C
From net investment income	—	(29)	(4)	(7)
From net realized gains	(4,195)	(2,833)	(238)	(146)
Select Class
From net investment income	(750)	(3,556)	(94)	(89)
From net realized gains	(57,299)	(57,129)	(544)	(980)
Ultra
From net investment income	(61)	(296)	—	—
From net realized gains	(2,584)	(3,775)	—	—
Total distributions to shareholders	(91,351)	(88,360)	(1,440)	(1,669)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	18,291	55,745	(438)	15,269

NET ASSETS:
Change in net assets	(138,976)	125,055	(4,929)	18,804
Beginning of period	1,000,465	875,410	40,252	21,448
End of period	$861,489	$1,000,465	$35,323	$40,252
Accumulated undistributed (distributions in excess of) net investment income	$30	$20	$1	$82

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2007 (Unaudited) (a)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17	$(184)	$2,979	$2,910
Net realized gain (loss)	(1,386)	(1,354)	(20,685)	3,966
Change in net unrealized appreciation (depreciation)	(2,616)	12,382	(11,248)	28,793
Change in net assets resulting from operations	(3,985)	10,844	(28,954)	35,669

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,410)	(1,358)
From net realized gains	—	—	(1,898)	(995)
Class C
From net investment income	—	—	(298)	(269)
From net realized gains	—	—	(652)	(307)
Class R5 (b)
From net investment income	—	—	(225)	(257)
From net realized gains	—	—	(128)	— (c)
Select Class
From net investment income	—	(54)	(1,055)	(981)
From net realized gains	—	—	(1,232)	(647)
Total distributions to shareholders	—	(54)	(6,898)	(4,814)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	6,196	(5,336)	34,524	340,761

NET ASSETS:
Change in net assets	2,211	5,454	(1,328)	371,616
Beginning of period	64,547	59,093	444,037	72,421
End of period	$66,758	$64,547	$442,709	$444,037
Accumulated undistributed (distributions in excess of) net investment income	$17	$— (c)	$57	$66

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33,371	$81,931	$53,928	$77,431
Dividends and distributions reinvested	6,150	843	1,808	64
Cost of shares redeemed	(24,519)	(16,871)	(15,716)	(7,605)
Change in net assets from Class A capital transactions	$15,002	$65,903	$40,020	$69,890
Class C
Proceeds from shares issued	$5,262	$24,113	$17,099	$29,179
Dividends and distributions reinvested	1,253	154	575	3
Cost of shares redeemed	(6,796)	(2,297)	(3,036)	(1,716)
Change in net assets from Class C capital transactions	$(281)	$21,970	$14,638	$27,466
Class R5 (a)
Proceeds from shares issued	$35,129	$72,559	$36,825	$126,466
Dividends and distributions reinvested	6,149	421	3,296	175
Cost of shares redeemed	(6,109)	(2,937)	(9,620)	(14,342)
Change in net assets from Class R5 capital transactions	$35,169	$70,043	$30,501	$112,299
Select Class
Proceeds from shares issued	$311,973	$1,253,155	$375,325	$647,127
Dividends and distributions reinvested	44,536	6,427	8,807	314
Cost of shares redeemed	(1,871,579)	(594,536)	(131,862)	(167,131)
Change in net assets from Select Class capital transactions	$(1,515,070)	$665,046	$252,270	$480,310

Total change in net assets from capital transactions	$(1,465,180)	$822,962	$337,429	$689,965

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,135	2,962	2,184	3,331
Reinvested	228	30	75	3
Redeemed	(855)	(601)	(634)	(339)
Change in Class A Shares	508	2,391	1,625	2,995
Class C
Issued	182	876	699	1,275
Reinvested	47	6	24	— (b)
Redeemed	(238)	(82)	(125)	(75)
Change in Class C Shares	(9)	800	598	1,200
Class R5 (a)
Issued	1,200	2,562	1,499	5,504
Reinvested	226	15	136	8
Redeemed	(210)	(105)	(388)	(611)
Change in Class R5 Shares	1,216	2,472	1,247	4,901
Select Class
Issued	10,775	45,146	15,129	28,125
Reinvested	1,641	232	364	14
Redeemed	(65,120)	(21,360)	(5,261)	(7,430)
Change in Select Class Shares	(52,704)	24,018	10,232	20,709

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$36,758	$86,454	$5,153	$9,862
Dividends and distributions reinvested	21,956	16,899	424	360
Cost of shares redeemed	(35,345)	(46,777)	(3,200)	(2,549)
Change in net assets from Class A capital transactions	$23,369	$56,576	$2,377	$7,673
Class B
Proceeds from shares issued	$2,602	$9,646	$—	$—
Dividends and distributions reinvested	3,017	2,503	—	—
Cost of shares redeemed	(3,873)	(6,645)	—	—
Change in net assets from Class B capital transactions	$1,746	$5,504	$—	$—
Class C
Proceeds from shares issued	$6,593	$20,314	$2,220	$4,230
Dividends and distributions reinvested	3,460	2,347	180	123
Cost of shares redeemed	(6,104)	(7,838)	(535)	(712)
Change in net assets from Class C capital transactions	$3,949	$14,823	$1,865	$3,641
Select Class
Proceeds from shares issued	$88,295	$113,874	$343	$7,566
Dividends and distributions reinvested	30,799	23,011	168	321
Cost of shares redeemed	(115,493)	(166,150)	(5,191)	(3,932)
Change in net assets from Select Class capital transactions	$3,601	$(29,265)	$(4,680)	$3,955
Ultra
Proceeds from shares issued	$5,226	$9,228	$—	$—
Dividends and distributions reinvested	864	634	—	—
Cost of shares redeemed	(20,464)	(1,755)	—	—
Change in net assets from Ultra capital transactions	$(14,374)	$8,107	$—	$—

Total change in net assets from capital transactions	$18,291	$55,745	$(438)	$15,269

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	2,091	4,860	211	412
Reinvested	1,446	988	19	16
Redeemed	(2,030)	(2,642)	(134)	(108)
Change in Class A Shares	1,507	3,206	96	320
Class B
Issued	160	586	—	—
Reinvested	218	158	—	—
Redeemed	(240)	(403)	—	—
Change in Class B Shares	138	341	—	—
Class C
Issued	408	1,230	93	176
Reinvested	250	148	8	5
Redeemed	(381)	(478)	(23)	(29)
Change in Class C Shares	277	900	78	152
Select Class
Issued	5,040	6,327	14	315
Reinvested	1,966	1,309	8	14
Redeemed	(6,432)	(9,139)	(224)	(167)
Change in Select Class Shares	574	(1,503)	(202)	162
Ultra
Issued	304	503	—	—
Reinvested	55	36	—	—
Redeemed	(1,115)	(97)	—	—
Change in Ultra Shares	(756)	442	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Intrepid Plus Fund		Intrepid Value Fund
	Six Months Ended 12/31/2007 (Unaudited) (a)	Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$520	$—	$62,042	$193,667
Dividends and distributions reinvested	—	—	2,959	2,013
Cost of shares redeemed	(2)	—	(45,722)	(19,982)
Change in net assets from Class A capital transactions	$518	$—	$19,279	$175,698
Class C
Proceeds from shares issued	$149	$—	$17,622	$60,295
Dividends and distributions reinvested	—	—	670	407
Cost of shares redeemed	—	—	(8,787)	(3,106)
Change in net assets from Class C capital transactions	$149	$—	$9,505	$57,596
Class R5 (b)
Proceeds from shares issued	$—	$—	$4,685	$41,377
Dividends and distributions reinvested	—	—	255	257
Cost of shares redeemed	—	—	(30,677)	(1,892)
Change in net assets from Class R5 capital transactions	$—	$—	$(25,737)	$39,742
Select Class
Proceeds from shares issued	$6,383	$167	$57,486	$99,032
Dividends and distributions reinvested	—	— (c)	1,794	856
Cost of shares redeemed	(854)	(5,503)	(27,803)	(32,163)
Change in net assets from Select Class capital transactions	$5,529	$(5,336)	$31,477	$67,725

Total change in net assets from capital transactions	$6,196	$(5,336)	$34,524	$340,761

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount is less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Plus Fund			Intrepid Value Fund
	Six Months Ended 12/31/2007 (Unaudited) (a)		Year Ended 6/30/2007	Six Months Ended 12/31/2007 (Unaudited)	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	30		—	2,180	7,020
Reinvested	—		—	109	72
Redeemed (c)	—	(c)	—	(1,624)	(716)
Change in Class A Shares	30		—	665	6,376
Class C
Issued	9		—	624	2,186
Reinvested	—		—	25	15
Redeemed	—		—	(314)	(111)
Change in Class C Shares	9		—	335	2,090
Class R5 (b)
Issued	—		—	166	1,479
Reinvested	—		—	9	9
Redeemed	—		—	(1,059)	(62)
Change in Class R5 Shares	—		—	(884)	1,426
Select Class
Issued	374		10	2,019	3,513
Reinvested	—		— (c)	66	31
Redeemed	(48)		(325)	(992)	(1,149)
Change in Select Class Shares	326		(315)	1,093	2,395

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(b)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(c)	Amount is less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2007 (Unaudited)

(Amounts in thousands)

Intrepid Plus Fund (a)
INCREASE (DECREASE) IN CASH:
Cash flows used in operating activities:
Interest and dividend income received	$585
Operating expenses paid	(501)
Dividends on short positions paid	(101)
Purchases of long-term investments	(49,042)
Net (purchases)/sales of short-term investments	(840)
Proceeds from disposition of long-term investments	47,653
Proceeds from securities sold short	13,847
Close-out of securities sold short	(17,792)
Net cash used in operating activities	$(6,191)
Cash flows provided by financing activities:
Received from Participants	$7,056
Withdrawn by Participants	(856)
Other financing activities	(8)
Net cash provided by financing activities	6,192
Net increase (decrease) in cash	1
Cash, beginning of year	0
Cash, end of year	$1

RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations	$(3,985)
Decrease in market value of investments	2,599
Increase in dividend and interest receivable	(28)
Decrease in market value of securities sold short	(4,771)
Decrease in dividends payable for securities sold short	(1)
Decrease in accrued expenses and other payables	(5)
Total adjustments	(2,206)
Net cash used in operating activities	$(6,191)

For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

(a)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   51

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

Class A

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2007 (Unaudited)	$29.66	$0.08	(h)	$(1.02)	$(0.94)	$(0.24)	$(1.19)	$(1.43)
Year Ended June 30, 2007	25.25	0.18	(h)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006 (d)	24.27	0.10	(h)	0.88	0.98	—	—	—
February 19, 2005 (e) through December 31, 2005	22.62	0.15	(h)	1.60	1.75	(0.10)	—	(0.10)

Intrepid Growth Fund
Six months ended December 31, 2007 (Unaudited)	24.53	0.01	(h)	0.41	0.42	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(h)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006 (d)	20.67	0.02	(h)	0.16	0.18	—	—	—
February 19, 2005 (e) through December 31, 2005	19.01	0.03	(h)	1.66	1.69	(0.02)	(0.01)	(0.03)

Intrepid Mid Cap Fund
Six months ended December 31, 2007 (Unaudited)	18.57	—	(h)(i)	(1.29)	(1.29)	—	(1.80)	(1.80)
Year Ended June 30, 2007	17.33	0.05	(h)	2.94	2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(h)	2.97	3.02	(0.05)	(6.25)	(6.30)
Year Ended June 30, 2005	18.65	(0.04)		3.11	3.07	(0.02)	(1.09)	(1.11)
Year Ended June 30, 2004	15.30	(0.03)		3.38	3.35	— (i)	—	— (i)
Year Ended June 30, 2003	15.84	0.01		(0.54)	(0.53)	(0.01)	—	(0.01)

Intrepid Multi Cap Fund
Six months ended December 31, 2007 (Unaudited)	25.22	0.04	(h)	(1.78)	(1.74)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(h)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006 (d)	21.38	0.05	(h)	0.87	0.92	—	—	—
February 19, 2005 (e) through December 31, 2005	23.00	0.13	(h)	1.62	1.75	(0.20)	(3.17)	(3.37)

Intrepid Plus Fund (f)
Six months ended December 31, 2007 (Unaudited)	17.98	(0.01	)(h)	(1.11)	(1.12)	—	—	—
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	—	—
January 31, 2006 (g) through June 30, 2006	15.00	(0.01	)(h)	0.16	0.15	—	—	—

Intrepid Value Fund
Six months ended December 31, 2007 (Unaudited)	29.19	0.18	(h)	(1.99)	(1.81)	(0.18)	(0.24)	(0.42)
Year Ended June 30, 2007	24.78	0.34	(h)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006 (d)	22.94	0.15	(h)	1.81	1.96	(0.12)	—	(0.12)
February 19, 2005 (e) through December 31, 2005	22.14	0.29	(h)	1.57	1.86	(0.31)	(0.75)	(1.06)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense for custody overdraft of 0.01%

(k)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$27.29	(3.08)%		$132,927	1.26%(j)	1.26%(j)	0.58%	1.28%	1.28%	41%
29.66	18.67		129,399	1.25	1.25	0.65	1.28	1.28	81
25.25	4.04		49,795	1.25	1.25	0.78	1.29	1.29	47
24.27	7.75		12,715	1.25	1.25	0.75	1.29	1.29	109

24.51	1.75		134,136	1.25	1.25	0.09	1.29	1.29	56
24.53	17.92		94,384	1.25	1.25	0.15	1.30	1.30	130
20.85	0.87		17,756	1.25	1.25	0.19	1.30	1.30	73
20.67	8.90		3,919	1.25	1.25	0.20	1.50	1.50	130

15.48	(6.74	)(k)	221,189	1.24	1.24	0.05	1.35	1.35	48
18.57	18.13		237,337	1.24	1.24	0.29	1.36	1.36	117
17.33	16.32		165,869	1.23	1.23	0.26	1.34	1.34	136
20.61	16.95		115,995	1.21	1.21	0.07	1.32	1.32	131
18.65	21.90		126,772	1.20	1.20	(0.15)	1.31	1.31	73
15.30	(3.37)		115,500	1.22	1.22	0.03	1.33	1.33	49

22.56	(6.80)		13,776	1.25	1.25	0.34	1.62	1.62	53
25.22	21.52		12,967	1.25	1.25	0.46	1.83	1.83	89
22.30	4.30		4,335	1.25	1.25	0.46	2.39	2.39	79
21.38	7.53		697	1.25	1.25	0.67	2.05	2.05	177

16.86	(6.23)		1,060	2.05	1.75	(0.11)	2.42	2.11	56
17.98	18.68		599	2.33	1.75	(0.54)	2.70	2.12	108
15.15	1.00		505	2.32	1.75	(0.11)	4.40	3.83	43

26.96	(6.22)		213,534	1.25	1.25	1.26	1.36	1.36	35
29.19	20.30		211,761	1.25	1.25	1.23	1.42	1.42	59
24.78	8.55		21,757	1.25	1.25	1.27	1.75	1.75	53
22.94	8.44		3,209	1.25	1.25	1.44	1.60	1.60	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class B

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Six months ended December 31, 2007 (Unaudited)	$17.16	$(0.04	)(d)	$(1.20)	$(1.24)	$—	$(1.80)	$(1.80)
Year Ended June 30, 2007	16.18	(0.05	)(d)	2.73	2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(d)	2.81	2.75	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.37)		3.19	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.84	(0.16)		3.27	3.11	—	—	—
Year Ended June 30, 2003	15.48	(0.09)		(0.55)	(0.64)	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Calculated based upon average shares outstanding.

(e)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$ 14.12	(7.01	)%(e)	$27,949	1.83%	(0.54)%	1.85%	48%
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136
19.68	16.20		13,827	1.90	(0.63)	1.92	131
17.95	20.96		17,363	1.95	(0.89)	1.96	73
14.84	(4.13)		15,185	1.96	(0.71)	1.98	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class C

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2007 (Unaudited)	$29.38	$0.01	(h)	$(1.01)	$(1.00)	$(0.10)	$(1.19)	$(1.29)
Year Ended June 30, 2007	25.10	0.04	(h)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006 (d)	24.19	0.03	(h)	0.88	0.91	—	—	—
February 19, 2005 (e) through December 31, 2005	22.62	0.06	(h)	1.58	1.64	(0.07)	—	(0.07)

Intrepid Growth Fund
Six months ended December 31, 2007 (Unaudited)	24.28	(0.05	)(h)	0.41	0.36	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(h)	3.65	3.58	— (i)	—	— (i)
January 1, 2006 through June 30, 2006 (d)	20.59	(0.03	)(h)	0.14	0.11	—	—	—
February 19, 2005 (e) through December 31, 2005	19.01	(0.04	)(h)	1.64	1.60	(0.01)	(0.01)	(0.02)

Intrepid Mid Cap Fund
Six months ended December 31, 2007 (Unaudited)	17.17	(0.04	)(h)	(1.20)	(1.24)	—	(1.80)	(1.80)
Year Ended June 30, 2007	16.19	(0.05	)(h)	2.74	2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(h)	2.81	2.76	—	(6.25)	(6.25)
Year Ended June 30, 2005	17.95	(0.10)		2.92	2.82	—	(1.09)	(1.09)
Year Ended June 30, 2004	14.85	(0.16)		3.26	3.10	—	—	—
Year Ended June 30, 2003	15.49	(0.07)		(0.57)	(0.64)	—	—	—

Intrepid Multi Cap Fund
Six months ended December 31, 2007 (Unaudited)	24.99	(0.02	)(h)	(1.77)	(1.79)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(h)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006 (d)	21.31	—	(h)(i)	0.86	0.86	—	—	—
February 19, 2005 (e) through December 31, 2005	23.00	0.05	(h)	1.60	1.65	(0.17)	(3.17)	(3.34)

Intrepid Plus Fund (f)
Six months ended December 31, 2007 (Unaudited)	17.85	(0.06	)(h)	(1.10)	(1.16)	—	—	—
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	—	—
January 31, 2006 (g) through June 30, 2006	15.00	(0.04	)(h)	0.16	0.12	—	—	—

Intrepid Value Fund
Six months ended December 31, 2007 (Unaudited)	29.05	0.11	(h)	(1.98)	(1.87)	(0.11)	(0.24)	(0.35)
Year Ended June 30, 2007	24.69	0.20	(h)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006 (d)	22.89	0.10	(h)	1.79	1.89	(0.09)	—	(0.09)
February 19, 2005 (e) through December 31, 2005	22.14	0.16	(h)	1.59	1.75	(0.25)	(0.75)	(1.00)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of offering of class of shares.

(f)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(g)	Commencement of operations.

(h)	Calculated based upon average shares outstanding.

(i)	Amount rounds to less than $0.01.

(j)	Includes interest expense for custody overdraft of 0.01%

(k)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.09	(3.32)%		$31,650	1.76%(j)	1.76%(j)	0.07%	1.78%	1.78%	41%
29.38	18.03		34,576	1.75	1.75	0.14	1.78	1.78	81
25.10	3.76		9,450	1.75	1.75	0.28	1.79	1.79	47
24.19	7.25		3,267	1.75	1.75	0.28	1.79	1.79	109

24.25	1.52		52,795	1.75	1.75	(0.41)	1.79	1.79	56
24.28	17.32		38,334	1.75	1.75	(0.32)	1.80	1.80	130
20.70	0.53		7,844	1.75	1.75	(0.30)	1.80	1.80	73
20.59	8.44		1,941	1.75	1.75	(0.25)	1.91	1.91	130

14.13	(7.01	)(k)	36,553	1.83	1.83	(0.54)	1.85	1.85	48
17.17	17.47		39,678	1.83	1.83	(0.30)	1.86	1.86	117
16.19	15.64		22,849	1.83	1.83	(0.29)	1.84	1.84	136
19.68	16.20		7,817	1.89	1.89	(0.60)	1.92	1.92	131
17.95	20.88		7,055	1.94	1.94	(0.89)	1.96	1.96	73
14.85	(4.13)		5,882	1.96	1.96	(0.71)	1.98	1.98	49

22.36	(7.08)		6,570	1.75	1.75	(0.16)	2.12	2.12	53
24.99	20.92		5,408	1.75	1.75	(0.04)	2.32	2.32	89
22.17	4.04		1,424	1.75	1.75	(0.02)	2.90	2.90	79
21.31	7.09		164	1.75	1.75	0.23	2.54	2.54	177

16.69	(6.50)		701	2.55	2.25	(0.68)	2.92	2.61	56
17.85	18.06		595	2.83	2.25	(1.04)	3.20	2.62	108
15.12	0.80		504	2.82	2.25	(0.61)	4.90	4.33	43

26.83	(6.44)		73,776	1.75	1.75	0.77	1.86	1.86	35
29.05	19.72		70,162	1.75	1.75	0.72	1.92	1.92	59
24.69	8.26		8,013	1.75	1.75	0.79	2.25	2.25	53
22.89	7.95		482	1.75	1.75	0.81	2.17	2.17	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Class R5 (a)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2007 (Unaudited)	$29.81	$0.15	(f)	$(1.03)	$(0.88)	$(0.36)	$(1.19)	$(1.55)
Year Ended June 30, 2007	25.34	0.30	(f)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006 (e) to June 30, 2006	25.58	0.05	(f)	(0.29)	(0.24)	—	—	—

Intrepid Growth Fund
Six months ended December 31, 2007 (Unaudited)	24.63	0.07	(f)	0.41	0.48	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(f)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (e) to June 30, 2006	21.23	0.02	(f)	(0.36)	(0.34)	—	—	—

Intrepid Value Fund
Six months ended December 31, 2007 (Unaudited)	29.26	0.23	(f)	(1.98)	(1.75)	(0.24)	(0.24)	(0.48)
Year Ended June 30, 2007	24.82	0.48	(f)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006 (e) to June 30, 2006	24.84	0.05	(f)	0.01	0.06	(0.08)	—	(0.08)

(a)	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

(b)	Annualized for periods less than one year.

(c)	Not annualized for periods less than one year.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes interest expense for custody overdraft of 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (b)
Net asset value, end of period	Total return (c)(d)	Net assets end of period (000’s)	Net expenses		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)
$ 27.38	(2.87)%	$115,481	0.81	%(g)	1.05%	0.83%	41%
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

24.60	2.01	162,744	0.80		0.53	0.84	56
24.63	18.46	132,234	0.80		0.68	0.85	130
20.89	(1.60)	9,752	0.80		0.94	0.88	73

27.03	(6.00)	14,670	0.80		1.61	0.90	35
29.26	20.81	41,768	0.80		1.67	0.96	59
24.82	0.23	15	0.80		1.73	1.22	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid America Fund
Six months ended December 31, 2007 (Unaudited)	$29.80	$0.12	(g)	$(1.03)	$(0.91)	$(0.27)	$(1.19)	$(1.46)
Year Ended June 30, 2007	25.33	0.25	(g)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006 (d)	24.32	0.13	(g)	0.88	1.01	—	—	—
Year Ended December 31, 2005	22.35	0.20		1.87	2.07	(0.10)	—	(0.10)
Year Ended December 31, 2004	19.97	0.09		2.43	2.52	(0.09)	(0.05)	(0.14)
February 28, 2003 (e) through December 31, 2003	15.00	0.01		6.09	6.10	(0.01)	(1.12)	(1.13)

Intrepid Growth Fund
Six months ended December 31, 2007 (Unaudited)	24.64	0.04	(g)	0.41	0.45	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(g)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006 (d)	20.70	0.04	(g)	0.15	0.19	—	—	—
Year Ended December 31, 2005	19.07	0.11	(g)	1.56	1.67	(0.03)	(0.01)	(0.04)
Year Ended December 31, 2004	19.61	(0.01)		1.85	1.84	—	(2.38)	(2.38)
February 28, 2003 (e) through December 31, 2003	15.00	(0.05)		5.45	5.40	—	(0.79)	(0.79)

Intrepid Mid Cap Fund
Six months ended December 31, 2007 (Unaudited)	19.09	0.03	(g)	(1.34)	(1.31)	(0.02)	(1.80)	(1.82)
Year Ended June 30, 2007	17.75	0.10	(g)	3.03	3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(g)	3.03	3.13	(0.09)	(6.25)	(6.34)
Year Ended June 30, 2005	18.93	0.09		3.08	3.17	(0.05)	(1.09)	(1.14)
Year Ended June 30, 2004	15.51	0.02		3.41	3.43	(0.01)	—	(0.01)
Year Ended June 30, 2003	16.06	0.04		(0.55)	(0.51)	(0.04)	—	(0.04)

Intrepid Multi Cap Fund
Six months ended December 31, 2007 (Unaudited)	25.32	0.07	(g)	(1.79)	(1.72)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(g)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006 (d)	21.41	0.07	(g)	0.87	0.94	—	—	—
Year Ended December 31, 2005	23.25	0.22	(g)	1.33	1.55	(0.22)	(3.17)	(3.39)
Year Ended December 31, 2004	20.28	0.12		3.10	3.22	(0.11)	(0.14)	(0.25)
February 28, 2003 (e) through December 31, 2003	15.00	0.14		5.88	6.02	(0.14)	(0.60)	(0.74)

Intrepid Plus Fund (f)
Six months ended December 31, 2007 (Unaudited)	18.02	0.01	(g)	(1.11)	(1.10)	—	—	—
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	—	(0.01)
January 31, 2006 (e) through June 30, 2006	15.00	—	(g)(h)	0.17	0.17	—	—	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total returns.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses (including dividend expenses for securities sold short)	Net expenses (excluding dividend expenses for securities sold short)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expenses for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividends expenses for securities sold short)	Portfolio turnover rate (b)
$ 27.43	(2.95)%		$4,008,032	1.00%	1.00%	0.81%	1.03%	1.03%	41%
29.80	18.93		5,925,018	1.00	1.00	0.91	1.03	1.03	81
25.33	4.15		4,427,776	1.00	1.00	1.01	1.04	1.04	47
24.32	9.28		3,016,460	1.00	1.00	0.86	1.05	1.05	109
22.35	12.68		358,846	1.00	1.00	0.83	1.21	1.21	97
19.97	40.84		10,205	1.00	1.00	0.07	3.30	3.30	148

24.62	1.86		2,207,432	1.00	1.00	0.33	1.04	1.04	56
24.64	18.27		1,956,616	1.00	1.00	0.40	1.05	1.05	130
20.89	0.92		1,226,474	1.00	1.00	0.42	1.05	1.05	73
20.70	8.79		728,987	1.00	1.00	0.52	1.11	1.11	130
19.07	10.45		7,795	1.00	1.00	(0.06)	2.62	2.62	127
19.61	36.10		6,952	1.00	1.00	(0.34)	3.37	3.37	149

15.96	(6.67	)(i)	549,999	0.99	0.99	0.30	1.10	1.10	48
19.09	18.52		646,572	0.99	0.99	0.55	1.10	1.10	117
17.75	16.61		628,156	0.98	0.98	0.49	1.09	1.09	136
20.96	17.25		670,678	0.96	0.96	0.30	1.00	1.00	131
18.93	22.13		922,414	0.95	0.95	0.10	0.96	0.96	73
15.51	(3.16)		841,092	0.96	0.96	0.29	0.98	0.98	49

22.63	(6.70)		14,977	1.00	1.00	0.57	1.37	1.37	53
25.32	21.88		21,877	1.00	1.00	0.69	1.59	1.59	89
22.35	4.39		15,689	1.00	1.00	0.61	2.06	2.06	79
21.41	6.59		19,617	1.00	1.00	0.93	1.70	1.70	177
23.25	16.01		18,932	1.00	1.00	0.60	1.77	1.77	99
20.28	40.28		7,457	1.00	1.00	0.92	3.27	3.27	74

16.92	(6.10)		64,997	1.80	1.50	0.06	2.17	1.86	56
18.02	18.89		63,353	2.08	1.50	(0.29)	2.45	1.87	108
15.17	1.13		58,084	2.07	1.50	0.06	2.95	2.38	43

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Select Class (continued)

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Value Fund
Six months ended December 31, 2007 (Unaudited)	$29.26	$0.22	(f)	$(2.00)	$(1.78)	$(0.21)	$(0.24)	$(0.45)
Year Ended June 30, 2007	24.82	0.41	(f)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006 (d)	22.97	0.17	(f)	1.82	1.99	(0.14)	—	(0.14)
Year Ended December 31, 2005	21.85	0.29	(f)	1.91	2.20	(0.33)	(0.75)	(1.08)
Year Ended December 31, 2004	19.69	0.24		3.08	3.32	(0.24)	(0.92)	(1.16)
February 28, 2003 (e) through December 31, 2003	15.00	0.19		5.74	5.93	(0.19)	(1.05)	(1.24)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	The Fund changed its fiscal year end from December 31 to June 30.

(e)	Commencement of operations.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

		Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)	Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$27.03	(6.09)%	$140,729	1.00%	1.52%	1.11%	35%
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53
22.97	10.14	31,276	1.00	1.29	1.55	112
21.85	17.51	15,510	1.00	1.25	2.08	98
19.69	39.74	7,190	1.00	1.26	3.30	110

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

Ultra Class

						Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Intrepid Mid Cap Fund
Six months ended December 31, 2007 (Unaudited)	$19.09	$0.04	(e)	$(1.32)	$(1.28)	$(0.04)	$(1.80)	$(1.84)
Year Ended June 30, 2007	17.76	0.13	(e)	3.02	3.15	(0.13)	(1.69)	(1.82)
Year Ended June 30, 2006	20.97	0.13	(e)	3.03	3.16	(0.12)	(6.25)	(6.37)
February 22, 2005 (d) through June 30, 2005	19.68	0.05		1.29	1.34	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Commencement of offering of class of shares.

(e)	Calculated based upon average shares outstanding.

(f)	Includes a gain incurred from a payment by affiliate. This gain had no effect on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

			Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)(c)		Net assets end of period (000’s)	Net expenses	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
$15.97	(6.54	)%(f)	$25,799	0.83%	0.44%	0.85%	48%
19.09	18.63		45,277	0.83	0.71	0.85	117
17.76	16.77		34,253	0.83	0.68	0.84	136
20.97	6.79		27,247	0.79	0.76	0.85	131

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   65

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Intrepid America Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
Intrepid Growth Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I
Intrepid Mid Cap Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Intrepid Multi Cap Fund	Class A, Class C and Select Class	JPM I
Intrepid Plus Fund (formerly Intrepid Long/Short Fund)	Class A, Class C and Select Class	JPM I
Intrepid Value Fund	Class A, Class C, Class R5 (formerly R Class) and Select Class	JPM I

Effective November 1, 2007, the Intrepid Long/Short Fund was renamed the Intrepid Plus Fund with the approval of the Board of Trustees.

Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R5, Select Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.  Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on the NASDAQ Stock Market, Inc. shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures, options and other derivatives are valued on the basis of available market quotations. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B.  Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C.  Futures Contracts — The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Upon entering into a futures contract, the Funds

66   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the position. Variation margin is recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the Funds realize a gain or loss.

Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade.

As of December 31, 2007, the Intrepid America Fund had outstanding future contracts as listed on its Schedule of Portfolio Investments.

D.  Short Sales — The Intrepid Plus Fund may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of December 31, 2007, the Intrepid Plus Fund had outstanding short sales as listed on its Schedule of Portfolio Investments.

E.  Securities Lending — To generate additional income, the Intrepid Mid Cap Fund may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Fund, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the market value of the loaned securities plus accrued interest. During the term of the loan, the Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Fund retains the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Fund. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statement of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. For the six months ended December 31, 2007, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of non-U.S. securities, respectively.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of December 31, 2007, the Intrepid Mid Cap Fund had securities with the following market values on loan, received the following collateral and for the six months then ended, the Intrepid Mid Cap Fund paid the following amounts to related party affiliates (amounts in thousands):

Market Value of Loaned Securities	Market Value of Collateral	Lending Agent Fees Paid
$57,142	$58,559	$18

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   67

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

F.  Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G.  Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. New Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the Interpretation did not have an impact to the Funds’ financial statements.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A.  Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund, Intrepid Plus Fund and the Intrepid Value Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Intrepid Mid Cap Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Intrepid America Fund	0.65%
Intrepid Growth Fund	0.65
Intrepid Mid Cap Fund	0.65
Intrepid Multi Cap Fund	0.65
Intrepid Plus Fund	1.25
Intrepid Value Fund	0.65

68   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by the Advisors or their affiliates. Advisory, administration and shareholder servicing fees are waived and/or reimbursed from the Funds in an amount sufficient to offset any doubling up of these fees related to each Fund’s investment in an affiliated money market fund to the extent required by law or as undertaken by the Advisors or their affiliates.

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the six months ended December 31, 2007 were as follows (amounts in thousands):

Intrepid America Fund	$59
Intrepid Growth Fund	45
Intrepid Mid Cap Fund	8
Intrepid Multi Cap Fund	1
Intrepid Plus Fund	1
Intrepid Value Fund	9

B.  Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C.  Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Intrepid America Fund	0.25%	n/a	0.75%
Intrepid Growth Fund	0.25	n/a	0.75
Intrepid Mid Cap Fund	0.25	0.75%	0.75
Intrepid Multi Cap Fund	0.25	n/a	0.75
Intrepid Plus Fund	0.25	n/a	0.75
Intrepid Value Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2007, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$52	$13
Intrepid Growth Fund	35	7
Intrepid Mid Cap Fund	77	70
Intrepid Multi Cap Fund	12	2
Intrepid Plus Fund	1	—
Intrepid Value Fund	33	25

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   69

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

D.  Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Plus Fund	0.25	n/a	0.25	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E.  Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

F.  Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R5	Select Class	Ultra
Intrepid America Fund	1.25%	n/a	1.75%	0.80%	1.00%	n/a
Intrepid Growth Fund	1.25	n/a	1.75	0.80	1.00	n/a
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	0.99	0.83%
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	1.00	n/a
Intrepid Plus Fund	1.75	n/a	2.25	n/a	1.50	n/a
Intrepid Value Fund	1.25	n/a	1.75	0.80	1.00	n/a

The contractual expense limitation agreements were in effect for the six months ended December 31, 2007. The expense limitation percentages in the table above are in place until at least October 31, 2008.

For the six months ended December 31, 2007, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Intrepid America Fund	—	$701	—	$701
Intrepid Growth Fund	—	444	—	444
Intrepid Mid Cap Fund	—	90	$380	470
Intrepid Multi Cap Fund	$15	10	50	75
Intrepid Plus Fund	112	5	—	117
Intrepid Value Fund	117	68	116	301

	Voluntary Waivers
	Administration	Total
Intrepid Mid Cap Fund	$7	$7

The Payment by affiliate amount shown in the Statement of Operations, represents a payment received by the Intrepid Mid Cap Fund, from its Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned

70   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for the Fund. TOGSC served as the Intrepid Mid Cap Fund’s or its predecessor’s Administrator until November 2000.

G.  Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the six months, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2007, the Funds incurred no brokerage commissions with broker/dealers affiliated with the Advisors.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2007, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Intrepid America Fund	$2,222,818	$3,893,670	—	—
Intrepid Growth Fund	1,627,262	1,356,896	—	—
Intrepid Mid Cap Fund	449,420	505,715	—	—
Intrepid Multi Cap Fund	20,439	21,713	—	—
Intrepid Plus Fund	49,042	47,653	$13,847	$17,792
Intrepid Value Fund	197,828	158,588	—	—

During the six months ended December 31, 2007, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2007, were as follows (amounts in thousands):

	Gross Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$3,593,411	$817,681	$131,115	$686,566
Intrepid Growth Fund	2,178,028	410,194	36,846	373,348
Intrepid Mid Cap Fund	814,718	145,774	38,544	107,230
Intrepid Multi Cap Fund	31,440	5,557	1,601	3,956
Intrepid Plus Fund	77,760	11,806	3,540	8,266
Intrepid Value Fund	420,058	49,249	25,967	23,282

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   71

NOTES TO FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2007 (Unaudited) (continued)

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from another fund or from the unsecured uncommitted credit facility as of December 31, 2007. Average borrowings from the Facility for the six months ended December 31, 2007, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Intrepid America Fund	$42,725	17	$95
Intrepid Mid Cap Fund	2,382	3	1
Intrepid Multi Cap Fund	2,810	1	—	(a)

(a)  Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statement of Operations.

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

From time to time, the Funds’ investment advisor or an affiliate may exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Funds’ outstanding shares. Investment activities on behalf of these shareholders could impact the Funds.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMorgan Investment Advisors Inc., entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former Trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under

72   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   73

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	144	None.

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	144	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).

Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	144
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	144	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	144	None.

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	144	Trustee, Carleton College (2003–present).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	144	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

74   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	144	Director, American University in Cairo.

Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	144	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	144	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	144	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	144
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (144 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   75

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase & Co. (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Vice President, JPMorgan Chase & Co.; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Senior Counsel, JPMorgan Chase & Co. (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.

Nancy E. Fields (1949), Assistant Secretary (2005)*
Vice President, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc.; from 1999 to 2005, Director, Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and Senior Project Manager, Mutual Funds, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.).

Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.

Arthur A. Jensen (1966), Assistant Treasurer (2005)*	Vice President, JPMorgan Funds Management, Inc. since April 2005; formerly, Vice President of Financial Services of BISYS Fund Services, Inc. from 2001 until 2005.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.

Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

76   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2007, and continued to hold your shares at the end of the reporting period, December 31, 2007.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual	$1,000.00	$969.20	$6.25	1.26%
Hypothetical	1,000.00	1,018.85	6.41	1.26
Class C
Actual	1,000.00	966.80	8.73	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76
Class R5**
Actual	1,000.00	971.30	4.02	0.81
Hypothetical	1,000.00	1,021.12	4.13	0.81
Select Class
Actual	1,000.00	970.50	4.97	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   77

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,017.50	$6.36	1.25%
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	1,015.20	8.89	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5**
Actual	1,000.00	1,020.10	4.07	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	1,018.60	5.09	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00
Intrepid Mid Cap Fund
Class A
Actual	1,000.00	932.60	6.04	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
Class B
Actual	1,000.00	929.90	8.90	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Class C
Actual	1,000.00	929.90	8.90	1.83
Hypothetical	1,000.00	1,015.98	9.30	1.83
Select Class
Actual	1,000.00	933.30	4.82	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
Ultra Class
Actual	1,000.00	934.60	4.05	0.83
Hypothetical	1,000.00	1,021.02	4.23	0.83
Intrepid Multi Cap Fund
Class A
Actual	1,000.00	932.00	6.09	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	929.20	8.51	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Select Class
Actual	1,000.00	933.00	4.87	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

78   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

	Beginning Account Value, July 1, 2007	Ending Account Value, December 31, 2007	Expenses Paid During July 1, 2007 to December 31, 2007*	Annualized Expense Ratio
Intrepid Plus Fund***
Class A
Actual	$1,000.00	$937.70	$10.01	2.05%
Hypothetical	1,000.00	1,014.87	10.41	2.05
Class C
Actual	1,000.00	935.00	12.44	2.55
Hypothetical	1,000.00	1,012.35	12.93	2.55
Select Class
Actual	1,000.00	939.00	8.80	1.80
Hypothetical	1,000.00	1,016.13	9.15	1.80
Intrepid Value Fund
Class A
Actual	1,000.00	937.80	6.11	1.25
Hypothetical	1,000.00	1,018.90	6.36	1.25
Class C
Actual	1,000.00	935.60	8.54	1.75
Hypothetical	1,000.00	1,016.38	8.89	1.75
Class R5**
Actual	1,000.00	940.00	3.91	0.80
Hypothetical	1,000.00	1,021.17	4.08	0.80
Select Class
Actual	1,000.00	939.10	4.89	1.00
Hypothetical	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period)
**	Effective November 30, 2007, R Class Shares were renamed to Class R5 Shares.
***	Prior to November 1, 2007, the Fund was named Intrepid Long/Short Fund.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   79

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited)

The Board of Trustees held meetings in person in June and August 2007, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement”). At the June meeting, the Board’s investment sub-committees (money market and alternative products, equity, and fixed income) met to review and consider performance and expense information for certain JPMorgan Funds. Each investment sub-committee reported to the full Board, which then considered the investment sub-committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees, who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 15, 2007.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, receive from the Advisor and review on a regular basis over the course of the year, information regarding the performance of the Funds. This information includes the Funds’ performance against the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, with respect to all Funds, except the money market Funds and the insurance portfolios, the Trustees have engaged an independent consultant to similarly review the performance of each of the Funds, at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and evaluated extensive materials from the Advisor, including performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also engaged an independent consultant to provide a special analysis of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in private sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve each Advisory Agreement.

In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The matters discussed below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee Meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”) an affiliate of the Advisor was also considered. The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor

At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized

80   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular Advisor, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Investment Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board considered that the Advisor discontinued third-party soft dollar arrangements with respect to securities transactions it executes for the Funds.

The Trustees also considered that JPMFM and JPMorgan Distribution Services, Inc. (“JPMDS”) affiliates of the Advisor earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMCBfor custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMF does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior Officer/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreement, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Funds’ Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Plus Fund (formerly Intrepid Long/Short Fund), Intrepid Multi Cap Fund, and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of these Funds. The Trustees indicated that the written evaluation was considered in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature, extent and quality of services and fee rates offered to other clients of the Advisor for comparable services. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature, extent and quality of the services provided to the different clients. The Trustees noted that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered relative performance and expense information for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-year, three-year, and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   81

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS
(Unaudited) (continued)

Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The specific Lipper rankings noted by the Trustees, as part of their review and the determinations made by the Trustees with respect to each Fund’s performance is summarized below:

The Trustees noted the Intrepid America Fund’s performance in the second quintile for Class A shares for the one year period and in the second and first quintiles for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Growth Fund’s performance in the first quintile for Class A shares for the one year period and in the first quintile for the Select Class shares for the one and three year periods, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the prospects for acceptable performance of the Intrepid Plus Fund (formerly Intrepid Long/Short Fund) appeared strong based on both the team and investment approach proposed for the Fund. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Mid Cap Fund’s performance in the second, first and third quintiles for Class A shares and in the second, first and second quintiles for the Select Class shares for the one, three and five year periods, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Multi Cap Fund’s performance in the second quintile for Class A shares for the one year period and in the first quintile for the Select Class shares for the one and three year periods. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted the Intrepid Value Fund’s performance in the first quintile for the Class A shares for the one year period and in the first quintile for the Select Class shares for the one and three year periods, and that the independent consultant indicated that overall performance was attractive The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking waivers and reimbursements into account. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The attention that was given to the Lipper reports and the Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes is summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the fourth quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the

82   JPMORGAN INTREPID FUNDS        DECEMBER 31, 2007

Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the second quintile and the actual total expenses for the Class A shares were in the second quintile and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for the Class A shares and for the Select Class shares was in the first quintile and the actual total expenses for the Class A shares and for the Select Class shares were in the third quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Plus Fund’s (formerly Intrepid Long/Short Fund) net advisory fee for the Class A shares and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for the Class A shares was in the second quintile and for the Select Class shares was in the third quintile and the actual total expenses for the Class A shares were in the third quintile and for the Select Class shares were in the fourth quintile of its Universe Group. The Trustees also considered information provided by JPMFM and JPMDS related to the structure and distribution strategy of the Fund and, in light of this information, considered the fees to be reasonable.

DECEMBER 31, 2007        JPMORGAN INTREPID FUNDS   83

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2007 All rights reserved. December 2007.	SAN-INT-1207

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

March 6, 2008

By:	/s/____________________________

Stephanie J. Dorsey

Treasurer and Principal Financial Officer

March 6, 2008